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INDEX TO FINANCIAL STATEMENTS

TABLE OF CONTENTS 4

Filed Pursuant to Rule 497
Securities Act File No. 333-218040

              PROSPECTUS SUPPLEMENT
(to Prospectus dated July 13, 2018)

$100,000,000

New Mountain Finance Corporation

5.75% Convertible Notes due 2023

New Mountain Finance Corporation ("NMFC", the "Company", "we", "us" and "our") is a Delaware corporation that was originally incorporated on June 29, 2010. We are a closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended (the "1940 Act"). Our investment objective is to generate current income and capital appreciation through the sourcing and origination of debt securities at all levels of the capital structure, including first and second lien debt, notes, bonds and mezzanine securities. Our first lien debt may include traditional first lien senior secured loans or unitranche loans. Unitranche loans combine characteristics of traditional first lien senior secured loans as well as second lien and subordinated loans. Unitranche loans will expose us to the risks associated with second lien and subordinated loans to the extent we invest in the "last out" tranche. In some cases, our investments may also include equity interests. Our primary focus is in the debt of defensive growth companies, which are defined as generally exhibiting the following characteristics: (i) sustainable secular growth drivers, (ii) high barriers to competitive entry, (iii) high free cash flow after capital expenditure and working capital needs, (iv) high returns on assets and (v) niche market dominance.

The investments that we invest in are almost entirely rated below investment grade or may be unrated, which are often referred to as "leveraged loans", "high yield" or "junk" debt investments, and may be considered "high risk" or speculative compared to debt investments that are rated investment grade. Such issuers are considered more likely than investment grade issuers to default on their payments of interest and principal and such risk of default could reduce our net asset value and income distributions. Our investments are also primarily floating rate debt investments that contain interest reset provisions that may make it more difficult for borrowers to make debt repayments to us if interest rates rise. In addition, some of our debt investments will not fully amortize during their lifetime, which could result in a loss or a substantial amount of unpaid principal and interest due upon maturity. Our debt investments may also lose significant market value before a default occurs. Furthermore, an active trading market may not exist for these securities. This illiquidity may make it more difficult to value our investments.

We are offering $100.0 million aggregate principal amount of our 5.75% Convertible Notes due 2023 (the "Convertible Notes"). The Convertible Notes will bear interest at a rate of 5.75% per year, payable on February 15 and August 15 of each year, commencing on February 15, 2019. The Convertible Notes will mature on August 15, 2023.

The Convertible Notes will be convertible, at your option, into shares of our common stock initially at a conversion rate of 65.8762 shares per $1,000 principal amount of Convertible Notes (equivalent to an initial conversion price of approximately $15.18 per share), subject to adjustment as described in this prospectus supplement, at any time on or prior to the close of business on the business day immediately preceding the maturity date. In the case of Convertible Notes that are converted in connection with certain types of fundamental changes, we will, in certain circumstances, increase the conversion rate by a number of additional shares.

We may not redeem the Convertible Notes prior to May 15, 2023. On or after May 15, 2023, we may redeem the notes for cash, in whole or from time to time in part, at our option at a redemption price equal to the sum of (i) 100.0% of the principal amount of the Convertible Notes to be redeemed, (ii) accrued and unpaid interest thereon to, but excluding, the redemption date and (iii) the make-whole premium (as defined herein). No sinking fund will be provided for the Convertible Notes.

You may require us to repurchase all or a portion of your Convertible Notes upon a fundamental change at a cash repurchase price equal to 100.0% of the principal amount plus accrued and unpaid interest (including additional interest, if any) through, and including, the maturity date. See "Description of the Notes — Fundamental Change Put".

The Convertible Notes will be our unsecured obligations. As of August 13, 2018, we had $1,095.3 million of indebtedness outstanding, $655.0 million of which was secured indebtedness and $440.3 million of which was unsecured indebtedness. The Convertible Notes will be our direct unsecured obligations and rank pari passu, or equally in right of payment, with all outstanding and future unsecured, unsubordinated indebtedness issued by us.

There is no public market for the Convertible Notes, and we do not intend to apply for listing of the Convertible Notes on any securities exchange or for inclusion of the Convertible Notes in any automated quotation system. Our common stock is listed on the New York Stock Exchange under the symbol "NMFC". On August 13, 2018 the last reported sales price on the New York Stock Exchange for our common stock was $14.05 per share, and the net asset value per share of our common stock on June 30, 2018 (the last date prior to the date of this prospectus supplement on which we determined our net asset value per share) was $13.57.

The price at issuance of the Convertible Notes will be 100.0% of the principal amount, plus accrued and unpaid interest, if any, from August 20, 2018.

An investment in the Convertible Notes involves risks that are described in the "Supplementary Risk Factors" section beginning on page S-25 in this prospectus supplement and the "Risk Factors" section beginning on page 27 of the accompanying prospectus.

This prospectus supplement and the accompanying prospectus contain important information about us that a prospective investor should know before investing in the Convertible Notes. Please read this prospectus supplement and the accompanying prospectus before investing and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information with the United States Securities and Exchange Commission (http://www.sec.gov), which is available free of charge by contacting us by mail at 787 Seventh Avenue, 48th Floor, New York, New York 10019 or on our website at http://www.newmountainfinance.com. Information contained on our website is not incorporated by reference into this prospectus supplement and the accompanying prospectus, and you should not consider that information to be part of this prospectus supplement and the accompanying prospectus.

Neither the United States Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities, or determined if this prospectus supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Note	Total
Public Offering Price	100.00%	$100,000,000
Sales Load paid by us (Underwriting Discounts and Commissions)(1)	0.50%	$500,000
Proceeds to us (before expenses)(2)	99.50%	$99,500,000

(1)
See "Underwriting" for details of compensation to be received by the underwriters.

(2)
All expenses of the offering will be borne by us. We will incur approximately $0.4 million of estimated expenses in connection with this offering.

We have granted the underwriters an option to purchase up to an additional $15.0 million aggregate principal amount of Convertible Notes on the same terms and conditions as set forth above, exercisable within 30 days from the date of this prospectus supplement. If the underwriters exercise this option in full, the total public offering price will be $115,000,000, the total sales load (discounts and commissions) paid by us will be $575,000, and total proceeds, before expenses, will be $114,425,000.

THE CONVERTIBLE NOTES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF A BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

Delivery of the Convertible Notes in book-entry form only through The Depository Trust Company will be made on or about August 20, 2018.

Sole Bookrunner

Wells Fargo Securities

Prospectus Supplement dated August 15, 2018

i

ii

ABOUT THIS PROSPECTUS SUPPLEMENT

          You should rely only on the information contained in this prospectus supplement and the accompanying prospectus. Neither we nor the underwriters have authorized any other person to provide you with different information from that contained in this prospectus supplement or the accompanying prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus supplement and the accompanying prospectus do not constitute an offer to sell, or a solicitation of an offer to buy, these securities by any person in any jurisdiction where it is unlawful for that person to make such an offer or solicitation or to any person in any jurisdiction to whom it is unlawful to make such an offer or solicitation. The information contained in this prospectus supplement and the accompanying prospectus is complete and accurate only as of their respective dates, regardless of the time of their delivery or sale of these securities. This prospectus supplement supersedes the accompanying prospectus to the extent it contains information different from or additional to the information in that prospectus.

          This document is in two parts. The first part is this prospectus supplement, which describes the terms of this offering and also adds to and updates information contained in the accompanying prospectus. The second part is the accompanying prospectus, which gives more general information and disclosure. To the extent the information contained in this prospectus supplement differs from the information contained in the accompanying prospectus, the information in this prospectus supplement shall control. Please carefully read this prospectus supplement and the accompanying prospectus together with any exhibits and the additional information described under "Available Information", "Prospectus Supplement Summary" and "Supplementary Risk Factors" in this prospectus supplement and the "Available Information", "Summary" and "Risk Factors" sections of the accompanying prospectus before you make an investment decision. Unless otherwise indicated, all information included in this prospectus supplement assumes no exercise by the underwriters of their option to purchase up to an additional $15,000,000 aggregate principal amount of Convertible Notes.

iii

PROSPECTUS SUPPLEMENT SUMMARY

          This summary highlights some of the information in this prospectus supplement and the accompanying prospectus. It may not contain all the information that is important to you. For a more complete understanding, we encourage you to read this entire prospectus supplement and the accompanying prospectus and the documents to which we have referred in this prospectus supplement, together with the accompanying prospectus, including the risks set forth under "Supplementary Risk Factors" in this prospectus supplement and "Risk Factors" in the accompanying prospectus, and the other information included in this prospectus supplement and the accompanying prospectus.

  In this prospectus supplement, unless the context otherwise requires, references to:

  •
  "NMFC", the "Company", "we", "us" and "our" refers to New Mountain Finance Corporation, a Delaware corporation, which was incorporated on June 29, 2010, including, where appropriate, its wholly-owned direct and indirect subsidiaries;

  •
  "NMF Holdings" and "Predecessor Operating Company" refers to New Mountain Finance Holdings, L.L.C., a Delaware limited liability company;

  •
  "NMF SLF" refers to New Mountain Finance SPV Funding, L.L.C., a Delaware limited liability company;

  •
  "NMNLC" refers to New Mountain Net Lease Corporation, a Maryland corporation;

  •
  "SBIC I GP" refers to New Mountain Finance SBIC G.P. L.L.C., a Delaware limited liability company;

  •
  "SBIC I" refers to New Mountain Finance SBIC L.P., a Delaware limited partnership;

  •
  "SBIC II GP" refers to New Mountain Finance SBIC II G.P. L.L.C., a Delaware limited liability company;

  •
  "SBIC II" refers to New Mountain Finance SBIC II L.P., a Delaware limited partnership;

  •
  "Guardian AIV" refers to New Mountain Guardian AIV, L.P.;

  •
  "AIV Holdings" refers to New Mountain Finance AIV Holdings Corporation, a Delaware corporation which was incorporated on March 11, 2011, of which Guardian AIV was the sole stockholder;

  •
  "Investment Adviser" refers to New Mountain Finance Advisers BDC, L.L.C., our investment adviser;

  •
  "Administrator" refers to New Mountain Finance Administration, L.L.C., our administrator;

  •
  "New Mountain Capital" refers to New Mountain Capital Group, L.L.C. and its affiliates;

  •
  "Predecessor Entities" refers to New Mountain Guardian (Leveraged), L.L.C. and New Mountain Guardian Partners, L.P., together with their respective direct and indirect wholly-owned subsidiaries prior to our initial public offering;

  •
  "NMFC Credit Facility" refers to our Senior Secured Revolving Credit Agreement with Goldman Sachs Bank USA, Morgan Stanley Bank, N.A. and Stifel Bank & Trust, dated June 4, 2014, as amended (together with the related guarantee and security agreement);

  •
  "Holdings Credit Facility" refers to NMF Holdings' Third Amended and Restated Loan and Security Agreement with Wells Fargo Bank, National Association, dated October 24, 2017, as amended;

  •
  "Predecessor Holdings Credit Facility" refers to NMF Holdings' Amended and Restated Loan and Security Agreement with Wells Fargo Bank, National Association, dated May 19, 2011, as amended;

  •
  "SLF Credit Facility" refers to NMF SLF's Loan and Security Agreement with Wells Fargo Bank, National Association, dated October 27, 2010, as amended;

  •
  "2014 Convertible Notes" refers to our 5.00% convertible notes due 2019 issued on June 3, 2014 and September 30, 2016 under an indenture dated June 3, 2014, between us and U.S. Bank National Association, as trustee;

  •
  "2016 Unsecured Notes" refers to our 5.313% unsecured notes due May 15, 2021 issued on May 6, 2016 and September 30, 2016 to institutional investors in a private placement;

  •
  "2017A Unsecured Notes" refers to our 4.760% unsecured notes due July 15, 2022 issued on June 30, 2017 to institutional investors in a private placement;

  •
  "2018A Unsecured Notes" refers to our 4.870% unsecured notes due January 30, 2023 issued on January 30, 2018 to institutional investors in a private placement;

  •
  "2018B Unsecured Notes" refers to our 5.36% unsecured notes due June 28, 2023 issued on July 5, 2018 to institutional investors in a private placement; and

  •
  "Unsecured Notes" refers to the 2016 Unsecured Notes, the 2017A Unsecured Notes, the 2018A Unsecured Notes and the 2018B Unsecured Notes.

          For the periods prior to and as of December 31, 2013, all financial information provided in this prospectus supplement and accompanying prospectus reflect our organizational structure prior to the restructuring on May 8, 2014 described under "Description of Restructuring" in the accompanying prospectus, where NMF Holdings functioned as the operating company.

 Overview

New Mountain Finance Corporation

          We are a Delaware corporation that was originally incorporated on June 29, 2010 and completed our initial public offering ("IPO") on May 19, 2011. We are a closed-end, non-diversified management investment company that has elected to be regulated as a business development company ("BDC") under the Investment Company Act of 1940, as amended (the "1940 Act"). As such, we are obligated to comply with certain regulatory requirements. We have elected to be treated, and intend to comply with the requirements to continue to qualify annually, as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). NMFC is also registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act").

          The Investment Adviser is a wholly-owned subsidiary of New Mountain Capital. New Mountain Capital is a firm with a track record of investing in the middle market. New Mountain Capital focuses on investing in defensive growth companies across its private equity, public equity and credit investment vehicles. The Investment Adviser manages our day-to-day operations and provides us with investment advisory and management services. The Administrator, a wholly-owned subsidiary of New Mountain Capital, provides the administrative services necessary to conduct our day-to-day operations.

          Our wholly-owned subsidiary, NMF Holdings, is a Delaware limited liability company whose assets are used to secure NMF Holdings' credit facility. For additional information about our organizational structure prior to May 8, 2014, see "— Description of Restructuring" in the accompanying prospectus. NMF Ancora Holdings Inc. ("NMF Ancora"), NMF QID NGL Holdings, Inc. ("NMF QID") and NMF YP Holdings Inc. ("NMF YP"), our wholly-owned subsidiaries, are structured as Delaware entities that serve as tax blocker corporations which hold equity or equity-like investments in portfolio companies organized as limited liability companies (or other forms of pass-through entities). We consolidate our tax blocker corporations for accounting purposes. The tax blocker corporations are not consolidated for income tax purposes and may incur income tax expense as a result of their ownership of the portfolio companies. Additionally, our wholly-owned subsidiary, New Mountain Finance Servicing, L.L.C. ("NMF

Servicing"), serves as the administrative agent on certain investment transactions. SBIC I, and its general partner, SBIC I GP, are organized in Delaware as a limited partnership and limited liability company, respectively. During the year ended December 31, 2017, SBIC II and its general partner, SBIC II GP, were organized in Delaware as a limited partnership and limited liability company, respectively. SBIC I, SBIC I GP, SBIC II and SBIC II GP are our consolidated wholly-owned direct and indirect subsidiaries. SBIC I and SBIC II each received a license from the United States ("U.S.") Small Business Administration (the "SBA") to operate as a small business investment company ("SBIC") under Section 301(c) of the Small Business Investment Act of 1958, as amended (the "1958 Act"). Our wholly-owned subsidiary, NMNLC, a Maryland corporation, was formed to acquire commercial real properties that are subject to "triple net" leases and has qualified and intends to continue to qualify as a real estate investment trust ("REIT") within the meaning of Section 856(a) of the Code.

          Our investment objective is to generate current income and capital appreciation through the sourcing and origination of debt securities at all levels of the capital structure, including first and second lien debt, notes, bonds and mezzanine securities. The first lien debt may include traditional first lien senior secured loans or unitranche loans. Unitranche loans combine characteristics of traditional first lien senior secured loans as well as second lien and subordinated loans. Unitranche loans will expose us to the risks associated with second lien and subordinated loans to the extent we invest in the "last out" tranche. In some cases, our investments may also include equity interests. Our primary focus is in the debt of defensive growth companies, which are defined as generally exhibiting the following characteristics: (i) sustainable secular growth drivers, (ii) high barriers to competitive entry, (iii) high free cash flow after capital expenditure and working capital needs, (iv) high returns on assets and (v) niche market dominance. Similar to us, SBIC I's and SBIC II's investment objectives are to generate current income and capital appreciation under our investment criteria. However, SBIC I's and SBIC II's investments must be in SBA eligible small businesses. Our portfolio may be concentrated in a limited number of industries. As of June 30, 2018, our top five industry concentrations were business services, software, healthcare services, education and investment funds.

          The investments that we invest in are almost entirely rated below investment grade or may be unrated, which are often referred to as "leveraged loans", "high yield" or "junk" debt investments, and may be considered "high risk" or speculative compared to debt investments that are rated investment grade. Such issuers are considered more likely than investment grade issuers to default on their payments of interest and principal, and such risk of default could reduce our net asset value and income distributions. Our investments are also primarily floating rate debt investments that contain interest reset provisions that may make it more difficult for borrowers to make debt repayments to us if interest rates rise. In addition, some of our debt investments will not fully amortize during their lifetime, which could result in a loss or a substantial amount of unpaid principal and interest due upon maturity. Our debt investments may also lose significant market value before a default occurs. Furthermore, an active trading market may not exist for these securities. This illiquidity may make it more difficult to value our investments.

          As of June 30, 2018, our net asset value was $1,032.6 million and our portfolio had a fair value of approximately $2,098.0 million in 89 portfolio companies, with a weighted average yield to maturity at cost for income producing investments ("YTM at Cost") of approximately 11.1% and a weighted average yield to maturity at cost for all investments ("YTM at Cost for Investments") of approximately 10.9%. The YTM at Cost calculation assumes that all investments, including secured collateralized agreements, not on non-accrual are purchased at cost on the quarter end date and held until their respective maturities with no prepayments or losses and exited at par at maturity. The YTM at Cost for Investments calculation assumes that all investments, including secured collateralized agreements, are purchased as cost on the quarter end date and held until their respective maturities with no prepayments or losses and exited at par at maturity. YTM at Cost and YTM at Cost for Investments calculations exclude the impact of existing leverage. YTM at Cost and YTM at Cost for Investments uses the London Interbank Offered Rate ("LIBOR") curves at each quarter's end date. The actual yield to maturity may be higher or lower due to the future selection of the LIBOR contracts by the individual companies in our portfolio or other factors.

Recent Developments

          On July 5, 2018, we entered into a third supplement (the "Supplement") to our Amended and Restated Note Purchase Agreement, dated September 30, 2016 (the "NPA"). Pursuant to the Supplement, on July 5, 2018, we issued to an institutional investor identified therein, in a private placement, $50.0 million in aggregate principal amount of 2018B Unsecured Notes as an additional series of notes under the NPA. Except as set forth in the Supplement, the 2018B Unsecured Notes have the same terms as the $90.0 million in aggregate principal amount of the 2016 Unsecured Notes, the $55.0 million in aggregate principal amount of the 2017A Unsecured Notes and the $90.0 million in aggregate principal amount of the 2018A Unsecured Notes (collectively, the "Prior Notes") that we previously issued pursuant to the NPA, the first supplement and the second supplement thereto, respectively. The Supplement includes certain additional covenants and terms, including, without limitation, a requirement that we not exceed a debt-to-equity ratio of 1.65 to 1.00 at the time of incurring additional indebtedness and a requirement that we not exceed a secured debt ratio of 0.70 to 1.00 at any time. The 2018B Unsecured Notes will rank equal in priority with our other unsecured indebtedness, including the Prior Notes, the 2014 Convertible Notes and the Convertible Notes offered hereby. Interest on the 2018B Unsecured Notes will be payable semi-annually in arrears on January 15 and July 15 of each year, commencing on January 15, 2019.

          On July 5, 2018, we entered into Amendment No. 4 (the "Amendment") to our NMFC Credit Facility. The Amendment reduces the minimum asset coverage ratio that we must maintain at the time of any borrowing under the NMFC Credit Facility and as of each quarter end from 2.00 to 1.00 to 1.50 to 1.00. The Amendment also includes a requirement that we not exceed a debt-to-equity ratio of 1.65 to 1.00 at the time of incurring additional indebtedness and a requirement that we not exceed a secured debt ratio of 0.70 to 1.00 at any time.

          On August 1, 2018, our board of directors declared a third quarter 2018 distribution of $0.34 per share payable on September 28, 2018 to holders of record as of September 14, 2018.

          We had approximately $169.6 million of originations and commitments since the end of the second quarter through August 3, 2018. This was offset by approximately $178.9 million of repayments and $3.4 million of sales during the same period.

The Investment Adviser

          The Investment Adviser, a wholly-owned subsidiary of New Mountain Capital, manages our day-to-day operations and provides us with investment advisory and management services. In particular, the Investment Adviser is responsible for identifying attractive investment opportunities, conducting research and due diligence on prospective investments, structuring our investments and monitoring and servicing our investments. We currently do not have, and do not intend to have, any employees. The Investment Adviser also manages New Mountain Guardian Partners II, L.P., a Delaware limited partnership, and New Mountain Guardian Partners II Offshore, L.P., a Cayman Islands exempted limited partnership, (together "Guardian II"), which commenced operations in April 2017. As of June 30, 2018, the Investment Adviser was supported by over 140 employees and senior advisors of New Mountain Capital.

          The Investment Adviser is managed by a five member investment committee (the "Investment Committee"), which is responsible for approving purchases and sales of our investments above $10.0 million in aggregate by issuer. The Investment Committee currently consists of Steven B. Klinsky, Robert A. Hamwee, Adam B. Weinstein and John R. Kline. The fifth and final member of the Investment Committee will consist of a New Mountain Capital Managing Director who will hold the position on the Investment Committee on an annual rotating basis. Beginning in August 2017, Peter N. Masucci was appointed to the Investment Committee for a one year term. In addition, our executive officers and certain investment professionals of the Investment Adviser are invited to all Investment Committee meetings. Purchases and dispositions below $10.0 million may be approved by our Chief Executive Officer. These approval thresholds are subject to change over time. We expect to benefit from the extensive and varied relevant experience of the investment professionals serving on the Investment Committee, which includes expertise in private equity, primary and secondary leveraged credit, private mezzanine finance and distressed debt.

Competitive Advantages

          We believe that we have the following competitive advantages over other capital providers to middle market companies:

Proven and Differentiated Investment Style With Areas of Deep Industry Knowledge

          In making its investment decisions, the Investment Adviser applies New Mountain Capital's long-standing, consistent investment approach that has been in place since its founding more than 15 years ago. We focus on companies in defensive growth niches of the middle market space where we believe few debt funds have built equivalent research and operational size and scale.

          We benefit directly from New Mountain Capital's private equity investment strategy that seeks to identify attractive investment sectors from the top down and then works to become a well positioned investor in these sectors. New Mountain Capital focuses on companies and industries with sustainable strengths in all economic cycles, particularly ones that are defensive in nature, that have secular tailwinds and can maintain pricing power in the midst of a recessionary and/or inflationary environment. New Mountain Capital focuses on companies within sectors in which it has significant expertise (examples include software, education, niche healthcare, business services, federal services and distribution & logistics) while typically avoiding investments in companies with products or services that serve markets that are highly cyclical, have the potential for long-term decline, are overly-dependent on consumer demand or are commodity-like in nature.

          In making its investment decisions, the Investment Adviser has adopted the approach of New Mountain Capital, which is based on three primary investment principles:

  1.
  A generalist approach, combined with proactive pursuit of the highest quality opportunities within carefully selected industries, identified via an intensive and structured ongoing research process;

  2.
  Emphasis on strong downside protection and strict risk controls; and

  3.
  Continued search for superior risk adjusted returns, combined with timely, intelligent exits and outstanding return performance.

Experienced Management Team and Established Platform

          The Investment Adviser's team members have extensive experience in the leveraged lending space. Steven B. Klinsky, New Mountain Capital's Founder, Chief Executive Officer and Managing Director and Chairman of our board of directors, was a general partner of Forstmann Little & Co., a manager of debt and equity funds totaling multiple billions of dollars in the 1980s and 1990s. He was also a co-founder of Goldman, Sachs & Co.'s Leverage Buyout Group in the period from 1981 to 1984. Robert A. Hamwee, our Chief Executive Officer and Managing Director of New Mountain Capital, was formerly President of GSC Group, Inc. ("GSC"), where he was the portfolio manager of GSC's distressed debt funds and led the development of GSC's CLOs. John R. Kline, our President and Chief Operating Officer and Managing Director of New Mountain Capital, worked at GSC as an investment analyst and trader for GSC's control distressed and corporate credit funds and at Goldman, Sachs & Co. in the Credit Risk Management and Advisory Group.

          Many of the debt investments that we have made to date have been in the same companies with which New Mountain Capital has already conducted months of intensive acquisition due diligence related to potential private equity investments. We believe that private equity underwriting due diligence is usually more robust than typical due diligence for loan underwriting. In its underwriting of debt investments, the Investment Adviser is able to utilize the research and hands-on operating experience that New Mountain Capital's private equity underwriting teams possess regarding the individual companies and industries. Business and industry due diligence is led by a team of investment professionals of the Investment Adviser that generally consists of three to seven individuals, typically based on their relevant company and/or industry specific knowledge. Additionally, the Investment Adviser is also able to utilize its relationships with operating management teams and other private equity sponsors. We believe this differentiates us from many of our competitors.

Significant Sourcing Capabilities and Relationships

          We believe the Investment Adviser's ability to source attractive investment opportunities is greatly aided by both New Mountain Capital's historical and current reviews of private equity opportunities in the business segments we target. To date, a significant majority of the investments that we have made are in the debt of companies and industry sectors that were first identified and reviewed in connection with New Mountain Capital's private equity efforts, and the majority of our current pipeline reflects this as well. Furthermore, the Investment Adviser's investment professionals have deep and longstanding relationships in both the private equity sponsor community and the lending/agency community which they have and will continue to utilize to generate investment opportunities.

Risk Management through Various Cycles

          New Mountain Capital has emphasized tight control of risk since its inception. To date, New Mountain Capital has never experienced a bankruptcy of any of its portfolio companies in its private equity efforts. The Investment Adviser seeks to emphasize tight control of risk with our investments in several important ways, consistent with New Mountain Capital's historical approach. In particular, the Investment Adviser:

  •
  Emphasizes the origination or purchase of debt in what the Investment Adviser believes are defensive growth companies, which are less likely to be dependent on macro-economic cycles;

  •
  Targets investments in companies that are preeminent market leaders in their own industries, and when possible, investments in companies that have strong management teams whose skills are difficult for competitors to acquire or reproduce; and

  •
  Targets investments in companies with significant equity value in excess of our debt investments.

Access to Non Mark to Market, Seasoned Leverage Facility

          The amount available under the Holdings Credit Facility is generally not subject to reduction as a result of mark to market fluctuations in our portfolio investments. None of our credit facilities mature prior to June 2022. For a detailed discussion of our credit facilities, see "Management's Discussion and Analysis of Financial Conditions and Results of Operations — Liquidity and Capital Resources" in this prospectus supplement.

Market Opportunity

          We believe that the size of the market for investments that we target, coupled with the demands of middle market companies for flexible sources of capital at competitive terms and rates, create an attractive investment environment for us.

  •
  Large pool of uninvested private equity capital available for new buyouts.  We expect that private equity firms will continue to pursue acquisitions and will seek to leverage their equity investments with mezzanine loans and/or senior loans (including traditional first and second lien, as well as unitranche loans) provided by companies such as ours.

  •
  The leverage finance market has a high level of financing needs over the next several years due to significant bank debt maturities.  We believe that the large dollar volume of loans that need to be refinanced will present attractive opportunities to invest capital in a manner consistent with our stated objectives.

  •
  Middle market companies continue to face difficulties in accessing the capital markets.  We believe opportunities to serve the middle market will continue to exist. While many middle market companies were formerly able to raise funds by issuing high-yield bonds, we believe this approach to financing has become more difficult as institutional investors have sought to invest in larger, more liquid offerings.

  •
  Increased regulatory scrutiny of banks has reduced middle market lending.  We believe that many traditional bank lenders to middle market businesses have either exited or de-emphasized their service and product offerings in the middle market. These traditional lenders have instead focused on lending and providing other services to large corporate clients. We believe this has resulted in fewer key players and the reduced availability of debt capital to the companies we target.

  •
  Conservative loan to value.  As a result of the credit crisis, many lenders are requiring larger equity contributions from financial sponsors. Larger equity contributions create an enhanced margin of safety for lenders because leverage is a lower percentage of the implied enterprise value of the company.

  •
  Attractive pricing.  Reduced access to, and availability of, debt capital typically increases the interest rates, or pricing, of loans for middle market lenders. Recent primary debt transactions in this market often include upfront fees, original issue discount, prepayment protections and, in some cases, warrants to purchase common stock, all of which should enhance the profitability of new loans to lenders.

Operating and Regulatory Structure

          We are a closed-end, non-diversified management investment company that has elected to be regulated as a BDC under the 1940 Act and are required to maintain an asset coverage ratio, as defined in the 1940 Act, of at least 150.0%, which was reduced from 200% effective as of June 9, 2018 by approval of our stockholders. Changing the asset coverage ratio permits us to double our leverage, which may result in increased leverage risk and increased expenses. We include the assets and liabilities of our consolidated subsidiaries for purposes of satisfying the requirements under the 1940 Act. See "Regulation — Senior Securities" in the accompanying prospectus.

          We have elected to be treated, and intend to comply with the requirements to continue to qualify annually, as a RIC under Subchapter M of the Code. See "Certain Material U.S. Federal Income Tax Considerations" in this prospectus supplement and "Material U.S. Federal Income Tax Considerations" in the accompanying prospectus. As a RIC, we generally will not be subject to corporate-level U.S. federal income taxes on any net ordinary income or capital gains that we timely distribute to our stockholders as dividends if we meet certain source-of-income, distribution and asset diversification requirements. We intend to distribute to our stockholders substantially all of our annual taxable income except that we may retain certain net capital gains for reinvestment.

Risks

          An investment in the Convertible Notes involves risk, including the risk of leverage and the risk that our operating policies and strategies may change without prior notice. See "Supplementary Risk Factors" in this prospectus supplement and "Risk Factors" in the accompanying prospectus, and the other information included in this prospectus supplement and the accompanying prospectus for a discussion of factors you should carefully consider before deciding to invest in the Convertible Notes. The value of our assets, as well as the market price of our securities, will fluctuate. Our investments may be risky, and you may lose all or part of your investment. Investing in us involves other risks, including the following:

  •
  Our amount of debt outstanding will increase as a result of this offering, which could adversely affect our business, financial condition and results of operations and our ability to meet our payment obligations under the Convertible Notes and our other debt;

  •
  If we default on our obligations to pay our other indebtedness, we may not be able to make payments on the Convertible Notes;

  •
  The Convertible Notes will be unsecured and therefore will be effectively subordinated to any secured indebtedness we have currently incurred or may incur in the future;

  •
  The Convertible Notes will be structurally subordinated to the indebtedness and other liabilities of our subsidiaries;

  •
  The indenture governing the Convertible Notes contains limited restrictive covenants and provides only limited protection in the event of a change of control;

  •
  The conversion rate of the Convertible Notes may not be adjusted for all dilutive events that may adversely affect the trading price of the Convertible Notes or the common stock issuable upon conversion of the Convertible Notes;

  •
  We may be unable to repurchase the Convertible Notes following a fundamental change;

  •
  Some significant restructuring transactions may not constitute a fundamental change, in which case we would not be obligated to offer to repurchase the Convertible Notes;

  •
  Provisions of the Convertible Notes could discourage an acquisition of us by a third party;

  •
  The adjustment to the conversion rate upon the occurrence of certain types of fundamental changes may not adequately compensate you for the lost option time value of your Convertible Notes as a result of such fundamental change;

  •
  There is currently no public market for the Convertible Notes, and an active trading market may not develop for the Convertible Notes. The failure of a market to develop for the Convertible Notes could adversely affect the liquidity and value of your Convertible Notes;

  •
  Recent regulatory actions may adversely affect the trading price and liquidity of the Convertible Notes;

  •
  The accounting for convertible debt securities is subject to uncertainty;

  •
  The price of our common stock and of the Convertible Notes may fluctuate significantly, and this may make it difficult for you to resell the Convertible Notes or common stock issuable upon conversion of the Convertible Notes when you want or at prices you find attractive;

  •
  Future sales of our common stock in the public market or the issuance of securities senior to our common stock could adversely affect the trading price of our common stock and the value of the Convertible Notes and our ability to raise funds in new stock offerings;

  •
  Holders of the Convertible Notes will not be entitled to any rights with respect to our common stock, but will be subject to all changes made with respect to our common stock;

  •
  You may be deemed to receive a taxable distribution without the receipt of any cash or property;

  •
  We may suffer credit losses;

  •
  We do not expect to replicate the Predecessor Entities' historical performance or the historical performance of other entities managed or supported by New Mountain Capital;

  •
  There is uncertainty as to the value of our portfolio investments because most of our investments are, and may continue to be, in private companies and recorded at fair value;

  •
  Our ability to achieve our investment objective depends on key investment personnel of the Investment Adviser. If the Investment Adviser were to lose any of its key investment personnel, our ability to achieve our investment objective could be significantly harmed;

  •
  The Investment Adviser has limited experience managing a BDC or a RIC, which could adversely affect our business;

  •
  We operate in a highly competitive market for investment opportunities and may not be able to compete effectively;

  •
  Our investments in securities rated below investment grade are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates;

  •
  Our business, results of operations and financial condition depend on our ability to manage future growth effectively;

  •
  We borrow money, which could magnify the potential for gain or loss on amounts invested in us and increase the risk of investing in us;

  •
  Changes in interest rates may affect our cost of capital and net investment income;

  •
  Regulations governing the operations of BDCs will affect our ability to raise additional equity capital as well as our ability to issue senior securities or borrow for investment purposes, any or all of which could have a negative effect on our investment objectives and strategies;

  •
  We may experience fluctuations in our annual and quarterly results due to the nature of our business;

  •
  Our board of directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse to your interests;

  •
  We will be subject to corporate-level U.S. federal income tax on all of our income if we are unable to maintain tax treatment as a RIC under Subchapter M of the Code, which would have a material adverse effect on our financial performance;

  •
  We cannot predict how tax reform legislation will affect us, our investments, or our stockholders, and any such legislation could adversely affect our business;

  •
  Recent legislation allows us to incur additional leverage, which could increase the risk of investing in the Company;

  •
  Internal and external cyber threats, as well as other disasters, could impair our ability to conduct business effectively;

  •
  Our investments in portfolio companies may be risky, and we could lose all or part of any of our investments;

  •
  The lack of liquidity in our investments may adversely affect our business;

  •
  Economic recessions, downturns or government spending cuts could impair our portfolio companies and harm our operating results;

  •
  The market price of our common stock may fluctuate significantly; and

  •
  Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

Company Information

          Our administrative and executive offices are located at 787 Seventh Avenue, 48th Floor, New York, New York 10019, and our telephone number is (212) 720-0300. We maintain a website at www.newmountainfinance.com. Information contained on our website is not incorporated by reference into this prospectus supplement or the accompanying prospectus, and you should not consider information contained on our website to be part of this prospectus supplement or the accompanying prospectus.

Presentation of Historical Financial Information and Market Data

Historical Financial Information

          Unless otherwise indicated, historical references contained in this prospectus for periods prior to and as of December 31, 2013 in "Selected Financial and Other Data", "Selected Quarterly Data", "Management's Discussion and Analysis of Financial Condition and Results of Operations," and "Senior Securities" relate to NMF Holdings. The consolidated financial statements of New Mountain Finance Holdings, L.L.C., formerly known as New Mountain Guardian (Leveraged), L.L.C., and New Mountain Guardian Partners, L.P. are NMF Holdings' historical consolidated financial statements.

Market Data

          Statistical and market data used in this prospectus supplement and the accompanying prospectus has been obtained from governmental and independent industry sources and publications. We have not independently verified the data obtained from these sources, and we cannot assure you of the accuracy or completeness of the data. Forward-looking information obtained from these sources is subject to the same qualifications and the additional uncertainties regarding the other forward-looking statements contained in this prospectus supplement and accompanying prospectus. See "Cautionary Statement Regarding Forward-Looking Statements" in this prospectus supplement and the accompanying prospectus.

SPECIFIC TERMS OF THE NOTES AND THE OFFERING

          This prospectus supplement sets forth certain terms of the Convertible Notes that we are offering pursuant to this prospectus supplement and supplements the accompanying prospectus that is attached to the back of this prospectus supplement. This section outlines the specific legal and financial terms of the Convertible Notes. You should read this section together with the section titled "Description of the Notes" in this prospectus supplement and the more general description of the notes in the accompanying prospectus under the heading "Description of Debt Securities" before investing in the Convertible Notes. Capitalized terms used in this prospectus supplement and not otherwise defined shall have the meanings ascribed to them in the indenture governing the Convertible Notes.

Issuer	New Mountain Finance Corporation
Title of the Securities	5.75% Convertible Notes due 2023
Aggregate Principal Amount Being Offered	$100,000,000
Overallotment Option

We have granted the underwriters an option to purchase up to an additional $15,000,000 aggregate principal amount of Convertible Notes to cover overallotments, if any, exercisable within 30 days from the date of this prospectus supplement.

Initial Public Offering Price	100.0% of the aggregate principal amount, which reflects that, for the first interest payment, plus accrued and unpaid interest, if any, from August 20, 2018.
Maturity	August 15, 2023, unless earlier converted, repurchased, or redeemed.
Principal Payable at Maturity	100.0% of the aggregate principal amount; the principal amount of each Convertible Note will be payable on its stated maturity date
Interest Rate	5.75% per year
Interest Payment Dates	Interest will be payable in cash on February 15 and August 15 of each year, beginning February 15, 2019.
Interest Periods

The initial interest period will be the period from and including August 20, 2018 to, but excluding, the next interest payment date, and the subsequent interest periods will be the periods from and including an interest payment date to, but excluding, the next interest payment date.

Optional Redemption

We may not redeem the Convertible Notes prior to May 15, 2023. On or after May 15, 2023, we may redeem the Convertible Notes for cash, in whole or from time to time in part, at our option at a redemption price equal to the sum of (i) 100.0% of the principal amount of the Convertible Notes to be redeemed, (ii) accrued and unpaid interest (including additional interest, if any) to, but excluding, the redemption date and (iii) the make-whole premium. We will give notice of any redemption not less than 15 nor more than 30 calendar days before the redemption date to holders of the notes. See "Description of Notes — Redemption During Final Three Month Term of the Convertible Notes."

Ranking	The Convertible Notes will be our general, unsecured obligations and will rank:

•

equal in right of payment with all of our existing and future unsecured indebtedness, including $155.3 million and $285.0 million in aggregate principal amount of 2014 Convertible Notes and Unsecured Notes, respectively, outstanding as of August 13, 2018;

• senior in right of payment to all of our future indebtedness that is expressly subordinated in right of payment to the Convertible Notes;

•

effectively subordinated to our existing and future secured indebtedness to the extent of the value of the assets securing such indebtedness, including $145.0 million outstanding under the NMFC Credit Facility as of August 13, 2018; and

•

structurally subordinated to any existing and future liabilities and other indebtedness of our subsidiaries, including $345.0 million outstanding under the Holdings Credit Facility and $165.0 million outstanding under the SBA-guaranteed debentures as of August 13, 2018.

As of August 13, 2018, we had $1,095.3 million of indebtedness outstanding, $655.0 million of which was secured indebtedness and $440.3 million of which was unsecured indebtedness.
Denominations	We will issue the Convertible Notes in book-entry form only in denominations of $1,000 principal amount and integral multiples thereof.
Business Day

Any day other than a Saturday, a Sunday or a day on which the Federal Reserve Bank of New York or U.S. Bank National Association, as trustee under the indenture to govern the Convertible Notes, is authorized or required by law or executive order to close or be closed.

Sinking Fund	The Convertible Notes will not be subject to any sinking fund.
Defeasance	The Convertible Notes are not subject to defeasance.
Certain Covenants	We will be subject to (i) a Debt to Equity Ratio covenant with respect to the incurrence of any additional indebtedness and (ii) a Secured Debt Ratio covenant as follows:

Debt to Equity Ratio: Immediately after the issuance of any senior security representing indebtedness (as determined pursuant to the 1940 Act), and after giving pro forma effect thereto and the application of the proceeds thereof, we will not permit the Debt to Equity Ratio (as defined under the caption "Description of the Notes — Certain Covenants — Debt to Equity Ratio"), to be greater than 1.65 to 1.00.

Maximum Secured Debt: We will not permit the Secured Debt Ratio (as defined under the caption "Description of the Notes — Certain Covenants — Maximum Secured Debt") at any time to exceed 0.70 to 1.00.
See "Description of the Notes — Certain Covenants."

Conversion Rights	You may convert your Convertible Notes into shares of our common stock at any time on or prior to the close of business on the business day immediately preceding the maturity date.

The Convertible Notes will be convertible at an initial conversion rate of 65.8762 shares of common stock per $1,000 principal amount of the Convertible Notes (equivalent to an initial conversion price of approximately $15.18 per share). The conversion rate, and thus the conversion price, may be adjusted under certain circumstances as described under "Description of the Notes — Conversion Rights — Conversion Rate Adjustments".

Upon any conversion, unless you convert after a record date for an interest payment but prior to the corresponding interest payment date, you will receive a cash payment representing accrued and unpaid interest to, but not including, the conversion date. See "Description of the Notes — Conversion Rights".

Limitation on Beneficial Ownership

Notwithstanding the foregoing, no holder of Convertible Notes will be entitled to receive shares of our common stock upon conversion to the extent (but only to the extent) that such receipt would cause such converting holder to become, directly or indirectly, a "beneficial owner" (within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations promulgated thereunder) of more than 5.0% of the shares of our common stock outstanding at such time (the "Limitation"). Any purported delivery of shares of our common stock upon conversion of Convertible Notes shall be void and have no effect to the extent (but only to the extent) that such delivery would result in the converting holder becoming the beneficial owner of more than 5.0% of the shares of common stock outstanding at such time. If any delivery of shares of our common stock owed to a holder upon conversion of Convertible Notes is not made, in whole or in part, as a result of the Limitation, our obligation to make such delivery shall not be extinguished and we shall deliver such shares as promptly as practicable after any such converting holder gives notice to us that such delivery would not result in it being the beneficial owner of more than 5.0% of the shares of common stock outstanding at such time. The Limitation shall no longer apply following the effective date of any Fundamental Change, as defined in "Description of the Notes — Fundamental Change Put".

Adjustment to Conversion Rate Upon a Non-Stock Change of Control

If and only to the extent holders elect to convert the Convertible Notes in connection with a transaction described under clause (1), (2) or (4) of the definition of fundamental change as described in "Description of the Notes — Fundamental Change Put" and determined after giving effect to any exceptions to or exclusions from such definition, but without regard to the provision in clause (2) of the definition thereof, pursuant to which more than 10.0% of the consideration for our common stock (other than cash payments for fractional shares and cash payments made in respect of dissenters' appraisal rights) consists of cash or securities (or other property) that are not shares of common stock traded or scheduled to be traded immediately following such transaction on the New York Stock Exchange (the "NYSE"), the NASDAQ Global Market or the NASDAQ Global Select Market (or any of their respective successors), which we refer to as a "non-stock change of control", we will increase the conversion rate by a number of additional shares determined by reference to the table in "Description of the Notes — Conversion Rights — Adjustment to Conversion Rate Upon a Non-Stock Change of Control", based on the effective date and the price paid per share of our common stock in such nonstock change of control. If the price paid per share of our common stock in the fundamental change is less than $13.80 or more than $18.00 (subject to adjustment), there will be no such adjustment. If holders of our common stock receive only cash in the type of transaction described above, the price paid per share will be the cash amount paid per share. Otherwise, the stock price shall be the average of the last reported sale prices of our common stock over the five trading-day period ending on, and including, the trading day immediately preceding the effective date of the non-stock change of control.

Fundamental Change Repurchase Right of Holders

If we undergo a fundamental change (as defined in this prospectus supplement) prior to maturity, you will have the right, at your option, to require us to repurchase for cash some or all of your Convertible Notes at a repurchase price equal to 100% of the principal amount of the Convertible Notes being repurchased, plus accrued and unpaid interest to, but not including, the repurchase date. See "Description of the Notes — Fundamental Change Put".

Events of Default

If an event of default on the Convertible Notes occurs, the principal amount of the Convertible Notes, plus accrued and unpaid interest (including additional interest, if any) may be declared immediately due and payable, subject to certain conditions set forth in the indenture. These amounts automatically become due and payable in the case of certain types of bankruptcy or insolvency events of default involving NMFC.

No Established Trading Market	We cannot assure you that any active or liquid market will develop for the Convertible Notes. See "Underwriting".
No Listing

We do not intend to apply to have the Convertible Notes listed on any securities exchange or for inclusion of the Convertible Notes in an automated quotation system. Our common stock is traded on the NYSE under the symbol "NMFC".

Use of Proceeds

We estimate that the net proceeds we will receive from the sale of the $100.0 million aggregate principal amount of Convertible Notes in this offering will be approximately $99.1 million (or approximately $114.0 million if the underwriters fully exercise their overallotment option), after deducting the discounts, commissions and expenses payable by us.

We intend to use the net proceeds from this offering to repay outstanding indebtedness under the NMFC Credit Facility and then, to the extent any net proceeds remain, the Holdings Credit Facility. However, through re-borrowing under our credit facilities, we also intend to use the amount of the net proceeds from this offering to make new investments in accordance with our investment objective and strategies described in this prospectus supplement and the accompanying prospectus and use available capital for other general corporate purposes, including working capital requirements. See "Use of Proceeds".

Certain U.S. Federal Income Tax Consequences

You should consult your tax advisor with respect to the U.S. federal income tax consequences of the purchase ownership, disposition and conversion of the Convertible Notes, our qualification and taxation as a RIC for U.S. federal income tax purposes and the ownership and disposition of shares of our common stock and with respect to any tax consequences arising under the laws of any state, local, foreign or other taxing jurisdiction. See "Certain Material U.S. Federal Income Tax Considerations" in this prospectus supplement and "Material U.S. Federal Income Tax Considerations" in the accompanying prospectus.

Book-Entry Form

The Convertible Notes will be issued in book-entry form and will be represented by permanent global certificates deposited with, or on behalf of, The Depository Trust Company ("DTC") and registered in the name of a nominee of DTC. Beneficial interests in any of the Convertible Notes will be shown on, and transfers will be effected only through, records maintained by DTC or its nominee and any such interest may not be exchanged for certificated securities, except in limited circumstances.

Trustee, Paying Agent and Conversion Agent	U.S. Bank National Association.

Available Information

We have filed with the SEC a registration statement on Form N-2 together with all amendments and related exhibits under the Securities Act. The registration statement contains additional information about us and the securities being offered by this prospectus supplement and the accompanying prospectus.

We are required to file annual, quarterly and current reports, proxy statements and other information with the SEC under the Exchange Act. This information is available at the SEC's public reference room at 100 F Street, NE, Washington, District of Columbia 20549 and on the SEC's website at http://www.sec.gov. The public may obtain information on the operation of the SEC's public reference room by calling the SEC at 1-800-SEC-0330. This information is also available free of charge by contacting us at New Mountain Finance Corporation, 787 Seventh Avenue, 48th Floor, New York, New York 10019, by telephone at (212) 720-0300, or on our website at www.newmountainfinance.com. Information contained on our website or on the SEC's web site about us is not incorporated into this prospectus supplement and the accompanying prospectus and you should not consider information contained on our website or on the SEC's website to be part of this prospectus supplement and the accompanying prospectus.

FEES AND EXPENSES

          The following table is intended to assist you in understanding the costs and expenses that you will bear directly or indirectly on an as-converted basis. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus supplement and the accompanying prospectus contains a reference to fees or expenses paid by "you", "NMFC", or "us" or that "we", "NMFC", or the "Company" will pay fees or expenses, we will pay such fees and expenses out of our net assets and, consequently, you will indirectly bear such fees or expenses as an investor in us. However, you will not be required to deliver any money or otherwise bear personal liability or responsibility for such fees or expenses.

Stockholder transaction expenses:
Sales load borne by us (as a percentage of offering price)	0.50%	(1)
Offering expenses borne by us (as a percentage of offering price)	0.38%	(2)
Dividend reinvestment plan fees (per sales transaction)	$15.00	(3)

Total stockholder transaction expenses (as a percentage of offering price)	0.88%
Annual expenses (as a percentage of net assets attributable to common stock):
Base management fees	3.54%	(4)
Incentive fees payable under the Investment Management Agreement	2.27%	(5)
Interest payments on borrowed funds (other than the Convertible Notes offered hereby)	4.42%	(6)
Interest payments on the Convertible Notes offered hereby	0.51%
Other expenses	0.73%	(7)
Acquired fund fees and expenses	1.08%	(8)

Total annual expenses	12.55%	(9)

Example

          The following example, required by the SEC, demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that our borrowings and annual operating expenses would remain at the levels set forth in the table above. See Note 6 below for additional information regarding certain assumptions regarding our level of leverage.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return	$97	$276	$437	$771

          The example should not be considered a representation of future expenses, and actual expenses may be greater or less than those shown.

          While the example assumes, as required by the applicable rules of the SEC, a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. The incentive fee under the Investment Management Agreement, which, assuming a 5.0% annual return, would either not be payable or would have an insignificant impact on the expense amounts shown above, is not included in the above example. The above illustration assumes that we will not realize any capital gains (computed net of all realized capital losses and unrealized capital depreciation) in any of the indicated time periods. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses and returns to our investors would be higher. For example, if we assumed that we received our 5.0% annual return completely in the form of net realized capital gains on our investments, computed net of all cumulative unrealized depreciation on our investments, the projected dollar amount of total cumulative expenses set forth in the above illustration would be as follows:

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return	$106	$299	$469	$811

          The example assumes a sales load borne by us of 0.50%. In addition, while the examples assume reinvestment of all distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock determined by dividing the total dollar amount of the distribution payable to a participant by the market price per share of our common stock at the close of trading on the dividend payment date. The market price per share of our common stock may be at, above or below net asset value. See "Dividend Reinvestment Plan" in the accompanying prospectus for additional information regarding the dividend reinvestment plan.

(1)
Represents the commission with respect to the Convertible Notes being sold in this offering, which we will pay to the underwriters in connection with sales of Convertible Notes effected by the underwriters in this offering.

(2)
The offering expenses of this offering are estimated to be approximately $0.4 million.

(3)
If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant's account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds. The expenses of the dividend reinvestment plan are included in "other expenses." The plan administrator's fees will be paid by us. There will be no brokerage charges or other charges to stockholders who participate in the plan. For additional information, see "Dividend Reinvestment Plan" in the accompanying prospectus.

(4)
The base management fee under the Investment Management Agreement is based on an annual rate of 1.75% of our average gross assets for the two most recent quarters, which equals our total assets on the Consolidated Statements of Assets and Liabilities, less (i) the borrowings under the SLF Credit Facility and (ii) cash and cash equivalents. We have not invested, and currently do not invest, in derivatives. To the extent we invest in derivatives in the future, we will use the actual value of the derivatives, as reported on our Consolidated Statements of Assets and Liabilities, for purposes of calculating our base management fee. Since our IPO, the base management fee calculation has deducted the borrowings under the SLF Credit Facility. The SLF Credit Facility had historically consisted of primarily lower yielding assets at higher advance rates. As part of an amendment to our existing credit facilities with Wells Fargo Bank, National Association, the SLF Credit Facility merged with the Predecessor Holdings Credit Facility and into the Holdings Credit Facility on December 18, 2014. Post credit facility merger and to be consistent with the methodology since our IPO, the Investment Adviser will continue to waive management fees on the leverage associated with those assets that share the same underlying yield characteristics with investments leveraged under the legacy SLF Credit Facility. The Investment Adviser cannot recoup management fees that the Investment Adviser has previously waived. The base management fee reflected in the table above is based on the six months ended June 30, 2018 and is calculated without deducting any management fees waived. The annual base management fee after deducting the management fee waiver as a percentage of net assets would be 2.98% based on the six months ended June 30, 2018. See "Investment Management Agreement" in the accompanying prospectus

(5)
Assumes that annual incentive fees earned by the Investment Adviser remain consistent with the gross incentive fees earned by the Investment Adviser during the six months ended June 30, 2018 and calculated without deducting any incentive fees waived. For the six months ended June 30,

  2018, no incentive fees were waived by the Investment Adviser. The Investment Adviser cannot recoup incentive fees that the Investment Adviser has previously waived. As of June 30, 2018, we did not have a capital gains incentive fee accrual. As we cannot predict whether we will meet the thresholds for incentive fees under the Investment Management Agreement, the incentive fees paid in subsequent periods, if any, may be substantially different than the fees incurred during the six months ended June 30, 2018. For more detailed information about the incentive fee calculations, see "Investment Management Agreement" in the accompanying prospectus.

(6)
We may borrow funds from time to time to make investments to the extent we determine that additional capital would allow us to take advantage of additional investment opportunities or if the economic situation is otherwise conducive to doing so. The costs associated with these borrowings are indirectly borne by our stockholders. As of June 30, 2018, we had $390.5 million, $150.0 million, $155.3 million, $235.0 million and $163.0 million of indebtedness outstanding under the Holdings Credit Facility, the NMFC Credit Facility, the 2014 Convertible Notes, the Unsecured Notes and the SBA-guaranteed debentures, respectively. For purposes of this calculation, we have assumed the June 30, 2018 amounts outstanding under the Holdings Credit Facility, NMFC Credit Facility, 2014 Convertible Notes, Unsecured Notes and SBA-guaranteed debentures, and have computed interest expense using an assumed interest rate of 4.1% for the Holdings Credit Facility, 4.6% for the NMFC Credit Facility, 5.0% for the 2014 Convertible Notes, 5.0% for the Unsecured Notes and 2.9% for the SBA-guaranteed debentures, which were the rates payable as of June 30, 2018. See "Senior Securities" in this prospectus supplement. In addition, for the purpose of this calculation, we have included $50.0 million of 2018B Unsecured Notes outstanding and have computed interest expense assuming an interest rate of 5.4% for the 2018B Unsecured Notes.

(7)
"Other expenses" include our overhead expenses, including payments by us under the Administration Agreement based on the allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations to us under the Administration Agreement. Pursuant to the Administration Agreement, the Administrator may, in its own discretion, submit to us for reimbursement some or all of the expenses that the Administrator has incurred on our behalf during any quarterly period. As a result, the amount of expenses for which we will have to reimburse the Administrator may fluctuate in future quarterly periods and there can be no assurance given as to when, or if, the Administrator may determine to limit the expenses that the Administrator submits to us for reimbursement in the future. However, it is expected that the Administrator will continue to support part of our expense burden in the near future and may decide to not calculate and charge through certain overhead related amounts as well as continue to cover some of the indirect costs. The Administrator cannot recoup any expenses that the Administrator has previously waived. This expense ratio is calculated without deducting any expenses waived or reimbursed by the Administrator. Assuming the expenses waived or reimbursed by the Administrator for the six months ended June 30, 2018, the annual expense ratio after deducting the expenses waived or reimbursed by the Administrator as a percentage of net assets would be 0.68%. For the six months ended June 30, 2018, we reimbursed the Administrator approximately $0.9 million for any expenses, which represents approximately 0.17% of our net assets on an annulized basis. See "Administration Agreement" in the accompanying prospectus.

(8)
The holders of shares of our common stock indirectly bear the expenses of our investment in NMFC Senior Loan Program I, LLC ("SLP I"), NMFC Senior Loan Program II, LLC ("SLP II") and NMFC Senior Loan Program III, LLC ("SLP III"). No management fee is charged on our investment in SLP I in connection with the administrative services provided to SLP I. As SLP II and SLP III are structured as private joint ventures, no management fees are paid by SLP II and SLP III. Future expenses for SLP I, SLP II and SLP IIII may be substantially higher or lower because certain expenses may fluctuate over time.

(9)
The holders of shares of our common stock indirectly bear the cost associated with our annual expenses.

SELECTED FINANCIAL AND OTHER DATA

          The selected financial data should be read in conjunction with the respective consolidated financial statements and related consolidated notes thereto and "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in this prospectus supplement and the accompanying prospectus. Financial information for the years ended December 31, 2017, December 31, 2016, December 31, 2015, December 31, 2014 and December 31, 2013 has been derived from the Predecessor Operating Company and our financial statements and the related notes thereto that were audited by Deloitte & Touche LLP, an independent registered public accounting firm. The financial information at and for the six months ended June 30, 2018 was derived from our unaudited consolidated financial statements and related consolidated notes. In the opinion of management, all adjustments, consisting solely of normal recurring accruals, considered necessary for the fair presentation of financial statements for the interim periods, have been included. Our results for the interim periods may not be indicative of our results for any future interim period or the full year. See "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Senior Securities" in this prospectus supplement and the accompanying prospectus for more information.

          The below selected financial and other data is for NMFC.

(in thousands except shares and per share data)

	Six Months Ended June 30, 2018	Year Ended December 31,
New Mountain Finance Corporation		2017	2016	2015	2014	2013
Statement of Operations Data:
Investment income	$107,487	$197,806	$168,084	$153,855	$91,923	$—
Investment income allocated from NMF Holdings	—	—	—	—	43,678	90,876
Net expenses	56,030	95,602	79,976	71,360	34,727	—
Net expenses allocated from NMF Holdings	—	—	—	—	20,808	40,355
Net investment income	51,457	102,204	88,108	82,495	80,066	50,521
Net realized (losses) gains on investments	(6,403)	(39,734)	(16,717)	(12,789)	357	—
Net realized and unrealized gains (losses) allocated from NMF Holdings	—	—	—	—	9,508	11,443
Net change in unrealized appreciation (depreciation) of investments	2,919	50,794	40,131	(35,272)	(43,863)	—
Net change in unrealized (depreciation) appreciation of securities purchased under collateralized agreements to resell	(12)	(4,006)	(486)	(296)	—	—
Net change in unrealized (depreciation) appreciation of investment in NMF Holdings	—	—	—	—	—	(44)
(Provision) benefit for taxes	(984)	140	642	(1,183)	(493)	—
Net increase in net assets resulting from operations	46,997	109,398	111,678	32,955	45,575	61,920
Per share data:
Net asset value	$13.57	$13.63	$13.46	$13.08	$13.83	$14.38
Net increase in net assets resulting from operations (basic)	0.62	1.47	1.72	0.55	0.88	1.76
Net increase in net assets resulting from operations (diluted)(1)	0.58	1.38	1.60	0.55	0.86	1.76
Distributions declared(2)	0.68	1.36	1.36	1.36	1.48	1.48

	Six Months Ended June 30, 2018	Year Ended December 31,
New Mountain Finance Corporation		2017	2016	2015	2014	2013
Balance sheet data:
Total assets(3)	$2,205,941	$1,928,018	$1,656,018	$1,588,146	$1,500,868	$650,107
Holdings Credit Facility	390,463	312,363	333,513	419,313	468,108	N/A
Convertible Notes	155,357	155,412	155,523	115,000	115,000	N/A
SBA-guaranteed debentures	163,000	150,000	121,745	117,745	37,500	N/A
Unsecured Notes	235,000	145,000	90,000	—	—	N/A
NMFC Credit Facility	150,000	122,500	10,000	90,000	50,000	N/A
Total net assets	1,032,646	1,034,975	938,562	836,908	802,170	650,107
Other data:
Total return based on market value(4)	5.52%	5.54%	19.68%	(4.00)%	9.66%	11.62%
Total return based on net asset value(5)	4.59%	11.77%	13.98%	4.32%	6.56%	13.27%
Number of portfolio companies at period end	89	84	78	75	71	N/A
Total new investments for the period(6)	$560,460	$999,677	$558,068	$612,737	$720,871	N/A
Investment sales and repayments for the period(6)	$296,835	$767,360	$547,078	$483,936	$384,568	N/A
Weighted average YTM at Cost on debt portfolio at period end (unaudited)(7)	11.1%	10.9%	11.1%	10.7%	10.7%	N/A
Weighted average YTM at Cost for Investments at period end (unaudited)(8)	10.9%	10.9%	10.5%	10.7%	10.6%	N/A
Weighted average shares outstanding for the period (basic)	75,936,986	74,171,268	64,918,191	59,715,290	51,846,164	35,092,722
Weighted average shares outstanding for the period (diluted)	85,761.113	83,995,395	72,863,387	66,968,089	56,157,835	35,092,722
Portfolio turnover(6)	14.57%	41.98%	36.07%	33.93%	29.51%	N/A

(1)
In applying the if-converted method, conversion is not assumed for purposes of computing diluted earnings per share if the effect would be anti-dilutive. For the year ended December 31, 2015, there was anti-dilution. For the six months ended June 30, 2018 and the years ended December 31, 2017, December 31, 2016 and December 31, 2014, there was no anti-dilution. For the year ended December 31, 2013, due to reflecting earnings for the full year of operations of the Predecessor Operating Company assuming 100.0% NMFC ownership of Predecessor Operating Company and assuming all of New Mountain Finance AIV Holdings Corporation's ("AIV Holdings") units in the Predecessor Operating Company were exchanged for public shares of NMFC during the year then ended, the earnings per share would be $1.79.

(2)
Distributions declared in the year ended December 31, 2014 include a $0.12 per share special dividend related to realized capital gains attributable to NMF Holdings' warrant investments in Learning Care Group (US), Inc. Distributions declared in the year ended December 31, 2013 include a $0.12 per share special dividend related to a distribution received attributable to NMF Holdings' investment in YP Equity Investors LLC.

(3)
On January 1, 2016, we adopted Accounting Standards Update No. 2015-03, Interest — Imputation of Interest Subtopic 835-30 — Simplifying the Presentation of Debt Issuance Costs ("ASU 2015-03"). Upon adoption, we revised our presentation of deferred financing costs from an asset to a liability, which is a direct deduction to our debt on the Consolidated Statements of Assets and Liabilities. In addition, as of December 31, 2015 and December 31, 2014, we retrospectively revised our presentation of $14.0 million and $14.1 million, respectively, of deferred financing costs that were previously presented as an asset, which resulted in a decrease to total assets and total liabilities as of December 31, 2015 and December 31, 2014. For the years ended December 31, 2013 and December 31, 2012, NMFC was a holding company with no direct operations of its own and its sole asset was its ownership in the Predecessor Operating Company and, as such, ASU 2015-03 did not apply to NMFC.

(4)
Total return is calculated assuming a purchase of common stock at the opening of the first day of the period and a sale on the closing of the last business day of the respective period ends. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under our dividend reinvestment plan.

(5)
Total return is calculated assuming a purchase at net asset value on the opening of the first day of the period and a sale at net asset value on the last day of the period. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at the net asset value on the last day of the respective quarter.

(6)
For the year ended December 31, 2014, amounts include our investment activity and the investment activity of the Predecessor Operating Company.

(7)
The weighted average YTM at Cost calculation assumes that all investments, including secured collateralized agreements, not on non-accrual are purchased at the adjusted cost on the respective period ends and held until their respective maturities with no prepayments or losses and exited at par at maturity. Adjusted cost reflects the cost for post-IPO investments in accordance with GAAP and a stepped up cost basis of pre-IPO investments (assuming a step-up to fair market value occurred on the IPO date).

(8)
The weighted average YTM at Cost for Investments calculation assumes that all investments, including secured collateralized agreements, are purchased at the adjusted cost on the respective period ends and held until their respective maturities with no prepayments or losses and exited at par at maturity. Adjusted cost reflects the cost for post-IPO investments in accordance with GAAP and a stepped up cost basis of pre-IPO investments (assuming a step-up to fair market value occurred on the IPO date).

          As of May 8, 2014, NMFC assumed all operating activities previously undertaken by NMF Holdings. The following table sets forth selected financial and other data for NMF Holdings when it was the Predecessor Operating Company.

(in thousands except units and per unit data)

New Mountain Finance Holdings, L.L.C.	Year Ended December 31, 2013
Statement of Operations Data:
Total investment income	$114,912
Net expenses	51,235
Net investment income	63,677
Net realized and unrealized gains (losses)	15,247
Net increase in net assets resulting from operations	78,924
Per unit data:
Net asset value	$14.38
Net increase in net assets resulting from operations (basic and diluted)	1.79
Distributions declared(1)	1.48
Balance sheet data:
Total assets	$1,147,841
Holdings Credit Facility	221,849
SLF Credit Facility	214,668
Total net assets	688,516
Other data:
Total return at net asset value(2)	13.27%
Number of portfolio companies at period end	59
Total new investments for the period	$529,307
Investment sales and repayments for the period	$426,561
Weighted average YTM at Cost on debt portfolio at period end (unaudited)(3)	11.0%
Weighted average YTM at Cost for Investments at period end (unaudited)(5)	11.0%
Weighted average YTM on debt portfolio at period end (unaudited)(4)	10.6%
Weighted average common membership units outstanding for the period	44,021,920
Portfolio turnover	40.52%

(1)
Distributions declared in the year ended December 31, 2013 include a $0.12 per unit special dividend related to a distribution received attributable to NMF Holdings' investment in YP Equity Investors LLC. Actual cash payments on the distributions declared to AIV Holdings only, for the quarter ended March 31, 2013 was made on April 5, 2013.

(2)
Total return is calculated assuming a purchase at net asset value on the opening of the first day of the year and a sale at net asset value on the last day of the respective period ends. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at the net asset value on the last day of the respective quarter. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at the net asset value on the last day of the respective quarter.

(3)
The weighted average YTM at Cost calculation assumes that all investments not on non-accrual are purchased at the adjusted cost on the respective period ends and held until their respective maturities with no prepayments or losses and exited at par at maturity. Adjusted cost reflects the GAAP cost for post-IPO investments and a stepped up cost basis of pre-IPO investments (assuming a step-up to fair market value occurred on the IPO date).

(4)
The weighted average YTM calculation assumes that all investments not on non-accrual are purchased at fair value on the respective period ends and held until their respective maturities with no prepayments or losses and exited at par at maturity. The weighted average YTM was not calculated subsequent to December 31, 2013.

(5)
The weighted average YTM at Cost for Investments calculation assumes that all investments, including secured collateralized agreements, are purchased at the adjusted cost on the respective period ends and held until their respective maturities with no prepayments or losses and exited at par at maturity. Adjusted cost reflects the cost for post-IPO investments in accordance with GAAP and a stepped up cost basis of pre-IPO investments (assuming a step-up to fair market value occurred on the IPO date).

SELECTED QUARTERLY FINANCIAL DATA

          The selected quarterly financial data should be read in conjunction with our respective consolidated financial statements and related consolidated notes thereto and "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in this prospectus supplement and the accompanying prospectus. The following table sets forth certain quarterly financial data for the quarter ended June 30, 2018, March 31, 2018 and each of the quarters for the fiscal years ended December 31, 2017 and December 31, 2016. This data is derived from our unaudited financial statements. Results for any quarter are not necessarily indicative of results for the full year or for any future quarter. See "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Senior Securities" included in this prospectus supplement and the accompanying prospectus for more information.

          The below selected quarterly financial data is for NMFC.

(in thousands except for per share data)

	Total Investment Income		Net Investment Income		Total Net Realized Gains (Losses) and Net Changes in Unrealized Appreciation (Depreciation) of Investments(1)		Net Increase (Decrease) in Net Assets Resulting from Operations
Quarter Ended	Total	Per Share	Total	Per Share	Total	Per Share	Total	Per Share
June 30, 2018	$54,598	$0.72	$25,721	$0.34	$(2,588)	$(0.04)	$23,133	$0.30
March 31, 2018	52,889	0.70	25,736	0.34	(1,892)	(0.03)	23,844	0.31
December 31, 2017	$53,244	$0.70	$26,683	$0.35	$194	$—	$26,877	$0.35
September 30, 2017	51,236	0.68	26,292	0.35	(1,516)	(0.02)	24,776	0.33
June 30, 2017	50,019	0.66	25,798	0.34	1,530	0.02	27,328	0.36
March 31, 2017	43,307	0.62	23,431	0.34	6,986	0.10	30,417	0.44
December 31, 2016	$43,784	$0.64	$22,980	$0.34	$10,875	$0.16	$33,855	$0.50
September 30, 2016	41,834	0.66	21,729	0.34	3,350	0.05	25,079	0.39
June 30, 2016	41,490	0.65	21,832	0.34	22,861	0.36	44,693	0.70
March 31, 2016	40,976	0.64	21,567	0.34	(13,516)	(0.21)	8,051	0.13

(1)
Includes securities purchased under collateral agreements to resell, benefit (provision) for taxes and the accretive effect of common stock issuances per share, if applicable.

SUPPLEMENTARY RISK FACTORS

          Investing in the Convertible Notes involves a number of significant risks. In addition to the other information contained in this prospectus supplement and the accompanying prospectus, you should consider carefully the following information before making an investment in the Convertible Notes. The risks set out below are not the only risks we face and you should read the risks set out in the accompanying prospectus. Additional risks and uncertainties not presently known to us or not presently deemed material by us might also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, our net asset value and the trading price of our common stock could decline and you may lose all or part of your investment.

RISKS RELATING TO THE NOTES

Our amount of debt outstanding will increase as a result of this offering, which could adversely affect our business, financial condition and results of operations and our ability to meet our payment obligations under the Convertible Notes and our other debt.

          As of August 13, 2018, we had $1,095.3 million of indebtedness outstanding, $655.0 million of which was secured indebtedness and $440.3 million of which was unsecured indebtedness. The use of debt could have significant consequences on our future operations, including:

  •
  making it more difficult for us to meet our payment and other obligations under the Convertible Notes and our other outstanding debt;

  •
  resulting in an event of default if we fail to comply with the financial and other restrictive covenants contained in our debt agreements, which event of default could result in all of our debt becoming immediately due and payable;

  •
  reducing the availability of our cash flow to fund investments, acquisitions and other general corporate purposes, and limiting our ability to obtain additional financing for these purposes;

  •
  subjecting us to the risk of increased sensitivity to interest rate increases on our indebtedness with variable interest rates, including borrowings under our credit facilities; and

  •
  limiting our flexibility in planning for, or reacting to, and increasing our vulnerability to, changes in our business, the industry in which we operate and the general economy.

          Any of the above-listed factors could have an adverse effect on our business, financial condition and results of operations and our ability to meet our payment obligations under the Convertible Notes and our other debt. Our ability to meet our payment and other obligations under our debt instruments depends on our ability to generate significant cash flow in the future. This, to some extent, is subject to general economic, financial, competitive, legislative and regulatory factors as well as other factors that are beyond our control. We cannot assure you that our business will generate cash flow from operations, or that future borrowings will be available to us under our credit facilities or otherwise, in an amount sufficient to enable us to meet our payment obligations under the Convertible Notes and our other debt and to fund other liquidity needs. If we are not able to generate sufficient cash flow to service our debt obligations, we may need to refinance or restructure our debt, including the Convertible Notes, sell assets, reduce or delay capital investments, or seek to raise additional capital. If we are unable to implement one or more of these alternatives, we may not be able to meet our payment obligations under the Convertible Notes and our other debt.

If we default on our obligations to pay our other indebtedness, we may not be able to make payments on the Convertible Notes.

          Any default under the agreements governing our indebtedness or other indebtedness to which we may be a party that is not waived by the required lenders or holders, and the remedies sought by the holders of such indebtedness could make us unable to pay principal, premium, if any, and interest on the Convertible Notes and substantially decrease the market value of the Convertible Notes. If we are unable to generate sufficient cash flow and are otherwise unable to obtain funds necessary to meet required payments of principal, premium, if any, and interest on our indebtedness, or if we otherwise fail to comply with the various covenants, including financial and operating covenants, in the instruments governing our indebtedness, we could be in default under the terms of the agreements governing such indebtedness. In the event of such default, the holders of such indebtedness could elect to declare all the funds borrowed thereunder to be due and payable, together with accrued and unpaid interest, the lenders under our secured credit facilities could elect to terminate their commitments, cease making further loans, and institute foreclosure proceedings against our assets, and we could be forced into bankruptcy or liquidation. If our operating performance declines, we may in the future need to seek to obtain waivers from the required holders of our debt to avoid being in default. If we breach our covenants under our debt and seek a waiver, we may not be able to obtain a waiver from the required lenders or holders. If this occurs, we would be in default and our lenders or debt holders could exercise their rights as described above, and we could be forced into bankruptcy or liquidation. If we are unable to repay debt, lenders having secured obligations could proceed against the collateral securing the debt. Because our credit facilities, 2014 Convertible Notes, and Unsecured Notes have, and any future credit facilities will likely have, customary cross-default provisions, if the indebtedness thereunder or under any future credit facility is accelerated, we may be unable to repay or finance the amounts due.

The Convertible Notes will be unsecured and therefore will be effectively subordinated to any secured indebtedness we have currently incurred or may incur in the future.

          The Convertible Notes will not be secured by any of our assets or any of the assets of our subsidiaries. As a result, the Convertible Notes are effectively subordinated to any secured indebtedness we or our subsidiaries have outstanding as of the date of this prospectus supplement or that we or they may incur in the future (or any indebtedness that is initially unsecured to which we subsequently grant security) to the extent of the value of the assets securing such indebtedness. In any liquidation, dissolution, bankruptcy or other similar proceeding, the holders of any of our existing or future secured indebtedness and the secured indebtedness of our subsidiaries may assert rights against the assets pledged to secure that indebtedness in order to receive full payment of their indebtedness before the assets may be used to pay other creditors, including the holders of the Convertible Notes. As of August 13, 2018, we had $1,095.3 million of indebtedness outstanding, $655.0 million of which was secured indebtedness, and therefore effectively senior to the Convertible Notes to the extent of the value of such assets, and $440.3 million of which was unsecured indebtedness.

The Convertible Notes will be structurally subordinated to the indebtedness and other liabilities of our subsidiaries.

          The Convertible Notes are obligations exclusively of NMFC and not of any of our subsidiaries. None of our subsidiaries is a guarantor of the Convertible Notes and the Convertible Notes are not required to be guaranteed by any subsidiaries we may acquire or create in the future. Except to the extent we are a creditor with recognized claims against our subsidiaries, all claims of creditors, including trade creditors, and holders of preferred stock, if any, of our subsidiaries will have priority over our equity interests in such subsidiaries (and therefore the claims of our creditors, including holders of the Convertible Notes) with respect to the assets of such subsidiaries. Even if we were recognized as a creditor of one or more of our subsidiaries, our claims would still be effectively subordinated to any security interests in the assets of any such subsidiary and to any indebtedness or other liabilities of any such subsidiary senior to our claims. Consequently, the Convertible Notes will be subordinated structurally to all indebtedness and other liabilities, including trade payables, of any of our subsidiaries and any subsidiaries that we may in the future acquire or establish as financing vehicles or otherwise. All of the existing indebtedness of our subsidiaries would be structurally senior to the Convertible Notes. In addition, our subsidiaries may incur substantial additional indebtedness in the future, all of which would be structurally senior to the Convertible Notes.

The indenture governing the Convertible Notes contains limited restrictive covenants and provides only limited protection in the event of a change of control.

          The indenture under which the Convertible Notes will be issued contains limited financial covenants and does not contain operating covenants or any other restrictive covenants that would limit our or our subsidiaries' ability to engage in certain transactions that may adversely affect your investment in the Convertible Notes. In particular, without limitation, the indenture does not place any restrictions on our or any of our subsidiaries' ability to:

  •
  unless, after giving effect to such incurrence, we will have a Debt to Equity Ratio of not greater than 1.65 to 1.00 (as set forth under "Description of the Notes — Certain Covenants — Debt to Equity Ratio" in this prospectus supplement), incur additional indebtedness or other obligations, including (1) any indebtedness or other obligations that would be equal in right of payment to the Convertible Notes, (2) any indebtedness or other obligations that would be secured and therefore rank effectively senior in right of payment to the Convertible Notes to the extent of the values of the assets securing such debt, (3) indebtedness of ours that is guaranteed by one or more of our subsidiaries and which therefore is structurally senior to the Convertible Notes and (4) securities, indebtedness or obligations issued or incurred by our subsidiaries that would be senior to our equity interests in our subsidiaries and therefore rank structurally senior to the Convertible Notes with respect to the assets of our subsidiaries;

  •
  pay dividends on, or purchase or redeem or make any payments in respect of, capital stock or other securities ranking junior in right of payment to the Convertible Notes, including subordinated indebtedness;

  •
  sell assets (other than certain limited restrictions on our ability to consolidate, merge or sell all or substantially all of our assets);

  •
  enter into transactions with affiliates;

  •
  create liens (including liens on the shares of our subsidiaries) or enter into sale and leaseback transactions;

  •
  make investments; or

  •
  create restrictions on the payment of dividends or other amounts to us from our subsidiaries.

          However, we must maintain a Secured Debt Ratio of not greater than 0.70 to 1.00 at all times. See "Description of the Notes — Certain Covenants — Maximum Secured Debt" In this prospectus supplement.

          We will only be required to offer to repurchase the Convertible Notes upon a change of control in the case of the transactions specified in the definition of a "fundamental change" under "Description of the Notes — Fundamental Change Put". Similarly, we will only be required to adjust the conversion rate upon the occurrence of a "non-stock change of control" in circumstances where a Convertible Note is converted in connection with such a transaction as set forth under "Description of the Notes — Conversion Rights — Adjustment to Conversion Rate Upon a Non-Stock Change of Control". Accordingly, subject to restrictions contained in our other debt agreements, we will be permitted to engage in certain transactions, such as acquisitions, re-financings or recapitalizations, that could affect our capital structure and the value of the Convertible Notes and our common stock but would not constitute a fundamental change under the Convertible Notes.

          Furthermore, the terms of the indenture and the Convertible Notes do not protect holders of the Convertible Notes in the event that we experience changes (including significant adverse changes) in our financial condition, results of operations or credit ratings, as they do not require that we or our subsidiaries adhere to any financial tests or ratios or specified levels of net worth, revenues, income, cash flow or liquidity. Our ability to recapitalize, incur additional debt and take a number of other actions that are not limited by the terms of the Convertible Notes may have important consequences for you as a holder of the Convertible Notes, including making it more difficult for us to satisfy our obligations with respect to the Convertible Notes or negatively affecting the trading value of the Convertible Notes. Certain of our current debt instruments include more protections for their holders than the indenture and the Convertible Notes. In addition, other debt we issue or incur in the future could contain more protections for its holders than the indenture and the Convertible Notes, including additional covenants and events of default. The issuance or incurrence of any such debt with incremental protections could affect the market for and trading levels and prices of the Convertible Notes.

The conversion rate of the Convertible Notes may not be adjusted for all dilutive events that may adversely affect the trading price of the Convertible Notes or the common stock issuable upon conversion of the Convertible Notes.

          The conversion rate of the Convertible Notes is subject to adjustment upon certain events, including the issuance of certain stock dividends on our common stock, certain issuance of rights or warrants, subdivisions, combinations, certain distributions of capital stock, indebtedness or assets, certain cash dividends and certain issuer tender or exchange offers as described under "Description of the Notes — Conversion Rights — Conversion Rate Adjustments". The conversion rate will not be adjusted for certain other events, including cash dividends below the dividend threshold amount (as defined in clause (4) of "Description of the Notes — Conversion Rights — Conversion Rate Adjustments"), which may adversely affect the trading price of the Convertible Notes or the common stock issuable upon conversion of the Convertible Notes.

We may be unable to repurchase the Convertible Notes following a fundamental change.

          Holders of the Convertible Notes have the right to require us to repurchase the Convertible Notes prior to their maturity upon the occurrence of a fundamental change as described under "Description of the Notes — Fundamental Change Put". Any of our future debt agreements may contain similar provisions. We may not have sufficient funds or the ability to arrange necessary financing on acceptable terms at the time we are required to make repurchases of tendered Convertible Notes. In addition, our ability to repurchase the Convertible Notes may be limited by law or the terms of other agreements relating to our debt outstanding at the time, including our credit facilities. Under certain of our existing credit facilities, we would be prohibited from making any such repurchase without consent from the lenders thereunder or a waiver or modification of such requirements. If we fail to repurchase the Convertible Notes as required by the indenture, it would constitute an event of default under the indenture governing the Convertible Notes.

Some significant restructuring transactions may not constitute a fundamental change, in which case we would not be obligated to offer to repurchase the Convertible Notes.

          Upon the occurrence of a fundamental change, you have the right to require us to offer to repurchase the Convertible Notes. However, the fundamental change provisions will not afford protection to holders of the Convertible Notes in the event of certain transactions. For example, transactions such as leveraged recapitalizations, re-financings, restructurings or acquisitions initiated by us would not constitute a fundamental change requiring us to repurchase the Convertible Notes. In the event of any such transaction, the holders would not have the right to require us to repurchase the Convertible Notes, even though each of these transactions could increase the amount of our indebtedness, or otherwise adversely affect our capital structure or any credit ratings, thereby adversely affecting the holders of the Convertible Notes.

Provisions of the Convertible Notes could discourage an acquisition of us by a third party.

          Certain provisions of the Convertible Notes could make it more difficult or more expensive for a third party to acquire us. Upon the occurrence of certain transactions constituting a fundamental change, holders of the Convertible Notes will have the right, at their option, to require us to repurchase all of their Convertible Notes or any portion of the principal amount of such Convertible Notes in integral multiples of $1,000. We may also be required to increase the conversion rate or provide for conversion into the acquirer's capital stock in the event of certain fundamental changes. These provisions could discourage an acquisition of us by a third party.

The adjustment to the conversion rate upon the occurrence of certain types of fundamental changes may not adequately compensate you for the lost option time value of your Convertible Notes as a result of such fundamental change.

          If certain types of fundamental changes occur on or prior to the maturity date of the Convertible Notes, we may increase the conversion rate by an additional number of shares for holders that elect to convert their Convertible Notes in connection with the fundamental change. The number of additional shares to be added to the conversion rate will be determined based on the date on which the fundamental change becomes effective and the price paid per share of our common stock in the fundamental change as described under "Description of the Notes — Conversion Rights — Adjustment to Conversion Rate Upon a Non-Stock Change of Control". Although this adjustment is designed to compensate you for the lost option value of your Convertible Notes as a result of certain types of fundamental changes, the adjustment is only an approximation of such lost value based upon assumptions made on the date of this prospectus supplement and may not adequately compensate you for such loss. In addition, if the price paid per share of our common stock in the fundamental change is less than $13.80 or more than $18.00 (subject to adjustment), there will be no such adjustment.

There is currently no public market for the Convertible Notes, and an active trading market may not develop. The failure of a market to develop for the Convertible Notes could adversely affect the liquidity and value of your Convertible Notes.

          There is currently no public market for the Convertible Notes, and we do not intend to apply for listing of the Convertible Notes on any securities exchange or for quotation of the Convertible Notes on any automated dealer quotation system. We have been advised by the underwriters that, following the completion of the offering, they currently intend to make a market in the Convertible Notes. However, the underwriters are not obligated to do so and any market-making activities with respect to the Convertible Notes may be discontinued at any time without notice. In addition, any market-making activity will be subject to limits imposed by law. A market may not develop for the Convertible Notes, and there can be no assurance as to the liquidity of any market that may develop for the Convertible Notes. If an active, liquid market does not develop for the Convertible Notes, the market price and liquidity of the Convertible Notes may be adversely affected. If any of the Convertible Notes are traded after their initial issuance, they may trade at a discount from their initial offering price.

          The liquidity of the trading market, if any, and future trading prices of the Convertible Notes will depend on many factors, including, among other things, the market price of our common stock, prevailing interest rates, our operating results, financial performance and prospects, the market for similar securities and the overall securities market, and may be adversely affected by unfavorable changes in these factors. Historically, the market for convertible debt has been subject to disruptions that have caused volatility in prices. It is possible that the market for the Convertible Notes will be subject to disruptions which may have a negative effect on the holders of the Convertible Notes, regardless of our operating results, financial performance or prospects.

Regulatory actions may adversely affect the trading price and liquidity of the Convertible Notes.

          We expect that many investors in the Convertible Notes will employ, or seek to employ, a convertible arbitrage strategy with respect to the Convertible Notes. Investors that employ a convertible arbitrage strategy with respect to convertible debt instruments typically implement that strategy by selling short the common stock underlying the convertible notes and dynamically adjusting their short position while they hold the notes. Investors may also implement this strategy by entering into swaps on the common stock in lieu of or in addition to short selling the common stock. As a result, any specific rules regulating short selling of securities or equity swaps or other governmental action that interfere with the ability of market participants to effect short sales or equity swaps with respect to our common stock could adversely affect the ability of investors in the Convertible Notes to conduct the convertible arbitrage strategy that we believe they will employ, or seek to employ, with respect to the Convertible Notes. This could, in turn, adversely affect the trading price and liquidity of the Convertible Notes.

          The SEC and other regulatory and self-regulatory authorities have implemented various rule changes and may adopt additional rule changes in the future that may impact those engaging in short-selling activity involving equity securities (including our common stock), including Rule 201 of SEC Regulation SHO, the Financial Industry Regulatory Authority, Inc.'s "Limit Up-Limit Down" program, market-wide circuit breaker systems that halt trading of stock for certain periods following specific market declines, and rules stemming from the enactment and implementation of the Dodd-Frank Wall Street Reform and Consumer Protection Act. Past regulatory actions, including emergency actions or regulations, have had a significant impact on the trading prices and liquidity of equity-linked instruments. Any governmental action that similarly restricts the ability of investors in, or potential purchasers of, the Convertible Notes to effect short sales of our common stock could similarly adversely affect the trading price and the liquidity of the Convertible Notes.

The accounting for convertible debt securities is subject to uncertainty.

          The accounting for convertible debt securities is subject to frequent scrutiny by the accounting regulatory bodies and is subject to change. We cannot predict if or when any such change could be made and any such change could have an adverse impact on our reported or future financial results. Any such impacts could adversely affect the market price of our common stock and in turn negatively impact the trading price of the Convertible Notes.

The price of our common stock and of the Convertible Notes may fluctuate significantly, and this may make it difficult for you to resell the Convertible Notes or common stock issuable upon conversion of the Convertible Notes when you want or at prices you find attractive.

          The price of our common stock constantly changes and may fluctuate significantly. We expect that the market price and liquidity of our common stock will continue to fluctuate. In addition, because the Convertible Notes are convertible into our common stock, volatility or depressed prices for our common stock could have a similar effect on the trading price of the Convertible Notes. Our stock price and its liquidity may fluctuate as a result of a variety of factors, many of which are beyond our control. These factors include:

  •
  price and volume fluctuations in the overall stock market or in the market for BDCs from time to time;

  •
  investor demand for shares of our common stock;

  •
  significant volatility in the market price and trading volume of securities of registered closed-end management investment companies, BDCs or other financial services companies, which is not necessarily related to the operating performance of these companies;

  •
  the inability to raise equity capital;

  •
  our inability to borrow money or deploy or invest our capital;

  •
  fluctuations in interest rates;

  •
  any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

  •
  operating performance of companies comparable to us;

  •
  changes in regulatory policies or tax guidelines with respect to RICs or BDCs;

  •
  our loss of status as or ability to operate as a BDC;

  •
  our failure to qualify as a RIC, loss of RIC status or ability operate as a RIC;

  •
  actual or anticipated changes in our earnings or fluctuations in our operating results;

  •
  changes in the value of our portfolio of investments;

  •
  general economic conditions, trends and other external factors;

  •
  departures of key personnel; or

  •
  loss of a major source of funding.

          In addition, we are required to continue to meet certain listing standards in order for our common stock to remain listed on the NYSE. If we were to be delisted by the NYSE, the liquidity of our common stock would be materially impaired.

Future sales of our common stock in the public market or the issuance of securities senior to our common stock could adversely affect the trading price of our common stock and the value of the Convertible Notes and our ability to raise funds in new stock offerings.

          Future sales of substantial amounts of our common stock or equity-related securities in the public market, or the perception that such sales could occur, could adversely affect prevailing trading prices of our common stock and the value of the Convertible Notes and could impair our ability to raise capital through future offerings of our securities, should we decide to offer them. We may not, unless otherwise agreed to by the underwriters, commence any sales of shares of our common stock until 30 days following the date of this prospectus supplement. No prediction can be made as to the effect, if any, that future sales of shares of common stock, or the availability of shares of common stock for future sale, will have on the trading price of our common stock or the value of the Convertible Notes.

Holders of the Convertible Notes will not be entitled to any rights with respect to our common stock, but will be subject to all changes made with respect to our common stock.

          Holders of the Convertible Notes will not be entitled to any rights with respect to our common stock (including, without limitation, voting rights or rights to receive any dividends or other distributions on our common stock), but will be subject to all changes affecting our common stock. Holders will only be entitled to rights in respect of our common stock if and when we deliver shares of our common stock upon conversion for their Convertible Notes and, to a limited extent, under the conversion rate adjustments applicable to the Convertible Notes. For example, in the event that an amendment is proposed to our certificate of incorporation or bylaws requiring stockholder approval and the record date for determining the stockholders of record entitled to vote on the amendment occurs prior to a holder's conversion of Convertible Notes, the holder will not be entitled to vote on the amendment, although the holder will nevertheless be subject to any changes in the powers, preferences or rights of our common stock that result from such amendment.

You may be deemed to receive a taxable distribution without the receipt of any cash or property.

          The conversion rate of the Convertible Notes will be adjusted in certain circumstances. See the discussion under the headings "Description of the Notes — Conversion Rights — Conversion Rate Adjustments" and "— Adjustment to Conversion Rate Upon a Non-Stock Change of Control". Adjustments (or failures to make adjustments) to the conversion rate of the Convertible Notes that have the effect of increasing your proportionate interest in our assets or earnings may in some circumstances result in a taxable constructive distribution to you for U.S. federal income tax purposes, notwithstanding the fact that you do not receive an actual distribution of cash or property. In addition, if you are a Non-U.S. Holder (as defined in "Certain Material U.S. Federal Income Tax Considerations" in this prospectus supplement), you may be subject to U.S. federal withholding taxes in connection with such a constructive distribution. If we pay withholding taxes on your behalf as a result of an adjustment to the conversion rate of the Convertible Notes, we may, at our option, set off such payments against payments of cash and common stock on the Convertible Notes. You are urged to consult your tax advisors with respect to the U.S. federal income tax consequences resulting from an adjustment to the conversion rate of the Convertible Notes. See the discussions under the headings "Certain Material U.S. Federal Income Tax Considerations — Tax Consequences to U.S. Holders of Convertible Notes — Constructive distributions" and "— Tax Consequences to Non-U.S. Holders of Convertible Notes — Constructive distributions" in this prospectus supplement.

RISKS RELATED TO OUR BUSINESS AND STRUCTURE

Our ability to achieve our investment objective depends on key investment personnel of the Investment Adviser. If the Investment Adviser were to lose any of its key investment personnel, our ability to achieve our investment objective could be significantly harmed.

          We depend on the investment judgment, skill and relationships of the investment professionals of the Investment Adviser, particularly Steven B. Klinsky, Robert A. Hamwee and John R. Kline, as well as other key personnel to identify, evaluate, negotiate, structure, execute, monitor and service our investments. The Investment Adviser, as an affiliate of New Mountain Capital, is supported by New Mountain Capital's team, which as of June 30, 2018 consisted of approximately 140 employees and senior advisors of New Mountain Capital and its affiliates to fulfill its obligations to us under the Investment Management Agreement. The Investment Adviser may also depend upon New Mountain Capital to obtain access to investment opportunities originated by the professionals of New Mountain Capital and its affiliates. Our future success depends to a significant extent on the continued service and coordination of the key investment personnel of the Investment Adviser. The departure of any of these individuals could have a material adverse effect on our ability to achieve our investment objective.

          The Investment Committee, which provides oversight over our investment activities, is provided by the Investment Adviser. The Investment Committee currently consists of five members. The loss of any member of the Investment Committee or of other senior professionals of the Investment Adviser and its affiliates without suitable replacement could limit our ability to achieve our investment objective and operate as we anticipate. This could have a material adverse effect on our financial condition, results of operation and cash flows. To achieve our investment objective, the Investment Adviser may hire, train, supervise and manage new investment professionals to participate in its investment selection and monitoring process. If the Investment Adviser is unable to find investment professionals or do so in a timely manner, our business, financial condition and results of operations could be adversely affected.

We borrow money, which could magnify the potential for gain or loss on amounts invested in us and increase the risk of investing in us.

          We borrow money as part of our business plan. Borrowings, also known as leverage, magnify the potential for gain or loss on invested equity capital and may, consequently, increase the risk of investing in us. We expect to continue to use leverage to finance our investments, through senior securities issued by banks and other lenders. Lenders of these senior securities have fixed dollar claims on our assets that are superior to claims of our common stockholders and we would expect such lenders to seek recovery against our assets in the event of a default. If the value of our assets decreases, leveraging would cause our net asset value to decline more sharply than it otherwise would have had it not leveraged. Similarly, any decrease in our income would cause our net income to decline more sharply than it would have had it not borrowed. Such a decline could adversely affect our ability to make common stock distribution payments. In addition, because our investments may be illiquid, we may be unable to dispose of them or to do so at a favorable price in the event we need to do so if we are unable to refinance any indebtedness upon maturity and, as a result, we may suffer losses. Leverage is generally considered a speculative investment technique and increases the risks associated with investing in our securities.

          Our ability to service any debt that we incur depends largely on our financial performance and is subject to prevailing economic conditions and competitive pressures. Moreover, as the Investment Adviser's management fee is payable to the Investment Adviser based on gross assets, including those assets acquired through the use of leverage, the Investment Adviser may have a financial incentive to incur leverage which may not be consistent with our interests and the interests of our common stockholders. In addition, holders of our common stock will, indirectly, bear the burden of any increase in our expenses as a result of leverage, including any increase in the management fee payable to the Investment Adviser.

          At June 30, 2018, we had $390.5 million, $150.0 million, $155.3 million, $235.0 million, and $163.0 million of indebtedness outstanding under the Holdings Credit Facility, the NMFC Credit Facility, the 2014 Convertible Notes, the Unsecured Notes and the SBA-guaranteed debentures, respectively. The Holdings Credit Facility, the NMFC Credit Facility, the SBA-guaranteed debentures and the Unsecured Notes had weighted average interest rates of 4.0%, 4.3%, 3.2% and 5.0%, respectively, for the six months ended June 30, 2018. The interest rate on the 2014 Convertible Notes is 5.0% per annum.

          Illustration.    The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses and adjusted for unsettled securities purchased. The calculations in the table below are hypothetical. Actual returns may be higher or lower than those appearing below. The calculation assumes (i) $2,205.9 million in total assets, (ii) a weighted average cost of borrowings of 4.3%, which assumes the weighted average interest rates as of June 30, 2018 for the Holdings Credit Facility, the NMFC Credit Facility, Unsecured Notes and the SBA-guaranteed debentures and the interest rate as of June 30, 2018 for the 2014 Convertible Notes, (iii) $1,093.8 million in debt outstanding and (iv) $1,032.6 million in net assets. This table excludes the impact of our July 5, 2018 issuance of the 2018B Unsecured Notes as the issuance occurred after June 30, 2018.

Assumed Return on Our Portfolio

(net of expenses)

	(10.0)%	(5.0)%	0%	5.0%	10.0%
Corresponding return to stockholder	(25.9)%	(15.2)%	(4.5)%	6.2%	16.8%

If we are unable to obtain additional debt financing, or if our borrowing capacity is materially reduced, our business could be materially adversely affected.

          We may want to obtain additional debt financing, or need to do so upon maturity of our credit facilities, in order to obtain funds which may be made available for investments. The Holdings Credit Facility, the NMFC Credit Facility and the 2014 Convertible Notes mature on October 24, 2022, June 4, 2022 and June 15, 2019, respectively. Our $90.0 million in aggregate principal amount of the 2016 Unsecured Notes will mature on May 15, 2021, our $55.0 million in aggregate principal amount of the 2017A Unsecured Notes will mature on July 15, 2022, our $90.0 million in aggregate principal amount of the 2018A Unsecured Notes will mature on January 30, 2023 and our $50.0 million in aggregate principal amount of 2018B Unsecured Notes will mature on June 28, 2023. The SBA-guaranteed debentures have ten year maturities and will begin to mature on March 1, 2025. If we are unable to increase, renew or replace any such facilities and enter into new debt financing facilities or other debt financing on commercially reasonable terms, our liquidity may be reduced significantly. In addition, if we are unable to repay amounts outstanding under any such facilities and are declared in default or are unable to renew or refinance these facilities, we may not be able to make new investments or operate our business in the normal course. These situations may arise due to circumstances that we may be unable to control, such as lack of access to the credit markets, a severe decline in the value of the U.S. dollar, an economic downturn or an operational problem that affects us or third parties, and could materially damage our business operations, results of operations and financial condition.

RISKS RELATED TO OUR OPERATIONS

Regulations governing the operations of BDCs will affect our ability to raise additional equity capital as well as our ability to issue senior securities or borrow for investment purposes, any or all of which could have a negative effect on our investment objectives and strategies.

          Our business requires a substantial amount of capital. We may acquire additional capital from the issuance of senior securities, including borrowing under a credit facility or other indebtedness. In addition, we may also issue additional equity capital, which would in turn increase the equity capital available to us. However, we may not be able to raise additional capital in the future on favorable terms or at all.

          We may issue debt securities, preferred stock, and we may borrow money from banks or other financial institutions, which we refer to collectively as "senior securities", up to the maximum amount permitted by the 1940 Act. The 1940 Act permits us to issue senior securities in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 150.0% after each issuance of senior securities. As a result of our SEC exemptive relief, we are permitted to exclude our SBA-guaranteed debentures from the definition of senior securities in the 150.0% asset coverage ratio we are required to maintain under the 1940 Act. If our asset coverage ratio is not at least 150.0% we would be unable to issue senior securities, and if we had senior securities outstanding (other than any indebtedness issued in consideration of a privately arranged loan, such as any indebtedness outstanding under the Holdings Credit Facility and NMFC Credit Facility), we would be unable to make distributions to our stockholders. However, at June 30, 2018, our only senior securities outstanding were indebtedness under the Holdings Credit Facility, NMFC Credit Facility, 2014 Convertible Notes and Unsecured Notes and therefore at June 30, 2018, we would not have been precluded from paying distributions. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to liquidate a portion of our investments and repay a portion of our indebtedness at a time when such sales may be disadvantageous.

          The Holdings Credit Facility matures on October 24, 2022 and permits borrowings of $495.0 million as of June 30, 2018. The Holdings Credit Facility had $390.5 million in debt outstanding as of June 30, 2018. The NMFC Credit Facility matures on June 4, 2022 and permits borrowings of $150.0 million as of June 30, 2018. The NMFC Credit Facility had $150.0 million in debt outstanding as of June 30, 2018. The 2014 Convertible Notes mature on June 15, 2019. The 2014 Convertible Notes had $155.3 million in debt outstanding as of June 30, 2018. The 2016 Unsecured Notes, 2017A Unsecured Notes and 2018A Unsecured Notes mature on May 15, 2021, July 15, 2022 and January 30, 2023, respectively, and had $90.0 million, $55.0 million and $90.0 million, respectively, in debt outstanding as of June 30, 2018. The $50.0 million in aggregate principal amount of 2018B Unsecured Notes were issued on July 5, 2018 and mature on June 28, 2023. The SBA-guaranteed debentures have ten year maturities and will begin to mature on March 1, 2025. As of June 30, 2018, $163.0 million of SBA-guaranteed debentures were outstanding.

          In addition, we may in the future seek to securitize other portfolio securities to generate cash for funding new investments. To securitize loans, we would likely create a wholly-owned subsidiary and contribute a pool of loans to the subsidiary. We would then sell interests in the subsidiary on a non-recourse basis to purchasers and we would retain all or a portion of the equity in the subsidiary. If we are unable to successfully securitize its loan portfolio, which must be done in compliance with the relevant restrictions in the Holdings Credit Facility, our ability to grow our business or fully execute our business strategy could be impaired and our earnings, if any, could decrease. The securitization market is subject to changing market conditions, and we may not be able to access this market when it would be otherwise deemed appropriate. Moreover, the successful securitization of our portfolio might expose us to losses as the residual investments in which we do not sell interests will tend to be those that are riskier and more apt to generate losses. The 1940 Act also may impose restrictions on the structure of any securitization.

          We may also obtain capital through the issuance of additional equity capital. As a BDC, we generally are not able to issue or sell our common stock at a price below net asset value per share. If our common stock trades at a discount to our net asset value per share, this restriction could adversely affect our ability to raise equity capital. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below our net asset value per share of the common stock if our board of directors and independent directors determine that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our board of directors, closely approximates the market value of such securities (less any underwriting commission or discount). If we raise additional funds by issuing more shares of our common stock, or if we issue senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our stockholders may decline and you may experience dilution.

RISKS RELATING TO OUR INVESTMENTS

Our portfolio may be concentrated in a limited number of industries, which may subject us to a risk of significant loss if there is a downturn in a particular industry in which a number of our investments are concentrated.

          Our portfolio may be concentrated in a limited number of industries. For example, as of June 30, 2018, our investments in the business services and the software industries represented approximately 32.8% and 15.7%, respectively, of the fair value of our portfolio. A downturn in any particular industry in which we are invested could significantly impact the portfolio companies operating in that industry, and accordingly, the aggregate returns that we realize from our investment in such portfolio companies.

          Specifically, companies in the business services industry are subject to general economic downturns and business cycles, and will often suffer reduced revenues and rate pressures during periods of economic uncertainty. In addition, companies in the software industry often have narrow product lines and small market shares. Because of rapid technological change, the average selling prices of products and some services provided by software companies have historically decreased over their productive lives. As a result, the average selling prices of products and services offered by software companies in which we invest may decrease over time. If an industry in which we have significant investments suffers from adverse business or economic conditions, as these industries have to varying degrees, a material portion of our investment portfolio could be affected adversely, which, in turn, could adversely affect our financial position and results of operations.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

          This prospectus supplement and the accompanying prospectus contain forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about us, our current and prospective portfolio investments, our industry, our beliefs, and our assumptions. Words such as "anticipate", "believe", "continue", "could", "estimate", "expect", "intend", "may", "plan", "potential", "project", "seek", "should", "target", "will", "would" or variations of these words and similar expressions are intended to identify forward-looking statements. The forward-looking statements contained in this prospectus supplement and the accompanying prospectus involve risks and uncertainties, including statements as to:

  •
  the preliminary estimates of our net asset value and adjusted net investment income;

  •
  our future operating results;

  •
  our business prospects and the prospects of our portfolio companies;

  •
  the impact of investments that we expect to make;

  •
  our contractual arrangements and relationships with third parties;

  •
  the dependence of our future success on the general economy and its impact on the industries in which we invest;

  •
  the ability of our portfolio companies to achieve their objectives;

  •
  our expected financings and investments;

  •
  the adequacy of our cash resources and working capital; and

  •
  the timing of cash flows, if any, from the operations of our portfolio companies.

          These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

  •
  an economic downturn could impair our portfolio companies' ability to continue to operate, which could lead to the loss of some or all of our investments in such portfolio companies;

  •
  a contraction of available credit and/or an inability to access the equity markets could impair our lending and investment activities;

  •
  interest rate volatility could adversely affect our results, particularly if we elect to use leverage as part of our investment strategy;

  •
  currency fluctuations could adversely affect the results of our investments in foreign companies, particularly to the extent that we receive payments denominated in foreign currency rather than U.S. dollars; and

  •
  the risks, uncertainties and other factors we identify in "Supplementary Risk Factors" in this prospectus supplement and "Risk Factors" in the accompanying prospectus, and elsewhere in this prospectus supplement, the accompanying prospectus and in our filings with the SEC.

          Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. Important assumptions include our ability to originate new loans and investments, certain margins and levels of profitability and the availability of additional capital. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus supplement or the accompanying prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in "Supplementary Risk Factors" in this prospectus supplement and "Risk Factors" in the accompanying prospectus, and elsewhere in this prospectus supplement and the accompanying prospectus. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus supplement. However, we will update this prospectus supplement to reflect any material changes to the information contained herein. The forward-looking statements and projections contained in this prospectus supplement are excluded from the safe harbor protection provided by Section 27A of the Securities Act.

 CAPITALIZATION

          The following table sets forth our capitalization as of June 30, 2018:

  •
  on an actual basis;

  •
  on an as adjusted basis to give effect to the issuance of $50.0 million in aggregate principal amount of 5.36% Series 2018B Notes due June 28, 2023 issued on July 5, 2018 to an institutional investor in a private placement; and

  •
  on an as further adjusted basis to give effect to the assumed sale of $100.0 million aggregate principal amount of Convertible Notes (assuming no exercise of the overallotment option), excluding accrued interest, after deducting the underwriting discounts and commissions of approximately $0.5 million payable by us and estimated offering expenses of approximately $0.4 million payable by us, giving effect to the use of the cash proceeds from such sale to repay outstanding indebtedness under the NMFC Credit Facility and then, to the extent any net proceeds remain, the Holdings Credit Facility, as described in "Use of Proceeds", but not reflecting any reborrowing.

          You should read this table together with "Use of Proceeds" and the financial statements and related notes thereto included elsewhere in this prospectus supplement and the accompanying prospectus.

(in thousands)	Actual (unaudited)	As Adjusted (unaudited)	As Further Adjusted (unaudited)
Assets:
Cash and cash equivalents	$33,948	$33,948	$33,948
Investments at fair value	2,098,018	2,098,018	2,098,018
Other assets	73,975	73,975	73,590

Total assets	2,205,941	2,205,941	2,205,556

Liabilities:
Net outstanding borrowings	$1,078,711	$1,028,711	$928,711
Additional notes offered	—	50,000	50,000
Convertible Notes offered hereby	—	—	100,000
Other liabilities	94,584	94,584	94,199

Total liabilities	$1,173,295	$1,173,295	$1,172,910

Net assets	$1,032,646	$1,032,646	$1,032,646

Net assets:
Preferred stock, par value $0.01 per share; 2,000,000 shares authorized, none issued	$—	$—	$—
Common stock, par value $0.01 per share; 100,000,000 shares authorized, 76,106,372 shares issued and outstanding, respectively	761	761	761
Paid in capital in excess of par	1,055,796	1,055,796	1,055,796
Accumulated undistributed net investment income	38,986	38,986	38,986
Accumulated undistributed net realized losses on investments	(83,084)	(83,084)	(83,084)
Net unrealized (depreciation) appreciation (net of provision for taxes)	20,187	20,187	20,187

Total net assets	1,032,646	1,032,646	1,032,646

 USE OF PROCEEDS

          We estimate that the net proceeds we will receive from the sale of the $100.0 million aggregate principal amount of Convertible Notes in this offering will be approximately $99.1 million (or approximately $114.0 million if the underwriters fully exercise their overallotment option), after deducting the discounts, commissions and expenses payable by us.

          We intend to use the net proceeds from this offering to repay outstanding indebtedness under the NMFC Credit Facility and then, to the extent any net proceeds remain, the Holdings Credit Facility. However, through re-borrowing under our credit facilities, we intend to make new investments in accordance with our investment objective and strategies described in this prospectus supplement and the accompanying prospectus and use available capital for other general corporate purposes, including working capital requirements. We are continuously identifying, reviewing and, to the extent consistent with our investment objective, funding new investments. As a result, we typically raise capital as we deem appropriate to fund such new investments.

          Under the NMFC Credit Facility, which matures in June 2022, we had $145.0 million outstanding as of August 13, 2018. Borrowings under the NMFC Credit Facility generally bear interest at a rate of LIBOR plus 2.50% per annum or the prime rate plus 1.50% per annum. Under the Holdings Credit Facility, which matures in December 2022, we had $345.0 million outstanding as of August 13, 2018. Borrowings under the Holdings Credit Facility bear interest at a rate of LIBOR plus 1.75% per annum for broadly syndicated loans and LIBOR plus 2.25% per annum for all other investments. As of August 13, 2018, we had $155.3 million, $285.0 million and $165.0 million outstanding in connection with the 2014 Convertible Notes, the Unsecured Notes and the SBA-guaranteed debentures, respectively. For additional information regarding our outstanding indebtedness, see "Management's Discussion and Analysis of Financial Condition and Results of Operations — Liquidity and Capital Resources" in this prospectus supplement and the accompanying prospectus.

          Affiliates of Wells Fargo Securities, LLC are lenders under the Holdings Credit Facility. Accordingly, affiliates of Wells Fargo Securities, LLCmay receive more than 5.0% of the net proceeds of this offering to the extent such proceeds are used to temporarily repay outstanding indebtedness under the Holdings Credit Facility.

 PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

          Our common stock is traded on the New York Stock Exchange ("NYSE") under the symbol "NMFC". The following table sets forth, for each fiscal quarter during the last two fiscal years and the current fiscal year to date, the net asset value ("NAV") per share of our common stock, the high and low closing sale price for our common stock, the closing sale price as a percentage of NAV and the quarterly distributions per share.

		Closing Sales Price(3)		Premium (Discount) of High Closing Sales Price to NAV(4)	Premium (Discount) of Low Closing Sales Price to NAV(4)
	NAV Per Share(2)					Declared Distributions Per Share(5)(6)
Fiscal Year Ended		High	Low
December 31, 2018
Third Quarter(1)	*	$14.25	$13.70	*	*	$0.34
Second Quarter	$13.57	$13.95	$13.25	2.80%	(2.36)%	$0.34
First Quarter	$13.60	$13.75	$12.55	1.10%	(7.72)%	$0.34
December 31, 2017
Fourth Quarter	$13.63	$14.50	$13.55	6.38%	(0.59)%	$0.34
Third Quarter	$13.61	$14.70	$13.55	8.01%	(0.44)%	$0.34
Second Quarter	$13.63	$14.95	$14.35	9.68%	5.28%	$0.34
First Quarter	$13.56	$14.90	$14.00	9.88%	3.24%	$0.34
December 31, 2016
Fourth Quarter	$13.46	$14.30	$13.20	6.24%	(1.93)%	$0.34
Third Quarter	$13.28	$14.28	$13.11	7.53%	(1.28)%	$0.34
Second Quarter	$13.23	$12.90	$12.10	(2.49)%	(8.54)%	$0.34
First Quarter	$12.87	$12.96	$11.09	0.70%	(13.83)%	$0.34

(1)
Period from July 1, 2018 through August 13, 2018.

(2)
NAV is determined as of the last date in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low closing sales prices. The NAVs shown are based on outstanding shares at the end of each period.

(3)
Closing sales price is determined as the high or low closing sales price noted within the respective quarter, not adjusted for distributions.

(4)
Calculated as of the respective high or low closing sales price divided by the quarter end NAV.

(5)
Represents the distributions declared or paid for the specified quarter.

(6)
Tax characteristics of all distributions paid are reported to stockholders on Form 1099 after the end of the calendar year. For the years ended December 31, 2017 and December 31, 2016, total distributions were $100.9 million and $88.8 million, respectively, of which the distributions were comprised of approximately 71.50% and 89.46%, respectively, of ordinary income, 0.00% and 0.00%, respectively, of long-term capital gains and approximately 28.50% and 10.54%, respectively, of a return of capital.

*
Not determinable at the time of filing.

          On August 13, 2018, the last reported sales price of our common stock was $14.05 per share. As of August 13, 2018, we had approximately 14 stockholders of record and approximately one beneficial owner whose shares are held in the names of brokers, dealers, funds, trusts and clearing agencies.

          Shares of BDCs may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our shares of common stock will trade at a discount from NAV or at premiums that are unsustainable over the long term are separate and distinct from the risk that our NAV will decrease. Since our initial public offering on May 19, 2011, our shares of common stock have traded at times at both a discount and a premium to the net assets attributable to those shares. As of August 13, 2018, our shares of common stock traded at a premium of approximately 3.5% of the NAV attributable to those shares as of June 30, 2018. It is not possible to predict whether the shares offered hereby will trade at, above, or below NAV.

          We intend to pay quarterly distributions to our stockholders in amounts sufficient to maintain our status as a RIC. We intend to distribute approximately our entire net investment income on a quarterly basis and substantially all of our taxable income on an annual basis, except that we may retain certain net capital gains for reinvestment. The distributions we pay to our stockholders in a year may exceed our taxable income for that year and, accordingly, a portion of such distributions may constitute a return of capital, which is a return of a portion of a stockholder's original investment in our common stock, for U.S. federal tax purposes. Generally, a return of capital will reduce an investor's basis in our stock for U.S. federal income tax purposes, which will result in a higher tax liability when the stock is sold. The specific tax characteristics of our distributions will be reported to stockholders after the end of the calendar year.

          We maintain an "opt out" dividend reinvestment plan on behalf of our stockholders, pursuant to which each of our stockholders' cash distributions will be automatically reinvested in additional shares of our common stock, unless the stockholder elects to receive cash.

          We apply the following in implementing the dividend reinvestment plan. If the price at which newly issued shares are to be credited to stockholders' accounts is equal to or greater than 110.0% of the last determined NAV of the shares, we will use only newly issued shares to implement the dividend reinvestment plan. Under such circumstances, the number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our common stock on the NYSE on the distribution payment date. Market price per share on that date will be the closing price for such shares on the NYSE or, if no sale is reported for such day, the average of their electronically reported bid and ask prices.

          If the price at which newly issued shares are to be credited to stockholders' accounts is less than 110.0% of the last determined NAV of the shares, we will either issue new shares or instruct the plan administrator to purchase shares in the open market to satisfy the additional shares required. Shares purchased in open market transactions by the plan administrator will be allocated to a stockholder based on the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased in the open market. The number of shares of our common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

          The following table reflects the cash distributions, including dividends and returns of capital, if any, per share that have been declared by our board of directors for the two most recent fiscal years and the current fiscal year to date:

Date Declared	Record Date	Payment Date	Per Share Amount
August 1, 2018	September 14, 2018	September 28, 2018	$0.34
May 2, 2018	June 15, 2018	June 29, 2018	0.34
February 21, 2018	March 15, 2018	March 29, 2018	0.34

			$1.02
November 2, 2017	December 15, 2017	December 28, 2017	$0.34
August 4, 2017	September 15, 2017	September 29, 2017	0.34
May 4, 2017	June 16, 2017	June 30, 2017	0.34
February 23, 2017	March 17, 2017	March 31, 2017	0.34

			$1.36
November 4, 2016	December 15, 2016	December 29, 2016	$0.34
August 2, 2016	September 16, 2016	September 30, 2016	0.34
May 3, 2016	June 16, 2016	June 30, 2016	0.34
February 22, 2016	March 17, 2016	March 31, 2016	0.34

			$1.36

          Tax characteristics of all distributions paid are reported to stockholders on Form 1099 after the end of the calendar year. For the years ended December 31, 2017 and December 31, 2016, total distributions were $100.9 million and $88.8 million, respectively, of which the distributions were comprised of approximately 71.50% and 89.46%, respectively, of ordinary income, 0.00% and 0.00%, respectively, of long-term capital gains and approximately 28.50% and 10.54%, respectively, of a return of capital. Future quarterly distributions, if any, will be determined by our board of directors.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

          The information contained in this section should be read in conjunction with the Selected Financial and Other Data and our Financial Statements and notes thereto appearing elsewhere in this prospectus supplement and the accompanying prospectus. The following discussion and other parts of this prospectus supplement and the accompanying prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under "Supplementary Risk Factors" and "Cautionary Statement Regarding Forward-Looking Statements" appearing elsewhere in this prospectus supplement and "Risk Factors" and "Cautionary Statement Regarding Forward-Looking Statements" in the accompanying prospectus.

Overview

          We are a Delaware corporation that was originally incorporated on June 29, 2010 and completed our IPO on May 19, 2011. We are a closed-end, non-diversified management investment company that has elected to be regulated as a BDC under the 1940 Act. As such, we are obligated to comply with certain regulatory requirements. We have elected to be treated, and intend to comply with the requirements to continue to qualify annually, as a RIC under Subchapter M of the Code. NMFC is also registered as an investment adviser under the Advisers Act. Since our IPO, and through June 30, 2018, we raised approximately $614.6 million in net proceeds from additional offerings of common stock.

          The Investment Adviser is a wholly-owned subsidiary of New Mountain Capital. New Mountain Capital is a firm with a track record of investing in the middle market. New Mountain Capital focuses on investing in defensive growth companies across its private equity, public equity and credit investment vehicles. The Investment Adviser manages our day-to-day operations and provides us with investment advisory and management services. The Administrator provides the administrative services necessary to conduct our day-to-day operations.

          Our wholly-owned subsidiary, NMF Holdings, is a Delaware limited liability company whose assets are used to secure NMF Holdings' credit facility. NMF Ancora, NMF QID and NMF YP, our wholly-owned subsidiaries, are structured as Delaware entities that serve as tax blocker corporations which hold equity or equity-like investments in portfolio companies organized as limited liability companies (or other forms of pass-through entities). We consolidate our tax blocker corporations for accounting purposes. The tax blocker corporations are not consolidated for income tax purposes and may incur income tax expense as a result of their ownership of the portfolio companies. Additionally, our wholly-owned subsidiary, NMF Servicing, serves as the administrative agent on certain investment transactions. SBIC I and its general partner, SBIC I GP, were organized in Delaware as a limited partnership and limited liability company, respectively. SBIC II and its general partner, SBIC II GP, were also organized in Delaware as a limited partnership and limited liability company, respectively. SBIC I, SBIC I GP, SBIC II and SBIC II GP are our consolidated wholly-owned direct and indirect subsidiaries. SBIC I and SBIC II received licenses from the SBA to operate as SBICs under Section 301(c) of the 1958 Act. Our wholly-owned subsidiary, NMNLC, a Maryland corporation, was formed to acquire commercial real properties that are subject to "triple net" leases and intends to qualify as a real estate investment trust, or REIT, within the meaning of Section 856(a) of the Code.

          Our investment objective is to generate current income and capital appreciation through the sourcing and origination of debt securities at all levels of the capital structure, including first and second lien debt, notes, bonds and mezzanine securities. The first lien debt may include traditional first lien senior secured loans or unitranche loans. Unitranche loans combine characteristics of traditional first lien senior secured loans as well as second lien and subordinated loans. Unitranche loans will expose us to the risks associated with second lien and subordinated loans to the extent we invest in the "last out" tranche. In some cases, our investments may also include equity interests.

          Our primary focus is in the debt of defensive growth companies, which are defined as generally exhibiting the following characteristics: (i) sustainable secular growth drivers, (ii) high barriers to competitive entry, (iii) high free cash flow after capital expenditure and working capital needs, (iv) high returns on assets and (v) niche market dominance. Similar to us, SBIC I's and SBIC II's investment objectives are to generate current income and capital appreciation under our investment criteria. However, SBIC I's and SBIC II's investments must be in SBA eligible small businesses. Our portfolio may be concentrated in a limited number of industries. As of June 30, 2018, our top five industry concentrations were business services, software, healthcare services, education and investment funds.

          As of June 30, 2018, our net asset value was $1,032.6 million and our portfolio had a fair value of approximately $2,098.0 million in 89 portfolio companies, with a weighted average yield to maturity at cost for income producing investments ("YTM at Cost") of approximately 11.1% and a weighted average yield to maturity at cost for all investments ("YTM at Cost for Investments") of approximately 10.9%. The YTM at Cost calculation assumes that all investments, including secured collateralized agreements, not on non-accrual are purchased at cost on the quarter end date and held until their respective maturities with no prepayments or losses and exited at par at maturity. The YTM at Cost for Investments calculation assumes that all investments, including secured collateralized agreements, are purchased as cost on the quarter end date and held until their respective maturities with no prepayments or losses and exited at par at maturity. YTM at Cost and YTM at Cost for Investments calculations exclude the impact of existing leverage. YTM at Cost and YTM at Cost for Investments uses the London Interbank Offered Rate ("LIBOR") curves at each quarter's end date. The actual yield to maturity may be higher or lower due to the future selection of the LIBOR contracts by the individual companies in our portfolio or other factors.

Recent Developments

          On July 5, 2018, we entered into a third supplement (the "Supplement") to our Amended and Restated Note Purchase Agreement, dated September 30, 2016 (the "NPA"). Pursuant to the Supplement, on July 5, 2018, we issued to an institutional investor identified therein, in a private placement, $50.0 million in aggregate principal amount of 5.36% Series 2018B Notes due June 28, 2023 (the "2018B Unsecured Notes") as an additional series of notes under the NPA. Except as set forth in the Supplement, the 2018B Unsecured Notes have the same terms as the $90.0 million in aggregate principal amount of the 5.313% Notes due May 15, 2021, the $55.0 million in aggregate principal amount of the 4.76% Series 2017A Notes due July 15, 2022 and the $90.0 million in aggregate principal amount of 4.87% Series 2018A Notes due January 30, 2023 (collectively, the "Prior Notes") that we previously issued pursuant to the NPA, the first supplement and the second supplement thereto, respectively. The Supplement includes certain additional covenants and terms, including, without limitation, a requirement that we not exceed a debt-to-equity ratio of 1.65 to 1.00 at the time of incurring additional indebtedness and a requirement that we not exceed a secured debt ratio of 0.70 to 1.00 at any time. The 2018B Unsecured Notes will rank equal in priority with our other unsecured indebtedness, including the Prior Notes. Interest on the 2018B Unsecured Notes will be payable semi-annually in arrears on January 15 and July 15 of each year, commencing on January 15, 2019.

          On July 5, 2018, we entered into Amendment No. 4 (the "Amendment") to our NMFC Credit Facility (as defined below). The Amendment reduces the minimum asset coverage ratio that we must maintain at the time of any borrowing under the NMFC Credit Facility (as defined below) and as of each quarter end from 2.00 to 1.00 to 1.50 to 1.00. The Amendment also includes a requirement that we not exceed a debt-to-equity ratio of 1.65 to 1.00 at the time of incurring additional indebtedness and a requirement that we not exceed a secured debt ratio of 0.70 to 1.00 at any time.

          On August 1, 2018, our board of directors declared a third quarter 2018 distribution of $0.34 per share payable on September 28, 2018 to holders of record as of September 14, 2018.

          We had approximately $169.6 million of originations and commitments since the end of the second quarter through August 3, 2018. This was offset by approximately $178.9 million of repayments and $3.4 million of sales during the same period.

Critical Accounting Policies

          The preparation of financial statements and related disclosures in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the periods reported. Actual results could materially differ from those estimates. We have identified the following items as critical accounting policies.

Basis of Accounting

          We consolidate our wholly-owned direct and indirect subsidiaries: NMF Holdings, NMF Servicing, NMNLC, SBIC I, SBIC I GP, SBIC II, SBIC II GP, NMF Ancora, NMF QID and NMF YP. We are an investment company following accounting and reporting guidance as described in Accounting Standards Codification Topic 946, Financial Services — Investment Companies, ("ASC 946").

Valuation and Leveling of Portfolio Investments

          At all times consistent with GAAP and the 1940 Act, we conduct a valuation of assets, which impacts our net asset value.

          We value our assets on a quarterly basis, or more frequently if required under the 1940 Act. In all cases, our board of directors is ultimately and solely responsible for determining the fair value of our portfolio investments on a quarterly basis in good faith, including investments that are not publicly traded, those whose market prices are not readily available and any other situation where our portfolio investments require a fair value determination. Security transactions are accounted for on a trade date basis. Our quarterly valuation procedures are set forth in more detail below:

  (1)
  Investments for which market quotations are readily available on an exchange are valued at such market quotations based on the closing price indicated from independent pricing services.

  (2)
  Investments for which indicative prices are obtained from various pricing services and/or brokers or dealers are valued through a multi-step valuation process, as described below, to determine whether the quote(s) obtained is representative of fair value in accordance with GAAP.

  a.
  Bond quotes are obtained through independent pricing services. Internal reviews are performed by the investment professionals of the Investment Adviser to ensure that the quote obtained is representative of fair value in accordance with GAAP and, if so, the quote is used. If the Investment Adviser is unable to sufficiently validate the quote(s) internally and if the investment's par value or its fair value exceeds the materiality threshold, the investment is valued similarly to those assets with no readily available quotes (see (3) below); and

  b.
  For investments other than bonds, we look at the number of quotes readily available and perform the following procedures:

  i.
  Investments for which two or more quotes are received from a pricing service are valued using the mean of the mean of the bid and ask of the quotes obtained;

  ii.
  Investments for which one quote is received from a pricing service are validated internally. The investment professionals of the Investment Adviser analyze the market quotes obtained using an array of valuation methods (further described below) to validate the fair value. If the Investment Adviser is unable to sufficiently validate the quote internally and if the investment's par value or its fair value exceeds the materiality threshold, the investment is valued similarly to those assets with no readily available quotes (see (3) below).

  (3)
  Investments for which quotations are not readily available through exchanges, pricing services, brokers, or dealers are valued through a multi-step valuation process:

  a.
  Each portfolio company or investment is initially valued by the investment professionals of the Investment Adviser responsible for the credit monitoring;

  b.
  Preliminary valuation conclusions will then be documented and discussed with our senior management;

  c.
  If an investment falls into (3) above for four consecutive quarters and if the investment's par value or its fair value exceeds the materiality threshold, then at least once each fiscal year, the valuation for each portfolio investment for which we do not have a readily available market quotation will be reviewed by an independent valuation firm engaged by our board of directors; and

  d.
  When deemed appropriate by our management, an independent valuation firm may be engaged to review and value investment(s) of a portfolio company, without any preliminary valuation being performed by the Investment Adviser. The investment professionals of the Investment Adviser will review and validate the value provided.

          For investments in revolving credit facilities and delayed draw commitments, the cost basis of the funded investments purchased is offset by any costs/netbacks received for any unfunded portion on the total balance committed. The fair value is also adjusted for the price appreciation or depreciation on the unfunded portion. As a result, the purchase of a commitment not completely funded may result in a negative fair value until it is called and funded.

          The values assigned to investments are based upon available information and do not necessarily represent amounts which might ultimately be realized, since such amounts depend on future circumstances and cannot be reasonably determined until the individual positions are liquidated. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may fluctuate from period to period and the fluctuations could be material.

          GAAP fair value measurement guidance classifies the inputs used in measuring fair value into three levels as follows:

          Level I — Quoted prices (unadjusted) are available in active markets for identical investments and we have the ability to access such quotes as of the reporting date. The type of investments which would generally be included in Level I include active exchange-traded equity securities and exchange-traded derivatives. As required by Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures ("ASC 820"), we, to the extent that we hold such investments, do not adjust the quoted price for these investments, even in situations where we hold a large position and a sale could reasonably impact the quoted price.

          Level II — Pricing inputs are observable for the investments, either directly or indirectly, as of the reporting date, but are not the same as those used in Level I. Level II inputs include the following:

  •
  Quoted prices for similar assets or liabilities in active markets;

  •
  Quoted prices for identical or similar assets or liabilities in non-active markets (examples include corporate and municipal bonds, which trade infrequently);

  •
  Pricing models whose inputs are observable for substantially the full term of the asset or liability (examples include most over-the-counter derivatives, including foreign exchange forward contracts); and

  •
  Pricing models whose inputs are derived principally from or corroborated by observable market data through correlation or other means for substantially the full term of the asset or liability.

          Level III — Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment.

          The inputs used to measure fair value may fall into different levels. In all instances when the inputs fall within different levels of the hierarchy, the level within which the fair value measurement is categorized is based on the lowest level of input that is significant to the fair value measurement in its entirety. As such, a Level III fair value measurement may include inputs that are both observable and unobservable. Gains and losses for such assets categorized within the Level III table below may include changes in fair value that are attributable to both observable inputs and unobservable inputs.

          The inputs into the determination of fair value require significant judgment or estimation by management and consideration of factors specific to each investment. A review of the fair value hierarchy classifications is conducted on a quarterly basis. Changes in the observability of valuation inputs may result in the transfer of certain investments within the fair value hierarchy from period to period. Reclassifications impacting the fair value hierarchy are reported as transfers in/out of the respective leveling categories as of the beginning of the period in which the reclassifications occur. The following table summarizes the levels in the fair value hierarchy that our portfolio investments fall into as of June 30, 2018:

(in thousands)	Total	Level I	Level II	Level III
First lien	$828,387	$—	$117,309	$711,078
Second lien	713,974	—	332,109	381,865
Subordinated	67,801	—	26,675	41,126
Equity and other	487,856	14	—	487,842

Total investments	$2,098,018	$14	$476,093	$1,621,911

          We generally use the following framework when determining the fair value of investments where there are little, if any, market activity or observable pricing inputs. We typically determine the fair value of our performing debt investments utilizing an income approach. Additional consideration is given using a market based approach, as well as reviewing the overall underlying portfolio company's performance and associated financial risks. The following outlines additional details on the approaches considered:

          Company Performance, Financial Review, and Analysis:    Prior to investment, as part of our due diligence process, we evaluate the overall performance and financial stability of the portfolio company. Post investment, we analyze each portfolio company's current operating performance and relevant financial trends versus prior year and budgeted results, including, but not limited to, factors affecting its revenue and earnings before interest, taxes, depreciation, and amortization ("EBITDA") growth, margin trends, liquidity position, covenant compliance and changes to its capital structure. We also attempt to identify and subsequently track any developments at the portfolio company, within its customer or vendor base or within the industry or the macroeconomic environment, generally, that may alter any material element of our original investment thesis. This analysis is specific to each portfolio company. We leverage the knowledge gained from our original due diligence process, augmented by this subsequent monitoring, to continually refine our outlook for each of our portfolio companies and ultimately form the valuation of our investment in each portfolio company. When an external event such as a purchase transaction, public offering or subsequent sale occurs, we will consider the pricing indicated by the external event to corroborate the private valuation.

          For debt investments, we may employ the Market Based Approach (as described below) to assess the total enterprise value of the portfolio company, in order to evaluate the enterprise value coverage of our debt investment. For equity investments or in cases where the Market Based Approach implies a lack of enterprise value coverage for the debt investment, we may additionally employ a discounted cash flow analysis based on the free cash flows of the portfolio company to assess the total enterprise value.

          After enterprise value coverage is demonstrated for our debt investments through the method(s) above, the Income Based Approach (as described below) may be employed to estimate the fair value of the investment.

          Market Based Approach:    We may estimate the total enterprise value of each portfolio company by utilizing market value cash flow (EBITDA) multiples of publicly traded comparable companies and comparable transactions. We consider numerous factors when selecting the appropriate companies whose trading multiples are used to value our portfolio companies. These factors include, but are not limited to, the type of organization, similarity to the business being valued, and relevant risk factors, as well as size, profitability and growth expectations. We may apply an average of various relevant comparable company EBITDA multiples to the portfolio company's latest twelve month ("LTM") EBITDA or projected EBITDA to calculate the enterprise value of the portfolio company. Significant increases or decreases in the EBITDA multiple will result in an increase or decrease in enterprise value, which may result in an increase or decrease in the fair value estimate of the investment. In applying the market based approach as of June 30, 2018, we used the relevant EBITDA multiple ranges set forth in the table below to determine the enterprise value of our portfolio companies. We believe these were reasonable ranges in light of current comparable company trading levels and the specific portfolio companies involved.

          Income Based Approach:    We also may use a discounted cash flow analysis to estimate the fair value of the investment. Projected cash flows represent the relevant security's contractual interest, fee and principal payments plus the assumption of full principal recovery at the investment's expected maturity date. These cash flows are discounted at a rate established utilizing a yield calibration approach, which incorporates changes in the credit quality (as measured by relevant statistics) of the portfolio company, as compared to changes in the yield associated with comparable credit quality market indices, between the date of origination and the valuation date. Significant increases or decreases in the discount rate would result in a decrease or increase in the fair value measurement. In applying the income based approach as of June 30, 2018, we used the discount ranges set forth in the table below to value investments in our portfolio companies.

          The unobservable inputs used in the fair value measurement of our Level III investments as of June 30, 2018 were as follows:

				Range
(in thousands) Type	Fair Value as of June 30, 2018	Approach	Unobservable Input	Low	High	Weighted Average
First lien	$527,399	Market & income approach	EBITDA multiple	2.0x	19.8x	11.5x
			Revenue multiple	3.5x	6.3x	5.5x
			Discount rate	7.3%	12.9%	9.8%
	100,379	Market quote	Broker quote	N/A	N/A	N/A
	83,300	Other	N/A(1)	N/A	N/A	N/A
Second lien	211,125	Market & income approach	EBITDA multiple	8.0x	16.0x	11.4x
			Revenue multiple	1.0x	1.1x	1.1x
			Discount rate	9.7%	12.8%	11.3%
	170,740	Market quote	Broker quote	N/A	N/A	N/A
Subordinated	41,126	Market & income approach	EBITDA multiple	5.5x	12.5x	9.4x
			Discount rate	8.1%	21.8%	15.6%
Equity and other	487,347	Market & income approach	EBITDA multiple	0.4x	18.0x	11.9x
			Revenue multiple	1.0x	1.1x	1.1x
			Discount rate	7.0%	26.1%	12.7%
	495	Black Scholes analysis	Expected life in years	7.8	7.8	7.8
			Volatility	35.8%	35.8%	35.8%
			Discount rate	2.9%	2.9%	2.9%

	$1,621,911

(1)
Fair value was determined based on transaction pricing or recent acquisition or sale as the best measure of fair value with no material changes in operations of the related portfolio company since the transaction date.

NMFC Senior Loan Program I LLC

          NMFC Senior Loan Program I LLC ("SLP I") was formed as a Delaware limited liability company on May 27, 2014 and commenced operations on June 10, 2014. SLP I is a portfolio company held by us. SLP I is structured as a private investment fund, in which all of the investors are qualified purchasers, as such term is defined under the 1940 Act. Transfer of interests in SLP I is subject to restrictions and, as a result, such interests are not readily marketable. SLP I operates under a limited liability company agreement (the "SLP I Agreement") and will continue in existence until July 31, 2020, subject to earlier termination pursuant to certain terms of the SLP I Agreement. The term may be extended pursuant to certain terms of the SLP I Agreement and SLP I's re-investment period is through July 31, 2018. SLP I invests in senior secured loans issued by companies within our core industry verticals. These investments are typically broadly syndicated first lien loans.

          SLP I is capitalized with $93.0 million of capital commitments and $265.0 million of debt from a revolving credit facility and is managed by us. Our capital commitment is $23.0 million, representing less than 25.0% ownership, with third party investors representing the remaining capital commitments. As of June 30, 2018, SLP I had total investments with an aggregate fair value of approximately $347.2 million, debt outstanding of $251.6 million and capital that had been called and funded of $93.0 million. As of December 31, 2017, SLP I had total investments with an aggregate fair value of approximately $348.7 million, debt outstanding of $223.7 million and capital that had been called and funded of $93.0 million. Our investment in SLP I is disclosed on our Consolidated Schedule of Investments as of June 30, 2018 and December 31, 2017.

          We, as an investment adviser registered under the Advisers Act, act as the collateral manager to SLP I and are entitled to receive a management fee for our investment management services provided to SLP I. As a result, SLP I is classified as our affiliate. No management fee is charged on our investment in SLP I in connection with the administrative services provided to SLP I. For the three and six months ended June 30, 2018, we earned approximately $0.3 million and $0.6 million, respectively, in management fees related to SLP I, which is included in other income. For the three and six months ended June 30, 2017, we earned approximately $0.3 million and $0.6 million, respectively, in management fees related to SLP I, which is included in other income. As of June 30, 2018 and December 31, 2017, approximately $0.9 million and $0.3 million, respectively, of management fees related to SLP I was included in receivable from affiliates. For the three and six months ended June 30, 2018, we earned approximately $0.8 million and $1.6 million, respectively, of dividend income related to SLP I, which is included in dividend income. For the three and six months ended June 30, 2017, we earned approximately $0.8 million and $1.8 million, respectively, of dividend income related to SLP I, which is included in dividend income. As of June 30, 2018 and December 31, 2017, approximately $1.0 million and $0.8 million, respectively, of dividend income related to SLP I was included in interest and dividend receivable.

NMFC Senior Loan Program II LLC

          NMFC Senior Loan Program II LLC ("SLP II") was formed as a Delaware limited liability company on March 9, 2016 and commenced operations on April 12, 2016. SLP II is structured as a private joint venture investment fund between us and SkyKnight Income, LLC ("SkyKnight") and operates under a limited liability company agreement (the "SLP II Agreement"). The purpose of the joint venture is to invest primarily in senior secured loans issued by portfolio companies within our core industry verticals. These investments are typically broadly syndicated first lien loans. All investment decisions must be unanimously approved by the board of managers of SLP II, which has equal representation from us and SkyKnight. SLP II has a three year investment period and will continue in existence until April 12, 2021. The term may be extended for up to one year pursuant to certain terms of the SLP II Agreement.

          SLP II is capitalized with equity contributions which were called from its members, on a pro-rata basis based on their equity commitments, as transactions are completed. Any decision by SLP II to call down on capital commitments requires approval by the board of managers of SLP II. As of June 30, 2018, we and SkyKnight have committed and contributed $79.4 million and $20.6 million, respectively, of equity to SLP II. Our investment in SLP II is disclosed on our Consolidated Schedule of Investments as of June 30, 2018 and December 31, 2017.

          On April 12, 2016, SLP II closed its $275.0 million revolving credit facility with Wells Fargo Bank, National Association, which matures on April 12, 2021 and currently bears interest at a rate of LIBOR plus 1.60% per annum. As of June 30, 2018 and December 31, 2017, SLP II had total investments with an aggregate fair value of approximately $368.9 million and $382.5 million, respectively, and debt outstanding under its credit facility of $267.9 million and $266.3 million, respectively. As of June 30, 2018 and December 31, 2017, none of SLP II's investments were on non-accrual. Additionally, as of June 30, 2018 and December 31, 2017, SLP II had unfunded commitments in the form of delayed draws of $7.0 million and $4.9 million, respectively. Below is a summary of SLP II's portfolio, along with a listing of the individual investments in SLP II's portfolio as of June 30, 2018 and December 31, 2017:

(in thousands)	June 30, 2018	December 31, 2017
First lien investments(1)	374,972	386,100
Weighted average interest rate on first lien investments(2)	6.51%	6.05%
Number of portfolio companies in SLP II	33	35
Largest portfolio company investment(1)	17,183	17,369
Total of five largest portfolio company investments(1)	80,614	81,728

(1)
Reflects principal amount or par value of investments.

(2)
Computed as the all in interest rate in effect on accruing investments divided by the total principal amount of investments.

          The following table is a listing of the individual investments in SLP II's portfolio as of June 30, 2018:

Portfolio Company and Type of Investment	Industry	Interest Rate(1)	Maturity Date	Principal Amount or Par Value	Cost	Fair Value(2)
				(in thousands)	(in thousands)	(in thousands)
Funded Investments — First lien:
Access CIG, LLC	Business Services	5.84% (L + 3.75%)	2/27/2025	$8,870	$8,827	$8,898
ADG, LLC	Healthcare Services	6.84% (L + 4.75%)	9/28/2023	16,948	16,815	16,694
ASG Technologies Group, Inc.	Software	5.59% (L + 3.50%)	7/31/2024	5,449	5,424	5,427
Beaver-Visitec International Holdings, Inc.	Healthcare Products	7.09% (L + 5.00%)	8/21/2023	14,738	14,622	14,756
Brave Parent Holdings, Inc.	Software	6.33% (L + 4.00%)	4/18/2025	8,500	8,479	8,543
CHA Holdings, Inc.	Business Services	6.58% (L + 4.50%)	4/10/2025	9,857	9,808	9,931
CommerceHub, Inc.	Software	5.86% (L + 3.75%)	5/21/2025	2,500	2,487	2,512
DigiCert, Inc.	Business Services	6.84% (L + 4.75%)	10/31/2024	9,975	9,929	9,977
FPC Holdings, Inc.	Distribution & Logistics	6.59% (L + 4.50%)	11/18/2022	14,963	14,532	15,084
Globallogic Holdings Inc.	Business Services	6.08% (L + 3.75%)	6/20/2022	4,665	4,637	4,677
Greenway Health, LLC	Software	6.08% (L + 3.75%)	2/16/2024	14,849	14,788	14,869
Idera, Inc.	Software	6.60% (L + 4.50%)	6/28/2024	12,555	12,443	12,750
J.D. Power (fka J.D. Power and Associates)	Business Services	6.34% (L + 4.25%)	9/7/2023	13,290	13,244	13,340
Keystone Acquisition Corp.	Healthcare Services	7.58% (L + 5.25%)	5/1/2024	5,360	5,313	5,356
LSCS Holdings, Inc.	Healthcare Services	6.52% (L + 4.25%)	3/17/2025	6,384	6,373	6,384
LSCS Holdings, Inc.	Healthcare Services	6.34% (L + 4.25%)	3/17/2025	1,264	1,263	1,264
Market Track, LLC	Business Services	6.58% (L + 4.25%)	6/5/2024	11,880	11,828	11,880
Medical Solutions Holdings, Inc.	Healthcare Services	5.84% (L + 3.75%)	6/14/2024	4,454	4,434	4,457
Ministry Brands, LLC	Software	6.10% (L + 4.00%)	12/2/2022	2,127	2,118	2,127
Ministry Brands, LLC	Software	6.10% (L + 4.00%)	12/2/2022	12,348	12,295	12,348
Navex Global, Inc.	Software	6.34% (L + 4.25%)	11/19/2021	14,820	14,668	14,885
Navicure, Inc.	Healthcare Services	5.84% (L + 3.75%)	11/1/2024	10,935	10,885	10,935
NorthStar Financial Services Group, LLC	Software	5.59% (L + 3.50%)	5/25/2025	7,500	7,463	7,519
Pathway Vet Alliance LLC (fka Pathway Partners Vet Management Company LLC)	Consumer Services	6.34% (L + 4.25%)	10/10/2024	286	285	287
Pathway Vet Alliance LLC (fka Pathway Partners Vet Management Company LLC)	Consumer Services	6.34% (L + 4.25%)	10/10/2024	9,654	9,609	9,678
Peraton Corp. (fka MHVC Acquisition Corp.)	Federal Services	7.59% (L + 5.25%)	4/29/2024	10,395	10,350	10,473
Poseidon Intermediate, LLC	Software	6.35% (L + 4.25%)	8/15/2022	14,805	14,802	14,879
Project Accelerate Parent, LLC	Business Services	6.25% (L + 4.25%)	1/2/2025	14,963	14,892	15,037
PSC Industrial Holdings Corp.	Industrial Services	5.84% (L + 3.75%)	10/11/2024	10,448	10,352	10,448
Quest Software US Holdings Inc.	Software	6.58% (L + 4.25%)	5/16/2025	15,000	14,926	14,994
Salient CRGT Inc.	Federal Services	7.84% (L + 5.75%)	2/28/2022	13,982	13,875	14,192
Severin Acquisition, LLC	Software	7.11% (L + 4.75%)	7/30/2021	14,812	14,760	14,868
Sierra Acquisition, Inc.	Food & Beverage	5.59% (L + 3.50%)	11/11/2024	3,731	3,714	3,750
WP CityMD Bidco LLC	Healthcare Services	5.83% (L + 3.50%)	6/7/2024	14,887	14,855	14,822
YI, LLC	Healthcare Services	6.33% (L + 4.00%)	11/7/2024	1,464	1,470	1,475
YI, LLC	Healthcare Services	6.33% (L + 4.00%)	11/7/2024	12,099	12,089	12,190
Zywave, Inc.	Software	7.34% (L + 5.00%)	11/17/2022	17,183	17,117	17,183

Total Funded Investments				$367,940	$365,771	$368,889

Unfunded Investments — First lien:
Access CIG, LLC	Business Services	—	8/27/2018	$1,108	$—	$3
CHA Holdings, Inc.	Business Services	—	10/10/2019	2,143	(11)	16
LSCS Holdings, Inc.	Healthcare Services	—	9/17/2018	336	(2)	—
Ministry Brands, LLC	Software	—	10/18/2019	1,869	(9)	—
YI, LLC	Healthcare Services	—	11/7/2018	1,576	(8)	12
Total Unfunded Investments				$7,032	$(30)	$31

				$374,972	$365,741	$368,920

(1)
All interest is payable in cash unless otherwise indicated. A majority of the variable rate debt investments bear interest at a rate that may be determined by reference to the LIBOR (L), the Prime Rate (P) and the alternative base rate (Base). For each investment, the current interest rate provided reflects the rate in effect as of June 30, 2018.

(2)
Represents the fair value in accordance with ASC 820. Our board of directors does not determine the fair value of the investments held by SLP II.

          The following table is a listing of the individual investments in SLP II's portfolio as of December 31, 2017:

Portfolio Company and Type of Investment	Industry	Interest Rate(1)	Maturity Date	Principal Amount or Par Value	Cost	Fair Value(2)
				(in thousands)	(in thousands)	(in thousands)
Funded Investments — First lien
ADG, LLC	Healthcare Services	6.32% (L + 4.75%)	9/28/2023	$17,034	$16,890	$16,779
ASG Technologies Group, Inc.	Software	6.32% (L + 4.75%)	7/31/2024	7,481	7,446	7,547
Beaver-Visitec International Holdings, Inc.	Healthcare Products	6.69% (L + 5.00%)	8/21/2023	14,812	14,688	14,813
DigiCert, Inc.	Business Services	6.13% (L + 4.75%)	10/31/2024	10,000	9,951	10,141
Emerald 2 Limited	Business Services	5.69% (L + 4.00%)	5/14/2021	1,266	1,211	1,267
Evo Payments International, LLC	Business Services	5.57% (L + 4.00%)	12/22/2023	17,369	17,292	17,492
Explorer Holdings, Inc.	Healthcare Services	5.13% (L + 3.75%)	5/2/2023	2,940	2,917	2,973
Globallogic Holdings Inc.	Business Services	6.19% (L + 4.50%)	6/20/2022	9,677	9,611	9,755
Greenway Health, LLC	Software	5.94% (L + 4.25%)	2/16/2024	14,925	14,858	15,074
Idera, Inc.	Software	6.57% (L + 5.00%)	6/28/2024	12,619	12,499	12,556
J.D. Power (fka J.D. Power and Associates)	Business Services	5.94% (L + 4.25%)	9/7/2023	13,357	13,308	13,407
Keystone Acquisition Corp.	Healthcare Services	6.94% (L + 5.25%)	5/1/2024	5,386	5,336	5,424
Market Track, LLC	Business Services	5.94% (L + 4.25%)	6/5/2024	11,940	11,884	11,940
McGraw-Hill Global Education Holdings, LLC	Education	5.57% (L + 4.00%)	5/4/2022	9,850	9,813	9,844
Medical Solutions Holdings, Inc.	Healthcare Services	5.82% (L + 4.25%)	6/14/2024	6,965	6,932	7,043
Ministry Brands, LLC	Software	6.38% (L + 5.00%)	12/2/2022	2,138	2,128	2,138
Ministry Brands, LLC	Software	6.38% (L + 5.00%)	12/2/2022	7,768	7,735	7,768
Navex Global, Inc.	Software	5.82% (L + 4.25%)	11/19/2021	14,897	14,724	14,971
Navicure, Inc.	Healthcare Services	5.11% (L + 3.75%)	11/1/2024	15,000	14,926	15,000
OEConnection LLC	Business Services	5.69% (L + 4.00%)	11/22/2024	15,000	14,925	14,981
Pathway Partners Vet Management Company LLC	Consumer Services	5.82% (L + 4.25%)	10/10/2024	6,963	6,929	6,980
Pathway Partners Vet Management Company LLC	Consumer Services	5.82% (L + 4.25%)	10/10/2024	291	290	292
Peraton Corp. (fka MHVC Acquisition Corp.)	Federal Services	6.95% (L + 5.25%)	4/29/2024	10,448	10,399	10,526
Poseidon Intermediate, LLC	Software	5.82% (L + 4.25%)	8/15/2022	14,881	14,877	14,955
Project Accelerate Parent, LLC	Business Services	5.94% (L + 4.25%)	1/2/2025	15,000	14,925	15,038
PSC Industrial Holdings Corp.	Industrial Services	5.71% (L + 4.25%)	10/11/2024	10,500	10,398	10,500
Quest Software US Holdings Inc.	Software	6.92% (L + 5.50%)	10/31/2022	9,899	9,775	10,071
Salient CRGT Inc.	Federal Services	7.32% (L + 5.75%)	2/28/2022	14,433	14,310	14,559
Severin Acquisition, LLC	Software	6.32% (L + 4.75%)	7/30/2021	14,888	14,827	14,813
Shine Acquisitoin Co. S.à.r.l / Boing US Holdco Inc.	Consumer Services	4.88% (L + 3.50%)	10/3/2024	15,000	14,964	15,108
Sierra Acquisition, Inc.	Food & Beverage	5.68% (L + 4.25%)	11/11/2024	3,750	3,731	3,789
TMK Hawk Parent, Corp.	Distribution & Logistics	4.88% (L + 3.50%)	8/28/2024	1,671	1,667	1,686
University Support Services LLC (St. George's University Scholastic Services LLC)	Education	5.82% (L + 4.25%)	7/6/2022	1,875	1,875	1,900
Vencore, Inc. (fka SI Organization, Inc., The)	Federal Services	6.44% (L + 4.75%)	11/23/2019	10,686	10,673	10,835
WP CityMD Bidco LLC	Healthcare Services	5.69% (L + 4.00%)	6/7/2024	14,963	14,928	15,009
YI, LLC	Healthcare Services	5.69% (L + 4.00%)	11/7/2024	8,240	8,204	8,230
Zywave, Inc.	Software	6.61% (L + 5.00%)	11/17/2022	17,325	17,252	17,325

Total Funded Investments				$381,237	$379,098	$382,529

Unfunded Investments — First lien
Pathway Partners Vet Management Company LLC	Consumer Services	—	10/10/2019	$2,728	$(14)	$7
TMK Hawk Parent, Corp.	Distribution & Logistics	—	3/28/2018	75	—	1
YI, LLC	Healthcare Services	—	11/7/2018	2,060	(9)	(3)

Total Unfunded Investments				$4,863	$(23)	$5

Total Investments				$386,100	$379,075	$382,534

(1)
All interest is payable in cash unless otherwise indicated. A majority of the variable rate debt investments bear interest at a rate that may be determined by reference to the LIBOR (L), the Prime Rate (P) and the alternative base rate (Base). For each investment, the current interest rate provided reflects the rate in effect as of December 31, 2017.

(2)
Represents the fair value in accordance with ASC 820. Our board of directors does not determine the fair value of the investments held by SLP II.

          Below is certain summarized financial information for SLP II as of June 30, 2018 and December 31, 2017 and for the three and six months ended June 30, 2018 and June 30, 2017:

Selected Balance Sheet Information:	June 30, 2018	December 31, 2017
	(in thousands)	(in thousands)
Investments at fair value (cost of $365,741 and $379,075, respectively)	$368,920	$382,534
Cash and other assets	7,581	8,065

Total assets	$376,501	$390,599

Credit facility	$267,870	$266,270
Deferred financing costs	(1,678)	(1,966)
Payable for unsettled securities purchased	—	15,964
Distribution payable	3,960	3,500
Other liabilities	2,838	2,891

Total liabilities	272,990	286,659
Members' capital	$103,511	$103,940

Total liabilities and members' capital	$376,501	$390,599

	Three Months Ended		Six Months Ended
Selected Statement of Operations Information:	June 30, 2018	June 30, 2017	June 30, 2018	June 30, 2017
	(in thousands)	(in thousands)	(in thousands)	(in thousands)
Interest income	$6,134	$5,630	$11,764	$10,803
Other income	36	102	58	316

Total investment income	6,170	5,732	11,822	11,119

Interest and other financing expenses	2,553	2,074	4,981	3,923
Other expenses	140	212	364	374

Total expenses	2,693	2,286	5,345	4,297

Net investment income	3,477	3,446	6,477	6,822
Net realized gains on investments	180	814	633	1,922
Net change in unrealized appreciation (depreciation) of investments	(957)	(535)	(280)	(641)

Net increase in members' capital	$2,700	$3,725	$6,830	$8,103

          For the three and six months ended June 30, 2018, we earned approximately $3.2 million and $5.8 million, respectively, of dividend income related to SLP II, which is included in dividend income. For the three and six months ended June 30, 2017, we earned approximately $3.2 million and $6.6 million, respectively, of dividend income related to SLP II, which is included in dividend income. As of June 30, 2018 and December 31, 2017, approximately $3.2 million and $2.8 million, respectively, of dividend income related to SLP II was included in interest and dividend receivable.

          We have determined that SLP II is an investment company under ASC 946; however, in accordance with such guidance we will generally not consolidate our investment in a company other than a wholly-owned investment company subsidiary. Furthermore, Accounting Standards Codification Topic 810, Consolidation ("ASC 810"), concludes that in a joint venture where both members have equal decision making authority, it is not appropriate for one member to consolidate the joint venture since neither has control. Accordingly, we do not consolidate SLP II.

NMFC Senior Loan Program III LLC

          NMFC Senior Loan Program III LLC ("SLP III") was formed as a Delaware limited liability company and commenced operations on April 25, 2018. SLP III is structured as a private joint venture investment fund between us and SkyKnight Income II, LLC ("SkyKnight II") and operates under a limited liability company agreement (the "SLP III Agreement"). The purpose of the joint venture is to invest primarily in senior secured loans issued by portfolio companies within the our core industry verticals. These investments are typically broadly syndicated first lien loans. All investment decisions must be unanimously approved by the board of managers of SLP III, which has equal representation from us and SkyKnight II. SLP III has a five year investment period and will continue in existence until April 25, 2025. The investment period may be extended for up to one year pursuant to certain terms of the SLP III Agreement.

          SLP III is capitalized with equity contributions which are called from its members, on a pro-rata basis based on their equity commitments, as transactions are completed. Any decision by SLP III to call down on capital commitments requires approval by the board of managers of SLP III. As of June 30, 2018, we and SkyKnight II have committed $80.0 million and $20.0 million, respectively, of equity to SLP III. As of June 30, 2018, the Company and SkyKnight II have contributed $42.8 million and $10.7 million, respectively, of equity to SLP III. Our investment in SLP III is disclosed on the our Consolidated Schedule of Investments as of June 30, 2018.

          On May 2, 2018, SLP III closed its $300.0 million revolving credit facility with Citibank, N.A., which matures on May 2, 2023 and bears interest at a rate of LIBOR plus 1.70% per annum. As of June 30, 2018, SLP III had total investments with an aggregate fair value of approximately $157.3 million and debt outstanding under its credit facility of $90.4 million. As of June 30, 2018, none of SLP III's investments were on non-accrual. Additionally, as of June 30, 2018 , SLP III had unfunded commitments in the form of delayed draws of $12.1 million. Below is a summary of SLP III's portfolio, along with a listing of the individual investments in SLP III's portfolio as of June 30, 2018:

(in thousands)	June 30, 2018
First lien investments(1)	169,218
Weighted average interest rate on first lien investments(2)	5.95%
Number of portfolio companies in SLP III	19
Largest portfolio company investment(1)	19,000
Total of five largest portfolio company investments(1)	79,000

(1)
Reflects principal amount or par value of investment.

(2)
Computed as the all in interest rate in effect on accruing investments divided by the total principal amount of investments.

          The following table is a listing of the individual investments in SLP III's portfolio as of June 30, 2018:

Portfolio Company and Type of Investment	Industry	Interest Rate(1)	Maturity Date	Principal Amount or Par Value	Cost	Fair Value(2)
				(in thousands)	(in thousands)	(in thousands)
Funded Investments — First lien
Access CIG, LLC	Business Services	5.84% (L + 3.75%)	2/27/2025	$1,222	$1,222	$1,226
Brave Parent Holdings, Inc.	Software	6.33% (L + 4.00%)	4/18/2025	8,500	8,479	8,543
Certara Holdco, Inc.	Healthcare I.T.	5.83% (L + 3.50%)	8/15/2024	1,282	1,285	1,287
CommerceHub, Inc.	Software	5.86% (L + 3.75%)	5/21/2025	15,000	14,925	15,074
Dentalcorp of Canada ULC	Healthcare Services	5.76% (L + 3.75%)	6/6/2025	12,000	11,970	12,026
Greenway Health, LLC	Software	6.08% (L + 3.75%)	2/16/2024	10,326	10,332	10,339
Heartland Dental, LLC	Healthcare Services	5.84% (L + 3.75%)	4/30/2025	16,522	16,441	16,470
Market Track, LLC	Business Services	6.58% (L + 4.25%)	6/5/2024	1,188	1,182	1,188
Ministry Brands, LLC	Software	6.10% (L + 4.00%)	12/2/2022	4,619	4,597	4,619
National Intergovernmental Purchasing Alliance Company	Business Services	6.08% (L + 3.75%)	5/23/2025	15,000	14,987	14,981
Netsmart Technologies, Inc.	Healthcare I.T.	5.84% (L + 3.75%)	4/19/2023	10,491	10,491	10,570
NorthStar Financial Services Group, LLC	Software	5.59% (L + 3.50%)	5/25/2025	15,000	14,925	15,038
Pathway Vet Alliance LLC	Consumer Services	6.34% (L + 4.25%)	10/10/2024	192	191	192
Pelican Products, Inc.	Business Products	5.48% (L + 3.50%)	5/1/2025	5,000	4,988	5,008
Quest Software US Holdings Inc.	Software	6.58% (L + 4.25%)	5/16/2025	15,000	14,926	14,994
Sierra Enterprises, LLC	Food & Beverage	5.59% (L + 3.50%)	11/11/2024	2,494	2,491	2,506
University Support Services LLC (St. George's University Scholastic Services LLC)	Education	5.59% (L + 3.50%)	7/17/2025	3,814	3,794	3,802
WP CityMD Bidco LLC	Healthcare Services	5.83% (L + 3.50%)	6/7/2024	14,962	14,962	14,897
YI, LLC	Healthcare Services	6.33% (L + 4.00%)	11/7/2024	3,988	4,003	4,018
YI, LLC	Healthcare Services	6.33% (L + 4.00%)	11/7/2024	482	482	486

Total Funded Investments				$157,082	$156,673	$157,264

Unfunded Investments — First lien
Dentalcorp of Canada ULC	Healthcare Services	—	6/6/2020	$3,000	$—	$7
Heartland Dental, LLC	Healthcare Services	—	4/30/2020	2,478	—	(8)
Ministry Brands, LLC	Software	—	10/18/2019	1,869	(9)	—
Pathway Vet Alliance LLC	Consumer Services	—	5/25/2020	3,083	(15)	8
University Support Services LLC (St. George's University Scholastic Services LLC)	Education	—	6/20/2025	1,186	—	(4)
YI, LLC	Healthcare Services	—	11/7/2018	520	4	4

Total Unfunded Investments				$12,136	$(20)	$7

Total Investments				$169,218	$156,653	$157,271

(1)
All interest is payable in cash unless otherwise indicated. A majority of the variable rate debt investments bear interest at a rate that may be determined by reference to the LIBOR (L), the Prime Rate (P) and the alternative base rate (Base). For each investment, the current interest rate provided reflects the rate in effect as of June 30, 2018.

(2)
Represents the fair value in accordance with ASC 820. Our board of directors does not determine the fair value of the investments held by SLP III.

          Below is certain summarized financial information for SLP III as of June 30, 2018 and for the three and six months ended June 30, 2018:

Selected Balance Sheet Information:	June 30, 2018
Investments at fair value (cost of $156,653)	$157,271
Cash and other assets	3,407

Total assets	$160,678

Credit facility	$90,400
Deferred financing costs	(3,138)
Payable for unsettled securities purchased	16,689
Other liabilities	2,596

Total liabilities	106,547
Members' capital	$54,131

Total liabilities and members' capital	$160,678

Selected Statement of Operations Information:	Three Months Ended June 30, 2018(1)	Six Months Ended June 30, 2018(1)
Interest income	$790	$790
Other income	22	22

Total investment income	812	812

Interest and other financing expenses	574	574
Other expenses	226	226

Total expenses	800	800

Net investment income	12	12
Net change in unrealized appreciation (depreciation) of investments	618	618

Net increase in members' capital	$630	$630

(1)
SLP III commenced operations on April 25, 2018.

          We have determined that SLP III is an investment company under ASC 946; however, in accordance with such guidance we will generally not consolidate our investment in a company other than a wholly-owned investment company subsidiary. Furthermore, Accounting Standards Codification Topic 810, Consolidation, concludes that in a joint venture where both members have equal decision making authority, it is not appropriate for one member to consolidate the joint venture since neither has control. Accordingly, we do not consolidate SLP III.

New Mountain Net Lease Corporation

          NMNLC was formed to acquire commercial real properties that are subject to "triple net" leases. NMNLC's investments are disclosed on our Consolidated Schedule of Investments as of June 30, 2018.

          Below is certain summarized property information for NMNLC as of June 30, 2018:

Portfolio Company	Tenant	Lease Expiration Date	Location	Total Square Feet	Fair Value as of June 30, 2018
				(in thousands)	(in thousands)
NM NL Holdings, L.P.	FXI Inc.	6/30/2038	IN / MS / NM / OR / PA / Mexico	2,122	$20,229
NM GLCR LP	Arctic Glacier U.S.A.	2/28/2038	CA	214	14,750
NM CLFX LP	Victor Equipment Company	8/31/2033	TX	423	12,538
NM APP Canada Corp.	A.P. Plasman, Inc.	9/30/2031	Canada	436	8,475
NM KRLN LLC	Kirlin Group, LLC	6/30/2029	MD	95	8,462
NM DRVT LLC	FMH Conveyors, LLC	10/31/2031	AR	195	5,507
NM APP US LLC	Plasman Corp, LLC / A-Brite LP	9/30/2033	AL / OH	261	5,274
NM JRA LLC	J.R. Automation Technologies, LLC	1/31/2031	MI	88	2,240

					$77,475

Collateralized agreements or repurchase financings

          We follow the guidance in Accounting Standards Codification Topic 860, Transfers and Servicing — Secured Borrowing and Collateral, ("ASC 860") when accounting for transactions involving the purchases of securities under collateralized agreements to resell (resale agreements). These transactions are treated as collateralized financing transactions and are recorded at their contracted resale or repurchase amounts, as specified in the respective agreements. Interest on collateralized agreements is accrued and recognized over the life of the transaction and included in interest income. As of June 30, 2018 and December 31, 2017, we held one collateralized agreement to resell with a cost basis of $30.0 million and $30.0 million, respectively, and a fair value of $25.2 million and $25.2 million, respectively. The collateralized agreement to resell is guaranteed by a private hedge fund. The private hedge fund is currently in liquidation under the laws of the Cayman Islands. Pursuant to the terms of the collateralized agreement, the private hedge fund was obligated to repurchase the collateral from us at the par value of the collateralized agreement. The private hedge fund has breached its agreement to repurchase the collateral under the collateralized agreement. The default by the private hedge fund did not release the collateral to us, therefore, we do not have full rights and title to the collateral. A claim has been filed with the Cayman Islands joint official liquidators to resolve this matter. The joint official liquidators have recognized our contractual rights under the collateralized agreement. We continue to exercise our rights under the collateralized agreement and continue to monitor the liquidation process of the private hedge fund. The fair value of the collateralized agreement to resell is reflective of the increased risk of the position.

PPVA Black Elk (Equity) LLC

          On May 3, 2013, we entered into a collateralized securities purchase and put agreement (the "SPP Agreement") with a private hedge fund. Under the SPP Agreement, we purchased twenty million Class E Preferred Units of Black Elk Energy Offshore Operations, LLC ("Black Elk") for $20.0 million with a corresponding obligation of the private hedge fund to repurchase the preferred units for $20.0 million plus other amounts due under the SPP Agreement. The majority owner of Black Elk was the private hedge fund. In August 2014, we received a payment of $20.5 million, the full amount due under the SPP Agreement.

          In August 2017, a trustee (the "Trustee") for Black Elk informed us that the Trustee intended to assert a fraudulent conveyance claim (the "Claim") against us and one of its affiliates seeking the return of the $20.5 million repayment. Black Elk filed a Chapter 11 bankruptcy petition pursuant to the United States Bankruptcy Code in August 2015. The Trustee alleges that individuals affiliated with the private hedge fund conspired with Black Elk and others to improperly use proceeds from the sale of certain Black Elk assets to repay, in August 2014, the private hedge fund's obligation to us under the SPP

Agreement. We were unaware of these claims at the time the repayment was received. The private hedge fund is currently in liquidation under the laws of the Cayman Islands.

          On December 22, 2017, we settled the Trustee's $20.5 million Claim for $16.0 million and filed a claim with the Cayman Islands joint official liquidators of the private hedge fund for $16.0 million that is owed to us under the SPP Agreement. The SPP Agreement was restored and is in effect since repayment has not been made. We continue to exercise our rights under the SPP Agreement and continue to monitor the liquidation process of the private hedge fund. During the six months ended June 30, 2018, we received a $1.5 million payment from our insurance carrier in respect to the settlement. As of June 30, 2018, the SPP Agreement has a cost basis of $14.5 million and a fair value of $12.2 million, which is reflective of the higher inherent risk in this transaction.

Revenue Recognition

          Sales and paydowns of investments:    Realized gains and losses on investments are determined on the specific identification method.

          Interest and dividend income:    Interest income, including amortization of premium and discount using the effective interest method, is recorded on the accrual basis and periodically assessed for collectability. Interest income also includes interest earned from cash on hand. Upon the prepayment of a loan or debt security, any prepayment penalties are recorded as part of interest income. We have loans and certain preferred equity investments in the portfolio that contain a payment-in-kind ("PIK") interest or dividend provision. PIK interest and dividends are accrued and recorded as income at the contractual rates, if deemed collectible. The PIK interest and dividends are added to the principal or share balances on the capitalization dates and generally due at maturity or when redeemed by the issuer. For the three and six months ended June 30, 2018, we recognized PIK and non-cash interest from investments of $1.9 million and $3.6 million, respectively, and PIK and non-cash dividends from investments of $7.0 million and $13.8 million, respectively. For the three and six months ended June 30, 2017, we recognized PIK and non-cash interest from investments of $0.8 million and $1.7 million, respectively, and PIK and non-cash dividends from investments of $4.8 million and $6.3 million, respectively.

          Dividend income on common equity is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded portfolio companies. Dividend income on preferred securities is recorded as dividend income on an accrual basis to the extent that such amounts are deemed collectible.

          Non-accrual income:    Investments are placed on non-accrual status when principal or interest payments are past due for 30 days or more and when there is reasonable doubt that principal or interest will be collected. Accrued cash and un-capitalized PIK interest or dividends are reversed when an investment is placed on non-accrual status. Previously capitalized PIK interest or dividends are not reversed when an investment is placed on non-accrual status. Interest or dividend payments received on non-accrual investments may be recognized as income or applied to principal depending upon management's judgment of the ultimate outcome. Non-accrual investments are restored to accrual status when past due principal and interest is paid and, in management's judgment, are likely to remain current.

          Other income:    Other income represents delayed compensation, consent or amendment fees, revolver fees, structuring fees, upfront fees, management fees from a non-controlled/affiliated investment and other miscellaneous fees received and are typically non-recurring in nature. Delayed compensation is income earned from counterparties on trades that do not settle within a set number of business days after trade date. Other income may also include fees from bridge loans. We may from time to time enter into bridge financing commitments, an obligation to provide interim financing to a counterparty until permanent credit can be obtained. These commitments are short-term in nature and may expire unfunded. A fee is received for providing such commitments. Structuring fees and upfront fees are recognized as income when earned, usually when paid at the closing of the investment, and are non-refundable.

Monitoring of Portfolio Investments

          We monitor the performance and financial trends of our portfolio companies on at least a quarterly basis. We attempt to identify any developments within the portfolio company, the industry or the macroeconomic environment that may alter any material element of our original investment strategy.

          We use an investment rating system to characterize and monitor the credit profile and expected level of returns on each investment in the portfolio. We use a four-level numeric rating scale as follows:

  •
  Investment Rating 1 — Investment is performing materially above expectations;

  •
  Investment Rating 2 — Investment is performing materially in-line with expectations. All new loans are rated 2 at initial purchase;

  •
  Investment Rating 3 — Investment is performing materially below expectations and while significant loss is not expected, the risk of loss has increased since the original investment; and

  •
  Investment Rating 4 — Investment is performing substantially below expectations and risks have increased substantially since the original investment. Payments may be delinquent. There is meaningful possibility that we will not recoup our original cost basis in the investment and may realize a substantial loss upon exit.

          The following table shows the distribution of our investments on the 1 to 4 investment rating scale at fair value as of June 30, 2018:

	June 30, 2018
(in millions) Investment Rating	Cost	Percent	Fair Value	Percent
Investment Rating 1	$133.8	6.5%	$139.5	6.7%
Investment Rating 2	1,896.9	92.1%	1,944.4	92.7%
Investment Rating 3	13.5	0.6%	6.8	0.3%
Investment Rating 4	16.5	0.8%	7.3	0.3%

	$2,060.7	100.0%	$2,098.0	100.0%

          As of June 30, 2018, all investments in our portfolio had an Investment Rating of 1 or 2 with the exception of three portfolio companies. As of June 30, 2018, one portfolio company had an Investment Rating of 3 and three portfolio companies had an Investment Rating of 4, which includes one portfolio company that had a portion of our investment included in Investment Rating 3 and a portion included in Investment Rating 4.

          During the first quarter of 2018, we placed our first lien positions in Education Management II LLC on non-accrual status as the portfolio company announced its intention to wind down and liquidate the business. Our first lien positions and our preferred and commons shares in Education Management Corporation ("EDMC") have an investment rating of 4. As of June 30, 2018, our investments in EDMC with an Investment Rating of 4 had an aggregate cost basis of $1.5 million, an aggregate fair value of less than $0.1 million and total unearned interest income of less than $0.1 million for the three and six months then ended.

          During the second quarter of 2018, we placed a portion of our second lien position in National HME, Inc. on non-accrual status and wrote down the aggregate fair value of our preferred shares in TW-NHME Holdings Corp. (together with our second lien position, "NHME") to $0. As of June 30, 2018, our investment in the second lien position in NHME had an aggregate cost basis of $28.4 million, an aggregate fair value of $13.7 million and total unearned interest income of $0.4 million and $0.4 million, respectively, for the three and six months then ended.

          Our preferred shares and warrants in Ancora Acquisition LLC ("Ancora") have an investment rating of 4. As of June 30, 2018, our investments in Ancora had an aggregate cost basis of $0.1 million and an aggregate fair value of less than$0.1 million.

Portfolio and Investment Activity

          The fair value of our investments was approximately $2,098.0 million in 89 portfolio companies at June 30, 2018 and approximately $1,825.7 million in 84 portfolio companies at December 31, 2017.

          The following table shows our portfolio and investment activity for the six months ended June 30, 2018 and June 30, 2017:

	Six Months Ended
(in millions)	June 30, 2018	June 30, 2017
New investments in 41 and 39 portfolio companies, respectively	$560.5	$607.6
Debt repayments in existing portfolio companies	238.1	281.1
Sales of securities in 6 and 11 portfolio companies, respectively	58.7	49.4
Change in unrealized appreciation on 34 and 53 portfolio companies, respectively	30.0	44.6
Change in unrealized depreciation on 60 and 27 portfolio companies, respectively	(27.1)	(10.5)

Recent Accounting Standards Updates

          In January 2016, the FASB issued Accounting Standards Update No. 2016-01, Financial Instruments — Overall Subtopic 825-10 — Recognition and Measurement of Financial Assets and Financial Liabilities ("ASU 2016-01"). ASU 2016-01 amends certain aspects of recognition, measurement, presentation and disclosure of financial assets and liabilities. ASU 2016-01 is effective for financial statements issued for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years. The new guidance must be applied by means of a cumulative-effect adjustment to the balance sheet as of the beginning of the fiscal year of adoption. The amendments related to equity securities without readily determinable fair values (including disclosure requirements) should be applied prospectively to equity investments that exist as of the date of adoption of ASU 2016-01. The adoption of ASU 2016-01 is not expected to have a material impact on our consolidated financial statements and disclosures.

Results of Operations for the Three Months Ended June 30, 2018 and June 30, 2017

Revenue

	Three Months Ended
(in thousands)	June 30, 2018	June 30, 2017
Interest income	$40,090	$37,639
Total dividend income	12,346	9,670
Other income	2,162	2,710

Total investment income	$54,598	$50,019

          Our total investment income increased by approximately $4.6 million for the three months ended June 30, 2018 as compared to the three months ended June 30, 2017. For the three months ended June 30, 2018, total investment income of $54.6 million consisted of approximately $35.5 million in cash interest from investments, approximately $1.9 million in PIK and non-cash interest from investments, approximately $1.0 million in prepayment fees, net amortization of purchase premiums and discounts of approximately $1.7 million, approximately $5.3 million in cash dividends from investments, $7.0 million in PIK and non-cash dividends from investments and approximately $2.2 million in other income. The 9% increase in total investment income primarily results from increased interest income which is attributable to larger invested balances and rising LIBOR rates. Our larger invested balances were driven by proceeds from our June 2017 and January 2018 unsecured notes issuances to originate new investments. The increase was also attributable to an increase in dividend income of approximately $2.6 million during the three months ended June 30, 2018 as compared to the three months ended June 30, 2017. The increase is primarily due to distributions from our investments in NMNLC and PIK and non-cash dividend income from five equity positions. Other income during the three months ended June 30, 2018, which represents fees that are generally non-recurring in nature, was primarily attributable to upfront, amendment and consent fees received from thirteen different portfolio companies and management fees from a non-controlled affiliated portfolio company.

Operating Expenses

	Three Months Ended
(in thousands)	June 30, 2018	June 30, 2017
Management fee	$9,301	$8,275
Less: management fee waiver	(1,495)	(1,485)

Total management fee	7,806	6,790
Incentive fee	6,430	6,449
Interest and other financing expenses	12,824	9,045
Professional fees	708	722
Administrative expenses	822	662
Other general and administrative expenses	518	402

Total expenses	29,108	24,070
Less: expenses waived and reimbursed	(276)	(4)

Net expenses before income taxes	28,832	24,066
Income tax expense	45	155

Net expenses after income taxes	$28,877	$24,221

          Our total net operating expenses increased by approximately $4.7 million for the three months ended June 30, 2018 as compared to the three months ended June 30, 2017. Our management fee increased by approximately $1.0 million, net of a management fee waivers for the three months ended June 30, 2018 as compared to the three months ended June 30, 2017. The increase in management fees was attributable to larger invested balances, driven by the proceeds from our unsecured notes issuances and our use of leverage from our revolving credit facilities and SBA-guaranteed debentures to originate new investments.

          Interest and other financing expenses increased by approximately $3.8 million during the three months ended June 30, 2018 as compared to the three months ended June 30, 2017, primarily due to our issuances of our unsecured notes, higher drawn balances on our SBA-guaranteed debentures and NMFC Credit Facility (as defined below) and rising LIBOR rates. Our total professional fees, total administrative expenses and total other general and administrative expenses remained relatively flat for the three months ended June 30, 2018 as compared to the three months ended June 30, 2017.

Net Realized Gains (Losses) and Net Change in Unrealized Appreciation (Depreciation)

	Three Months Ended
(in thousands)	June 30, 2018	June 30, 2017
Net realized (losses) gains on investments	$(6,609)	$(26,453)
Net change in unrealized appreciation (depreciation) of investments	5,087	27,852
Net change in unrealized (depreciation) appreciation securities purchased under collateralized agreements to resell	—	(33)
(Provision) benefit for taxes	(1,066)	164

Net realized and unrealized gains (losses)	$(2,588)	$1,530

          Our net realized losses and unrealized gains resulted in a net loss of approximately $2.6 million for the three months ended June 30, 2018 compared to net realized losses and unrealized gains resulting in a net gain of approximately $1.5 million for the same period in 2017. As movement in unrealized appreciation or depreciation can be the result of realizations, we look at net realized and unrealized gains or losses together. The net loss for the three months ended June 30, 2018 was primarily driven by the realized loss on our investment in American Tire Distributors, Inc. ("ATD") which was sold during the quarter ended June 30, 2018 due to ATD's reported loss of its largest supplier. Our realized losses were partially offset by the overall increase in the market prices of our investments during the period. The provision for income taxes was attributable to equity investments that are held as of June 30, 2018 in three of our corporate subsidiaries. The net gain for the three months ended June 30, 2017 was primarily driven by the overall increase in the market prices of our investments during the period. With the completion of the Transtar restructuring in April 2017, $27.6 million of previously recorded unrealized depreciation related to this investment was realized during the three months ended June 30, 2017.

Results of Operations for the Six Months Ended June 30, 2018 and June 30, 2017

Revenue

	Six Months Ended
(in thousands)	June 30, 2018	June 30, 2017
Interest income	$76,829	$71,637
Total dividend income	24,703	16,403
Other income	5,955	5,286

Total investment income	$107,487	$93,326

          Our total investment income increased by approximately $14.2 million for the six months ended June 30, 2018 as compared to the six months ended June 30, 2017. For the six months ended June 30, 2018, total investment income of $107.5 million consisted of approximately $68.3 million in cash interest from investments, approximately $3.6 million in PIK and non-cash interest from investments, approximately $2.3 million in prepayment fees, net amortization of purchase premiums and discounts of approximately $2.6 million, approximately $10.9 million in cash dividends from investments, $13.8 million in PIK and non-cash dividends from investments and approximately $6.0 million in other income. The 15% increase in total investment income primarily results from an increase in dividend income of approximately $8.3 million during the six months ended June 30, 2018 as compared to the six months ended June 30, 2017. The increase is primarily due to distributions from our investments in NMNLC and PIK and non-cash dividend income from five equity positions. Additionally contributing to the increase in total investment income is the increased interest income which is attributable to larger invested balances and rising LIBOR rates. Our larger invested balances were driven by the proceeds from our June 2018 and January 2018 unsecured notes issuances to originate new investments. Other income during the six months ended June 30, 2018, which represents fees that are generally non-recurring in nature, was primarily attributable to upfront, amendment and consent fees received from twenty-four different portfolio companies and management fees from a non-controlled affiliated portfolio company.

Operating Expenses

	Six Months Ended
(in thousands)	June 30, 2018	June 30, 2017
Management fee	$17,993	$15,889
Less: management fee waiver	(2,817)	(2,841)

Total management fee	15,176	13,048
Incentive fee	12,864	11,857
Less: incentive fee waiver	—	(1,800)

Total incentive fee	12,864	10,057
Interest and other financing expenses	24,114	17,421
Professional fees	1,402	1,572
Administrative expenses	1,761	1,370
Other general and administrative expenses	928	868

Total expenses	56,245	44,336
Less: expenses waived and reimbursed	(276)	(474)

Net expenses before income taxes	55,969	43,862
Income tax expense	61	235

Net expenses after income taxes	$56,030	$44,097

          Our total net operating expenses increased by approximately $11.9 million for the six months ended June 30, 2018 as compared to the six months ended June 30, 2017. Our management fee increased by approximately $2.1 million, net of a management fee waiver, for the six months ended June 30, 2018 as compared to the six months ended June 30, 2017. The increase in management fees was attributable to larger invested balances, driven by the proceeds from our April 2017 primary offering of our common stock, our unsecured notes issuances and our use of leverage from our revolving credit facilities and SBA-guaranteed debentures to originate new investments. Our incentive fees increased by approximately $2.8 million, net of an incentive fee waiver, for the six months ended June 30, 2018 as compared to the six months ended June 30, 2017, which was mainly attributable to an incentive fee waiver by the Investment Adviser for the six months ended June 30, 2017 of approximately $1.8 million.

          Interest and other financing expenses increased by approximately $6.7 million during the six months ended June 30, 2018 as compared to the six months ended June 30, 2017, primarily due to our issuances of unsecured notes, higher drawn balances on our SBA-guaranteed debentures and NMFC Credit Facility (as defined below) and rising LIBOR rates. Our total professional fees, total administrative expenses and total other general and administrative expenses remained relatively flat for the six months ended June 30, 2018 as compared to the six months ended June 30, 2017.

Net Realized Gains (Losses) and Net Change in Unrealized Appreciation (Depreciation)

	Six Months Ended
(in thousands)	June 30, 2018	June 30, 2017
Net realized (losses) gains on investments	$(6,403)	$(25,627)
Net change in unrealized appreciation (depreciation) of investments	2,919	34,057
Net change in unrealized (depreciation) appreciation securities purchased under collateralized agreements to resell	(12)	(833)
(Provision) benefit for taxes	(984)	919

Net realized and unrealized gains (losses)	$(4,480)	$8,516

          Our net realized losses and unrealized gains resulted in a net loss of approximately $4.5 million for the six months ended June 30, 2018 compared to net realized losses and unrealized gains resulting in a net gain of approximately $8.5 million for the same period in 2017. As movement in unrealized appreciation or depreciation can be the result of realizations, we look at net realized and unrealized gains or losses together. The net loss for the six months ended June 30, 2018 was primarily driven by the realized loss on our investment in ATD, which was sold during the quarter ended June 30, 2018 due to ATD's reported loss of its largest supplier. The provision for income taxes was attributable to equity investments that are held as of June 30, 2018 in three of our corporate subsidiaries. The net gain for the six months ended June 30, 2017 was primarily driven by the overall increase in the market prices of our investments during the period. With the completion of the Transtar restructuring in April 2017, $27.6 million of previously recorded unrealized depreciation related to this investment was realized during the three months ended June 30, 2017.

Results of Operations for the Years Ended December 31, 2017, December 31, 2016 and December 31, 2015

Revenue

	Year Ended December 31,
(in thousands)	2017	2016	2015
Interest income	$149,800	$147,425	$140,074
Total dividend income	37,250	11,200	5,771
Other income	10,756	9,459	8,010

Total investment income	$197,806	$168,084	$153,855

          Our total investment income increased by approximately $29.7 million for the year ended December 31, 2017 as compared to the year ended December 31, 2016. The 18% increase in total investment income results in part from an increase in interest income of approximately $2.4 million from the year ended December 31, 2016 to the year ended December 31, 2017, which is attributable to larger invested balances and prepayment fees received associated with the early repayments of eleven different portfolio companies held as of December 31, 2016. Our larger invested balances were driven by the proceeds from the April 2017 primary offering of our common stock, our June 2017 unsecured notes issuance, as well as, our use of leverage from our revolving credit facilities and SBA-guaranteed debentures to originate new investments. The increase in dividend income of approximately $26.1 million during the year ended December 31, 2017 as compared to the year ended December 31, 2016 was primarily attributable to distributions from our investments in SLP II and NMNLC and PIK and non-cash dividend income from five equity positions. The increase in other income, which represents fees that are generally non-recurring in nature, of approximately $1.3 million during the year ended December 31, 2017 as compared to the year ended December 31, 2016 was primarily attributable to structuring, upfront, amendment, consent, bridge and commitment fees received from 46 different portfolio companies.

          Our total investment income increased by approximately $14.2 million for the year ended December 31, 2016 as compared to the year ended December 31, 2015. The 9% increase in total investment income primarily results from an increase in interest income of approximately $7.4 million from the year ended December 31, 2015 to the year ended December 31, 2016, which is attributable to larger invested balances and prepayment fees received associated with the early repayments of nine different portfolio companies held as of December 31, 2015. Our larger invested balances were driven by the proceeds from the October 2016 primary offering of our common stock, our May 2016 and September 2016 unsecured notes issuances and our September 2016 convertible notes issuance, as well as, our use of leverage from our revolving credit facilities and SBA-guaranteed debentures to originate new investments. The increase in dividend income of approximately $5.4 million during the year ended December 31, 2016 as compared to the year ended December 31, 2015 was primarily attributable to distributions from our investments in SLP I, SLP II and NMNLC and PIK dividend income from an equity position. The increase in other income, which represents fees that are generally non-recurring in nature, of approximately $1.4 million during the year ended December 31, 2016 as compared to the year ended December 31, 2015 was primarily attributable to structuring, upfront, amendment, consent and commitment fees received from 28 different portfolio companies and management fees from a non-controlled/affiliated portfolio company and a controlled portfolio company.

Operating Expenses

	Year Ended December 31,
(in thousands)	2017	2016	2015
Management fee	$32,694	$27,551	$25,858
Less: management fee waiver	(5,642)	(4,824)	(5,219)

Total management fee	27,052	22,727	20,639
Incentive fee	25,101	22,011	20,591
Less: incentive fee waiver	(1,800)	—	—

Total incentive fee	23,301	22,011	20,591
Interest and other financing expenses	37,094	28,452	23,374
Professional fees	3,658	3,087	3,214
Administrative fees	2,779	2,683	2,450
Other general and administrative expenses	1,636	1,589	1,665

Total expenses	95,520	80,549	71,933

Less: expenses waived and reimbursed	(474)	(725)	(733)

Net expenses before income taxes	95,046	79,824	71,200
Income tax expense	556	152	160

Net expenses after income taxes	$95,602	$79,976	$71,360

          Our total net operating expenses increased by approximately $15.6 million for the year ended December 31, 2017 as compared to the year ended December 31, 2016. Our management fee increased by approximately $4.3 million, net of a management fee waiver, and incentive fees increased by approximately $1.3 million, net of an incentive fee waiver, for the year ended December 31, 2017 as compared to the year ended December 31, 2016. The increase in management fee and incentive fee from the year ended December 31, 2016 to the year ended December 31, 2017 was attributable to larger invested balances, driven by the proceeds from our April 2017 primary offering of our common stock, our unsecured notes issuances and our use of leverage from our revolving credit facilities and

SBA-guaranteed debentures to originate new investments. No capital gains incentive fee was accrued for the year ended December 31, 2017.

          Interest and other financing expenses increased by approximately $8.6 million during the year ended December 31, 2017, primarily due to our issuance of our unsecured notes, higher drawn balances on our SBA-guaranteed debentures and an increase in LIBOR rates. Our total professional fees, total administrative expenses, net of expenses waived and reimbursed, and total other general and administrative expenses remained relatively flat for the year ended December 31, 2017 as compared to the year ended December 31, 2016.

          Our total net operating expenses increased by approximately $8.6 million for the year ended December 31, 2016 as compared to the year ended December 31, 2015. Our management fee increased by approximately $2.1 million, net of a management fee waiver, and incentive fees increased by approximately $1.4 million for the year ended December 31, 2016 as compared to the year ended December 31, 2015. The increase in management fee and incentive fee from the year ended December 31, 2015 to the year ended December 31, 2016 was attributable to larger invested balances, driven by the proceeds from the October 2016 primary offering of our common stock, our May 2016 and September 2016 unsecured notes issuances and our September 2016 convertible notes issuance and our use of leverage from our revolving credit facilities and SBA-guaranteed debentures to originate new investments. No capital gains incentive fee was accrued for the year ended December 31, 2016.

          Interest and other financing expenses increased by approximately $5.1 million during the year ended December 31, 2016, primarily due to our issuance of our unsecured notes and additional issuance of our convertible notes and higher drawn balances on our SBA-guaranteed debentures and NMFC Credit Facility (as defined below). Our total professional fees, total administrative expenses, net of expenses waived and reimbursed, and total other general and administrative expenses remained relatively flat for the year ended December 31, 2016 as compared to the year ended December 31, 2015.

Net Realized Gains (Losses) and Net Change in Unrealized Appreciation (Depreciation)

	Year Ended December 31,
(in thousands)	2017	2016	2015
Net realized losses on investments	$(39,734)	$(16,717)	$(12,789)
Net change in unrealized appreciation (depreciation) of investments	50,794	40,131	(35,272)
Net change in unrealized (depreciation) appreciation of securities purchased under collateralized agreements to resell	(4,006)	(486)	(296)
Benefit (provision) for taxes	140	642	(1,183)

Net realized and unrealized gains (losses)	$7,194	$23,570	$(49,540)

          Our net realized losses and unrealized gains resulted in a net gain of approximately $7.2 million for the year ended December 31, 2017 compared to the net realized losses and unrealized gains resulting in a net gain of approximately $23.6 million for the same period in 2016. As movement in unrealized appreciation or depreciation can be the result of realizations, we look at net realized and unrealized gains or losses together. The net gain for the year ended December 31, 2017 was primarily driven by the overall increase in the market prices of our investments during the period. With the completion of the Transtar and Sierra restructurings in April 2017 and July 2017, respectively, $27.6 million and $14.5 million, respectively, of previously recorded unrealized depreciation related to these investments were realized during the year ended December 31, 2017. The benefit for income taxes was primarily attributable to equity investments that are held in three of our corporate subsidiaries as of December 31, 2017.

          Our net realized losses and unrealized gains resulted in a net gain of approximately $23.6 million for the year ended December 31, 2016 compared to the net realized and unrealized losses resulting in a net loss of approximately $49.5 million for the same period in 2015. As movement in unrealized appreciation or depreciation can be the result of realizations, we look at net realized and unrealized gains or losses together. The net gain for the year ended December 31, 2016 was primarily driven by the overall increase in the market prices of our investments during the period and sales or repayments of investments with fair values in excess of December 31, 2015 valuations, resulting in net realized gains being greater than the reversal of the cumulative net unrealized gains for those investments. The net gain was offset by a $17.9 million realized loss on an investment resulting from the modification of terms on a portfolio company that was accounted for as an extinguishment. The benefit for income taxes was primarily attributable to equity investments that are held in three of our corporate subsidiaries as of December 31, 2016.

          The net loss for the year ended December 31, 2015 was primarily driven by the overall decrease in the market prices of our investments during the period and $29.7 million of realized losses on investments resulting from the modification of terms on three portfolio companies that were accounted for as extinguishments. These losses were partially offset by sales or repayments of investments with fair values in excess of December 31, 2014 valuations, resulting in net realized gains being greater than the reversal of the cumulative net unrealized gains for those investments which included the sale of two portfolio companies resulting in realized gains of approximately $14.2 million. The provision for income taxes was primarily attributable to equity investments that are held in three of our corporate subsidiaries as of December 31, 2015.

Liquidity and Capital Resources

          The primary use of existing funds and any funds raised in the future is expected to be for repayment of indebtedness, investments in portfolio companies, cash distributions to our stockholders or for other general corporate purposes.

          Since our IPO, and through June 30, 2018, we raised approximately $614.6 million in net proceeds from additional offerings of our common stock.

          Our liquidity is generated and generally available through advances from the revolving credit facilities, from cash flows from operations, and, we expect, through periodic follow-on equity offerings. In addition, we may from time to time enter into additional debt facilities, increase the size of existing facilities or issue additional debt securities, including unsecured debt and/or debt securities convertible into common stock. Any such incurrence or issuance would be subject to prevailing market conditions, our liquidity requirements, contractual and regulatory restrictions and other factors. In accordance with the 1940 Act, with certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage, calculated pursuant to the 1940 Act, is at least 150.0% after such borrowing. On March 23, 2018, the Small Business Credit Availability Act (the "SBCA") was signed into law, which included various changes to regulations under the federal securities laws that impact BDCs. The SBCA included changes to the 1940 Act to allow BDCs to decrease their asset coverage requirement to 150.0% from 200.0% under certain circumstances. On April 12, 2018, our board of directors, including a "required majority" (as such term is defined in Section 57(o) of the 1940 Act) approved the application of the modified asset coverage requirements set forth in Section 61(a)(2) of the 1940 Act, as amended by the SBCA and recommended the submission of a proposal for stockholders to approve the application of the 150.0% minimum asset coverage ratio to us at a special meeting of stockholders, which was held on June 8, 2018. The stockholder proposal was approved by the required votes of our stockholders at such special meeting of stockholders, and thus we became subject to the 150.0% minimum asset coverage ratio on June 9, 2018. As a result of our exemptive relief received on November 5, 2014, we are permitted to exclude our SBA-guaranteed debentures from the 150.0% asset coverage ratio that we are required to maintain under the 1940 Act. As of June 30, 2018, our asset coverage ratio was 210.9%.

          At June 30, 2018 and December 31, 2017, we had cash and cash equivalents of approximately $33.9 million and $34.9 million, respectively. Our cash used in operating activities during the six months ended June 30, 2018 and June 30, 2017 was approximately $158.3 million and $211.2 million, respectively. We expect that all current liquidity needs will be met with cash flows from operations and other activities.

Borrowings

          Holdings Credit Facility —  On December 18, 2014, we entered into the Second Amended and Restated Loan and Security Agreement, among us, as the Collateral Manager, NMF Holdings, as the Borrower, Wells Fargo Securities, LLC, as the Administrative Agent and Wells Fargo Bank, National Association, as the Lender and Collateral Custodian, which is structured as a revolving credit facility and matures on December 18, 2019. On October 24, 2017 we entered into the Third Amended and Restated Loan and Security Agreement (the "Holdings Credit Facility"), among us as the Collateral Manager, NMF Holdings as the Borrower and Wells Fargo Bank, National Association as the Administrative Agent and Collateral Custodian, which extended the maturity date to October 24, 2022.

          The maximum amount of revolving borrowings available under the Holdings Credit Facility is $495.0 million. Under the Holdings Credit Facility, NMF Holdings is permitted to borrow up to 25.0%, 45.0% or 70.0% of the purchase price of pledged assets, subject to approval by Wells Fargo Bank, National Association. The Holdings Credit Facility is non-recourse to us and is collateralized by all of the investments of NMF Holdings on an investment by investment basis. All fees associated with the origination or upsizing of the Holdings Credit Facility are capitalized on our Consolidated Statement of Assets and Liabilities and charged against income as other financing expenses over the life of the Holdings Credit Facility. The Holdings Credit Facility contains certain customary affirmative and negative covenants and events of default. In addition, the Holdings Credit Facility requires us to maintain a minimum asset coverage ratio. The covenants are generally not tied to mark to market fluctuations in the prices of NMF Holdings investments, but rather to the performance of the underlying portfolio companies.

          The Holdings Credit Facility bears interest at a rate of LIBOR plus 1.75% per annum for Broadly Syndicated Loans (as defined in the Loan and Security Agreement) and LIBOR plus 2.50% per annum for all other investments. Effective April 1, 2018, the Holdings Credit Facility bears interest at a rate of LIBOR plus 1.75% per annum for Broadly Syndicated Loans (as defined in the Loan and Security Agreement) and LIBOR plus 2.25% per annum for all other investments. The Holdings Credit Facility also charges a non-usage fee, based on the unused facility amount multiplied by the Non-Usage Fee Rate (as defined in the Loan and Security Agreement).

          The following table summarizes the interest expense, non-usage fees and amortization of financing costs incurred on the Holdings Credit Facility for the three and six months ended June 30, 2018 and June 30, 2017.

	Three Months Ended		Six Months Ended
(in millions)	June 30, 2018	June 30, 2017	June 30, 2018	June 30, 2017
Interest expense	$3.6	$2.9	$6.7	$5.6
Non-usage fee	$0.2	$0.2	$0.4	$0.4
Amortization of financing costs	$0.6	$0.4	$1.2	$0.8
Weighted average interest rate	4.1%	3.2%	4.0%	3.2%
Effective interest rate	5.0%	3.9%	5.0%	3.9%
Average debt outstanding	$351.5	$356.3	$337.3	$351.2

          As of June 30, 2018 and December 31, 2017, the outstanding balance on the Holdings Credit Facility was $390.5 million and $312.4 million, respectively, and NMF Holdings was in compliance with the applicable covenants in the Holdings Credit Facility on such dates.

          NMFC Credit Facility —  The Senior Secured Revolving Credit Agreement, as amended (together with the related guarantee and security agreement, the "NMFC Credit Facility"), dated June 4, 2014 , among us, as the Borrower, Goldman Sachs Bank USA, as the Administrative Agent and Collateral Agent, and Goldman Sachs Bank USA, Morgan Stanley Bank, N.A. and Stifel Bank & Trust, as Lenders, is structured as a senior secured revolving credit facility and matures on June 4, 2019. On February 27, 2018, we entered into an amendment to the NMFC Credit Facility which extended the maturity date to June 4, 2022. The NMFC Credit Facility is guaranteed by certain of our domestic subsidiaries and proceeds from the NMFC Credit Facility may be used for general corporate purposes, including the funding of portfolio investments.

          As of June 30, 2018, the maximum amount of revolving borrowings available under the NMFC Credit Facility was $150.0 million. We are permitted to borrow at various advance rates depending on the type of portfolio investment as outlined in the Senior Secured Revolving Credit Agreement. All fees associated with the origination of the NMFC Credit Facility are capitalized on our Consolidated Statement of Assets and Liabilities and charged against income as other financing expenses over the life of the NMFC Credit Facility. The NMFC Credit Facility contains certain customary affirmative and negative covenants and events of default, including certain financial covenants related to asset coverage and liquidity and other maintenance covenants.

          The NMFC Credit Facility generally bears interest at a rate of LIBOR plus 2.50% per annum or the prime rate plus 1.50% per annum, and charges a commitment fee, based on the unused facility amount multiplied by 0.375% per annum (as defined in the Senior Secured Revolving Credit Agreement).

          The following table summarizes the interest expense, non-usage fees and amortization of financing costs incurred on the NMFC Credit Facility for the three and six months ended June 30, 2018 and June 30, 2017.

	Three Months Ended		Six Months Ended
(in millions)	June 30, 2018	June 30, 2017	June 30, 2018	June 30, 2017
Interest expense	$1.5	$0.8	$2.4	$1.1
Non-usage fee	$— (1)	$— (1)	$0.1	$0.1
Amortization of financing costs	$0.1	$0.1	$0.2	$0.2
Weighted average interest rate	4.5%	3.5%	4.4%	3.5%
Effective interest rate	4.9%	4.2%	5.0%	4.5%
Average debt outstanding	$135.8	$87.9	$108.9	$61.4

(1)
For the three months ended June 30, 2018 and June 30, 2017, the total non-usage fee was less than $50 thousand.

          As of June 30, 2018 and December 31, 2017, the outstanding balance on the NMFC Credit Facility was $150.0 million and $122.5 million, respectively, and NMFC was in compliance with the applicable covenants in the NMFC Credit Facility on such dates.

          2014 Convertible Notes —  On June 3, 2014, we closed a private offering of $115.0 million aggregate principal amount of unsecured convertible notes (the "2014 Convertible Notes"), pursuant to an indenture, dated June 3, 2014 (the "2014 Convertible Notes Indenture"). The 2014 Convertible Notes were issued in a private placement only to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"). As of June 3, 2015, the restrictions under Rule 144A under the Securities Act were removed, allowing the 2014 Convertible Notes to be eligible and freely tradable without restrictions for resale pursuant to Rule 144(b)(1) under the Securities Act. On September 30, 2016, we closed a public offering of an additional $40.3 million aggregate principal amount of the 2014 Convertible Notes. These additional 2014 Convertible Notes constitute a further issuance of, rank equally in right of payment with, and form a single series with the $115.0 million aggregate principal amount of 2014 Convertible Notes that we issued on June 3, 2014.

          The 2014 Convertible Notes bear interest at an annual rate of 5.0%, payable semi-annually in arrears on June 15 and December 15 of each year, which commenced on December 15, 2014. The 2014 Convertible Notes will mature on June 15, 2019 unless earlier converted or repurchased at the holder's option.

          The following table summarizes certain key terms related to the convertible features of our 2014 Convertible Notes as of June 30, 2018.

June 30, 2018
Initial conversion premium	12.5%
Initial conversion rate(1)	62.7746
Initial conversion price	$15.93
Conversion premium at June 30, 2018	11.7%
Conversion rate at June 30, 2018(1)(2)	63.2794
Conversion price at June 30, 2018(2)(3)	$15.80
Last conversion price calculation date	June 3, 2018

(1)
Conversion rates denominated in shares of common stock per $1,000 principal amount of the 2014 Convertible Notes converted.

(2)
Represents conversion rate and conversion price, as applicable, taking into account certain de minimis adjustments that will be made on the conversion date.

(3)
The conversion price in effect at June 30, 2018 was calculated on the last anniversary of the issuance and will be calculated again on the next anniversary, unless the exercise price shall have changed by more than 1.0% before the anniversary.

          The conversion rate will be subject to adjustment upon certain events, such as stock splits and combinations, mergers, spin-offs, increases in distributions in excess of $0.34 per share per quarter and certain changes in control. Certain of these adjustments, including adjustments for increases in distributions, are subject to a conversion price floor of $14.05 per share. In no event will the total number of shares of common stock issuable upon conversion exceed 71.1893 per $1,000 principal amount of the 2014 Convertible Notes. We have determined that the embedded conversion option in the 2014 Convertible Notes is not required to be separately accounted for as a derivative under GAAP.

          The 2014 Convertible Notes are unsecured obligations and rank senior in right of payment to our existing and future indebtedness that is expressly subordinated in right of payment to the 2014 Convertible Notes; equal in right of payment to our existing and future unsecured indebtedness (including the Convertible Notes offered hereby) that is not so subordinated; effectively junior in right of payment to any of our secured indebtedness (including existing unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries and financing vehicles. The issuance is considered part of the if-converted method for calculation of diluted earnings per share.

          We may not redeem the 2014 Convertible Notes prior to maturity. No sinking fund is provided for the 2014 Convertible Notes. In addition, if certain corporate events occur, holders of the 2014 Convertible Notes may require us to repurchase for cash all or part of their 2014 Convertible Notes at a repurchase price equal to 100.0% of the principal amount of the 2014 Convertible Notes to be repurchased, plus accrued and unpaid interest through, but excluding, the repurchase date.

          The 2014 Convertible Notes Indenture contains certain covenants, including covenants requiring us to provide financial information to the holders of the 2014 Convertible Note and the Trustee if we cease to be subject to the reporting requirements of the Exchange Act. These covenants are subject to limitations and exceptions that are described in the 2014 Convertible Notes Indenture.

          The following table summarizes the interest expense, amortization of financing costs and amortization of premium incurred on the 2014 Convertible Notes for the three and six months ended June 30, 2018 and June 30, 2017.

	Three Months Ended			Six Months Ended
(in millions)	June 30, 2018	June 30, 2017		June 30, 2018	June 30, 2017
Interest expense	$2.0	$2.0		$3.9	$3.9
Amortization of financing costs	$0.3	$0.3		$0.6	$0.6
Amortization of premium	$(0.1)	$—	(1)	$(0.1)	$(0.1)
Effective interest rate	5.7%	5.7%		5.7%	5.7%
Average debt outstanding	$155.3	$155.3		$155.3	$155.3

(1)
For the three months ended June 30, 2017, the total amortization of premium was less than $50 thousand.

          As of June 30, 2018 and December 31, 2017, the outstanding balance on the 2014 Convertible Notes was $155.3 million and $155.3 million, respectively, and NMFC was in compliance with the terms of the 2014 Convertible Notes Indenture on such dates.

          Unsecured Notes —  On May 6, 2016, we issued $50.0 million in aggregate principal amount of five-year unsecured notes that mature on May 15, 2021 (the "2016 Unsecured Notes"), pursuant to a note purchase agreement, dated May 4, 2016, to an institutional investor in a private placement. On September 30, 2016, we entered into an amended and restated note purchase agreement (the "NPA") and issued an additional $40.0 million in aggregate principal amount of 2016 Unsecured Notes to institutional investors in a private placement. On June 30, 2017, we issued $55.0 million in aggregate principal amount of five-year unsecured notes that mature on July 15, 2022 (the "2017A Unsecured Notes"), pursuant to the NPA and a supplement to the NPA. On January 30, 2018, we issued $90.0 million in aggregate principal amount of five year unsecured notes that mature on January 30, 2023 (the "2018A Unsecured Notes" and together with the 2016 Unsecured Notes and 2017A Unsecured Notes, the "Unsecured Notes") pursuant to the NPA and a second supplement to the NPA. The NPA provides for future issuances of Unsecured Notes in separate series or tranches. The Unsecured Notes are equal in priority with our other unsecured indebtedness, including our Convertible Notes.

          The 2016 Unsecured Notes bear interest at an annual rate of 5.313%, payable semi-annually on May 15 and November 15 of each year, which commenced on November 15, 2016. The 2017A Unsecured Notes bear interest at an annual rate of 4.760%, payable semi-annually on January 15 and July 15 of each year, which commenced on January 15, 2018. The 2018A Unsecured Notes bear interest at an annual rate of 4.87%, payable semi-annually on February 15 and August 15 of each year, which commences on August 15, 2018. These interest rates are subject to increase in the event that: (i) subject to certain exceptions, the Unsecured Notes or we cease to have an investment grade rating or (ii) the aggregate amount of our unsecured debt falls below $150.0 million. In each such event, we have the option to offer to prepay the Unsecured Notes at par, in which case holders of the Unsecured Notes who accept the offer would not receive the increased interest rate. In addition, we are obligated to offer to prepay the Unsecured Notes at par if the Investment Adviser, or an affiliate thereof, ceases to be our investment adviser or if certain change in control events occur with respect to the Investment Adviser.

          The NPA contains customary terms and conditions for unsecured notes issued in a private placement, including, without limitation, an option to offer to prepay all or a portion of the Unsecured Notes at par (plus a make-whole amount, if applicable), affirmative and negative covenants such as information reporting, maintenance of our status as a BDC under the 1940 Act and a RIC under the Code, minimum stockholders' equity, minimum asset coverage ratio, and prohibitions on certain fundamental changes at

NMFC or any subsidiary guarantor, as well as customary events of default with customary cure and notice, including, without limitation, nonpayment, misrepresentation in a material respect, breach of covenant, cross-default under other indebtedness of NMFC or certain significant subsidiaries, certain judgments and orders, and certain events of bankruptcy.

          The following table summarizes the interest expense and amortization of financing costs incurred on the Unsecured Notes for the three and six months ended June 30, 2018 and June 30, 2017.

	Three Months Ended		Six Months Ended
(in millions)	June 30, 2018	June 30, 2017	June 30, 2018	June 30, 2017
Interest expense	$2.9	$1.2	$5.5	$2.4
Amortization of financing costs	$0.1	$0.1	$0.3	$0.2
Weighted average interest rate	5.0%	5.3%	5.1%	5.3%
Effective interest rate	5.3%	5.8%	5.4%	5.8%
Average debt outstanding	$235.0	$90.6	$220.6	$90.3

          As of June 30, 2018 and December 31, 2017, the outstanding balance on the Unsecured Notes was $235.0 million and $145.0 million, respectively, and we were in compliance with the terms of the NPA.

          SBA-guaranteed debentures —  On August 1, 2014 and August 25, 2017, respectively, SBIC I and SBIC II received SBIC licenses from the SBA to operate as SBICs.

          The SBIC license allows SBICs to obtain leverage by issuing SBA-guaranteed debentures, subject to the issuance of a capital commitment by the SBA and other customary procedures. SBA-guaranteed debentures are non-recourse to us, interest only debentures with interest payable semi-annually and have a ten year maturity. The principal amount of SBA-guaranteed debentures is not required to be paid prior to maturity but may be prepaid at any time without penalty. The interest rate of SBA-guaranteed debentures is fixed on a semi-annual basis at a market-driven spread over U.S. Treasury Notes with ten year maturities. The SBA, as a creditor, will have a superior claim to the assets of SBIC I and SBIC II over our stockholders in the event SBIC I and SBIC II are liquidated or the SBA exercises remedies upon an event of default.

          The maximum amount of borrowings available under current SBA regulations for a single licensee is $150.0 million as long as the licensee has at least $75.0 million in regulatory capital, receives a capital commitment from the SBA and has been through an examination by the SBA subsequent to licensing. In June 2018, the U.S. Senate passed the Small Business Investment Opportunity Act, which the President signed into law, that amended the 1958 Act by increasing the individual leverage limit from $150.0 million to $175.0 million, subject to SBA approvals.

          As of June 30, 2018 and December 31, 2017, SBIC I had regulatory capital of $75.0 million and $75.0 million, respectively, and SBA-guaranteed debentures outstanding of $150.0 million and $150.0 million, respectively. As of June 30, 2018 and December 31, 2017, SBIC II had regulatory capital of $42.5 million and $2.5 million, respectively, and $13.0 million and $0, respectively, of SBA-guaranteed debentures outstanding. The SBA-guaranteed debentures incur upfront fees of 3.425%, which consists of a 1.00% commitment fee and a 2.425% issuance discount, which are amortized over the life of the

SBA-guaranteed debentures. The following table summarizes our SBA-guaranteed debentures as of June 30, 2018.

(in millions) Issuance Date	Maturity Date	Debenture Amount	Interest Rate	SBA Annual Charge
Fixed SBA-guaranteed debentures:
March 25, 2015	March 1, 2025	$37.5	2.517%	0.355%
September 23, 2015	September 1, 2025	37.5	2.829%	0.355%
September 23, 2015	September 1, 2025	28.8	2.829%	0.742%
March 23, 2016	March 1, 2026	13.9	2.507%	0.742%
September 21, 2016	September 1, 2026	4.0	2.051%	0.742%
September 20, 2017	September 1, 2027	13.0	2.518%	0.742%
March 21, 2018	March 1, 2028	15.3	3.187%	0.742%
Interim SBA-guaranteed debentures:
	September 1, 2028(1)	13.0	2.644%	0.222%

Total SBA-guaranteed debentures		$163.0

(1)
Estimated maturity date as interim SBA-guaranteed debentures are expected to pool in September 2018.

          Prior to pooling, the SBA-guaranteed debentures bear interest at an interim floating rate of LIBOR plus 0.30%. Once pooled, which occurs in March and September each year, the SBA-guaranteed debentures bear interest at a fixed rate that is set to the current 10-year treasury rate plus a spread at each pooling date.

          The following table summarizes the interest expense and amortization of financing costs incurred on the SBA-guaranteed debentures for the three and six months ended June 30, 2018 and June 30, 2017.

	Three Months Ended		Six Months Ended
(in millions)	June 30, 2018	June 30, 2017	June 30, 2018	June 30, 2017
Interest expense	$1.2	$0.9	$2.4	$1.9
Amortization of financing costs	$0.2	$0.1	$0.3	$0.2
Weighted average interest rate	3.2%	3.2%	3.2%	3.2%
Effective interest rate	3.6%	3.5%	3.5%	3.5%
Average debt outstanding	$154.3	$124.3	$152.2	$123.0

          The SBIC program is designed to stimulate the flow of private investor capital into eligible smaller businesses, as defined by the SBA. Under SBA regulations, SBICs are subject to regulatory requirements, including making investments in SBA-eligible businesses, investing at least 25.0% of its investment capital in eligible small businesses, as defined under the 1958 Act, placing certain limitations on the financing terms of investments, regulating the types of financing, prohibiting investments in small businesses with certain characteristics or in certain industries and requiring capitalization thresholds that limit distributions to us. SBICs are subject to an annual periodic examination by an SBA examiner to determine the SBIC's compliance with the relevant SBA regulations and an annual financial audit of its financial statements that are prepared on a basis of accounting other than GAAP (such as ASC 820) by an independent auditor. As of June 30, 2018 and December 31, 2017, SBIC I and SBIC II were in compliance with SBA regulatory requirements.

Off-Balance Sheet Arrangements

          We may become a party to financial instruments with off-balance sheet risk in the normal course of business to meet the financial needs of our portfolio companies. These instruments may include commitments to extend credit and involve, to varying degrees, elements of liquidity and credit risk in excess of the amount recognized in the balance sheet. As of June 30, 2018 and December 31, 2017, we had outstanding commitments to third parties to fund investments totaling $115.5 million and $77.4 million, respectively, under various undrawn revolving credit facilities, delayed draw commitments or other future funding commitments.

          We may from time to time enter into financing commitment letters or bridge financing commitments, which could require funding in the future. As of June 30, 2018 and December 31, 2017, we had commitment letters to purchase investments in an aggregate par amount of $20.1 million and $13.9 million, respectively. As of June 30, 2018 and December 31, 2017, we had not entered into any bridge financing commitments which could require funding in the future.

          As of June 30, 2018 and December 31, 2017, we owed $9.0 million and $12.0 million, respectively, related to a settlement agreement with a trustee of Black Elk Energy Offshore Operations, LLC. We began to make semi-annual payments of $3.0 million in June 2018, with the final payment due in December 2019.

          As of June 30, 2018, we had unfunded commitments related to an equity investment in SLP III of $37.2 million, which may be funded at our discretion.

Contractual Obligations

          A summary of our significant contractual payment obligations as of June 30, 2018 is as follows:

	Contractual Obligations Payments Due by Period
(in millions)	Total	Less than 1 Year	1 - 3 Years	3 - 5 Years	More than 5 Years
Holdings Credit Facility(1)	$390.5	$—	$—	$390.5	$—
Unsecured Notes(2)	235.0	—	90.0	145.0	—
SBA-guaranteed debentures(3)	163.0	—	—	—	163.0
2014 Convertible Notes(4)	155.3	155.3	—	—	—
NMFC Credit Facility(5)	150.0	—	—	150.0	—

Total Contractual Obligations	$1,093.8	$155.3	$90.0	$685.5	$163.0

(1)
Under the terms of the $495.0 million Holdings Credit Facility, all outstanding borrowings under that facility ($390.5 million as of June 30, 2018) must be repaid on or before October 24, 2022. As of June 30, 2018, there was approximately $104.5 million of possible capacity remaining under the Holdings Credit Facility.

(2)
$90.0 million 2016 Unsecured Notes will mature on May 15, 2021 unless earlier repurchased, $55.0 million of 2017A Unsecured Notes will mature on July 15, 2022 unless earlier repurchased and the $90.0 million in 2018A Unsecured Notes will mature on January 30, 2023 unless earlier repurchased. The Unsecured Notes excludes our July 5, 2018 issuance of the 2018B Unsecured Notes as the issuance occurred after June 30, 2018.

(3)
Our SBA-guaranteed debentures will begin to mature on March 1, 2025.

(4)
The $155.3 million 2014 Convertible Notes will mature on June 15, 2019 unless earlier converted or repurchased at the holder's option.

(5)
Under the terms of the $150.0 million NMFC Credit Facility, all outstanding borrowings under that facility ($150.0 million as of June 30, 2018) must be repaid on or before June 4, 2022. As of June 30, 2018, there was no capacity remaining under the NMFC Credit Facility.

          We have entered into the Investment Management Agreement with the Investment Adviser in accordance with the 1940 Act. Under the Investment Management Agreement, the Investment Adviser has agreed to provide us with investment advisory and management services. We have agreed to pay for these services (1) a management fee and (2) an incentive fee based on our performance.

          We have also entered into the Administration Agreement with the Administrator. Under the Administration Agreement, the Administrator has agreed to arrange office space for us and provide office equipment and clerical, bookkeeping and record keeping services and other administrative services necessary to conduct our respective day-to-day operations. The Administrator has also agreed to maintain, or oversee the maintenance of, our financial records, our reports to stockholders and reports filed with the SEC.

          If any of the contractual obligations discussed above are terminated, our costs under any new agreements that are entered into may increase. In addition, we would likely incur significant time and expense in locating alternative parties to provide the services we expect to receive under the Investment Management Agreement and the Administration Agreement.

Distributions and Dividends

          Distributions declared and paid to stockholders for the six months ended June 30, 2018 totaled approximately $51.6 million.

          The following table reflects cash distributions, including dividends and returns of capital, if any, per share that have been declared by our board of directors for the two most recent fiscal years and the current fiscal year to date:

Fiscal Year Ended	Date Declared	Record Date	Payment Date	Per Share Amount(1)
December 31, 2018
Second Quarter	May 2, 2018	June 15, 2018	June 29, 2018	$0.34
First Quarter	February 21, 2018	March 15, 2018	March 29, 2018	0.34

				$0.68

December 31, 2017
Fourth Quarter	November 2, 2017	December 15, 2017	December 28, 2017	$0.34
Third Quarter	August 4, 2017	September 15, 2017	September 29, 2017	0.34
Second Quarter	May 4, 2017	June 16, 2017	June 30, 2017	0.34
First Quarter	February 23, 2017	March 17, 2017	March 31, 2017	0.34

				$1.36

December 31, 2016
Fourth Quarter	November 4, 2016	December 15, 2016	December 29, 2016	$0.34
Third Quarter	August 2, 2016	September 16, 2016	September 30, 2016	0.34
Second Quarter	May 3, 2016	June 16, 2016	June 30, 2016	0.34
First Quarter	February 22, 2016	March 17, 2016	March 31, 2016	0.34

				$1.36

(1)
Tax characteristics of all distributions paid are reported to stockholders on Form 1099 after the end of the calendar year. For the years ended December 31, 2017 and December 31, 2016, total distributions were $100.9 million and $88.8 million, respectively, of which the distributions were comprised of approximately 71.50% and 89.46%, respectively, of ordinary income, 0.00% and 0.00%, respectively, of long-term capital gains and approximately 28.50% and 10.54%, respectively, of a return of capital. Future quarterly distributions, if any, will be determined by our board of directors.

          We intend to pay quarterly distributions to our stockholders in amounts sufficient to maintain our status as a RIC. We intend to distribute approximately all of our net investment income on a quarterly basis and substantially all of our taxable income on an annual basis, except that we may retain certain net capital gains for reinvestment.

          We maintain an "opt out" dividend reinvestment plan on behalf of our common stockholders, pursuant to which each of our stockholders' cash distributions will be automatically reinvested in additional shares of common stock, unless the stockholder elects to receive cash.

Related Parties

          We have entered into a number of business relationships with affiliated or related parties, including the following:

  •
  We have entered into the Investment Management Agreement with the Investment Adviser, a wholly-owned subsidiary of New Mountain Capital. Therefore, New Mountain Capital is entitled to any profits earned by the Investment Adviser, which includes any fees payable to the Investment Adviser under the terms of the Investment Management Agreement, less expenses incurred by the Investment Adviser in performing its services under the Investment Management Agreement.

  •
  We have entered into the Administration Agreement with the Administrator, a wholly-owned subsidiary of New Mountain Capital. The Administrator arranges our office space and provides office equipment and administrative services necessary to conduct our respective day-to-day operations pursuant to the Administration Agreement. We reimburse the Administrator for the allocable portion of overhead and other expenses incurred by it in performing its obligations to us under the Administration Agreement, which includes the fees and expenses associated with performing administrative, finance, and compliance functions, and the compensation of our chief financial officer and chief compliance officer and their respective staffs. Pursuant to the Administration Agreement and further restricted by us, the Administrator may, in its own discretion, submit to us for reimbursement some or all of the expenses that the Administrator has incurred on our behalf during any quarterly period. As a result, the amount of expenses for which we will have to reimburse the Administrator may fluctuate in future quarterly periods and there can be no assurance given as to when, or if, the Administrator may determine to limit the expenses that the Administrator submits to us for reimbursement in the future. However, it is expected that the Administrator will continue to support part of our expense burden in the near future and may decide to not calculate and charge through certain overhead related amounts as well as continue to cover some of the indirect costs. The Administrator cannot recoup any expenses that the Administrator has previously waived. For the three and six months ended June 30, 2018 approximately $0.5 million and $1.2 million, respectively, of indirect administrative expenses were included in administrative expenses, of which approximately $0.3 million and $0.3 million, respectively, of indirect administrative expenses were waived by the Administrator. As of June 30, 2018, $1.3 million of indirect administrative expenses were included in payable to affiliates.

  •
  We, the Investment Adviser and the Administrator have entered into a royalty-free Trademark License Agreement, as amended, with New Mountain Capital, pursuant to which New Mountain Capital has agreed to grant us, the Investment Adviser and the Administrator a non-exclusive, royalty-free license to use the name "New Mountain" and "New Mountain Finance".

          In addition, we have adopted a formal code of ethics that governs the conduct of our officers and directors. These officers and directors also remain subject to the duties imposed by the 1940 Act, the Delaware General Corporation Law and the Delaware Limited Liability Company Act.

          The Investment Adviser and its affiliates may also manage other funds in the future that may have investment mandates that are similar, in whole or in part, to our investment mandates. The Investment Adviser and its affiliates may determine that an investment is appropriate for us and for one or more of those other funds. In such event, depending on the availability of such investment and other appropriate factors, the Investment Adviser or its affiliates may determine that we should invest side-by-side with one or more other funds. Any such investments will be made only to the extent permitted by applicable law and interpretive positions of the SEC and its staff, and consistent with the Investment Adviser's allocation procedures. On December 18, 2017, the SEC issued an exemptive order (the "Exemptive Order"), which superseded a prior order issued on June 5, 2017, which permits us to co-invest in portfolio companies with certain funds or entities managed by the Investment Adviser or its affiliates in certain negotiated transactions where co-investing would otherwise be prohibited under the 1940 Act, subject to the conditions of the Exemptive Order. Pursuant to the Exemptive Order, we are permitted to co-invest with our affiliates if a "required majority" (as defined in Section 57(o) of the 1940 Act) of our independent directors make certain conclusions in connection with a co-investment transaction, including, but not limited to, that (1) the terms of the potential co-investment transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching in respect of us or our stockholders on the part of any person concerned, and (2) the potential co-investment transaction is consistent with the interests of our stockholders and is consistent with our then-current investment objective and strategies.

SENIOR SECURITIES

          Information about our senior securities as of June 30, 2018, December 31, 2017, December 31, 2016, December 31, 2015 and December 31, 2014 and information about NMF Holdings' senior securities as of December 31, 2013, 2012, 2011, 2010 and 2009 are shown in the following table. The report of Deloitte & Touche LLP, an independent registered public accounting firm, on the senior securities table as of December 31, 2017, 2016, 2015, 2014, 2013, 2012, 2011, 2010 and 2009 is attached, or incorporated by reference, as an exhibit to the registration statement of which this prospectus supplement and accompanying prospectus are a part.

Class and Year(1)	Total Amount Outstanding Exclusive of Treasury Securities(2) (in millions)	Asset Coverage Per Unit(3)	Involuntary Liquidating Preference Per Unit(4)	Average Market Value Per Unit(5)
June 30, 2018 (unaudited)
Holdings Credit Facility	$390.5	$2,109	$—	N/A
2014 Convertible Notes	155.3	2,109	—	N/A
Unsecured Notes(7)	235.0	2,109	—	N/A
NMFC Credit Facility	150.0	2,109	—	N/A
December 31, 2017
Holdings Credit Facility	312.4	2,408	—	N/A
2014 Convertible Notes	155.3	2,408	—	N/A
Unsecured Notes	145.0	2,408	—	N/A
NMFC Credit Facility	122.5	2,408	—	N/A
December 31, 2016
Holdings Credit Facility	333.5	2,593	—	N/A
2014 Convertible Notes	155.3	2,593	—	N/A
Unsecured Notes	90.0	2,593	—	N/A
NMFC Credit Facility	10.0	2,593	—	N/A
December 31, 2015
Holdings Credit Facility	419.3	2,341	—	N/A
2014 Convertible Notes	115.0	2,341	—	N/A
NMFC Credit Facility	90.0	2,341	—	N/A
December 31, 2014
Holdings Credit Facility	468.1	2,267	—	N/A
2014 Convertible Notes	115.0	2,267	—	N/A
NMFC Credit Facility	50.0	2,267	—	N/A
December 31, 2013
Holdings Credit Facility	221.8	2,577	—	N/A
SLF Credit Facility	214.7	2,577	—	N/A
December 31, 2012
Holdings Credit Facility	206.9	2,353	—	N/A
SLF Credit Facility	214.3	2,353	—	N/A
December 31, 2011
Holdings Credit Facility	129.0	2,426	—	N/A
SLF Credit Facility	165.9	2,426	—	N/A
December 31, 2010(6)
Holdings Credit Facility	59.7	3,074	—	N/A
SLF Credit Facility	56.9	3,074	—	N/A
December 31, 2009(6)
Holdings Credit Facility	77.7	4,080	—	N/A

(1)
We have excluded our SBA-guaranteed debentures from this table as a result of the SEC exemptive relief that permits us to exclude such debentures from the definition of senior securities in the 150.0% asset coverage ratio we are required to maintain under the 1940 Act. At June 30, 2018, December 31,

  2017, December 31, 2016, December 31, 2015 and December 31, 2014, we had $163.0 million, $150.0 million, $121.7 million, 117.7 million and $37.5 million, respectively, in SBA-guaranteed debentures outstanding. At December 31, 2013, 2012, 2011, 2010 and 2009, we had no outstanding SBA-guaranteed debentures. Total asset coverage per unit including the SBA-guaranteed debentures as of June 30, 2018, December 31, 2017, December 31, 2016, December 31, 2015 and December 31, 2014 is $1,944, $2,169, $2,320, $2,128 and $2,196, respectively, and unchanged for the prior years.

(2)
Total amount of each class of senior securities outstanding at the end of the period presented.

(3)
Asset coverage per unit is the ratio of the carrying value of our total assets, less all liabilities excluding indebtedness represented by senior securities in this table, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness and is calculated on a consolidated basis.

(4)
The amount to which such class of senior security would be entitled upon the voluntary liquidation of the issuer in preference to any security junior to it. The " — " in this column indicates that the SEC expressly does not require this information to be disclosed for certain types of senior securities.

(5)
Not applicable because the senior securities are not registered for public trading.

(6)
Prior to NMFC's IPO on May 19, 2011, these credit facilities existed at the Predecessor Entities.

(7)
The Unsecured Notes does not include the issuance of $50.0 million in aggregate principal amount of 5.36% Series 2018B Notes due June 28, 2023 issued on July 5, 2018 to an institutional investor in a private placement.

 RATIOS OF EARNINGS TO FIXED CHARGES

          Our ratios of earnings to fixed charges for the six months ended June 30, 2018 and years ended December 31, 2017, 2016, 2015 and 2014, and the Predecessor Operating Company's ratios of earnings to fixed charges for the year ended December 31, 2013, computed as set forth below, were as follows:

	For the Six Months Ended June 30, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Earnings to Fixed Charges(1)	2.95	3.96	4.93	2.42	3.55	7.33

(1)
Earnings include net realized and unrealized gains or losses. Net realized and unrealized gains or losses can vary substantially from period to period.

          For purposes of computing the ratios of earnings to fixed charges, earnings represent net increase in net assets resulting from operations plus (or minus) income tax expense (benefit) including excise tax expense plus fixed charges. Fixed charges include interest and credit facility fees expense and amortization of debt issuance costs.

DESCRIPTION OF THE NOTES

          The Convertible Notes will be issued under an indenture to be dated as of the date of initial issuance of the Convertible Notes (the "base indenture"), to be entered into between New Mountain Finance Corporation, as issuer, and U.S. Bank National Association, as Trustee, as supplemented by a supplemental indenture, to be dated as of the date of the initial issuance of the Convertible Notes (the "supplemental indenture" and, together with the base indenture, the "indenture"). The terms of the Convertible Notes include those provided in the indenture and those made part of the indenture by reference to the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act").

          The following description is only a summary of the material provisions of the Convertible Notes and the indenture. We urge you to read the indenture in its entirety because it, and not this description, defines your rights as a holder of the Convertible Notes. You may request copies of these documents as set forth under the captions "Available Information" in this prospectus supplement and the accompanying prospectus.

          When we refer to "NMFC", the "Company", "we", "our" or "us" in this section, we refer only to New Mountain Finance Corporation and not its subsidiaries. In addition, all references to interest in this prospectus supplement include additional interest, if any, payable at our election as the sole remedy relating to the failure to comply with our reporting obligations pursuant to the provisions set forth below under the heading "— Events of Default; Notice and Waiver".

Brief Description of the Convertible Notes

          The Convertible Notes will:

  •
  initially be limited to $100.0 million aggregate principal amount ($115.0 million if the overallotment option is exercised in full by the underwriters);

  •
  bear interest at a rate of 5.75% per year, payable semi-annually in arrears, on February 15 and August 15 of each year, commencing on February 15, 2019;

  •
  be our general unsecured obligations, ranking equally with all of our other unsecured indebtedness, including the 2014 Convertible Notes and the Unsecured Notes, and senior in right of payment to any of our existing and future subordinated indebtedness, effectively subordinated in right of payment to our existing and future secured indebtedness, including indebtedness under the NMFC Credit Facility, and structurally subordinated to all existing and future debt of our subsidiaries, including indebtedness under the Holdings Credit Facility;

  •
  be convertible by you at any time on or prior to 5:00 p.m., New York City time, on the business day immediately preceding the maturity date, into shares of our common stock (together with cash in lieu of fractional shares) initially at a conversion rate of 65.8762 shares of our common stock per $1,000 principal amount of Convertible Notes (subject to adjustment as set forth in this prospectus supplement), which represents an initial conversion price of approximately $15.18 per share. In the event of a non-stock change of control, we will, in certain circumstances, increase the conversion rate as described herein;

  •
  will be subject to redemption at our option, in whole or from time to time in part, on or after May 15, 2023 at a redemption price equal to the sum of (i) 100.0% of the principal amount of the Convertible Notes to be redeemed, (ii) accrued and unpaid interest (including additional interest, if any) to, but not including, the redemption date and (iii) the make-whole premium;

  •
  be subject to repurchase by us at your option if a fundamental change occurs, at a cash repurchase price equal to 100.0% of the principal amount of the Convertible Notes, plus accrued and unpaid interest (including additional interest, if any) to, but not including, the repurchase date; and

  •
  be due on August 15, 2023, unless earlier converted, redeemed by us or repurchased by us at your option upon the occurrence of a fundamental change.

          Except as set forth under "— Certain Covenants", neither we nor any of our subsidiaries will be subject to any financial covenants under the indenture. In addition, neither we nor any of our subsidiaries will be restricted under the indenture from paying dividends, incurring debt (except as set forth under "— Certain Covenants — Debt to Equity Ratio") or issuing or repurchasing our securities but the indenture contains a covenant regarding our asset coverage that would have to be satisfied at the time of our incurrence of additional indebtedness. See "— Investment Company Act — Section 18(a)(1)(A) as Modified by Section 61(a)" in this prospectus supplement. In addition, we must maintain a Secured Debt Ratio (as defined below) of not greater than 0.70 to 1.00 at all times. See "— Certain Covenants — Maximum Secured Debt" in this prospectus supplement. You are not afforded protection under the indenture in the event of a highly leveraged transaction or a change in control of us, except to the extent described below under "— Adjustment to Conversion Rate Upon a Non-Stock Change of Control", "— Fundamental Change Put" and "— Consolidation, Merger and Sale of Assets by the Company".

          No sinking fund is provided for the Convertible Notes and the Convertible Notes will not be subject to defeasance.

          The Convertible Notes initially will be issued in book-entry form only in denominations of $1,000 principal amount and integral multiples thereof. Beneficial interests in the Convertible Notes will be shown on, and transfers of beneficial interests in the Convertible Notes will be effected only through, records maintained by The Depository Trust Company, or DTC, or its nominee, and any such interests may not be exchanged for certificated notes except in limited circumstances. For information regarding conversion, registration of transfer and exchange of global notes held in DTC, see "— Form, Denomination and Registration — Global Notes Book-Entry Form".

          If certificated notes are issued, you may present them for conversion, registration of transfer and exchange, without service charge, at the corporate trust office of the applicable trustee, which will initially be the office or agency of the Trustee in New York City and/or the corporate trust office of the applicable trustee as may be specified in the indenture or in a notice to holders against surrender of the Convertible Notes.

          We do not intend to list the Convertible Notes on any securities exchange or any automated dealer quotation system.

Additional Notes

          We may, without the consent of the holders of the Convertible Notes, increase the principal amount of the Convertible Notes by issuing additional notes in the future on the same terms and conditions as the Convertible Notes, except for any differences in the issue price and interest accrued prior to the issue date of the additional notes; provided that if any such additional notes are not fungible with the Convertible Notes initially offered hereby for U.S. federal income tax purposes, those additional notes will have a separate CUSIP number. The Convertible Notes offered hereby and any additional notes would rank equally and ratably and would be treated as a single class for all purposes under the indenture. No such additional notes may be issued if any event of default has occurred with respect to the Convertible Notes.

Payment at Maturity

          On the maturity date, each holder will be entitled to receive on such date $1,000 in cash for each $1,000 in principal amount of Convertible Notes, together with accrued and unpaid interest (including additional interest, if any) to, but not including, the maturity date. With respect to global notes, principal and interest (including additional interest, if any) will be paid to DTC in immediately available funds. With respect to any certificated notes, principal and interest (including additional interest, if any) will be payable at the corporate trust office of the applicable trustee, which will initially be the office or agency of the Trustee in New York City and/or the corporate trust office of the applicable trustee as may be specified in the indenture or in a notice to holders against surrender of the Convertible Notes.

Interest

          The Convertible Notes will bear interest at a rate of 5.75% per year. Interest will accrue from the date of original issuance of the Convertible Notes or the most recent date to which interest has been paid or duly provided for. We will pay interest on the Convertible Notes (including additional interest, if any) semi-annually, in arrears on February 15 and August 15 of each year, commencing on February 15, 2019, to holders of record at 5:00 p.m., New York City time, on the preceding February 1 and August 1, respectively. However, there are two exceptions to the preceding sentence:

  •
  holders will be entitled to a cash payment representing accrued and unpaid interest to, but not including, the conversion date on any Convertible Notes unless the Convertible Notes are converted after a record date for an interest payment but prior to the corresponding interest payment date, as described under "— Conversion Rights;" and

  •
  on the maturity date, we will pay accrued and unpaid interest to the person to whom we pay the principal amount.

          We will pay interest on:

  •
  global notes to DTC in immediately available funds;

  •
  any certificated notes having a principal amount of less than $2,000,000 by check mailed to the holders of those Convertible Notes; provided, however, at maturity, interest will be payable as described under "— Payment at Maturity;" and

  •
  any certificated notes having a principal amount of $2,000,000 or more, by wire transfer in immediately available funds at the election of the holders of these Convertible Notes duly delivered to the Trustee at least five business days prior to the relevant interest payment date; provided, however, at maturity, interest will be payable as described under "— Payment at Maturity".

          Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months. If a payment date is not a business day, payment will be made on the next succeeding business day, and no additional interest will accrue thereon. The term "business day" means any day other than a Saturday, a Sunday or a day on which the Federal Reserve Bank of New York or the Trustee is authorized or required by law or executive order to close or be closed.

Ranking

          The Convertible Notes will be our general unsecured obligations that rank senior in right of payment to all of our future indebtedness that is expressly subordinated in right of payment to the Convertible Notes. The Convertible Notes will rank equally in right of payment with all of our existing and future liabilities that are not so subordinated, including the 2014 Convertible Notes and the Unsecured Notes. The Convertible Notes will effectively rank junior to any of our and our subsidiaries' secured indebtedness (including unsecured indebtedness that later becomes secured indebtedness) to the extent of the value of the assets securing such indebtedness (including indebtedness under the NMFC Credit Facility). The Convertible Notes will rank structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries and financing vehicles (including indebtedness under the Holdings Credit Facility). In the event of our bankruptcy, liquidation, reorganization or other winding up, our assets that secure secured debt will be available to pay obligations on the Convertible Notes only after all indebtedness under such secured debt has been repaid in full from such assets. We advise you that there may not be sufficient assets remaining to pay amounts due on any or all the Convertible Notes then outstanding.

          As of August 13, 2018, we had $1,095.3 million of indebtedness outstanding, $655.0 million of which was secured indebtedness and $440.3 million of which was unsecured indebtedness. After giving effect to the issuance of the Convertible Notes (assuming no exercise of the underwriters' overallotment option), and the use of the proceeds therefrom, our total consolidated indebtedness as of August 13, 2018 would have been $1,096.1 million principal amount.

Redemption During Final Three Month Term of the Convertible Notes

          We may not redeem the Convertible Notes prior to May 15, 2023. On or after May 15, 2023, we may redeem the Convertible Notes for cash, in whole or from time to time in part, at our option at a redemption price equal to the sum of (i) 100% of the principal amount of the Convertible Notes to be redeemed, (ii) accrued and unpaid interest thereon to, but excluding, the redemption date and (iii) an amount equal to the present value of the interest that would accrue on such Convertible Notes from, and including, the redemption date until the maturity date, with such present value computed by us using a discount rate equal to the yield to maturity of United States Treasury securities with three months of remaining maturity (as determined in a commercially reasonable manner by us prior to providing the applicable notice of redemption) plus 50 basis points (such present value, the "make-whole premium"); provided, however, that if the redemption date falls after a record date and on or prior to the interest payment date to which such record date relates, we will instead pay the full amount of accrued and unpaid interest to the holder of record on such record date and the redemption price will be equal to 100% of the principal amount of the Convertible Notes to be redeemed. In the case of any such redemption, we will provide not less than 15 nor more than 30 calendar days' notice before the redemption date to each holder of the Convertible Notes. The redemption date must be a business day. If we call the Convertible Notes for redemption, a holder of the Convertible Notes may convert all or any portion of its Convertible Notes called for redemption only until the 5:00 p.m., New York City time, on the business day immediately preceding the redemption date and, if the conversion date falls prior to the regular record date immediately preceding the maturity date, such holder shall receive, in addition to any consideration due upon conversion and any accrued and unpaid interest to, but excluding the conversion date, the make-whole premium.

          If we decide to redeem fewer than all of the outstanding Convertible Notes, the Convertible Notes shall be selected to be redeemed (in principal amounts of $1,000 or multiples thereof) in accordance with the applicable procedures of DTC, in the case of global notes, and by lot, in the case of certificated notes.

          If a portion of your note is selected for partial redemption and you convert a portion of the same note, the converted portion will be deemed to be from the portion selected for redemption.

          In the event of any redemption in part, we will not be required to register the transfer of or exchange of any Convertible Notes so selected for redemption, in whole or in part, except the unredeemed portion of any note being redeemed in part.

          No Convertible Notes may be redeemed if the principal amount of the Convertible Notes has been accelerated, and such acceleration has not been rescinded, on or prior to the redemption date (except in the case of an acceleration resulting from a default by us in the payment of the redemption price with respect to such Convertible Notes).

Certain Covenants

Debt to Equity Ratio

          Immediately after the issuance of any senior security representing indebtedness (as determined pursuant to the Investment Company Act of 1940, as amended (the "Investment Company Act")), and after giving pro forma effect thereto and the application of the proceeds thereof, we will not permit the Debt to Equity Ratio (as defined below), to be greater than 1.65 to 1.00.

Maximum Secured Debt

          We will not permit the Secured Debt Ratio (as defined below) at any time to exceed 0.70 to 1.00.

          As used herein:

          "Capital Leases" means, at any time, a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

          "Debt to Equity Ratio" means the ratio of (a) the aggregate amount of senior securities representing indebtedness of the Company and its Subsidiaries (including under the Convertible Notes), in each case as determined pursuant to the Investment Company Act, and any orders of the SEC issued to or with respect to Company thereunder, including any exemptive relief granted by the SEC with respect to the indebtedness of any SBIC Subsidiary to (b) Shareholders' Equity at the last day of the immediately preceding fiscal quarter of the Company.

          "GAAP" means generally accepted accounting principles as in effect from time to time in the United States of America.

          "Governmental Authority" means

            (a)     the government of

                 (i)  the United States of America or any state or other political subdivision thereof, or

                (ii)  any other jurisdiction in which the Company or any Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of the Company or any Subsidiary, or

            (b)     any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

          "Guaranty" means, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any indebtedness, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including (without limitation) obligations incurred through an agreement, contingent or otherwise, by such Person:

            (a)     to purchase such indebtedness or obligation or any property constituting security therefor;

            (b)     to advance or supply funds (i) for the purchase or payment of such indebtedness or obligation, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such indebtedness or obligation;

            (c)     to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such indebtedness or obligation of the ability of any other Person to make payment of the indebtedness or obligation; or

            (d)     otherwise to assure the owner of such indebtedness or obligation against loss in respect thereof.

In any computation of the indebtedness or other liabilities of the obligor under any Guaranty, the indebtedness or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor.

          "Indebtedness" with respect to any Person means, at any time, without duplication,

            (a)     its liabilities for borrowed money and its redemption obligations in respect of mandatorily redeemable Preferred Stock;

            (b)     its liabilities for the deferred purchase price of property acquired by such Person (excluding accounts payable arising in the ordinary course of business but including all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property);

            (c)     (i) all liabilities appearing on its balance sheet in accordance with GAAP in respect of Capital Leases and (ii) all liabilities which would appear on its balance sheet in accordance with GAAP in respect of Synthetic Leases assuming such Synthetic Leases were accounted for as Capital Leases;

            (d)     all liabilities for borrowed money secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities);

            (e)     all its liabilities in respect of letters of credit or instruments serving a similar function issued or accepted for its account by banks and other financial institutions (whether or not representing obligations for borrowed money);

            (f)     the aggregate Swap Termination Value of all Swap Contracts of such Person; and

            (g)     any Guaranty of such Person with respect to liabilities of a type described in any of clauses (a) through (f) hereof.

Indebtedness of any Person shall include all obligations of such Person of the character described in clauses (a) through (g) to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is deemed to be extinguished under GAAP.

          "Lien" means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease, upon or with respect to any property or asset of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements).

          "Permitted SBIC Guaranty" means a guarantee by the Company of Indebtedness of an SBIC Subsidiary on the SBA's then applicable form, provided that the recourse to the Company thereunder is expressly limited only to periods after the occurrence of an event or condition that is an impermissible change in the control of such SBIC Subsidiary.

          "Person" means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, business entity or Governmental Authority.

          "Preferred Stock" means any class of capital stock of a Person that is preferred over any other class of capital stock (or similar equity interests) of such Person as to the payment of dividends or the payment of any amount upon liquidation or dissolution of such Person.

          "SBA" means the United States Small Business Administration.

          "SBIC Equity Commitment" means a commitment by the Company to make one or more capital contributions to an SBIC Subsidiary.

          "SBIC Subsidiary" means any direct or indirect Subsidiary (including such Subsidiary's general partner or managing entity to the extent that the only material asset of such general partner or managing entity is its equity interest in the SBIC Subsidiary) of the Company licensed as a small business investment company under the Small Business Investment Act of 1958, as amended, (or that has applied for such a license and is actively pursuing the granting thereof by appropriate proceedings promptly instituted and diligently conducted) and which is designated by the Company (as provided below) as an SBIC Subsidiary, so long as (a) no portion of the Indebtedness or any other obligations (contingent or otherwise) of such Subsidiary: (i) is guaranteed by the Company or any Subsidiary (other than a Permitted SBIC Guaranty), (ii) is recourse to or obligates the Company or any Subsidiary in any way (other than in respect of any SBIC Equity Commitment or Permitted SBIC Guaranty), or (iii) subjects any property of the Company or any Subsidiary, directly or indirectly, contingently or otherwise, to the satisfaction thereof, other than Equity Interests in any SBIC Subsidiary pledged to secure such Indebtedness, and (b) none of the Company or any Subsidiary has any obligation to maintain or preserve such Subsidiary's financial condition or cause such entity to achieve certain levels of operating results. Any such designation by the Company shall be effected pursuant to a certificate of a Senior Financial Officer delivered to the Trustee, which certificate shall include a statement to the effect that, to the best of such officer's knowledge, such designation complied with the foregoing conditions.

          "Secured Debt" means Indebtedness of the Company and its Subsidiaries that are consolidated with the Company for purposes of GAAP (excluding any Indebtedness of any of the Company's Subsidiaries which are SBIC Subsidiaries) outstanding at any time that is secured in any manner by any Lien on assets of the Company or any such Subsidiaries.

          "Secured Debt Ratio" means the ratio of (a) Secured Debt to (b) the aggregate amount of Indebtedness of the Company and its Subsidiaries that are consolidated with the Company for purposes of GAAP (including Indebtedness under the Convertible Notes and excluding any Indebtedness of any of the Company's Subsidiaries which are SBIC Subsidiaries).

          "Senior Financial Officer" means the chief financial officer, principal accounting officer, treasurer or comptroller of the Company.

          "Shareholders Equity" means at any date, the amount determined on a consolidated basis, without duplication, in accordance with GAAP, of shareholders' equity or net assets, as applicable, for the Company and its Subsidiaries at such date.

          "Subsidiary" means, as to any Person, any other Person in which such first Person or one or more of its Subsidiaries or such first Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such second Person, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such first Person or one or more of its Subsidiaries or such first Person and one or more of its Subsidiaries (unless such partnership or joint venture can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). Unless the context otherwise clearly requires, any reference to a "Subsidiary" is a reference to a Subsidiary of the Company.

          "Swap Contract" means (a) any and all interest rate swap transactions, basis swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward foreign exchange transactions, cap transactions, floor transactions, currency options, spot contracts or any other similar transactions or any of the foregoing (including, without limitation, any options to enter into any of the foregoing), and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc. or any International Foreign Exchange Master Agreement.

          "Swap Termination Value" means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amounts(s) determined as the mark-to-market values(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts.

          "Synthetic Lease" means, at any time, any lease (including leases that may be terminated by the lessee at any time) of any property (a) that is accounted for as an operating lease under GAAP and (b) in respect of which the lessee retains or obtains ownership of the property so leased for U.S. federal income tax purposes, other than any such lease under which such Person is the lessor.

Conversion Rights

          Holders may convert their Convertible Notes prior to 5:00 p.m., New York City time, on the business day preceding the maturity date at an initial conversion rate of 65.8762 shares of common stock per $1,000 principal amount of Convertible Notes (equivalent to an initial conversion price of approximately $15.18 per share). The conversion rate will be subject to adjustment as described below. You will have the right to convert any portion of the principal amount of any Convertible Notes that is an integral multiple of $1,000 at any time on or prior to 5:00 p.m., New York City time, on the business day immediately preceding the maturity date.

          Upon conversion, unless you convert after a record date for an interest payment but prior to the corresponding interest payment date, you will receive a separate cash payment representing accrued and unpaid interest to, but not including the conversion date. Any such payment will be made on the settlement date applicable to the relevant conversion on the Convertible Notes. If you convert after a record date for an interest payment but prior to the corresponding interest payment date, you will receive on the corresponding interest payment date the interest accrued and unpaid on your Convertible Notes for the entire interest period, notwithstanding your conversion of those Convertible Notes prior to the interest payment date, assuming you were the holder of record on the corresponding record date.

          Except as described under "— Conversion Rate Adjustments", we will not make any payment or other adjustment for dividends on any common stock issued upon conversion of the Convertible Notes.

Conversion Procedures

Procedures to be Followed by a Holder

          If you hold a beneficial interest in a global note, to convert you must deliver to DTC the appropriate instruction form for conversion pursuant to DTC's conversion program and, if required, pay all documentary, stamp or similar issue or transfer tax, if any.

          If you hold a certificated note, to convert you must:

  •
  complete and manually sign the conversion notice on the back of the Convertible Notes or a facsimile of the conversion notice;

  •
  deliver the completed conversion notice (which is irrevocable) and the Convertible Notes to be converted to the conversion agent;

  •
  if required, furnish appropriate endorsements and transfer documents; and

  •
  if required, pay all documentary, stamp or similar issue or transfer tax, if any.

          The conversion date will be the date on which you have satisfied all of the foregoing requirements. The Convertible Notes will be deemed to have been converted immediately prior to 5:00 p.m., New York City time, on the conversion date.

          You will not be required to pay any documentary, stamp or similar issue or transfer tax relating to the issuance or delivery of our common stock if you exercise your conversion rights, but you will be required to pay any documentary, stamp or similar issue or transfer tax that may be payable relating to any transfer involved in the issuance or delivery of the common stock in a name other than your own. Certificates representing common stock will be issued and delivered only after all applicable documentary, stamp or similar issue or transfer tax, if any, payable by you have been paid in full.

          We will not issue fractional shares of our common stock upon conversion of the Convertible Notes. Instead, we will pay cash in lieu of fractional shares based on the closing sale price of our common stock on the conversion date.

Limitation on Beneficial Ownership

          Notwithstanding the foregoing, no holder of Convertible Notes will be entitled to receive shares of our common stock upon conversion to the extent (but only to the extent) that such receipt would cause such converting holder to become, directly or indirectly, a "beneficial owner" (within the meaning of Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder) of more than 5.0% of the shares of our common stock outstanding at such time (the "Limitation"). Any purported delivery of shares of our common stock upon conversion of Convertible Notes shall be void and have no effect to the extent (but only to the extent) that such delivery would result in the converting holder becoming the beneficial owner of more than the Limitation. If any delivery of shares of our common stock owed to a holder upon conversion of Convertible Notes is not made, in whole or in part, as a result of the Limitation, our obligation to make such delivery shall not be extinguished and we shall deliver such shares as promptly as practicable after any such converting holder gives notice to us that such delivery would not result in it being the beneficial owner of more than 5.0% of the shares of common stock outstanding at such time. The Limitation shall no longer apply following the effective date of any Fundamental Change, as defined in "— Fundamental Change Put".

Conversion Rate Adjustments

          We will adjust the conversion rate for the following events:

            (1)     If we issue shares of our common stock as a dividend or distribution on shares of our common stock, or if we effect a share split or share combination of our common stock, the conversion rate will be adjusted based on the following formula:

where,

CR1	=	the conversion rate in effect immediately prior to the open of business on the record date for such dividend or distribution or the effective date of such share split or combination, as the case may be;
CR0	=
the conversion rate in effect at 5:00 p.m., New York City time, on the trading day immediately preceding the record date for such dividend or distribution or the effective date of such share split or combination, as the case may be;
OS0	=
the number of shares of our common stock outstanding at 5:00 p.m., New York City time, on the trading day immediately preceding the record date for such dividend or distribution or the effective date of such share split or combination; and
OS1	=	the number of shares of our common stock that would be outstanding immediately after, and solely as a result of, such dividend, distribution, share split or combination, as the case may be.

            (2)     If we distribute to all or substantially all holders of our common stock any rights or warrants (other than rights issued pursuant to a stockholders' right plan) entitling them for a period of not more than 60 days from the issuance date for such distribution to subscribe for or purchase shares of our common stock, at a price per share less than the last reported sale price of our common stock on the trading day immediately preceding the declaration date of such distribution, the conversion rate will be increased based on the following formula; provided that the conversion rate will be readjusted to the extent that such rights or warrants are not exercised prior to their expiration:

where,

CR1	=	the conversion rate in effect immediately prior to the open of business on the record date for such distribution;
CR0	=	the conversion rate in effect at 5:00 p.m., New York City time, on the trading day immediately preceding the record date for such distribution;
OS0	=	the number of shares of our common stock outstanding at 5:00 p.m. New York City time, on the trading day immediately preceding the record date for such distribution;
X	=	the total number of shares of our common stock issuable pursuant to such rights or warrants; and
Y	=
the number of shares of our common stock equal to the aggregate price payable to exercise such rights or warrants, divided by the average of the last reported sale prices of our common stock over the 10 consecutive trading day period ending on the trading day immediately preceding the record date for such distribution.

            (3)     (a) If we distribute shares of our capital stock, evidences of our indebtedness or other of our assets or property to all or substantially all holders of our common stock, excluding:

    •
    dividends or distributions as to which adjustment is required to be effected in clause (1) or (2) above;

    •
    dividends or distributions paid exclusively in cash; and

    •
    spin-offs described below in clause (3)(b),

    then the conversion rate will be increased based on the following formula:

where,

CR1	=	the conversion rate in effect immediately prior to the open of business on the record date for such distribution;
CR0	=	the conversion rate in effect at 5:00 p.m., New York City time, on the trading day immediately preceding the record date for such distribution;
SP0	=	the average of the last reported sale prices of our common stock over the 10 consecutive trading day period ending on the trading day immediately preceding the record date for such distribution; and

FMV	=	the fair market value (as determined by our board of directors or a committee thereof) of the shares of capital stock, evidences of indebtedness, assets or property distributed, with respect to each outstanding share of our common stock as of the open of business on the record date for such distribution.

            (b)     With respect to an adjustment pursuant to this clause (3) where there has been a payment of a dividend or other distribution on our common stock in shares of capital stock of any class or series, or similar equity interest, of or relating to a subsidiary or other business unit of ours that are listed on a national or regional securities exchange, which is referred to in this prospectus supplement as a "spin-off", the conversion rate will be increased based on the following formula:

where,

CR1	=	the conversion rate in effect immediately prior to the open of business on the record date for the spin-off;
CR0	=	the conversion rate in effect at 5:00 p.m., New York City time, on the trading day immediately preceding the record date for the spin-off;
FMV	=
the average of the last reported sale prices of the capital stock or similar equity interest distributed to holders of our common stock applicable to one share of our common stock over the first 10 consecutive trading day period immediately following, and including, the third trading day after the record date for such spin-off (such period, the "valuation period"); and
MP0	=	the average of the last reported sale prices of our common stock over the valuation period.

            Any adjustment to the conversion rate under this clause (3)(b) will be made immediately after the open of business on the day after the last day of the valuation period, but will be given effect as of the open of business on the record date for the spin-off. Because we will make the adjustment to the conversion rate at the end of the valuation period with retroactive effect, we will delay the settlement of any Convertible Notes where the conversion date occurs during the valuation period. In such event, we will deliver shares of our common stock, if any, and any cash in lieu thereof (based on the adjusted conversion rate as described above) on the third business day immediately following the last day of the valuation period.

            (4)     If we pay any cash dividends or make distributions paid exclusively in cash to all or substantially all holders of our common stock (other than dividends or distributions made in connection with our liquidation, dissolution or winding-up or upon a merger, consolidation or sale, lease, transfer, conveyance or other disposition resulting in a change in the conversion consideration as described under "— Change in the Conversion Rights upon Certain Reclassification, Business Combinations, Asset Sales and Corporate Events"), the conversion rate will be increased based on the following formula (other than a regular quarterly cash dividend that does not exceed "T" (as defined below)):

where,

CR1	=	the conversion rate in effect immediately prior to the open of business on the record date for such dividend or distribution;

CR0	=	the conversion rate in effect at 5:00 p.m., New York City time, on the trading day immediately preceding the record date for such distribution;
SP0	=	the average of the last reported sale prices of our common stock over the 10 consecutive trading day period ending on the trading day immediately preceding the record date for such distribution;
T	=
the dividend threshold amount, which will initially equal $0.34 per share in any quarterly period; provided that if the dividend or distribution is not a regular quarterly cash dividend, the initial dividend threshold will be deemed to be zero; and
C	=	the amount in cash per share we distribute to holders of our common stock in any dividend

            The initial dividend threshold is subject to adjustment in a manner inversely proportional to adjustments to the conversion rate; provided that no adjustment will be made to the initial dividend threshold for any adjustment to the conversion rate under this clause (4).

            Any increase made under this clause (4) shall become effective immediately after the open of business on the ex-dividend date for such dividend or distribution. If such dividend or distribution is not so paid, the conversion rate shall be decreased, effective as of the date our board of directors or a committee thereof determines not to make or pay such dividend or distribution, to be the conversion rate that would then be in effect if such dividend or distribution had not been declared.

            If "C" (as defined above) is equal to or greater than "SP0" (as defined above), or if the difference between "SP0" and "C" is less than $0.01, in lieu of the foregoing increase, each holder of a Convertible Note shall receive, in respect of each $1,000 principal amount thereof, at the same time and upon the same terms as holders of shares of our common stock, the amount of cash that such holder would have received as if such holder owned a number of shares of our common stock equal to the conversion rate on the record date for such cash dividend or distribution.

            (5)     If we or any of our subsidiaries makes a payment in respect of a tender offer or exchange offer for our common stock, to the extent that the cash and value of any other consideration included in the payment per share of our common stock exceeds the last reported sale price of our common stock on the trading day next succeeding the last date on which tenders or exchanges may be made pursuant to such tender or exchange offer, the conversion rate will be increased based on the following formula:

where,

CR1	=	the conversion rate in effect immediately after the open of business on the trading day next succeeding the date such tender offer or exchange offer expires;
CR0	=	the conversion rate in effect immediately prior to the open of business on the trading day next succeeding the date such tender offer or exchange offer expires;
AC	=	the aggregate value of all cash and any other consideration (as determined by our board of directors or a committee thereof) paid or payable for shares purchased in such tender or exchange offer;
SP1	=
the average of the last reported sale prices of our common stock over the 10 consecutive trading day period commencing on, and including, the trading day next succeeding the date such tender or exchange offer expires (the "averaging period");

OS1	=	the number of shares of our common stock outstanding immediately after the date such tender or exchange offer expires (after giving effect to such tender offer or exchange offer); and
OS0	=	the number of shares of our common stock outstanding immediately prior to the date such tender or exchange offer expires (prior to giving effect to such tender offer or exchange offer).

            Any adjustment to the conversion rate under this clause (5) will be made immediately prior to the open of business on the day following the last day of the averaging period, but will be given effect as of the open of business on the trading day next succeeding the date such tender offer or exchange offer expires. Because we will make the adjustment to the conversion rate at the end of the averaging period with retroactive effect, we will delay the settlement of any Convertible Notes where the conversion date occurs during the averaging period. In such event, we will deliver shares of our common stock, if any, and any cash in lieu thereof (based on the adjusted conversion rate as described above) on the third business day immediately following the last day of the averaging period.

          To the extent that any future stockholders' rights plan adopted by us is in effect upon conversion of the Convertible Notes into common stock, you will receive, in addition to the common stock, the rights under the applicable rights agreement unless the rights have separated from our common stock at the time of conversion of the Convertible Notes, in which case, the conversion rate will be adjusted as if we distributed to all holders of our common stock shares of our capital stock, evidences of indebtedness or assets as described above in clause (3), subject to readjustment in the event of the expiration, termination or redemption of such rights.

          We will not make any adjustment if holders may participate in the transaction at the same time and upon the same terms as holders of our common stock as a result of holding the Convertible Notes, without having to convert their Convertible Notes, as if they had a number of shares of common stock equal to the applicable conversion rate multiplied by the principal amount (expressed in thousands) of Convertible Notes held by such holder, or in certain other cases. Except with respect to a spin-off, in cases where the fair market value of assets, debt securities or certain rights, warrants or options to purchase our securities, applicable to one share of common stock, distributed to stockholders:

  •
  equals or exceeds the average closing price of the common stock over the 10 consecutive trading day period ending on the record date for such distribution, or

  •
  such average closing price exceeds the fair market value of such assets, debt securities or rights, warrants or options so distributed by less than $0.01,

rather than being entitled to an adjustment in the conversion price, the holder of Convertible Notes will be entitled to receive upon conversion, in addition to the shares of common stock, the kind and amount of assets, debt securities or rights, warrants or options comprising the distribution that such holder would have received if such holder had converted such Convertible Notes immediately prior to the record date for determining the stockholders entitled to receive the distribution.

          To the extent that we are required to make an adjustment pursuant to a distribution that qualifies under two or more of the clauses above, we will adjust the conversion rate pursuant to clause (3)(a) above to the extent it applies.

          Except as stated above, we will not adjust the conversion rate for the issuance of our common stock or any securities convertible into or exchangeable for our common stock or carrying the right to purchase any of the foregoing.

          If a taxable distribution to holders of our common stock or other transaction occurs that results in an adjustment or nonoccurrence of an adjustment to the conversion rate, you may, in certain circumstances, be deemed to have received a distribution subject to U.S. federal income tax as a dividend. In certain other circumstances, the absence of an adjustment may result in a taxable dividend to the holders of our common stock. See "Certain Material U.S. Federal Income Tax Considerations — Tax to U.S. Holders of Convertible Notes — Constructive distributions" and "Certain Material U.S. Federal Income Tax Considerations — Tax to Non-U.S. Holders of Convertible Notes — Constructive distributions" in this prospectus supplement.

          We will not be required to make an adjustment in the conversion rate unless the adjustment would require a change of at least 1.0% in the conversion rate. However, we will carry forward any adjustment that is less than 1.0% of the conversion rate, take such carried-forward adjustments into account in any subsequent adjustment, and make such carried forward adjustments, regardless of whether the aggregate adjustment is less than 1.0%, (a) annually on the anniversary of the first date of issue of the Convertible Notes, or August 20, and otherwise (b)(1) 10 business days prior to the maturity date of the Convertible Notes or (2) 10 business days prior to any repurchase date or redemption date, unless such adjustment has already been made.

          Without limiting the foregoing, no adjustment to the conversion rate need be made:

               (i)  upon the issuance of any shares of common stock pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on our securities and the investment of additional optional amounts in shares of common stock under any plan;

              (ii)  upon the issuance of any shares of common stock or options or rights to purchase shares of common stock pursuant to any present or future employee, director or consultant benefit plan or program or employee stock purchase plan of, or assumed by, us or any of our subsidiaries;

             (iii)  upon the issuance of any shares of common stock pursuant to any option, warrant, right, or exercisable, exchangeable or convertible security not described in clause (ii) above and outstanding as of the issue date;

             (iv)  for a change in the par value of the common stock; or

               (v)  for accrued and unpaid interest (including any additional interest, if applicable).

          We will not take any action that would result in an adjustment pursuant to the provisions described in this subsection ("— Conversion Rate Adjustments") without complying with Section 312 of the NYSE's Listed Company Manual (which requires stockholder approval of certain issuances of stock), if applicable.

Change in the Conversion Rights upon Certain Reclassifications, Business Combinations, Asset Sales and Corporate Events

          If we:

  •
  reclassify or change our common stock (other than changes resulting from a subdivision or combination), or

  •
  consolidate or merge with or into any person or sell, lease, transfer, convey or otherwise dispose of all or substantially all of our assets and those of our subsidiaries taken as a whole to another person, and in either case holders of our common stock receive stock, other securities or other property or assets (including cash or any combination thereof) with respect to or in exchange for their common stock, then from and after the effective date of such transaction, each outstanding Convertible Note will, without the consent of any holders of the Convertible Notes, upon the occurrence of such transaction, become convertible in accordance with the procedures described in "— Conversion Procedures", into the consideration the holders of our common stock received in such reclassification, change, consolidation, merger, sale, lease, transfer, conveyance or other disposition (such consideration, the "reference property"). If the transaction causes our common stock to be converted into the right to receive more than a single type of consideration (determined based in part upon any form of stockholder election), the reference property into which the Convertible Notes will become convertible will be deemed to be the kind and amount of consideration elected to be received by a majority of our common stock voted for such an election (if electing between two types of consideration) or a plurality of our common stock voted for such an election (if electing between more than two types of consideration), as the case may be. We may not become a party to any such transaction unless its terms are consistent with the foregoing in all material respects.

Adjustment to Conversion Rate Upon a Non-Stock Change of Control

          If and only to the extent you elect to convert your Convertible Notes in connection with a transaction described under clause (1), (2) or (4) under the definition of a fundamental change described below under "— Fundamental Change Put" and determined after giving effect to any exceptions to or exclusions from such definition, but without regard to the proviso in clause (2) of the definition thereof (a "make-whole fundamental change"), pursuant to which 10.0% or more of the consideration for our common stock (other than cash payments for fractional shares and cash payments made in respect of dissenters' appraisal rights) in such make-whole fundamental change transaction consists of cash or securities (or other property) that are not shares of common stock traded or scheduled to be traded immediately following such transaction on the NYSE, the NASDAQ Global Market or the NASDAQ Global Select Market (or any of their respective successors), which we refer to as a "non-stock change of control" we will increase the conversion rate as described below (subject to the limitations described below). The number of additional shares by which the conversion is increased (the "additional shares") will be determined by reference to the table below, based on the date on which the non-stock change of control becomes effective (the "effective date") and the price (the "stock price") paid per share for our common stock in such non-stock change of control. If holders of our common stock receive only cash in such transaction, the price paid per share will be the cash amount paid per share. Otherwise, the stock price shall be the average of the last reported sale prices of our common stock over the five trading-day period ending on, and including, the trading day immediately preceding the effective date of the non-stock change of control. We will notify you of the effective date of any make-whole fundamental change no later than such time that the fundamental change occurs.

          A conversion of the Convertible Notes by a holder will be deemed for these purposes to be "in connection with" a non-stock change of control if the conversion notice is received by the conversion agent following the effective date of the non-stock change of control but before 5:00 p.m., New York City time, on the business day immediately preceding the related repurchase date (as specified in the repurchase notice described under "— Fundamental Change Put").

          The number of additional shares will be adjusted in the same manner as and as of any date on which the conversion rate of the Convertible Notes is adjusted as described above under "— Conversion Rate Adjustments". The stock prices set forth in the first row of the table below (i.e., the column headers) will be simultaneously adjusted to equal the stock prices immediately prior to such adjustment, multiplied by a fraction, the numerator of which is the conversion rate immediately prior to the adjustment and the denominator of which is the conversion rate as so adjusted.

          The following table sets forth the number of additional shares by which the conversion rate shall be increased:

	Share Price and Additional Shares
Date	$13.80	$14.00	$14.50	$15.00	$15.18	$15.50	$16.00	$16.50	$17.00	$18.00
August 20, 2018	6.5875	5.7679	3.9441	2.4467	1.9881	1.2774	0.4513	0.0673	0.0018	0.0000
August 15, 2019	6.5875	5.6164	3.7848	2.3060	1.8623	1.1935	0.4513	0.0673	0.0018	0.0000
August 15, 2020	6.5875	5.6164	3.7848	2.3060	1.8623	1.1935	0.4513	0.0673	0.0018	0.0000
August 15, 2021	6.5875	5.6164	3.7848	2.3060	1.8577	1.1710	0.4288	0.0673	0.0018	0.0000
August 15, 2022	6.5875	5.6164	3.6628	2.0613	1.5988	0.9303	0.2738	0.0364	0.0000	0.0000
August 15, 2023	6.5875	5.5524	3.0893	0.7905	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000

          The exact stock price and effective dates may not be set forth on the table, in which case, if the stock price is:

  •
  between two stock price amounts on the table or the effective date is between two dates on the table, the number of additional shares will be determined by straight-line interpolation between the number of additional shares set forth for the higher and lower stock price amounts and the two dates, as applicable, based on a 360-day year;

  •
  in excess of $18.00 per share (subject to adjustment), no additional shares will be issued upon conversion; and

  •
  less than $13.80 per share (subject to adjustment), no additional shares will be issued upon conversion.

          Notwithstanding the foregoing, in no event will the total number of shares of common stock issuable upon conversion, exceed 72.4637 per $1,000 principal amount of the Convertible Notes, subject to the same adjustments as the conversion rate as set forth above under "— Conversion Rate Adjustments". Additional shares deliverable as described in this section "— Adjustment to Conversion Rate Upon a Non-Stock Change of Control", will be delivered on the settlement date applicable to the relevant conversion.

Fundamental Change Put

          If a fundamental change (as defined below) occurs at any time prior to the maturity of the Convertible Notes, you will have the right to require us to repurchase, at the repurchase price described below, all or part of your Convertible Notes for which you have properly delivered and not withdrawn a written repurchase notice. The Convertible Notes submitted for repurchase must be $1,000 in principal amount or integral multiples thereof.

          The repurchase price will be payable in cash and will equal 100.0% of the principal amount of the Convertible Notes being repurchased, plus accrued and unpaid interest (including additional interest, if any) to, but excluding, the repurchase date. However, if the repurchase date is after a record date and on or prior to the corresponding interest payment date, the interest (including additional interest, if any) will be paid on the repurchase date to the holder of record on the record date.

          We may be unable to repurchase your Convertible Notes in cash upon a fundamental change. Our ability to repurchase the Convertible Notes in cash in the future may be limited by the terms of our then-existing borrowing agreements. Under certain of our existing credit facilities, we would be prohibited from making any such repurchase without consent from the lenders thereunder or a waiver or modification of such requirements. In addition, the occurrence of a fundamental change could cause an event of default under the terms of our then-existing borrowing agreements. We cannot assure you that we would have the financial resources, or would be able to arrange financing, to pay the repurchase price in cash.

          A "fundamental change" will be deemed to have occurred when any of the following has occurred:

            1.       a "person" or "group" within the meaning of Section 13(d) of the Exchange Act, other than us, our subsidiaries and our and their employee benefit plans, has become the direct or indirect beneficial owner of our common equity representing more than 50.0% of the voting power of our common equity and files a Schedule 13D or Schedule TO or any other schedule, form or report under the Exchange Act disclosing such beneficial ownership; or

            2.       the consummation of (A) any recapitalization, reclassification or change of our common stock (other than changes resulting from a subdivision or combination or a change solely in par value) as a result of which our common stock would be converted into, or exchanged for, stock, other securities, other property or assets; (B) any share exchange, consolidation or merger of us pursuant to which our common stock will be converted into cash, securities or other property; or (C) any sale, lease or other transfer in one transaction or a series of transactions of all or substantially all of the consolidated assets of us and our subsidiaries, taken as a whole, to any person other than one of our subsidiaries; provided, however, that a transaction described in clause (A) or (B) in which the holders of all classes of our common equity immediately prior to such transaction own, directly or indirectly, more than 50.0% of all classes of common equity of the continuing or surviving corporation or transferee or the parent thereof immediately after such transaction in substantially the same proportions as such ownership immediately prior to such transaction shall not be a fundamental change pursuant to this clause (2); or

            3.       our stockholders approve any plan or proposal for the liquidation or dissolution of us; or

            4.       our common stock (or other common stock underlying the Convertible Notes) ceases to be listed or quoted on any of the NYSE, the NASDAQ Global Select Market or the NASDAQ Global Market (or any of their respective successors) for a period of 20 consecutive trading days.

          Notwithstanding the foregoing, any transaction or event described in clause (2) above will not constitute a fundamental change if at least 90.0% of the consideration paid for our common stock (excluding cash payments for fractional shares, cash payments made pursuant to dissenters' appraisal rights and cash dividends) consists of shares of common stock (or depositary receipts in respect thereof) traded on the NYSE, the NASDAQ Global Market or the NASDAQ Global Select Market (or any of their respective successors) (or will be so traded or quoted immediately following the completion of the merger or consolidation or such other transaction) and, as a result of such transaction, the Convertible Notes become convertible into the reference property as described under "— Conversion Rate Adjustment — Change in the Conversion Rights upon Certain Reclassifications, Business Combinations, Asset Sales and Corporate Events" above.

          The definition of "fundamental change" includes a phrase relating to the sale, lease, transfer, conveyance or other disposition, in one or a series of related transactions, of all or substantially all of our assets and those of our subsidiaries taken as a whole. Although there is a developing body of case law interpreting the phrase "substantially all", there is no precise established definition of the phrase under applicable law. Accordingly, the ability of a holder of Convertible Notes to require us to repurchase the Convertible Notes as a result of a sale, lease, transfer, conveyance or other disposition of less than all of our assets and those of our subsidiaries taken as a whole to another person or group may be uncertain.

          On or before the fifth calendar day after the occurrence of a fundamental change, we will provide to all record holders of the Convertible Notes on the date of the fundamental change at their addresses shown in the register of the applicable note registrar and to beneficial owners to the extent required by applicable law, the Trustee and the paying agent, a written notice of the occurrence of the fundamental change and the resulting repurchase right. Such notice shall state, among other things, the event causing the fundamental change and the procedures you must follow to require us to repurchase your Convertible Notes.

          The repurchase date will be a date specified by us in the notice of a fundamental change that is not less than 20 nor more than 35 calendar days after the date of the notice of a fundamental change.

          To exercise your repurchase right, you must deliver, prior to 5:00 p.m., New York City time, on the business day immediately preceding the repurchase date, a written notice to the paying agent of your exercise of your repurchase right (together with the Convertible Notes to be repurchased, if certificated notes have been issued). The repurchase notice must state:

  •
  if you hold a beneficial interest in a global note, your repurchase notice must comply with appropriate DTC procedures; if you hold certificated notes, the Convertible Notes certificate numbers;

  •
  the portion of the principal amount of the Convertible Notes to be repurchased, which must be $1,000 or integral multiples thereof; and

  •
  that the Convertible Notes are to be repurchased by us pursuant to the applicable provisions of the Convertible Notes and the indenture.

          You may withdraw your repurchase notice at any time prior to 5:00 p.m., New York City time, on the business day immediately preceding the repurchase date by delivering a written notice of withdrawal to the paying agent. If a repurchase notice is given and withdrawn during that period, we will not be obligated to repurchase the Convertible Notes listed in the repurchase notice. The withdrawal notice must state:

  •
  if you hold a beneficial interest in a global note, your withdrawal notice must comply with appropriate DTC procedures; if you hold certificated notes, the certificate numbers of the withdrawn Convertible Notes;

  •
  the principal amount of the withdrawn Convertible Notes; and

  •
  the principal amount, if any, which remains subject to the repurchase notice.

          Payment of the repurchase price for Convertible Notes for which a repurchase notice has been delivered and not withdrawn is conditioned upon book-entry transfer or delivery of the Convertible Notes, together with necessary endorsements, to the paying agent, as the case may be. Payment of the repurchase price for the Convertible Notes will be made promptly following the later of the repurchase date and the time of book-entry transfer or delivery of the Convertible Notes, as the case may be.

          If the paying agent holds on the business day immediately following the repurchase date cash sufficient to pay the repurchase price of the Convertible Notes that holders have elected to require us to repurchase, then, as of the repurchase date:

  •
  the Convertible Notes will cease to be outstanding and interest (including additional interest, if any) will cease to accrue, whether or not book-entry transfer of the Convertible Notes has been made or the Convertible Notes have been delivered to the paying agent, as the case may be; and

  •
  all other rights of the holders of Convertible Notes will terminate, other than the right to receive the repurchase price upon delivery or transfer of the Convertible Notes.

  •
  In connection with any repurchase, we will, to the extent applicable:

  •
  comply with the provisions of Rule 13e-4 and any other tender offer rules under the Exchange Act that may be applicable at the time of the offer to repurchase the Convertible Notes;

    •
    file a Schedule TO or any other schedule required in connection with any offer by us to repurchase the Convertible Notes; and

    •
    comply with all other federal and state securities laws in connection with any offer by us to repurchase the Convertible Notes.

          This fundamental change repurchase right could discourage a potential acquirer of the Company. However, this fundamental change repurchase feature is not the result of management's knowledge of any specific effort to obtain control of us by means of a merger, tender offer, solicitation or otherwise, or part of a plan by management to adopt a series of anti-takeover provisions.

          Our obligation to repurchase the Convertible Notes upon a fundamental change would not necessarily afford you protection in the event of a highly leveraged or other transaction involving us that may adversely affect holders. We also could, in the future, enter into certain transactions, including certain recapitalizations, that would not constitute a fundamental change but would increase the amount of our (or our subsidiaries') outstanding debt. The incurrence of significant amounts of additional debt could adversely affect our ability to service our then existing debt, including the Convertible Notes.

Consolidation, Merger and Sale of Assets by the Company

          The indenture provides that we may not, in a single transaction or a series of related transactions, consolidate with or merge with or into any other person or sell, convey, transfer or lease our property and assets substantially as an entirety to another person, unless:

  •
  either (a) we are the continuing corporation or (b) the resulting, surviving or transferee person (if other than us) is a corporation or limited liability company organized and existing under the laws of the United States, any state thereof or the District of Columbia and such person assumes, by a supplemental indenture in a form reasonably satisfactory to the Trustee, all of our obligations under the Convertible Notes and the indenture;

  •
  immediately after giving effect to such transaction, no default or event of default has occurred and is continuing; and

  •
  we have delivered to the Trustee certain certificates and opinions of counsel satisfactory to it if so requested by the Trustee.

          In the event of any transaction described in and complying with the conditions listed in the immediately preceding paragraph in which the Company is not the continuing corporation, the successor person formed or remaining shall succeed, and be substituted for, and may exercise every right and power of, the Company, and the Company shall be discharged from its obligations, under the Convertible Notes and the indenture.

          This covenant includes a phrase relating to the sale, conveyance, transfer and lease of the property and assets of the Company "substantially as an entirety". There is no precise, established definition of the phrase "substantially as an entirety" under New York law, which governs the indenture and the Convertible Notes, or under the laws of Delaware, the Company's state of incorporation. Accordingly, the ability of a holder of the Convertible Notes to require us to repurchase the Convertible Notes as a result of a sale, conveyance, transfer or lease of less than all of the property and assets of the Company may be uncertain.

Events of Default; Notice and Waiver

          Each of the following shall be "Events of Default" with respect to the Convertible Notes:

  •
  we fail to pay any interest (including additional interest, if any) on the Convertible Notes when due and such failure continues for a period of 30 calendar days;

  •
  we fail to pay principal of the Convertible Notes when due at maturity, or we fail to pay the repurchase price or redemption price payable when due;

  •
  we fail to deliver shares of common stock upon the conversion of any Convertible Notes and such failure continues for five days following the scheduled settlement date for such conversion;

  •
  we fail to provide notice of the effective date or actual effective date of a fundamental change on a timely basis as required in the indenture;

  •
  we fail to perform or observe any other term, covenant or agreement in the Convertible Notes or the indenture for a period of 60 calendar days after written notice of such failure is given to us by the Trustee or to us and the Trustee by the holders of at least 25.0% in aggregate principal amount of the Convertible Notes then outstanding;

  •
  a failure to pay principal when due (whether at stated maturity or otherwise) or an uncured default that results in the acceleration of maturity, of any indebtedness for borrowed money of the Company or any of our "significant subsidiaries", which term shall have the meaning specified in Rule 1-02(w) of Regulation S-X), other than subsidiaries that are non-recourse or limited recourse subsidiaries, bankruptcy remote special purpose vehicles and any subsidiaries that are not consolidated with us for GAAP purposes, in an aggregate principal amount in excess of $30,000,000 (or its foreign currency equivalent), unless such indebtedness is discharged, or such acceleration is rescinded, stayed or annulled, within a period of 30 calendar days after written notice of such failure is given to us by the Trustee or to us and the Trustee by the holders of at least 25.0% in aggregate principal amount of the Convertible Notes then outstanding;

  •
  a final judgment for the payment of $50,000,000 or more (excluding any amounts covered by insurance) rendered against us or any of our significant subsidiaries (which term shall have the meaning specified in Rule 1-02(w) of Regulation S-X), other than subsidiaries that are non-recourse or limited recourse subsidiaries, bankruptcy remote special purpose vehicles and any subsidiaries that are not consolidated with us for GAAP purposes, which judgment is not discharged or stayed within 60 days after (i) the date on which the right to appeal thereof has expired if no such appeal has commenced, or (ii) the date on which all rights to appeal have been extinguished; or

  •
  certain events involving our bankruptcy, insolvency or reorganization of the Company or any of our "significant subsidiaries", which term shall have the meaning specified in Rule 1-02(w) of Regulation S-X), other than subsidiaries that are non-recourse or limited recourse subsidiaries, bankruptcy remote special purpose vehicles and any subsidiaries that are not consolidated with us for GAAP purposes.

          We are required to notify the Trustee promptly upon becoming aware of the occurrence of any default under the indenture known to us. The Trustee is then required within 90 calendar days of being notified by us of the occurrence of any default to give to the registered holders of the Convertible Notes notice of all uncured defaults known to it. However, the Trustee may withhold notice to the holders of the Convertible Notes of any default, except defaults in payment of principal or interest (including additional interest, if any) on the Convertible Notes, if the Trustee, in good faith, determines that the withholding of such notice is in the interests of the holders. We are also required to deliver to the Trustee, on or before a date not more than 120 calendar days after the end of each fiscal year, a written statement as to compliance with the indenture, including whether or not any default has occurred.

          If an event of default specified in the last bullet point listed above occurs and continues, the principal amount and accrued and unpaid interest (including additional interest, if any) on the Convertible Notes then outstanding will automatically become due and payable. If any other event of default occurs and is continuing, the Trustee or the holders of at least 25.0% in aggregate principal amount of Convertible Notes then outstanding may declare the aggregate principal amount and accrued and unpaid interest (including additional interest, if any) on the Convertible Notes then outstanding to be due and payable. Thereupon, the Trustee may, in its discretion, proceed to protect and enforce the rights of the holders of the Convertible Notes by appropriate judicial proceedings.

          After a declaration of acceleration, but before a judgment or decree for payment of the money due has been obtained by the Trustee, the holders of a majority in aggregate principal amount of Convertible Notes then outstanding, by written notice to us and the Trustee, may rescind and annul such declaration if:

  •
  we have paid (or deposited with the Trustee a sum sufficient to pay) (1) all overdue interest (including additional interest, if any) on all Convertible Notes; (2) the principal amount of any Convertible Notes that have become due otherwise than by such declaration of acceleration; (3) to the extent that payment of such interest is lawful, interest upon overdue interest (including additional interest, if any); and (4) all sums paid or advanced by the Trustee under the indenture and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

  •
  all events of default, other than the non-payment of the principal amount and any accrued and unpaid interest (including additional interest, if any) that have become due solely by such declaration of acceleration, have been cured or waived.

          The holders of a majority of the aggregate principal amount of Convertible Notes then outstanding will have the right to direct the time, method and place of any proceedings for any remedy available to the Trustee, subject to limitations specified in the indenture.

          No holder of the Convertible Notes may pursue any remedy under the indenture, except in the case of a default in the payment of principal or interest (including additional interest, if any) on the Convertible Notes, unless:

  •
  the holder has given the Trustee written notice of an event of default;

  •
  the holders of at least 25.0% in aggregate principal amount of the Convertible Notes then outstanding make a written request to the Trustee to pursue the remedy, and offer security or indemnity reasonably satisfactory to it against any costs, liability or expense of the Trustee;

  •
  the Trustee fails to comply with the request within 60 calendar days after receipt of the request and offer of indemnity; and

  •
  the Trustee does not receive an inconsistent direction from the holders of a majority in aggregate principal amount of the Convertible Notes then outstanding.

          Notwithstanding the foregoing, the indenture provides, if we so elect, that the sole remedy for an event of default relating to the failure to comply with the reporting obligations in the indenture, and for any failure to comply with the requirements of Section 314(a)(1) of the Trust Indenture Act (which also relate to the provision of reports), will, at our option, for the 90 days after the occurrence of such an event of default consist exclusively of the right to receive additional interest on the Convertible Notes at an annual rate equal to 0.25% of the principal amount of the Convertible Notes and for the 90 days beginning on, and including, the 91st day after the occurrence of such an event of default consist exclusively of the right to receive additional interest on the Convertible Notes at an annual rate equal to 0.50% of the principal amount of the Convertible Notes. In the event we do not elect to pay the additional interest upon an event of default in accordance with this paragraph, the Convertible Notes will be subject to acceleration as provided above. The additional interest will accrue on all Convertible Notes then outstanding from and including the date on which an event of default relating to a failure to comply with the reporting obligations in the indenture first occurs to but not including the 181st day thereafter (or such earlier date on which the event of default relating to the reporting obligations shall have been cured or waived). On such 181st day (or earlier, if the event of default relating to the reporting obligations is cured or waived prior to such 181st day), such additional interest will cease to accrue and the Convertible Notes will be subject to acceleration as provided above if the event of default is continuing. The provisions of the indenture described in this paragraph will not affect the rights of holders of Convertible Notes in the event of the occurrence of any other event of default.

Waiver

          The holders of a majority in aggregate principal amount of the Convertible Notes then outstanding may, on behalf of the holders of all the Convertible Notes, waive any past default or event of default under the indenture and its consequences, except:

  •
  our failure to pay principal of or interest (including additional interest, if any) on any Convertible Notes when due;

  •
  our failure to convert any Convertible Notes into common stock as required by the indenture;

  •
  our failure to pay the repurchase price on the repurchase date in connection with a holder exercising its repurchase rights; or

  •
  our failure to comply with any of the provisions of the indenture that would require the consent of the holder of each outstanding Convertible Note affected.

Modification

Changes Requiring Approval of Each Affected Holder

          The indenture (including the terms and conditions of the Convertible Notes) may not be modified or amended without the written consent or the affirmative vote of the holder of each Convertible Note affected by such change to:

  •
  change the maturity of any Convertible Notes;

  •
  reduce the rate or extend the time for payment of interest (including additional interest, if any) on any Convertible Notes;

  •
  reduce the principal amount of any Convertible Notes;

  •
  reduce any amount payable upon repurchase of any Convertible Notes;

  •
  impair the right of a holder to receive payment with respect to any Convertible Notes or to institute suit for payment of any Convertible Notes;

  •
  change the currency in which any Convertible Notes is payable;

  •
  change our obligation to repurchase any Convertible Notes upon a fundamental change in a manner adverse to the rights of the holders;

  •
  affect the right of a holder to convert any Convertible Notes into shares of our common stock or reduce the number of shares of our common stock or any other property, receivable upon conversion pursuant to the terms of the indenture;

  •
  change our obligation to maintain an office or agency in New York City;

  •
  subject to specified exceptions, modify certain provisions of the indenture relating to modification of the indenture or waiver under the indenture; or

  •
  reduce the percentage of the Convertible Notes required for consent to any modification of the indenture that does not require the consent of each affected holder.

Changes Requiring Majority Approval

          The indenture (including the terms and conditions of the Convertible Notes) may be modified or amended, except as described above, with the written consent or affirmative vote of the holders of a majority in aggregate principal amount of the Convertible Notes then outstanding.

Changes Requiring No Approval

          The indenture (including the terms and conditions of the Convertible Notes) may be modified or amended by us and the Trustee, without the consent of the holder of any Convertible Notes, to, among other things:

  •
  provide for conversion rights of holders of the Convertible Notes and our repurchase obligations in connection with a fundamental change in the event of any reclassification of our common stock, merger or consolidation, or sale, conveyance, transfer or lease of our property and assets substantially as an entirety;

  •
  secure the Convertible Notes;

  •
  provide for the assumption of our obligations to the holders of the Convertible Notes in the event of a merger or consolidation, or sale, conveyance, transfer or lease of our property and assets substantially as an entirety;

  •
  surrender any right or power conferred upon us;

  •
  add to our covenants for the benefit of the holders of the Convertible Notes;

  •
  cure any ambiguity or correct or supplement any inconsistent or otherwise defective provision contained in the indenture;

  •
  conform the provisions of the indenture to the description of the Convertible Notes contained in this prospectus supplement;

  •
  make any provision with respect to matters or questions arising under the indenture that we may deem necessary or desirable and that shall not be inconsistent with provisions of the indenture; provided that such change or modification does not, in the good faith opinion of our board of directors, adversely affect the interests of the holders of the Convertible Notes in any material respect;

  •
  increase the conversion rate; provided, that the increase will not adversely affect the interests of the holders of the Convertible Notes;

  •
  adding guarantees of obligations under the Convertible Notes;

  •
  make such changes as may be necessary or desirable to allow us to issue additional notes as described under "— Additional Notes" provided, that any such change will not materially adversely affect the interests of the holders of the Convertible Notes; and

  •
  provide for a successor trustee.

Other

          The consent of the holders of Convertible Notes is not necessary under the indenture to approve the particular form of any proposed modification or amendment. It is sufficient if such consent approves the substance of the proposed modification or amendment. After a modification or amendment under the indenture becomes effective, we are required to mail to the holders a notice briefly describing such modification or amendment. However, the failure to give such notice to all the holders, or any defect in the notice, will not impair or affect the validity of the modification or amendment.

Convertible Notes Not Entitled to Consent

          Any Convertible Notes held by us or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with us shall be disregarded (from both the numerator and the denominator) for purposes of determining whether the holders of the requisite aggregate principal amount of the Convertible Notes then outstanding have consented to a modification, amendment or waiver of the terms of the indenture.

Repurchase and Cancellation

          We may, to the extent permitted by law, repurchase any Convertible Notes in the open market or by tender offer at any price or by private agreement. Any Convertible Notes repurchased by us may, at our option, be surrendered to the Trustee for cancellation, but may not be reissued or resold by us. Any Convertible Notes surrendered for cancellation may not be reissued or resold and will be promptly cancelled and no longer outstanding under the indenture.

Reports

          The indenture will require us to file with the Trustee, within 15 days after we are required to file the same with the Securities and Exchange Commission (the "SEC"), copies of the quarterly and annual reports and of the information, documents and other reports, if any, that we are required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act, and to otherwise comply with Section 314(a) of the Trust Indenture Act (giving effect in each case to any grace period provided by Rule 12b-25 or any successor rule under the Exchange Act). Any such report, information or document that we file with the SEC through the EDGAR system (or any successor thereto) will be deemed to be delivered to the Trustee for the purposes of this covenant at the time of such filing through the EDGAR system (or such successor thereto).

          Delivery of any such reports, information and documents to the Trustee shall be for informational purposes only, and the Trustee's receipt of such reports, information and documents shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including our compliance with any of our covenants hereunder.

Investment Company Act — Section 18(a)(1)(A) as Modified by Section 61(a)

          We agree that for the period of time during which Convertible Notes are outstanding, we will not violate, whether or not we are subject to, Section 18(a)(1)(A) as modified by Section 61(a) of the Investment Company Act or any successor provisions thereto of the Investment Company Act, as such obligation may be amended or superseded but giving effect to any exemptive relief that may be granted to us by the SEC.

Information Concerning the Trustee and Common Stock Transfer Agent and Note Registrar

          We have appointed U.S. Bank National Association, the Trustee under the indenture, as paying agent, conversion agent, note registrar and custodian for the Convertible Notes. The Trustee or its affiliates may also provide other services to us in the ordinary course of their business. The indenture contains certain limitations on the rights of the Trustee, if it or any of its affiliates is then our creditor, to obtain payment of claims in certain cases or to realize on certain property received on any claim as security or otherwise. The Trustee and its affiliates will be permitted to engage in other transactions with us. However, if the Trustee or any affiliate continues to have any conflicting interest and a default occurs with respect to the Convertible Notes, the Trustee must eliminate such conflict or resign.

          American Stock Transfer & Trust Company is the transfer agent and registrar for our common stock.

Governing Law

          The Convertible Notes and the indenture shall be governed by, and construed in accordance with, the laws of the State of New York.

Calculations in Respect of the Convertible Notes

          Except as otherwise provided herein, we will be responsible for making all calculations called for under the Convertible Notes. These calculations include, but are not limited to, determinations of the sale price of our common stock, accrued interest payable on the Convertible Notes and the conversion rate and conversion price. We or our agents will make all these calculations in good faith and, absent manifest error, such calculations will be final and binding on holders of the Convertible Notes. We will provide a schedule of these calculations to each of the Trustee and the conversion agent, and each of the Trustee and conversion agent is entitled to rely upon the accuracy of our calculations without independent verification. The Trustee will forward these calculations to any holder of the Convertible Notes upon the request of that holder.

Form, Denomination and Registration

          The Convertible Notes will be issued:

  •
  in fully registered form;

  •
  without interest coupons; and

  •
  in denominations of $1,000 principal amount and integral multiples of $1,000.

Global Notes, Book-Entry Form

          The Convertible Notes will be evidenced by one or more global notes. We will deposit the global notes with DTC and register the global notes in the name of Cede & Co. as DTC's nominee. Except as set forth below, a global note may be transferred, in whole or in part, only to another nominee of DTC or to a successor of DTC or its nominee.

          Beneficial interests in a global note may be held through organizations that are participants in DTC (called "participants"). Transfers between participants will be effected in the ordinary way in accordance with DTC rules and will be settled in clearing house funds. The laws of some states require that certain persons take physical delivery of securities in definitive form. As a result, the ability to transfer beneficial interests in the global notes to such persons may be limited.

          Beneficial interests in a global note held by DTC may be held only through participants, or certain banks, brokers, dealers, trust companies and other parties that clear through or maintain a custodial relationship with a participant, either directly or indirectly (called "indirect participants"). So long as Cede & Co., as the nominee of DTC, is the registered owner of a global note, Cede & Co. for all purposes will be considered the sole holder of such global note. Except as provided below, owners of beneficial interests in a global note will:

  •
  not be entitled to have certificates registered in their names;

  •
  not receive physical delivery of certificates in definitive registered form; and

  •
  not be considered holders of the global note.

          We will pay principal of and interest (including additional interest, if any) on, and the repurchase price or redemption price of, a global note to Cede & Co., as the registered owner of the global note, by wire transfer of immediately available funds on the maturity date, each interest payment date, redemption date, or repurchase date, as the case may be. Neither we, the Trustee nor any paying agent will be responsible or liable:

  •
  for any aspect of the records relating to, or payments made on account of, beneficial ownership interests in a global note; or

  •
  for maintaining, supervising or reviewing any records relating to the beneficial ownership interests.

          DTC has advised us that it will take any action permitted to be taken by a holder of the Convertible Notes, including the presentation of the Convertible Notes for conversion, only at the direction of one or more participants to whose account with DTC interests in the global notes are credited, and only in respect of the principal amount of the Convertible Notes represented by the global notes as to which the participant or participants has or have given such direction.

          DTC has advised us that it is:

  •
  a limited purpose trust company organized under the laws of the State of New York, and a member of the Federal Reserve System;

  •
  a "clearing corporation" within the meaning of the Uniform Commercial Code; and

  •
  a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act.

          DTC was created to hold securities for its participants and to facilitate the clearance and settlement of securities transactions between participants through electronic book-entry changes to the accounts of its participants. Participants include securities brokers, dealers, banks, trust companies and clearing corporations and other organizations. Some of the participants or their representatives, together with other entities, own DTC. Indirect access to the DTC system is available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a participant, either directly or indirectly.

          DTC has agreed to the foregoing procedures to facilitate transfers of interests in a global note among participants. However, DTC is under no obligation to perform or continue to perform these procedures, and may discontinue these procedures at any time. We will issue the Convertible Notes in definitive certificated form if DTC notifies us that it is unwilling or unable to continue as depositary or DTC ceases to be a clearing agency registered under the Exchange Act and a successor depositary is not appointed by us within 90 days. In addition, beneficial interests in a global note may be exchanged for definitive certificated notes upon request by or on behalf of DTC in accordance with customary procedures following the request of a beneficial owner seeking to enforce its rights under such Convertible Notes or the indenture. The indenture permits us to determine at any time and in our sole discretion that Convertible Notes shall no longer be represented by global notes. DTC has advised us that, under its current practices, it would notify its participants of our request, but will only withdraw beneficial interests from the global note at the request of each DTC participant. We would issue definitive certificates registered in the names of the owners of beneficial interests of the global notes in exchange for any such beneficial interests withdrawn.

          Neither we, the Trustee, the note registrar, paying agent nor conversion agent will have any responsibility or liability for the performance by DTC or its participants or indirect participants of their respective obligations under the rules and procedures governing their operations.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

          The following is a summary of certain material U.S. federal income tax considerations relating to the purchase, ownership, disposition and conversion of the Convertible Notes, our qualification and taxation as a RIC for U.S. federal income tax purposes and the ownership and disposition of shares of our common stock into which the Convertible Notes may be converted. This summary is based upon the Code, Treasury Regulations and judicial decisions and administrative interpretations thereof, all as of the date hereof and all of which are subject to change or differing interpretations, possibly with retroactive effect. The U.S. federal income tax laws addressed in this summary are highly technical and complex, and certain aspects of their application are not entirely clear. In addition, certain U.S. federal income tax consequences described in this summary depend upon certain factual matters, including (without limitation) the value and tax basis ascribed to NMFC's assets and the manner in which NMFC operates, and certain complicated tax accounting calculations. No ruling from the Internal Revenue Service ("IRS") has been or will be sought regarding any matter discussed herein. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below.

          This discussion applies only to a beneficial owner of Convertible Notes that acquires the Convertible Notes pursuant to this offering for a price equal to the price of the Convertible Notes shown on the front cover of the prospectus supplement, and who holds the Convertible Notes and our common stock as capital assets (generally, property held for investment). This discussion does not address any U.S. federal estate or gift tax consequences or any state, local or non-U.S. tax consequences. In addition, this discussion does not address all aspects of U.S. federal income taxation that may be applicable to investors in light of their particular circumstances, or to investors subject to special treatment under U.S. federal income tax law, including, but not limited to:

  •
  banks, insurance companies or other financial institutions;

  •
  persons subject to the alternative minimum tax;

  •
  cooperatives;

  •
  tax-exempt organizations and accounts;

  •
  retirement plans and trusts;

  •
  dealers in securities;

  •
  traders in securities that elect to mark to market;

  •
  RICs and real estate investment trusts;

  •
  certain U.S. expatriates;

  •
  controlled foreign corporations and passive foreign investment companies;

  •
  U.S. Holders (as defined below) whose functional currency is not the U.S. dollar;

  •
  persons deemed to sell the Convertible Notes or our common stock under the constructive sale provisions of the Code;

  •
  persons that hold the Convertible Notes or our common stock as part of a straddle, hedge, synthetic security, conversion transaction, wash sale or other integrated investment;

  •
  persons subject to special tax accounting rules under Section 451(b) of the Code applicable to persons that maintain certain specified financial statements; or

  •
  partnerships (or entities or arrangements treated as partnerships for U.S. federal income tax purposes.

          If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) owns Convertible Notes or our common stock, the tax treatment of a partner in the partnership will depend upon the status of the partner and the activities of the partnership. Partners in a partnership that owns the Convertible Notes or our common stock should consult their tax advisors as to the particular U.S. federal income tax consequences applicable to them.

          As used herein, the term "U.S. Holder" means a beneficial owner of a Convertible Note or common stock that is for U.S. federal income tax purposes:

  •
  an individual who, for U.S. federal income tax purposes, is a citizen or resident of the United States;

  •
  a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any State thereof or the District of Columbia;

  •
  an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

  •
  a trust, if (i) a U.S. court is able to exercise primary supervision over the trust's administration and one or more "United States persons" (as defined in the Code) have the authority to control all substantial decisions of such trust, or (ii) the trust has in effect a valid election to be treated as a "United States person" (as defined in the Code).

          As used herein, the term "Non-U.S. Holder" means a beneficial owner of a Convertible Note or common stock that is not a U.S. Holder or a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes). A "Non-U.S. Holder" does not include an individual present in the United States for 183 days or more in the taxable year of disposition of the Convertible Notes or common stock. Such a holder is encouraged to consult his or her own tax advisor regarding U.S. federal income tax consequences of the sale, exchange or other taxable disposition of the Convertible Notes or common stock. For the purposes of this summary, U.S. Holders and Non-U.S. Holders are referred to collectively as "Holders".

          We encourage Holders to consult their tax advisors regarding the specific consequences of an investment in the Convertible Notes, conversion of the Convertible Notes into our common stock or ownership of our common stock, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Tax Consequences to U.S. Holders of Convertible Notes

          The following is a summary of certain U.S. federal income tax consequences that will apply to you if you are a U.S. Holder. Certain U.S. federal income tax consequences to Non-U.S. Holders are described under "— Tax Consequences to Non-U.S. Holders of Convertible Notes" below.

Payments of interest

          A U.S. Holder generally will be required to recognize interest as ordinary income at the time it is paid or accrued on the Convertible Notes in accordance with its regular method of accounting for U.S. federal income tax purposes.

Additional interest

          We may be required to make payments of additional interest to Holders of the Convertible Notes under certain circumstances described under "Description of the Notes", and if we fail to comply with certain reporting obligations as described under "Description of the Notes — Events of Default; Notice and Waiver". Although the issue is not free from doubt, we intend to take the position that the possibility of such payments should not result in the Convertible Notes being treated as "contingent payment debt instruments", or CPDIs, under the applicable Treasury Regulations. Therefore, if we become obligated to make such payments, we intend to take the position that such payments would be treated as ordinary interest income and taxed as described under "— Payments of interest" above. Our position is not binding on the IRS, and if the IRS were to assert successfully the contrary position that the Convertible Notes were properly treated as CPDIs, a U.S. Holder would be required to accrue interest income based upon a "comparable yield", regardless of the Holder's method of accounting and regardless of the amount of cash interest we actually pay, and such yield likely would be higher than the stated interest on the Convertible Notes. In addition, any gain on the sale, exchange, redemption or other taxable disposition of Convertible Notes treated as CPDIs (including any gain recognized on the conversion of a Convertible Note treated as a CPDI) would be recharacterized as ordinary income instead of capital gain. U.S. Holders should consult their tax advisors regarding the tax consequences of the Convertible Notes being treated as CPDIs. The remainder of this discussion assumes that the Convertible Notes properly are treated as not CPDIs.

Sale, exchange, redemption, retirement or other taxable disposition of the Convertible Notes

          Except as provided below under "— Conversion of the Convertible Notes", upon the sale, exchange, redemption, retirement or other taxable disposition of a Convertible Note, a U.S. Holder generally will recognize capital gain or loss in an amount equal to the difference between (1) the sum of cash plus the fair market value of all other property received on such disposition (except to the extent such cash or property is attributable to accrued but unpaid interest, which, to the extent not previously included in income, generally will be taxable as ordinary income, as discussed above) and (2) its adjusted tax basis in the Convertible Note. A U.S. Holder's adjusted tax basis in a Convertible Note generally will equal the price the U.S. Holder paid for the Convertible Note, reduced by any amortized premium. Such capital gain or loss will be long-term capital gain or loss if, at the time of such taxable disposition, the U.S. Holder has held the Convertible Note for more than one year. Long term capital gains recognized by non-corporate U.S. Holders generally are subject to preferential rates of U.S. federal income taxation. The deductibility of capital losses is subject to limitations.

Conversion of the Convertible Notes

          A U.S. Holder generally will not recognize any gain or loss upon the conversion of the Convertible Notes (other than upon the receipt of cash in lieu of a fractional share, as discussed below). The U.S. Holder's adjusted tax basis in the common stock received in such a conversion generally will be the same as its adjusted tax basis in the Convertible Notes surrendered (including any tax basis that is properly allocable to a fractional share).

          If a U.S. Holder receives cash in lieu of a fractional share, the U.S. Holder will generally be treated as if it received the fractional share and the fractional share was then immediately redeemed for cash. The amount of gain or loss recognized on the receipt of cash in lieu of a fractional share generally will be equal to the difference between the amount of such cash received in respect of the fractional share and the portion of the U.S. Holder's adjusted tax basis in the common stock received in the conversion (as described above) that is properly allocable to the fractional share. The U.S. Holder's tax basis in a fractional share will be determined by allocating its tax basis in the Convertible Notes surrendered between the common stock received upon conversion and the fractional share, in accordance with their respective fair market values.

          Upon the conversion of a Convertible Note, the U.S. Holder will receive a cash payment representing accrued and unpaid interest to, but not including, the conversion date. Such interest generally will be taxable as ordinary income in the manner described above (under "— Tax Consequences to U.S. Holders of Convertible Notes — Payments of interest").

Constructive distributions

          The conversion rate of the Convertible Notes will be adjusted in certain circumstances. Under Section 305(c) of the Code, an adjustment (or the failure to make an adjustment) that has the effect of increasing a U.S. Holder's proportionate interest in our assets or earnings may in some circumstances result in a deemed distribution to such U.S. Holder for U.S. federal income tax purposes. Adjustments to the conversion rate made pursuant to a bona fide reasonable adjustment formula that has the effect of preventing the dilution of the interest of the U.S. Holders of the Convertible Notes, however, generally will not be deemed to result in such a distribution.

          Certain of the possible conversion rate adjustments provided in the Convertible Notes, including adjustments to the conversion rate to compensate holders of the Convertible Notes for distributions of cash to holders of our common stock, will not qualify as being pursuant to such a bona fide reasonable adjustment formula. If such adjustments occur, a U.S. Holder will be deemed to have received a distribution even though it has not received any cash or property as a result of such adjustments. Conversely, if an event occurs that increases the interests of U.S. Holders of the Convertible Notes in our assets or earnings and the conversion rate is not adjusted, the resulting increase in the proportionate interests of U.S. Holders of the Convertible Notes in our assets or earnings could be treated as a deemed distribution to such holders. In addition, if an event occurs that dilutes the interests of U.S. Holders of the Convertible Notes in our assets or earnings and the conversion rate is not adjusted, the resulting increase in the proportionate interests of U.S. Holders of our common stock could be treated as a deemed distribution to those holders of our common stock.

          Generally, deemed distributions on the Convertible Notes would constitute dividends (and would be included in income as ordinary dividend income) to the extent made out of our current and accumulated earnings and profits, as determined under U.S. federal income tax rules. As discussed below, dividends paid by us generally will not be eligible for the dividends-received deduction or the reduced maximum rate applicable to qualified dividend income. However, even if dividends paid by us would be eligible for the dividends-received deduction or the reduced maximum rate applicable to qualified dividend income, it is unclear whether deemed dividends would be so eligible. Distributions in excess of our current and accumulated earnings and profits first will reduce a U.S. Holder's adjusted tax basis in the Convertible Notes and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. Holder. U.S. Holders are urged to consult their tax advisors concerning the tax treatment of such constructive dividends.

          We are currently required to report the amount of any deemed distributions to the IRS and holders of Convertible Notes not exempt from reporting or alternatively on our web site. On April 12, 2016, the IRS proposed regulations addressing the amount and timing of deemed distributions, obligations of withholding agents and filing and notice obligations of issuers. If adopted as proposed, the regulations would generally provide that (i) the amount of a deemed distribution is the excess of the fair market value of the right to acquire common stock immediately after the conversion rate adjustment over the fair market value of the right to acquire common stock without the adjustment, (ii) the deemed distribution occurs at the earlier of the date the adjustment occurs under the terms of the Convertible Notes and the date of the actual distribution of cash or property that results in the deemed distribution, and (iii) we are required to report the amount of any deemed distributions to the IRS and all holders of the Convertible Notes (including holders of the Convertible Notes that would otherwise be exempt from information reporting) or alternatively on our web site. The final regulations will be effective for deemed distributions occurring on or after the date of adoption as final regulations, but holders of the Convertible Notes and withholding agents may rely on them prior to that date under certain circumstances.

          If backup withholding taxes are paid on a U.S. Holder's behalf as a result of a conversion rate adjustment of the Convertible Notes, the withholding agent may set off such payments against payments of cash and common stock received upon conversion of the Convertible Notes. U.S. Holders should consult their tax advisors as to the tax consequences of receiving constructive dividends.

Tax Consequences to Non-U.S. Holders of Convertible Notes

          The following is a summary of certain U.S. federal income tax consequences that will apply to you if you are a Non-U.S. Holder of the Convertible Notes. A beneficial owner of a Convertible Note or common stock that is not a partnership for U.S. federal income tax purposes or a U.S. Holder is referred to herein as a "Non-U.S. Holder".

Payments of interest

          Subject to the discussions below under "— Backup Withholding and Information Reporting" and "— Foreign Account Tax Compliance Act", payments of principal and interest on the Convertible Notes to a Non-U.S. Holder generally will not be subject to U.S. federal income or withholding tax, provided that, in the case of interest the Non-U.S. Holder:

  •
  does not own, actually or constructively, 10.0% or more of the total combined voting power of all classes of our stock entitled to vote;

  •
  is not a controlled foreign corporation with respect to which we are, directly or indirectly, a "related person";

  •
  provides its name and address, and certifies, under penalties of perjury, that it is not a U.S. person (on a properly completed IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, or substantially similar substitute form), or holds its Convertible Notes through certain foreign intermediaries and satisfies the certification requirements of applicable Treasury Regulations; and

  •
  is not engaged in a U.S. trade or business with which such interest is effectively connected, as described below.

          If a Non-U.S. Holder does not qualify for an exemption under these rules, interest income from the Convertible Notes may be subject to withholding tax at the rate of 30.0% (or lower applicable treaty rate).

          If a Non-U.S. Holder is engaged in the conduct of a U.S. trade or business and interest on the Convertible Notes is effectively connected with the conduct of that U.S. trade or business (although exempt from the 30.0% withholding tax so long as the Non-U.S. Holder provides the applicable withholding agent with a properly completed IRS Form W-8ECI or substantially similar substitute form stating that interest on the Convertible Notes is effectively connected with the Non-U.S. Holder's conduct of a U.S. trade or business), such interest will be subject to U.S. federal income tax on a net basis at the rates applicable to U.S. persons generally. In addition, if such Non-U.S. Holder is a foreign corporation, it may also be subject to a 30.0% (or lower applicable treaty rate) branch profits tax on its effectively connected earnings and profits for the taxable year, subject to adjustments.

          A Non-U.S. Holder that is not eligible for relief under one of the exceptions described above may qualify for an exemption from, or a reduced rate of, U.S. federal income and withholding tax under a U.S. income tax treaty. In general, this exemption or reduced rate of tax applies only if the Non-U.S. Holder is eligible for the benefits of an applicable U.S. income tax treaty and provides the applicable withholding agent with a properly completed IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, or substantially similar substitute form.

Sale, exchange, redemption or other taxable disposition of the Convertible Notes

          Subject to the discussions below under "— Backup Withholding and Information Reporting" and "— Foreign Account Tax Compliance Act", any gain recognized on the sale, exchange, redemption or other taxable disposition of the Convertible Notes (except with respect to accrued and unpaid interest, which would be taxed as described under "— Tax Consequences to Non-U.S. Holders of Convertible

Notes — Payments of interest" above) generally will not be subject to U.S. federal income tax unless any of the following is true:

  •
  the Non-U.S. Holder's investment in the Convertible Notes is effectively connected with its conduct of a U.S. trade or business; or

  •
  the Non-U.S. Holder is a nonresident alien individual present in the United States for 183 or more days in the taxable year within which the sale, exchange, redemption or other disposition takes place and certain other requirements are met.

          If a Non-U.S. Holder is a Holder described in the first bullet point above, the net gain derived from the sale, exchange, redemption or other taxable disposition of its Convertible Notes generally will be subject to U.S. federal income tax on a net basis at the rates applicable to U.S. persons generally. In addition, if such Non-U.S. Holder is a foreign corporation, it may also be subject to a 30.0% (or lower applicable treaty rate) branch profits tax on its effectively connected earnings and profits for the taxable year, subject to adjustments. If a Non-U.S. Holder is a Holder described in the second bullet point above, it will be subject to a flat 30.0% U.S. federal income tax on the gain derived from the sale, exchange, redemption or other taxable disposition of its Convertible Notes, which may be offset by U.S. source capital losses, even though it is not considered a resident of the United States.

          Non-U.S. Holders should consult any applicable income tax treaties that may provide for different rules. In addition, Non-U.S. Holders are urged to consult their tax advisors regarding the tax consequences of the purchase, ownership and disposition of the Convertible Notes.

Conversion of the Convertible Notes

          A Non-U.S. Holder generally will not recognize any gain or loss upon the conversion of the Convertible Notes (other than upon the receipt of cash in lieu of a fractional share, which is treated as if the fractional share were issued and received and then immediately redeemed for cash). Such Non-U.S. Holder's adjusted tax basis in the common stock received in such a conversion generally will be the same as its adjusted tax basis in the Convertible Notes surrendered (including any tax basis that is properly allocable to a fractional share). The Non-U.S. Holder's tax basis in a fractional share will be determined by allocating its tax basis in the Convertible Notes surrendered between the common stock received upon conversion and the fractional share, in accordance with their respective fair market values. The Non-U.S. Holder's holding period for such common stock will include its holding period for the Convertible Notes that were converted.

          To the extent a Non-U.S. Holder recognizes any gain on the receipt of cash in lieu of a fractional share, such gain would be taxed as described in "— Tax Consequences to Non-U.S. Holders of Convertible Notes — Sale, exchange, redemption, retirement or other taxable disposition of the Convertible Notes".

          Upon the conversion of a Convertible Note, the U.S. Holder will receive a cash payment representing accrued and unpaid interest to, but not including, the conversion date. Such interest generally will be treated in the manner described above (under "— Tax Consequences to Non-U.S. Holders of Convertible Notes — Payments of interest").

Constructive distributions

          As described above in "— Tax Consequences to U.S. Holders of Convertible Notes — Constructive distributions", certain of the possible conversion rate adjustments provided in the Convertible Notes (or failures to make adjustments to the conversion rate of the Convertible Notes) may result in a deemed distribution to a Non-U.S. Holder of the Convertible Notes or common stock for U.S. federal income tax purposes, notwithstanding the fact that the Non-U.S. Holder did not receive an actual distribution of cash or property. Any such constructive distribution received by a Non-U.S. Holder will be subject to withholding of U.S. federal income tax in the same manner as distributions of our investment company taxable income to Non-U.S. Holders of our common stock as described under "— Taxation of Non-U.S. Stockholders Common Stock". If a withholding agent pays withholding taxes on a Non-U.S. Holder's behalf as a result of a deemed distribution, the withholding agent may, at its option, set off such payments against payments of cash and common stock on the Convertible Notes. Non-U.S. Holders are urged to consult their tax advisors with respect to the U.S. federal income tax consequences resulting from an adjustment to the conversion rate of the Convertible Notes.

Our Election to be Taxed as a RIC

          We have elected to be treated, and intend to comply with the requirements to continue to qualify annually, as a RIC under Subchapter M of the Code. As a RIC, we generally will not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that we timely distribute to our stockholders as dividends. Rather, dividends distributed by us generally will be taxable to our stockholders, and any net operating losses, foreign tax credits and other tax attributes of ours generally will not pass through to our stockholders, subject to special rules for certain items such as net capital gains and qualified dividend income recognized by us. See "— Taxation of U.S. Stockholders" and "— Taxation of Non-U.S. Stockholders" below.

          To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to qualify as a RIC, we must distribute to our stockholders, for each taxable year, at least 90.0% of our "investment company taxable income", which is generally our net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the "Annual Distribution Requirement").

Taxation as a RIC

          If we:

  •
  qualify as a RIC; and

  •
  satisfy the Annual Distribution Requirement,

then we will not be subject to U.S. federal income tax on the portion of our income that is timely distributed (or is deemed to be timely distributed) to our stockholders. If we fail to qualify as a RIC, we will be subject to U.S. federal income tax at the regular corporate rates on our income and capital gains.

          We will be subject to a 4.0% nondeductible U.S. federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98.0% of our net ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income and gain recognized, but not distributed and on which we did not pay corporate-level U.S. federal income tax, in preceding years (the "Excise Tax Avoidance Requirement"). While we intend to make distributions to our stockholders in each taxable year that will be sufficient to avoid any U.S. federal excise tax on our earnings, there can be no assurance that we will be successful in entirely avoiding this tax.

          In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

  •
  continue to qualify as a BDC under the 1940 Act at all times during each taxable year;

  •
  derive in each taxable year at least 90.0% of our gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities or foreign currencies, net income from certain "qualified publicly traded partnerships", or other income derived with respect to our business of investing in such stock or securities (the "90.0% Income Test"); and

  •
  diversify our holdings so that at the end of each quarter of the taxable year:

  •
  at least 50.0% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5.0% of the value of our assets or more than 10.0% of the outstanding voting securities of the issuer; and

  •
  no more than 25.0% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of: (1) one issuer, (2) two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades, or (3) businesses or of certain "qualified publicly traded partnerships" (the "Diversification Tests").

          NMF Holdings is treated as a disregarded entity for U.S. federal income tax purposes. As a result, NMF Holdings will itself not be subject to U.S. federal income tax and, for U.S. federal income tax purposes, we will take into account all of NMF Holdings' assets and items of income, gain, loss, deduction and credit. In the remainder of this discussion, except as otherwise indicated, references to "we", "us", "our" and "NMFC" include NMF Holdings.

          SBIC GP and SBIC LP are treated as disregarded entities for U.S. federal income tax purposes. As a result, both SBIC GP and SBIC LP will themselves not be subject to U.S. federal income tax and, for U.S. federal income tax purposes, we will take into account all of SBIC GP's and SBIC LP's assets and items of income, gain, loss, deduction and credit. In the remainder of this discussion, except as otherwise indicated, references to "we", "us", "our" and "NMFC" include SBIC GP and SBIC LP.

          NMF Ancora, NMF QID and NMF YP are Delaware corporations. NMF Ancora, NMF QID and NMF YP are not consolidated for income tax purposes and may each incur U.S. federal, state and local income tax expense with respect to their respective income and expenses earned from investment activities.

          A RIC is limited in its ability to deduct expenses in excess of its "investment company taxable income" (which is, generally, ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses). If our expenses in a given year exceed our investment company taxable income, we would experience a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years and such net operating losses do not pass through to its stockholders. In addition, expenses can be used only to offset investment company taxable income, not net capital gain. A RIC may not use any net capital losses (that is, realized capital losses in excess of realized capital gains) to offset the RIC's investment company taxable income, but may carry forward such losses, and use them to offset capital gains, indefinitely. Due to these limits on the deductibility of expenses and net capital losses, we may for tax purposes have aggregate taxable income for several years that we are required to distribute and that is taxable to its stockholders even if such income is greater than the aggregate net income we actually earned during those years. In such event, NMFC may liquidate certain of its investments, if necessary. NMFC may recognize gains or losses from such liquidations. In the event that NMFC recognizes net capital gains from such transactions, you may receive a larger capital gain distribution than you would have received in the absence of such transactions.

          For U.S. federal income tax purposes, we may be required to include in our taxable income certain amounts that we have not yet received in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or issued with warrants), we must include in our taxable income in each year the portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in our taxable income other amounts that we have not yet received in cash, such as accruals on a contingent payment debt instrument or deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. Because original issue discount or other amounts accrued will be included in our investment company taxable income for the year of accrual and before we receive any corresponding cash payments, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we would not have received any corresponding cash payment.

          Accordingly, to enable us to satisfy the Annual Distribution Requirement, we may need to sell some of our assets at times or at prices that we would not consider advantageous, we may need to raise additional equity or debt capital or we may need to forego new investment opportunities or otherwise take actions that are disadvantageous to our business (or be unable to take actions that are advantageous to our business). If we are unable to obtain cash from other sources to enable us to satisfy the Annual Distribution Requirement, we may fail to qualify for the U.S. federal income tax benefits allowable to RICs and, thus, become subject to a corporate level U.S. federal income tax (and any applicable state and local taxes).

          Because we intend to use debt financing, we may be prevented by financial covenants contained in our debt financing agreements from making distributions to our shareholders. In addition, under the 1940 Act, we are generally not permitted to make distributions to our shareholders while our debt obligations and other senior securities are outstanding unless certain "asset coverage" tests are met. See "Regulation — Senior Securities" in the accompanying prospectus. Limits on distributions to our shareholders may prevent us from satisfying the Annual Distribution Requirement and, therefore, may jeopardize our qualification for taxation as a RIC, or subject us to the 4.0% U.S. federal excise tax.

          Although we do not presently expect to do so, we may borrow funds and sell assets in order to make distributions to our stockholders that are sufficient for us to satisfy the Annual Distribution Requirement. However, our ability to dispose of assets may be limited by (1) the illiquid nature of our portfolio or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

Failure of NMFC to Qualify as a RIC

          If we fail to satisfy the 90.0% Income Test or the Diversification Tests for any taxable year or quarter of such taxable year, we may nevertheless continue to qualify as a RIC for such year if certain relief provisions of the Code apply (which may, among other things, require us to pay certain corporate-level U.S. federal income taxes or to dispose of certain assets). If we fail to qualify for treatment as a RIC and such relief provisions do not apply to us, we will be subject to U.S. federal income tax on all of our taxable income at regular corporate rates (and also will be subject to any applicable state and local taxes), regardless of whether we make any distributions to our stockholders. Distributions would not be required. However, if distributions were made, any such distributions would be taxable to our stockholders as ordinary dividend income and, subject to certain limitations under the Code, any such distributions may be eligible for the 20.0% maximum rate applicable to non-corporate taxpayers to the extent of our current or accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder's tax basis, and any remaining distributions would be treated as a capital gain.

          Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the non-qualifying year, we could be subject to tax on any unrealized net built-in gains in the assets held by us during the period in which we failed to qualify as a RIC that are recognized during the five-year period after our requalification as a RIC, unless we made a special election to pay corporate-level U.S. federal income tax on such built-in gain at the time of our requalification as a RIC.

We may decide to be taxed as a regular corporation even if we would otherwise qualify as a RIC if we determine that treatment as a corporation for a particular year would be in our best interests.

Investments — General

          Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (1) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (2) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (3) convert lower-taxed long-term capital gains into higher-taxed short-term capital gains or ordinary income, (4) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (5) cause us to recognize income or gains without receipt of a corresponding distribution of cash, (6) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (7) adversely alter the characterization of certain complex financial transactions and (8) produce income that will not be qualifying income for purposes of the 90.0% Income Test. We intend to monitor our transactions and may make certain tax elections to mitigate the potential adverse effect of these provisions, but there can be no assurance that any adverse effects of these provisions will be mitigated.

Passive Foreign Investment Companies

          If we purchase shares in a "passive foreign investment company" (a "PFIC"), we may be subject to U.S. federal income tax on any "excess distribution" received on, or any gain from the disposition of, such shares even if such income is distributed by it as a taxable dividend to its stockholders. Additional charges in the nature of interest generally will be imposed on us in respect of deferred taxes arising from any such excess distribution or gain. If we invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the Code (a "QEF"), in lieu of the foregoing requirements, we will be required to include in income each year our proportionate share of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed by the QEF. Alternatively, we may be able to elect to mark-to-market at the end of each taxable year our shares in a PFIC; in this case, we will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent that any such decrease does not exceed prior increases included in our income. Under either election, we may be required to recognize in a year income in excess of distributions from PFICs and our proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of the 4.0% excise tax. See "— Taxation of NMFC as a RIC" above.

Foreign Currency Transactions

          Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time we accrue income, expenses or other liabilities denominated in a foreign currency and the time we actually collect such income or pay such expenses or liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt obligations denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

          The remainder of this discussion assumes that we qualify as a RIC for each taxable year.

Taxation of U.S. Stockholders

          The following discussion only applies to stockholders that are U.S. Holders (referred to herein as "U.S. stockholders"). Prospective stockholders that are not U.S. Holders (referred to herein as "Non-U.S. stockholders") should refer to "— Taxation of Non-U.S. Stockholders" below.

Distributions

          Distributions by NMFC generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of NMFC's "investment company taxable income" (which is, generally, NMFC's net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of NMFC's current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent that such distributions paid by NMFC to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions ("Qualifying Dividends") may be eligible for a maximum tax rate of 20.0%. In this regard, it is anticipated that distributions paid by NMFC generally will not be attributable to dividends received by NMFC and, therefore, generally will not qualify for the 20.0% maximum rate applicable to Qualifying Dividends. Distributions of NMFC's net capital gains (which are generally NMFC's realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by NMFC as "capital gain dividends" in written statements furnished to its stockholders will be taxable to a U.S. stockholder as long-term capital gains that are currently taxable at a maximum rate of 20.0% in the case of individuals, trusts or estates, regardless of the U.S. stockholder's holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of NMFC's earnings and profits first will reduce a U.S. stockholder's adjusted tax basis in such stockholder's common stock and, after the adjusted tax basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

          NMFC may retain some or all of its realized net long-term capital gains in excess of realized net short-term capital losses, but designate the retained net capital gain as a "deemed distribution". In that case, among other consequences, (i) NMFC will pay tax on the retained amount, (ii) each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and (iii) the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by NMFC. If the amount of tax that NMFC pays on any retained net capital gains with respect to a shareholder l exceeds the tax such shareholder owes on the deemed capital gain distribution, such excess generally may be refunded or claimed as a credit against the U.S. stockholder's other U.S. federal income tax obligations. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder's cost basis for his, her or its common stock. In order to utilize the deemed distribution approach, NMFC must provide written notice to its stockholders prior to the expiration of 60 days after the close of the relevant taxable year. NMFC cannot treat any of its investment company taxable income as a "deemed distribution".

          For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, NMFC may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If NMFC makes such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by NMFC in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by its U.S. stockholders on December 31 of the year in which the dividend was declared.

          If an investor purchases shares of NMFC's common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

          NMFC or the applicable withholding agent will send to each of its U.S. stockholders, as promptly as possible after the end of each calendar year, a notice reporting the amounts includible in such U.S.

stockholder's taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each year's distributions from NMFC generally will be reported to the IRS (including the amount of dividends, if any, that are Qualifying Dividends eligible for the 20.0% maximum rate). Dividends paid by NMFC generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because NMFC's income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder's particular situation.

Dividend reinvestment plan

          Under the dividend reinvestment plan, if a U.S. stockholder owns shares of NMFC's common stock registered in the U.S. stockholder's own name, the U.S. stockholder will have all cash distributions automatically reinvested in additional shares of NMFC's common stock unless the U.S. stockholder opts out of the dividend reinvestment plan by delivering a written, phone or internet notice to the plan administrator at least three days prior to the payment date of the next dividend or distribution. See "Dividend Reinvestment Plan" in the accompanying prospectus. Any distributions reinvested under the plan will nevertheless remain taxable to the U.S. stockholder. The U.S. stockholder will have an adjusted tax basis in the additional shares of NMFC's common stock purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder's account.

Dispositions

          A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder sells or otherwise disposes of his, her or its shares of NMFC's common stock. The amount of gain or loss will be measured by the difference between such stockholder's adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain or loss arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. stockholder has held his, her or its shares for more than one year; otherwise, any such gain or loss will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of NMFC's common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of NMFC's common stock may be disallowed if other shares of NMFC's common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In general, non-corporate U.S. stockholders currently are subject to a maximum U.S. federal income tax rate of 20.0% on their recognized net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in shares of NMFC's common stock. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. In addition, individuals with income in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their "net investment income", which generally includes net income from interest, dividends, annuities, royalties and rents, and net capital gains (other than certain amounts earned from trades or businesses). Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 21.0% rate also applied to ordinary income. Non-corporate U.S. stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate U.S. stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

Tax Shelter Reporting Regulations

          Under applicable Treasury Regulations, if a U.S. stockholder recognizes a loss with respect to NMFC's common stock of $2.0 million or more for a non-corporate U.S. stockholder or $10.0 million or more for a corporate U.S. stockholder in any single taxable year (or a greater loss over a combination of years), the U.S. stockholder must file with the IRS a disclosure statement on Form 8886. Direct U.S. stockholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, U.S. stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to U.S. stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. U.S. stockholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Taxation of Non-U.S. Stockholders

          The following discussion applies only to Non-U.S. stockholders. Whether an investment in shares of NMFC's common stock is appropriate for a Non-U.S. stockholder will depend upon that person's particular circumstances. An investment in shares of NMFC's common stock by a Non-U.S. stockholder may have adverse tax consequences to such Non-U.S. stockholder. Non-U.S. stockholders should consult their tax advisers before investing in NMFC's common stock.

Distributions; dispositions

          Subject to the discussion in "— Foreign Account Tax Compliance Act" below, distributions of NMFC's "investment company taxable income" to Non-U.S. stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of U.S. federal income tax at a 30.0% rate (or lower rate provided by an applicable income tax treaty) to the extent of NMFC's current or accumulated earnings and profits, unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and, if required by an applicable income tax treaty, are attributable to a U.S. permanent establishment of the Non-U.S. stockholder), NMFC will not be required to withhold U.S. federal income tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.)

          Dividends are not subject to withholding of U.S. federal income tax to the extent the dividends were properly reported by NMFC as "interest-related dividends" or "short-term capital gain dividends". Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to withholding of U.S. federal income tax at the source if they had been received directly by a foreign person, and that satisfy certain other requirements. No assurance can be given as to whether any of NMFC's distributions will be of the type that would be eligible for this exemption from withholding tax or, if eligible, will be reported as such by NMFC.

          Subject to the discussion in "— Foreign Account Tax Compliance Act" below, actual or deemed distributions of NMFC's net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of NMFC's common stock, will not be subject to U.S. federal income or withholding tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and, if required by an applicable income tax treaty, are attributable to a U.S. permanent establishment of the Non-U.S. stockholder).

          If NMFC distributes its net capital gains in the form of deemed rather than actual distributions, a Non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder's allocable share of the tax NMFC pays on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return, even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate Non-U.S. stockholder, both distributions (actual or deemed) and gains realized upon the sale of NMFC's common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional "branch profits tax" at a 30.0% rate (or at a lower rate if provided for by an applicable income tax treaty). Accordingly, investment in shares of NMFC's common stock may not be appropriate for a Non-U.S. stockholder.

Dividend reinvestment plan

          Under NMFC's dividend reinvestment plan, if a Non-U.S. stockholder owns shares of NMFC's common stock registered in the Non-U.S. stockholder's own name, the Non-U.S. stockholder will have all cash distributions automatically reinvested in additional shares of NMFC's common stock unless it opts out of the dividend reinvestment plan by delivering a written, phone or internet notice to the plan administrator at least three days prior to the payment date of the next dividend or distribution. See "Dividend Reinvestment Plan" in the accompanying prospectus. If the distribution is a distribution of NMFC's investment company taxable income, is not reported by NMFC as a short-term capital gain dividend or interest-related dividend, if applicable, and is not effectively connected with a U.S. trade or business of the Non-U.S. stockholder (or, if required by an applicable income tax treaty, is not attributable to a U.S. permanent establishment of the Non-U.S. stockholder), the amount distributed (to the extent of NMFC's current or accumulated earnings and profits) will be subject to withholding of U.S. federal income tax at a 30.0% rate (or lower rate provided by an applicable income tax treaty) and only the net after-tax amount will be reinvested in NMFC's common stock. If the distribution is effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and, if required by an applicable income tax treaty, is attributable to a U.S. permanent establishment of the Non-U.S. stockholder), the full amount of the distribution generally will be reinvested in NMFC's common stock and will nevertheless be subject to U.S. federal income tax at the ordinary income rates applicable to U.S. persons. The Non-U.S. stockholder will have an adjusted tax basis in the additional shares of NMFC's common stock purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the Non-U.S. stockholder's account.

Backup Withholding and Information Reporting

U.S. Holders

          Information returns are required to be provided to a U.S. Holder and filed with the IRS in connection with payments or interest (or constructive distributions) on the Convertible Notes, dividends on the common stock and proceeds received from a sale or other disposition of the Convertible Notes or common stock to a U.S. Holder unless the U.S. Holder is an exempt recipient. U.S. Holders may also be subject to backup withholding on these payments in respect of the Convertible Notes or common stock unless such U.S. Holder provides its taxpayer identification number to the applicable withholding agent and otherwise complies with applicable requirements of the backup withholding rules or provides proof of an applicable exemption.

Non-U.S. Holders

          Information returns, including a Form 1042-S, will be filed with the IRS in connection with interest payments on the Convertible Notes, even if the Non-U.S. Holder is exempt from withholding tax. Copies of the information returns reporting the payments and amounts withheld may also be made available to the tax authority in the country where the Non-U.S. Holder is resident under the provisions of an applicable income tax treaty or agreement. In addition, backup withholding tax and certain other information reporting requirements apply to payments of interest and certain reportable payments, unless an exemption applies. Backup withholding and other information reporting will not apply to payments made to a Non-U.S. Holder if the Non-U.S. Holder has provided under penalties of perjury the required certification of such holder's non- United States person status as discussed above (and we do not have actual knowledge or reason to know that the Non-U.S. Holder is a U.S. Holder) or if the Non-U.S. Holder is an exempt recipient. The certification procedures required to claim the exemption from withholding tax on interest described above will satisfy the certification requirements necessary to avoid backup withholding as well.

          If a Non-U.S. Holder sells or redeems a Convertible Note through a U.S. broker or the U.S. office of a foreign broker, the proceeds from such sale or redemption will be subject to information reporting and backup withholding unless such holder provides a withholding certificate or other appropriate documentary evidence establishing that the holder is not a U.S. Holder to the broker and such broker does not have actual knowledge or reason to know that such holder is a U.S. Holder, or the holder is an exempt recipient eligible for an exemption from information reporting and backup withholding. If a Non-U.S. Holder sells or redeems a Convertible Note through the foreign office of a broker who is a U.S. person or has certain enumerated connections with the U.S., the proceeds from such sale or redemption will be subject to information reporting unless the holder provides to such broker a withholding certificate or other documentary evidence establishing that The holder is not a U.S. Holder and such broker does not have actual knowledge or reason to know that such evidence is false, or the holder is an exempt recipient eligible for an exemption from information reporting. In circumstances where information reporting by the foreign office of such a broker is required, backup withholding will be required only if the broker has actual knowledge that the holder is a U.S. Holder.

          A Non-U.S. Holder who is a non-resident alien individual, and who is otherwise subject to withholding of U.S. federal tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. Holder provides us or the dividend paying agent with an IRS Form W-8BEN or IRS Form W-8BEN-E (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. Holder or otherwise establishes an exemption from backup withholding.

          A Non-U.S. Holder should consult its own tax advisor regarding the qualification for an exemption from backup withholding and information reporting and the procedures for obtaining such an exemption, if applicable. The amount of any backup withholding from a payment to a Non-U.S. Holder will be allowed as a credit against the Non-U.S. Holder's U.S. federal income tax liability and may entitle the Non-U.S. Holder to a refund, provided that the required information is timely furnished to the IRS.

Foreign Account Tax Compliance Act

          Sections 1471 through 1474 of the Code (commonly known as "FATCA") generally impose a withholding tax of 30% on (i) certain payments of U.S. source interest, dividends and other fixed or determinable annual or periodical gains, profits, and income and (ii) beginning after December 31, 2018, payments of gross proceeds from the sale, exchange, redemption, retirement or other taxable disposition of property of a type that can produce U.S. source interest or dividends, in each case, to foreign financial institutions ("FFIs") unless such FFIs enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners), or such FFIs reside in a jurisdiction that has entered into an intergovernmental agreement with the IRS to provide such information and such FFIs comply with the terms of such intergovernmental agreement and any enabling legislation or administrative authority with respect to such intergovernmental agreement. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder's account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not financial institutions unless such foreign entities certify that they do not have any greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. FATCA withholding generally applies to interest and constructive dividends on the Convertible Notes and dividends on shares of our common stock. FATCA withholding with respect to the gross proceeds from the sale or other disposition of the Convertible Notes or shares of our common stock will not begin until January 1, 2019. Prospective investors should consult their tax advisors regarding this legislation.

Certain State, Local and Foreign Tax Matters

          We and our stockholders may be subject to state, local or foreign taxation in various jurisdictions in which we or they transact business, own property or reside. The state, local or foreign tax treatment of us and our stockholders may not conform to the U.S. federal income tax treatment discussed above. In particular, our investments in foreign securities may be subject to foreign withholding taxes. The imposition of any such state, local or foreign taxes would reduce cash available for distribution to our stockholders and our stockholders would not be entitled to claim a credit or deduction with respect to such taxes. Prospective investors should consult with their own tax advisers regarding the application and effect of state, local and foreign income and other tax laws on an investment in shares of our common stock.

UNDERWRITING

          Wells Fargo Securities, LLC is acting as representative of each of the underwriters named below. Subject to the terms and conditions set forth in a firm commitment underwriting agreement among us and the underwriters, we have agreed to sell to the underwriters, and each of the underwriters has agreed, severally and not jointly, to purchase from us the principal amount of Convertible Notes set forth opposite its name below.

Underwriter	Principal Amount of Convertible Notes
Wells Fargo Securities, LLC	$100,000,000

Total	$100,000,000

          Subject to the terms and conditions set forth in the underwriting agreement, the underwriters have agreed, severally and not jointly, to purchase all of the Convertible Notes sold under the underwriting agreement if any of the Convertible Notes are purchased. If an underwriter defaults, the underwriting agreement provides that the purchase commitments of the non-defaulting underwriters may be increased or the underwriting agreement may be terminated.

          We have agreed to indemnify the underwriters and their controlling persons against certain liabilities in connection with this offering, including liabilities under the Securities Act, or to contribute to payments the underwriters may be required to make in respect of those liabilities.

          The underwriters are offering the Convertible Notes, subject to prior sale, when, as and if issued to and accepted by them, subject to approval of legal matters by their counsel, including the validity of the Convertible Notes, and other conditions contained in the underwriting agreement, such as the receipt by the underwriters of officer's certificates and legal opinions. The underwriters reserve the right to withdraw, cancel or modify offers to the public and to reject orders in whole or in part.

Commissions and Discounts

          The representatives have advised us that the underwriters propose initially to offer the Convertible Notes to the public at the public offering price set forth on the cover page of this prospectus supplement. After the initial offering, the public offering price or any other term of the offering may be changed.

          The following table shows the per Convertible Note and total underwriting discount to be paid to the underwriters by us. These amounts are shown assuming both no exercise and full exercise of the underwriters' option to purchase up to an additional $15,000,000 principal amount of Convertible Notes.

	No Exercise	Full Exercise
Per Convertible Note	0.50%	0.50%
Total	$500,000	$575,000

          The expenses of the offering, not including the underwriting discount, are estimated at $0.4 million and are payable by us.

Option to Purchase More Convertible Notes

          If the underwriters sell more Convertible Notes than the total principal amount of Convertible Notes set forth in the table above, the underwriters have an option to purchase up to an additional $15,000,000 principal amount of Convertible Notes. They may exercise that option with respect to the

Convertible Notes within a 30-day period from the date of this prospectus supplement. If any Convertible Notes are purchased pursuant to this option, the underwriters will severally purchase such Convertible Notes in approximately the same proportion as set forth in the table above and will offer such Convertible Notes on the same terms as those on which the Convertible Notes are being offered.

Lock-Up Agreements

          We have agreed that we will not (i) offer, sell, contract to sell, pledge, grant any option to purchase, exchange, convert, make any short sale or otherwise dispose, except as provided in the underwriting agreement, of any the Convertible Notes or securities that are substantially similar to the Convertible Notes or our common stock, including but not limited to any options or warrants to purchase shares of our common stock, or any securities that are convertible into or exchangeable for, or that represent the right to receive, our common stock (other than pursuant to a dividend reinvestment plan described in this prospectus supplement and the accompanying prospectus) or (ii) publicly announce an intention to effect any transaction specified in clause (i), without the prior written consent of Wells Fargo Securities, LLC, for a period of 30 days after the date of this prospectus supplement.

          Our directors and certain of our executive officers have agreed that they will not (i) offer, sell, contract to sell, pledge, grant any option to purchase, exchange, convert, make any short sale or otherwise dispose of any shares of our common stock, or any options or warrants to purchase any shares of our common stock, or any securities convertible into, exchangeable for or that represent the right to receive shares of our common stock, whether now owned or hereinafter acquired, owned directly by the such director or executive officer (including holding as a custodian) or with respect to which such director or executive officer has beneficial ownership within the rules of the SEC or (ii) publicly announce an intention to effect any transaction specified in clause (i), without, in each case, the prior written consent of the representatives for a period of 30 days after the date of this prospectus supplement, except that (a) such director or executive officer may transfer common stock as a bona fide gift or gifts, provided that the donee or donees thereof agree to be bound in writing by the restrictions set forth in the lock-up agreement, and (b) such director or executive officer may transfer common stock to any trust for the direct or indirect benefit of such director or executive officer or the immediate family of such director or executive officer, provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth in the lock-up agreement, and provided further that any such transfer shall not involve a disposition for value.

          Wells Fargo Securities, LLC, in its sole discretion, may release the shares of our common stock and other securities subject to the lock-up agreements described above in whole or in part at any time with or without notice. When determining whether or not to release our common stock and other securities from lock-up agreements, Wells Fargo Securities, LLC will consider, among other factors, the holder's reasons for requesting the release, the number of shares of our common stock and other securities for which the release is being requested and market conditions at the time.

Price Stabilization, Short Positions

          In connection with the offering, the underwriters may purchase and sell the Convertible Notes or our common stock in the open market. These transactions may include short sales and purchases on the open market to cover positions created by short sales. Short sales involve the sale by the underwriters of a greater principal amount of Convertible Notes than they are required to purchase in the offering. The underwriters must close out any short position by purchasing Convertible Notes in the open market. A short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the Convertible Notes in the open market after pricing that could adversely affect investors who purchase in the offering. In addition, in these stabilizing transactions the underwriters may purchase our common stock prior to the pricing of this offering and, if market participants short sell the Convertible Notes prior to pricing, the underwriters may purchase Convertible Notes from the short sellers.

          Similar to other purchase transactions, the underwriters' purchases to cover the syndicate short sales may have the effect of raising or maintaining the market price of the Convertible Notes or preventing or retarding a decline in the market price of the Convertible Notes. As a result, the price of the Convertible Notes may be higher than the price that might otherwise exist in the open market.

          The underwriters may also impose a penalty bid. This occurs when a particular underwriter repays to the underwriters a portion of the underwriting discount received by it because the representatives have repurchased Convertible Notes sold by or for the account of such underwriter in stabilizing or short covering transactions.

          Any of these activities may cause the price of the Convertible Notes to be higher than the price that otherwise would exist in the open market in the absence of such transactions. These transactions may be affected in the over-the-counter market or otherwise and, if commenced, may be discontinued at any time without any notice relating thereto.

          Neither we nor any of the underwriters make any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the Convertible Notes. In addition, neither we nor any of the underwriters make any representation that the representatives will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

Electronic Offer, Sale and Distribution of Convertible Notes

          The underwriters may make prospectuses available in electronic (PDF) format. A prospectus in electronic (PDF) format may be made available on a web site maintained by the underwriters, and the underwriters may distribute such prospectuses electronically. The underwriters may allocate a limited principal amount of the Convertible Notes for sale to their online brokerage customers.

Other Relationships

          Certain of the underwriters and their affiliates have engaged, and may in the future engage, in commercial banking, financial advisory, investment banking and other services with us or our affiliates in the ordinary course of their business for which they have received, or may in the future receive, customary fees and commissions.

          The underwriters or their affiliates may also trade in our securities, securities of our portfolio companies or other financial instruments related thereto for their own accounts or for the account of others and may extend loans or financing directly or through derivative transactions to us, our affiliates or any of our portfolio companies.

          We may purchase securities of third parties from the underwriters or their affiliates after the offering. However, we have not entered into any agreement or arrangement regarding the acquisition of any such securities, and we may not purchase any such securities. We would only purchase any such securities if — among other things — we identified securities that satisfied our investment needs and completed our due diligence review of such securities.

          After the date of this prospectus supplement, the underwriters and their affiliates may from time to time obtain information regarding specific portfolio companies or us that may not be available to the general public. Any such information is obtained by the underwriters and their affiliates in the ordinary course of their business and not in connection with the offering of the Convertible Notes. In addition, after the offering period for the sale of the Convertible Notes, the underwriters or their affiliates may develop analyses or opinions related to us, our affiliates or our portfolio companies and buy or sell interests in one or more of our portfolio companies on behalf of their proprietary or client accounts and may engage in competitive activities. There is no obligation on behalf of these parties to disclose their respective analyses, opinions or purchase and sale activities regarding any portfolio company or regarding us to the holders of our Convertible Notes or any other persons.

          In addition, in the ordinary course of their business activities, the underwriters and their affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the accounts of their customers. Such investments and securities activities may involve securities and/or instruments of ours or our affiliates. In particular, certain directly or indirectly held registered broker-dealers, investment advisors, and bank subsidiaries of Wells Fargo & Company, an affiliate of Wells Fargo Securities, LLC, an underwriter in this offering, hold approximately 7.8% of our common stock. Certain of the underwriters or their affiliates that have a lending relationship with us routinely hedge, and certain other of the underwriters or their affiliates may hedge their credit exposure to us consistent with their customary risk management policies. Typically, such underwriters and their affiliates would hedge such exposure by entering into transactions which consist of either the purchase of credit default swaps or the creation of short positions in our securities, including potentially the Convertible Notes offered hereby. Any such credit default swaps or short positions could adversely affect future trading prices of the Convertible Notes offered hereby. The underwriters and their affiliates may also make investment recommendations and/or publish or express independent research views in respect of such securities or financial instruments and may hold, or recommend to clients that they acquire, long and/or short positions in such securities and instruments.

          Proceeds of this offering will be used to repay outstanding indebtedness under our credit facilities. Affiliates of Wells Fargo Securities, LLC are lenders under the Holdings Credit Facility. Accordingly, affiliates of Wells Fargo Securities, LLCmay receive more than 5.0% of the net proceeds of this offering to the extent such proceeds are used to temporarily repay outstanding indebtedness under the Holdings Credit Facility or the NMFC Credit Facility.

          The principal business address of Wells Fargo Securities, LLC is 550 South Tryon Street, Charlotte, NC 28202.

Notice to Prospective Investors in Switzerland

          This prospectus supplement may only be freely circulated, and securities of the issuer may only be freely offered or sold, to regulated financial intermediaries such as banks, securities dealers, fund management companies, asset managers of collective investment schemes and central banks as well as to regulated insurance companies. Circulating this prospectus supplement and offering or selling the Convertible Notes to other persons or entities including qualified investors as defined in the Federal Act on Collective Investment Schemes ("CISA") and its implementing Ordinance ("CISO") may trigger, in particular, (i) licensing/prudential supervision requirements for the distributor and/or the issuer, (ii) a requirement to appoint a representative and paying agent in Switzerland and (iii) the necessity of a written distribution agreement between the representative in Switzerland and the distributor. Accordingly, legal advice should be sought before providing this prospectus supplement to and offering or selling the Convertible Notes to any other persons or entities. This prospectus supplement does not constitute an issuance prospectus pursuant to Articles 652a or 1156 of the Swiss Code of Obligations and may not comply with the information standards required thereunder. The Convertible Notes will not be listed on the SIX Swiss Exchange, and consequently the information presented in this document does not necessarily comply with the information standards set out in the relevant listing rules. The documentation of the issuer has not been and will not be approved by the Swiss Financial Market Supervisory Authority FINMA under the CISA. Therefore, purchasers do not benefit from protection under the CISA or supervision by the FINMA. This prospectus supplement does not constitute investment advice. It may only be used by persons to whom it has been handed out in connection with the Convertible Notes and may neither be copied or directly/indirectly distributed or made available to other persons.

Notice to Prospective Investors in Hong Kong

          The Convertible Notes have not been offered or sold and will not be offered or sold in Hong Kong, by means of any document, other than (a) to "professional investors" as defined in the Securities and Futures Ordinance (Cap. 571) of Hong Kong and any rules made under that Ordinance; or (b) in other circumstances which do not result in the document being a "prospectus" as defined in the Companies Ordinance (Cap. 32) of Hong Kong or which do not constitute an offer to the public within the meaning of that Ordinance. No advertisement, invitation or document relating to the Convertible Notes has been or may be issued or has been or may be in the possession of any person for the purposes of issue, whether in Hong Kong or elsewhere, which is directed at, or the contents of which are likely to be accessed or read by, the public of Hong Kong (except if permitted to do so under the securities laws of Hong Kong) other than with respect to Convertible Notes which are or are intended to be disposed of only to persons outside Hong Kong or only to "professional investors" as defined in the Securities and Futures Ordinance and any rules made under that Ordinance. The contents of this prospectus supplement have not been reviewed by any regulatory authority in Hong Kong. Prospective investors are advised to exercise caution in relation to the offer and to obtain independent professional advice if in any doubt about any of the contents of this prospectus supplement.

Notice to Canadian Investors

          The Convertible Notes may be sold in Canada only to purchasers purchasing, or deemed to be purchasing, as principal that are accredited investors, as defined in National Instrument 45-106 Prospectus Exemptions or subsection 73.3(1) of the Securities Act (Ontario), and are permitted clients, as defined in National Instrument 31-103 Registration Requirements, Exemptions and Ongoing Registrant Obligations. Any resale of the Convertible Notes must be made in accordance with an exemption from, or in a transaction not subject to, the prospectus requirements of applicable securities laws.

          Securities legislation in certain provinces or territories of Canada may provide a purchaser with remedies for rescission or damages if this offering memorandum (including any amendment thereto) contains a misrepresentation, provided that the remedies for rescission or damages are exercised by the purchaser within the time limit prescribed by the securities legislation of the purchaser's province or territory. The purchaser should refer to any applicable provisions of the securities legislation of the purchaser's province or territory for particulars of these rights or consult with a legal advisor.

          Pursuant to section 3A.3 of National Instrument 33-105 Underwriting Conflicts (NI 33-105), the underwriters are not required to comply with the disclosure requirements of NI 33-105 regarding underwriter conflicts of interest in connection with this offering.

 LEGAL MATTERS

          Certain legal matters regarding the Convertible Notes offered hereby will be passed upon for us by Eversheds Sutherland (US) LLP, Washington, District of Columbia. Certain legal matters in connection with the Convertible Notes offered hereby will be passed upon for the underwriters by Fried, Frank, Harris, Shriver & Jacobson LLP, New York, New York. Fried, Frank, Harris, Shriver & Jacobson LLP represents New Mountain Capital, L.L.C. and its portfolio companies from time to time in the ordinary course of business.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          With respect to the unaudited interim financial information of New Mountain Finance Corporation as of June 30, 2018 and for the three and six month periods ended June 30, 2018 and 2017, which is included in this prospectus supplement, Deloitte & Touche LLP, an independent registered public accounting firm, has applied limited procedures in accordance with the standards of the Public Company Accounting Oversight Board (United States) for a review of such information. However, as stated in their report included in this prospectus supplement, they did not audit and they do not express an opinion on that interim financial information. Accordingly, the degree of reliance on their report on such information should be restricted in light of the limited nature of the review procedures applied. Deloitte & Touche LLP are not subject to the liability provisions of Section 11 of the Securities Act for their reports on the unaudited interim financial information because those reports are not "reports" or a "part" of the Registration Statement prepared or certified by an accountant within the meaning of Sections 7 and 11 of the Act.

          The consolidated financial statements and the related information included in the Senior Securities table and the effectiveness of internal control over financial reporting, included in this prospectus supplement, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing herein and elsewhere in the registration statement. Such financial statements and information included in the Senior Securities table have been so included in reliance upon the reports of such firm, given their authority as experts in accounting and auditing.

          The principal business address of Deloitte & Touche LLP is 30 Rockefeller Center Plaza, New York, New York 10112.

AVAILABLE INFORMATION

          We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the Convertible Notes offered by this prospectus supplement and the accompanying prospectus. The registration statement contains additional information about us and the Convertible Notes being offered by this prospectus supplement and the accompanying prospectus.

          We are required to file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, District of Columbia 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC's website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, 100 F Street, N.E., Washington, District of Columbia 20549. This information will also be available free of charge by contacting us at 787 Seventh Avenue, 48th Floor, New York, New York 10019, by telephone at (212) 720-0300, or on our website at http://www.newmountainfinance.com. Information contained on our website or on the SEC's web site about us is not incorporated into this prospectus supplement and the accompanying prospectus and you should not consider information contained on our website or on the SEC's website to be part of this prospectus supplement and the accompanying prospectus.

INDEX TO FINANCIAL STATEMENTS

INTERIM FINANCIAL STATEMENTS FOR THE QUARTER ENDED JUNE 30, 2018

F-1

New Mountain Finance Corporation
Consolidated Statements of Assets and Liabilities
(in thousands, except shares and per share data)
(unaudited)

	June 30, 2018	December 31, 2017
Assets
Investments at fair value
Non-controlled/non-affiliated investments (cost of $1,579,140 and $1,438,889, respectively)	$1,584,412	$1,462,182
Non-controlled/affiliated investments (cost of $172,898 and $180,380, respectively)	184,376	178,076
Controlled investments (cost of $308,628 and $171,958, respectively)	329,230	185,402

Total investments at fair value (cost of $2,060,666 and $1,791,227, respectively)	2,098,018	1,825,660
Securities purchased under collateralized agreements to resell (cost of $30,000 and $30,000, respectively)	25,200	25,212
Cash and cash equivalents	33,948	34,936
Interest and dividend receivable	42,397	31,844
Receivable from affiliates	952	343
Other assets	5,426	10,023

Total assets	$2,205,941	$1,928,018

Liabilities
Borrowings
Holdings Credit Facility	$390,463	$312,363
Unsecured Notes	235,000	145,000
SBA-guaranteed debentures	163,000	150,000
Convertible Notes	155,357	155,412
NMFC Credit Facility	150,000	122,500
Deferred financing costs (net of accumulated amortization of $19,229 and $16,578, respectively)	(15,109)	(15,777)

Net borrowings	1,078,711	869,498
Payable for unsettled securities purchased	29,903	—
Management fee payable	22,240	7,065
Incentive fee payable	19,535	6,671
Interest payable	7,099	5,107
Payable to affiliates	2,488	863
Deferred tax liability	1,878	894
Other liabilities	11,441	2,945

Total liabilities	1,173,295	893,043
Commitments and contingencies (See Note 9)
Net assets
Preferred stock, par value $0.01 per share, 2,000,000 shares authorized, none issued	—	—
Common stock, par value $0.01 per share, 100,000,000 shares authorized, 76,106,372 and 75,935,903 shares issued and outstanding, respectively	761	759
Paid in capital in excess of par	1,055,796	1,053,468
Accumulated undistributed net investment income	38,986	39,165
Accumulated undistributed net realized losses on investments	(83,084)	(76,681)
Net unrealized appreciation (depreciation) (net of provision for taxes of $1,878 and $894, respectively)	20,187	18,264

Total net assets	$1,032,646	$1,034,975

Total liabilities and net assets	$2,205,941	$1,928,018

Number of shares outstanding	76,106,372	75,935,093
Net asset value per share	$13.57	$13.63

F-2

New Mountain Finance Corporation
Consolidated Statements of Operations
(in thousands, except shares and per share data)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2018	June 30, 2017	June 30, 2018	June 30, 2017
Investment income
From non-controlled/non-affiliated investments:
Interest income	$38,510	$36,518	$73,946	$69,394
Dividend income	—	120	486	159
Non-cash dividend income	1,439	1	2,763	13
Other income	1,013	2,084	3,881	4,349
From non-controlled/affiliated investments:
Interest income	210	712	312	1,359
Dividend income	791	842	1,636	1,846
Non-cash dividend income	4,017	3,987	8,026	4,631
Other income	912	296	1,214	594
From controlled investments:
Interest income	1,370	409	2,571	884
Dividend income	4,591	3,867	8,830	8,080
Non-cash dividend income	1,508	853	2,962	1,674
Other income	237	330	860	343

Total investment income	54,598	50,019	107,487	93,326

Expenses
Incentive fee	6,430	6,449	12,864	11,857
Management fee	9,301	8,275	17,993	15,889
Interest and other financing expenses	12,824	9,045	24,114	17,421
Professional fees	708	722	1,402	1,572
Administrative expenses	822	662	1,761	1,370
Other general and administrative expenses	518	402	928	868

Total expenses	30,603	25,555	59,062	48,977
Less: management and incentive fees waived (See Note 5)	(1,495)	(1,485)	(2,817)	(4,641)
Less: expenses waived and reimbursed (See Note 5)	(276)	(4)	(276)	(474)

Net expenses	28,832	24,066	55,969	43,862

Net investment income before income taxes	25,766	25,953	51,518	49,464
Income tax expense	45	155	61	235

Net investment income	25,721	25,798	51,457	49,229
Net realized (losses) gains:
Non-controlled/non-affiliated investments	(6,609)	(26,453)	(6,403)	(25,627)
Net change in unrealized appreciation (depreciation):
Non-controlled/non-affiliated investments	(14,500)	26,631	(18,021)	34,610
Non-controlled/affiliated investments	8,270	(298)	10,079	(594)
Controlled investments	11,317	1,519	10,861	41
Securities purchased under collateralized agreements to resell	—	(33)	(12)	(833)
(Provision) benefit for taxes	(1,066)	164	(984)	919

Net realized and unrealized gains (losses)	(2,588)	1,530	(4,480)	8,516

Net increase in net assets resulting from operations	$23,133	$27,328	$46,977	$57,745

Basic earnings per share	$0.30	$0.36	$0.62	$0.80
Weighted average shares of common stock outstanding — basic (See Note 11)	75,938,857	75,383,387	75,936,986	72,566,825
Diluted earnings per share	$0.29	$0.34	$0.58	$0.74
Weighted average shares of common stock outstanding — diluted (See Note 11)	85,762,984	85,207,514	85,761,113	82,390,952
Distributions declared and paid per share	$0.34	$0.34	$0.68	$0.68

F-3

New Mountain Finance Corporation
Consolidated Statements of Changes in Net Assets
(in thousands, except shares and per share data)
(unaudited)

	Six Months Ended
	June 30, 2018	June 30, 2017
Increase (decrease) in net assets resulting from operations:
Net investment income	$51,457	$49,229
Net realized losses on investments	(6,403)	(25,627)
Net change in unrealized appreciation of investments	2,919	34,057
Net change in unrealized depreciation of securities purchased under collateralized agreements to resell	(12)	(833)
(Provision) benefit for taxes	(984)	919

Net increase in net assets resulting from operations	46,977	57,745

Capital transactions
Net proceeds from shares sold	—	81,478
Deferred offering costs	—	(172)
Distributions declared to stockholders from net investment income	(51,636)	(49,398)
Reinvestment of distributions	2,330	3,208
Other	—	(81)

Total net (decrease) increase in net assets resulting from capital transactions	(49,306)	35,035

Net (decrease) increase in net assets	(2,329)	92,780
Net assets at the beginning of the period	1,034,975	938,562

Net assets at the end of the period	$1,032,646	$1,031,342

Capital share activity
Shares sold	—	5,750,000
Shares issued from the reinvestment of distributions	171,279	180,451
Shares reissued from repurchase program in connection with the reinvestment of distributions	—	37,573

Net increase in shares outstanding	171,279	5,968,024

F-4

New Mountain Finance Corporation
Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Six Months Ended
	June 30, 2018	June 30, 2017
Cash flows from operating activities
Net increase in net assets resulting from operations	$46,977	$57,745
Adjustments to reconcile net (increase) decrease in net assets resulting from operations to net cash provided by (used in) operating activities:
Net realized losses on investments	6,403	25,627
Net change in unrealized appreciation of investments	(2,919)	(34,057)
Net change in unrealized depreciation of securities purchased under collateralized agreements to resell	12	833
Amortization of purchase discount	(2,592)	(2,495)
Amortization of deferred financing costs	2,651	1,991
Amortization of premium on Convertible Notes	(55)	(55)
Non-cash investment income	(8,559)	(3,864)
(Increase) decrease in operating assets:
Purchase of investments and delayed draw facilities	(549,417)	(607,755)
Proceeds from sales and paydowns of investments	296,835	330,586
Cash received for purchase of undrawn portion of revolving credit or delayed draw facilities	588	189
Cash paid for purchase of drawn portion of revolving credit facilities	(11,631)	—
Cash paid on drawn revolvers	(11,004)	(7,344)
Cash repayments on drawn revolvers	9,938	2,897
Interest and dividend receivable	(10,553)	(6,822)
Receivable from unsettled securities sold	—	990
Receivable from affiliates	(609)	(32)
Other assets	4,597	(1,543)
Increase (decrease) in operating liabilities:
Payable for unsettled securities purchased	29,903	21,411
Management fee payable	15,175	7,196
Incentive fee payable	12,864	4,312
Interest payable	1,992	229
Payable to affiliates	1,625	525
Deferred tax liability	984	(919)
Other liabilities	8,469	(845)

Net cash flows used in operating activities	(158,326)	(211,200)

Cash flows from financing activities
Net proceeds from shares sold	—	81,478
Distributions paid	(49,306)	(46,190)
Offering costs paid	(40)	(289)
Proceeds from Holdings Credit Facility	152,500	278,200
Repayment of Holdings Credit Facility	(74,400)	(283,000)
Proceeds from Unsecured Notes	90,000	55,000
Proceeds from SBA-guaranteed debentures	13,000	5,000
Proceeds from NMFC Credit Facility	120,000	232,100
Repayment of NMFC Credit Facility	(92,500)	(119,600)
Deferred financing costs paid	(1,916)	(1,009)
Other	—	(81)

Net cash flows provided by financing activities	157,338	201,609

Net decrease in cash and cash equivalents	(988)	(9,591)
Cash and cash equivalents at the beginning of the period	34,936	45,928

Cash and cash equivalents at the end of the period	$33,948	$36,337

Supplemental disclosure of cash flow information
Cash interest paid	$18,871	$14,567
Income taxes paid	216	175
Non-cash operating activities:
Non-cash activity on investments	$1,346	$—
Non-cash financing activities:
Value of shares issued in connection with the distribution reinvestment plan	$2,330	$2,648
Value of shares reissued from repurchase program in connection with the distribution reinvestment plan	—	560
Accrual for offering costs	904	1,095
Accrual for deferred financing costs	170	128
F-5

New Mountain Finance Corporation
Consolidated Schedule of Investments
June 30, 2018
(in thousands, except shares)
(unaudited)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(9)	Acquisition Date	Maturity / Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets
Non-Controlled/Non-Affiliated Investments

Funded Debt Investments — Canada
Dentalcorp Perfect Smile ULC**
Healthcare Services	Second lien(3)	9.59% (L+ 7.50%/M)	6/1/2018	6/8/2026	$18,000	$17,820	$17,820	1.73%

Total Funded Debt Investments — Canada					$18,000	$17,820	$17,820	1.73%

Funded Debt Investments — United Kingdom
Shine Acquisition Co. S.à.r.l / Boing US Holdco Inc.**
Consumer Services	Second lien(3)	9.86% (L + 7.50%/Q)	9/25/2017	10/3/2025	$43,853	$43,604	$43,990	4.26%
Air Newco LLC**
Software	First lien(2)	6.78% (L + 4.75%/M)	5/25/2018	5/31/2024	20,176	20,125	20,276	1.96%

Total Funded Debt Investments — United Kingdom					$64,029	$63,729	$64,266	6.22%

Funded Debt Investments — United States
Benevis Holding Corp.
Healthcare Services	First lien(2)(10)	8.66% (L + 6.32%/Q)	3/15/2018	3/15/2024	$58,676	$58,676	$58,676
	First lien(3)(10)	8.66% (L + 6.32%/Q)	3/15/2018	3/15/2024	20,639	20,639	20,639

					79,315	79,315	79,315	7.68%

Integro Parent Inc.
Business Services	First lien(2)	8.06% (L + 5.75%/Q)	10/9/2015	10/31/2022	51,509	51,181	51,251
	Second lien(3)	11.56% (L + 9.25%/Q)	10/9/2015	10/30/2023	10,000	9,925	9,950

					61,509	61,106	61,201	5.93%

AmWINS Group, Inc.
Business Services	Second lien(3)	8.84% (L + 6.75%/M)	1/19/2017	1/25/2025	57,000	56,815	57,570	5.57%
Alegeus Technologies, LLC
Healthcare Services	Second lien(3)(10)	10.83% (L + 8.50%/Q)	4/28/2017	10/30/2023	23,500	23,500	23,500
	Second lien(4)(10)	10.83% (L + 8.50%/Q)	4/28/2017	10/30/2023	22,500	22,500	22,500

					46,000	46,000	46,000	4.45%

Quest Software US Holdings Inc.
Software	Second lien(2)	10.58% (L + 8.25%/Q)	5/17/2018	5/18/2026	43,697	43,263	43,806	4.24%
VetCor Professional Practices LLC
Consumer Services	First lien(4)	10.25% (P + 5.25%/M)	5/15/2015	4/20/2021	19,013	18,914	19,013
	First lien(2)	10.25% (P + 5.25%/M)	5/15/2015	4/20/2021	7,674	7,579	7,674
	First lien(3)	10.25% (P + 5.25%/M)	2/24/2017	4/20/2021	5,975	5,877	5,975
	First lien(4)	10.25% (P + 5.25%/M)	5/15/2015	4/20/2021	2,637	2,622	2,637
	First lien(3)(11) — Drawn	10.25% (P + 5.25%/M)	6/24/2016	4/20/2021	1,877	1,862	1,877
	First lien(2)	10.25% (P + 5.25%/M)	3/31/2016	4/20/2021	1,623	1,601	1,623
	First lien(3)(11) — Drawn	10.25% (P + 5.25%/M)	12/29/2017	4/20/2021	1,395	1,381	1,395
	First lien(4)	10.25% (P + 5.25%/M)	5/15/2015	4/20/2021	493	486	493

					40,687	40,322	40,687	3.94%

Salient CRGT Inc.
Federal Services	First lien(2)	7.84% (L + 5.75%/M)	1/6/2015	2/28/2022	39,616	39,206	40,210	3.89%
Tenawa Resource Holdings LLC(13)
Tenawa Resource Management LLC
Energy	First lien(3)(10)	10.50% (Base + 8.00%/Q)	5/12/2014	10/30/2024	39,700	39,639	39,700	3.84%
NM GRC Holdco, LLC
Business Services	First lien(2)(10)	7.83% (L + 5.50%/Q)	2/9/2018	2/9/2024	38,930	38,746	38,735	3.75%
Frontline Technologies Group Holdings, LLC
Education	First lien(4)(10)	8.59% (L + 6.50%/M)	9/18/2017	9/18/2023	22,500	22,349	22,185
	First lien(2)(10)	8.59% (L + 6.50%/M)	9/18/2017	9/18/2023	16,666	16,555	16,433

					39,166	38,904	38,618	3.74%

F-6

New Mountain Finance Corporation
Consolidated Schedule of Investments
June 30, 2018
(in thousands, except shares)
(unaudited)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(9)	Acquisition Date	Maturity / Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets
Kronos Incorporated
Software	Second lien(2)	10.61% (L + 8.25%/Q)	10/26/2012	11/1/2024	$36,000	$35,533	$37,305	3.61%
Valet Waste Holdings, Inc.
Business Services	First lien(2)(10)	8.34% (L + 6.25%/M)	9/24/2015	9/24/2021	29,175	28,958	29,175
	First lien(2)(10)	8.34% (L + 6.25%/M)	7/27/2017	9/24/2021	3,713	3,683	3,713
	First lien(3)(10)(11) — Drawn	9.09% (L + 7.00%/M)	9/24/2015	9/24/2021	1,350	1,333	1,350

					34,238	33,974	34,238	3.32%

Navicure, Inc.
Healthcare Services	Second lien(3)	9.59% (L + 7.50%/M)	10/23/2017	10/31/2025	31,470	31,386	31,627	3.06%
Severin Acquisition, LLC
Software	Second lien(3)(10)	11.11% (L + 8.75%/Q)	2/1/2017	7/29/2022	14,518	14,375	14,663
	Second lien(4)(10)	11.11% (L + 8.75%/Q)	7/31/2015	7/29/2022	5,000	4,967	5,000
	Second lien(4)(10)	11.11% (L + 8.75%/Q)	11/5/2015	7/29/2022	4,154	4,126	4,154
	Second lien(4)(10)	11.61% (L + 9.25%/Q)	2/1/2016	7/29/2022	3,273	3,250	3,273
	Second lien(3)(10)	11.36% (L + 9.00%/Q)	10/14/2016	7/29/2022	2,361	2,343	2,361
	Second lien(3)(10)	11.61% (L + 9.25%/Q)	8/8/2016	7/29/2022	1,825	1,811	1,825
	Second lien(4)(10)	11.61% (L + 9.25%/Q)	8/8/2016	7/29/2022	300	298	300

					31,431	31,170	31,576	3.06%

TDG Group Holding Company
Consumer Services	First lien(2)(10)	7.83% (L + 5.50%/Q)	5/22/2018	5/31/2024	30,263	30,114	30,112
	First lien(3)(10)(11) — Drawn	7.59% (L + 5.50%/M)	5/22/2018	5/31/2024	504	502	502

					30,767	30,616	30,614	2.96%

Ansira Holdings, Inc.
Business Services	First lien(2)	7.86% (L + 5.75%/M)	12/19/2016	12/20/2022	25,790	25,688	25,725
	First lien(3)	7.86% (L + 5.75%/M)	4/16/2018	12/20/2022	2,097	2,088	2,092
	First lien(3)(11) — Drawn	7.73% (L + 5.75%/M)	12/19/2016	12/20/2022	826	823	824

					28,713	28,599	28,641	2.77%

Wirepath LLC
Distribution & Logistics	First lien(2)	6.83% (L + 4.50%/Q)	7/31/2017	8/5/2024	27,592	27,468	27,747	2.69%
Trader Interactive, LLC
Business Services	First lien(2)(10)	7.84% (L + 5.75%/M)	6/15/2017	6/17/2024	27,054	26,875	27,054	2.62%
SW Holdings, LLC
Business Services	Second lien(4)(10)	11.08% (L + 8.75%/Q)	6/30/2015	12/30/2021	18,161	18,037	18,210
	Second lien(3)(10)	11.08% (L + 8.75%/Q)	4/16/2018	12/30/2021	6,181	6,122	6,198

					24,342	24,159	24,408	2.36%

Keystone Acquisition Corp.
Healthcare Services	First lien(2)	7.58% (L + 5.25%/Q)	5/10/2017	5/1/2024	19,850	19,677	19,838
	Second lien(3)	11.58% (L + 9.25%/Q)	5/10/2017	5/1/2025	4,500	4,458	4,534

					24,350	24,135	24,372	2.36%

iPipeline, Inc. (Internet Pipeline, Inc.)
Software	First lien(4)(10)	9.35% (L + 7.25%/M)	8/4/2015	8/4/2022	17,451	17,337	17,451
	First lien(4)(10)	8.34% (L + 6.25%/M)	6/16/2017	8/4/2022	4,554	4,535	4,554
	First lien(2)(10)	8.34% (L + 6.25%/M)	9/25/2017	8/4/2022	1,155	1,150	1,155
	First lien(4)(10)	8.34% (L + 6.25%/M)	9/25/2017	8/4/2022	508	506	508

					23,668	23,528	23,668	2.29%

AAC Holding Corp.
Education	First lien(2)(10)	10.24% (L + 8.25%/M)	9/30/2015	9/30/2020	22,782	22,611	22,782	2.21%
EN Engineering, LLC
Business Services	First lien(2)(10)	8.09% (L + 6.00%/M)	7/30/2015	6/30/2021	20,786	20,670	20,786
	First lien(2)(10)	8.09% (L + 6.00%/M)	7/30/2015	6/30/2021	1,202	1,195	1,202

					21,988	21,865	21,988	2.13%

Avatar Topco, Inc.(23)
EAB Global, Inc.
Education	Second lien(3)	10.00% (L + 7.50%/Q)	11/17/2017	11/17/2025	21,450	21,146	21,021	2.04%
Brave Parent Holdings, Inc.
Software	Second lien(5)	9.83% (L + 7.50%/Q)	4/17/2018	4/17/2026	20,231	20,132	20,332	1.97%
Help/Systems Holdings, Inc.
Software	Second lien(5)	9.84% (L + 7.75%/M)	3/23/2018	3/27/2026	20,231	20,132	20,244	1.96%

F-7

New Mountain Finance Corporation
Consolidated Schedule of Investments
June 30, 2018
(in thousands, except shares)
(unaudited)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(9)	Acquisition Date	Maturity / Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets
TWDiamondback Holdings Corp.(15)
Diamondback Drugs of Delaware, L.L.C. (TWDiamondback II Holdings LLC)
Distribution & Logistics	First lien(4)(10)	10.84% (L + 8.75%/M)	11/19/2014	11/19/2019	$17,891	$17,891	$17,891
	First lien(3)(10)	10.84% (L + 8.75%/M)	11/19/2014	11/19/2019	1,491	1,491	1,491
	First lien(4)(10)	10.84% (L + 8.75%/M)	11/19/2014	11/19/2019	418	418	418

					19,800	19,800	19,800	1.92%

DiversiTech Holdings, Inc.
Distribution & Logistics	Second lien(3)	9.84% (L + 7.50%/Q)	5/18/2017	6/2/2025	19,500	19,324	19,793	1.92%
AgKnowledge Holdings Company, Inc.
Business Services	Second lien(2)(10)	10.35% (L + 8.25%/M)	7/23/2014	7/23/2020	18,500	18,425	18,500	1.79%
DCA Investment Holding, LLC
Healthcare Services	First lien(2)(10)	7.58% (L + 5.25%/Q)	7/2/2015	7/2/2021	17,363	17,269	17,363
	First lien(3)(10)(11) — Drawn	7.58% (L + 5.25%/Q)	12/20/2017	7/2/2021	505	387	505

					17,868	17,656	17,868	1.73%

BackOffice Associates Holdings, LLC
Business Services	First lien(2)(10)	9.60% (L + 7.50%/M)	8/25/2017	8/25/2023	18,445	18,302	17,578	1.70%
VF Holding Corp.
Software	Second lien(3)(10)	11.09% (L + 9.00%/M)	7/7/2016	6/28/2024	17,086	17,377	17,427	1.69%
TIBCO Software Inc.
Software	Subordinated(3)	11.38%/S	11/24/2014	12/1/2021	15,000	14,744	16,219	1.57%
Hill International, Inc.**
Business Services	First lien(2)(10)	8.08% (L + 5.75%/Q)	6/21/2017	6/21/2023	15,642	15,575	15,642	1.52%
FR Arsenal Holdings II Corp.
Business Services	First lien(2)(10)	9.63% (L + 7.25%/Q)	9/29/2016	9/8/2022	15,278	15,156	15,306	1.48%
OEConnection LLC
Business Services	Second lien(3)	10.10% (L + 8.00%/M)	11/22/2017	11/22/2025	15,160	14,962	15,160	1.47%
Netsmart Inc. / Netsmart Technologies, Inc.
Healthcare Information Technology	Second lien(2)	11.57% (L + 9.50%/M)	4/18/2016	10/19/2023	15,000	14,705	15,075	1.46%
Xactly Corporation
Software	First lien(4)(10)	9.35% (L + 7.25%/M)	7/31/2017	7/29/2022	14,690	14,563	14,543	1.41%
Transcendia Holdings, Inc.
Packaging	Second lien(3)	10.09% (L + 8.00%/M)	6/28/2017	5/30/2025	14,500	14,318	14,391	1.39%
Peraton Holding Corp. (fka MHVC Acquisition Corp.)
Federal Services	First lien(2)	7.59% (L + 5.25%/Q)	4/25/2017	4/29/2024	13,959	13,919	14,064	1.36%
NorthStar Financial Services Group, LLC
Software	Second lien(5)	9.59% (L + 7.50%/M)	5/23/2018	5/25/2026	13,450	13,417	13,652	1.32%
TW-NHME Holdings Corp.(20)
National HME, Inc.
Healthcare Services	Second lien(3)(10)	11.55% (L + 9.25%/Q)(24)	7/14/2015	7/14/2022	27,300	27,061	13,650	1.32%
Castle Management Borrower LLC
Business Services	First lien(2)(10)	8.85% (L + 6.50%/Q)	5/31/2018	2/15/2024	13,413	13,346	13,346	1.29%
Project Accelerate Parent, LLC
Business Services	Second lien(3)(10)	10.50% (L + 8.50%/M)	1/2/2018	1/2/2026	13,473	13,311	13,305	1.29%
Ministry Brands, LLC
Software	Second lien(3)(10)	11.75% (L + 9.25%/Q)	12/7/2016	6/2/2023	7,840	7,792	7,840
	First lien(3)	6.10% (L + 4.00%/M)	12/7/2016	12/2/2022	2,978	2,966	2,978
	Second lien(3)(10)	11.75% (L + 9.25%/Q)	12/7/2016	6/2/2023	2,160	2,147	2,160
	First lien(3)(10)(11) — Drawn	7.10% (L + 5.00%/M)	12/7/2016	12/2/2022	300	299	300

					13,278	13,204	13,278	1.29%

F-8

New Mountain Finance Corporation
Consolidated Schedule of Investments
June 30, 2018
(in thousands, except shares)
(unaudited)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(9)	Acquisition Date	Maturity / Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets
PPVA Black Elk (Equity) LLC
Business Services	Subordinated(3)(10)	—	5/3/2013	—	$14,500	$14,500	$12,180	1.18%
SSH Group Holdings, Inc.
Education	First lien(2)(10)	7.45% (L + 5.00%/Q)	10/13/2017	10/2/2024	8,365	8,326	8,365
	Second lien(3)(10)	11.45% (L + 9.00%/Q)	10/13/2017	10/2/2025	3,363	3,331	3,430

					11,728	11,657	11,795	1.14%

CHA Holdings, Inc.
Business Services	Second lien(4)	10.84% (L + 8.75%/Q)	4/3/2018	4/10/2026	7,012	6,943	7,047
	Second lien(3)	10.84% (L + 8.75%/Q)	4/3/2018	4/10/2026	4,453	4,409	4,475

					11,465	11,352	11,522	1.12%

Zywave, Inc.
Software	Second lien(4)(10)	11.33% (L + 9.00%/Q)	11/22/2016	11/17/2023	11,000	10,932	11,006
	First lien(3)(10)(11) — Drawn	7.09% (L + 5.00%/M)	11/22/2016	11/17/2022	470	466	470

					11,470	11,398	11,476	1.11%

QC McKissock Investment, LLC(14)
McKissock, LLC
Education	First lien(2)(10)	8.08% (L + 5.75%/Q)	8/6/2014	8/5/2021	6,383	6,358	6,383
	First lien(2)(10)	8.08% (L + 5.75%/Q)	8/6/2014	8/5/2021	3,043	3,033	3,043
	First lien(2)(10)	8.08% (L + 5.75%/Q)	8/6/2014	8/5/2021	982	978	982
	First lien(2)(10)	8.08% (L + 5.75%/Q)	5/23/2018	8/5/2021	575	565	575

					10,983	10,934	10,983	1.06%

Amerijet Holdings, Inc.
Distribution & Logistics	First lien(4)(10)	10.10% (L + 8.00%/M)	7/15/2016	7/15/2021	9,294	9,248	9,326
	First lien(4)(10)	10.10% (L + 8.00%/M)	7/15/2016	7/15/2021	1,549	1,541	1,554

					10,843	10,789	10,880	1.05%

Vectra Co.
Business Products	Second lien(3)	9.34% (L + 7.25%/M)	2/23/2018	3/8/2026	10,788	10,749	10,829	1.05%
Masergy Holdings, Inc.
Business Services	Second lien(2)	9.83% (L + 7.50%/Q)	12/14/2016	12/16/2024	10,500	10,449	10,561	1.02%
Idera, Inc.
Software	Second lien(4)	11.10% (L + 9.00%/M)	6/27/2017	6/27/2025	10,000	9,862	10,150	0.98%
FPC Holdings, Inc.
Distribution & Logistics	Second lien(3)	11.09% (L + 9.00%/M)	3/28/2018	5/19/2023	10,116	9,725	10,103	0.98%
WD Wolverine Holdings, LLC
Healthcare Services	First lien(2)	7.59% (L + 5.50%/M)	2/22/2017	8/16/2022	9,663	9,414	9,566	0.93%
J.D. Power (fka J.D. Power and Associates)
Business Services	Second lien(3)	10.59% (L + 8.50%/M)	6/9/2016	9/7/2024	9,333	9,235	9,462	0.92%
JAMF Holdings, Inc.
Software	First lien(3)(10)	10.36% (L + 8.00%/Q)	11/13/2017	11/11/2022	8,757	8,679	8,670	0.84%
Pathway Vet Alliance LLC (fka Pathway Partners Vet Management Company LLC)
Consumer Services	Second lien(4)	10.09% (L + 8.00%/M)	10/4/2017	10/10/2025	7,597	7,561	7,559
	Second lien(4)	10.09% (L + 8.00%/M)	10/4/2017	10/10/2025	403	401	401

					8,000	7,962	7,960	0.77%

Affinity Dental Management, Inc.
Healthcare Services	First lien(2)(10)	8.30% (L + 6.00%/Q)	9/15/2017	9/15/2023	4,344	4,305	4,301
	First lien(3)(10)(11) — Drawn	8.50% (L + 6.00%/Q)	9/15/2017	9/15/2023	3,265	3,241	3,240

					7,609	7,546	7,541	0.73%

Autodata, Inc. (Autodata Solutions, Inc.)
Business Services	Second lien(3)	9.34% (L + 7.25%/M)	12/12/2017	12/12/2025	7,406	7,388	7,503	0.73%
MH Sub I, LLC (Micro Holding Corp.)
Software	Second lien(3)	9.59% (L + 7.50%/M)	8/16/2017	9/15/2025	7,000	6,935	7,053	0.68%

F-9

New Mountain Finance Corporation
Consolidated Schedule of Investments
June 30, 2018
(in thousands, except shares)
(unaudited)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(9)	Acquisition Date	Maturity / Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets
DG Investment Intermediate Holdings 2, Inc. (aka Convergint Technologies Holdings, LLC)
Business Services	Second lien(3)	9.08% (L + 6.75%/Q)	1/29/2018	2/2/2026	$6,732	$6,700	$6,817	0.66%
DigiCert Holdings, Inc.
Business Services	Second lien(3)	10.09% (L + 8.00%/M)	9/20/2017	10/31/2025	6,898	6,865	6,790	0.66%
CP VI Bella Midco, LLC
Healthcare Services	Second lien(3)	8.84% (L + 6.75%/M)	1/25/2018	12/29/2025	6,732	6,700	6,716	0.65%
First American Payment Systems, L.P.
Business Services	First lien(2)	6.76% (L + 4.75%/M)	1/3/2017	1/5/2024	6,625	6,570	6,683	0.65%
DealerSocket, Inc.
Software	First lien(2)	6.84% (L + 4.75%/M)	4/16/2018	4/26/2023	6,711	6,662	6,644	0.64%
ProQuest LLC
Business Services	Second lien(3)	11.09% (L + 9.00%/M)	12/14/2015	12/15/2022	6,020	5,934	6,020	0.58%
Solera LLC / Solera Finance, Inc.
Software	Subordinated(3)	10.50%/S	2/29/2016	3/1/2024	5,000	4,803	5,578	0.54%
Applied Systems, Inc.
Software	Second lien(3)	9.33% (L + 7.00%/Q)	9/14/2017	9/19/2025	4,923	4,923	5,093	0.49%
ADG, LLC
Healthcare Services	Second lien(3)(10)	11.09% (L + 9.00%/M)	10/3/2016	3/28/2024	5,000	4,938	4,842	0.47%
York Risk Services Holding Corp.
Business Services	Subordinated(3)	8.50%/S	9/17/2014	10/1/2022	3,000	3,000	2,768	0.28%
Ensemble S Merger Sub, Inc.
Software	Subordinated(3)	9.00%/S	9/21/2015	9/30/2023	2,000	1,950	2,110	0.21%
Education Management Corporation(12)
Education Management II LLC
Education	First Lien(2)	10.50% (P + 5.50%/Q)(24)	1/5/2015	7/2/2020	211	205	45
	First Lien(3)	10.50% (P + 5.50%/Q)(24)	1/5/2015	7/2/2020	119	116	25
	First Lien(2)	13.50% (P + 8.50%/Q)(24)	1/5/2015	7/2/2020	475	437	4
	First Lien(3)	13.50% (P + 8.50%/Q)(24)	1/5/2015	7/2/2020	268	246	2

					1,073	1,004	76	0.01%

Total Funded Debt Investments — United States					$1,454,144	$1,444,433	$1,440,427	139.49%

Total Funded Debt Investments					$1,536,173	$1,525,982	$1,522,513	147.44%

Equity — Hong Kong
Bach Special Limited (Bach Preference Limited)**
Education	Preferred shares(3)(10)(22)	—	9/1/2017	—	62,591	$6,179	$6,173	0.60%

Total Shares — Hong Kong						$6,179	$6,173	0.60%

Equity — United States
Avatar Topco, Inc.
Education	Preferred shares(3)(10)(23)	—	11/17/2017	—	35,750	$37,618	$37,530	3.63%
Tenawa Resource Holdings LLC(13)
QID NGL LLC
Energy	Ordinary shares(7)(10)	—	5/12/2014	—	5,290,997	5,291	12,281
	Preferred shares(7)(10)	—	10/30/2017	—	1,002,679	1,003	1,517

						6,294	13,798	1.34%

TWDiamondback Holdings Corp.(15)
Distribution & Logistics	Preferred shares(4)(10)	—	11/19/2014	—	200	2,000	4,600	0.45%
Ancora Acquisition LLC
Education	Preferred shares(6)(10)	—	8/12/2013	—	372	83	393	0.03%
Education Management Corporation(12)
Education	Preferred shares(2)	—	1/5/2015	—	3,331	200	—
	Preferred shares(3)	—	1/5/2015	—	1,879	113	—
	Ordinary shares(2)	—	1/5/2015	—	2,994,065	100	9
	Ordinary shares(3)	—	1/5/2015	—	1,688,976	56	5

						469	14	—%

F-10

New Mountain Finance Corporation
Consolidated Schedule of Investments
June 30, 2018
(in thousands, except shares)
(unaudited)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(9)	Acquisition Date	Maturity / Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets
TW-NHME Holdings Corp.(20)
Healthcare Services	Preferred shares(3)(10)	—	7/14/2015	—	100	$1,000	$—
	Preferred shares(3)(10)	—	1/5/2016	—	16	158	—
	Preferred shares(3)(10)	—	6/30/2016	—	6	68	—
	Preferred shares(3)(10)	—	3/29/2018	—	40	162	—

						1,388	—	—%

Total Shares — United States						$47,852	$56,335	5.45%

Total Shares						$54,031	$62,508	6.05%

Warrants — United States
ASP LCG Holdings, Inc.
Education	Warrants(3)(10)	—	5/5/2014	5/5/2026	622	$37	$495	0.05%
Ancora Acquisition LLC
Education	Warrants(6)(10)	—	8/12/2013	8/12/2020	20	—	—	—%

Total Warrants — United States						$37	$495	0.05%

Total Funded Investments						$1,580,050	$1,585,516	153.54%

Unfunded Debt Investments — Canada
Dentalcorp Perfect Smile ULC**
Healthcare Services	Second lien(3)(11) — Undrawn	—	6/1/2018	6/6/2020	$4,500	$—	$—	—%

Total Unfunded Debt Investments — Canada					$4,500	$—	$—	—%

Unfunded Debt Investments — United States
VetCor Professional Practices LLC
Consumer Services	First lien(3)(11) — Undrawn	—	5/15/2015	4/20/2021	$1,305	$(13)	$—
	First lien(3)(11) — Undrawn	—	12/29/2017	12/29/2019	6,670	(58)	—

					7,975	(71)	—	—%

DCA Investment Holding, LLC
Healthcare Services	First lien(3)(10)(11) — Undrawn	—	7/2/2015	7/2/2021	2,100	(21)	—
	First lien(3)(10)(11) — Undrawn	—	12/20/2017	12/20/2019	12,960	—	—

					15,060	(21)	—	—%

iPipeline, Inc. (Internet Pipeline, Inc.)
Software	First lien(3)(10)(11) — Undrawn	—	8/4/2015	8/4/2021	1,000	(10)	—	—%
Valet Waste Holdings, Inc.
Business Services	First lien(3)(10)(11) — Undrawn	—	9/24/2015	9/24/2021	2,400	(30)	—	—%
Ministry Brands, LLC
Software	First lien(3)(10)(11) — Undrawn	—	12/7/2016	12/2/2022	700	(4)	—	—%
Zywave, Inc.
Software	First lien(3)(10)(11) — Undrawn	—	11/22/2016	11/17/2022	1,530	(11)	—	—%
Trader Interactive, LLC
Business Services	First lien(3)(10)(11) — Undrawn	—	6/15/2017	6/15/2023	1,673	(13)	—	—%
DealerSocket, Inc.
Software	First lien(3)(11) — Undrawn	—	4/16/2018	4/26/2023	560	(4)	(6)	—%
JAMF Holdings, Inc.
Software	First lien(3)(10)(11) — Undrawn	—	11/13/2017	11/11/2022	750	(8)	(8)	—%

F-11

New Mountain Finance Corporation
Consolidated Schedule of Investments
June 30, 2018
(in thousands, except shares)
(unaudited)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(9)	Acquisition Date	Maturity / Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets
Xactly Corporation
Software	First lien(3)(10)(11) — Undrawn	—	7/31/2017	7/29/2022	$992	$(10)	$(10)	—%
Ansira Holdings, Inc.
Business Services	First lien(3)(11) — Undrawn	—	12/19/2016	4/16/2020	6,403	(20)	(16)	—%
NM GRC Holdco, LLC
Business Services	First lien(3)(10)(11) — Undrawn	—	2/9/2018	2/9/2024	11,563	(29)	(29)	—%
Integro Parent Inc.
Business Services	First lien(3)(11) — Undrawn	—	6/8/2018	10/30/2021	6,743	(34)	(34)	—%
TDG Group Holding Company
Consumer Services	First lien(3)(10)(11) — Undrawn	—	5/22/2018	5/29/2020	3,363	—	(17)
	First lien(3)(10)(11) — Undrawn	—	5/22/2018	5/31/2024	4,539	(23)	(23)

					7,902	(23)	(40)	(0.01)%

Affinity Dental Management, Inc.
Healthcare Services	First lien(3)(10)(11) — Undrawn	—	9/15/2017	3/15/2019	8,319	(21)	(62)
	First lien(3)(10)(11) — Undrawn	—	9/15/2017	3/15/2023	1,737	(17)	(17)

					10,056	(38)	(79)	(0.01)%

Frontline Technologies Group Holdings, LLC
Education	First lien(3)(10)(11) — Undrawn	—	9/18/2017	9/18/2019	7,738	(58)	(108)	(0.01)%
BackOffice Associates Holdings, LLC
Business Services	First lien(3)(10)(11) — Undrawn	—	8/25/2017	8/24/2018	3,448	(13)	(162)
	First lien(3)(10)(11) — Undrawn	—	8/25/2017	8/25/2023	2,586	(23)	(122)

					6,034	(36)	(284)	(0.03)%

Salient CRGT Inc.
Federal Services	First lien(3)(11) — Undrawn	—	6/26/2018	11/29/2021	6,125	(490)	(490)	(0.05)%

Total Unfunded Debt Investments — United States					$95,204	$(910)	$(1,104)	(0.11)%

Total Unfunded Debt Investments					$99,704	$(910)	$(1,104)	(0.11)%

Total Non-Controlled/Non-Affiliated Investments						$1,579,140	$1,584,412	153.43%

Non-Controlled/Affiliated Investments(25)

Funded Debt Investments — United States
Permian Holdco 1, Inc.
Permian Holdco 2, Inc.
Permian Holdco 3, Inc.
Energy	First lien(3)(10)(11) — Drawn	8.56% (L + 6.50%/Q)	6/14/2018	6/30/2022	$10,000	$10,000	$10,000
	First lien(3)(10)	12.56% (L + 10.50%/Q)	6/14/2018	6/30/2022	10,000	10,000	10,000
	Subordinated(3)(10)	14.00% PIK/Q*	10/31/2016	10/15/2021	2,149	2,149	2,149
	Subordinated(3)(10)	14.00% PIK/Q*	10/31/2016	10/15/2021	1,107	1,107	1,107

					23,256	23,256	23,256	2.25%

Total Funded Debt Investments — United States					$23,256	$23,256	$23,256	2.25%

F-12

New Mountain Finance Corporation
Consolidated Schedule of Investments
June 30, 2018
(in thousands, except shares)
(unaudited)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(9)	Acquisition Date	Maturity / Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets
Equity — United States
HI Technology Corp.
Business Services	Preferred shares(3)(10)(21)	—	3/21/2017	—	2,768,000	$105,155	$115,830	11.22%
NMFC Senior Loan Program I LLC**
Investment Fund	Membership interest(3)(10)	—	6/13/2014	—	—	23,000	23,000	2.23%
Sierra Hamilton Holdings Corporation
Energy	Ordinary shares(2)(10)	—	7/31/2017	—	25,000,000	11,501	11,271
	Ordinary shares(3)(10)	—	7/31/2017	—	2,768,000	1,281	1,256

						12,782	12,527	1.21%

Permian Holdco 1, Inc.
Energy	Preferred shares(3)(10)(17)	—	10/31/2016	—	1,664,791	$7,355	$9,156
	Ordinary shares(3)(10)	—	10/31/2016	—	1,366,452	1,350	607

						8,705	9,763	0.95%

Total Shares — United States						$149,642	$161,120	15.61%

Total Funded Investments						$172,898	$184,376	17.86%

Unfunded Debt Investments — United States
Permian Holdco 3, Inc.
Energy	First lien(3)(10)(11) — Undrawn	—	6/14/2018	6/30/2022	$10,000	$—	$—	—%

Total Unfunded Debt Investments — United States					$10,000	$—	$—	—%

Total Non-Controlled/Affiliated Investments						$172,898	$184,376	17.86%

Controlled Investments(26)

Funded Debt Investments — United States
Edmentum Ultimate Holdings, LLC(16)
Edmentum, Inc. (fka Plato, Inc.) (Archipelago Learning, Inc.)
Education	Second lien(3)(10)	7.00% PIK/Q*	2/23/2018	12/9/2021	$10,794	$10,087	$9,986
	Second lien(3)(10)(11) — Drawn	5.00% PIK/Q*	6/9/2015	12/9/2021	6,995	6,995	6,995
	Subordinated(2)(10)	10.00% PIK/Q*	6/9/2015	6/9/2020	17,613	17,613	14,091
	Subordinated(3)(10)	8.50% PIK/Q*	6/9/2015	6/9/2020	4,685	4,681	4,685
	Subordinated(3)(10)	10.00% PIK/Q*	6/9/2015	6/9/2020	4,333	4,333	3,466

					44,420	43,709	39,223	3.80%

UniTek Global Services, Inc.
Business Services	First lien(2)(10)	7.59% (L + 5.50%/M)	6/29/2018	6/29/2023	12,573	12,573	12,573
	First lien(2)(10)	10.60% (L + 8.50%/M)	1/13/2015	1/13/2019	10,253	10,253	10,253
	Subordinated(2)(10)	15.00% PIK/Q*	1/13/2015	7/13/2019	2,157	2,157	2,157
	Subordinated(3)(10)	15.00% PIK/Q*	1/13/2015	7/13/2019	1,291	1,291	1,291

					26,274	26,274	26,274	2.54%

Total Funded Debt Investments — United States					$70,694	$69,983	$65,497	6.34%

Equity — Canada
NM APP Canada Corp.**
Net Lease	Membership interest(8)(10)	—	9/13/2016	—	—	$7,345	$8,475	0.82%

Total Shares — Canada						$7,345	$8,475	0.82%

F-13

New Mountain Finance Corporation
Consolidated Schedule of Investments
June 30, 2018
(in thousands, except shares)
(unaudited)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(9)	Acquisition Date	Maturity / Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets
Equity — United States
NMFC Senior Loan Program II LLC**
Investment Fund	Membership interest(3)(10)	—	5/3/2016	—	—	$79,400	$79,400	7.69%
UniTek Global Services, Inc.
Business Services	Preferred shares(2)(10)(18)	—	1/13/2015	—	23,246,214	$20,866	$21,514
	Preferred shares(3)(10)(18)	—	6/30/2017	—	6,424,148	5,766	5,946
	Preferred shares(3)(10)(19)	—	1/13/2015	—	11,920,134	11,920	11,920
	Ordinary shares(2)(10)	—	1/13/2015	—	2,096,477	1,925	12,175
	Ordinary shares(3)(10)	—	1/13/2015	—	1,993,749	532	11,578

						41,009	63,133	6.11%

NMFC Senior Loan Program III LLC**
Investment Fund	Membership interest(3)(10)	—	5/4/2018	—	—	42,800	42,800	4.15%
NM NL Holdings, L.P.
Net Lease	Membership interest(8)(10)	—	6/20/2018	—	—	20,229	20,229	1.96%
NM GLCR LLC
Net Lease	Membership interest(8)(10)	—	2/1/2018	—	—	14,750	14,750	1.43%
NM CLFX LP
Net Lease	Membership interest(8)(10)	—	10/6/2017	—	—	12,538	12,538	1.21%
NM KRLN LLC
Net Lease	Membership interest(8)(10)	—	11/15/2016	—	—	7,510	8,462	0.82%
NM DRVT LLC
Net Lease	Membership interest(8)(10)	—	11/18/2016	—	—	5,152	5,507	0.53%
NM APP US LLC
Net Lease	Membership interest(8)(10)	—	9/13/2016	—	—	5,080	5,274	0.51%
NM JRA LLC
Net Lease	Membership interest(8)(10)	—	8/12/2016	—	—	2,043	2,240	0.22%
Edmentum Ultimate Holdings, LLC(16)
Education	Ordinary shares(3)(10)	—	6/9/2015	—	123,968	11	84
	Ordinary shares(2)(10)	—	6/9/2015	—	107,143	9	72

						20	156	0.02%

Total Shares — United States						$230,531	$254,489	24.65%

Total Shares						$237,876	$262,964	25.47%

Warrants — United States
Edmentum Ultimate Holdings, LLC(16)
Education	Warrants(3)(10)	—	2/23/2018	5/5/2026	1,141,846	$769	$769	0.07%
UniTek Global Services, Inc.
Business Services	Warrants(3)(10)	—	6/30/2017	12/31/2018	526,925	—	—	—%

Total Warrants — United States						$769	$769	0.07%

Total Funded Investments						$308,628	$329,230	31.88%

F-14

New Mountain Finance Corporation
Consolidated Schedule of Investments
June 30, 2018
(in thousands, except shares)
(unaudited)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(9)	Acquisition Date	Maturity / Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets
Unfunded Debt Investments — United States
UniTek Global Services, Inc.
Business Services	First lien(3)(10)(11) — Undrawn	—	6/29/2018	6/29/2023	$2,515	$—	$—
	First lien(3)(10)(11) — Undrawn	—	1/13/2015	1/13/2019	2,048	—	—
	First lien(3)(10)(11) — Undrawn	—	1/13/2015	1/13/2019	758	—	—

					5,321	—	—	—%

Edmentum Ultimate Holdings, LLC(16)
Edmentum, Inc. (fka Plato, Inc.) (Archipelago Learning, Inc.)
Education	Second lien(3)(10)(11) — Undrawn	—	6/9/2015	12/9/2021	514	—	—	—%

Total Unfunded Debt Investments — United States					$5,835	$—	$—	—%

Total Controlled Investments						$308,628	$329,230	31.88%

Total Investments						$2,060,666	$2,098,018	203.17%

(1)
New Mountain Finance Corporation (the "Company") generally acquires its investments in private transactions exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"). These investments are generally subject to certain limitations on resale, and may be deemed to be "restricted securities" under the Securities Act.

(2)
Investment is pledged as collateral for the Holdings Credit Facility, a revolving credit facility among the Company as Collateral Manager, New Mountain Finance Holdings, L.L.C. ("NMF Holdings") as the Borrower, Wells Fargo Securities, LLC as the Administrative Agent, and Wells Fargo Bank, National Association, as the Lender and Collateral Custodian. See Note 7. Borrowings, for details.

(3)
Investment is pledged as collateral for the NMFC Credit Facility, a revolving credit facility among the Company as the Borrower and Goldman Sachs Bank USA as the Administrative Agent and the Collateral Agent and Goldman Sachs Bank USA, Morgan Stanley Bank, N.A. and Stifel Bank & Trust as Lenders. See Note 7. Borrowings, for details.

(4)
Investment is held in New Mountain Finance SBIC, L.P.

(5)
Investment is held in New Mountain Finance SBIC II, L.P.

(6)
Investment is held in NMF Ancora Holdings, Inc.

(7)
Investment is held in NMF QID NGL Holdings, Inc.

(8)
Investment is held in New Mountain Net Lease Corporation.

(9)
All interest is payable in cash unless otherwise indicated. A majority of the variable rate debt investments bear interest at a rate that may be determined by reference to the London Interbank Offered Rate (L), the Prime Rate (P) and the alternative base rate (Base) and which resets monthly (M), quarterly (Q), semi-annually (S) or annually (A). For each investment the current interest rate provided reflects the rate in effect as of June 30, 2018.

(10)
The fair value of the Company's investment is determined using unobservable inputs that are significant to the overall fair value measurement. See Note 4. Fair Value, for details.

(11)
Par Value amounts represent the drawn or undrawn (as indicated in type of investment) portion of revolving credit facilities or delayed draws. Cost amounts represent the cash received at settlement date net of the impact of paydowns and cash paid for drawn revolvers or delayed draws.

(12)
The Company holds investments in Education Management Corporation and one related entity of Education Management Corporation. The Company holds series A-1 convertible preferred stock and common stock in Education Management Corporation and holds a tranche A first lien term loan and a tranche B first lien term loan in Education Management II LLC, which is an indirect subsidiary of Education Management Corporation.

(13)
The Company holds investments in two related entities of Tenawa Resource Holdings LLC. The Company holds 4.77% of the common units in QID NGL LLC (which at closing represented 98.1% of the ownership in the common units in Tenawa Resource Holdings LLC), class A preferred units in QID NGL LLC and a first lien investment in Tenawa Resource Management LLC, a wholly-owned subsidiary of Tenawa Resource Holdings LLC.

(14)
The Company holds investments in QC McKissock Investment, LLC and one related entity of QC McKissock Investment, LLC. The Company holds a first lien term loan in QC McKissock Investment, LLC (which at closing represented 71.1% of the ownership in the Series A common units of McKissock Investment Holdings, LLC) and holds first lien term loans and a delayed draw term loan in McKissock, LLC, a wholly-owned subsidiary of McKissock Investment Holdings, LLC.

(15)
The Company holds investments in TWDiamondback Holdings Corp. and one related entity of TWDiamondback Holdings Corp. The Company holds preferred equity in TWDiamondback Holdings Corp. and holds a first lien last out term loan and a delayed draw term loan in Diamondback Drugs of Delaware LLC, a wholly-owned subsidiary of TWDiamondback Holdings Corp.

F-15

New Mountain Finance Corporation
Consolidated Schedule of Investments
June 30, 2018
(in thousands, except shares)
(unaudited)

(16)
The Company holds investments in Edmentum Ultimate Holdings, LLC and its related entities. The Company holds subordinated notes, ordinary equity, and warrants in Edmentum Ultimate Holdings, LLC and holds a second lien revolver and a second lien term loan in Edmentum, Inc. and Archipelago Learning, Inc., which are wholly-owned subsidiaries of Edmentum Ultimate Holdings, LLC.

(17)
The Company holds preferred equity in Permian Holdco 1, Inc. that is entitled to receive cumulative preferential dividends at a rate of 12.0% per annum payable in additional shares.

(18)
The Company holds preferred equity in UniTek Global Services, Inc. that is entitled to receive cumulative preferential dividends at a rate of 13.5% per annum payable in additional shares.

(19)
The Company holds preferred equity in UniTek Global Services, Inc. that is entitled to receive cumulative preferential dividends at a rate of 19.0% per annum payable in additional shares.

(20)
The Company holds equity investments in TW-NHME Holdings Corp., and holds a second lien term loan investment in National HME, Inc., a wholly-owned subsidiary of TW-NHME Holdings Corp.

(21)
The Company holds convertible preferred equity in HI Technology Corp that is accruing dividends at a rate of 15.0% per annum.

(22)
The Company holds preferred equity in Bach Special Limited (Bach Preference Limited) that is entitled to receive cumulative preferential dividends at a rate of 12.25% per annum payable in additional shares.

(23)
The Company holds preferred equity in Avatar Topco, Inc., and holds a second lien term loan investment in EAB Global, Inc., a wholly-owned subsidiary of Avatar Topco, Inc. The preferred equity is entitled to receive cumulative preferential dividends at a rate of L + 11.00% per annum.

(24)
Investment or a portion of the investment is on non-accrual status. See Note 3. Investments, for details.

(25)
Denotes investments in which the Company is an "Affiliated Person", as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), due to owning or holding the power to vote 5.0% or more of the outstanding voting securities of the investment but not controlling the company. Fair value as of June 30, 2018 and December 31, 2017, along with transactions during the six months ended June 30, 2018 in which the issuer was a non-controlled/affiliated investment, is as follows:

Portfolio Company	Fair Value at December 31, 2017	Gross Additions(A)	Gross Redemptions(B)	Net Realized Gains (Losses)	Net Change In Unrealized Appreciation (Depreciation)	Fair Value at June 30, 2018	Interest Income	Dividend Income	Other Income
Edmentum Ultimate Holdings, LLC/Edmentum Inc.	$24,858	$—	$(24,858)	$—	$—	$—	$—	$—	$—
HI Technology Corp.	105,155	—	—	—	10,675	115,830	—	7,500	—
NMFC Senior Loan Program I LLC	23,000	—	—	—	—	23,000	—	1,636	596
Permian Holdco 1, Inc. / Permian Holdco 2, Inc. / Permian Holdco 3, Inc.	12,733	21,079	—	—	(793)	33,019	312	526	618
Sierra Hamilton Holdings Corporation	12,330	—	—	—	197	12,527	—	—	—

Total Non-Controlled/Affiliated Investments	$178,076	$21,079	$(24,858)	$—	$10,079	$184,376	$312	$9,662	$1,214

(A)
Gross additions include increases in the cost basis of investments resulting from new portfolio investments, payment-in-kind ("PIK") interest or dividends, the amortization of discounts, reorganizations or restructurings and the movement of an existing portfolio company into this category from a different category.

(B)
Gross redemptions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, reorganizations or restructurings and the movement of an existing portfolio company out of this category into a different category.
(26)
Denotes investments in which the Company is in "Control", as defined in the 1940 Act, due to owning or holding the power to vote 25.0% or more of the outstanding voting securities of the investment. Fair value as of June 30, 2018 and December 31, 2017, along with transactions during the six months ended June 30, 2018 in which the issuer was a controlled investment, is as follows:

Portfolio Company	Fair Value at December 31, 2017	Gross Additions(A)	Gross Redemptions(B)	Net Realized Gains (Losses)	Net Change In Unrealized Appreciation (Depreciation)	Fair Value at June 30, 2018	Interest Income	Dividend Income	Other Income
Edmentum Ultimate Holdings, LLC/Edmentum Inc.	$—	$40,796	$—	$—	$(648)	$40,148	$1,736	$—	$385
NM APP CANADA CORP	7,962	—	—	—	513	8,475	—	405	—
NM APP US LLC	5,138	—	—	—	136	5,274	—	283	—
NM CLFX LP	12,538	—	—	—	—	12,538	—	806	—
NM DRVT LLC	5,385	—	—	—	122	5,507	—	263	—
NM JRA LLC	2,191	—	—	—	49	2,240	—	110	—
NM GLCR LLC	—	14,750	—	—	—	14,750	—	785	—
NM KRLN LLC	8,195	—	—	—	267	8,462	—	414	—
NM NL Holdings, L.P.	—	20,229	—	—	—	20,229	—	—	—
NMFC Senior Loan Program II LLC	79,400	—	—	—	—	79,400	—	5,764	—
NMFC Senior Loan Program III LLC	—	42,800	—	—	—	42,800	—	—	—
UniTek Global Services, Inc.	64,593	15,784	(1,392)	—	10,422	89,407	835	2,962	475

Total Controlled Investments	$185,402	$134,359	$(1,392)	$—	$10,861	$329,230	$2,571	$11,792	$860

  (A)
  Gross additions include increases in the cost basis of investments resulting from new portfolio investments, PIK interest or dividends, the amortization of discounts, reorganizations or restructurings and the movement of an existing portfolio company into this category from a different category.

F-16

New Mountain Finance Corporation
Consolidated Schedule of Investments
June 30, 2018
(in thousands, except shares)
(unaudited)

  (B)
  Gross redemptions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, reorganizations or restructurings and the movement of an existing portfolio company out of this category into a different category.

*
All or a portion of interest contains PIK interest.

**
Indicates assets that the Company deems to be "non-qualifying assets" under Section 55(a) of the 1940 Act. Qualifying assets must represent at least 70.0% of the Company's total assets at the time of acquisition of any additional non-qualifying assets. As of June 30, 2018, 11.7% of the Company's total investments were non-qualifying assets.

Investment Type	June 30, 2018 Percent of Total Investments at Fair Value
First lien	39.49%
Second lien	34.03%
Subordinated	3.23%
Equity and other	23.25%

Total investments	100.00%

Industry Type	June 30, 2018 Percent of Total Investments at Fair Value
Business Services	32.78%
Software	15.69%
Healthcare Services	12.36%
Education	9.05%
Investment Fund	6.92%
Consumer Services	5.87%
Energy	4.72%
Distribution & Logistics	4.43%
Net Lease	3.69%
Federal Services	2.56%
Healthcare Information Technology	0.72%
Packaging	0.69%
Business Products	0.52%

Total investments	100.00%

Interest Rate Type	June 30, 2018 Percent of Total Investments at Fair Value
Floating rates	87.83%
Fixed rates	12.17%

Total investments	100.00%

F-17

New Mountain Finance Corporation
Consolidated Schedule of Investments
December 31, 2017
(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(9)	Acquisition Date	Maturity/ Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets
Non-Controlled/Non-Affiliated Investments
Funded Debt Investments — United Kingdom
Air Newco LLC**
Software	Second lien(3)	10.94% (L + 9.50%/Q)	1/30/2015	1/31/2023	$40,000	$39,033	$39,000	3.77%
Shine Acquisition Co. S.à.r.l / Boing US Holdco Inc.**
Consumer Services	Second lien(3)	8.88% (L + 7.50%/Q)	9/25/2017	10/3/2025	40,353	40,056	40,656	3.93%

Total Funded Debt Investments — United Kingdom					$80,353	$79,089	$79,656	7.70%

Funded Debt Investments — United States
AmWINS Group, Inc.
Business Services	Second lien(3)	8.32% (L + 6.75%/M)	1/19/2017	1/25/2025	$57,000	$56,804	$57,606	5.57%
Alegeus Technologies, LLC
Healthcare Services	Second lien(3)(10)	10.19% (L + 8.50%/Q)	4/28/2017	10/30/2023	23,500	23,500	23,500
	Second lien(4)(10)	10.19% (L + 8.50%/Q)	4/28/2017	10/30/2023	22,500	22,500	22,500

					46,000	46,000	46,000	4.44%

PetVet Care Centers LLC
Consumer Services	First lien(2)(10)	7.69% (L + 6.00%/Q)	6/8/2017	6/8/2023	34,527	34,409	34,872
	First lien(3)(10)(11) — Drawn	7.55% (L + 6.00%/Q)	6/8/2017	6/8/2023	8,646	8,616	8,733
	First lien(3)(10)(11) — Drawn	9.50% (P + 5.00%/Q)	6/8/2017	6/8/2023	2,200	2,192	2,200

					45,373	45,217	45,805	4.43%

Integro Parent Inc.
Business Services	First lien(2)	7.16% (L + 5.75%/Q)	10/9/2015	10/31/2022	34,873	34,601	34,786
	Second lien(3)	10.63% (L + 9.25%/Q)	10/9/2015	10/30/2023	10,000	9,920	9,800

					44,873	44,521	44,586	4.31%

Severin Acquisition, LLC
Software	Second lien(4)(10)	10.32% (L + 8.75%/M)	7/31/2015	7/29/2022	15,000	14,891	15,000
	Second lien(3)(10)	10.32% (L + 8.75%/M)	2/1/2017	7/29/2022	14,518	14,361	14,518
	Second lien(4)(10)	10.32% (L + 8.75%/M)	11/5/2015	7/29/2022	4,154	4,123	4,154
	Second lien(4)(10)	10.82% (L + 9.25%/M)	2/1/2016	7/29/2022	3,273	3,248	3,273
	Second lien(3)(10)	10.57% (L + 9.00%/M)	10/14/2016	7/29/2022	2,361	2,341	2,361
	Second lien(3)(10)	10.82% (L + 9.25%/M)	8/8/2016	7/29/2022	1,825	1,810	1,825
	Second lien(4)(10)	10.82% (L + 9.25%/M)	8/8/2016	7/29/2022	300	298	300

					41,431	41,072	41,431	4.00%

Salient CRGT Inc.
Federal Services	First lien(2)	7.32% (L + 5.75%/M)	1/6/2015	2/28/2022	40,894	40,421	41,251	3.99%
Tenawa Resource Holdings LLC(13)
Tenawa Resource Management LLC
Energy	First lien(3)(10)	10.50% (Base + 8.00%/Q)	5/12/2014	10/30/2024	39,900	39,835	39,900	3.86%
VetCor Professional Practices LLC
Consumer Services	First lien(4)	7.69% (L + 6.00%/Q)	5/15/2015	4/20/2021	$19,111	$18,996	$19,134
	First lien(2)	7.69% (L + 6.00%/Q)	5/15/2015	4/20/2021	7,714	7,603	7,724
	First lien(3)(11) — Drawn	7.69% (L + 6.00%/Q)	2/24/2017	4/20/2021	6,005	5,891	6,013
	First lien(4)	7.69% (L + 6.00%/Q)	5/15/2015	4/20/2021	2,650	2,632	2,654
	First lien(2)	7.69% (L + 6.00%/Q)	6/24/2016	4/20/2021	1,632	1,606	1,634
	First lien(4)	7.69% (L + 6.00%/Q)	3/31/2016	4/20/2021	495	487	496
	First lien(3)(11) — Drawn	7.69% (L + 6.00%/Q)	5/15/2015	4/20/2021	1,426	1,412	1,428

					39,033	38,627	39,083	3.78%

Frontline Technologies Group Holdings, LLC
Education	First lien(2)(10)	8.09% (L + 6.50%/Q)	9/18/2017	9/18/2023	16,750	16,629	16,625
	First lien(4)(10)	8.09% (L + 6.50%/Q)	9/18/2017	9/18/2023	22,613	22,450	22,444

					39,363	39,079	39,069	3.77%

Kronos Incorporated
Software	Second lien(2)	9.63% (L + 8.25%/Q)	10/26/2012	11/1/2024	36,000	35,508	37,449	3.62%

F-18

New Mountain Finance Corporation
Consolidated Schedule of Investments — (Continued)
December 31, 2017
(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(9)	Acquisition Date	Maturity/ Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets
Valet Waste Holdings, Inc.
Business Services	First lien(2)(10)	8.57% (L + 7.00%/M)	9/24/2015	9/24/2021	$29,325	$29,078	$29,325
	First lien(2)(10)	8.57% (L + 7.00%/M)	7/27/2017	9/24/2021	3,731	3,697	3,731

					33,056	32,775	33,056	3.19%

Evo Payments International, LLC
Business Services	Second lien(2)	10.57% (L + 9.00%/M)	12/8/2016	12/23/2024	25,000	24,824	25,250
	Second lien(3)	10.57% (L + 9.00%/M)	12/8/2016	12/23/2024	5,000	5,052	5,050

					30,000	29,876	30,300	2.93%

Wirepath LLC
Distribution & Logistics	First lien(2)	6.87% (L + 5.25%/Q)	7/31/2017	8/5/2024	27,731	27,598	28,112	2.72%
Ansira Holdings, Inc.
Business Services	First lien(2)	8.19% (L + 6.50%/Q)	12/19/2016	12/20/2022	25,920	25,809	25,855
	First lien(3)(11) — Drawn	8.19% (L + 6.50%/Q)	12/19/2016	12/20/2022	2,107	2,097	2,102

					28,027	27,906	27,957	2.70%

TW-NHME Holdings Corp.(20)
National HME, Inc.
Healthcare Services	Second lien(4)(10)	10.95% (L + 9.25%/Q)	7/14/2015	7/14/2022	21,500	21,301	21,646
	Second lien(3)(10)	10.95% (L + 9.25%/Q)	7/14/2015	7/14/2022	5,800	5,737	5,839

					27,300	27,038	27,485	2.66%

Navicure, Inc.
Healthcare Services	Second lien(3)	8.86% (L + 7.50%/M)	10/23/2017	10/31/2025	26,952	26,819	27,154	2.62%
Trader Interactive, LLC
Business Services	First lien(2)(10)	7.50% (L + 6.00%/M)	6/15/2017	6/17/2024	27,190	26,999	26,986	2.61%
Marketo, Inc.
Software	First lien(3)(10)	11.19% (L + 9.50%/Q)	8/16/2016	8/16/2021	26,820	26,509	26,820	2.59%
Keystone Acquisition Corp.
Healthcare Services	First lien(2)	6.94% (L + 5.25%/Q)	5/10/2017	5/1/2024	19,950	19,764	20,087
	Second lien(3)	10.94% (L + 9.25%/Q)	5/10/2017	5/1/2025	4,500	4,457	4,511

					24,450	24,221	24,598	2.38%

iPipeline, Inc. (Internet Pipeline, Inc.)
Software	First lien(4)(10)	8.82% (L + 7.25%/M)	8/4/2015	8/4/2022	17,589	17,464	17,589
	First lien(4)(10)	7.74% (L + 6.25%/M)	6/16/2017	8/4/2022	4,577	4,556	4,554
	First lien(2)(10)	7.74% (L + 6.25%/M)	9/25/2017	8/4/2022	1,161	1,155	1,155
	First lien(4)(10)	7.74% (L + 6.25%/M)	9/25/2017	8/4/2022	511	508	508

					23,838	23,683	23,806	2.30%

AAC Holding Corp.
Education	First lien(2)(10)	9.62% (L + 8.25%/M)	9/30/2015	9/30/2020	23,161	22,953	23,161	2.24%
BackOffice Associates Holdings, LLC
Business Services	First lien(2)(10)	8.06% (L + 6.50%/M)	8/25/2017	8/25/2023	22,869	22,679	22,669	2.19%
TWDiamondback Holdings Corp.(15)
Diamondback Drugs of Delaware, L.L.C. (TWDiamondback II Holdings LLC)
Distribution & Logistics	First lien(4)(10)	10.49% (L + 8.75%/Q)	11/19/2014	11/19/2019	19,895	19,895	19,895
	First lien(3)(10)	10.44% (L + 8.75%/Q)	11/19/2014	11/19/2019	2,158	2,158	2,158
	First lien(4)(10)	10.44% (L + 8.75%/Q)	11/19/2014	11/19/2019	605	605	605

					22,658	22,658	22,658	2.19%

EN Engineering, LLC
Business Services	First lien(2)(10)	7.69% (L + 6.00%/Q)	7/30/2015	6/30/2021	20,893	20,760	20,893
	First lien(2)(10)	7.69% (L + 6.00%/Q)	7/30/2015	6/30/2021	1,208	1,200	1,208

					22,101	21,960	22,101	2.14%

Avatar Topco, Inc(23)
EAB Global, Inc.
Education	Second lien(3)	8.99% (L + 7.50%/M)	11/17/2017	11/17/2025	21,450	21,132	21,236	2.05%
DigiCert Holdings, Inc.
Business Services	Second lien(3)	9.38% (L + 8.00%/Q)	9/20/2017	10/31/2025	20,176	20,077	20,347	1.97%
DiversiTech Holdings, Inc.
Distribution & Logistics	Second lien(3)	9.20% (L + 7.50%/Q)	5/18/2017	6/2/2025	19,500	19,315	19,744	1.91%

F-19

New Mountain Finance Corporation
Consolidated Schedule of Investments — (Continued)
December 31, 2017
(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(9)	Acquisition Date	Maturity/ Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets
ABILITY Network Inc.
Healthcare Information Technology	Second lien(3)	9.21% (L + 7.75%/M)	12/11/2017	12/12/2025	$18,851	$18,839	$18,945	1.83%
KeyPoint Government Solutions, Inc.
Federal Services	First lien(2)(10)	7.35% (L + 6.00%/Q)	4/18/2017	4/18/2024	18,413	18,243	18,597	1.80%
AgKnowledge Holdings Company, Inc.
Business Services	Second lien(2)(10)	9.82% (L + 8.25%/M)	7/23/2014	7/23/2020	18,500	18,409	18,500	1.79%
VF Holding Corp.
Software	Second lien(3)(10)	10.57% (L + 9.00%/M)	7/7/2016	6/28/2024	17,086	17,396	17,598	1.70%
DCA Investment Holding, LLC
Healthcare Services	First lien(2)(10)	6.94% (L + 5.25%/Q)	7/2/2015	7/2/2021	17,453	17,344	17,453	1.69%
OEConnection LLC
Business Services	Second lien(3)	9.69% (L + 8.00%/Q)	11/22/2017	11/22/2025	16,841	16,548	16,841	1.63%
TIBCO Software Inc.
Software	Subordinated(3)	11.38%/S	11/24/2014	12/1/2021	15,000	14,714	16,378	1.58%
American Tire Distributors, Inc.
Distribution & Logistics	Subordinated(3)	10.25%/S	2/10/2015	3/1/2022	15,520	15,267	16,063	1.55%
Hill International, Inc.**
Business Services	First lien(2)(10)	7.32% (L + 5.75%/M)	6/21/2017	6/21/2023	15,721	15,648	15,642	1.51%
Netsmart Inc. / Netsmart Technologies, Inc.
Healthcare Information Technology	Second lien(2)	10.98% (L + 9.50%/Q)	4/18/2016	10/19/2023	15,000	14,686	15,075	1.46%
Transcendia Holdings, Inc.
Packaging	Second lien(3)	9.57% (L + 8.00%/M)	6/28/2017	5/30/2025	14,500	14,309	14,391	1.39%
SW Holdings, LLC
Business Services	Second lien(4)(10)	10.44% (L + 8.75%/Q)	6/30/2015	12/30/2021	14,265	14,167	14,331	1.38%
Peraton Holding Corp. (fka MHVC Acquisition Corp.)
Federal Services	First lien(2)	6.95% (L + 5.25%/Q)	4/25/2017	4/29/2024	14,030	13,987	14,135	1.37%
Ministry Brands, LLC
Software	First lien(3)	6.38% (L + 5.00%/Q)	12/7/2016	12/2/2022	2,993	2,980	2,993
	First lien(3)(10)(11) — Drawn	6.57% (L + 5.00%/M)	12/7/2016	12/2/2022	1,000	995	1,000
	Second lien(3)(10)	10.63% (L + 9.25%/Q)	12/7/2016	6/2/2023	7,840	7,788	7,840
	Second lien(3)(10)	10.63% (L + 9.25%/Q)	12/7/2016	6/2/2023	2,160	2,146	2,160

					13,993	13,909	13,993	1.35%

nThrive, Inc. (fka Precyse Acquisition Corp.)
Healthcare Services	Second lien(2)(10)	11.32% (L + 9.75%/M)	4/19/2016	4/20/2023	13,000	12,813	12,702	1.23%
FR Arsenal Holdings II Corp.
Business Services	First lien(2)(10)	8.81% (L + 7.25%/Q)	9/29/2016	9/8/2022	12,356	12,252	12,373	1.19%
Amerijet Holdings, Inc.
Distribution & Logistics	First lien(4)(10)	9.57% (L + 8.00%/M)	7/15/2016	7/15/2021	10,403	10,344	10,458
	First lien(4)(10)	9.57% (L + 8.00%/M)	7/15/2016	7/15/2021	1,734	1,724	1,743

					12,137	12,068	12,201	1.18%

SSH Group Holdings, Inc.
Education	First lien(2)(10)	6.69% (L + 5.00%/Q)	10/13/2017	10/2/2024	8,407	8,366	8,365
	Second lien(3)(10)	10.69% (L + 9.00%/Q)	10/13/2017	10/2/2025	3,363	3,330	3,329

					11,770	11,696	11,694	1.13%

ProQuest LLC
Business Services	Second lien(3)	10.55% (L + 9.00%/M)	12/14/2015	12/15/2022	11,620	11,440	11,620	1.12%
Xactly Corporation
Software	First lien(4)(10)	8.82% (L + 7.25%/M)	7/31/2017	7/29/2022	11,600	11,492	11,484	1.11%
Zywave, Inc.
Software	Second lien(4)(10)	10.42% (L + 9.00%/Q)	11/22/2016	11/17/2023	11,000	10,927	11,011
	First lien(3)(10)(11) — Drawn	8.50% (P + 4.00%/Q)	11/22/2016	11/17/2022	200	199	200
	First lien(3)(10)(11) — Drawn	6.57% (L + 5.00%/Q)	11/22/2016	11/17/2022	250	248	250

					11,450	11,374	11,461	1.11%

QC McKissock Investment, LLC(14)
McKissock, LLC
Education	First lien(2)(10)	7.94% (L + 6.25%/Q)	8/6/2014	8/5/2021	6,415	6,386	6,415
	First lien(2)(10)	7.94% (L + 6.25%/Q)	8/6/2014	8/5/2021	3,058	3,046	3,058
	First lien(2)(10)	7.94% (L + 6.25%/Q)	8/6/2014	8/5/2021	987	983	987

					10,460	10,415	10,460	1.01%

F-20

New Mountain Finance Corporation
Consolidated Schedule of Investments — (Continued)
December 31, 2017
(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(9)	Acquisition Date	Maturity/ Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets
Masergy Holdings, Inc.
Business Services	Second lien(2)	10.19% (L + 8.50%/Q)	12/14/2016	12/16/2024	$10,000	$9,943	$10,144	0.98%
Idera, Inc.
Software	Second lien(4)	10.57% (L + 9.00%/M)	6/27/2017	6/27/2025	10,000	9,856	10,100	0.97%
Quest Software US Holdings Inc.
Software	First lien(2)	6.92% (L + 5.50%/Q)	10/31/2016	10/31/2022	9,899	9,775	10,071	0.97%
PowerPlan Holdings, Inc.
Software	Second lien(2)(10)	10.57% (L + 9.00%/M)	2/23/2015	2/23/2023	10,000	9,927	10,000	0.97%
WD Wolverine Holdings, LLC
Healthcare Services	First lien(2)	7.07% (L + 5.50%/M)	2/22/2017	8/16/2022	9,813	9,534	9,512	0.92%
Pelican Products, Inc.
Business Products	Second lien(2)	9.94% (L + 8.25%/Q)	4/9/2014	4/9/2021	9,500	9,533	9,500	0.92%
J.D. Power (fka J.D. Power and Associates)
Business Services	Second lien(3)	10.19% (L + 8.50%/Q)	6/9/2016	9/7/2024	9,333	9,230	9,473	0.91%
Harley Marine Services, Inc.
Distribution & Logistics	Second lien(2)	10.63% (L + 9.25%/Q)	12/18/2013	12/20/2019	9,000	8,929	8,955	0.86%
JAMF Holdings, Inc.
Software	First lien(3)(10)	9.41% (L + 8.00%/Q)	11/13/2017	11/11/2022	8,757	8,672	8,670	0.84%
Autodata, Inc. (Autodata Solutions, Inc.)
Business Services	Second lien(3)	8.82% (L + 7.25%/Q)	12/12/2017	12/12/2025	7,406	7,387	7,387	0.71%
MH Sub I, LLC (Micro Holding Corp.)
Software	Second lien(3)	9.09% (L + 7.50%/Q)	8/16/2017	9/15/2025	7,000	6,932	7,048	0.68%
First American Payment Systems, L.P.
Business Services	First lien(2)	7.14% (L + 5.75%/M)	1/3/2017	1/5/2024	6,844	6,783	6,880	0.66%
Solera LLC / Solera Finance, Inc.
Software	Subordinated(3)	10.50%/S	2/29/2016	3/1/2024	5,000	4,791	5,650	0.55%
Pathway Partners Vet Management Company LLC
Consumer Services	Second lien(4)	9.57% (L + 8.00%/M)	10/4/2017	10/10/2025	5,556	5,527	5,527	0.53%
Applied Systems, Inc.
Software	Second lien(3)	8.69% (L + 7.00%/Q)	9/14/2017	9/19/2025	4,923	4,923	5,106	0.49%
ADG, LLC
Healthcare Services	Second lien(3)(10)	10.57% (L + 9.00%/M)	10/3/2016	3/28/2024	5,000	4,934	5,038	0.49%
Vencore, Inc. (fka The SI Organization Inc.)
Federal Services	Second lien(3)	10.44% (L + 8.75%/Q)	6/14/2016	5/23/2020	4,400	4,350	4,450	0.43%
Affinity Dental Management, Inc.
Healthcare Services	First lien(2)(10)	7.59% (L + 6.00%/Q)	9/15/2017	9/15/2023	4,344	4,302	4,301	0.41%
York Risk Services Holding Corp.
Business Services	Subordinated(3)	8.50%/S	9/17/2014	10/1/2022	3,000	3,000	2,940	0.28%
Ensemble S Merger Sub, Inc.
Software	Subordinated(3)	9.00%/S	9/21/2015	9/30/2023	2,000	1,946	2,125	0.20%
Education Management Corporation(12)
Education Management II LLC
Education	First lien(2)	5.85% (L + 4.50%/Q)	1/5/2015	7/2/2020	211	205	82
	First lien(3)	5.85% (L + 4.50%/Q)	1/5/2015	7/2/2020	119	116	46
	First lien(2)	8.85% (L + 7.50%/Q)	1/5/2015	7/2/2020	475	437	10
	First lien(3)	8.85% (L + 7.50%/Q)	1/5/2015	7/2/2020	268	247	6

					1,073	1,005	144	0.01%

Total Funded Debt Investments — United States					$1,319,560	$1,309,577	$1,325,328	128.05%

Total Funded Debt Investments					$1,399,913	$1,388,666	$1,404,984	135.75%

Equity — Hong Kong
Bach Special Limited (Bach Preference Limited)**
Education	Preferred shares(3)(10)(22)	—	9/1/2017	—	58,868	$5,807	$5,806	0.56%

Total Shares — Hong Kong						$5,807	$5,806	0.56%

Equity — United States
Avatar Topco, Inc.(23)
Education	Preferred shares(3)(10)(23)	—	11/17/2017	—	35,750	$35,220	$35,204	3.40%

F-21

New Mountain Finance Corporation
Consolidated Schedule of Investments — (Continued)
December 31, 2017
(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(9)	Acquisition Date	Maturity/ Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets
Tenawa Resource Holdings LLC(13)
QID NGL LLC
Energy	Ordinary shares(7)(10)	—	5/12/2014	—	5,290,997	$5,291	$8,154
	Preferred shares(7)(10)	—	10/30/2017	—	620,706	621	1,007

						5,912	9,161	0.88%

TWDiamondback Holdings Corp.(15)
Distribution & Logistics	Preferred shares(4)(10)	—	11/19/2014	—	200	2,000	4,508	0.44%
TW-NHME Holdings Corp.(20)
Healthcare Services	Preferred shares(4)(10)	—	7/14/2015	—	100	1,000	944
	Preferred shares(4)(10)	—	1/5/2016	—	16	158	149
	Preferred shares(4)(10)	—	6/30/2016	—	6	68	58

						1,226	1,151	0.11%

Ancora Acquisition LLC
Education	Preferred shares(6)(10)	—	8/12/2013	—	372	83	393	0.04%
Education Management Corporation(12)
Education	Preferred shares(2)	—	1/5/2015	—	3,331	200	—
	Preferred shares(3)	—	1/5/2015	—	1,879	113	—
	Ordinary shares(2)	—	1/5/2015	—	2,994,065	100	10
	Ordinary shares(3)	—	1/5/2015	—	1,688,976	56	6

						469	16	0.00%

Total Shares — United States						$44,910	$50,433	4.87%

Total Shares						$50,717	$56,239	5.43%

Warrants — United States
ASP LCG Holdings, Inc.
Education	Warrants(3)(10)	—	5/5/2014	5/5/2026	622	$37	$1,089	0.11%
Ancora Acquisition LLC
Education	Warrants(6)(10)	—	8/12/2013	8/12/2020	20	—	—	—%
YP Equity Investors, LLC
Media	Warrants(5)(10)	—	5/3/2012	5/8/2022	5	—	—	—%

Total Warrants — United States						$37	$1,089	0.11%

Total Funded Investments						$1,439,420	$1,462,312	141.29%

Unfunded Debt Investments — United States
PetVet Care Centers LLC
Consumer Services	First lien(3)(10)(11) — Undrawn	—	6/8/2017	6/8/2019	$4,439	$(16)	$44	0.00%
VetCor Professional Practices LLC
Consumer Services	First lien(3)(11) — Undrawn	—	5/15/2015	4/20/2021	1,274	(13)	2
	First lien(3)(11) — Undrawn	—	12/29/2017	12/29/2019	8,552	(75)	11

					9,826	(88)	13	0.00%

DCA Investment Holding, LLC
Healthcare Services	First lien(3)(10)(11) — Undrawn	—	7/2/2015	7/2/2021	2,100	(21)	—
	First lien(3)(10)(11) — Undrawn	—	12/20/2017	12/20/2019	13,465	(118)	—

					15,565	(139)	—	—%

iPipeline, Inc. (Internet Pipeline, Inc.)
Software	First lien(3)(10)(11) — Undrawn	—	8/4/2015	8/4/2021	1,000	(10)	—	—%
Valet Waste Holdings, Inc.
Business Services	First lien(3)(10)(11) — Undrawn	—	9/24/2015	9/24/2021	3,750	(47)	—	—%
Zywave, Inc.
Software	First lien(3)(10)(11) — Undrawn	—	11/22/2016	11/17/2022	1,550	(12)	—	—%
Marketo, Inc.
Software	First lien(3)(10)(11) — Undrawn	—	8/16/2016	8/16/2021	1,788	(27)	—	—%

F-22

New Mountain Finance Corporation
Consolidated Schedule of Investments — (Continued)
December 31, 2017
(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(9)	Acquisition Date	Maturity/ Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets
Ansira Holdings, Inc.
Business Services	First lien(3)(11) — Undrawn	—	12/19/2016	12/20/2018	$1,700	$(9)	$(4)	(0.00)%
JAMF Holdings, Inc.
Software	First lien(3)(10)(11) — Undrawn	—	11/13/2017	11/11/2022	750	(8)	(8)	(0.00)%
Xactly Corporation
Software	First lien(3)(10)(11) — Undrawn	—	7/31/2017	7/29/2022	992	(10)	(10)	(0.00)%
Pathway Partners Vet Management Company LLC
Consumer Services	Second lien(4)(11) — Undrawn	—	10/4/2017	10/10/2019	2,444	(12)	(12)	(0.00)%
Trader Interactive, LLC
Business Services	First lien(3)(10)(11) — Undrawn	—	6/15/2017	6/15/2023	1,673	(13)	(13)	(0.00)%
BackOffice Associates Holdings, LLC
Business Services	First lien(3)(10)(11) — Undrawn	—	8/25/2017	8/24/2018	3,448	(13)	(13)
	First lien(3)(10)(11) — Undrawn	—	8/25/2017	8/25/2023	2,586	(23)	(23)

					6,034	(36)	(36)	(0.00)%

Affinity Dental Management, Inc.
Healthcare Services	First lien(3)(10)(11) — Undrawn	—	9/15/2017	3/15/2019	11,584	(29)	(29)
	First lien(3)(10)(11) — Undrawn	—	9/15/2017	3/15/2023	1,738	(17)	(17)

					13,322	(46)	(46)	(0.00)%

Frontline Technologies Group Holdings, LLC
Education	First lien(3)(10)(11) — Undrawn	—	9/18/2017	9/18/2019	7,738	(58)	(58)	(0.01)%

Total Unfunded Debt Investments — United States					$72,571	$(531)	$(130)	(0.01)%

Total Non-Controlled/Non-Affiliated Investments						$1,438,889	$1,462,182	141.28%

Non-Controlled/Affiliated Investments(24)
Funded Debt Investments — United States
Edmentum Ultimate Holdings, LLC(16)
Edmentum, Inc. (fka Plato, Inc.) (Archipelago Learning, Inc.)
Education	Second lien(3)(10)(11) — Drawn	5.00%/M	6/9/2015	6/9/2020	$3,172	$3,172	$3,172
	Subordinated(3)(10)	8.50% PIK/Q*	6/9/2015	6/9/2020	4,491	4,486	4,491
	Subordinated(2)(10)	10.00% PIK/Q*	6/9/2015	6/9/2020	16,760	16,760	13,408
	Subordinated(3)(10)	10.00% PIK/Q*	6/9/2015	6/9/2020	4,123	4,123	3,298

					28,546	28,541	24,369	2.36%

Permian Holdco 1, Inc.
Permian Holdco 2, Inc.
Energy	Subordinated(3)(10)	14.00% PIK/Q*	10/31/2016	10/15/2021	2,007	2,007	2,007
	Subordinated(3)(10)(11) — Drawn	14.00% PIK/Q*	10/31/2016	10/15/2021	696	696	696

					2,703	2,703	2,703	0.26%

Total Funded Debt Investments — United States					$31,249	$31,244	$27,072	2.62%

Equity — United States
HI Technology Corp.
Business Services	Preferred shares(3)(10)(21)	—	3/21/2017	—	2,768,000	$105,155	$105,155	10.16%
NMFC Senior Loan Program I LLC**
Investment Fund	Membership interest(3)(10)	—	6/13/2014	—	—	23,000	23,000	2.22%

F-23

New Mountain Finance Corporation
Consolidated Schedule of Investments — (Continued)
December 31, 2017
(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(9)	Acquisition Date	Maturity/ Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets
Sierra Hamilton Holdings Corporation
Energy	Ordinary shares(2)(10)	—	7/31/2017	—	25,000,000	$11,501	$11,094
	Ordinary shares(3)(10)	—	7/31/2017	—	2,786,000	1,281	1,236

						12,782	12,330	1.19%

Permian Holdco 1, Inc.
Energy	Preferred shares(3)(10)(17)	—	10/31/2016	—	1,569,226	6,829	8,631
	Ordinary shares(3)(10)	—	10/31/2016	—	1,366,452	1,350	1,399

						8,179	10,030	0.97%

Edmentum Ultimate Holdings, LLC(16)
Education	Ordinary shares(3)(10)	—	6/9/2015	—	123,968	11	262
	Ordinary shares(2)(10)	—	6/9/2015	—	107,143	9	227

						20	489	0.05%

Total Shares — United States						$149,136	$151,004	14.59%

Total Funded Investments						$180,380	$178,076	17.21%

Unfunded Debt Investments — United States
Edmentum Ultimate Holdings, LLC(16)
Edmentum, Inc. (fka Plato, Inc.) (Archipelago Learning, Inc.)
Education	Second lien(3)(10)(11) — Undrawn	—	6/9/2015	6/9/2020	$1,709	$—	$—	—%
Permian Holdco 1, Inc.
Permian Holdco 2, Inc.
Energy	Subordinated(3)(10)(11) — Undrawn	—	10/31/2016	10/15/2021	342	—	—	—%

Total Unfunded Debt Investments — United States					$2,051	$—	$—	—%

Total Non-Controlled/Affiliated Investments						$180,380	$178,076	17.21%

Controlled Investments(25)
Funded Debt Investments — United States
UniTek Global Services, Inc.
Business Services	First lien(2)(10)	10.20% (L + 8.50%/Q)	1/13/2015	1/13/2019	$10,846	$10,846	$10,846
	First lien(2)(10)	9.84% (L + 7.50% + 1.00% PIK/Q)*	1/13/2015	1/13/2019	797	797	797
	Subordinated(2)(10)	15.00% PIK/Q*	1/13/2015	7/13/2019	2,003	2,003	2,003
	Subordinated(3)(10)	15.00% PIK/Q*	1/13/2015	7/13/2019	1,198	1,198	1,198

					14,844	14,844	14,844	1.43%

Total Funded Debt Investments — United States					$14,844	$14,844	$14,844	1.43%

Equity — Canada
NM APP Canada Corp.**
Net Lease	Membership interest(8)(10)	—	9/13/2016	—	—	$7,345	$7,962	0.77%

Total Shares — Canada						$7,345	$7,962	0.77%

Equity — United States
NMFC Senior Loan Program II LLC**
Investment Fund	Membership interest(3)(10)	—	5/3/2016	—	—	$79,400	$79,400	7.67%
UniTek Global Services, Inc.
Business Services	Preferred shares(2)(10)(18)	—	1/13/2015	—	21,753,102	19,373	19,288
	Preferred shares(3)(10)(18)	—	1/13/2015	—	6,011,522	5,353	5,330
	Preferred shares(3)(10)(19)	—	6/30/2017	—	10,863,583	10,864	10,864
	Ordinary shares(2)(10)	—	1/13/2015	—	2,096,477	1,925	7,313
	Ordinary shares(3)(10)	—	1/13/2015	—	1,993,749	531	6,954

						38,046	49,749	4.81%

NM CLFX LP
Net Lease	Membership interest(8)(10)	—	10/6/2017	—	—	12,538	12,538	1.21%
NM KRLN LLC
Net Lease	Membership interest(8)(10)	—	11/15/2016	—	—	7,510	8,195	0.79%

F-24

New Mountain Finance Corporation
Consolidated Schedule of Investments — (Continued)
December 31, 2017
(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(9)	Acquisition Date	Maturity/ Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets
NM DRVT LLC
Net Lease	Membership interest(8)(10)	—	11/18/2016	—	—	$5,152	$5,385	0.52%
NM APP US LLC
Net Lease	Membership interest(8)(10)	—	9/13/2016	—	—	5,080	5,138	0.50%
NM JRA LLC
Net Lease	Membership interest(8)(10)	—	8/12/2016	—	—	2,043	2,191	0.21%

Total Shares — United States						$149,769	$162,596	15.71%

Total Shares						$157,114	$170,558	16.48%

Warrants — United States
UniTek Global Services, Inc.
Business Services	Warrants(3)(10)	—	6/30/2017	12/31/2018	526,925	$—	$—	—%

Total Warrants — United States						$—	$—	—%

Total Funded Investments						$171,958	$185,402	17.91%

Unfunded Debt Investments — United States
UniTek Global Services, Inc.
Business Services	First lien(3)(10)(11) — Undrawn	—	1/13/2015	1/13/2019	$2,048	$—	$—
	First lien(3)(10)(11) — Undrawn	—	1/13/2015	1/13/2019	758	—	—

					2,806	—	—	—%

Total Unfunded Debt Investments — United States					$2,806	$—	$—	—%

Total Controlled Investments						$171,958	$185,402	17.91%

Total Investments						$1,791,227	$1,825,660	176.4%

(1)
New Mountain Finance Corporation (the "Company") generally acquires its investments in private transactions exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"). These investments are generally subject to certain limitations on resale, and may be deemed to be "restricted securities" under the Securities Act.

(2)
Investment is pledged as collateral for the Holdings Credit Facility, a revolving credit facility among the Company as Collateral Manager, New Mountain Finance Holdings, L.L.C. ("NMF Holdings") as the Borrower, Wells Fargo Securities, LLC as the Administrative Agent, and Wells Fargo Bank, National Association, as the Lender and Collateral Custodian. See Note 7. Borrowings, for details.

(3)
Investment is pledged as collateral for the NMFC Credit Facility, a revolving credit facility among the Company as the Borrower and Goldman Sachs Bank USA as the Administrative Agent and the Collateral Agent and Goldman Sachs Bank USA, Morgan Stanley Bank, N.A. and Stifel Bank & Trust as Lenders. See Note 7. Borrowings, for details.

(4)
Investment is held in New Mountain Finance SBIC, L.P.

(5)
Investment is held in NMF YP Holdings, Inc.

(6)
Investment is held in NMF Ancora Holdings, Inc.

(7)
Investment is held in NMF QID NGL Holdings, Inc.

(8)
Investment is held in New Mountain Net Lease Corporation.

(9)
All interest is payable in cash unless otherwise indicated. A majority of the variable rate debt investments bear interest at a rate that may be determined by reference to the London Interbank Offered Rate (L), the Prime Rate (P) and the alternative base rate (Base) and which resets monthly (M), quarterly (Q), semi-annually (S) or annually (A). For each investment the current interest rate provided reflects the rate in effect as of December 31, 2017.

(10)
The fair value of the Company's investment is determined using unobservable inputs that are significant to the overall fair value measurement. See Note 4. Fair Value, for details.

(11)
Par Value amounts represent the drawn or undrawn (as indicated in type of investment) portion of revolving credit facilities or delayed draws. Cost amounts represent the cash received at settlement date net the impact of paydowns and cash paid for drawn revolvers or delayed draws.

(12)
The Company holds investments in Education Management Corporation and one related entity of Education Management Corporation. The Company holds series A-1 convertible preferred stock and common stock in Education Management Corporation and holds a tranche A first lien term loan and a tranche B first lien term loan in Education Management II LLC, which is an indirect subsidiary of Education Management Corporation.

(13)
The Company holds investments in three related entities of Tenawa Resource Holdings LLC. The Company holds 4.77% of the common units in QID NGL LLC (which at closing represented 98.1% of the ownership in the common units in Tenawa Resource Holdings LLC), class A preferred units in QID NGL LLC and a first lien investment in Tenawa Resource Management LLC, a wholly-owned subsidiary of Tenawa Resource Holdings LLC.

(14)
The Company holds investments in QC McKissock Investment, LLC and one related entity of QC McKissock Investment, LLC. The Company holds a first lien term loan in QC McKissock Investment, LLC (which at closing represented 71.1% of the ownership in the Series A common units of McKissock Investment Holdings, LLC) and holds a first lien term loan and a delayed draw term loan in McKissock, LLC, a wholly-owned subsidiary of McKissock Investment Holdings, LLC.

F-25

New Mountain Finance Corporation
Consolidated Schedule of Investments — (Continued)
December 31, 2017
(in thousands, except shares)

(15)
The Company holds investments in TWDiamondback Holdings Corp. and one related entity of TWDiamondback Holdings Corp. The Company holds preferred equity in TWDiamondback Holdings Corp. and holds a first lien last out term loan and a delayed draw term loan in Diamondback Drugs of Delaware LLC, a wholly-owned subsidiary of TWDiamondback Holdings Corp.

(16)
The Company holds investments in Edmentum Ultimate Holdings, LLC and its related entities. The Company holds subordinated notes and ordinary equity in Edmentum Ultimate Holdings, LLC and holds a second lien revolver in Edmentum, Inc. and Archipelago Learning, Inc., which are wholly-owned subsidiaries of Edmentum Ultimate Holdings, LLC.

(17)
The Company holds preferred equity in Permian Holdco 1, Inc. that is entitled to receive cumulative preferential dividends at a rate of 12.0% per annum payable in additional shares.

(18)
The Company holds preferred equity in UniTek Global Services, Inc. that is entitled to receive cumulative preferential dividends at a rate of 13.5% per annum payable in additional shares.

(19)
The Company holds preferred equity in UniTek Global Services, Inc. that is entitled to receive cumulative preferential dividends at a rate of 19.0% per annum payable in additional shares.

(20)
The Company holds equity investments in TW-NHME Holdings Corp., and holds a second lien term loan investment in National HME, Inc., a wholly-owned subsidiary of TW-NHME Holdings Corp.

(21)
The Company holds convertible preferred equity in HI Technology Corp that is accruing dividends at a rate of 15.0% per annum.

(22)
The Company holds preferred equity in Bach Special Limited (Bach Preference Limited) that is entitled to receive cumulative preferential dividends at a rate of 12.25% per annum payable in additional shares.

(23)
The Company holds preferred equity in Avatar Topco, Inc., and holds a second lien term loan investment in EAB Global, Inc., a wholly-owned subsidiary of Avatar Topco, Inc. The preferred equity is entitled to receive cumulative preferential dividends at a rate of L + 11.00% per annum.

(24)
Denotes investments in which the Company is an "Affiliated Person", as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), due to owning or holding the power to vote 5.0% or more of the outstanding voting securities of the investment but not controlling the company. Fair value as of December 31, 2017 and December 31, 2016 along with transactions during the year ended December 31, 2017 in which the issuer was a non-controlled/affiliated investment is as follows:

Portfolio Company	Fair Value at December 31, 2016	Gross Additions(A)	Gross Redemptions(B)	Net Realized Gains (Losses)	Net Change In Unrealized Appreciation (Depreciation)	Fair Value at December 31, 2017	Interest Income	Dividend Income	Other Income
Edmentum Ultimate Holdings, LLC/Edmentum Inc.	$23,247	$10,912	$(5,381)	$—	$(3,920)	$24,858	$2,538	$—	$—
HI Technology Corp.	—	105,155	—	—	—	105,155	—	11,667	—
NMFC Senior Loan Program I LLC	23,000	—	—	—	—	23,000	—	3,498	1,156
Permian Holdco 1, Inc. / Permian Holdco 2, Inc.	11,193	1,916	—	—	(376)	12,733	270	960	30
Sierra Hamilton Holdings Corporation	—	12,782	—	—	(452)	12,330	—	—	—

Total Non-Controlled/Affiliated Investments	$57,440	$130,765	$(5,381)	$—	$(4,748)	$178,076	$2,808	$16,125	$1,186

  (A)
  Gross additions include increases in the cost basis of investments resulting from new portfolio investments, payment-in-kind ("PIK") interest or dividends, the amortization of discounts, reorganizations or restructurings and the movement at fair value of an existing portfolio company into this category from a different category.

  (B)
  Gross redemptions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, reorganizations or restructurings and the movement of an existing portfolio company out of this category into a different category.

F-26

New Mountain Finance Corporation
Consolidated Schedule of Investments — (Continued)
December 31, 2017
(in thousands, except shares)

(25)
Denotes investments in which the Company is in "Control", as defined in the 1940 Act, due to owning or holding the power to vote 25.0% or more of the outstanding voting securities of the investment. Fair value as of December 31, 2017 and December 31, 2016 along with transactions during the year ended December 31, 2017 in which the issuer was a controlled investment, is as follows:

Portfolio Company	Fair Value at December 31, 2016	Gross Additions(A)	Gross Redemptions(B)	Net Realized Gains (Losses)	Net Change In Unrealized Appreciation (Depreciation)	Fair Value at December 31, 2017	Interest Income	Dividend Income	Other Income
New Mountain Net Lease Corporation	$27,000	$—	$(27,000)	$—	$—	$—	$—	$—	$—
NM APP CANADA CORP	—	7,345	—	—	617	7,962	—	911	—
NM APP US LLC	—	5,080	—	—	58	5,138	—	594	—
NM CLFX LP	—	12,538	—	—	—	12,538	—	341	—
NM DRVT LLC	—	5,152	—	—	233	5,385	—	520	—
NM JRA LLC	—	2,043	—	—	148	2,191	—	232	—
NM KRLN LLC	—	7,510	—	—	685	8,195	—	736	—
NMFC Senior Loan Program II LLC	71,460	7,940	—	—	—	79,400	—	12,406	—
UniTek Global Services, Inc.	56,361	14,777	(4,006)	—	(2,539)	64,593	1,709	4,415	819

Total Controlled Investments	$154,821	$62,385	$(31,006)	$—	$(798)	$185,402	$1,709	$20,155	$819

  (A)
  Gross additions include increases in the cost basis of investments resulting from new portfolio investments, PIK interest or dividends, the amortization of discounts, reorganizations or restructurings and the movement at fair value of an existing portfolio company into this category from a different category.

  (B)
  Gross redemptions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, reorganizations or restructurings and the movement of an existing portfolio company out of this category into a different category.
*
All or a portion of interest contains PIK interest.

**
Indicates assets that the Company deems to be "non-qualifying assets" under Section 55(a) of the 1940 Act. Qualifying assets must represent at least 70.0% of the Company's total assets at the time of acquisition of any additional non-qualifying assets. As of December 31, 2017, 11.0% of the Company's total investments were non-qualifying assets.

Investment Type	December 31, 2017 Percent of Total Investments at Fair Value
First lien	37.99%
Second lien	37.41%
Subordinated	3.85%
Equity and other	20.75%

Total investments	100.00%

Industry Type	December 31, 2017 Percent of Total Investments at Fair Value
Business Services	31.85%
Software	16.33%
Healthcare Services	9.60%
Education	9.48%
Consumer Services	7.18%
Distribution & Logistics	6.15%
Investment Fund	5.61%
Federal Services	4.30%
Energy	4.06%
Net Lease	2.27%
Healthcare Information Technology	1.86%
Packaging	0.79%
Business Products	0.52%

Total investments	100.00%

Interest Rate Type	December 31, 2017 Percent of Total Investments at Fair Value
Floating rates	87.48%
Fixed rates	12.52%

Total investments	100.00%

F-27

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation
June 30, 2018
(in thousands, except share data)
(unaudited)

Note 1. Formation and Business Purpose

          New Mountain Finance Corporation ("NMFC" or the "Company") is a Delaware corporation that was originally incorporated on June 29, 2010 and completed its initial public offering ("IPO") on May 19, 2011. NMFC is a closed-end, non-diversified management investment company that has elected to be regulated as a business development company ("BDC") under the Investment Company Act of 1940, as amended (the "1940 Act"). As such, NMFC is obligated to comply with certain regulatory requirements. NMFC has elected to be treated, and intends to comply with the requirements to continue to qualify annually, as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). NMFC is also registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). Since NMFC's IPO, and through June 30, 2018, NMFC raised approximately $614,581 in net proceeds from additional offerings of its common stock.

          New Mountain Finance Advisers BDC, L.L.C. (the "Investment Adviser") is a wholly-owned subsidiary of New Mountain Capital, L.L.C. ("New Mountain Capital", defined as New Mountain Capital Group, L.L.C. and its affiliates). New Mountain Capital is a firm with a track record of investing in the middle market. New Mountain Capital focuses on investing in defensive growth companies across its private equity, public equity and credit investment vehicles. The Investment Adviser manages the Company's day-to-day operations and provides it with investment advisory and management services. New Mountain Finance Administration, L.L.C. (the "Administrator"), a wholly-owned subsidiary of New Mountain Capital, provides the administrative services necessary to conduct the Company's day-to-day operations.

          The Company's wholly-owned subsidiary, New Mountain Finance Holdings, L.L.C. ("NMF Holdings"), is a Delaware limited liability company whose assets are used to secure NMF Holdings' credit facility. NMF Ancora Holdings Inc. ("NMF Ancora"), NMF QID NGL Holdings, Inc. ("NMF QID") and NMF YP Holdings Inc. ("NMF YP"), the Company's wholly-owned subsidiaries, are structured as Delaware entities that serve as tax blocker corporations which hold equity or equity-like investments in portfolio companies organized as limited liability companies (or other forms of pass-through entities). The Company consolidates its tax blocker corporations for accounting purposes. The tax blocker corporations are not consolidated for income tax purposes and may incur income tax expense as a result of their ownership of portfolio companies. Additionally, the Company has a wholly-owned subsidiary, New Mountain Finance Servicing, L.L.C. ("NMF Servicing"), that serves as the administrative agent on certain investment transactions. New Mountain Finance SBIC, L.P. ("SBIC I") and its general partner, New Mountain Finance SBIC G.P., L.L.C. ("SBIC I GP"), were organized in Delaware as a limited partnership and limited liability company, respectively. New Mountain Finance SBIC II, L.P. ("SBIC II") and its general partner, New Mountain Finance SBIC II G.P., L.L.C. ("SBIC II GP"), were also organized in Delaware as a limited partnership and limited liability company, respectively. SBIC I, SBIC I GP, SBIC II and SBIC II GP are consolidated wholly-owned direct and indirect subsidiaries of the Company. SBIC I and SBIC II received a license from the United States ("U.S.") Small Business Administration (the "SBA") to operate as small business investment companies ("SBICs") under Section 301(c) of the Small Business Investment Act of 1958, as amended (the "1958 Act"). The Company's wholly-owned subsidiary, New Mountain Net Lease Corporation ("NMNLC"), a Maryland corporation, was formed to acquire commercial real properties that are subject to "triple net" leases and has qualified and intends to continue to qualify as a real estate investment trust, or REIT, within the meaning of Section 856(a) of the Code.

F-28

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation — (Continued)
June 30, 2018
(in thousands, except share data)
(unaudited)

          The Company's investment objective is to generate current income and capital appreciation through the sourcing and origination of debt securities at all levels of the capital structure, including first and second lien debt, notes, bonds and mezzanine securities. The first lien debt may include traditional first lien senior secured loans or unitranche loans. Unitranche loans combine characteristics of traditional first lien senior secured loans as well as second lien and subordinated loans. Unitranche loans will expose the Company to the risks associated with second lien and subordinated loans to the extent the Company invests in the "last out" tranche. In some cases, the Company's investments may also include equity interests. The primary focus is in the debt of defensive growth companies, which are defined as generally exhibiting the following characteristics: (i) sustainable secular growth drivers, (ii) high barriers to competitive entry, (iii) high free cash flow after capital expenditure and working capital needs, (iv) high returns on assets and (v) niche market dominance. Similar to the Company, SBIC I's and SBIC II's investment objectives are to generate current income and capital appreciation under the investment criteria used by the Company. However, SBIC I and SBIC II investments must be in SBA eligible small businesses. The Company's portfolio may be concentrated in a limited number of industries. As of June 30, 2018, the Company's top five industry concentrations were business services, software, healthcare services, education and investment funds.

Note 2. Summary of Significant Accounting Policies

          Basis of accounting —  The Company's consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The Company is an investment company following accounting and reporting guidance in Accounting Standards Codification Topic 946, Financial Services — Investment Companies, ("ASC 946"). NMFC consolidates its wholly-owned direct and indirect subsidiaries: NMF Holdings, NMF Servicing, NMNLC, SBIC I, SBIC I GP, SBIC II, SBIC II GP, NMF Ancora, NMF QID and NMF YP.

          The Company's consolidated financial statements reflect all adjustments and reclassifications which, in the opinion of management, are necessary for the fair presentation of the results of operations and financial condition for all periods presented. All intercompany transactions have been eliminated. Revenues are recognized when earned and expenses when incurred. The financial results of the Company's portfolio investments are not consolidated in the financial statements.

          The Company's interim consolidated financial statements are prepared in accordance with GAAP and pursuant to the requirements for reporting on Form 10-Q and Article 6 or 10 of Regulation S-X. Accordingly, the Company's interim consolidated financial statements do not include all of the information and notes required by GAAP for annual financial statements. In the opinion of management, all adjustments, consisting solely of normal recurring accruals considered necessary for the fair presentation of financial statements for the interim period, have been included. The current period's results of operations will not necessarily be indicative of results that ultimately may be achieved for the fiscal year ending December 31, 2018.

          Investments —  The Company applies fair value accounting in accordance with GAAP. Fair value is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Investments are reflected on the Company's Consolidated Statements of Assets and Liabilities at fair value, with changes in unrealized gains and losses resulting from changes in fair value reflected in the Company's Consolidated Statements of Operations as "Net change in unrealized appreciation (depreciation) of investments" and realizations on

F-29

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation — (Continued)
June 30, 2018
(in thousands, except share data)
(unaudited)

portfolio investments reflected in the Company's Consolidated Statements of Operations as "Net realized gains (losses) on investments".

          The Company values its assets on a quarterly basis, or more frequently if required under the 1940 Act. In all cases, the Company's board of directors is ultimately and solely responsible for determining the fair value of the portfolio investments on a quarterly basis in good faith, including investments that are not publicly traded, those whose market prices are not readily available and any other situation where its portfolio investments require a fair value determination. Security transactions are accounted for on a trade date basis. The Company's quarterly valuation procedures are set forth in more detail below:

  (1)
  Investments for which market quotations are readily available on an exchange are valued at such market quotations based on the closing price indicated from independent pricing services.

  (2)
  Investments for which indicative prices are obtained from various pricing services and/or brokers or dealers are valued through a multi-step valuation process, as described below, to determine whether the quote(s) obtained is representative of fair value in accordance with GAAP.

  a.
  Bond quotes are obtained through independent pricing services. Internal reviews are performed by the investment professionals of the Investment Adviser to ensure that the quote obtained is representative of fair value in accordance with GAAP and, if so, the quote is used. If the Investment Adviser is unable to sufficiently validate the quote(s) internally and if the investment's par value or its fair value exceeds the materiality threshold, the investment is valued similarly to those assets with no readily available quotes (see (3) below); and

  b.
  For investments other than bonds, the Company looks at the number of quotes readily available and performs the following procedures:

  i.
  Investments for which two or more quotes are received from a pricing service are valued using the mean of the mean of the bid and ask of the quotes obtained.

  ii.
  Investments for which one quote is received from a pricing service are validated internally. The investment professionals of the Investment Adviser analyze the market quotes obtained using an array of valuation methods (further described below) to validate the fair value. If the Investment Adviser is unable to sufficiently validate the quote internally and if the investment's par value or its fair value exceeds the materiality threshold, the investment is valued similarly to those assets with no readily available quotes (see (3) below).

  (3)
  Investments for which quotations are not readily available through exchanges, pricing services, brokers, or dealers are valued through a multi-step valuation process:

  a.
  Each portfolio company or investment is initially valued by the investment professionals of the Investment Adviser responsible for the credit monitoring;

  b.
  Preliminary valuation conclusions will then be documented and discussed with the Company's senior management;

F-30

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation — (Continued)
June 30, 2018
(in thousands, except share data)
(unaudited)

    c.
    If an investment falls into (3) above for four consecutive quarters and if the investment's par value or its fair value exceeds the materiality threshold, then at least once each fiscal year, the valuation for each portfolio investment for which the Company does not have a readily available market quotation will be reviewed by an independent valuation firm engaged by the Company's board of directors; and

    d.
    When deemed appropriate by the Company's management, an independent valuation firm may be engaged to review and value investment(s) of a portfolio company, without any preliminary valuation being performed by the Investment Adviser. The investment professionals of the Investment Adviser will review and validate the value provided.

          For investments in revolving credit facilities and delayed draw commitments, the cost basis of the funded investments purchased is offset by any costs/netbacks received for any unfunded portion on the total balance committed. The fair value is also adjusted for the price appreciation or depreciation on the unfunded portion. As a result, the purchase of a commitment not completely funded may result in a negative fair value until it is called and funded.

          The values assigned to investments are based upon available information and do not necessarily represent amounts which might ultimately be realized, since such amounts depend on future circumstances and cannot be reasonably determined until the individual positions are liquidated. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company's investments may fluctuate from period to period and the fluctuations could be material.

          See Note 3. Investments, for further discussion relating to investments.

  New Mountain Net Lease Corporation

          NMNLC was formed to acquire commercial real properties that are subject to "triple net" leases. NMNLC's investments are disclosed on the Company's Consolidated Schedule of Investments as of June 30, 2018.

          Below is certain summarized property information for NMNLC as of June 30, 2018:

Portfolio Company	Tenant	Lease Expiration Date	Location	Total Square Feet	Fair Value as of June 30, 2018
				(in thousands)	(in thousands)
NM NL Holdings, L.P.	FXI Inc.	6/30/2038	IN / MS / NM / OR / PA / Mexico	2,122	$20,229
NM GLCR LP	Arctic Glacier U.S.A.	2/28/2038	CA	214	14,750
NM CLFX LP	Victor Equipment Company	8/31/2033	TX	423	12,538
NM APP Canada Corp.	A.P. Plasman, Inc.	9/30/2031	Canada	436	8,475
NM KRLN LLC	Kirlin Group, LLC	6/30/2029	MD	95	8,462
NM DRVT LLC	FMH Conveyors, LLC	10/31/2031	AR	195	5,507
NM APP US LLC	Plasman Corp, LLC / A-Brite LP	9/30/2033	AL / OH	261	5,274
NM JRA LLC	J.R. Automation Technologies, LLC	1/31/2031	MI	88	2,240

					$77,475

F-31

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation — (Continued)
June 30, 2018
(in thousands, except share data)
(unaudited)

          Collateralized agreements or repurchase financings —  The Company follows the guidance in Accounting Standards Codification Topic 860, Transfers and Servicing — Secured Borrowing and Collateral, ("ASC 860") when accounting for transactions involving the purchases of securities under collateralized agreements to resell (resale agreements). These transactions are treated as collateralized financing transactions and are recorded at their contracted resale or repurchase amounts, as specified in the respective agreements. Interest on collateralized agreements is accrued and recognized over the life of the transaction and included in interest income. As of June 30, 2018 and December 31, 2017, the Company held one collateralized agreement to resell with a cost basis of $30,000 and $30,000, respectively, and a fair value of $25,200 and $25,212, respectively. The collateralized agreement to resell is guaranteed by a private hedge fund. The private hedge fund is currently in liquidation under the laws of the Cayman Islands. Pursuant to the terms of the collateralized agreement, the private hedge fund was obligated to repurchase the collateral from the Company at the par value of the collateralized agreement. The private hedge fund has breached its agreement to repurchase the collateral under the collateralized agreement. The default by the private hedge fund did not release the collateral to the Company, and therefore, the Company does not have full rights and title to the collateral. A claim has been filed with the Cayman Islands joint official liquidators to resolve this matter. The joint official liquidators have recognized the Company's contractual rights under the collateralized agreement. The Company continues to exercise its rights under the collateralized agreement and continues to monitor the liquidation process of the private hedge fund. The fair value of the collateralized agreement to resell is reflective of the increased risk of the position.

          Cash and cash equivalents —  Cash and cash equivalents include cash and short-term, highly liquid investments. The Company defines cash equivalents as securities that are readily convertible into known amounts of cash and so near maturity that there is insignificant risk of changes in value. These securities have original maturities of three months or less. The Company did not hold any cash equivalents as of June 30, 2018 and December 31, 2017.

  Revenue recognition

          Sales and paydowns of investments:    Realized gains and losses on investments are determined on the specific identification method.

          Interest and dividend income:    Interest income, including amortization of premium and discount using the effective interest method, is recorded on the accrual basis and periodically assessed for collectability. Interest income also includes interest earned from cash on hand. Upon the prepayment of a loan or debt security, any prepayment penalties are recorded as part of interest income. The Company has loans and certain preferred equity investments in the portfolio that contain a payment-in-kind ("PIK") interest or dividend provision. PIK interest and dividends are accrued and recorded as income at the contractual rates, if deemed collectible. The PIK interest and dividends are added to the principal or share balances on the capitalization dates and are generally due at maturity or when redeemed by the issuer. For the three and six months ended June 30, 2018, the Company recognized PIK and non-cash interest from investments of $1,938 and $3,612, respectively, and PIK and non-cash dividends from investments of $6,964 and $13,751, respectively. For the three and six months ended June 30, 2017, the Company recognized PIK and non-cash interest from investments of $873 and $1,741, respectively, and PIK and non-cash dividends from investments of $4,841 and $6,318, respectively.

F-32

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation — (Continued)
June 30, 2018
(in thousands, except share data)
(unaudited)

          Dividend income on common equity is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded portfolio companies. Dividend income on preferred securities is recorded as dividend income on an accrual basis to the extent that such amounts are deemed collectible.

          Non-accrual income:    Investments are placed on non-accrual status when principal or interest payments are past due for 30 days or more and when there is reasonable doubt that principal or interest will be collected. Accrued cash and un-capitalized PIK interest or dividends are reversed when an investment is placed on non-accrual status. Previously capitalized PIK interest or dividends are not reversed when an investment is placed on non-accrual status. Interest or dividend payments received on non-accrual investments may be recognized as income or applied to principal depending upon management's judgment of the ultimate outcome. Non-accrual investments are restored to accrual status when past due principal and interest is paid and, in management's judgment, are likely to remain current.

          Other income:    Other income represents delayed compensation, consent or amendment fees, revolver fees, structuring fees, upfront fees, management fees from a non-controlled/affiliated investment and other miscellaneous fees received and are typically non-recurring in nature. Delayed compensation is income earned from counterparties on trades that do not settle within a set number of business days after trade date. Other income may also include fees from bridge loans. The Company may from time to time enter into bridge financing commitments, an obligation to provide interim financing to a counterparty until permanent credit can be obtained. These commitments are short-term in nature and may expire unfunded. A fee is received by the Company for providing such commitments. Structuring fees and upfront fees are recognized as income when earned, usually when paid at the closing of the investment, and are non-refundable.

          Interest and other financing expenses —  Interest and other financing fees are recorded on an accrual basis by the Company. See Note 7. Borrowings, for details.

          Deferred financing costs —  The deferred financing costs of the Company consists of capitalized expenses related to the origination and amending of the Company's borrowings. The Company amortizes these costs into expense over the stated life of the related borrowing. See Note 7. Borrowings, for details.

          Deferred offering costs —  The Company's deferred offering costs consists of fees and expenses incurred in connection with equity offerings and the filing of shelf registration statements. Upon the issuance of shares, offering costs are charged as a direct reduction to net assets. Deferred offering costs are included in other assets on the Company's Consolidated Statements of Assets and Liabilities.

          Income taxes —  The Company has elected to be treated, and intends to comply with the requirements to qualify annually, as a RIC under Subchapter M of the Code. As a RIC, the Company is not subject to U.S. federal income tax on the portion of taxable income and gains timely distributed to its stockholders.

          To continue to qualify and be subject to tax as a RIC, the Company is required to meet certain income and asset diversification tests in addition to distributing at least 90.0% of its investment company taxable income, as defined by the Code. Since U.S. federal income tax regulations differ from GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes.

F-33

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation — (Continued)
June 30, 2018
(in thousands, except share data)
(unaudited)

          Differences between taxable income and the results of operations for financial reporting purposes may be permanent or temporary in nature. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

          For U.S. federal income tax purposes, distributions paid to stockholders of the Company are reported as ordinary income, return of capital, long term capital gains or a combination thereof.

          The Company will be subject to a 4.0% nondeductible federal excise tax on certain undistributed income unless the Company distributes, in a timely manner as required by the Code, an amount at least equal to the sum of (1) 98.0% of its respective net ordinary income earned for the calendar year and (2) 98.2% of its respective capital gain net income for the one-year period ending October 31 in the calendar year.

          Certain consolidated subsidiaries of the Company are subject to U.S. federal and state income taxes. These taxable entities are not consolidated for income tax purposes and may generate income tax liabilities or assets from permanent and temporary differences in the recognition of items for financial reporting and income tax purposes.

          For the three and six months ended June 30, 2018, the Company recognized a total income tax provision of approximately $1,111 and $1,045, respectively, for the Company's consolidated subsidiaries. For the three and six months ended June 30, 2018, the Company recorded current income tax expense of approximately $45 and $61, respectively, and deferred income tax provision of approximately $1,066 and $984, respectively. For the three and six months ended June 30, 2017, the Company recognized a total income tax benefit of approximately $9 and $684, respectively, for the Company's consolidated subsidiaries. For the three and six months ended June 30, 2017, the Company recorded current income tax expense of approximately $155 and $235, respectively, and deferred income tax benefit of approximately $164 and $919, respectively.

          As of June 30, 2018 and December 31, 2017, the Company had $1,878 and $894, respectively, of deferred tax liabilities primarily relating to deferred taxes attributable to certain differences between the computation of income for U.S. federal income tax purposes as compared to GAAP.

          The Company has adopted the Income Taxes topic of the Accounting Standards Codification Topic 740 ("ASC 740"). ASC 740 provides guidance for income taxes, including how uncertain income tax positions should be recognized, measured, and disclosed in the financial statements. Based on its analysis, the Company has determined that there were no uncertain income tax positions that do not meet the more likely than not threshold through December 31, 2017. The 2014 through 2017 tax years remain subject to examination by the U.S. federal, state, and local tax authorities.

          Distributions —  Distributions to common stockholders of the Company are recorded on the record date as set by the board of directors. The Company intends to make distributions to its stockholders that will be sufficient to enable the Company to maintain its status as a RIC. The Company intends to distribute approximately all of its net investment income on a quarterly basis and substantially all of its taxable income on an annual basis, except that the Company may retain certain net capital gains for reinvestment.

          The Company has adopted a dividend reinvestment plan that provides for reinvestment of any distributions declared on behalf of its stockholders, unless a stockholder elects to receive cash.

F-34

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation — (Continued)
June 30, 2018
(in thousands, except share data)
(unaudited)

          The Company applies the following in implementing the dividend reinvestment plan. If the price at which newly issued shares are to be credited to stockholders' accounts is equal to or greater than 110.0% of the last determined net asset value of the shares, the Company will use only newly issued shares to implement its dividend reinvestment plan. Under such circumstances, the number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of the Company's common stock on the New York Stock Exchange ("NYSE") on the distribution payment date. Market price per share on that date will be the closing price for such shares on the NYSE or, if no sale is reported for such day, the average of their electronically reported bid and ask prices.

          If the price at which newly issued shares are to be credited to stockholders' accounts is less than 110.0% of the last determined net asset value of the shares, the Company will either issue new shares or instruct the plan administrator to purchase shares in the open market to satisfy the additional shares required. Shares purchased in open market transactions by the plan administrator will be allocated to a stockholder based on the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased in the open market. The number of shares of the Company's common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of the Company's stockholders have been tabulated.

          Share repurchase program —  On February 4, 2016, the Company's board of directors authorized a program for the purpose of repurchasing up to $50,000 worth of the Company's common stock. Under the repurchase program, the Company was permitted, but was not obligated, to repurchase its outstanding common stock in the open market from time to time provided that it complied with the Company's code of ethics and the guidelines specified in Rule 10b-18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act), including certain price, market volume and timing constraints. In addition, any repurchases were conducted in accordance with the 1940 Act. On December 29, 2017, the Company's board of directors extended the Company's repurchase program and the Company expects the repurchase program to be in place until the earlier of December 31, 2018 or until $50,000 of its outstanding shares of common stock have been repurchased. During the three and six months ended June 30, 2018 and June 30, 2017, the Company did not repurchase any shares of the Company's common stock. The Company previously repurchased $2,948 of its common stock under the share repurchase program.

          Earnings per share —  The Company's earnings per share ("EPS") amounts have been computed based on the weighted-average number of shares of common stock outstanding for the period. Basic EPS is computed by dividing net increase (decrease) in net assets resulting from operations by the weighted average number of shares of common stock outstanding during the period of computation. Diluted EPS is computed by dividing net increase (decrease) in net assets resulting from operations by the weighted average number of shares of common stock assuming all potential shares had been issued, and its related net impact to net assets accounted for, and the additional shares of common stock were dilutive. Diluted EPS reflects the potential dilution, using the as-if-converted method for convertible debt, which could occur if all potentially dilutive securities were exercised.

F-35

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation — (Continued)
June 30, 2018
(in thousands, except share data)
(unaudited)

          Foreign securities —  The accounting records of the Company are maintained in U.S. dollars. Investment securities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies on the respective dates of the transactions. The Company does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with "Net change in unrealized appreciation (depreciation) of investments" and "Net realized gains (losses) on investments" in the Company's Consolidated Statements of Operations.

          Investments denominated in foreign currencies may be negatively affected by movements in the rate of exchange between the U.S. dollar and such foreign currencies. This movement is beyond the control of the Company and cannot be predicted.

          Use of estimates —  The preparation of the Company's consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the Company's consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Changes in the economic environment, financial markets, and other metrics used in determining these estimates could cause actual results to differ from the estimates used, and the differences could be material.

          Dividend income recorded related to distributions received from flow-through investments is an accounting estimate based on the most recent estimate of the tax treatment of the distribution.

Note 3. Investments

          At June 30, 2018, the Company's investments consisted of the following:

  Investment Cost and Fair Value by Type

	Cost	Fair Value
First lien	$826,539	$828,387
Second lien	719,444	713,974
Subordinated	72,328	67,801
Equity and other	442,355	487,856

Total investments	$2,060,666	$2,098,018

F-36

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation — (Continued)
June 30, 2018
(in thousands, except share data)
(unaudited)

  Investment Cost and Fair Value by Industry

	Cost	Fair Value
Business Services	$655,485	$687,852
Software	322,353	329,076
Healthcare Services	273,300	259,238
Education	195,082	189,920
Investment Fund	145,200	145,200
Consumer Services	122,410	123,211
Energy	90,676	99,044
Distribution & Logistics	89,106	92,923
Net Lease	74,647	77,475
Federal Services	52,635	53,784
Healthcare Information Technology	14,705	15,075
Packaging	14,318	14,391
Business Products	10,749	10,829

Total investments	$2,060,666	$2,098,018

          At December 31, 2017, the Company's investments consisted of the following:

  Investment Cost and Fair Value by Type

	Cost	Fair Value
First lien	$688,696	$693,563
Second lien	674,536	682,950
Subordinated	70,991	70,257
Equity and other	357,004	378,890

Total investments	$1,791,227	$1,825,660

  Investment Cost and Fair Value by Industry

	Cost	Fair Value
Business Services	$566,344	$581,434
Software	291,445	298,172
Healthcare Services	174,046	175,348
Education	176,399	173,072
Consumer Services	129,311	131,116
Distribution & Logistics	107,835	112,241
Investment Fund	102,400	102,400
Federal Services	77,001	78,433
Energy	69,411	74,124
Net Lease	39,668	41,409
Healthcare Information Technology	33,525	34,020
Packaging	14,309	14,391
Business Products	9,533	9,500

Total investments	$1,791,227	$1,825,660

F-37

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation — (Continued)
June 30, 2018
(in thousands, except share data)
(unaudited)

          During the first quarter of 2018, the Company placed its first lien positions in Education Management II LLC ("EDMC") on non-accrual status as EDMC announced its intention to wind down and liquidate the business. As of June 30, 2018, the Company's investment in EDMC placed on non-accrual status represented an aggregate cost basis of $1,004, an aggregate fair value of $76 and total unearned interest income of $22 and $89, respectively, for the three and six months then ended.

          During the second quarter of 2018, the Company placed a portion of its second lien position in National HME, Inc. on non-accrual status and wrote down the aggregate fair value of its preferred shares in TW-NHME Holdings Corp. (together with the Company's second lien position, "NHME") to $0. As of June 30, 2018, the Company's investments in NHME had an aggregate cost basis of $28,448, an aggregate fair value of $13,650 and total unearned interest income of $407 and $407, respectively, for the three and six months then ended.

          During the first quarter of 2017, the Company placed its entire first lien notes position in Sierra Hamilton LLC / Sierra Hamilton Finance, Inc. ("Sierra") on non-accrual status due to its ongoing restructuring. As of June 30, 2017, the Company's investment in Sierra placed on non-accrual status represented an aggregate cost basis of $27,231, an aggregate fair value of $12,725 and total unearned interest income of $1,388 for the six months then ended. In July 2017, Sierra completed a restructuring which resulted in a material modification of the original terms and an extinguishment of the Company's original investment in Sierra. Prior to the extinguishment in July 2017, the Company's original investment in Sierra had an aggregate cost of $27,307, an aggregate fair value of $12,858 and total unearned interest income of $1,687. The extinguishment resulted in a realized loss of $14,449. As a result of the restructuring, the Company received common shares in Sierra Hamilton Holding Corporation. As of June 30, 2018, the Company's investment has an aggregate cost basis of $12,782 and an aggregate fair value of $12,527.

          As of June 30, 2018, the Company had unfunded commitments on revolving credit facilities and bridge facilities of $48,060 and $0, respectively. As of June 30, 2018, the Company had unfunded commitments in the form of delayed draws or other future funding commitments of $67,479. The unfunded commitments on revolving credit facilities and delayed draws are disclosed on the Company's Consolidated Schedule of Investments as of June 30, 2018.

          As of December 31, 2017, the Company had unfunded commitments on revolving credit facilities and bridge facilities of $23,716 and $0, respectively. As of December 31, 2017, the Company had unfunded commitments in the form of delayed draws or other future funding commitments of $53,712. The unfunded commitments on revolving credit facilities and delayed draws are disclosed on the Company's Consolidated Schedule of Investments as of December 31, 2017.

PPVA Black Elk (Equity) LLC

          On May 3, 2013, the Company entered into a collateralized securities purchase and put agreement (the "SPP Agreement") with a private hedge fund. Under the SPP Agreement, the Company purchased twenty million Class E Preferred Units of Black Elk Energy Offshore Operations, LLC ("Black Elk") for $20,000 with a corresponding obligation of the private hedge fund to repurchase the preferred units for $20,000 plus other amounts due under the SPP Agreement. The majority owner of Black Elk was the private hedge fund. In August 2014, the Company received a payment of $20,540, the full amount due under the SPP Agreement.

          In August 2017, a trustee (the "Trustee") for Black Elk informed the Company that the Trustee intended to assert a fraudulent conveyance claim (the "Claim") against the Company and one of its

F-38

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation — (Continued)
June 30, 2018
(in thousands, except share data)
(unaudited)

affiliates seeking the return of the $20,540 repayment. Black Elk filed a Chapter 11 bankruptcy petition pursuant to the United States Bankruptcy Code in August 2015. The Trustee alleges that individuals affiliated with the private hedge fund conspired with Black Elk and others to improperly use proceeds from the sale of certain Black Elk assets to repay, in August 2014, the private hedge fund's obligation to the Company under the SPP Agreement. The Company was unaware of these claims at the time the repayment was received. The private hedge fund is currently in liquidation under the laws of the Cayman Islands.

          On December 22, 2017, the Company settled the Trustee's $20,540 Claim for $16,000 and filed a claim with the Cayman Islands joint official liquidators of the private hedge fund for $16,000 that is owed to the Company under the SPP Agreement. The SPP Agreement was restored and is in effect since repayment has not been made. The Company continues to exercise its rights under the SPP Agreement and continues to monitor the liquidation process of the private hedge fund. During the six months ended June 30, 2018, the Company received a $1,500 payment from its insurance carrier in respect to the settlement. As of June 30, 2018, the SPP Agreement has a cost basis of $14,500 and a fair value of $12,180, which is reflective of the higher inherent risk in this transaction.

NMFC Senior Loan Program I LLC

          NMFC Senior Loan Program I LLC ("SLP I") was formed as a Delaware limited liability company on May 27, 2014 and commenced operations on June 10, 2014. SLP I is a portfolio company held by the Company. SLP I is structured as a private investment fund, in which all of the investors are qualified purchasers, as such term is defined under the 1940 Act. Transfer of interests in SLP I is subject to restrictions and, as a result, such interests are not readily marketable. SLP I operates under a limited liability company agreement (the "SLP I Agreement") and will continue in existence until July 31, 2020, subject to earlier termination pursuant to certain terms of the SLP I Agreement. The term may be extended pursuant to certain terms of the SLP I Agreement and SLP I's re-investment period is through July 31, 2018. SLP I invests in senior secured loans issued by companies within the Company's core industry verticals. These investments are typically broadly syndicated first lien loans.

          SLP I is capitalized with $93,000 of capital commitments and $265,000 of debt from a revolving credit facility and is managed by the Company. The Company's capital commitment is $23,000, representing less than 25.0% ownership, with third party investors representing the remaining capital commitments. As of June 30, 2018, SLP I had total investments with an aggregate fair value of approximately $347,230, debt outstanding of $251,567 and capital that had been called and funded of $93,000. As of December 31, 2017, SLP I had total investments with an aggregate fair value of approximately $348,652, debt outstanding of $223,667 and capital that had been called and funded of $93,000. The Company's investment in SLP I is disclosed on the Company's Consolidated Schedule of Investments as of June 30, 2018 and December 31, 2017.

          The Company, as an investment adviser registered under the Advisers Act, acts as the collateral manager to SLP I and is entitled to receive a management fee for its investment management services provided to SLP I. As a result, SLP I is classified as an affiliate of the Company. No management fee is charged on the Company's investment in SLP I in connection with the administrative services provided to SLP I. For the three and six months ended June 30, 2018, the Company earned approximately $301 and $596, respectively, in management fees related to SLP I, which is included in other income. For the three and six months ended June 30, 2017, the Company earned approximately $289 and $579, respectively, in management fees related to SLP I, which is included in other income. As of June 30, 2018 and December 31, 2017, approximately $887 and $291, respectively, of management fees related to SLP I was

F-39

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation — (Continued)
June 30, 2018
(in thousands, except share data)
(unaudited)

included in receivable from affiliates. For the three and six months ended June 30, 2018, the Company earned approximately $791 and $1,636, respectively, of dividend income related to SLP I, which is included in dividend income. For the three and six months ended June 30, 2017, the Company earned approximately $842 and $1,846, respectively, of dividend income related to SLP I, which is included in dividend income. As of June 30, 2018 and December 31, 2017, approximately $981 and $836, respectively, of dividend income related to SLP I was included in interest and dividend receivable.

NMFC Senior Loan Program II LLC

          NMFC Senior Loan Program II LLC ("SLP II") was formed as a Delaware limited liability company on March 9, 2016 and commenced operations on April 12, 2016. SLP II is structured as a private joint venture investment fund between the Company and SkyKnight Income, LLC ("SkyKnight") and operates under a limited liability company agreement (the "SLP II Agreement"). The purpose of the joint venture is to invest primarily in senior secured loans issued by portfolio companies within the Company's core industry verticals. These investments are typically broadly syndicated first lien loans. All investment decisions must be unanimously approved by the board of managers of SLP II, which has equal representation from the Company and SkyKnight. SLP II has a three year investment period and will continue in existence until April 12, 2021. The term may be extended for up to one year pursuant to certain terms of the SLP II Agreement.

          SLP II is capitalized with equity contributions which are called from its members, on a pro-rata basis based on their equity commitments, as transactions are completed. Any decision by SLP II to call down on capital commitments requires approval by the board of managers of SLP II. As of June 30, 2018, the Company and SkyKnight have committed and contributed $79,400 and $20,600, respectively, of equity to SLP II. The Company's investment in SLP II is disclosed on the Company's Consolidated Schedule of Investments as of June 30, 2018 and December 31, 2017.

          On April 12, 2016, SLP II closed its $275,000 revolving credit facility with Wells Fargo Bank, National Association, which matures on April 12, 2021 and bears interest at a rate of the London Interbank Offered Rate ("LIBOR") plus 1.75% per annum. Effective April 1, 2018, SLP II's revolving credit facility bears interest at a rate of LIBOR plus 1.60% per annum. As of June 30, 2018 and December 31, 2017, SLP II had total investments with an aggregate fair value of approximately $368,920 and $382,534, respectively, and debt outstanding under its credit facility of $267,870 and $266,270, respectively. As of June 30, 2018 and December 31, 2017, none of SLP II's investments were on non-accrual. Additionally, as of June 30, 2018 and December 31, 2017, SLP II had unfunded commitments in the form of delayed draws of $7,032 and $4,863, respectively. Below is a summary of SLP II's portfolio, along with a listing of the individual investments in SLP II's portfolio as of June 30, 2018 and December 31, 2017:

	June 30, 2018	December 31, 2017
First lien investments(1)	374,972	386,100
Weighted average interest rate on first lien investments(2)	6.51%	6.05%
Number of portfolio companies in SLP II	33	35
Largest portfolio company investment(1)	17,183	17,369
Total of five largest portfolio company investments(1)	80,614	81,728

(1)
Reflects principal amount or par value of investment.

(2)
Computed as the all in interest rate in effect on accruing investments divided by the total principal amount of investments.

F-40

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation — (Continued)
June 30, 2018
(in thousands, except share data)
(unaudited)

          The following table is a listing of the individual investments in SLP II's portfolio as of June 30, 2018:

Portfolio Company and Type of Investment	Industry	Interest Rate(1)	Maturity Date	Principal Amount or Par Value	Cost	Fair Value(2)
Funded Investments — First lien:
Access CIG, LLC	Business Services	5.84% (L + 3.75%)	2/27/2025	$8,870	$8,827	$8,898
ADG, LLC	Healthcare Services	6.84% (L + 4.75%)	9/28/2023	16,948	16,815	16,694
ASG Technologies Group, Inc.	Software	5.59% (L + 3.50%)	7/31/2024	5,449	5,424	5,427
Beaver-Visitec International Holdings, Inc.	Healthcare Products	7.09% (L + 5.00%)	8/21/2023	14,738	14,622	14,756
Brave Parent Holdings, Inc.	Software	6.33% (L + 4.00%)	4/18/2025	8,500	8,479	8,543
CHA Holdings, Inc.	Business Services	6.58% (L + 4.50%)	4/10/2025	9,857	9,808	9,931
CommerceHub, Inc.	Software	5.86% (L + 3.75%)	5/21/2025	2,500	2,487	2,512
DigiCert, Inc.	Business Services	6.84% (L + 4.75%)	10/31/2024	9,975	9,929	9,977
FPC Holdings, Inc.	Distribution & Logistics	6.59% (L + 4.50%)	11/18/2022	14,963	14,532	15,084
Globallogic Holdings Inc.	Business Services	6.08% (L + 3.75%)	6/20/2022	4,665	4,637	4,677
Greenway Health, LLC	Software	6.08% (L + 3.75%)	2/16/2024	14,849	14,788	14,869
Idera, Inc.	Software	6.60% (L + 4.50%)	6/28/2024	12,555	12,443	12,750
J.D. Power (fka J.D. Power and Associates)	Business Services	6.34% (L + 4.25%)	9/7/2023	13,290	13,244	13,340
Keystone Acquisition Corp.	Healthcare Services	7.58% (L + 5.25%)	5/1/2024	5,360	5,313	5,356
LSCS Holdings, Inc.	Healthcare Services	6.52% (L + 4.25%)	3/17/2025	6,384	6,373	6,384
LSCS Holdings, Inc.	Healthcare Services	6.34% (L + 4.25%)	3/17/2025	1,264	1,263	1,264
Market Track, LLC	Business Services	6.58% (L + 4.25%)	6/5/2024	11,880	11,828	11,880
Medical Solutions Holdings, Inc.	Healthcare Services	5.84% (L + 3.75%)	6/14/2024	4,454	4,434	4,457
Ministry Brands, LLC	Software	6.10% (L + 4.00%)	12/2/2022	2,127	2,118	2,127
Ministry Brands, LLC	Software	6.10% (L + 4.00%)	12/2/2022	12,348	12,295	12,348
Navex Global, Inc.	Software	6.34% (L + 4.25%)	11/19/2021	14,820	14,668	14,885
Navicure, Inc.	Healthcare Services	5.84% (L + 3.75%)	11/1/2024	10,935	10,885	10,935
NorthStar Financial Services Group, LLC	Software	5.59% (L + 3.50%)	5/25/2025	7,500	7,463	7,519
Pathway Vet Alliance LLC (fka Pathway Partners Vet Management Company LLC)	Consumer Services	6.34% (L + 4.25%)	10/10/2024	286	285	287
Pathway Vet Alliance LLC (fka Pathway Partners Vet Management Company LLC)	Consumer Services	6.34% (L + 4.25%)	10/10/2024	9,654	9,609	9,678
Peraton Corp. (fka MHVC Acquisition Corp.)	Federal Services	7.59% (L + 5.25%)	4/29/2024	10,395	10,350	10,473
Poseidon Intermediate, LLC	Software	6.35% (L + 4.25%)	8/15/2022	14,805	14,802	14,879
Project Accelerate Parent, LLC	Business Services	6.25% (L + 4.25%)	1/2/2025	14,963	14,892	15,037
PSC Industrial Holdings Corp.	Industrial Services	5.84% (L + 3.75%)	10/11/2024	10,448	10,352	10,448
Quest Software US Holdings Inc.	Software	6.58% (L + 4.25%)	5/16/2025	15,000	14,926	14,994
Salient CRGT Inc.	Federal Services	7.84% (L + 5.75%)	2/28/2022	13,982	13,875	14,192
Severin Acquisition, LLC	Software	7.11% (L + 4.75%)	7/30/2021	14,812	14,760	14,868
Sierra Acquisition, Inc.	Food & Beverage	5.59% (L + 3.50%)	11/11/2024	3,731	3,714	3,750
WP CityMD Bidco LLC	Healthcare Services	5.83% (L + 3.50%)	6/7/2024	14,887	14,855	14,822
YI, LLC	Healthcare Services	6.33% (L + 4.00%)	11/7/2024	1,464	1,470	1,475
YI, LLC	Healthcare Services	6.33% (L + 4.00%)	11/7/2024	12,099	12,089	12,190
Zywave, Inc.	Software	7.34% (L + 5.00%)	11/17/2022	17,183	17,117	17,183

Total Funded Investments				$367,940	$365,771	$368,889

Unfunded Investments — First lien:
Access CIG, LLC	Business Services	—	8/27/2018	$1,108	$—	$3
CHA Holdings, Inc.	Business Services	—	10/10/2019	2,143	(11)	16
LSCS Holdings, Inc.	Healthcare Services	—	9/17/2018	336	(2)	—
Ministry Brands, LLC	Software	—	10/18/2019	1,869	(9)	—
YI, LLC	Healthcare Services	—	11/7/2018	1,576	(8)	12

Total Unfunded Investments				$7,032	$(30)	$31

Total Investments				$374,972	$365,741	$368,920

(1)
All interest is payable in cash unless otherwise indicated. A majority of the variable rate debt investments bear interest at a rate that may be determined by reference to the LIBOR (L), the Prime Rate (P) and the alternative base rate (Base). For each investment, the current interest rate provided reflects the rate in effect as of June 30, 2018.

(2)
Represents the fair value in accordance with Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures ("ASC 820"). The Company's board of directors does not determine the fair value of the investments held by SLP II.

F-41

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation — (Continued)
June 30, 2018
(in thousands, except share data)
(unaudited)

          The following table is a listing of the individual investments in SLP II's portfolio as of December 31, 2017:

Portfolio Company and Type of Investment	Industry	Interest Rate(1)	Maturity Date	Principal Amount or Par Value	Cost	Fair Value(2)
				(in thousands)	(in thousands)	(in thousands)
Funded Investments — First lien
ADG, LLC	Healthcare Services	6.32% (L + 4.75%)	9/28/2023	$17,034	$16,890	$16,779
ASG Technologies Group, Inc.	Software	6.32% (L + 4.75%)	7/31/2024	7,481	7,446	7,547
Beaver-Visitec International Holdings, Inc.	Healthcare Products	6.69% (L + 5.00%)	8/21/2023	14,812	14,688	14,813
DigiCert, Inc.	Business Services	6.13% (L + 4.75%)	10/31/2024	10,000	9,951	10,141
Emerald 2 Limited	Business Services	5.69% (L + 4.00%)	5/14/2021	1,266	1,211	1,267
Evo Payments International, LLC	Business Services	5.57% (L + 4.00%)	12/22/2023	17,369	17,292	17,492
Explorer Holdings, Inc.	Healthcare Services	5.13% (L + 3.75%)	5/2/2023	2,940	2,917	2,973
Globallogic Holdings Inc.	Business Services	6.19% (L + 4.50%)	6/20/2022	9,677	9,611	9,755
Greenway Health, LLC	Software	5.94% (L + 4.25%)	2/16/2024	14,925	14,858	15,074
Idera, Inc.	Software	6.57% (L + 5.00%)	6/28/2024	12,619	12,499	12,556
J.D. Power (fka J.D. Power and Associates)	Business Services	5.94% (L + 4.25%)	9/7/2023	13,357	13,308	13,407
Keystone Acquisition Corp.	Healthcare Services	6.94% (L + 5.25%)	5/1/2024	5,386	5,336	5,424
Market Track, LLC	Business Services	5.94% (L + 4.25%)	6/5/2024	11,940	11,884	11,940
McGraw-Hill Global Education Holdings, LLC	Education	5.57% (L + 4.00%)	5/4/2022	9,850	9,813	9,844
Medical Solutions Holdings, Inc.	Healthcare Services	5.82% (L + 4.25%)	6/14/2024	6,965	6,932	7,043
Ministry Brands, LLC	Software	6.38% (L + 5.00%)	12/2/2022	2,138	2,128	2,138
Ministry Brands, LLC	Software	6.38% (L + 5.00%)	12/2/2022	7,768	7,735	7,768
Navex Global, Inc.	Software	5.82% (L + 4.25%)	11/19/2021	14,897	14,724	14,971
Navicure, Inc.	Healthcare Services	5.11% (L + 3.75%)	11/1/2024	15,000	14,926	15,000
OEConnection LLC	Business Services	5.69% (L + 4.00%)	11/22/2024	15,000	14,925	14,981
Pathway Partners Vet Management Company LLC	Consumer Services	5.82% (L + 4.25%)	10/10/2024	6,963	6,929	6,980
Pathway Partners Vet Management Company LLC	Consumer Services	5.82% (L + 4.25%)	10/10/2024	291	290	292
Peraton Corp. (fka MHVC Acquisition Corp.)	Federal Services	6.95% (L + 5.25%)	4/29/2024	10,448	10,399	10,526
Poseidon Intermediate, LLC	Software	5.82% (L + 4.25%)	8/15/2022	14,881	14,877	14,955
Project Accelerate Parent, LLC	Business Services	5.94% (L + 4.25%)	1/2/2025	15,000	14,925	15,038
PSC Industrial Holdings Corp.	Industrial Services	5.71% (L + 4.25%)	10/11/2024	10,500	10,398	10,500
Quest Software US Holdings Inc.	Software	6.92% (L + 5.50%)	10/31/2022	9,899	9,775	10,071
Salient CRGT Inc.	Federal Services	7.32% (L + 5.75%)	2/28/2022	14,433	14,310	14,559
Severin Acquisition, LLC	Software	6.32% (L + 4.75%)	7/30/2021	14,888	14,827	14,813
Shine Acquisitoin Co. S.à.r.l / Boing US Holdco Inc.	Consumer Services	4.88% (L + 3.50%)	10/3/2024	15,000	14,964	15,108
Sierra Acquisition, Inc.	Food & Beverage	5.68% (L + 4.25%)	11/11/2024	3,750	3,731	3,789
TMK Hawk Parent, Corp.	Distribution & Logistics	4.88% (L + 3.50%)	8/28/2024	1,671	1,667	1,686
University Support Services LLC (St. George's University Scholastic Services LLC)	Education	5.82% (L + 4.25%)	7/6/2022	1,875	1,875	1,900
Vencore, Inc. (fka SI Organization, Inc., The)	Federal Services	6.44% (L + 4.75%)	11/23/2019	10,686	10,673	10,835
WP CityMD Bidco LLC	Healthcare Services	5.69% (L + 4.00%)	6/7/2024	14,963	14,928	15,009
YI, LLC	Healthcare Services	5.69% (L + 4.00%)	11/7/2024	8,240	8,204	8,230
Zywave, Inc.	Software	6.61% (L + 5.00%)	11/17/2022	17,325	17,252	17,325

Total Funded Investments				$381,237	$379,098	$382,529

Unfunded Investments — First lien
Pathway Partners Vet Management Company LLC	Consumer Services	—	10/10/2019	$2,728	$(14)	$7
TMK Hawk Parent, Corp.	Distribution & Logistics	—	3/28/2018	75	—	1
YI, LLC	Healthcare Services	—	11/7/2018	2,060	(9)	(3)

Total Unfunded Investments				$4,863	$(23)	$5

Total Investments				$386,100	$379,075	$382,534

(1)
All interest is payable in cash unless otherwise indicated. A majority of the variable rate debt investments bear interest at a rate that may be determined by reference to the LIBOR (L), the Prime Rate (P) and the alternative base rate (Base). For each investment, the current interest rate provided reflects the rate in effect as of December 31, 2017.

(2)
Represents the fair value in accordance with ASC 820. The Company's board of directors does not determine the fair value of the investments held by SLP II.

F-42

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation — (Continued)
June 30, 2018
(in thousands, except share data)
(unaudited)

          Below is certain summarized financial information for SLP II as of June 30, 2018 and December 31, 2017 and for the three and six months ended June 30, 2018 and June 30, 2017:

Selected Balance Sheet Information:	June 30, 2018	December 31, 2017
Investments at fair value (cost of $365,741 and $379,075, respectively)	$368,920	$382,534
Cash and other assets	7,581	8,065

Total assets	$376,501	$390,599

Credit facility	$267,870	$266,270
Deferred financing costs	(1,678)	(1,966)
Payable for unsettled securities purchased	—	15,964
Distribution payable	3,960	3,500
Other liabilities	2,838	2,891

Total liabilities	272,990	286,659
Members' capital	$103,511	$103,940

Total liabilities and members' capital	$376,501	$390,599

	Three Months Ended		Six Months Ended
Selected Statement of Operations Information:	June 30, 2018	June 30, 2017	June 30, 2018	June 30, 2017
Interest income	$6,134	$5,630	$11,764	$10,803
Other income	36	102	58	316

Total investment income	6,170	5,732	11,822	11,119

Interest and other financing expenses	2,553	2,074	4,981	3,923
Other expenses	140	212	364	374

Total expenses	2,693	2,286	5,345	4,297

Net investment income	3,477	3,446	6,477	6,822
Net realized gains on investments	180	814	633	1,922
Net change in unrealized appreciation (depreciation) of investments	(957)	(535)	(280)	(641)

Net increase in members' capital	$2,700	$3,725	$6,830	$8,103

          For the three and six months ended June 30, 2018, the Company earned approximately $3,144 and $5,764, respectively, of dividend income related to SLP II, which is included in dividend income. For the three and six months ended June 30, 2017, the Company earned approximately $3,176 and $6,610, respectively, of dividend income related to SLP II, which is included in dividend income. As of June 30, 2018 and December 31, 2017, approximately $3,144 and $2,779, respectively, of dividend income related to SLP II was included in interest and dividend receivable.

          The Company has determined that SLP II is an investment company under ASC 946; however, in accordance with such guidance the Company will generally not consolidate its investment in a company other than a wholly-owned investment company subsidiary. Furthermore, Accounting Standards Codification Topic 810, Consolidation ("ASC 810"), concludes that in a joint venture where both members have equal decision making authority, it is not appropriate for one member to consolidate the joint venture since neither has control. Accordingly, the Company does not consolidate SLP II.

F-43

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation — (Continued)
June 30, 2018
(in thousands, except share data)
(unaudited)

NMFC Senior Loan Program III LLC

          NMFC Senior Loan Program III LLC ("SLP III") was formed as a Delaware limited liability company and commenced operations on April 25, 2018. SLP III is structured as a private joint venture investment fund between the Company and SkyKnight Income II, LLC ("SkyKnight II") and operates under a limited liability company agreement (the "SLP III Agreement"). The purpose of the joint venture is to invest primarily in senior secured loans issued by portfolio companies within the Company's core industry verticals. These investments are typically broadly syndicated first lien loans. All investment decisions must be unanimously approved by the board of managers of SLP III, which has equal representation from the Company and SkyKnight II. SLP III has a five year investment period and will continue in existence until April 25, 2025. The investment period may be extended for up to one year pursuant to certain terms of the SLP III Agreement.

          SLP III is capitalized with equity contributions which are called from its members, on a pro-rata basis based on their equity commitments, as transactions are completed. Any decision by SLP III to call down on capital commitments requires approval by the board of managers of SLP III. As of June 30, 2018, the Company and SkyKnight II have committed $80,000 and $20,000, respectively, of equity to SLP III. As of June 30, 2018, the Company and SkyKnight II have contributed $42,800 and $10,700, respectively, of equity to SLP III. The Company's investment in SLP III is disclosed on the Company's Consolidated Schedule of Investments as of June 30, 2018.

          On May 2, 2018, SLP III closed its $300,000 revolving credit facility with Citibank, N.A., which matures on May 2, 2023 and bears interest at a rate of LIBOR plus 1.70% per annum. As of June 30, 2018, SLP III had total investments with an aggregate fair value of approximately $157,271 and debt outstanding under its credit facility of $90,400. As of June 30, 2018, none of SLP III's investments were on non-accrual. Additionally, as of June 30, 2018, SLP III had unfunded commitments in the form of delayed draws of $12,136 . Below is a summary of SLP III's portfolio, along with a listing of the individual investments in SLP III's portfolio as of June 30, 2018:

June 30, 2018
First lien investments(1)	169,218
Weighted average interest rate on first lien investments(2)	5.95%
Number of portfolio companies in SLP III	19
Largest portfolio company investment(1)	19,000
Total of five largest portfolio company investments(1)	79,000

(1)
Reflects principal amount or par value of investment.

(2)
Computed as the all in interest rate in effect on accruing investments divided by the total principal amount of investments.

F-44

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation — (Continued)
June 30, 2018
(in thousands, except share data)
(unaudited)

          The following table is a listing of the individual investments in SLP III's portfolio as of June 30, 2018:

Portfolio Company and Type of Investment	Industry	Interest Rate(1)	Maturity Date	Principal Amount or Par Value	Cost	Fair Value(2)
Funded Investments — First lien
Access CIG, LLC	Business Services	5.84% (L + 3.75%)	2/27/2025	$1,222	$1,222	$1,226
Brave Parent Holdings, Inc.	Software	6.33% (L + 4.00%)	4/18/2025	8,500	8,479	8,543
Certara Holdco, Inc.	Healthcare I.T.	5.83% (L + 3.50%)	8/15/2024	1,282	1,285	1,287
CommerceHub, Inc.	Software	5.86% (L + 3.75%)	5/21/2025	15,000	14,925	15,074
Dentalcorp of Canada ULC	Healthcare Services	5.76% (L + 3.75%)	6/6/2025	12,000	11,970	12,026
Greenway Health, LLC	Software	6.08% (L + 3.75%)	2/16/2024	10,326	10,332	10,339
Heartland Dental, LLC	Healthcare Services	5.84% (L + 3.75%)	4/30/2025	16,522	16,441	16,470
Market Track, LLC	Business Services	6.58% (L + 4.25%)	6/5/2024	1,188	1,182	1,188
Ministry Brands, LLC	Software	6.10% (L + 4.00%)	12/2/2022	4,619	4,597	4,619
National Intergovernmental Purchasing Alliance Company	Business Services	6.08% (L + 3.75%)	5/23/2025	15,000	14,987	14,981
Netsmart Technologies, Inc.	Healthcare I.T.	5.84% (L + 3.75%)	4/19/2023	10,491	10,491	10,570
NorthStar Financial Services Group, LLC	Software	5.59% (L + 3.50%)	5/25/2025	15,000	14,925	15,038
Pathway Vet Alliance LLC	Consumer Services	6.34% (L + 4.25%)	10/10/2024	192	191	192
Pelican Products, Inc.	Business Products	5.48% (L + 3.50%)	5/1/2025	5,000	4,988	5,008
Quest Software US Holdings Inc.	Software	6.58% (L + 4.25%)	5/16/2025	15,000	14,926	14,994
Sierra Enterprises, LLC	Food & Beverage	5.59% (L + 3.50%)	11/11/2024	2,494	2,491	2,506
University Support Services LLC (St. George's University Scholastic Services LLC)	Education	5.59% (L + 3.50%)	7/17/2025	3,814	3,794	3,802
WP CityMD Bidco LLC	Healthcare Services	5.83% (L + 3.50%)	6/7/2024	14,962	14,962	14,897
YI, LLC	Healthcare Services	6.33% (L + 4.00%)	11/7/2024	3,988	4,003	4,018
YI, LLC	Healthcare Services	6.33% (L + 4.00%)	11/7/2024	482	482	486

Total Funded Investments				$157,082	$156,673	$157,264

Unfunded Investments — First lien
Dentalcorp of Canada ULC	Healthcare Services	—	6/6/2020	$3,000	$—	$7
Heartland Dental, LLC	Healthcare Services	—	4/30/2020	2,478	—	(8)
Ministry Brands, LLC	Software	—	10/18/2019	1,869	(9)	—
Pathway Vet Alliance LLC	Consumer Services	—	5/25/2020	3,083	(15)	8
University Support Services LLC (St. George's University Scholastic Services LLC)	Education	—	7/17/2019	1,186	—	(4)
YI, LLC	Healthcare Services	—	11/7/2018	520	4	4

Total Unfunded Investments				$12,136	$(20)	$7

Total Investments				$169,218	$156,653	$157,271

(1)
All interest is payable in cash unless otherwise indicated. A majority of the variable rate debt investments bear interest at a rate that may be determined by reference to the LIBOR (L), the Prime Rate (P) and the alternative base rate (Base). For each investment, the current interest rate provided reflects the rate in effect as of June 30, 2018.

(2)
Represents the fair value in accordance with ASC 820. The Company's board of directors does not determine the fair value of the investments held by SLP III.

F-45

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation — (Continued)
June 30, 2018
(in thousands, except share data)
(unaudited)

          Below is certain summarized financial information for SLP III as of June 30, 2018 and for the three and six months ended June 30, 2018:

Selected Balance Sheet Information:	June 30, 2018
Investments at fair value (cost of $156,653)	$157,271
Cash and other assets	3,407

Total assets	$160,678

Credit facility	$90,400
Deferred financing costs	(3,138)
Payable for unsettled securities purchased	16,689
Other liabilities	2,596

Total liabilities	106,547
Members' capital	$54,131

Total liabilities and members' capital	$160,678

Selected Statement of Operations Information:	Three Months Ended June 30, 2018(1)	Six Months Ended June 30, 2018(1)
Interest income	$790	$790
Other income	22	22

Total investment income	812	812

Interest and other financing expenses	574	574
Other expenses	226	226

Total expenses	800	800

Net investment income	12	12
Net change in unrealized appreciation (depreciation) of investments	618	618

Net increase in members' capital	$630	$630

(1)
SLP III commenced operations on April 25, 2018.

          For the three and six months ended June 30, 2018, the Company did not earn dividend income related to SLP III.

          The Company has determined that SLP III is an investment company under ASC 946; however, in accordance with such guidance the Company will generally not consolidate its investment in a company other than a wholly-owned investment company subsidiary. Furthermore, ASC 810 concludes that in a joint venture where both members have equal decision making authority, it is not appropriate for one member to consolidate the joint venture since neither has control. Accordingly, the Company does not consolidate SLP III.

F-46

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation — (Continued)
June 30, 2018
(in thousands, except share data)
(unaudited)

Unconsolidated Significant Subsidiaries

          In accordance with Regulation S-X Rule 10-01(b)(1), the Company evaluates its unconsolidated controlled portfolio companies as significant subsidiaries under this rule. As of June 30, 2018, UniTek Global Services, Inc. ("UniTek") is considered a significant unconsolidated subsidiary under Regulation S-X Rule 10-01(b)(1). Based on the requirements under Regulation S-X 10-01(b)(1), the summarized consolidated financial information of UniTek is shown below.

UniTek Global Services, Inc.

          UniTek is a full service provider of technical services to customers in the wireline telecommunications, satellite television and broadband cable industries in the U.S. and Canada. UniTek's customers are primarily telecommunication services, satellite television, and broadband cable providers, their contractors, and municipalities and related agencies. UniTek's customers utilize its services to engineer, build and maintain their network infrastructure and to provide residential and commercial fulfillment services, which is critical to their ability to deliver voice, video and data services to end users.

	Three Months Ended		Six Months Ended
Summary of Operations	June 30, 2018	June 30, 2017	June 30, 2018	June 30, 2017
Net Sales	$74,615	$62,026	$146,126	$128,110
Cost of goods sold	58,756	47,656	118,536	99,853

Gross Profit	15,859	14,370	27,590	28,257

Other expenses	14,100	13,078	27,319	26,065

Net income from continuing operations before extraordinary items	1,759	1,292	271	2,192
Loss from discontinued operations	(67)	(1,609)	(7)	(2,958)

Net income (loss)	$1,692	$(317)	$264	$(766)

Investment Risk Factors

          First and second lien debt that the Company invests in is entirely, or almost entirely, rated below investment grade or may be unrated. Debt investments rated below investment grade are often referred to as "leveraged loans", "high yield" or "junk" debt investments, and may be considered "high risk" compared to debt investments that are rated investment grade. These debt investments are considered speculative because of the credit risk of the issuers. Such issuers are considered more likely than investment grade issuers to default on their payments of interest and principal, and such risk of default could reduce the net asset value and income distributions of the Company. In addition, some of the Company's debt investments will not fully amortize during their lifetime, which could result in a loss or a substantial amount of unpaid principal and interest due upon maturity. First and second lien debt may also lose significant market value before a default occurs. Furthermore, an active trading market may not exist for these first and second lien debt investments. This illiquidity may make it more difficult to value the debt.

          Subordinated debt is generally subject to similar risks as those associated with first and second lien debt, except that such debt is subordinated in payment and/or lower in lien priority. Subordinated

F-47

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation — (Continued)
June 30, 2018
(in thousands, except share data)
(unaudited)

debt is subject to the additional risk that the cash flow of the borrower and the property securing the debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured and unsecured obligations of the borrower.

          The Company may directly invest in the equity of private companies or, in some cases, equity investments could be made in connection with a debt investment. Equity investments may or may not fluctuate in value, resulting in recognized realized gains or losses upon disposition.

Note 4. Fair Value

          Fair value is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 establishes a fair value hierarchy that prioritizes and ranks the inputs to valuation techniques used in measuring investments at fair value. The hierarchy classifies the inputs used in measuring fair value into three levels as follows:

          Level I —  Quoted prices (unadjusted) are available in active markets for identical investments and the Company has the ability to access such quotes as of the reporting date. The type of investments which would generally be included in Level I include active exchange-traded equity securities and exchange-traded derivatives. As required by ASC 820, the Company, to the extent that it holds such investments, does not adjust the quoted price for these investments, even in situations where the Company holds a large position and a sale could reasonably impact the quoted price.

          Level II —  Pricing inputs are observable for the investments, either directly or indirectly, as of the reporting date, but are not the same as those used in Level I. Level II inputs include the following:

  •
  Quoted prices for similar assets or liabilities in active markets;

  •
  Quoted prices for identical or similar assets or liabilities in non-active markets (examples include corporate and municipal bonds, which trade infrequently);

  •
  Pricing models whose inputs are observable for substantially the full term of the asset or liability (examples include most over-the-counter derivatives, including foreign exchange forward contracts); and

  •
  Pricing models whose inputs are derived principally from or corroborated by observable market data through correlation or other means for substantially the full term of the asset or liability.

          Level III —  Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment.

          The inputs used to measure fair value may fall into different levels. In all instances when the inputs fall within different levels of the hierarchy, the level within which the fair value measurement is categorized is based on the lowest level of input that is significant to the fair value measurement in its entirety. As such, a Level III fair value measurement may include inputs that are both observable and unobservable. Gains and losses for such assets categorized within the Level III table below may include changes in fair value that are attributable to both observable inputs and unobservable inputs.

          The inputs into the determination of fair value require significant judgment or estimation by management and consideration of factors specific to each investment. A review of the fair value hierarchy classifications is conducted on a quarterly basis. Changes in the observability of valuation inputs

F-48

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation — (Continued)
June 30, 2018
(in thousands, except share data)
(unaudited)

may result in the transfer of certain investments within the fair value hierarchy from period to period. Reclassifications impacting the fair value hierarchy are reported as transfers in/out of the respective leveling categories as of the beginning of the period in which the reclassifications occur.

          The following table summarizes the levels in the fair value hierarchy that the Company's portfolio investments fall into as of June 30, 2018:

	Total	Level I	Level II	Level III
First lien	$828,387	$—	$117,309	$711,078
Second lien	713,974	—	332,109	381,865
Subordinated	67,801	—	26,675	41,126
Equity and other	487,856	14	—	487,842

Total investments	$2,098,018	$14	$476,093	$1,621,911

          The following table summarizes the levels in the fair value hierarchy that the Company's portfolio investments fall into as of December 31, 2017:

	Total	Level I	Level II	Level III
First lien	$693,563	$—	$136,866	$556,697
Second lien	682,950	—	239,868	443,082
Subordinated	70,257	—	43,156	27,101
Equity and other	378,890	16	—	378,874

Total investments	$1,825,660	$16	$419,890	$1,405,754

F-49

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation — (Continued)
June 30, 2018
(in thousands, except share data)
(unaudited)

          The following table summarizes the changes in fair value of Level III portfolio investments for the three months ended June 30, 2018, as well as the portion of appreciation (depreciation) included in income attributable to unrealized appreciation (depreciation) related to those assets and liabilities still held by the Company at June 30, 2018:

	Total	First Lien	Second Lien	Subordinated	Equity and other
Fair value, March 31, 2018	$1,513,165	$649,391	$438,136	$28,192	$397,446
Total gains or losses included in earnings:
Net realized (losses) gains on investments	(1,114)	15	(1,129)	—	—
Net change in unrealized appreciation (depreciation)	7,675	(1,101)	(12,572)	(2,426)	23,774
Purchases, including capitalized PIK and revolver fundings	228,891	108,444	36,965	16,860	66,622
Proceeds from sales and paydowns of investments	(89,363)	(27,230)	(60,633)	(1,500)	—
Transfers into Level III(1)	9,512	9,512	—	—	—
Transfers out of Level III(1)	(46,855)	(27,953)	(18,902)	—	—

Fair Value, June 30, 2018	$1,621,911	$711,078	$381,865	$41,126	$487,842

Unrealized appreciation (depreciation) for the period relating to those Level III assets that were still held by the Company at the end of the period:	$7,695	$(913)	$(12,740)	$(2,426)	$23,774

(1)
As of June 30, 2018, portfolio investments were transferred into Level III from Level II and out of Level III into Level II at fair value as of the beginning of the period in which the reclassification occurred.

          The following table summarizes the changes in fair value of Level III portfolio investments for the three months ended June 30, 2017, as well as the portion of appreciation (depreciation) included in

F-50

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation — (Continued)
June 30, 2018
(in thousands, except share data)
(unaudited)

income attributable to unrealized appreciation (depreciation) related to those assets and liabilities still held by the Company at June 30, 2017:

	Total	First Lien	Second Lien	Subordinated	Equity and other
Fair value, March 31, 2017	$1,199,039	$526,968	$347,519	$25,603	$298,949
Total gains or losses included in earnings:
Net realized (losses) gains on investments	(26,615)	538	(27,560)	—	407
Net change in unrealized appreciation (depreciation)	25,078	(3,784)	28,813	336	(287)
Purchases, including capitalized PIK and revolver fundings	198,614	92,491	93,899	1,238	10,986
Proceeds from sales and paydowns of investments	(156,191)	(114,048)	(40,106)	(500)	(1,537)
Transfers into Level III(1)	25,957	25,957	—	—	—
Transfers out of Level III (1)	(25,859)	(25,859)	—	—	—

Fair Value, June 30, 2017	$1,240,023	$502,263	$402,565	$26,677	$308,518

Unrealized (depreciation) appreciation for the period relating to those Level III assets that were still held by the Company at the end of the period:	$(2,047)	$(3,114)	$1,482	$336	$(751)

(1)
As of June 30, 2017, portfolio investments were transferred into Level III from Level II at fair value as of the beginning of the period in which the reclassification occurred.

          The following table summarizes the changes in fair value of Level III portfolio investments for the six months ended June 30, 2018, as well as the portion of appreciation (depreciation) included in income

F-51

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation — (Continued)
June 30, 2018
(in thousands, except share data)
(unaudited)

attributable to unrealized appreciation (depreciation) related to those assets and liabilities still held by the Company at June 30, 2018:

	Total	First Lien	Second Lien	Subordinated	Equity and other
Fair value, December 31, 2017	$1,405,754	$556,697	$443,082	$27,101	$378,874
Total gains or losses included in earnings:
Net realized (losses) gains on investments	(1,017)	112	(1,129)	—	—
Net change in unrealized appreciation (depreciation)	6,121	(1,383)	(13,581)	(2,533)	23,618
Purchases, including capitalized PIK and revolver fundings	427,210	242,731	81,071	18,058	85,350
Proceeds from sales and paydowns of investments	(178,696)	(116,563)	(60,633)	(1,500)	—
Transfers into Level III(1)	85,549	85,549	—	—	—
Transfers out of Level III(1)	(123,010)	(56,065)	(66,945)	—	—

Fair Value, June 30, 2018	$1,621,911	$711,078	$381,865	$41,126	$487,842

Unrealized appreciation (depreciation) for the period relating to those Level III assets that were still held by the Company at the end of the period:	$6,652	$(684)	$(13,749)	$(2,533)	$23,618

(1)
As of June 30, 2018, portfolio investments were transferred into Level III from Level II and out of Level III into Level II at fair value as of the beginning of the period in which the reclassification occurred.

          The following table summarizes the changes in fair value of Level III portfolio investments for the six months ended June 30, 2017, as well as the portion of appreciation (depreciation) included in income

F-52

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation — (Continued)
June 30, 2018
(in thousands, except share data)
(unaudited)

attributable to unrealized appreciation (depreciation) related to those assets and liabilities still held by the Company at June 30, 2017:

	Total	First Lien	Second Lien	Subordinated	Equity and other
Fair value, December 31, 2016	$1,066,878	$530,601	$324,177	$24,653	$187,447
Total gains or losses included in earnings:
Net realized (losses) gains on investments	(26,305)	556	(27,268)	—	407
Net change in unrealized appreciation (depreciation)	23,743	(4,016)	30,583	547	(3,371)
Purchases, including capitalized PIK and revolver fundings	395,019	129,550	137,919	1,977	125,573
Proceeds from sales and paydowns of investments	(206,202)	(148,423)	(55,742)	(500)	(1,537)
Transfers into Level III(1)	24,744	—	24,744	—	—
Transfers out of Level III(1)	(37,854)	(6,005)	(31,848)	—	(1)

Fair Value, June 30, 2017	$1,240,023	$502,263	$402,565	$26,677	$308,518

Unrealized (depreciation) appreciation for the period relating to those Level III assets that were still held by the Company at the end of the period:	$(3,567)	$(3,971)	$3,496	$547	$(3,639)

(1)
As of June 30, 2017, portfolio investments were transferred into Level III from Level II and out of Level III into Level II at fair value as of the beginning of the period in which the reclassification occurred.

          Except as noted in the tables above, there were no other transfers in or out of Level I, II, or III during the three and six months ended June 30, 2018 and June 30, 2017. Transfers into Level III occur as quotations obtained through pricing services are deemed not representative of fair value as of the balance sheet date and such assets are internally valued. As quotations obtained through pricing services are substantiated through additional market sources, investments are transferred out of Level III. In addition, transfers out of Level III and transfers into Level III occur based on the increase or decrease in the availability of certain observable inputs.

          The Company invests in revolving credit facilities. These investments are categorized as Level III investments as these assets are not actively traded and their fair values are often implied by the term loans of the respective portfolio companies.

          The Company generally uses the following framework when determining the fair value of investments where there are little, if any, market activity or observable pricing inputs. The Company typically determines the fair value of its performing debt investments utilizing an income approach. Additional consideration is given using a market based approach, as well as reviewing the overall underlying

F-53

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation — (Continued)
June 30, 2018
(in thousands, except share data)
(unaudited)

portfolio company's performance and associated financial risks. The following outlines additional details on the approaches considered:

          Company Performance, Financial Review, and Analysis:    Prior to investment, as part of its due diligence process, the Company evaluates the overall performance and financial stability of the portfolio company. Post investment, the Company analyzes each portfolio company's current operating performance and relevant financial trends versus prior year and budgeted results, including, but not limited to, factors affecting its revenue and earnings before interest, taxes, depreciation, and amortization ("EBITDA") growth, margin trends, liquidity position, covenant compliance and changes to its capital structure. The Company also attempts to identify and subsequently track any developments at the portfolio company, within its customer or vendor base or within the industry or the macroeconomic environment, generally, that may alter any material element of its original investment thesis. This analysis is specific to each portfolio company. The Company leverages the knowledge gained from its original due diligence process, augmented by this subsequent monitoring, to continually refine its outlook for each of its portfolio companies and ultimately form the valuation of its investment in each portfolio company. When an external event such as a purchase transaction, public offering or subsequent sale occurs, the Company will consider the pricing indicated by the external event to corroborate the private valuation.

          For debt investments, the Company may employ the Market Based Approach (as described below) to assess the total enterprise value of the portfolio company, in order to evaluate the enterprise value coverage of the Company's debt investment. For equity investments or in cases where the Market Based Approach implies a lack of enterprise value coverage for the debt investment, the Company may additionally employ a discounted cash flow analysis based on the free cash flows of the portfolio company to assess the total enterprise value.

          After enterprise value coverage is demonstrated for the Company's debt investments through the method(s) above, the Income Based Approach (as described below) may be employed to estimate the fair value of the investment.

          Market Based Approach:    The Company may estimate the total enterprise value of each portfolio company by utilizing market value cash flow (EBITDA) multiples of publicly traded comparable companies and comparable transactions. The Company considers numerous factors when selecting the appropriate companies whose trading multiples are used to value its portfolio companies. These factors include, but are not limited to, the type of organization, similarity to the business being valued, and relevant risk factors, as well as size, profitability and growth expectations. The Company may apply an average of various relevant comparable company EBITDA multiples to the portfolio company's latest twelve month ("LTM") EBITDA or projected EBITDA to calculate the enterprise value of the portfolio company. Significant increases or decreases in the EBITDA multiple will result in an increase or decrease in enterprise value, which may result in an increase or decrease in the fair value estimate of the investment. In applying the market based approach as of June 30, 2018 and December 31, 2017, the Company used the relevant EBITDA multiple ranges set forth in the table below to determine the enterprise value of its portfolio companies. The Company believes these were reasonable ranges in light of current comparable company trading levels and the specific portfolio companies involved.

F-54

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation — (Continued)
June 30, 2018
(in thousands, except share data)
(unaudited)

          Income Based Approach:    The Company also may use a discounted cash flow analysis to estimate the fair value of the investment. Projected cash flows represent the relevant security's contractual interest, fee and principal payments plus the assumption of full principal recovery at the investment's expected maturity date. These cash flows are discounted at a rate established utilizing a yield calibration approach, which incorporates changes in the credit quality (as measured by relevant statistics) of the portfolio company, as compared to changes in the yield associated with comparable credit quality market indices, between the date of origination and the valuation date. Significant increases or decreases in the discount rate would result in a decrease or increase in the fair value measurement. In applying the income based approach as of June 30, 2018 and December 31, 2017, the Company used the discount ranges set forth in the table below to value investments in its portfolio companies.

          The unobservable inputs used in the fair value measurement of the Company's Level III investments as of June 30, 2018 were as follows:

				Range
Type	Fair Value as of June 30, 2018	Approach	Unobservable Input	Low	High	Weighted Average
First lien	$527,399	Market & income approach	EBITDA multiple	2.0x	19.8x	11.5x
			Revenue multiple	3.5x	6.3x	5.5x
			Discount rate	7.3%	12.9%	9.8%
	100,379	Market quote	Broker quote	N/A	N/A	N/A
	83,300	Other	N/A(1)	N/A	N/A	N/A
Second lien	211,125	Market & income approach	EBITDA multiple	8.0x	16.0x	11.4x
			Revenue multiple	1.0x	1.1x	1.1x
			Discount rate	9.7%	12.8%	11.3%
	170,740	Market quote	Broker quote	N/A	N/A	N/A
Subordinated	41,126	Market & income approach	EBITDA multiple	5.5x	12.5x	9.4x
			Discount rate	8.1%	21.8%	15.6%
Equity and other	487,347	Market & income approach	EBITDA multiple	0.4x	18.0x	11.9x
			Revenue multiple	1.0x	1.1x	1.1x
			Discount rate	7.0%	26.1%	12.7%
	495	Black Scholes analysis	Expected life in years	7.8	7.8	7.8
			Volatility	35.8%	35.8%	35.8%
			Discount rate	2.9%	2.9%	2.9%

	$1,621,911

(1)
Fair value was determined based on transaction pricing or recent acquisition or sale as the best measure of fair value with no material changes in operations of the related portfolio company since the transaction date.

F-55

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation — (Continued)
June 30, 2018
(in thousands, except share data)
(unaudited)

          The unobservable inputs used in the fair value measurement of the Company's Level III investments as of December 31, 2017 were as follows:

				Range
Type	Fair Value as of December 31, 2017	Approach	Unobservable Input	Low	High	Weighted Average
First lien	$458,543	Market & income approach	EBITDA multiple	2.0x	20.0x	11.8x
			Revenue multiple	3.5x	8.0x	6.1x
			Discount rate	6.5%	11.2%	9.2%
	98,154	Market quote	Broker quote	N/A	N/A	N/A
Second lien	220,597	Market & income approach	EBITDA multiple	8.0x	16.0x	11.4x
			Discount rate	7.9%	12.5%	10.8%
	215,098	Market quote	Broker quote	N/A	N/A	N/A
	7,387	Other	N/A(1)	N/A	N/A	N/A
Subordinated	27,101	Market & income approach	EBITDA multiple	4.5x	11.8x	9.0x
			Revenue multiple	0.5x	1.0x	0.8x
			Discount rate	7.9%	14.9%	12.8%
Equity and other	377,785	Market & income approach	EBITDA multiple	2.5x	18.0x	9.9x
			Revenue multiple	0.5x	1.0x	0.8x
			Discount rate	7.0%	23.6%	14.5%
	1,089	Black Scholes analysis	Expected life in years	8.3	8.3	8.3
			Volatility	39.4%	39.4%	39.4%
			Discount rate	2.4%	2.4%	2.4%

	$1,405,754

(1)
Fair value was determined based on transaction pricing or recent acquisition or sale as the best measure of fair value with no material changes in operations of the related portfolio company since the transaction date.

          Based on a comparison to similar BDC credit facilities, the terms and conditions of the Holdings Credit Facility and the NMFC Credit Facility (as defined in Note 7. Borrowings) are representative of market. The carrying values of the Holdings Credit Facility and NMFC Credit Facility approximate fair value as of June 30, 2018, as the facilities are continually monitored and examined by both the borrower and the lender. The carrying value of the SBA-guaranteed debentures and Unsecured Notes (as defined in Note 7. Borrowings) approximate fair value as of June 30, 2018 based on a comparison of market interest rates for the Company's borrowings and similar entities. The fair value of the Holdings Credit Facility, NMFC Credit Facility, SBA-guaranteed debentures and Unsecured Notes are considered Level III. The fair value of the Convertible Notes (as defined in Note 7. Borrowings) as of June 30, 2018 was $158,175, which was based on quoted prices and considered Level II. See Note 7. Borrowings, for details. The carrying value of the collateralized agreement approximates fair value as of June 30, 2018 and is considered Level III. The fair value of other financial assets and liabilities approximates their carrying value based on the short-term nature of these items.

F-56

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation — (Continued)
June 30, 2018
(in thousands, except share data)
(unaudited)

          Fair value risk factors — The Company seeks investment opportunities that offer the possibility of attaining substantial capital appreciation. Certain events particular to each industry in which the Company's portfolio companies conduct their operations, as well as general economic and political conditions, may have a significant negative impact on the operations and profitability of the Company's investments and/or on the fair value of the Company's investments. The Company's investments are subject to the risk of non-payment of scheduled interest or principal, resulting in a reduction in income to the Company and their corresponding fair valuations. Also, there may be risk associated with the concentration of investments in one geographic region or in certain industries. These events are beyond the control of the Company and cannot be predicted. Furthermore, the ability to liquidate investments and realize value is subject to uncertainties.

Note 5. Agreements

          The Company entered into an investment advisory and management agreement (the "Investment Management Agreement") with the Investment Adviser which was most recently re-approved by the Company's board of directors on February 7, 2018. Under the Investment Management Agreement, the Investment Adviser manages the day-to-day operations of, and provides investment advisory services to, the Company. For providing these services, the Investment Adviser receives a fee from the Company, consisting of two components — a base management fee and an incentive fee.

          Pursuant to the Investment Management Agreement, the base management fee is calculated at an annual rate of 1.75% of the Company's gross assets, which equals the Company's total assets on the Consolidated Statements of Assets and Liabilities, less (i) the borrowings under the SLF Credit Facility (as defined below) and (ii) cash and cash equivalents. The base management fee is payable quarterly in arrears, and is calculated based on the average value of the Company's gross assets, which equals the Company's total assets, as determined in accordance with GAAP, less the borrowings under the SLF Credit Facility and cash and cash equivalents at the end of each of the two most recently completed calendar quarters, and appropriately adjusted on a pro rata basis for any equity capital raises or repurchases during the current calendar quarter. The Company has not invested, and currently is not invested, in derivatives. To the extent the Company invests in derivatives in the future, the Company will use the actual value of the derivatives, as reported on the Consolidated Statements of Assets and Liabilities, for purposes of calculating its base management fee.

          Since the IPO, the base management fee calculation has deducted the borrowings under the New Mountain Finance SPV Funding, L.L.C. Loan and Security Agreement, as amended and restated, dated October 27, 2010 (the "SLF Credit Facility"). The SLF Credit Facility had historically consisted of primarily lower yielding assets at higher advance rates. As part of an amendment to the Company's existing credit facilities with Wells Fargo Bank, National Association, the SLF Credit Facility merged with the NMF Holdings Loan and Security Agreement, as amended and restated, dated May 19, 2011, and formed the Holdings Credit Facility on December 18, 2014 (as defined in Note 7. Borrowings). The amendment merged the credit facilities and combined the amount of borrowings previously available. Post credit facility merger and to be consistent with the methodology since the IPO, the Investment Adviser will continue to waive management fees on the leverage associated with those assets that share the same underlying yield characteristics with investments leveraged under the legacy SLF Credit Facility, which as of June 30, 2018 and June 30, 2017 was approximately $360,288 and $356,569, respectively. The Investment Adviser cannot recoup management fees that the Investment Adviser has previously waived. For the three and six months ended June 30, 2018, management fees waived were approximately $1,495

F-57

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation — (Continued)
June 30, 2018
(in thousands, except share data)
(unaudited)

and $2,817, respectively. For the three and six months ended June 30, 2017, management fees waived were approximately $1,485 and $2,841, respectively.

          The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears and equals 20.0% of the Company's "Pre-Incentive Fee Net Investment Income" for the immediately preceding quarter, subject to a "preferred return", or "hurdle", and a "catch-up" feature. "Pre-Incentive Fee Net Investment Income" means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, upfront, diligence and consulting fees or other fees that the Company receives from portfolio companies) accrued during the calendar quarter, minus the Company's operating expenses for the quarter (including the base management fee, expenses payable under an administration agreement, as amended and restated (the "Administration Agreement"), with the Administrator, and any interest expense and distributions paid on any issued and outstanding preferred stock (of which there are none as of June 30, 2018), but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that the Company has not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

          Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of the Company's net assets at the end of the immediately preceding calendar quarter, will be compared to a "hurdle rate" of 2.0% per quarter (8.0% annualized), subject to a "catch-up" provision measured as of the end of each calendar quarter. The hurdle rate is appropriately pro-rated for any partial periods. The calculation of the Company's incentive fee with respect to the Pre-Incentive Fee Net Investment Income for each quarter is as follows:

  •
  No incentive fee is payable to the Investment Adviser in any calendar quarter in which the Company's Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate of 2.0% (the "preferred return" or "hurdle").

  •
  100.0% of the Company's Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than or equal to 2.5% in any calendar quarter (10.0% annualized) is payable to the Investment Adviser. This portion of the Company's Pre-Incentive Fee Net Investment Income (which exceeds the hurdle rate but is less than or equal to 2.5%) is referred to as the "catch-up". The catch-up provision is intended to provide the Investment Adviser with an incentive fee of 20.0% on all of the Company's Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply when the Company's Pre-Incentive Fee Net Investment Income exceeds 2.5% in any calendar quarter.

  •
  20.0% of the amount of the Company's Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.5% in any calendar quarter (10.0% annualized) is payable to the Investment Adviser once the hurdle is reached and the catch-up is achieved.

          For the three and six months ended June 30, 2018, no incentive fees were waived. For the three and six months ended June 30, 2017, incentive fees waived were approximately $0 and $1,800, respectively. The Investment Adviser cannot recoup incentive fees that the Investment Adviser has previously waived.

          The second part of the incentive fee will be determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Management Agreement) and will equal 20.0% of the Company's realized capital gains, if any, on a cumulative basis from inception through the

F-58

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation — (Continued)
June 30, 2018
(in thousands, except share data)
(unaudited)

end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fee.

          In accordance with GAAP, the Company accrues a hypothetical capital gains incentive fee based upon the cumulative net realized capital gains and realized capital losses and the cumulative net unrealized capital appreciation and unrealized capital depreciation on investments held at the end of each period. Actual amounts paid to the Investment Adviser are consistent with the Investment Management Agreement and are based only on actual realized capital gains computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis from inception through the end of each calendar year as if the entire portfolio was sold at fair value.

          The following table summarizes the management fees and incentive fees incurred by the Company for the three and six months ended June 30, 2018 and June 30, 2017.

	Three Months Ended		Six Months Ended
	June 30, 2018	June 30, 2017	June 30, 2018	June 30, 2017
Management fee	$9,301	$8,275	$17,993	$15,889
Less: management fee waiver	(1,495)	(1,485)	(2,817)	(2,841)

Total management fee	7,806	6,790	15,176	13,048
Incentive fee, excluding accrued capital gains incentive fees	$6,430	$6,449	$12,864	$11,857
Less: incentive fee waiver	—	—	—	(1,800)

Total incentive fee	6,430	6,449	12,864	10,057
Accrued capital gains incentive fees(1)	$—	$—	$—	$—

(1)
As of June 30, 2018 and June 30, 2017, no actual capital gains incentive fee was owed under the Investment Management Agreement by the Company, as cumulative net realized capital gains did not exceed cumulative unrealized capital depreciation.

          The Company has entered into the Administration Agreement with the Administrator under which the Administrator provides administrative services. The Administrator maintains, or oversees the maintenance of, the Company's consolidated financial records, prepares reports filed with the United States Securities and Exchange Commission (the "SEC"), generally monitors the payment of the Company's expenses and oversees the performance of administrative and professional services rendered by others. The Company will reimburse the Administrator for the Company's allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations to the Company under the Administration Agreement. Pursuant to the Administration Agreement and further restricted by the Company, the Administrator may, in its own discretion, submit to the Company for reimbursement some or all of the expenses that the Administrator has incurred on behalf of the Company during any quarterly period. As a result, the amount of expenses for which the Company will have to reimburse the Administrator may fluctuate in future quarterly periods and there can be no assurance given as to when, or if, the Administrator may determine to limit the expenses that the Administrator submits to the Company for reimbursement in the future. However, it is expected that the Administrator will continue to support part of the expense burden of the Company in the near future and may decide to not calculate and charge through certain overhead related amounts as well as continue to cover some of the indirect costs. The Administrator cannot recoup any expenses that the Administrator has previously

F-59

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation — (Continued)
June 30, 2018
(in thousands, except share data)
(unaudited)

waived. For the three and six months ended June 30, 2018, approximately $551 and $1,210, respectively, of indirect administrative expenses were included in administrative expenses of which $276 and $276, respectively, of indirect administrative expenses were waived by the Administrator. For the three and six months ended June 30, 2017, approximately $371 and $783, respectively, of indirect administrative expenses were included in administrative expenses, of which $4 and $416, respectively, of indirect administrative expenses were waived by the Administrator. As of June 30, 2018 and December 31, 2017, approximately $1,301 and $444, respectively, of indirect administrative expenses were included in payable to affiliates.

          The Company, the Investment Adviser and the Administrator have also entered into a Trademark License Agreement, as amended, with New Mountain Capital, pursuant to which New Mountain Capital has agreed to grant the Company, the Investment Adviser and the Administrator a non-exclusive, royalty-free license to use the "New Mountain" and the "New Mountain Finance" names. Under the Trademark License Agreement, as amended, subject to certain conditions, the Company, the Investment Adviser and the Administrator will have a right to use the "New Mountain" and "New Mountain Finance" names, for so long as the Investment Adviser or one of its affiliates remains the investment adviser of the Company. Other than with respect to this limited license, the Company, the Investment Adviser and the Administrator will have no legal right to the "New Mountain" or the "New Mountain Finance" names.

Note 6. Related Parties

          The Company has entered into a number of business relationships with affiliated or related parties.

          The Company has entered into the Investment Management Agreement with the Investment Adviser, a wholly-owned subsidiary of New Mountain Capital. Therefore, New Mountain Capital is entitled to any profits earned by the Investment Adviser, which includes any fees payable to the Investment Adviser under the terms of the Investment Management Agreement, less expenses incurred by the Investment Adviser in performing its services under the Investment Management Agreement.

          The Company has entered into the Administration Agreement with the Administrator, a wholly-owned subsidiary of New Mountain Capital. The Administrator arranges office space for the Company and provides office equipment and administrative services necessary to conduct their respective day-to-day operations pursuant to the Administration Agreement. The Company reimburses the Administrator for the allocable portion of overhead and other expenses incurred by it in performing its obligations to the Company under the Administration Agreement, which includes the fees and expenses associated with performing administrative, finance and compliance functions, and the compensation of the Company's chief financial officer and chief compliance officer and their respective staffs.

          The Company, the Investment Adviser and the Administrator have entered into a royalty-free Trademark License Agreement, as amended, with New Mountain Capital, pursuant to which New Mountain Capital has agreed to grant the Company, the Investment Adviser and the Administrator a non-exclusive, royalty-free license to use the name "New Mountain" and "New Mountain Finance".

          The Company has adopted a formal code of ethics that governs the conduct of its officers and directors. These officers and directors also remain subject to the duties imposed by the 1940 Act, the Delaware General Corporation Law and the Delaware Limited Liability Company Act.

          The Investment Adviser and its affiliates may also manage other funds in the future that may have investment mandates that are similar, in whole or in part, to the Company's investment mandates. The Investment Adviser and its affiliates may determine that an investment is appropriate for the Company

F-60

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation — (Continued)
June 30, 2018
(in thousands, except share data)
(unaudited)

or for one or more of those other funds. In such event, depending on the availability of such investment and other appropriate factors, the Investment Adviser or its affiliates may determine that the Company should invest side-by-side with one or more other funds. Any such investments will be made only to the extent permitted by applicable law and interpretive positions of the SEC and its staff and consistent with the Investment Adviser's allocation procedures. On December 18, 2017, the SEC issued an exemptive order (the "Exemptive Order"), which superseded a prior order issued on June 5, 2017, which permits the Company to co-invest in portfolio companies with certain funds or entities managed by the Investment Adviser or its affiliates in certain negotiated transactions where co-investing would otherwise be prohibited under the 1940 Act, subject to the conditions of the Exemptive Order. Pursuant to the Exemptive Order, the Company is permitted to co-invest with its affiliates if a "required majority" (as defined in Section 57(o) of the 1940 Act) of the Company's independent directors make certain conclusions in connection with a co-investment transaction, including, but not limited to, that (1) the terms of the potential co-investment transaction, including the consideration to be paid, are reasonable and fair to the Company and its stockholders and do not involve overreaching in respect of the Company or its stockholders on the part of any person concerned, and (2) the potential co-investment transaction is consistent with the interests of the Company's stockholders and is consistent with its then-current investment objective and strategies.

Note 7. Borrowings

          On March 23, 2018, the Small Business Credit Availability Act (the "SBCA") was signed into law, which included various changes to regulations under the federal securities laws that impact BDCs. The SBCA included changes to the 1940 Act to allow BDCs to decrease their asset coverage requirement to 150.0% from 200.0% under certain circumstances. On April 12, 2018, the Company's board of directors, including a "required majority" (as such term is defined in Section 57(o) of the 1940 Act) approved the application of the modified asset coverage requirements set forth in Section 61(a)(2) of the 1940 Act, as amended by the SBCA and recommended the submission of a proposal for stockholders to approve the application of the 150.0% minimum asset coverage ratio to the Company at a special meeting of stockholders, which was held on June 8, 2018. The stockholder proposal was approved by the required votes of the Company's stockholders at such special meeting of stockholders, and thus the Company became subject to the 150.0% minimum asset coverage ratio on June 9, 2018. As a result of the Company's exemptive relief received on November 5, 2014, the Company is permitted to exclude its SBA-guaranteed debentures from the 150.0% asset coverage ratio that the Company is required to maintain under the 1940 Act. As of June 30, 2018, the Company's asset coverage ratio was 210.9%.

          Holdings Credit Facility —  On December 18, 2014, the Company entered into the Second Amended and Restated Loan and Security Agreement, among the Company, as the Collateral Manager, NMF Holdings, as the Borrower, Wells Fargo Securities, LLC, as the Administrative Agent and Wells Fargo Bank, National Association, as the Lender and Collateral Custodian, which is structured as a revolving credit facility and matures on December 18, 2019. On October 24, 2017 the Company entered into the Third Amended and Restated Loan and Security Agreement (the "Holdings Credit Facility"), among the Company as the Collateral Manager, NMF Holdings as the Borrower and Wells Fargo Bank, National Association as the Administrative Agent and Collateral Custodian, which extended the maturity date to October 24, 2022.

          The maximum amount of revolving borrowings available under the Holdings Credit Facility is $495,000. Under the Holdings Credit Facility, NMF Holdings is permitted to borrow up to 25.0%, 45.0% or 70.0% of the purchase price of pledged assets, subject to approval by Wells Fargo Bank, National

F-61

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation — (Continued)
June 30, 2018
(in thousands, except share data)
(unaudited)

Association. The Holdings Credit Facility is non-recourse to the Company and is collateralized by all of the investments of NMF Holdings on an investment by investment basis. All fees associated with the origination or upsizing of the Holdings Credit Facility are capitalized on the Company's Consolidated Statement of Assets and Liabilities and charged against income as other financing expenses over the life of the Holdings Credit Facility. The Holdings Credit Facility contains certain customary affirmative and negative covenants and events of default. In addition, the Holdings Credit Facility requires the Company to maintain a minimum asset coverage ratio. The covenants are generally not tied to mark to market fluctuations in the prices of NMF Holdings investments, but rather to the performance of the underlying portfolio companies.

          The Holdings Credit Facility bears interest at a rate of LIBOR plus 1.75% per annum for Broadly Syndicated Loans (as defined in the Loan and Security Agreement) and LIBOR plus 2.50% per annum for all other investments. Effective April 1, 2018, the Holdings Credit Facility bears interest at a rate of LIBOR plus 1.75% per annum for Broadly Syndicated Loans (as defined in the Loan and Security Agreement) and LIBOR plus 2.25% per annum for all other investments. The Holdings Credit Facility also charges a non-usage fee, based on the unused facility amount multiplied by the Non-Usage Fee Rate (as defined in the Loan and Security Agreement).

          The following table summarizes the interest expense, non-usage fees and amortization of financing costs incurred on the Holdings Credit Facility for the three and six months ended June 30, 2018 and June 30, 2017.

	Three Months Ended		Six Months Ended
	June 30, 2018	June 30, 2017	June 30, 2018	June 30, 2017
Interest expense	$3,591	$2,894	$6,717	$5,603
Non-usage fee	$179	$173	$391	$357
Amortization of financing costs	$624	$401	$1,240	$798
Weighted average interest rate	4.1%	3.2%	4.0%	3.2%
Effective interest rate	5.0%	3.9%	5.0%	3.9%
Average debt outstanding	$351,466	$356,307	$337,283	$351,198

          As of June 30, 2018 and December 31, 2017, the outstanding balance on the Holdings Credit Facility was $390,463 and $312,363, respectively, and NMF Holdings was in compliance with the applicable covenants in the Holdings Credit Facility on such dates.

          NMFC Credit Facility —  The Senior Secured Revolving Credit Agreement, as amended (together with the related guarantee and security agreement, the "NMFC Credit Facility"), dated June 4, 2014, among the Company, as the Borrower, Goldman Sachs Bank USA, as the Administrative Agent and Collateral Agent, and Goldman Sachs Bank USA, Morgan Stanley Bank, N.A. and Stifel Bank & Trust, as Lenders, is structured as a senior secured revolving credit facility and matures on June 4, 2019. On February 27, 2018, the Company entered into an amendment to the NMFC Credit Facility, which extended the maturity date to June 4, 2022. The NMFC Credit Facility is guaranteed by certain domestic subsidiaries of the Company and proceeds from the NMFC Credit Facility may be used for general corporate purposes, including the funding of portfolio investments.

          As of June 30, 2018, the maximum amount of revolving borrowings available under the NMFC Credit Facility was $150,000. The Company is permitted to borrow at various advance rates depending

F-62

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation — (Continued)
June 30, 2018
(in thousands, except share data)
(unaudited)

on the type of portfolio investment, as outlined in the Senior Secured Revolving Credit Agreement. All fees associated with the origination of the NMFC Credit Facility are capitalized on the Company's Consolidated Statement of Assets and Liabilities and charged against income as other financing expenses over the life of the NMFC Credit Facility. The NMFC Credit Facility contains certain customary affirmative and negative covenants and events of default, including certain financial covenants related to asset coverage and liquidity and other maintenance covenants.

          The NMFC Credit Facility generally bears interest at a rate of LIBOR plus 2.50% per annum or the prime rate plus 1.50% per annum, and charges a commitment fee, based on the unused facility amount multiplied by 0.375% per annum (as defined in the Senior Secured Revolving Credit Agreement).

          The following table summarizes the interest expense, non-usage fees and amortization of financing costs incurred on the NMFC Credit Facility for the three and six months ended June 30, 2018 and June 30, 2017.

	Three Months Ended		Six Months Ended
	June 30, 2018	June 30, 2017	June 30, 2018	June 30, 2017
Interest expense	$1,519	$783	$2,371	$1,073
Non-usage fee	$14	$33	$71	$115
Amortization of financing costs	$121	$98	$233	$194
Weighted average interest rate	4.5%	3.5%	4.4%	3.5%
Effective interest rate	4.9%	4.2%	5.0%	4.5%
Average debt outstanding	$135,769	$87,902	$108,881	$61,429

          As of June 30, 2018 and December 31, 2017, the outstanding balance on the NMFC Credit Facility was $150,000 and $122,500, respectively, and NMFC was in compliance with the applicable covenants in the NMFC Credit Facility on such dates.

          Convertible Notes —  On June 3, 2014, the Company closed a private offering of $115,000 aggregate principal amount of unsecured convertible notes (the "Convertible Notes"), pursuant to an indenture, dated June 3, 2014 (the "Indenture"). The Convertible Notes were issued in a private placement only to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"). As of June 3, 2015, the restrictions under Rule 144A under the Securities Act were removed, allowing the Convertible Notes to be eligible and freely tradable without restrictions for resale pursuant to Rule 144(b)(1) under the Securities Act. On September 30, 2016, the Company closed a public offering of an additional $40,250 aggregate principal amount of the Convertible Notes. These additional Convertible Notes constitute a further issuance of, rank equally in right of payment with, and form a single series with the $115,000 aggregate principal amount of Convertible Notes that the Company issued on June 3, 2014.

          The Convertible Notes bear interest at an annual rate of 5.0%, payable semi-annually in arrears on June 15 and December 15 of each year, which commenced on December 15, 2014. The Convertible Notes will mature on June 15, 2019 unless earlier converted or repurchased at the holder's option.

F-63

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation — (Continued)
June 30, 2018
(in thousands, except share data)
(unaudited)

          The following table summarizes certain key terms related to the convertible features of the Company's Convertible Notes as of June 30, 2018.

June 30, 2018
Initial conversion premium	12.5%
Initial conversion rate(1)	62.7746
Initial conversion price	$15.93
Conversion premium at June 30, 2018	11.7%
Conversion rate at June 30, 2018(1)(2)	63.2794
Conversion price at June 30, 2018(2)(3)	$15.80
Last conversion price calculation date	June 3, 2018

(1)
Conversion rates denominated in shares of common stock per $1 principal amount of the Convertible Notes converted.

(2)
Represents conversion rate and conversion price, as applicable, taking into account certain de minimis adjustments that will be made on the conversion date.

(3)
The conversion price in effect at June 30, 2018 was calculated on the last anniversary of the issuance and will be calculated again on the next anniversary, unless the exercise price shall have changed by more than 1.0% before the anniversary.

          The conversion rate will be subject to adjustment upon certain events, such as stock splits and combinations, mergers, spin-offs, increases in dividends in excess of $0.34 per share per quarter and certain changes in control. Certain of these adjustments, including adjustments for increases in dividends, are subject to a conversion price floor of $14.05 per share. In no event will the total number of shares of common stock issuable upon conversion exceed 71.1893 per $1 principal amount of the Convertible Notes. The Company has determined that the embedded conversion option in the Convertible Notes is not required to be separately accounted for as a derivative under GAAP.

          The Convertible Notes are unsecured obligations and rank senior in right of payment to the Company's existing and future indebtedness that is expressly subordinated in right of payment to the Convertible Notes; equal in right of payment to the Company's existing and future unsecured indebtedness that is not so subordinated; effectively junior in right of payment to any of the Company's secured indebtedness (including existing unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company's subsidiaries and financing vehicles. As reflected in Note 11. Earnings Per Share, the issuance is considered part of the if-converted method for calculation of diluted earnings per share.

          The Company may not redeem the Convertible Notes prior to maturity. No sinking fund is provided for the Convertible Notes. In addition, if certain corporate events occur, holders of the Convertible Notes may require the Company to repurchase for cash all or part of their Convertible Notes at a repurchase price equal to 100.0% of the principal amount of the Convertible Notes to be repurchased, plus accrued and unpaid interest through, but excluding, the repurchase date.

          The Indenture contains certain covenants, including covenants requiring the Company to provide financial information to the holders of the Convertible Note and the Trustee if the Company ceases to

F-64

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation — (Continued)
June 30, 2018
(in thousands, except share data)
(unaudited)

be subject to the reporting requirements of the Exchange Act. These covenants are subject to limitations and exceptions that are described in the Indenture.

          The following table summarizes the interest expense, amortization of financing costs and amortization of premium incurred on the Convertible Notes for the three and six months ended June 30, 2018 and June 30, 2017.

	Three Months Ended		Six Months Ended
	June 30, 2018	June 30, 2017	June 30, 2018	June 30, 2017
Interest expense	$1,940	$1,940	$3,881	$3,881
Amortization of financing costs	$297	$297	$590	$590
Amortization of premium	$(28)	$(28)	$(55)	$(55)
Effective interest rate	5.7%	5.7%	5.7%	5.7%
Average debt outstanding	$155,250	$155,250	$155,250	$155,250

          As of June 30, 2018 and December 31, 2017, the outstanding balance on the Convertible Notes was $155,250 and $155,250, respectively, and NMFC was in compliance with the terms of the Indenture on such dates.

          Unsecured Notes —  On May 6, 2016, the Company issued $50,000 in aggregate principal amount of five-year unsecured notes that mature on May 15, 2021 (the "2016 Unsecured Notes"), pursuant to a note purchase agreement, dated May 4, 2016, to an institutional investor in a private placement. On September 30, 2016, the Company entered into an amended and restated note purchase agreement (the "NPA") and issued an additional $40,000 in aggregate principal amount of 2016 Unsecured Notes to institutional investors in a private placement. On June 30, 2017, the Company issued $55,000 in aggregate principal amount of five-year unsecured notes that mature on July 15, 2022 (the "2017A Unsecured Notes"), pursuant to the NPA and a supplement to the NPA. On January 30, 2018, the Company issued $90,000 in aggregate principal amount of five year unsecured notes that mature on January 30, 2023 (the "2018A Unsecured Notes" and together with the 2016 Unsecured Notes and 2017A Unsecured Notes, the "Unsecured Notes") pursuant to the NPA and a second supplement to the NPA. The NPA provides for future issuances of Unsecured Notes in separate series or tranches. The Unsecured Notes are equal in priority with the Company's other unsecured indebtedness, including the Company's Convertible Notes.

          The 2016 Unsecured Notes bear interest at an annual rate of 5.313%, payable semi-annually on May 15 and November 15 of each year, which commenced on November 15, 2016. The 2017A Unsecured Notes bear interest at an annual rate of 4.760%, payable semi-annually on January 15 and July 15 of each year, which commenced on January 15, 2018. The 2018A Unsecured Notes bear interest at an annual rate of 4.87%, payable semi-annually on February 15 and August 15 of each year, which commences on August 15, 2018. These interest rates are subject to increase in the event that: (i) subject to certain exceptions, the Unsecured Notes or the Company ceases to have an investment grade rating or (ii) the aggregate amount of the Company's unsecured debt falls below $150,000. In each such event, the Company has the option to offer to prepay the Unsecured Notes at par, in which case holders of the Unsecured Notes who accept the offer would not receive the increased interest rate. In addition, the Company is obligated to offer to prepay the Unsecured Notes at par if the Investment Adviser, or an affiliate thereof, ceases to be the Company's investment adviser or if certain change in control events occur with respect to the Investment Adviser.

F-65

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation — (Continued)
June 30, 2018
(in thousands, except share data)
(unaudited)

          The NPA contains customary terms and conditions for unsecured notes issued in a private placement, including, without limitation, an option to offer to prepay all or a portion of the Unsecured Notes at par (plus a make-whole amount, if applicable), affirmative and negative covenants such as information reporting, maintenance of the Company's status as a BDC under the 1940 Act and a RIC under the Code, minimum stockholders' equity, minimum asset coverage ratio, and prohibitions on certain fundamental changes at the Company or any subsidiary guarantor, as well as customary events of default with customary cure and notice, including, without limitation, nonpayment, misrepresentation in a material respect, breach of covenant, cross-default under other indebtedness of the Company or certain significant subsidiaries, certain judgments and orders, and certain events of bankruptcy.

          The following table summarizes the interest expense and amortization of financing costs incurred on the Unsecured Notes for the three and six months ended June 30, 2018 and June 30, 2017.

	Three Months Ended		Six Months Ended
	June 30, 2018	June 30, 2017	June 30, 2018	June 30, 2017
Interest expense	$2,946	$1,203	$5,538	$2,398
Amortization of financing costs	$174	$103	$336	$204
Weighted average interest rate	5.0%	5.3%	5.1%	5.3%
Effective interest rate	5.3%	5.8%	5.4%	5.8%
Average debt outstanding	$235,000	$90,604	$220,580	$90,304

          As of June 30, 2018 and December 31, 2017, the outstanding balance on the Unsecured Notes was $235,000 and $145,000, respectively, and the Company was in compliance with the terms of the NPA.

          SBA-guaranteed debentures —  On August 1, 2014 and August 25, 2017, respectively, SBIC I and SBIC II received SBIC licenses from the SBA to operate as SBICs.

          The SBIC licenses allow SBICs to obtain leverage by issuing SBA-guaranteed debentures, subject to the issuance of a capital commitment by the SBA and other customary procedures. SBA-guaranteed debentures are non-recourse to the Company, interest only debentures with interest payable semi-annually and have a ten year maturity. The principal amount of SBA-guaranteed debentures is not required to be paid prior to maturity but may be prepaid at any time without penalty. The interest rate of SBA-guaranteed debentures is fixed on a semi-annual basis at a market-driven spread over U.S. Treasury Notes with ten year maturities. The SBA, as a creditor, will have a superior claim to the assets of SBIC I and SBIC II over the Company's stockholders in the event SBIC I and SBIC II are liquidated or the SBA exercises remedies upon an event of default.

          The maximum amount of borrowings available under current SBA regulations for a single licensee is $150,000 as long as the licensee has at least $75,000 in regulatory capital, receives a capital commitment from the SBA and has been through an examination by the SBA subsequent to licensing. In June 2018, the U.S. Senate passed the Small Business Investment Opportunity Act, which the President signed into law, that amended the 1958 Act by increasing the individual leverage limit from $150,000 to $175,000, subject to SBA approvals.

          As of June 30, 2018 and December 31, 2017, SBIC I had regulatory capital of $75,000 and $75,000, respectively, and SBA-guaranteed debentures outstanding of $150,000 and $150,000, respectively. As of June 30, 2018 and December 31, 2017, SBIC II had regulatory capital of $42,500 and $2,500, respectively,

F-66

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation — (Continued)
June 30, 2018
(in thousands, except share data)
(unaudited)

and $13,000 and $0, respectively, of SBA-guaranteed debentures outstanding. The SBA-guaranteed debentures incur upfront fees of 3.425%, which consists of a 1.00% commitment fee and a 2.425% issuance discount, which are amortized over the life of the SBA-guaranteed debentures. The following table summarizes the Company's SBA-guaranteed debentures as of June 30, 2018.

Issuance Date	Maturity Date	Debenture Amount	Interest Rate	SBA Annual Charge
Fixed SBA-guaranteed debentures:
March 25, 2015	March 1, 2025	$37,500	2.517%	0.355%
September 23, 2015	September 1, 2025	37,500	2.829%	0.355%
September 23, 2015	September 1, 2025	28,795	2.829%	0.742%
March 23, 2016	March 1, 2026	13,950	2.507%	0.742%
September 21, 2016	September 1, 2026	4,000	2.051%	0.742%
September 20, 2017	September 1, 2027	13,000	2.518%	0.742%
March 21, 2018	March 1, 2028	15,255	3.187%	0.742%
Interim SBA-guaranteed debentures:
	September 1, 2028(1)	13,000	2.644%	0.222%

Total SBA-guaranteed debentures		$163,000

(1)
Estimated maturity date as interim SBA-guaranteed debentures are expected to pool in September 2018.

          Prior to pooling, the SBA-guaranteed debentures bear interest at an interim floating rate of LIBOR plus 0.30%. Once pooled, which occurs in March and September each year, the SBA-guaranteed debentures bear interest at a fixed rate that is set to the current 10-year treasury rate plus a spread at each pooling date.

          The following table summarizes the interest expense and amortization of financing costs incurred on the SBA-guaranteed debentures for the three and six months ended June 30, 2018 and June 30, 2017.

	Three Months Ended		Six Months Ended
	June 30, 2018	June 30, 2017	June 30, 2018	June 30, 2017
Interest expense	$1,249	$979	$2,409	$1,932
Amortization of financing costs	$128	$104	$252	$205
Weighted average interest rate	3.2%	3.2%	3.2%	3.2%
Effective interest rate	3.6%	3.5%	3.5%	3.5%
Average debt outstanding	$154,286	$124,305	$152,155	$123,025

          The SBIC program is designed to stimulate the flow of private investor capital into eligible smaller businesses, as defined by the SBA. Under SBA regulations, SBICs are subject to regulatory requirements, including making investments in SBA-eligible businesses, investing at least 25.0% of its investment capital in eligible small businesses, as defined under the 1958 Act, placing certain limitations on the financing terms of investments, regulating the types of financing, prohibiting investments in small businesses with certain characteristics or in certain industries and requiring capitalization thresholds that limit distributions to the Company. SBICs are subject to an annual periodic examination by an SBA examiner to determine the SBIC's compliance with the relevant SBA regulations and an annual financial

F-67

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation — (Continued)
June 30, 2018
(in thousands, except share data)
(unaudited)

audit of its financial statements that are prepared on a basis of accounting other than GAAP (such as ASC 820) by an independent auditor. As of June 30, 2018 and December 31, 2017, SBIC I and SBIC II were in compliance with SBA regulatory requirements.

Note 8. Regulation

          The Company has elected to be treated, and intends to comply with the requirements to continue to qualify annually, as a RIC under Subchapter M of the Code. In order to continue to qualify and be subject to tax as a RIC, among other things, the Company is required to timely distribute to its stockholders at least 90.0% of investment company taxable income, as defined by the Code, for each year. The Company, among other things, intends to make and will continue to make the requisite distributions to its stockholders, which will generally relieve the Company from U.S. federal, state, and local income taxes (excluding excise taxes which may be imposed under the Code).

          Additionally, as a BDC, the Company must not acquire any assets other than "qualifying assets" specified in the 1940 Act unless, at the time the acquisition is made, at least 70.0% of its total assets are qualifying assets (with certain limited exceptions). In addition, the Company must offer to make available to all eligible portfolio companies managerial assistance.

Note 9. Commitments and Contingencies

          In the normal course of business, the Company may enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Company may also enter into future funding commitments such as revolving credit facilities, bridge financing commitments or delayed draw commitments. As of June 30, 2018, the Company had unfunded commitments on revolving credit facilities of $48,060, no outstanding bridge financing commitments and other future funding commitments of $67,479. As of December 31, 2017, the Company had unfunded commitments on revolving credit facilities of $23,716, no outstanding bridge financing commitments and other future funding commitments of $53,712. The unfunded commitments on revolving credit facilities and delayed draws are disclosed on the Company's Consolidated Schedule of Investments.

          The Company also has revolving borrowings available under the Holdings Credit Facility and the NMFC Credit Facility as of June 30, 2018 and December 31, 2017. See Note 7. Borrowings, for details.

          The Company may from time to time enter into financing commitment letters. As of June 30, 2018 and December 31, 2017, the Company had commitment letters to purchase investments in the aggregate par amount of $20,052 and $13,907, respectively, which could require funding in the future.

          As of June 30, 2018 and December 31, 2017, the Company owed $9,000 and $12,000, respectively, related to a settlement agreement with a trustee of Black Elk Energy Offshore Operations, LLC. The Company began to make semi-annual payments of $3,000 in June 2018 with the final payment due in December 2019. See Item 3. Legal Proceedings in the Company's Annual Report on Form 10-K for the year ended December 31, 2017.

          As of June 30, 2018, the Company had unfunded commitments related to an equity investment in SLP III of $37,200, which may be funded at the Company's discretion.

F-68

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation — (Continued)
June 30, 2018
(in thousands, except share data)
(unaudited)

Note 10. Net Assets

          The table below illustrates the effect of certain transactions on the net asset accounts of the Company:

	Common Stock			Accumulated Undistributed Net Investment Income
			Paid in Capital in Excess of Par		Accumulated Undistributed Net Realized (Losses) Gains
	Shares	Par Amount				Net Unrealized (Depreciation) Appreciation	Total Net Assets
Balance at December 31, 2017	75,935,093	$759	$1,053,468	$39,165	$(76,681)	$18,264	$1,034,975
Issuances of common stock	171,279	2	2,328	—	—	—	2,330
Distributions declared	—	—	—	(51,636)	—	—	(51,636)
Net increase (decrease) in net assets resulting from operations	—	—	—	51,457	(6,403)	1,923	46,977

Balance at June 30, 2018	76,106,372	$761	$1,055,796	$38,986	$(83,084)	$20,187	$1,032,646

Note 11. Earnings Per Share

          The following information sets forth the computation of basic and diluted net increase in the Company's net assets per share resulting from operations for the three and six months ended June 30, 2018 and June 30, 2017:

	Three Months Ended		Six Months Ended
	June 30, 2018	June 30, 2017	June 30, 2018	June 30, 2017
Earnings per share — basic
Numerator for basic earnings per share:	$23,133	$27,328	$46,977	$57,745
Denominator for basic weighted average share:	75,938,857	75,383,387	75,936,986	72,566,825

Basic earnings per share:	$0.30	$0.36	$0.62	$0.80

Earnings per share — diluted(1)
Numerator for increase in net assets per share	$23,133	$27,328	$46,977	$57,745
Adjustment for interest on Convertible Notes and incentive fees, net	1,553	1,553	3,105	3,105

Numerator for diluted earnings per share:	$24,686	$28,881	$50,082	$60,850
Denominator for basic weighted average share	75,938,857	75,383,387	75,936,986	72,566,825
Adjustment for dilutive effect of Convertible Notes	9,824,127	9,824,127	9,824,127	9,824,127

Denominator for diluted weighted average share	85,762,984	85,207,514	85,761,113	82,390,952

Diluted earnings per share	$0.29	$0.34	$0.58	$0.74

(1)
In applying the if-converted method, conversion is not assumed for purposes of computing diluted earnings per share if the effect would be anti-dilutive.

F-69

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation — (Continued)
June 30, 2018
(in thousands, except share data)
(unaudited)

Note 12. Financial Highlights

          The following information sets forth the Company's financial highlights for the six months ended June 30, 2018 and June 30, 2017.

	Six Months Ended
	June 30, 2018	June 30, 2017
Per share data(1):
Net asset value, January 1, 2018 and January 1, 2017, respectively	$13.63	$13.46
Net investment income	0.68	0.68
Net realized and unrealized gains (losses)(2)	(0.06)	0.17

Total net increase	0.62	0.85
Distributions declared to stockholders from net investment income	(0.68)	(0.68)

Net asset value, June 30, 2018 and June 30, 2017, respectively	$13.57	$13.63

Per share market value, June 30, 2018 and June 30, 2017, respectively	$13.60	$14.55

Total return based on market value(3)	5.52%	8.01%
Total return based on net asset value(4)	4.59%	6.35%
Shares outstanding at end of period	76,106,372	75,685,838
Average weighted shares outstanding for the period	75,936,986	72,566,825
Average net assets for the period	$1,032,833	$989,230
Ratio to average net assets:
Net investment income	10.05%	10.04%
Total expenses, before waivers/reimbursements	11.54%	10.03%
Total expenses, net of waivers/reimbursements	10.94%	8.99%
Average debt outstanding — Holdings Credit Facility	$337,283	$351,198
Average debt outstanding — Convertible Notes	155,250	155,250
Average debt outstanding — SBA-guaranteed debentures	152,155	123,025
Average debt outstanding — Unsecured Notes	220,580	90,304
Average debt outstanding — NMFC Credit Facility	108,881	61,429
Asset coverage ratio(5)	210.94%	237.20%
Portfolio turnover	14.57%	18.17%

(1)
Per share data is based on weighted average shares outstanding for the respective period (except for distributions declared to stockholders, which is based on actual rate per share).

(2)
Includes the accretive effect of common stock issuances per share, which for the six months ended June 30, 2018 and June 30, 2017 were $0.00 and $0.05, respectively.

(3)
Total return is calculated assuming a purchase of common stock at the opening of the first day of the year and a sale on the closing of the last business day of the period. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Company's dividend reinvestment plan.
F-70

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation — (Continued)
June 30, 2018
(in thousands, except share data)
(unaudited)

(4)
Total return is calculated assuming a purchase at net asset value on the opening of the first day of the year and a sale at net asset value on the last day of the period. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at the net asset value on the last day of the respective quarter.

(5)
On November 5, 2014, the Company received exemptive relief from the SEC allowing the Company to modify the asset coverage requirement to exclude the SBA-guaranteed debentures from this calculation.

Note 13. Recent Accounting Standards Updates

          In January 2016, the FASB issued Accounting Standards Update No. 2016-01, Financial Instruments — Overall Subtopic 825-10 — Recognition and Measurement of Financial Assets and Financial Liabilities ("ASU 2016-01"). ASU 2016-01 amends certain aspects of recognition, measurement, presentation and disclosure of financial assets and liabilities. ASU 2016-01 is effective for financial statements issued for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years. The new guidance must be applied by means of a cumulative-effect adjustment to the balance sheet as of the beginning of the fiscal year of adoption. The amendments related to equity securities without readily determinable fair values (including disclosure requirements) should be applied prospectively to equity investments that exist as of the date of adoption of ASU 2016-01. The Company is in the process of evaluating the impact that this guidance will have on the Company's consolidated financial statements and disclosures.

Note 14. Subsequent Events

          The Company's management has evaluated subsequent events through the date of issuance of the consolidated financial statements included herein. There have been no subsequent events that occurred during such period that would require disclosure in our Form 10-Q or would be required to be recognized in the consolidated financial statements as of and for the six months ended June 30, 2018, except as discussed below.

          On August 1, 2018, the Company's board of directors declared a third quarter 2018 distribution of $0.34 per share payable on September 28, 2018 to holders of record as of September 14, 2018.

F-71

Deloitte & Touche LLP
30 Rockefeller Plaza New York, NY 10112

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholders and the board of directors of New Mountain Finance Corporation

Results of Review of Interim Financial Information

          We have reviewed the accompanying consolidated statement of assets and liabilities of New Mountain Finance Corporation and subsidiaries (the "Company"), including the consolidated schedule of investments, as of June 30, 2018, and the related consolidated statements of operations for the three month and six-month periods ended June 30, 2018 and 2017, and changes in net assets and cash flows for the six-month periods ended June 30, 2018 and 2017, and the related notes (collectively referred to as the "interim financial information"). Based on our reviews, we are not aware of any material modifications that should be made to the accompanying interim financial information for it to be in conformity with accounting principles generally accepted in the United States of America.

          We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB), the consolidated statement of assets and liabilities of the Company, including the consolidated schedule of investments, as of December 31, 2017, and the related consolidated statements of operations, changes in net assets and cash flows for the year then ended (not presented herein); and in our report dated February 28, 2018, we expressed an unqualified opinion on those consolidated financial statements. In our opinion, the information set forth in the accompanying consolidated statement of assets and liabilities as of December 31, 2017, is fairly stated, in all material respects, in relation to the consolidated statement of assets and liabilities from which it has been derived.

Basis for Review Results

          This interim financial information is the responsibility of the Company's management. We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We conducted our reviews in accordance with standards of the PCAOB. A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the PCAOB, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

/s/ DELOITTE & TOUCHE LLP

August 7, 2018

F-72

PROSPECTUS

$500,000,000

New Mountain Finance Corporation

Common Stock

Preferred Stock

Subscription Rights

Warrants

Debt Securities

            New Mountain Finance Corporation ("NMFC", the "Company", "we", "us" and "our") is a Delaware corporation that was originally incorporated on June 29, 2010. We are a closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended (the "1940 Act"). Our investment objective is to generate current income and capital appreciation through the sourcing and origination of debt securities at all levels of the capital structure, including first and second lien debt, notes, bonds and mezzanine securities. Our first lien debt may include traditional first lien senior secured loans or unitranche loans. Unitranche loans combine characteristics of traditional first lien senior secured loans as well as second lien and subordinated loans. Unitranche loans will expose us to the risks associated with second lien and subordinated loans to the extent we invest in the "last out" tranche. In some cases, our investments may also include equity interests. Our primary focus is in the debt of defensive growth companies, which are defined as generally exhibiting the following characteristics: (i) sustainable secular growth drivers, (ii) high barriers to competitive entry, (iii) high free cash flow after capital expenditure and working capital needs, (iv) high returns on assets and (v) niche market dominance.

            The investments that we invest in are almost entirely rated below investment grade or may be unrated, which are often referred to as "leveraged loans", "high yield" or "junk" debt investments, and may be considered "high risk" or speculative compared to debt investments that are rated investment grade. Such issuers are considered more likely than investment grade issuers to default on their payments of interest and principal and such risk of default could reduce our net asset value and income distributions. Our investments are also primarily floating rate debt investments that contain interest reset provisions that may make it more difficult for borrowers to make debt repayments to us if interest rates rise. In addition, some of our debt investments will not fully amortize during their lifetime, which could result in a loss or a substantial amount of unpaid principal and interest due upon maturity. Our debt investments may also lose significant market value before a default occurs. Furthermore, an active trading market may not exist for these securities. This illiquidity may make it more difficult to value our investments.

            We may offer, from time to time, in one or more offerings or series, up to $500,000,000 of common stock, preferred stock, subscription rights to purchase shares of common stock, debt securities or warrants, which we refer to, collectively, as the "securities". The preferred stock, subscription rights, debt securities and warrants offered hereby may be convertible or exchangeable into shares of common stock. The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus.

            In the event we offer common stock, the offering price per share of our common stock less any underwriting discounts or commissions will generally not be less than the net asset value per share of our common stock at the time we make the offering. However, we may issue shares of our common stock pursuant to this prospectus at a price per share that is less than its net asset value per share (i) in connection with a rights offering to our existing stockholders, (ii) with the prior approval of the majority (as defined in the 1940 Act) of our common stockholders or (iii) under such other circumstances as the United States Securities and Exchange Commission may permit.

            The securities may be offered directly to one or more purchasers, including to existing stockholders in a rights offering, through agents designated from time to time by us, or to or through underwriters or dealers. Each prospectus supplement relating to an offering will identify any agents or underwriters involved in the sale of the securities, and will disclose any applicable purchase price, fee, discount or commissions arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See "Plan of Distribution". We may not sell any of the securities through agents, underwriters or dealers without delivery of this prospectus and a prospectus supplement describing the method and terms of the offering of such securities.

            Our common stock is traded on the New York Stock Exchange under the symbol "NMFC". On July 10, 2018, the last reported sales price on the New York Stock Exchange for our common stock was $13.85 per share.

            An investment in our common stock is very risky and highly speculative. Shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value. In addition, the companies in which we invest are subject to special risks. See "Risk Factors" beginning on page 27 to read about factors you should consider, including the risk of leverage, before investing in our common stock.

            Neither the United States Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

            This prospectus may not be used to consummate sales of our securities unless accompanied by a prospectus supplement.

            Please read this prospectus and any accompanying prospectus supplements before investing and keep each for future reference. This prospectus and any accompanying prospectus supplements contain important information about us that a prospective investor ought to know before investing in our securities. We file annual, quarterly and current reports, proxy statements and other information with the United States Securities and Exchange Commission (http://www.sec.gov), which is available free of charge by contacting us by mail at 787 Seventh Avenue, 48th Floor, New York, New York 10019 or on our website at http://www.newmountainfinance.com.

July 13, 2018

          You should rely only on the information contained in this prospectus and any accompanying prospectus supplement. We have not authorized any dealer, salesman or other person to give any information or to make any representation other than those contained in this prospectus or any prospectus supplement to this prospectus. You must not rely upon any information or representation not contained in this prospectus or any such supplements as if we had authorized it. This prospectus and any such supplements do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus and any such supplements is accurate as of the dates on their covers. Our business, financial condition, results of operations and prospects may have changed since then.

ABOUT THIS PROSPECTUS

          This prospectus is part of a registration statement that we have filed with the United States Securities and Exchange Commission ("SEC"), using the "shelf" registration process. Under the shelf registration process, which constitutes a delayed offering in reliance on Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), we may offer, from time to time, in one or more offerings, up to $500,000,000 of common stock, preferred stock, subscription rights to purchase shares of common stock, debt securities or warrants, on terms to be determined at the time of the offering. The securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of our offerings of securities that we may conduct pursuant to this prospectus. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. A prospectus supplement may also add, update or change information contained in this prospectus.

          Please carefully read this prospectus and any such supplements together with any exhibits and the additional information described under "Available Information" and in the "Summary" and "Risk Factors" sections before you make an investment decision.

ii

 PROSPECTUS SUMMARY

          The following summary contains basic information about offerings pursuant to this prospectus. It may not contain all the information that is important to you. For a more complete understanding of offerings pursuant to this prospectus, we encourage you to read this entire prospectus and the documents to which we have referred in this prospectus, together with any accompanying prospectus supplements, including the risks set forth under the caption "Risk Factors" in this prospectus and any accompanying prospectus supplement and the information set forth under the caption "Available Information" in this prospectus.

          In this prospectus, unless the context otherwise requires, references to:

  •
  "NMFC", the "Company", "we", "us" and "our" refers to New Mountain Finance Corporation, a Delaware corporation, which was incorporated on June 29, 2010, including, where appropriate, its wholly-owned direct and indirect subsidiaries;

  •
  "NMF Holdings" and "Predecessor Operating Company" refers to New Mountain Finance Holdings, L.L.C., a Delaware limited liability company;

  •
  "NMF SLF" refers to New Mountain Finance SPV Funding, L.L.C., a Delaware limited liability company;

  •
  "NMNLC" refers to New Mountain Net Lease Corporation, a Maryland corporation;

  •
  "SBIC I GP" refers to New Mountain Finance SBIC G.P. L.L.C., a Delaware limited liability company;

  •
  "SBIC I" refers to New Mountain Finance SBIC L.P., a Delaware limited partnership;

  •
  "SBIC II GP" refers to New Mountain Finance SBIC II G.P. L.L.C., a Delaware limited liability company;

  •
  "SBIC II" refers to New Mountain Finance SBIC II L.P., a Delaware limited partnership;

  •
  "Guardian AIV" refers to New Mountain Guardian AIV, L.P.;

  •
  "AIV Holdings" refers to New Mountain Finance AIV Holdings Corporation, a Delaware corporation which was incorporated on March 11, 2011, of which Guardian AIV was the sole stockholder;

  •
  "Investment Adviser" refers to New Mountain Finance Advisers BDC, L.L.C., our investment adviser;

  •
  "Administrator" refers to New Mountain Finance Administration, L.L.C., our administrator;

  •
  "New Mountain Capital" refers to New Mountain Capital Group, L.L.C. and its affiliates;

  •
  "Predecessor Entities" refers to New Mountain Guardian (Leveraged), L.L.C. and New Mountain Guardian Partners, L.P., together with their respective direct and indirect wholly-owned subsidiaries prior to our initial public offering;

  •
  "NMFC Credit Facility" refers to our Senior Secured Revolving Credit Agreement with Goldman Sachs Bank USA, Morgan Stanley Bank, N.A. and Stifel Bank & Trust, dated June 4, 2014, as amended (together with the related guarantee and security agreement);

  •
  "Holdings Credit Facility" refers to NMF Holdings' Third Amended and Restated Loan and Security Agreement with Wells Fargo Bank, National Association, dated October 24, 2017, as amended;

  •
  "Predecessor Holdings Credit Facility" refers to NMF Holdings' Amended and Restated Loan and Security Agreement with Wells Fargo Bank, National Association, dated May 19, 2011, as amended;

  •
  "SLF Credit Facility" refers to NMF SLF's Loan and Security Agreement with Wells Fargo Bank, National Association, dated October 27, 2010, as amended;

  •
  "Convertible Notes" refers to our 5.00% convertible notes due 2019 issued on June 3, 2014 and September 30, 2016 under an indenture dated June 3, 2014 (the "Indenture"), between us and U.S. Bank National Association, as trustee;

  •
  "2016 Unsecured Notes" refers to our 5.313% unsecured notes due May 15, 2021 issued on May 6, 2016 and September 30, 2016 to institutional investors in a private placement;

  •
  "2017A Unsecured Notes" refers to our 4.760% unsecured notes due July 15, 2022 issued on June 30, 2017 to institutional investors in a private placement;

  •
  "2018A Unsecured Notes" refers to our 4.870% unsecured notes due January 30, 2023 issued on January 30, 2018 to institutional investors in a private placement;

  •
  "2018B Unsecured Notes" refers to our 5.36% unsecured notes due June 28, 2023 issued on July 5, 2018 to institutional investors in a private placement; and

  •
  "Unsecured Notes" refers to the 2016 Unsecured Notes, the 2017A Unsecured Notes and the 2018A Unsecured Notes.

          For the periods prior to and as of December 31, 2013, all financial information provided in this prospectus reflects our organizational structure prior to the restructuring on May 8, 2014 described under "Description of Restructuring", where NMF Holdings functioned as the operating company.

 Overview

          We are a Delaware corporation that was originally incorporated on June 29, 2010 and completed our initial public offering ("IPO") on May 19, 2011. We are a closed-end, non-diversified management investment company that has elected to be regulated as a business development company ("BDC") under the Investment Company Act of 1940, as amended (the "1940 Act"). As such, we are obligated to comply with certain regulatory requirements. We have elected to be treated, and intend to comply with the requirements to continue to qualify annually, as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). NMFC is also registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act").

          The Investment Adviser is a wholly-owned subsidiary of New Mountain Capital. New Mountain Capital is a firm with a track record of investing in the middle market. New Mountain Capital focuses on investing in defensive growth companies across its private equity, public equity and credit investment vehicles. The Investment Adviser manages our day-to-day operations and provides us with investment advisory and management services. The Administrator, a wholly-owned subsidiary of New Mountain Capital, provides the administrative services necessary to conduct our day-to-day operations.

          Our wholly-owned subsidiary, NMF Holdings, is a Delaware limited liability company whose assets are used to secure NMF Holdings' credit facility. For additional information about our organizational structure prior to May 8, 2014, see "— Description of Restructuring". NMF Ancora Holdings Inc. ("NMF Ancora"), NMF QID NGL Holdings, Inc. ("NMF QID") and NMF YP Holdings Inc. ("NMF YP"), our wholly-owned subsidiaries, are structured as Delaware entities that serve as tax blocker corporations which hold equity or equity-like investments in portfolio companies organized as limited liability companies (or other forms of pass-through entities). We consolidate our tax blocker corporations for accounting purposes. The tax blocker corporations are not consolidated for income tax purposes and may incur income tax expense as a result of their ownership of the portfolio companies. Additionally, our wholly-owned subsidiary, New Mountain Finance Servicing, L.L.C. ("NMF Servicing"), serves as the administrative agent on certain investment transactions. SBIC I, and its general partner, SBIC I GP, are organized in Delaware as a limited partnership and limited liability company, respectively. During the year ended December 31, 2017, SBIC II and its general partner, SBIC II GP, were organized in Delaware as a limited partnership and limited liability company, respectively. SBIC I, SBIC I GP, SBIC II and SBIC II GP are our consolidated wholly-owned direct and indirect subsidiaries. SBIC I and SBIC II each received a license from the United States ("U.S.") Small Business Administration (the "SBA") to operate as a small business investment company ("SBIC") under Section 301(c) of the Small Business Investment Act of 1958, as amended (the "1958 Act"). Our wholly-owned subsidiary, NMNLC, a Maryland corporation, was formed to acquire commercial real properties that are subject to "triple net" leases and has qualified and intends to continue to qualify as a real estate investment trust ("REIT") within the meaning of Section 856(a) of the Code.

          Our investment objective is to generate current income and capital appreciation through the sourcing and origination of debt securities at all levels of the capital structure, including first and second lien debt, notes, bonds and mezzanine securities. The first lien debt may include traditional first lien senior secured loans or unitranche loans. Unitranche loans combine characteristics of traditional first lien senior secured loans as well as second lien and subordinated loans. Unitranche loans will expose us to the risks associated with second lien and subordinated loans to the extent we invest in the "last out" tranche. In some cases, our investments may also include equity interests. Our primary focus is in the debt of defensive growth companies, which are defined as generally exhibiting the following characteristics: (i) sustainable secular growth drivers, (ii) high barriers to competitive entry, (iii) high free cash flow after capital expenditure and working capital needs, (iv) high returns on assets and (v) niche market dominance. Similar to us, SBIC I's and SBIC II's investment objective is to generate current income and capital appreciation under our investment criteria. However, SBIC I's and SBIC II's investments must be in SBA eligible small businesses. Our portfolio may be concentrated in a limited number of industries. As of March 31, 2018, our top five industry concentrations were business services, software, healthcare services, education and distribution & logistics.

          The investments that we invest in are almost entirely rated below investment grade or may be unrated, which are often referred to as "leveraged loans", "high yield" or "junk" debt investments, and may be considered "high risk" or speculative compared to debt investments that are rated investment grade. Such issuers are considered more likely than investment grade issuers to default on their payments of interest and principal, and such risk of default could reduce our net asset value and income distributions. Our investments are also primarily floating rate debt investments that contain interest reset provisions that may make it more difficult for borrowers to make debt repayments to us if interest rates rise. In addition, some of our debt investments will not fully amortize during their lifetime, which could result in a loss or a substantial amount of unpaid principal and interest due upon maturity. Our debt investments may also lose significant market value before a default occurs. Furthermore, an active trading market may not exist for these securities. This illiquidity may make it more difficult to value our investments.

          As of March 31, 2018, our net asset value was $1,033.0 million and our portfolio had a fair value of approximately $1,977.9 million in 89 portfolio companies, with a weighted average yield to maturity at cost for income producing investments ("YTM at Cost") of approximately 11.1% and a weighted average yield to maturity at cost for all investments ("YTM at Cost for Investments") of approximately 11.1%. The YTM at Cost calculation assumes that all investments, including secured collateralized agreements, not on non-accrual are purchased at cost on the quarter end date and held until their respective maturities with no prepayments or losses and exited at par at maturity. The YTM at Cost for Investments calculation assumes that all investments, including secured collateralized agreements, are purchased as cost on the quarter end date and held until their respective maturities with no prepayments or losses and exited at par at maturity. YTM at Cost and YTM at Cost for Investments calculations exclude the impact of existing leverage. YTM at Cost and YTM at Cost for Investments uses the London Interbank Offered Rate ("LIBOR") curves at each quarter's end date. The actual yield to maturity may be higher or lower due to the future selection of the LIBOR contracts by the individual companies in our portfolio or other factors.

Recent Developments

Modified Asset Coverage

          On March 23, 2018, the Consolidated Appropriations Act of 2018, which includes the Small Business Credit Availability Act (the "SBCA"), was signed into law. The SBCA amends the 1940 Act to permit a BDC to reduce the required minimum asset coverage ratio applicable to it from 200.0% to 150.0%, subject to certain requirements described therein. On April 12, 2018, our board of directors, including a "required majority" (as such term is defined in Section 57(o) of the 1940 Act) approved the application of the modified asset coverage requirements set forth in Section 61(a)(2) of the 1940 Act, as amended by the SBCA, and recommended the submission of a proposal for stockholders to approve the application of the 150.0% minimum asset coverage ratio to us at a special meeting of stockholders, which was held on June 8, 2018. The proposal was approved at such special meeting of stockholders, and thus we became subject to the 150.0% minimum asset coverage ratio on June 9, 2018. Changing the asset coverage ratio permits us to double our leverage, which results in increased leverage risk and increased expenses.

Portfolio Investments

          On April 25, 2018, NMFC and SkyKnight Income II, LLC ("SkyKnight II") entered into a limited liability company agreement to establish a joint venture, NMFC Senior Loan Program III LLC ("SLP III"). NMFC and SkyKnight II have committed to provide $80.0 million and $20.0 million, respectively, of equity to SLP III. The purpose of the joint venture is to invest primarily in senior secured loans issued by portfolio companies within our core industry verticals. All investment decisions must be unanimously approved by the investment committee of SLP III, which has equal representations from NMFC and SkyKnight II. On May 2, 2018, SLP III closed its $300.0 million revolving credit facility with Citibank, N.A. which matures on May 2, 2023 and bears interest at a rate of LIBOR plus 1.70% per annum.

          On April 27, 2018, we exited our investment in American Tire Distributors, Inc. ("ATD"), due to ATD's reported loss of its largest supplier. As of March 31, 2018, our investment in ATD had a cost basis of approximately $12.3 million and a fair value of approximately $12.8 million. The sale will result in a realized loss of approximately $5.8 million for the quarter ended June 30, 2018.

Distribution

          On May 2, 2018, our board of directors declared a second quarter 2018 distribution of $0.34 per share which was paid on June 29, 2018 to holders of record as of June 15, 2018.

Unsecured Notes Issuance

          On July 5, 2018, we entered into a third supplement (the "Supplement") to our Amended and Restated Note Purchase Agreement, dated September 30, 2016 (the "NPA"). Pursuant to the Supplement, on July 5, 2018, we issued to an institutional investor identified therein, in a private placement, $50.0 million in aggregate principal amount of 5.36% Series 2018B Notes due June 28, 2023 as an additional series of notes under the NPA. Except as set forth in the Supplement, the 2018B Unsecured Notes have the same terms as the $90.0 million in aggregate principal amount of the 5.313% Notes due May 15, 2021, the $55.0 million in aggregate principal amount of the 4.76% Series 2017A Notes due July 15, 2022 and the $90.0 million in aggregate principal amount of 4.87% Series 2018A Notes due January 30, 2023 (collectively, the "Prior Notes") that we previously issued pursuant to the NPA, the first supplement and the second supplement thereto, respectively. The Supplement includes certain additional covenants and terms, including, without limitation, a requirement that we not exceed a debt-to-equity ratio of 1.65 to 1.00 at the time of incurring additional indebtedness and a requirement that we not exceed a secured debt ratio of 0.70 to 1.00 at any time. The 2018B Unsecured Notes will rank equal in priority with our other unsecured indebtedness, including the Prior Notes. Interest on the 2018B Unsecured Notes will be payable semi-annually in arrears on January 15 and July 15 of each year, commencing on January 15, 2019.

NMFC Credit Facility Amendment

          On July 5, 2018, we entered into Amendment No. 4 (the "Amendment") to our NMFC Credit Facility. The Amendment reduces the minimum asset coverage ratio that we must maintain at the time of any borrowing under the NMFC Credit Facility and as of each quarter end from 2.00 to 1.00 to 1.50 to 1.00. The Amendment also includes a requirement that we not exceed a debt-to-equity ratio of 1.65 to 1.00 at the time of incurring additional indebtedness and a requirement that we not exceed a secured debt ratio of 0.70 to 1.00 at any time.

The Investment Adviser

          The Investment Adviser, a wholly-owned subsidiary of New Mountain Capital, manages our day-to-day operations and provides us with investment advisory and management services. In particular, the Investment Adviser is responsible for identifying attractive investment opportunities, conducting research and due diligence on prospective investments, structuring our investments and monitoring and servicing our investments. We currently do not have, and do not intend to have, any employees. The Investment Adviser also manages New Mountain Guardian Partners II, L.P., a Delaware limited partnership, and New Mountain Guardian Partners II Offshore, L.P., a Cayman Islands exempted limited partnership, (together "Guardian II"), which commenced operations in April 2017. As of March 31, 2018, the Investment Adviser was supported by over 130 employees and senior advisors of New Mountain Capital.

          The Investment Adviser is managed by a five member investment committee (the "Investment Committee"), which is responsible for approving purchases and sales of our investments above $10.0 million in aggregate by issuer. The Investment Committee currently consists of Steven B. Klinsky, Robert A. Hamwee, Adam B. Weinstein and John R. Kline. The fifth and final member of the Investment Committee will consist of a New Mountain Capital Managing Director who will hold the position on the Investment Committee on an annual rotating basis. Mathew J. Lori served on the Investment Committee from August 2016 to July 2017. Beginning in August 2017, Peter N. Masucci was appointed to the Investment Committee for a one year term. In addition, our executive officers and certain investment professionals of the Investment Adviser are invited to all Investment Committee meetings. Purchases and dispositions below $10.0 million may be approved by our Chief Executive Officer. These approval thresholds are subject to change over time. We expect to benefit from the extensive and varied relevant experience of the investment professionals serving on the Investment Committee, which includes expertise in private equity, primary and secondary leveraged credit, private mezzanine finance and distressed debt.

 Competitive Advantages

          We believe that we have the following competitive advantages over other capital providers to middle market companies:

Proven and Differentiated Investment Style With Areas of Deep Industry Knowledge

          In making its investment decisions, the Investment Adviser applies New Mountain Capital's long-standing, consistent investment approach that has been in place since its founding more than 15 years ago. We focus on companies in defensive growth niches of the middle market space where we believe few debt funds have built equivalent research and operational size and scale.

          We benefit directly from New Mountain Capital's private equity investment strategy that seeks to identify attractive investment sectors from the top down and then works to become a well positioned investor in these sectors. New Mountain Capital focuses on companies and industries with sustainable strengths in all economic cycles, particularly ones that are defensive in nature, that have secular tailwinds and can maintain pricing power in the midst of a recessionary and/or inflationary environment. New Mountain Capital focuses on companies within sectors in which it has significant expertise (examples include software, education, niche healthcare, business services, federal services and distribution & logistics) while typically avoiding investments in companies with products or services that serve markets that are highly cyclical, have the potential for long-term decline, are overly-dependent on consumer demand or are commodity-like in nature.

          In making its investment decisions, the Investment Adviser has adopted the approach of New Mountain Capital, which is based on three primary investment principles:

  1.
  A generalist approach, combined with proactive pursuit of the highest quality opportunities within carefully selected industries, identified via an intensive and structured ongoing research process;

  2.
  Emphasis on strong downside protection and strict risk controls; and

  3.
  Continued search for superior risk adjusted returns, combined with timely, intelligent exits and outstanding return performance.

Experienced Management Team and Established Platform

          The Investment Adviser's team members have extensive experience in the leveraged lending space. Steven B. Klinsky, New Mountain Capital's Founder, Chief Executive Officer and Managing Director and Chairman of our board of directors, was a general partner of Forstmann Little & Co., a manager of debt and equity funds totaling multiple billions of dollars in the 1980s and 1990s. He was also a co-founder of Goldman, Sachs & Co.'s Leverage Buyout Group in the period from 1981 to 1984. Robert A. Hamwee, our Chief Executive Officer and Managing Director of New Mountain Capital, was formerly President of GSC Group, Inc. ("GSC"), where he was the portfolio manager of GSC's distressed debt funds and led the development of GSC's CLOs. John R. Kline, our President and Chief Operating Officer and Managing Director of New Mountain Capital, worked at GSC as an investment analyst and trader for GSC's control distressed and corporate credit funds and at Goldman, Sachs & Co. in the Credit Risk Management and Advisory Group.

          Many of the debt investments that we have made to date have been in the same companies with which New Mountain Capital has already conducted months of intensive acquisition due diligence related to potential private equity investments. We believe that private equity underwriting due diligence is usually more robust than typical due diligence for loan underwriting. In its underwriting of debt investments, the Investment Adviser is able to utilize the research and hands-on operating experience that New Mountain Capital's private equity underwriting teams possess regarding the individual companies and industries. Business and industry due diligence is led by a team of investment professionals of the Investment Adviser that generally consists of three to seven individuals, typically based on their relevant company and/or industry specific knowledge. Additionally, the Investment Adviser is also able to utilize its relationships with operating management teams and other private equity sponsors. We believe this differentiates us from many of our competitors.

Significant Sourcing Capabilities and Relationships

          We believe the Investment Adviser's ability to source attractive investment opportunities is greatly aided by both New Mountain Capital's historical and current reviews of private equity opportunities in the business segments we target. To date, a significant majority of the investments that we have made are in the debt of companies and industry sectors that were first identified and reviewed in connection with New Mountain Capital's private equity efforts, and the majority of our current pipeline reflects this as well. Furthermore, the Investment Adviser's investment professionals have deep and longstanding relationships in both the private equity sponsor community and the lending/agency community which they have and will continue to utilize to generate investment opportunities.

Risk Management through Various Cycles

          New Mountain Capital has emphasized tight control of risk since its inception. To date, New Mountain Capital has never experienced a bankruptcy of any of its portfolio companies in its private equity efforts. The Investment Adviser seeks to emphasize tight control of risk with our investments in several important ways, consistent with New Mountain Capital's historical approach. In particular, the Investment Adviser:

  •
  Emphasizes the origination or purchase of debt in what the Investment Adviser believes are defensive growth companies, which are less likely to be dependent on macro-economic cycles;

  •
  Targets investments in companies that are preeminent market leaders in their own industries, and when possible, investments in companies that have strong management teams whose skills are difficult for competitors to acquire or reproduce; and

  •
  Targets investments in companies with significant equity value in excess of our debt investments.

Access to Non Mark to Market, Seasoned Leverage Facility

          The amount available under the Holdings Credit Facility is generally not subject to reduction as a result of mark to market fluctuations in our portfolio investments. None of our credit facilities mature prior to June 2022. For a detailed discussion of our credit facilities, see "Management's Discussion and Analysis of Financial Conditions and Results of Operations — Liquidity and Capital Resources".

Market Opportunity

          We believe that the size of the market for investments that we target, coupled with the demands of middle market companies for flexible sources of capital at competitive terms and rates, create an attractive investment environment for us.

  •
  Large pool of uninvested private equity capital available for new buyouts.  We expect that private equity firms will continue to pursue acquisitions and will seek to leverage their equity investments with mezzanine loans and/or senior loans (including traditional first and second lien, as well as unitranche loans) provided by companies such as ours.

  •
  The leverage finance market has a high level of financing needs over the next several years due to significant bank debt maturities.  We believe that the large dollar volume of loans that need to be refinanced will present attractive opportunities to invest capital in a manner consistent with our stated objectives.

  •
  Middle market companies continue to face difficulties in accessing the capital markets.  We believe opportunities to serve the middle market will continue to exist. While many middle market companies were formerly able to raise funds by issuing high-yield bonds, we believe this approach to financing has become more difficult as institutional investors have sought to invest in larger, more liquid offerings.

  •
  Increased regulatory scrutiny of banks has reduced middle market lending.  We believe that many traditional bank lenders to middle market businesses have either exited or de-emphasized their service and product offerings in the middle market. These traditional lenders have instead focused on lending and providing other services to large corporate clients. We believe this has resulted in fewer key players and the reduced availability of debt capital to the companies we target.

  •
  Conservative loan to value.  As a result of the credit crisis, many lenders are requiring larger equity contributions from financial sponsors. Larger equity contributions create an enhanced margin of safety for lenders because leverage is a lower percentage of the implied enterprise value of the company.

  •
  Attractive pricing.  Reduced access to, and availability of, debt capital typically increases the interest rates, or pricing, of loans for middle market lenders. Recent primary debt transactions in this market often include upfront fees, original issue discount, prepayment protections and, in some cases, warrants to purchase common stock, all of which should enhance the profitability of new loans to lenders.

Operating and Regulatory Structure

          We are a closed-end, non-diversified management investment company that has elected to be regulated as a BDC under the 1940 Act and are required to maintain an asset coverage ratio, as defined in the 1940 Act, of at least 150.0%. Changing the asset coverage ratio would permit us to double our leverage, which would result in increased leverage risk and increased expenses. We include the assets and liabilities of our consolidated subsidiaries for purposes of satisfying the requirements under the 1940 Act. See "Regulation — Senior Securities" in this prospectus.

          We have elected to be treated, and intend to comply with the requirements to continue to qualify annually, as a RIC under Subchapter M of the Code. See "Material U.S. Federal Income Tax Considerations" in this prospectus. As a RIC, we generally will not be subject to corporate-level U.S. federal income taxes on any net ordinary income or capital gains that we timely distribute to our stockholders as dividends if we meet certain source-of-income, distribution and asset diversification requirements. We intend to distribute to our stockholders substantially all of our annual taxable income except that we may retain certain net capital gains for reinvestment.

Risks

          An investment in our securities involves risk, including the risk of leverage and the risk that our operating policies and strategies may change without prior notice to our stockholders or prior stockholder approval. See "Risk Factors" and the other information included in this prospectus for a discussion of factors you should carefully consider before deciding to invest in our securities. The value of our assets, as well as the market price of our securities, will fluctuate. Our investments may be risky, and you may lose all or part of your investment. Investing in us involves other risks, including the following:

  •
  We may suffer credit losses;

  •
  We do not expect to replicate the Predecessor Entities' historical performance or the historical performance of other entities managed or supported by New Mountain Capital;

  •
  There is uncertainty as to the value of our portfolio investments because most of our investments are, and may continue to be, in private companies and recorded at fair value;

  •
  Our ability to achieve our investment objective depends on key investment personnel of the Investment Adviser. If the Investment Adviser were to lose any of its key investment personnel, our ability to achieve our investment objective could be significantly harmed;

  •
  The Investment Adviser has limited experience managing a BDC or a RIC, which could adversely affect our business;

  •
  We operate in a highly competitive market for investment opportunities and may not be able to compete effectively;

  •
  Our investments in securities rated below investment grade are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates;

  •
  Our business, results of operations and financial condition depend on our ability to manage future growth effectively;

  •
  We borrow money, which could magnify the potential for gain or loss on amounts invested in us and increase the risk of investing in us;

  •
  Changes in interest rates may affect our cost of capital and net investment income;

  •
  Regulations governing the operations of BDCs will affect our ability to raise additional equity capital as well as our ability to issue senior securities or borrow for investment purposes, any or all of which could have a negative effect on our investment objectives and strategies;

  •
  We may experience fluctuations in our annual and quarterly results due to the nature of our business;

  •
  Our board of directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse to your interests;

  •
  We will be subject to corporate-level U.S. federal income tax on all of our income if we are unable to maintain tax treatment as a RIC under Subchapter M of the Code, which would have a material adverse effect on our financial performance;

  •
  We cannot predict how tax reform legislation will affect us, our investments, or our stockholders, and any such legislation could adversely affect our business;

  •
  Recent legislation may allow us to incur additional leverage, which could increase the risk of investing in the Company.

  •
  Internal and external cyber threats, as well as other disasters, could impair our ability to conduct business effectively;

  •
  We may not be able to pay you distributions on our common stock, our distributions to you may not grow over time and a portion of our distributions to you may be a return of capital for U.S. federal income tax purposes;

  •
  Our investments in portfolio companies may be risky, and we could lose all or part of any of our investments;

  •
  The lack of liquidity in our investments may adversely affect our business;

  •
  Economic recessions, downturns or government spending cuts could impair our portfolio companies and harm our operating results;

  •
  The market price of our common stock may fluctuate significantly; and

  •
  Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

Company Information

          Our administrative and executive offices are located at 787 Seventh Avenue, 48th Floor, New York, New York 10019, and our telephone number is (212) 720-0300. We maintain a website at http://www.newmountainfinance.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider information contained on our website to be part of this prospectus.

Presentation of Historical Financial Information and Market Data

Historical Financial Information

          Unless otherwise indicated, historical references contained in this prospectus for periods prior to and as of December 31, 2013 in "Selected Financial and Other Data", "Selected Quarterly Data", "Management's Discussion and Analysis of Financial Condition and Results of Operations," and "Senior Securities" relate to NMF Holdings. The consolidated financial statements of New Mountain Finance Holdings, L.L.C., formerly known as New Mountain Guardian (Leveraged), L.L.C., and New Mountain Guardian Partners, L.P. are NMF Holdings' historical consolidated financial statements.

Market Data

          Statistical and market data used in this prospectus has been obtained from governmental and independent industry sources and publications. We have not independently verified the data obtained from these sources, and we cannot assure you of the accuracy or completeness of the data. Forward-looking information obtained from these sources is subject to the same qualifications and the additional uncertainties regarding the other forward-looking statements contained in this prospectus. See "Cautionary Statement Regarding Forward-Looking Statements".

 THE OFFERING

          We may offer, from time to time, up to $500,000,000 of common stock, preferred stock, subscription rights to purchase shares of common stock, debt securities or warrants, on terms to be determined at the time of each offering. We will offer our securities at prices and on terms to be set forth in one or more supplements to this prospectus. The offering price per share of our securities, less any underwriting commissions or discounts, generally will not be less than the net asset value per share of our securities at the time of an offering. However, we may issue securities pursuant to this prospectus at a price per share that is less than our net asset value per share (i) in connection with a rights offering to our existing stockholders, (ii) with the prior approval of the majority of our common stockholders or (iii) under such other circumstances as the SEC may permit. Any such issuance of shares of our common stock below net asset value may be dilutive to the net asset value of our common stock. See "Risk Factors — Risks Relating to Offerings Pursuant to this Prospectus".

          Our securities may be offered directly to one or more purchasers, including to existing stockholders in a rights offering, through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to an offering will identify any agents or underwriters involved in the sale of our securities, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See "Plan of Distribution". We may not sell any of our securities through agents, underwriters or dealers without delivery of this prospectus and a prospectus supplement describing the method and terms of the offering of securities.

          Set forth below is additional information regarding offerings of securities pursuant to this prospectus:

Use of Proceeds	Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from the sale of our securities for new investments in portfolio companies in accordance with our investment objective and strategies described in this prospectus, to temporarily repay indebtedness (which will be subject to reborrowing), to pay our operating expenses and distributions to our stockholders and for general corporate purposes, and other working capital needs. Proceeds not immediately used for new investments or the temporary repayment of debt will be invested in cash, cash equivalents, U.S. government securities and other high-quality investments that mature in one year or less from the date of the investment. These securities may have lower yields than the types of investments we would typically make in accordance with our investment objective and, accordingly, may result in lower distributions, if any, during such period. Each supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering. See "Use of Proceeds".
New York Stock Exchange Symbol	"NMFC"

Investment Advisory Fees	We pay the Investment Adviser a fee for its services under an investment advisory and management agreement (the "Investment Management Agreement") consisting of two components — a base management fee and an incentive fee. Pursuant to the Investment Management Agreement, the base management fee is calculated at an annual rate of 1.75% of our gross assets, which equals our total assets on the Consolidated Statements of Assets and Liabilities, less (i) the borrowings under the SLF Credit Facility and (ii) cash and cash equivalents. The base management fee is payable quarterly in arrears, and is calculated based on the average value of our gross assets, which equals our total assets, as determined in accordance with GAAP, less the borrowings under the SLF Credit Facility and cash and cash equivalents at the end of each of the two most recently completed calendar quarters, and appropriately adjusted on a pro rata basis for any equity capital raises or repurchases during the current calendar quarter. We have not invested, and currently do not invest, in derivatives. To the extent we invest in derivatives in the future, we will use the actual value of the derivatives, as reported on our Consolidated Statements of Assets and Liabilities, for purposes of calculating our base management fee. Since our IPO, the base management fee calculation has deducted the borrowings under the SLF Credit Facility. The SLF Credit Facility had historically consisted of primarily lower yielding assets at higher advance rates. As part of an amendment to our existing credit facilities with Wells Fargo Bank, National Association, the SLF Credit Facility merged with the Predecessor Holdings Credit Facility and into the Holdings Credit Facility on December 18, 2014. Post credit facility merger and to be consistent with the methodology since our IPO, the Investment Adviser will continue to waive management fees on the leverage associated with those assets that share the same underlying yield characteristics with investments leveraged under the legacy SLF Credit Facility. The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears and equals 20.0% of our "Pre-Incentive Fee Adjusted Net Investment Income" for the immediately preceding quarter, subject to a "preferred return", or "hurdle", and a "catch-up" feature each as described in the Investment Management Agreement. The second part will be determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Management Agreement) and will equal 20.0% of our "Adjusted Realized Capital Gains", if any, on a cumulative basis from inception through the end of the year, computed net of "Adjusted Realized Capital Losses" and "Adjusted Unrealized Capital Depreciation" on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fee each as described in the Investment Management Agreement. The Investment Adviser cannot recoup management or incentive fees that the Investment Adviser has previously waived. See "Investment Management Agreement".

Administrator	The Administrator serves as our administrator and arranges our office space and provides us with office equipment and administrative services. The Administrator performs, or oversees the performance of, our financial records, prepares reports to our stockholders and reports filed by us with the SEC, monitors the payment of our expenses, and oversees the performance of administrative and professional services rendered to us by others. We reimburse the Administrator for our allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations to us under an administration agreement, as amended and restated (the "Administration Agreement"). For the three months ended March 31, 2018, we incurred approximately $0.7 million of indirect administrative expenses, of which none of the indirect administrative expenses were waived by the Administrator. The Administrator cannot recoup any expenses that the Administrator has previously waived. For the three months ended March 31, 2018, we reimbursed our Administrator approximately $0.7 million, which represented approximately 0.13% of our gross assets on an annualized basis. See "Administration Agreement".
Distributions
We intend to pay quarterly distributions to our stockholders out of assets legally available for distribution. The quarterly distributions, if any, will be determined by our board of directors. The distributions we pay to our stockholders in a year may exceed our taxable income for that year and, accordingly, a portion of such distributions may constitute a return of capital, which is a return of a portion of a shareholder's original investment in our common stock, for U.S. federal income tax purposes. Generally, a return of capital will reduce an investor's basis in our stock for U.S. federal income tax purposes, which will result in a higher tax liability when the stock is sold. The specific tax characteristics of our distributions will be reported to stockholders after the end of the calendar year. See "Price Range of Common Stock and Distributions".
Taxation of NMFC
We have elected to be treated, and intend to comply with the requirements to continue to qualify annually, as a RIC under Subchapter M of the Code. As a RIC, we generally will not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that are timely distributed to our stockholders as dividends. To maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually to our stockholders at least 90.0% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See "Price Range of Common Stock and Distributions" and "Material U.S. Federal Income Tax Considerations".

Dividend Reinvestment Plan	We have adopted an "opt out" dividend reinvestment plan for our stockholders. As a result, if we declare a distribution, then your cash distributions will be automatically reinvested in additional shares of our common stock, unless you specifically "opt out" of the dividend reinvestment plan so as to receive cash distributions. Stockholders who receive distributions in the form of stock will be subject to the same U.S. federal income tax consequences as stockholders who elect to receive their distributions in cash. We will use only newly issued shares to implement the plan if the price at which newly issued shares are to be credited is equal to or greater than 110.0% of the last determined net asset value of our shares. We reserve the right to either issue new shares or purchase shares of our common stock in the open market in connection with our implementation of the plan if the price at which newly issued shares are to be credited to stockholders' accounts does not exceed 110.0% of the last determined net asset value of the shares. See "Dividend Reinvestment Plan".
Trading at a Discount
Shares of closed-end investment companies frequently trade at a discount to their net asset value. The possibility that our common stock may trade at a discount to our net asset value per share is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our common stock will trade above, at or below net asset value.
License Agreement
We have entered into a royalty-free license agreement with New Mountain Capital, pursuant to which New Mountain Capital has agreed to grant us a non-exclusive license to use the names "New Mountain" and "New Mountain Finance". See "License Agreement".
Leverage
We expect to continue to use leverage to make investments. As a result, we may continue to be exposed to the risks of leverage, which include that leverage may be considered a speculative investment technique. The use of leverage magnifies the potential for gain and loss on amounts we invest and therefore, indirectly, increases the risks associated with investing in shares of our common stock. See "Risk Factors".
Anti-Takeover Provisions
Our board of directors is divided into three classes of directors serving staggered three-year terms. This structure is intended to provide us with a greater likelihood of continuity of management, which may be necessary for us to realize the full value of our investments. A staggered board of directors also may serve to deter hostile takeovers or proxy contests, as may certain other measures that we may adopt. These measures may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders. See "Description of Capital Stock — Delaware Law and Certain Certificate of Incorporation and Bylaw Provisions; Anti-Takeover Measures".

Available Information	We have filed with the SEC a registration statement on Form N-2 together with all amendments and related exhibits under the Securities Act. The registration statement contains additional information about us and the securities being offered by this prospectus.

We are required to file annual, quarterly and current reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information is available at the SEC's public reference room at 100 F Street, NE, Washington, District of Columbia 20549 and on the SEC's website at http://www.sec.gov. The public may obtain information on the operation of the SEC's public reference room by calling the SEC at 1-800-SEC-0330. This information is also available free of charge by contacting us at New Mountain Finance Corporation, 787 Seventh Avenue, 48th Floor, New York, New York 10019, by telephone at (212) 720-0300, or on our website at www.newmountainfinance.com. Information contained on our website or on the SEC's web site about us is not incorporated into this prospectus and you should not consider information contained on our website or on the SEC's website to be part of this prospectus.

FEES AND EXPENSES

          The following table is intended to assist you in understanding the costs and expenses that you will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by "you", "NMFC", or "us" or that "we", "NMFC", or the "Company" will pay fees or expenses, we will pay such fees and expenses out of our net assets and, consequently, you will indirectly bear such fees or expenses as an investor in us. However, you will not be required to deliver any money or otherwise bear personal liability or responsibility for such fees or expenses.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)	N/A	(1)
Offering expenses borne by us (as a percentage of offering price)	N/A	(2)
Dividend reinvestment plan expenses (per sales transaction fee)	$15.00	(3)

Total stockholder transaction expenses (as a percentage of offering price)	—
Annual expenses (as a percentage of net assets attributable to common stock)
Base management fees	3.50%	(4)
Incentive fees payable under the Investment Management Agreement	2.49%	(5)
Interest payments on borrowed funds	4.42%	(6)
Other expenses	0.80%	(7)
Acquired fund fees and expenses	1.06%	(8)

Total annual expenses	12.27%	(9)

(1)
In the event that the shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load.

(2)
The prospectus supplement corresponding to each offering will disclose the applicable estimated amount of offering expenses of the offering and the offering expenses borne by us as a percentage of the offering price.

(3)
If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant's account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds. The expenses of the dividend reinvestment plan are included in "other expenses." The plan administrator's fees will be paid by us. There will be no brokerage charges or other charges to stockholders who participate in the plan. For additional information, see "Dividend Reinvestment Plan."

(4)
The base management fee under the Investment Management Agreement is based on an annual rate of 1.75% of our average gross assets for the two most recent quarters, which equals our total assets on the Consolidated Statements of Assets and Liabilities, less (i) the borrowings under the SLF Credit Facility and (ii) cash and cash equivalents. We have not invested, and currently do not invest, in derivatives. To the extent we invest in derivatives in the future, we will use the actual value of the derivatives, as reported on our Consolidated Statements of Assets and Liabilities, for purposes of calculating our base management fee. Since our IPO, the base management fee calculation has deducted the borrowings under the SLF Credit Facility. The SLF Credit Facility had historically consisted of primarily lower yielding assets at higher advance rates. As part of an amendment to our existing credit facilities with Wells Fargo Bank, National Association, the SLF Credit Facility merged with the Predecessor Holdings Credit Facility and into the Holdings Credit Facility on December 18, 2014. Post credit facility merger and to be consistent with the methodology since our IPO, the Investment Adviser will continue to waive management fees on the leverage associated with those assets that share the same underlying yield characteristics with investments leveraged under the legacy SLF Credit Facility. The Investment Adviser cannot recoup management fees that the Investment Adviser has previously waived. The base management fee reflected in the table above is based on the three months ended March 31, 2018 and is calculated without deducting any management fees waived. The annual base management fee after deducting the management fee waiver as a percentage of net assets would be 2.95% based on the three months ended March 31, 2018. See "Investment Management Agreement."

(5)
Assumes that annual incentive fees earned by the Investment Adviser remain consistent with the gross incentive fees earned by the Investment Adviser during the three months ended March 31, 2018 and calculated without deducting any incentive fees waived. For the three months ended March 31, 2018, no incentive fees were waived by the Investment Adviser. The Investment Adviser cannot recoup incentive fees that the Investment Adviser has previously waived. As of March 31, 2018, we did not have a capital gains incentive fee accrual. As we cannot predict whether we will meet the thresholds for incentive fees under the Investment Management Agreement, the incentive fees paid in subsequent periods, if any, may be substantially different than the fees incurred during the three months ended March 31, 2018. For more detailed information about the incentive fee calculations, see the "Investment Management Agreement" section of this prospectus.

(6)
We may borrow funds from time to time to make investments to the extent we determine that additional capital would allow us to take advantage of additional investment opportunities or if the economic situation is otherwise conducive to doing so. The costs associated with these borrowings are indirectly borne by our stockholders. As of March 31, 2018, we had $355.7 million, $95.0 million, $155.3 million, $235.0 million and $150.0 million of indebtedness outstanding under the Holdings Credit Facility, the NMFC Credit Facility, the Convertible Notes, the Unsecured Notes and the SBA-guaranteed debentures, respectively. For purposes of this calculation, we have assumed the March 31, 2018 amounts outstanding under the Holdings Credit Facility, NMFC Credit Facility, Convertible Notes, Unsecured Notes and SBA-guaranteed debentures, and have computed interest expense using an assumed interest rate of 4.1% for the Holdings Credit Facility, 4.3% for the NMFC Credit Facility, 5.0% for the Convertible Notes, 5.0% for the Unsecured Notes and 3.1% for the SBA-guaranteed debentures, which were the rates payable as of March 31, 2018. See "Senior Securities" in this prospectus. In addition, for the purpose of this calculation, we have included $50.0 million of 2018B Unsecured Notes outstanding and have computed interest expense assuming an interest rate of 5.36% for the 2018B Unsecured Notes.

(7)
"Other expenses" include our overhead expenses, including payments by us under the Administration Agreement based on the allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations to us under the Administration Agreement. Pursuant to the Administration Agreement, the Administrator may, in its own discretion, submit to us for reimbursement some or all of the expenses that the Administrator has incurred on our behalf during any quarterly period. As a result, the amount of expenses for which we will have to reimburse the Administrator may fluctuate in future quarterly periods and there can be no assurance given as to when, or if, the Administrator may determine to limit the expenses that the Administrator submits to us for reimbursement in the future. However, it is expected that the Administrator will continue to support part of our expense burden in the near future and may decide to not calculate and charge through certain overhead related amounts as well as continue to cover some of the indirect costs. The Administrator cannot recoup any expenses that the Administrator has previously waived. This expense ratio is calculated without deducting any expenses waived or reimbursed by the Administrator. The Administrator did not waive any expenses for the three months ended March 31, 2018. For the three months ended March 31, 2018, we reimbursed the Administrator approximately $0.7 million for any expenses, which represents approximately 0.26% of our net assets on an annulized basis. See "Administration Agreement."

(8)
The holders of shares of our common stock indirectly bear the expenses of our investment in NMFC Senior Loan Program I, LLC ("SLP I") and NMFC Senior Loan Program II, LLC ("SLP II"). No management fee is charged on our investment in SLP I in connection with the administrative services provided to SLP I. As SLP II is structured as a private joint venture, no management fees are paid by SLP II. Future expenses for SLP I and SLP II may be substantially higher or lower because certain expenses may fluctuate over time.

(9)
The holders of shares of our common stock indirectly bear the cost associated with our annual expenses.

Example

          The following example, required by the SEC, demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that our borrowings and annual operating expenses would remain at the levels set forth in the table above. In the event that shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load and offering expenses. See Note 6 above for additional information regarding certain assumptions regarding our level of leverage.

	1 Year	3 Years	5 Years	10 Years

You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return	$98	$278	$440	$776

          The example should not be considered a representation of future expenses, and actual expenses may be greater or less than those shown.

          While the example assumes, as required by the applicable rules of the SEC, a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. The incentive fee under the Investment Management Agreement, which, assuming a 5.0% annual return, would either not be payable or would have an insignificant impact on the expense amounts shown above, is not included in the above example. The above illustration assumes that we will not realize any capital gains (computed net of all realized capital losses and unrealized capital depreciation) in any of the indicated time periods. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses and returns to our investors would be higher. For example, if we assumed that we received our 5.0% annual return completely in the form of net realized capital gains on our investments, computed net of all cumulative unrealized depreciation on our investments, the projected dollar amount of total cumulative expenses set forth in the above illustration would be as follows:

	1 Year	3 Years	5 Years	10 Years

You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return	$107	$301	$472	$815

          The example assumes no sales load. In addition, while the examples assume reinvestment of all distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock determined by dividing the total dollar amount of the distribution payable to a participant by the market price per share of our common stock at the close of trading on the dividend payment date. The market price per share of our common stock may be at, above or below net asset value. See "Dividend Reinvestment Plan" for additional information regarding the dividend reinvestment plan.

SELECTED FINANCIAL AND OTHER DATA

          The selected financial data should be read in conjunction with the respective consolidated financial statements and related consolidated notes thereto and "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in this prospectus. Financial information for the years ended December 31, 2017, December 31, 2016, December 31, 2015, December 31, 2014 and December 31, 2013 has been derived from the Predecessor Operating Company's and our financial statements and the related notes thereto that were audited by Deloitte & Touche LLP, an independent registered public accounting firm. The financial information at and for the three months ended March 31, 2018 was derived from our unaudited consolidated financial statements and related consolidated notes. In the opinion of management, all adjustments, consisting solely of normal recurring accruals, considered necessary for the fair presentation of financial statements for the interim periods, have been included. Our results for the interim periods may not be indicative of our results for any future interim period or the full year. See "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Senior Securities" in this prospectus for more information.

          The below selected financial and other data is for NMFC.

(in thousands except shares and per share data)

		Year Ended December 31,

New Mountain Finance Corporation	Three Months Ended March 31, 2018	2017	2016	2015	2014	2013

Statement of Operations Data:
Investment income	$52,889	$197,806	$168,084	$153,855	$91,923	$—
Investment income allocated from NMF Holdings	—	—	—	—	43,678	90,876
Net expenses	27,153	95,602	79,976	71,360	34,727	—
Net expenses allocated from NMF Holdings	—	—	—	—	20,808	40,355
Net investment income	25,736	102,204	88,108	82,495	80,066	50,521
Net realized (losses) gains on investments	206	(39,734)	(16,717)	(12,789)	357	—
Net realized and unrealized gains (losses) allocated from NMF Holdings	—	—	—	—	9,508	11,443
Net change in unrealized appreciation (depreciation) of investments	(2,168)	50,794	40,131	(35,272)	(43,863)	—
Net change in unrealized (depreciation) appreciation of securities purchased under collateralized agreements to resell	(12)	(4,006)	(486)	(296)	—	—
Net change in unrealized (depreciation) appreciation of investment in NMF Holdings	—	—	—	—	—	(44)
Benefit (provision) for taxes	82	140	642	(1,183)	(493)	—
Net increase in net assets resulting from operations	23,844	109,398	111,678	32,955	45,575	61,920
Per share data:
Net asset value	$13.60	$13.63	$13.46	$13.08	$13.83	$14.38
Net increase in net assets resulting from operations (basic)	0.31	1.47	1.72	0.55	0.88	1.76
Net increase in net assets resulting from operations (diluted)(1)	0.30	1.38	1.60	0.55	0.86	1.76
Distributions declared(2)	0.34	1.36	1.36	1.36	1.48	1.48
Balance sheet data:
Total assets(3)	$2,078,419	$1,928,018	$1,656,018	$1,588,146	$1,500,868	$650,107
Holdings Credit Facility	355,663	312,363	333,513	419,313	468,108	N/A
Convertible Notes	155,385	155,412	155,523	115,000	115,000	N/A
SBA-guaranteed debentures	150,000	150,000	121,745	117,745	37,500	N/A
Unsecured Notes	235,000	145,000	90,000	—	—	N/A
NMFC Credit Facility	95,000	122,500	10,000	90,000	50,000	N/A
Total net assets	1,033,001	1,034,975	938,562	836,908	802,170	650,107
Other data:
Total return based on market value(4)	(0.46)%	5.54%	19.68%	(4.00)%	9.66%	11.62%
Total return based on net asset value(5)	2.30%	11.77%	13.98%	4.32%	6.56%	13.27%
Number of portfolio companies at period end	89	84	78	75	71	N/A
Total new investments for the period(6)	$237,817	$999,677	$558,068	$612,737	$720,871	N/A
Investment sales and repayments for the period(6)	$87,141	$767,360	$547,078	$483,936	$384,568	N/A
Weighted average YTM at Cost on debt portfolio at period end (unaudited)(7)	11.1%	10.9%	11.1%	10.7%	10.7%	N/A
Weighted average YTM at Cost for Investments at period end (unaudited)(8)	11.1%	10.9%	10.5%	10.7%	10.6%	N/A
Weighted average shares outstanding for the period (basic)	75,935,093	74,171,268	64,918,191	59,715,290	51,846,164	35,092,722
Weighted average shares outstanding for the period (diluted)	85,759,220	83,995,395	72,863,387	66,968,089	56,157,835	35,092,722
Portfolio turnover(6)	4.41%	41.98%	36.07%	33.93%	29.51%	N/A

(1)
In applying the if-converted method, conversion is not assumed for purposes of computing diluted earnings per share if the effect would be anti-dilutive. For the year ended December 31, 2015, there was anti-dilution. For the three months ended March 31, 2018 and the years ended December 31, 2017, December 31, 2016 and December 31, 2014, there was no anti-dilution. For the year ended December 31, 2013, due to reflecting earnings for the full year of operations of the Predecessor Operating Company assuming 100.0% NMFC ownership of Predecessor Operating Company and assuming all of New Mountain Finance AIV Holdings Corporation's ("AIV Holdings") units in the Predecessor Operating Company were exchanged for public shares of NMFC during the year then ended, the earnings per share would be $1.79.

(2)
Distributions declared in the year ended December 31, 2014 include a $0.12 per share special dividend related to realized capital gains attributable to NMF Holdings' warrant investments in Learning Care Group (US), Inc. Distributions declared in the year ended December 31, 2013 include a $0.12 per share special dividend related to a distribution received attributable to NMF Holdings' investment in YP Equity Investors LLC.

(3)
On January 1, 2016, we adopted Accounting Standards Update No. 2015-03, Interest — Imputation of Interest Subtopic 835-30 — Simplifying the Presentation of Debt Issuance Costs ("ASU 2015-03"). Upon adoption, we revised our presentation of deferred financing costs from an asset to a liability, which is a direct deduction to our debt on the Consolidated Statements of Assets and Liabilities. In

  addition, as of December 31, 2015 and December 31, 2014, we retrospectively revised our presentation of $14.0 million and $14.1 million, respectively, of deferred financing costs that were previously presented as an asset, which resulted in a decrease to total assets and total liabilities as of December 31, 2015 and December 31, 2014. For the years ended December 31, 2013 and December 31, 2012, NMFC was a holding company with no direct operations of its own and its sole asset was its ownership in the Predecessor Operating Company and, as such, ASU 2015-03 did not apply to NMFC.

(4)
Total return is calculated assuming a purchase of common stock at the opening of the first day of the period and a sale on the closing of the last business day of the respective period ends. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under our dividend reinvestment plan.

(5)
Total return is calculated assuming a purchase at net asset value on the opening of the first day of the period and a sale at net asset value on the last day of the period. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at the net asset value on the last day of the respective quarter.

(6)
For the year ended December 31, 2014, amounts include our investment activity and the investment activity of the Predecessor Operating Company.

(7)
The weighted average YTM at Cost calculation assumes that all investments, including secured collateralized agreements, not on non-accrual are purchased at the adjusted cost on the respective period ends and held until their respective maturities with no prepayments or losses and exited at par at maturity. Adjusted cost reflects the cost for post-IPO investments in accordance with GAAP and a stepped up cost basis of pre-IPO investments (assuming a step-up to fair market value occurred on the IPO date).

(8)
The weighted average YTM at Cost for Investments calculation assumes that all investments, including secured collateralized agreements, are purchased at the adjusted cost on the respective period ends and held until their respective maturities with no prepayments or losses and exited at par at maturity. Adjusted cost reflects the cost for post-IPO investments in accordance with GAAP and a stepped up cost basis of pre-IPO investments (assuming a step-up to fair market value occurred on the IPO date).

          As of May 8, 2014, NMFC assumed all operating activities previously undertaken by NMF Holdings. The following table sets forth selected financial and other data for NMF Holdings when it was the Predecessor Operating Company.

(in thousands except units and per unit data)

New Mountain Finance Holdings, L.L.C.	Year Ended December 31, 2013

Statement of Operations Data:
Total investment income	$114,912
Net expenses	51,235
Net investment income	63,677
Net realized and unrealized gains (losses)	15,247
Net increase in net assets resulting from operations	78,924
Per unit data:
Net asset value	$14.38
Net increase in net assets resulting from operations (basic and diluted)	1.79
Distributions declared(1)	1.48
Balance sheet data:
Total assets	$1,147,841
Holdings Credit Facility	221,849
SLF Credit Facility	214,668
Total net assets	688,516
Other data:
Total return at net asset value(2)	13.27%
Number of portfolio companies at period end	59
Total new investments for the period	$529,307
Investment sales and repayments for the period	$426,561
Weighted average YTM at Cost on debt portfolio at period end (unaudited)(3)	11.0%
Weighted average YTM at Cost for Investments at period end (unaudited)(5)	11.0%
Weighted average YTM on debt portfolio at period end (unaudited)(4)	10.6%
Weighted average common membership units outstanding for the period	44,021,920
Portfolio turnover	40.52%

(1)
Distributions declared in the year ended December 31, 2013 include a $0.12 per unit special dividend related to a distribution received attributable to NMF Holdings' investment in YP Equity Investors LLC. Actual cash payments on the distributions declared to AIV Holdings only, for the quarter ended March 31, 2013 was made on April 5, 2013.

(2)
Total return is calculated assuming a purchase at net asset value on the opening of the first day of the year and a sale at net asset value on the last day of the respective period ends. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at the net asset value on the last day of the respective quarter. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at the net asset value on the last day of the respective quarter.

(3)
The weighted average YTM at Cost calculation assumes that all investments not on non-accrual are purchased at the adjusted cost on the respective period ends and held until their respective maturities with no prepayments or losses and exited at par at maturity. Adjusted cost reflects the GAAP cost for post-IPO investments and a stepped up cost basis of pre-IPO investments (assuming a step-up to fair market value occurred on the IPO date).

(4)
The weighted average YTM calculation assumes that all investments not on non-accrual are purchased at fair value on the respective period ends and held until their respective maturities with no prepayments or losses and exited at par at maturity. The weighted average YTM was not calculated subsequent to December 31, 2013.

(5)
The weighted average YTM at Cost for Investments calculation assumes that all investments, including secured collateralized agreements, are purchased at the adjusted cost on the respective period ends and held until their respective maturities with no prepayments or losses and exited at par at maturity. Adjusted cost reflects the cost for post-IPO investments in accordance with GAAP and a stepped up cost basis of pre-IPO investments (assuming a step-up to fair market value occurred on the IPO date).

SELECTED QUARTERLY FINANCIAL DATA

          The selected quarterly financial data should be read in conjunction with our respective consolidated financial statements and related consolidated notes thereto and "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in this prospectus. The following table sets forth certain quarterly financial data for the quarter ended March 31, 2018 and each of the quarters for the fiscal years ended December 31, 2017 and December 31, 2016. This data is derived from our unaudited financial statements. Results for any quarter are not necessarily indicative of results for the full year or for any future quarter. See "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Senior Securities" included in this prospectus for more information.

          The below selected quarterly financial data is for NMFC.

(in thousands except for per share data)

	Total Investment Income		Net Investment Income		Total Net Realized Gains (Losses) and Net Changes in Unrealized Appreciation (Depreciation) of Investments(1)		Net Increase (Decrease) in Net Assets Resulting from Operations

Quarter Ended	Total	Per Share	Total	Per Share	Total	Per Share	Total	Per Share

March 31, 2018	$52,889	$0.70	$25,736	$0.34	$(1,892)	$(0.03)	$23,844	$0.31
December 31, 2017	$53,244	$0.70	$26,683	$0.35	$194	$—	$26,877	$0.35
September 30, 2017	51,236	0.68	26,292	0.35	(1,516)	(0.02)	24,776	0.33
June 30, 2017	50,019	0.66	25,798	0.34	1,530	0.02	27,328	0.36
March 31, 2017	43,307	0.62	23,431	0.34	6,986	0.10	30,417	0.44
December 31, 2016	$43,784	$0.64	$22,980	$0.34	$10,875	$0.16	$33,855	$0.50
September 30, 2016	41,834	0.66	21,729	0.34	3,350	0.05	25,079	0.39
June 30, 2016	41,490	0.65	21,832	0.34	22,861	0.36	44,693	0.70
March 31, 2016	40,976	0.64	21,567	0.34	(13,516)	(0.21)	8,051	0.13

(1)
Includes securities purchased under collateral agreements to resell, benefit (provision) for taxes and the accretive effect of common stock issuances per share, if applicable.

 DESCRIPTION OF RESTRUCTURING

          NMFC is a Delaware corporation that was originally incorporated on June 29, 2010. NMFC is a closed-end, non-diversified management investment company that has elected to be regulated as a BDC under the 1940 Act. As such, NMFC is obligated to comply with certain regulatory requirements. NMFC has elected to be treated, and intends to comply with the requirements to continue to qualify annually, as a RIC under Subchapter M of the Code. NMFC is also registered as an investment adviser under the Advisers Act.

          On May 19, 2011, NMFC priced its IPO of 7,272,727 shares of common stock at a public offering price of $13.75 per share. Concurrently with the closing of the IPO and at the public offering price of $13.75 per share, NMFC sold an additional 2,172,000 shares of its common stock to certain executives and employees of, and other individuals affiliated with, New Mountain Capital in the Concurrent Private Placement. Additionally, 1,252,964 shares were issued to the partners of New Mountain Guardian Partners, L.P. at that time for their ownership interest in the Predecessor Entities. In connection with NMFC's IPO and through a series of transactions, NMF Holdings acquired all of the operations of the Predecessor Entities, including all of the assets and liabilities related to such operations. NMF Holdings, formerly known as New Mountain Guardian (Leveraged), L.L.C., was originally formed as a subsidiary of Guardian AIV by New Mountain Capital in October 2008. Guardian AIV was formed through an allocation of approximately $300.0 million of the $5.1 billion of commitments supporting New Mountain Partners III, L.P., a private equity fund managed by New Mountain Capital. In February 2009, New Mountain Capital formed a co-investment vehicle, New Mountain Guardian Partners, L.P., comprising $20.4 million of commitments.

          Until May 8, 2014, NMF Holdings was externally managed by the Investment Adviser and was regulated as a BDC under the 1940 Act. As such, NMF Holdings was obligated to comply with certain regulatory requirements. NMF Holdings was treated as a partnership for U.S. federal income tax purposes for so long as it had at least two members. With the completion of the underwritten secondary offering on February 3, 2014, NMF Holdings' existence as a partnership for U.S. federal income tax purposes terminated and NMF Holdings became an entity that is disregarded as a separate entity from its owner for U.S. federal tax purposes. See "Material U.S. Federal Income Tax Considerations".

          Until April 25, 2014, AIV Holdings was a Delaware corporation that was originally incorporated on March 11, 2011. Guardian AIV, a Delaware limited partnership, was AIV Holdings' sole stockholder. AIV Holdings was a closed-end, non-diversified management investment company that was regulated as a BDC under the 1940 Act. As such, AIV Holdings was obligated to comply with certain regulatory requirements. AIV Holdings was treated, and complied with the requirements to qualify annually, as a RIC under the Code. AIV Holdings was dissolved on April 25, 2014.

          Prior to May 8, 2014, NMFC and AIV Holdings were holding companies with no direct operations of their own, and their sole asset was their ownership in NMF Holdings. In connection with the IPO, NMFC and AIV Holdings each entered into a joinder agreement with respect to the Limited Liability Company Agreement, as amended and restated, of NMF Holdings, pursuant to which NMFC and AIV Holdings were admitted as members of NMF Holdings. NMFC acquired from NMF Holdings, with the gross proceeds of the IPO and the Concurrent Private Placement, common membership units ("units") of NMF Holdings (the number of units were equal to the number of shares of NMFC's common stock sold in the IPO and the Concurrent Private Placement). Additionally, NMFC received units of NMF Holdings equal to the number of shares of common stock of NMFC issued to the partners of New Mountain Guardian Partners, L.P. Guardian AIV was the parent of NMF Holdings prior to the IPO and, as a result of the transactions completed in connection with the IPO, obtained units in NMF Holdings. Guardian AIV contributed its units in NMF

Holdings to its newly formed subsidiary, AIV Holdings, in exchange for common stock of AIV Holdings. AIV Holdings had the right to exchange all or any portion of its units in NMF Holdings for shares of NMFC's common stock on a one-for-one basis at any time.

          The original structure was designed to generally prevent NMFC from being allocated taxable income with respect to unrecognized gains that existed at the time of the IPO in the Predecessor Entities' assets, and rather such amounts would be allocated generally to AIV Holdings. The result was that any distributions made to NMFC's stockholders that were attributable to such gains generally were not treated as taxable dividends but rather as return of capital. See "Material U.S. Federal Income Tax Considerations" included in this prospectus.

          Since the IPO through February 3, 2014, NMFC completed five underwritten secondary offerings of its common stock on behalf of AIV Holdings as the selling stockholder. In connection with these five secondary offerings, AIV Holdings tendered an aggregate of 20,221,938 units of NMF Holdings held by AIV Holdings to NMFC in exchange for the net proceeds (after deducting underwriting discounts and commissions) of these five secondary offerings and NMFC issued an aggregate of 20,221,938 shares of its common stock directly to the underwriters for these five secondary offerings. AIV Holdings distributed all of the net proceeds from these five secondary offerings to its sole stockholder, Guardian AIV. With the completion of the final secondary offering on February 3, 2014, NMFC now owns 100.0% of the units of NMF Holdings, which is now a wholly-owned subsidiary of NMFC.

Restructuring

          As a BDC, AIV Holdings had been subject to the 1940 Act, including certain provisions applicable only to BDCs. Accordingly, and after careful consideration of the 1940 Act requirements applicable to BDCs, the cost of 1940 Act compliance and a thorough assessment of AIV Holdings' business model, AIV Holdings' board of directors determined that continuation as a BDC was not in the best interest of AIV Holdings and Guardian AIV. Specifically, given that AIV Holdings was formed for the sole purpose of holding units of NMF Holdings and AIV Holdings had disposed of all of the units of NMF Holdings that it was holding as of February 3, 2014, the board of directors of AIV Holdings approved and declared advisable at an in-person meeting held on March 25, 2014 the withdrawal of AIV Holdings' election to be regulated as a BDC under the 1940 Act. In addition, the board of directors of AIV Holdings approved and declared advisable for AIV Holdings to terminate its registration under Section 12(g) of the Exchange Act and to dissolve AIV Holdings under the laws of the State of Delaware.

          Upon receipt of the necessary stockholder consent to authorize the board of directors of AIV Holdings to withdraw AIV Holdings' election to be regulated as a BDC, the withdrawal was filed and became effective upon receipt by the SEC of AIV Holdings' notification of withdrawal on Form N-54C on April 15, 2014. The board of directors of AIV Holdings believed that AIV Holdings met the requirements for filing the notification to withdraw its election to be regulated as a BDC, upon the receipt of the necessary stockholder consent. After the notification of withdrawal of AIV Holdings' BDC election was filed with the SEC, AIV Holdings was no longer subject to the regulatory provisions of the 1940 Act applicable to BDCs generally, including regulations related to insurance, custody, composition of its board of directors, affiliated transactions and any compensation arrangements.

          In addition, on April 15, 2014, AIV Holdings filed a Form 15 with the SEC to terminate AIV Holdings' registration under Section 12(g) of the Exchange Act. After these SEC filings and any other federal or state regulatory or tax filings were made, AIV Holdings proceeded to dissolve under Delaware law by filing a certificate of dissolution in Delaware on April 25, 2014.

          Until May 8, 2014, as a BDC, NMF Holdings had been subject to the 1940 Act, including certain provisions applicable only to BDCs. Accordingly, and after careful consideration of the 1940 Act requirements applicable to BDCs, the cost of 1940 Act compliance and a thorough assessment of NMF Holdings' current business model, NMF Holdings' board of directors determined at an in-person meeting held on March 25, 2014 that continuation as a BDC was not in the best interests of NMF Holdings.

          At the joint annual meeting of the stockholders of NMFC and the sole unit holder of NMF Holdings held on May 6, 2014, the stockholders of NMFC and the sole unit holder of NMF Holdings approved a proposal which authorized the board of directors of NMF Holdings to withdraw NMF Holdings' election to be regulated as a BDC. Additionally, the stockholders of NMFC approved a new investment advisory and management agreement between NMFC and the Investment Adviser. Upon receipt of the necessary stockholder/unit holder approval to authorize the board of directors of NMF Holdings to withdraw NMF Holdings' election to be regulated as a BDC, the withdrawal was filed and became effective upon receipt by the SEC of NMF Holdings' notification of withdrawal on Form N-54C on May 8, 2014.

          Effective May 8, 2014, NMF Holdings amended and restated its Limited Liability Company Agreement, (as amended and restated, the "Operating Agreement") such that the board of directors of NMF Holdings was dissolved and NMF Holdings remained a wholly-owned subsidiary of NMFC with the sole purpose of serving as a special purpose vehicle for NMF Holdings' credit facility, and NMFC assumed all other operating activities previously undertaken by NMF Holdings under the management of the Investment Adviser (collectively, the "Restructuring"). After the Restructuring, all wholly-owned direct and indirect subsidiaries of NMFC are consolidated with NMFC for both 1940 Act and financial statement reporting purposes, subject to any financial statement adjustments required in accordance with GAAP. NMFC continues to remain a BDC under the 1940 Act.

          Also, on May 8, 2014, NMF Holdings filed Form 15 with the SEC to terminate NMF Holdings' registration under Section 12(g) of the Exchange Act. As a special purpose entity, NMF Holdings is bankruptcy-remote and non-recourse to NMFC. In addition, the assets held at NMF Holdings will continue to be used to secure NMF Holdings' credit facility.

RISK FACTORS

          Investing in our securities involves a number of significant risks. In addition to the other information contained in this prospectus and any accompanying prospectus supplement, you should consider carefully the following information before making an investment in our securities. The risks set out below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us might also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, our net asset value and the trading price of our common stock could decline or the value of our preferred stock, subscription rights, warrants or debt securities may decline, and you may lose all or part of your investment.

RISKS RELATED TO OUR BUSINESS AND STRUCTURE

Global capital markets could enter a period of severe disruption and instability. These market conditions have historically and could again have a materially adverse effect on debt and equity capital markets in the U.S., which could have, a materially negative impact on our business, financial condition and results of operations.

          The U.S. and global capital markets have experienced periods of disruption characterized by the freezing of available credit, a lack of liquidity in the debt capital markets, significant losses in the principal value of investments, the re-pricing of credit risk in the broadly syndicated credit market, the failure of certain major financial institutions and general volatility in the financial markets. During these periods of disruption, general economic conditions deteriorated with material and adverse consequences for the broader financial and credit markets, and the availability of debt and equity capital for the market as a whole, and financial services firms in particular, was reduced significantly. These conditions may reoccur for a prolonged period of time or materially worsen in the future. In addition, signs of deteriorating sovereign debt conditions in Europe and concerns of economic slowdown in China create uncertainty that could lead to further disruptions and instability. We may in the future have difficulty accessing debt and equity capital, and a severe disruption in the global financial markets, deterioration in credit and financing conditions or uncertainty regarding U.S. Government spending and deficit levels, European sovereign debt, Chinese economic slowdown or other global economic conditions could have a material adverse effect on our business, financial condition and results of operations.

Further downgrades of the U.S. credit rating, impending automatic spending cuts or another government shutdown could negatively impact our liquidity, financial condition and earnings.

          Recent U.S. debt ceiling and budget deficit concerns have increased the possibility of additional credit-rating downgrades and economic slowdowns, or a recession in the U.S. If legislation increasing the debt ceiling is not enacted, as needed, and the debt ceiling is reached, the U.S. federal government may stop or delay making payments on its obligations, which could negatively impact the U.S. economy and our portfolio companies. Multiple factors relating to the international operations of some of our portfolio companies and to particular countries in which they operate could negatively impact their business, financial condition and results of operations. In addition, disagreement over the federal budget has caused the U.S. federal government to shut down for periods of time. Continued adverse political and economic conditions could have a material adverse effect on our business, financial condition and results of operations.

Global economic, political and market conditions may adversely affect our business, results of operations and financial condition, including our revenue growth and profitability.

          The current worldwide financial market situation, as well as various social and political tensions in the U.S. and around the world, may contribute to increased market volatility, may have long-term effects on the U.S. and worldwide financial markets, and may cause economic uncertainties or deterioration in the U.S. and worldwide. Since 2010, several European Union ("EU") countries, including Greece, Ireland, Italy, Spain, and Portugal, have faced budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the Euro and the accompanying coordination of fiscal and wage policy among European Economic and Monetary Union member countries. In June 2016, the United Kingdom ("U.K.") held a referendum in which voters approved an exit from the EU ("Brexit"), and, accordingly, on February 1, 2017, the U.K. Parliament voted in favor of allowing the U.K. government to begin the formal process of Brexit. The inital negotiations on Brexit began in June 2017. Brexit created political and economic uncertainty and instability in the global markets (including currency and credit markets), and especially in the U.K. and the EU, and this uncertainty and instability may last indefinitely. Because of the election results in the U.K. in June 2017, there is increased uncertainty on the timing of Brexit. In addition, the fiscal policy of foreign nations, such as Russia and China, may have a severe impact on the worldwide and U.S. financial markets. We cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on our investments. We monitor developments and seek to manage our investments in a manner consistent with achieving our investment objective, but there can be no assurance that we will be successful in doing so.

          As a result of the 2016 U.S. election, the Republican Party currently controls both the executive and legislative branches of government, which increases the likelihood that legislation may be adopted that could significantly affect the regulation of U.S. financial markets. Areas subject to potential change, amendment or repeal include the Dodd-Frank Act and the authority of the Federal Reserve and the Financial Stability Oversight Council. The U.S. may also potentially withdraw from or renegotiate various trade agreements and take other actions that would change current trade policies of the U.S. We cannot predict which, if any, of these actions will be taken or, if taken, their effect on the financial stability of the U.S. Such actions could have a significant adverse effect on our business, financial condition and results of operations. We cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on our investments. We monitor developments and seek to manage our investments in a manner consistent with achieving our investment objective, but there can be no assurance that we will be successful in doing so.

We may suffer credit losses.

          Investments in small and middle market businesses are highly speculative and involve a high degree of risk of credit loss. These risks are likely to increase during volatile economic periods, such as the U.S. and many other economies have recently been experiencing.

Changes to U.S. tariff and import/export regulations may have a negative effect on our portfolio companies and, in turn, harm us.

          There has been on-going discussion and commentary regarding potential significant changes to U.S. trade policies, treaties and tariffs. The current administration, along with Congress, has created significant uncertainty about the future relationship between the U.S. and other countries with respect to the trade policies, treaties and tariffs. These developments, or the perception that any of them could occur, may have a material adverse effect on global economic conditions and the stability of global financial markets, and may significantly reduce global trade and, in particular, trade between the impacted nations and the U.S. Any of these factors could depress economic activity and restrict our portfolio companies' access to suppliers or customers and have a material adverse effect on their business, financial condition and results of operations, which in turn would negatively impact us.

We do not expect to replicate the Predecessor Entities' historical performance or the historical performance of other entities managed or supported by New Mountain Capital.

          We do not expect to replicate the Predecessor Entities' historical performance or the historical performance of New Mountain Capital's investments. Our investment returns may be substantially lower than the returns achieved by the Predecessor Entities. Although the Predecessor Entities commenced operations during otherwise unfavorable economic conditions, this was a favorable environment in which the Predecessor Operating Company could conduct its business in light of its investment objectives and strategy. In addition, our investment strategies may differ from those of New Mountain Capital or its affiliates. We, as a BDC and as a RIC, are subject to certain regulatory restrictions that do not apply to New Mountain Capital or its affiliates.

          We are generally not permitted to invest in any portfolio company in which New Mountain Capital or any of its affiliates currently have an investment or to make any co-investments with New Mountain Capital or its affiliates, except to the extent permitted by the 1940 Act. This may adversely affect the pace at which we make investments. Moreover, we may operate with a different leverage profile than the Predecessor Entities. Furthermore, none of the prior results from the Predecessor Entities were from public reporting companies, and all or a portion of these results were achieved in particularly favorable market conditions for the Predecessor Operating Company's investment strategy which may never be repeated. Finally, we can offer no assurance that our investment team will be able to continue to implement our investment objective with the same degree of success as it has had in the past.

There is uncertainty as to the value of our portfolio investments because most of our investments are, and may continue to be in private companies and recorded at fair value. In addition, the fair values of our investments are determined by our board of directors in accordance with our valuation policy.

          Some of our investments are and may be in the form of securities or loans that are not publicly traded. The fair value of these investments may not be readily determinable. Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined in good faith by our board of directors, including reflection of significant events affecting the value of our securities. We value our investments for which we do not have readily available market quotations quarterly, or more frequently as circumstances require, at fair value as determined in good faith by our board of directors in accordance with our valuation policy, which is at all times consistent with GAAP.

          Our board of directors utilizes the services of one or more independent third-party valuation firms to aid it in determining the fair value with respect to our material unquoted assets in accordance with our valuation policy. The inputs into the determination of fair value of these investments may require significant management judgment or estimation. Even if observable market data is available, such information may be the result of consensus pricing information or broker quotes, which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimers materially reduces the reliability of such information.

          The types of factors that the board of directors takes into account in determining the fair value of our investments generally include, as appropriate: available market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company's ability to make payments, its earnings and discounted cash flows and the markets in which it does business, comparisons of financial ratios of peer companies that are public, comparable merger and acquisition transactions and the principal market and enterprise values. Since these valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed.

          Due to this uncertainty, our fair value determinations may cause our net asset value, on any given date, to be materially understated or overstated. In addition, investors purchasing our common stock based on an overstated net asset value would pay a higher price than the realizable value that our investments might warrant.

          We may adjust quarterly the valuation of our portfolio to reflect our board of directors' determination of the fair value of each investment in our portfolio. Any changes in fair value are recorded in our statement of operations as net change in unrealized appreciation or depreciation.

Our ability to achieve our investment objective depends on key investment personnel of the Investment Adviser. If the Investment Adviser were to lose any of its key investment personnel, our ability to achieve our investment objective could be significantly harmed.

          We depend on the investment judgment, skill and relationships of the investment professionals of the Investment Adviser, particularly Steven B. Klinsky, Robert A. Hamwee and John R. Kline, as well as other key personnel to identify, evaluate, negotiate, structure, execute, monitor and service our investments. The Investment Adviser, as an affiliate of New Mountain Capital, is supported by New Mountain Capital's team, which as of March 31, 2018 consisted of approximately 130 employees and senior advisors of New Mountain Capital and its affiliates to fulfill its obligations to us under the Investment Management Agreement. The Investment Adviser may also depend upon New Mountain Capital to obtain access to investment opportunities originated by the professionals of New Mountain Capital and its affiliates. Our future success depends to a significant extent on the continued service and coordination of the key investment personnel of the Investment Adviser. The departure of any of these individuals could have a material adverse effect on our ability to achieve our investment objective.

          The Investment Committee, which provides oversight over our investment activities, is provided by the Investment Adviser. The Investment Committee currently consists of five members. The loss of any member of the Investment Committee or of other senior professionals of the Investment Adviser and its affiliates without suitable replacement could limit our ability to achieve our investment objective and operate as we anticipate. This could have a material adverse effect on our financial condition, results of operation and cash flows. To achieve our investment objective, the Investment Adviser may hire, train, supervise and manage new investment professionals to participate in its investment selection and monitoring process. If the Investment Adviser is unable to find investment professionals or do so in a timely manner, our business, financial condition and results of operations could be adversely affected.

The Investment Adviser has limited experience managing a BDC or a RIC, which could adversely affect our business.

          Other than us, the Investment Adviser has not previously managed a BDC or a RIC. The 1940 Act and the Code impose numerous constraints on the operations of BDCs and RICs that do not apply to the other investment vehicles previously managed by the investment professionals of the

Investment Adviser. For example, under the 1940 Act, BDCs are required to invest at least 70.0% of their total assets primarily in securities of qualifying U.S. private or thinly traded companies, cash, cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less. Moreover, qualification for taxation as a RIC under Subchapter M of the Code requires satisfaction of source-of-income, asset diversification and an annual distribution requirement. The failure to comply with these provisions in a timely manner could prevent us from qualifying as a BDC or as a RIC and could force us to pay unexpected taxes and penalties, which would have a material adverse effect on our performance. The Investment Adviser's lack of experience in managing a portfolio of assets under the constraints applicable to BDCs and RICs may hinder its ability to take advantage of attractive investment opportunities and, as a result, achieve our investment objective. If we fail to maintain our status as a BDC or tax treatment as a RIC, our operating flexibility could be significantly reduced.

We operate in a highly competitive market for investment opportunities and may not be able to compete effectively.

          We compete for investments with other BDCs and investment funds (including private equity and hedge funds), as well as traditional financial services companies such as commercial banks and other sources of funding. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than us. Furthermore, many of our competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act imposes on us as a BDC or the source-of-income, asset diversification and distribution requirements that we must satisfy to maintain our tax treatment as a RIC. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we are able to do.

          We may lose investment opportunities if our pricing, terms and structure do not match those of our competitors. With respect to the investments that we make, we do not seek to compete based primarily on the interest rates we may offer, and we believe that some of our competitors may make loans with interest rates that may be lower than the rates we offer. In the secondary market for acquiring existing loans, we expect to compete generally on the basis of pricing terms. If we match our competitors' pricing, terms and structure, we may experience decreased net interest income, lower yields and increased risk of credit loss. If we are forced to match our competitors' pricing, terms and structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. Part of our competitive advantage stems from the fact that we believe the market for middle market lending is underserved by traditional bank lenders and other financial sources. A significant increase in the number and/or the size of our competitors in this target market could force us to accept less attractive investment terms. We may also compete for investment opportunities with accounts managed by the Investment Adviser or its affiliates. Although the Investment Adviser allocates opportunities in accordance with its policies and procedures, allocations to such other accounts reduces the amount and frequency of opportunities available to us and may not be in our best interests and, consequently, our stockholders. Moreover, the performance of investment opportunities is not known at the time of allocation. If we are not able to compete effectively, our business, financial condition and results of operations may be adversely affected, thus affecting our business, financial condition and results of operations. Because of this competition, there can be no assurance that we will be able to identify and take advantage of attractive investment opportunities that we identify or that we will be able to fully invest our available capital.

Our business, results of operations and financial condition depend on our ability to manage future growth effectively.

          Our ability to achieve our investment objective and to grow depends on the Investment Adviser's ability to identify, invest in and monitor companies that meet our investment criteria. Accomplishing this result on a cost-effective basis is largely a function of the Investment Adviser's structuring of the investment process, its ability to provide competent, attentive and efficient services to us and its ability to access financing on acceptable terms. The Investment Adviser has substantial responsibilities under the Investment Management Agreement and may also be called upon to provide managerial assistance to our eligible portfolio companies. These demands on the time of the Investment Adviser and its investment professionals may distract them or slow our rate of investment. In order to grow, we and the Investment Adviser may need to retain, train, supervise and manage new investment professionals. However, these investment professionals may not be able to contribute effectively to the work of the Investment Adviser. If we are unable to manage our future growth effectively, our business, results of operations and financial condition could be materially adversely affected.

The management fee and incentive fee may induce the Investment Adviser to make speculative investments.

          The incentive fee payable to the Investment Adviser may create an incentive for the Investment Adviser to pursue investments that are risky or more speculative than would be the case in the absence of such compensation arrangement, which could result in higher investment losses, particularly during cyclical economic downturns. The incentive fee payable to the Investment Adviser is calculated based on a percentage of our return on investment capital. This may encourage the Investment Adviser to use leverage to increase the return on our investments. In addition, because the base management fee is payable based upon our gross assets, which includes any borrowings for investment purposes, but excludes borrowings under the SLF Credit Facility and cash and cash equivalents for investment purposes, the Investment Adviser may be further encouraged to use leverage to make additional investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would impair the value of our common stock.

          The incentive fee payable to the Investment Adviser also may create an incentive for the Investment Adviser to invest in instruments that have a deferred interest feature, even if such deferred payments would not provide the cash necessary to pay current distributions to our stockholders. Under these investments, we would accrue the interest over the life of the investment but would not receive the cash income from the investment until the end of the investment's term, if at all. Our net investment income used to calculate the income portion of the incentive fee, however, includes accrued interest. Thus, a portion of the incentive fee would be based on income that we have not yet received in cash and may never receive in cash if the portfolio company is unable to satisfy such interest payment obligations. In addition, the "catch-up" portion of the incentive fee may encourage the Investment Adviser to accelerate or defer interest payable by portfolio companies from one calendar quarter to another, potentially resulting in fluctuations in timing and dividend amounts.

We may be obligated to pay the Investment Adviser incentive compensation even if we incur a loss.

          The Investment Adviser is entitled to incentive compensation for each fiscal quarter in an amount equal to a percentage of the excess of our Pre-Incentive Fee Net Investment Income for that quarter (before deducting incentive compensation) above a performance threshold for that quarter. Accordingly, since the performance threshold is based on a percentage of our net asset value, decreases in our net asset value make it easier to achieve the performance threshold. Our Pre-Incentive Fee Net Investment Income for incentive compensation purposes excludes realized and unrealized capital losses or depreciation that it may incur in the fiscal quarter, even if such capital losses or depreciation result in a net loss on our statement of operations for that quarter. Thus, we may be required to pay the Investment Adviser incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or we incur a net loss for that quarter.

The incentive fee we pay to the Investment Adviser with respect to capital gains may be effectively greater than 20.0%.

          As a result of the operation of the cumulative method of calculating the capital gains portion of the incentive fee we pay to the Investment Adviser, the cumulative aggregate capital gains fee received by the Investment Adviser could be effectively greater than 20.0%, depending on the timing and extent of subsequent net realized capital losses or net unrealized depreciation. We cannot predict whether, or to what extent, this payment calculation would affect your investment in our common stock.

We borrow money, which could magnify the potential for gain or loss on amounts invested in us and increase the risk of investing in us.

          We borrow money as part of our business plan. Borrowings, also known as leverage, magnify the potential for gain or loss on invested equity capital and may, consequently, increase the risk of investing in us. We expect to continue to use leverage to finance our investments, through senior securities issued by banks and other lenders. Lenders of these senior securities have fixed dollar claims on our assets that are superior to claims of our common stockholders and we would expect such lenders to seek recovery against our assets in the event of a default. If the value of our assets decreases, leveraging would cause our net asset value to decline more sharply than it otherwise would have had it not leveraged. Similarly, any decrease in our income would cause our net income to decline more sharply than it would have had it not borrowed. Such a decline could adversely affect our ability to make common stock distribution payments. In addition, because our investments may be illiquid, we may be unable to dispose of them or to do so at a favorable price in the event we need to do so if we are unable to refinance any indebtedness upon maturity and, as a result, we may suffer losses. Leverage is generally considered a speculative investment technique and increases the risks associated with investing in our securities.

          Our ability to service any debt that we incur depends largely on our financial performance and is subject to prevailing economic conditions and competitive pressures. Moreover, as the Investment Adviser's management fee is payable to the Investment Adviser based on gross assets, including those assets acquired through the use of leverage, the Investment Adviser may have a financial incentive to incur leverage which may not be consistent with our interests and the interests of our common stockholders. In addition, holders of our common stock will, indirectly, bear the burden of any increase in our expenses as a result of leverage, including any increase in the management fee payable to the Investment Adviser.

          At March 31, 2018, we had $355.7 million, $95.0 million, $155.3 million, $235.0 million, and $150.0 million of indebtedness outstanding under the Holdings Credit Facility, the NMFC Credit Facility, the Convertible Notes, the Unsecured Notes and the SBA-guaranteed debentures, respectively. The Holdings Credit Facility, the NMFC Credit Facility, the SBA-guaranteed debentures and the Unsecured Notes had weighted average interest rates of 3.9%, 4.2%, 3.1% and 5.1%, respectively, for the three months ended March 31, 2018. The interest rate on the Convertible Notes is 5.0% per annum.

          Illustration.    The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses and adjusted for unsettled securities purchased. The calculations in the table below are hypothetical. Actual returns may be higher or lower than those appearing below. The calculation assumes (i) $2,078.4 million in total assets, (ii) a weighted average cost of borrowings of 4.2%, which assumes the weighted average interest rates as of March 31, 2018 for the Holdings Credit Facility, the NMFC Credit Facility and the SBA-guaranteed debentures and the interest rate as of March 31, 2018 for the Convertible Notes and Unsecured Notes, (iii) $991.0 million in debt outstanding and (iv) $1,033.0 million in net assets.

Assumed Return on Our Portfolio
(net of expenses)

	(10.0)%	(5.0)%	0%	5.0%	10.0%

Corresponding return to Stockholder	(24.2)%	(14.1)%	(4.1)%	6.0%	16.1%

If we are unable to comply with the covenants or restrictions in our borrowings, our business could be materially adversely affected.

          The Holdings Credit Facility includes covenants that, subject to exceptions, restrict our ability to pay distributions, create liens on assets, make investments, make acquisitions and engage in mergers or consolidations. The Holdings Credit Facility also includes a change of control provision that accelerates the indebtedness under the facility in the event of certain change of control events. Complying with these restrictions may prevent us from taking actions that we believe would help us grow our business or are otherwise consistent with our investment objective. These restrictions could also limit our ability to plan for or react to market conditions or meet extraordinary capital needs or otherwise restrict corporate activities. In addition, the restrictions contained in the Holdings Credit Facility could limit our ability to make distributions to our stockholders in certain circumstances, which could result in us failing to qualify as a RIC and thus becoming subject to corporate-level U.S. federal income tax (and any applicable state and local taxes).

          The NMFC Credit Facility includes customary covenants, including certain financial covenants related to asset coverage and liquidity and other maintenance covenants, as well as customary events of default.

          Our Convertible Notes are subject to certain covenants, including covenants requiring us to provide financial information to the holders of the Convertible Notes and the trustee if we cease to be subject to the reporting requirements of the Exchange Act. These covenants are subject to limitations and exceptions. In addition, if certain corporate events occur, holders of the Convertible Notes may require us to repurchase for cash all or part of their Convertible Notes at a repurchase price equal to 100.0% of the principal amount of the Convertible Notes to be repurchased, plus accrued and unpaid interest through, but excluding, the repurchase date.

          Our Unsecured Notes are subject to certain covenants, including covenants such as information reporting, maintenance of our status as a BDC under the 1940 Act and a RIC under the Internal Revenue Code, minimum stockholders' equity, minimum asset coverage ratio, and prohibitions on certain fundamental changes, as well as customary events of default with customary cure and notice, including, without limitation, nonpayment, misrepresentation in a material respect, breach of covenant, cross-default under our other indebtedness or certain significant subsidiaries, certain judgments and orders, and certain events of bankruptcy. In addition, we are obligated to offer to prepay the Unsecured Notes at par if the Investment Adviser, or an affiliate thereof, ceases to be our investment adviser or if certain change in control events occur with respect to the Investment Adviser.

          The breach of any of the covenants or restrictions, unless cured within the applicable grace period, would result in a default under the applicable credit facility that would permit the lenders thereunder to declare all amounts outstanding to be due and payable. In such an event, we may not have sufficient assets to repay such indebtedness. As a result, any default could have serious consequences to our financial condition. An event of default or an acceleration under the credit facilities could also cause a cross-default or cross-acceleration of another debt instrument or contractual obligation, which would adversely impact our liquidity. We may not be granted waivers or amendments to the credit facilities if for any reason we are unable to comply with it, and we may not be able to refinance the credit facilities on terms acceptable to us, or at all.

The terms of our credit facilities may contractually limit our ability to incur additional indebtedness.

          We will need additional capital to fund new investments and grow our portfolio of investments. We intend to access the capital markets periodically to issue debt or equity securities or borrow from financial institutions in order to obtain such additional capital. We believe that having the flexibility to incur additional leverage could augment the returns to our stockholders and would be in the best interests of our stockholders. Even though our board of directors and our shareholders have approved a resolution permitting us to be subject to a 150.0% asset coverage ratio to be effective as of June 9, 2018, contractual leverage limitations under our existing credit facilities or future borrowings may limit our ability to incur additional indebtedness. Currently, our NMFC Credit Facility restricts our ability to incur additional indebtedness if after incurring such additional debt, our asset coverage ratio would be below 165.0%. Also, the NMFC Credit Facility requires that we not exceed a secured debt ratio of 0.70 to 1.00 at any time. We cannot assure you that we will be able to negotiate a change to our credit facilities to allow us to incur additional leverage or that any such an amendment will be available to us on favorable terms. An inability on our part to amend the contractual asset coverage limitation and access additional leverage could limit our ability to take advantage of the benefits described above related to our ability to incur additional leverage and could decrease our earnings, if any, which would have an adverse effect on our results of operations and the value of our shares of common stock.

We may enter into reverse repurchase agreements, which are another form of leverage.

          We may enter into reverse repurchase agreements as part of our management of our investment portfolio. Under a reverse repurchase agreement, we will effectively pledge our assets as collateral to secure a short-term loan. Generally, the other party to the agreement makes the loan in an amount equal to a percentage of the fair value of the pledged collateral. At the maturity of the reverse repurchase agreement, the payor will be required to repay the loan and correspondingly receive back its collateral. While used as collateral, the assets continue to pay principal and interest which are for our benefit.

          Our use of reverse repurchase agreements, if any, involves many of the same risks involved in our use of leverage, as the proceeds from reverse repurchase agreements generally will be invested in additional securities. There is a risk that the market value of the securities acquired with the proceeds of a reverse repurchase agreement may decline below the price of the securities that we have sold but remain obligated to repurchase under the reverse repurchase agreement. In addition, there is a risk that the market value of the securities effectively pledged by us may decline. If a buyer of securities under a reverse repurchase agreement were to file for bankruptcy or experience insolvency, we may be adversely affected. Also, in entering into reverse repurchase agreements, we would bear the risk of loss to the extent that the proceeds of such agreements at settlement are more than the fair value of the underlying securities being pledged. In addition, due to the interest costs associated with reverse repurchase agreements transactions, our net asset value would decline, and, in some cases, we may be worse off than if such instruments had not been used.

Our ability to enter into transactions involving derivatives and financial commitment transactions may be limited.

          The SEC has proposed a new rule under the 1940 Act that would govern the use of derivatives (defined to include any swap, security-based swap, futures contract, forward contract, option or any similar instrument) as well as financial commitment transactions (defined to include reverse repurchase agreements, short sale borrowings and any firm or standby commitment agreement or similar agreement) by BDCs. Under the proposed rule, a BDC would be required to comply with one of two alternative portfolio limitations and manage the risks associated with derivatives transactions and financial commitment transactions by segregating certain assets. Furthermore, a BDC that engages in more than a limited amount of derivatives transactions or that uses complex derivatives would be required to establish a formalized derivatives risk management program. If the SEC adopts this rule in the form proposed, our ability to enter into transactions involving such instruments may be hindered, which could have an adverse effect on our business, financial condition and results of operations.

If we are unable to obtain additional debt financing, or if our borrowing capacity is materially reduced, our business could be materially adversely affected.

          We may want to obtain additional debt financing, or need to do so upon maturity of our credit facilities, in order to obtain funds which may be made available for investments. The Holdings Credit Facility, the NMFC Credit Facility and the Convertible Notes mature on October 24, 2022, June 4, 2022 and June 15, 2019, respectively. Our $90.0 million in aggregate principal amount of the 2016 Unsecured Notes will mature on May 15, 2021, our $55.0 million in aggregate principal amount of the 2017A Unsecured Notes will mature on July 15, 2022, our $90.0 million in aggregate principal amount of the 2018A Unsecured Notes will mature on January 30, 2023 and our $50.0 million in aggregate principal amount of 2018B Unsecured Notes will mature on June 28, 2023. The SBA-guaranteed debentures have ten year maturities and will begin to mature on March 1, 2025. If we are unable to increase, renew or replace any such facilities and enter into new debt financing facilities or other debt financing on commercially reasonable terms, our liquidity may be reduced significantly. In addition, if we are unable to repay amounts outstanding under any such facilities and are declared in default or are unable to renew or refinance these facilities, we may not be able to make new investments or operate our business in the normal course. These situations may arise due to circumstances that we may be unable to control, such as lack of access to the credit markets, a severe decline in the value of the U.S. dollar, an economic downturn or an operational problem that affects us or third parties, and could materially damage our business operations, results of operations and financial condition.

We may need to raise additional capital to grow.

          We may need additional capital to fund new investments and grow. We may access the capital markets periodically to issue equity securities. In addition, we may also issue debt securities or borrow from financial institutions in order to obtain such additional capital. Unfavorable economic conditions could increase our funding costs and limit our access to the capital markets or result in a decision by lenders not to extend credit to us. A reduction in the availability of new capital could limit our ability to grow. In addition, we are required to distribute at least 90.0% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to our stockholders to maintain our RIC status. As a result, these earnings will not be available to fund new investments. If we are unable to access the capital markets or if we are unable to borrow from financial institutions, we may be unable to grow our business and execute our business strategy fully, and our earnings, if any, could decrease, which could have an adverse effect on the value of our securities.

A renewed disruption in the capital markets and the credit markets could adversely affect our business.

          As a BDC, we must maintain our ability to raise additional capital for investment purposes. If we are unable to access the capital markets or credit markets, we may be forced to curtail our business operations and may be unable to pursue new investment opportunities. The capital markets and the credit markets have experienced extreme volatility in recent periods, and, as a result, there have been and will likely continue to be uncertainty in the financial markets in general. Disruptions in the capital markets in recent years increased the spread between the yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets. In addition, a prolonged period of market illiquidity may cause us to reduce the volume of loans that we originate and/or fund and adversely affect the value of our portfolio investments. Unfavorable economic conditions could also increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could limit our investment originations, limit our ability to grow and negatively impact our operating results. Ongoing disruptive conditions in the financial industry and the impact of new legislation in response to those conditions could restrict our business operations and, consequently, could adversely impact our business, results of operations and financial condition.

          If the fair value of our assets declines substantially, we may fail to maintain the asset coverage ratios imposed upon us by the 1940 Act and contained in the Holdings Credit Facility, the NMFC Credit Facility and the Unsecured Notes. Any such failure would result in a default under such indebtedness and otherwise affect our ability to issue senior securities, borrow under the NMFC Credit Facility and pay distributions, which could materially impair our business operations. Our liquidity could be impaired further by our inability to access the capital or credit markets. For example, we cannot be certain that we will be able to renew our credit facilities as they mature or to consummate new borrowing facilities to provide capital for normal operations, including new originations, or reapply for SBIC licenses. In recent years, reflecting concern about the stability of the financial markets, many lenders and institutional investors have reduced or ceased providing funding to borrowers. This market turmoil and tightening of credit have led to increased market volatility and widespread reduction of business activity generally in recent years. In addition, adverse economic conditions due to these disruptive conditions could materially impact our ability to comply with the financial and other covenants in any existing or future credit facilities. If we are unable to comply with these covenants, this could materially adversely affect our business, results of operations and financial condition.

Changes in interest rates may affect our cost of capital and net investment income.

          To the extent we borrow money to make investments, our net investment income depends, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, a significant change in market interest rates may have a material adverse effect on our net investment income in the event we use debt to finance our investments. In periods of rising interest rates, our cost of funds would increase, which could reduce our net investment income. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act.

SBIC I and SBIC II are licensed by the SBA and is subject to SBA regulations.

          On August 1, 2014 and August 25, 2017, respectively, our wholly-owned direct and indirect subsidiaries, SBIC I and SBIC II, received licenses to operate as SBICs under the 1958 Act and are regulated by the SBA. The SBA places certain limitations on the financing terms of investments by SBICs in portfolio companies, regulates the types of financings, prohibits investing in small businesses with certain characteristics or in certain industries and requires capitalization thresholds that limit distributions to us. Compliance with SBIC requirements may cause SBIC I and SBIC II to invest at less competitive rates in order to find investments that qualify under the SBA regulations.

          The SBA regulations require, among other things, an annual periodic examination of a licensed SBIC by an SBA examiner to determine the SBIC's compliance with the relevant SBA regulations, and the performance of a financial audit by an independent auditor. If SBIC I and SBIC II fail to comply with applicable regulations, the SBA could, depending on the severity of the violation, limit or prohibit SBIC I's and SBIC II's use of the debentures, declare outstanding debentures immediately due and payable, and/or limit SBIC I and SBIC II from making new investments. In addition, the SBA could revoke or suspend SBIC I's or SBIC II's licenses for willful or repeated violation of, or willful or repeated failure to observe, any provision of the 1958 Act or any rule or regulation promulgated thereunder. These actions by the SBA would, in turn, negatively affect us because SBIC I and SBIC II are our wholly-owned direct and indirect subsidiaries.

          SBA-guaranteed debentures are non-recourse to us, have a ten year maturity, and may be prepaid at any time without penalty. Pooling of issued SBA-guaranteed debentures occurs in March and September of each year. The interest rate of SBA-guaranteed debentures is fixed at the time of pooling at a market-driven spread over ten year U.S. Treasury Notes. The interest rate on debentures issued prior to the next pooling date is LIBOR plus 30 basis points. Leverage through SBA-guaranteed debentures is subject to required capitalization thresholds. Current SBA regulations limit the amount that any single SBIC may borrow to two tiers of leverage capped at $150.0 million, where each tier is equivalent to the SBIC's regulatory capital, which generally equates to the amount of equity capital in the SBIC. In December 2015, the 2016 omnibus spending bill approved by the U.S. Congress and signed into law by the President increased the amount of SBA-guaranteed debentures that affiliated SBIC funds can have outstanding from $225.0 million to $350.0 million, subject to SBA approval.

RISKS RELATED TO OUR OPERATIONS

Because we intend to distribute substantially all of our income to our stockholders to maintain our status as a RIC, we will continue to need additional capital to finance our growth. If additional funds are unavailable or not available on favorable terms, our ability to grow may be impaired.

          In order for us to qualify for the tax benefits available to RICs and to avoid payment of excise taxes, we intend to distribute to our stockholders substantially all of our annual taxable income. As a result of these requirements, we may need to raise capital from other sources to grow our business.

          As a BDC, we are required to meet a coverage ratio of total assets, less liabilities and indebtedness not represented by senior securities and excluding SBA-guaranteed debentures as permitted by exemptive relief obtained from the SEC, to total senior securities, which includes all of our borrowings with the exception of SBA-guaranteed debentures, of at least 150.0%. This requirement limits the amount that we may borrow. Since we continue to need capital to grow our investment portfolio, these limitations may prevent us from incurring debt and require us to raise additional equity at a time when it may be disadvantageous to do so. While we expect that we will be able to borrow and to issue additional debt securities and expect that we will be able to issue additional equity securities, which would in turn increase the equity capital available to us, we cannot assure you that debt and equity financing will be available to us on favorable terms, or at all. In addition, as a BDC, we generally are not permitted to issue equity securities priced below net asset value without stockholder approval. If additional funds are not available us, we may be forced to curtail or cease new investment activities, and our net asset value could decline.

SBIC I and SBIC II may be unable to make distributions to us that will enable us to meet or maintain our RIC tax treatment.

          In order for us to continue to qualify for tax benefits available to RICs and to minimize corporate-level U.S. federal income tax, we must distribute to our stockholders, for each taxable year, at least 90.0% of our "investment company taxable income", which is generally our net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses, including investment company taxable income from SBIC I and SBIC II. We will be partially dependent on SBIC I and SBIC II for cash distributions to enable us to meet the RIC distribution requirements. SBIC I and SBIC II may be limited by SBA regulations governing SBICs from making certain distributions to us that may be necessary to maintain our tax treatment as a RIC. We may have to request a waiver of the SBA's restrictions for SBIC I and SBIC II to make certain distributions to maintain our RIC tax treatment. We cannot assure you that the SBA will grant such waiver and if SBIC I and SBIC II are unable to obtain a waiver, compliance with the SBA regulations may result in corporate-level U.S. federal income tax.

Our ability to enter into transactions with our affiliates is restricted.

          As a BDC, we are prohibited under the 1940 Act from participating in certain transactions with our affiliates without the prior approval of our independent directors and, in some cases, the SEC. Any person that owns, directly or indirectly, 5.0% or more of our outstanding voting securities is an affiliate of ours for purposes of the 1940 Act. We are generally prohibited from buying or selling any securities (other than our securities) from or to an affiliate. The 1940 Act also prohibits certain "joint" transactions with an affiliate, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of independent directors and, in some cases, the SEC. If a person acquires more than 25.0% of our voting securities, we are prohibited from buying or selling any security (other than our securities) from or to such person or certain of that person's affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates. As a result of these restrictions, we may be prohibited from buying or selling any security from or to any portfolio company of a private equity fund managed by any affiliate of the Investment Adviser without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to us.

The Investment Adviser has significant potential conflicts of interest with us and, consequently, your interests as stockholders which could adversely impact our investment returns.

          Our executive officers and directors, as well as the current or future investment professionals of the Investment Adviser, serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do or of investment funds managed by our affiliates. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in your interests as stockholders. The investment professionals of the Investment Adviser and/or New Mountain Capital employees that provide services pursuant to the Investment Management Agreement may manage other funds which may from time to time have overlapping investment objectives with our own and, accordingly, may invest in, whether principally or secondarily, asset classes similar to those targeted by us. If this occurs, the Investment Adviser may face conflicts of interest in allocating investment opportunities to us and such other funds. Although the investment professionals endeavor to allocate investment opportunities in a fair and equitable manner, it is possible that we may not be given the opportunity to participate in certain investments made by the Investment Adviser or persons affiliated with the Investment Adviser or that certain of these investment funds may be favored over us. When these investment professionals identify an investment, they may be forced to choose which investment fund should make the investment.

          While we may co-invest with investment entities managed by the Investment Adviser or its affiliates to the extent permitted by the 1940 Act and the rules and regulations thereunder, the 1940 Act imposes significant limits on co-investment. On December 18, 2017, the SEC issued an exemptive order (the "Exemptive Order"), which superseded a prior order issued on June 5, 2017, which permits us to co-invest in portfolio companies with certain funds or entities managed by the Investment Adviser or its affiliates in certain negotiated transactions where co-investing would otherwise be prohibited under the 1940 Act, subject to the conditions of the Exemptive Order. Pursuant to the Exemptive Order, we are permitted to co-invest with our affiliates if a "required majority" (as defined in Section 57(o) of the 1940 Act) of our independent directors make certain conclusions in connection with a co-investment transaction, including, but not limited to, that (1) the terms of the potential co-investment transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and does not involve overreaching by us or our stockholders on the part of any person concerned, and (2) the potential co-investment transaction is consistent with the interests of our stockholders and is consistent with our then-current investment objectives and strategies.

          If the Investment Adviser forms other affiliates in the future, we may co-invest on a concurrent basis with such other affiliates, subject to compliance with applicable regulations and regulatory guidance or an exemptive order from the SEC and our allocation procedures. In addition, we pay management and incentive fees to the Investment Adviser and reimburse the Investment Adviser for certain expenses it incurs. As a result, investors in our common stock invest in us on a "gross" basis and receive distributions on a "net" basis after our expenses. Also, the incentive fee payable to the Investment Adviser may create an incentive for the Investment Adviser to pursue investments that are riskier or more speculative than would be the case in the absence of such compensation arrangements. Any potential conflict of interest arising as a result of the arrangements with the Investment Adviser could have a material adverse effect on our business, results of operations and financial condition.

The Investment Committee, the Investment Adviser or its affiliates may, from time to time, possess material non-public information, limiting our investment discretion.

          The Investment Adviser's investment professionals, Investment Committee or their respective affiliates may serve as directors of, or in a similar capacity with, companies in which we invest. In the event that material non-public information is obtained with respect to such companies, or we become subject to trading restrictions under the internal trading policies of those companies or as a result of applicable law or regulations, we could be prohibited for a period of time from purchasing or selling the securities of such companies, and this prohibition may have an adverse effect on us and our stockholders.

The valuation process for certain of our portfolio holdings creates a conflict of interest.

          Some of our portfolio investments are made in the form of securities that are not publicly traded. As a result, our board of directors determines the fair value of these securities in good faith. In connection with this determination, investment professionals from the Investment Adviser may provide our board of directors with portfolio company valuations based upon the most recent portfolio company financial statements available and projected financial results of each portfolio company. In addition, Steven B. Klinsky, a member of our board of directors, has an indirect pecuniary interest in the Investment Adviser. The participation of the Investment Adviser's investment professionals in our valuation process, and the indirect pecuniary interest in the Investment Adviser by a member of our board of directors, could result in a conflict of interest as the Investment Adviser's management fee is based, in part, on our gross assets and incentive fees are based, in part, on unrealized gains and losses.

Conflicts of interest may exist related to other arrangements with the Investment Adviser or its affiliates.

          We have entered into a royalty-free license agreement with New Mountain Capital under which New Mountain Capital has agreed to grant us a non-exclusive, royalty-free license to use the name "New Mountain". In addition, we reimburse the Administrator for the allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations to us under the Administration Agreement, such as, but not limited to, the allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs. This could create conflicts of interest that our board of directors must monitor.

The Investment Management Agreement with the Investment Adviser and the Administration Agreement with the Administrator were not negotiated on an arm's length basis.

          The Investment Management Agreement and the Administration Agreement were negotiated between related parties. In addition, we may choose not to enforce, or to enforce less vigorously, our respective rights and remedies under these agreements because of our desire to maintain our ongoing relationship with the Investment Adviser, the Administrator and their respective affiliates. Any such decision, however, could cause us to breach our fiduciary obligations to our stockholders.

The Investment Adviser's liability is limited under the Investment Management Agreement, and we have agreed to indemnify the Investment Adviser against certain liabilities, which may lead the Investment Adviser to act in a riskier manner than it would when acting for its own account.

          Under the Investment Management Agreement, the Investment Adviser does not assume any responsibility other than to render the services called for under that agreement, and it is not responsible for any action of our board of directors in following or declining to follow the Investment Adviser's advice or recommendations. Under the terms of the Investment Management Agreement, the Investment Adviser, its officers, members, personnel, any person controlling or controlled by the Investment Adviser are not liable for acts or omissions performed in accordance with and pursuant to the Investment Management Agreement, except those resulting from acts constituting gross negligence, willful misconduct, bad faith or reckless disregard of the Investment Adviser's duties under the Investment Management Agreement. In addition, we have agreed to indemnify the Investment Adviser and each of its officers, directors, members, managers and employees from and against any claims or liabilities, including reasonable legal fees and other expenses reasonably incurred, arising out of or in connection with our business and operations or any action taken or omitted pursuant to authority granted by the Investment Management Agreement, except where attributable to gross negligence, willful misconduct, bad faith or reckless disregard of such person's duties under the Investment Management Agreement. These protections may lead the Investment Adviser to act in a riskier manner than it would when acting for its own account.

The Investment Adviser can resign upon 60 days' notice, and a suitable replacement may not be found within that time, resulting in disruptions in our operations that could adversely affect our business, results of operations and financial condition.

          Under the Investment Management Agreement, the Investment Adviser has the right to resign at any time upon 60 days' written notice, whether a replacement has been found or not. If the Investment Adviser resigns, we may not be able to find a new investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If a replacement is not able to be found on a timely basis, our business, results of operations and financial condition and our ability to pay distributions are likely to be materially adversely affected and the market price of our common stock may decline. In addition, if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by the Investment Adviser and its affiliates, the coordination of its internal management and investment activities is likely to suffer. Even if we are able to retain comparable management, whether internal or external, their integration into our business and lack of familiarity with our investment objective may result in additional costs and time delays that may materially adversely affect our business, results of operations and financial condition.

The Administrator can resign upon 60 days' notice from its role as Administrator under the Administration Agreement, and a suitable replacement may not be found, resulting in disruptions that could adversely affect our business, results of operations and financial condition.

          The Administrator has the right to resign under the Administration Agreement upon 60 days' written notice, whether a replacement has been found or not. If the Administrator resigns, it may be difficult to find a new administrator or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms, or at all. If a replacement is not found quickly, our business, results of operations and financial condition, as well as our ability to pay distributions, are likely to be adversely affected, and the market price of our common stock may decline. In addition, the coordination of our internal management and administrative activities is likely to suffer if we are unable to identify and reach an agreement with a service provider or individuals with the expertise possessed by the Administrator. Even if a comparable service provider or individuals to perform such services are retained, whether internal or external, their integration into our business and lack of familiarity with our investment objective may result in additional costs and time delays that may materially adversely affect our business, results of operations and financial condition.

If we fail to maintain our status as a BDC, our business and operating flexibility could be significantly reduced.

          We qualify as a BDC under the 1940 Act. The 1940 Act imposes numerous constraints on the operations of BDCs. For example, BDCs are required to invest at least 70.0% of their total assets in specified types of securities, primarily in private companies or thinly-traded U.S. public companies, cash, cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less. Failure to comply with the requirements imposed on BDCs by the 1940 Act could cause the SEC to bring an enforcement action against us and/or expose us to claims of private litigants. In addition, upon approval of a majority of our stockholders, we may elect to withdraw their respective election as a BDC. If we decide to withdraw our election, or if we otherwise fail to qualify, or maintain our qualification, as a BDC, we may be subject to the substantially greater regulation under the 1940 Act as a closed-end investment company.

Compliance with these regulations would significantly decrease our operating flexibility and could significantly increase our cost of doing business.

If we do not invest a sufficient portion of our assets in qualifying assets, we could be precluded from investing in certain assets or could be required to dispose of certain assets, which could have a material adverse effect on our business, financial condition and results of operations.

          As a BDC, we are prohibited from acquiring any assets other than "qualifying assets" unless, at the time of and after giving effect to such acquisition, at least 70.0% of our total assets are qualifying assets. We may acquire in the future other investments that are not "qualifying assets" to the extent permitted by the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we would be prohibited from investing in additional assets, which could have a material adverse effect on our business, financial condition and results of operations. Similarly, these rules could prevent us from making follow-on investments in existing portfolio companies (which could result in the dilution of our position) or could require us to dispose of investments at inopportune times in order to come into compliance with the 1940 Act. If we need to dispose of these investments quickly, it may be difficult to dispose of such investments on favorable terms. For example, we may have difficulty in finding a buyer and, even if a buyer is found we may have to sell the investments at a substantial loss.

Our ability to invest in public companies may be limited in certain circumstances.

          To maintain our status as a BDC, we are not permitted to acquire any assets other than "qualifying assets" specified in the 1940 Act unless, at the time the acquisition is made, at least 70.0% of our total assets are qualifying assets (with certain limited exceptions). Subject to certain exceptions for follow-on investments and distressed companies, an investment in an issuer that has outstanding securities listed on a national securities exchange may be treated as qualifying assets only if such issuer has a common equity market capitalization that is less than $250.0 million at the time of such investment.

Regulations governing the operations of BDCs will affect our ability to raise additional equity capital as well as our ability to issue senior securities or borrow for investment purposes, any or all of which could have a negative effect on our investment objectives and strategies.

          Our business requires a substantial amount of capital. We may acquire additional capital from the issuance of senior securities, including borrowing under a credit facility or other indebtedness. In addition, we may also issue additional equity capital, which would in turn increase the equity capital available to us. However, we may not be able to raise additional capital in the future on favorable terms or at all.

          We may issue debt securities, preferred stock, and we may borrow money from banks or other financial institutions, which we refer to collectively as "senior securities", up to the maximum amount permitted by the 1940 Act. The 1940 Act permits us to issue senior securities in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 150.0% after each issuance of senior securities. As a result of our SEC exemptive relief, we are permitted to exclude our SBA-guaranteed debentures from the definition of senior securities in the 150.0% asset coverage ratio we are required to maintain under the 1940 Act. If our asset coverage ratio is not at least 150.0% we would be unable to issue senior securities, and if we had senior securities outstanding (other than any indebtedness issued in consideration of a privately arranged loan, such as any indebtedness outstanding under the Holdings Credit Facility and NMFC Credit Facility), we would be unable to make distributions to our stockholders. However, at March 31, 2018, our only senior securities outstanding were indebtedness under the Holdings Credit Facility, NMFC Credit

Facility, Convertible Notes and Unsecured Notes and therefore at March 31, 2018, we would not have been precluded from paying distributions. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to liquidate a portion of our investments and repay a portion of our indebtedness at a time when such sales may be disadvantageous.

          The Holdings Credit Facility matures on October 24, 2022 and permits borrowings of $495.0 million as of March 31, 2018. The Holdings Credit Facility had $355.7 million in debt outstanding as of March 31, 2018. The NMFC Credit Facility matures on June 4, 2022 and permits borrowings of $150.0 million as of March 31, 2018. The NMFC Credit Facility had $95.0 million in debt outstanding as of March 31, 2018. The Convertible Notes mature on June 15, 2019. The Convertible Notes had $155.3 million in debt outstanding as of March 31, 2018. The 2016 Unsecured Notes, 2017A Unsecured Notes and 2018A Unsecured Notes mature on May 15, 2021, July 15, 2022 and January 30, 2023, respectively, and had $90.0 million, $55.0 million and $90.0 million, respectively, in debt outstanding as of March 31, 2018. The SBA-guaranteed debentures have ten year maturities and will begin to mature on March 1, 2025. As of March 31, 2018, $150.0 million of SBA-guaranteed debentures were outstanding.

          In addition, we may in the future seek to securitize other portfolio securities to generate cash for funding new investments. To securitize loans, we would likely create a wholly-owned subsidiary and contribute a pool of loans to the subsidiary. We would then sell interests in the subsidiary on a non-recourse basis to purchasers and we would retain all or a portion of the equity in the subsidiary. If we are unable to successfully securitize its loan portfolio, which must be done in compliance with the relevant restrictions in the Holdings Credit Facility, our ability to grow our business or fully execute our business strategy could be impaired and our earnings, if any, could decrease. The securitization market is subject to changing market conditions, and we may not be able to access this market when it would be otherwise deemed appropriate. Moreover, the successful securitization of our portfolio might expose us to losses as the residual investments in which we do not sell interests will tend to be those that are riskier and more apt to generate losses. The 1940 Act also may impose restrictions on the structure of any securitization.

          We may also obtain capital through the issuance of additional equity capital. As a BDC, we generally are not able to issue or sell our common stock at a price below net asset value per share. If our common stock trades at a discount to our net asset value per share, this restriction could adversely affect our ability to raise equity capital. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below our net asset value per share of the common stock if our board of directors and independent directors determine that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our board of directors, closely approximates the market value of such securities (less any underwriting commission or discount). If we raise additional funds by issuing more shares of our common stock, or if we issue senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our stockholders may decline and you may experience dilution.

Our business model in the future may depend to an extent upon our referral relationships with private equity sponsors, and the inability of the investment professionals of the Investment Adviser to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business strategy.

          If the investment professionals of the Investment Adviser fail to maintain existing relationships or develop new relationships with other sponsors or sources of investment opportunities, we may not be able to grow our investment portfolio. In addition, individuals with whom the investment professionals of the Investment Adviser have relationships are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that any relationships they currently or may in the future have will generate investment opportunities for us.

We may experience fluctuations in our annual and quarterly results due to the nature of our business.

          We could experience fluctuations in our annual and quarterly operating results due to a number of factors, some of which are beyond our control, including the ability or inability of us to make investments in companies that meet our investment criteria, the interest rate payable on the debt securities acquired and the default rate on such securities, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in the markets in which we operate and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Our board of directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse to your interests as stockholders.

          Our board of directors has the authority, except as otherwise provided in the 1940 Act, to modify or waive certain of our operating policies and strategies without prior notice and without stockholder approval. As a result, our board of directors may be able to change our investment policies and objectives without any input from our stockholders. However, absent stockholder approval, we may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC. Under Delaware law, we also cannot be dissolved without prior stockholder approval. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results and the market price of our common stock. Nevertheless, any such changes could adversely affect our business and impair our ability to make distributions to our stockholders.

We will be subject to corporate-level U.S. federal income tax on all of our income if we are unable to maintain tax treatment as a RIC under Subchapter M of the Code, which would have a material adverse effect on our financial performance.

          Although we intend to continue to qualify annually as a RIC under Subchapter M of the Code, no assurance can be given that we will be able to maintain our RIC tax treatment. To maintain RIC status and be relieved of U.S. federal income taxes on income and gains distributed to our stockholders, we must meet the annual distribution, source-of-income and asset diversification requirements described below.

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  The Annual Distribution Requirement for a RIC will be satisfied if we distribute (or are deemed to distribute) to our stockholders on an annual basis at least 90.0% of our net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses, if any. Because we use debt financing, we are subject to an asset coverage ratio requirement under the 1940 Act, and we are subject to certain financial covenants contained in the Holdings Credit Facility and other debt financing agreements (as applicable). This asset coverage ratio requirement and these financial covenants could, under certain circumstances, restrict us from making distributions to our stockholders, which distributions are necessary for us to satisfy the Annual Distribution Requirement. If we are unable to obtain cash from other sources, and thus are unable to make sufficient distributions to our stockholders, we could fail to qualify for RIC tax treatment and thus become subject to certain corporate-level U.S. federal income tax (and any applicable state and local taxes).

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  The source-of-income requirement will be satisfied if at least 90.0% of our allocable share of our gross income for each year is derived from dividends, interest payments with respect to loans of certain securities, gains from the sale of stock or other securities, net income from certain "qualified publicly traded partnerships" or other income derived with respect to our business of investing in such stock or securities.

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  The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. To satisfy this requirement, at least 50.0% of the value of our assets must consist of cash, cash equivalents, U.S. government securities, securities of other RICs, and other such securities if such other securities of any one issuer do not represent more than 5.0% of the value of our assets or more than 10.0% of the outstanding voting securities of the issuer; and no more than 25.0% of the value of our assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by it and that are engaged in the same or similar or related trades or businesses or of certain "qualified publicly traded partnerships". Failure to meet these requirements may result in us having to dispose of certain investments quickly in order to prevent the loss of our RIC status. Because most of our investments are intended to be in private companies, and therefore may be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

          If we fail to maintain our tax treatment as a RIC for any reason, and we do not qualify for certain relief provisions under the Code, we would be subject to corporate-level U.S. federal income tax (and any applicable state and local taxes). In this event, the resulting taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions, which would have a material adverse effect on our financial performance.

You may have current tax liabilities on distributions you reinvest in our common stock.

          Under the dividend reinvestment plan, if you own shares of our common stock registered in your own name, you will have all cash distributions automatically reinvested in additional shares of our common stock unless you opt out of the dividend reinvestment plan by delivering notice by phone, internet or in writing to the plan administrator at least three days prior to the payment date of the next dividend or distribution. If you have not "opted out" of the dividend reinvestment plan, you will be deemed to have received, and for U.S. federal income tax purposes will be taxed on, the amount reinvested in our common stock to the extent the amount reinvested was not a tax-free return of capital. As a result, you may have to use funds from other sources to pay your U.S. federal income tax liability on the value of the common stock received.

We may not be able to pay you distributions on our common stock, our distributions to you may not grow over time and a portion of our distributions to you may be a return of capital for U.S. federal income tax purposes.

          We intend to pay quarterly distributions to our stockholders out of assets legally available for distribution. We cannot assure you that we will continue to achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. If we are unable to satisfy the asset coverage test applicable to us as a BDC, or if we violate certain covenants under the Holdings Credit Facility, the NMFC Credit Facility, or the Unsecured Notes, our ability to pay distributions to our stockholders could be limited. All distributions are paid at the discretion of our board of directors and depend on our earnings, financial condition, maintenance of our RIC status, compliance with applicable BDC regulations, compliance with covenants under the Holdings Credit Facility, the NMFC Credit Facility and the Unsecured Notes, and such other factors as our board of directors may deem relevant from time to time. The distributions that we pay to our stockholders in a year may exceed our taxable income for that year and, accordingly, a portion of such distributions may constitute a return of capital for U.S. federal income tax purposes.

We may have difficulty paying our required distributions if we recognize taxable income before or without receiving cash representing such income.

          For U.S. federal income tax purposes, we include in our taxable income our allocable share of certain amounts that we have not yet received in cash, such as original issue discount or accruals on a contingent payment debt instrument, which may occur if we receive warrants in connection with the origination of a loan or possibly in other circumstances or contracted PIK interest and dividends, which generally represents contractual interest added to the loan balance and due at the end of the loan term. Our allocable share of such original issue discount and PIK interest are included in our taxable income before we receive any corresponding cash payments. We also may be required to include in our taxable income our allocable share of certain other amounts that we will not receive in cash.

          Because in certain cases we may recognize taxable income before or without receiving cash representing such income, we may have difficulty making distributions to our stockholders that will be sufficient to enable us to meet the Annual Distribution Requirement necessary for us to qualify for tax treatment as a RIC. Accordingly, we may need to sell some of our assets at times and/or at prices that we would not consider advantageous. We may need to raise additional equity or debt capital, or we may need to forego new investment opportunities or otherwise take actions that are disadvantageous to our business (or be unable to take actions that are advantageous to our business) to enable us to make distributions to our stockholders that will be sufficient to enable us to meet the annual distribution requirement. If we are unable to obtain cash from other sources to enable us to meet the annual distribution requirement, we may fail to qualify for the U.S. federal income tax benefits allowable to RICs and, thus, become subject to a corporate-level U.S. federal income tax (and any applicable state and local taxes).

Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

          Changes in the laws or regulations or the interpretations of the laws and regulations that govern BDCs, RICs or non-depository commercial lenders could significantly affect our operations and our cost of doing business. Our portfolio companies are subject to U.S. federal, state and local laws and regulations. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, any of which could materially adversely affect our business, including with respect to the types of investments we are permitted to make, and your interests as stockholders potentially with retroactive effect. In addition, any changes to the laws and regulations governing our operations relating to permitted investments may cause us to alter our investment strategy in order to avail ourselves of new or different opportunities. These changes could result in material changes to our strategies and plans set forth in this prospectus which may result in our investment focus shifting from the areas of expertise of the Investment Adviser to other types of investments in which the Investment Adviser may have less expertise or little or no experience. Any such changes, if they occur, could have a material adverse effect on our business, results of operations and financial condition and, consequently, the value of your investment in us.

          Over the last several years, there has been an increase in regulatory attention to the extension of credit outside of the traditional banking sector, raising the possibility that some portion of the non-bank financial sector will be subject to new regulation. While it cannot be known at this time whether these regulations will be implemented or what form they will take, increased regulation of non-bank credit extension could negatively impact our operations, cash flows or financial condition, impose additional costs on us, intensify the regulatory supervision of us or otherwise adversely affect our business.

We cannot predict how tax reform legislation will affect us, our investments, or our stockholders, and any such legislation could adversely affect our business.

          Legislative or other actions relating to taxes could have a negative effect on us. The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process and by the IRS and the U.S. Treasury Department. The U.S. House of Representatives and U.S. Senate recently passed tax reform legislation, which the President signed into law. Such legislation will make many changes to the Code, including significant changes to the taxation of business entities, the deductibility of interest expense, and the tax treatment of capital investment. We cannot predict with certainty how any changes in the tax laws might affect us, our stockholders, or our portfolio investments. New legislation and any U.S. Treasury regulations, administrative interpretations or court decisions interpreting such legislation could significantly and negatively affect our ability to qualify for tax treatment as a RIC or the U.S. federal income tax consequences to us and our stockholders of such qualification, or could have other adverse consequences. Stockholders are urged to consult with their tax advisor regarding tax legislative, regulatory, or administrative developments and proposals and their potential effect on an investment in our securities.

Our business and operations could be negatively affected if we become subject to any securities litigation or shareholder activism, which could cause us to incur significant expense, hinder execution of investment strategy and impact our stock price.

          In the past, following periods of volatility in the market price of a company's securities, securities class action litigation has often been brought against that company. Shareholder activism, which could take many forms or arise in a variety of situations, has been increasing in the BDC space recently. While we are currently not subject to any securities litigation or shareholder activism, due to the potential volatility of our stock price and for a variety of other reasons, we may in the future become the target of securities litigation or shareholder activism. Securities litigation and shareholder activism, including potential proxy contests, could result in substantial costs and divert the attention of our management and board of directors and resources from our business. Additionally, such securities litigation and shareholder activism could give rise to perceived uncertainties as to our future, adversely affect our relationships with service providers and make it more difficult to attract and retain qualified personnel. Also, we may be required to incur significant legal fees and other expenses related to any securities litigation or activist shareholder matters. Further, our stock price could be subject to significant fluctuation or otherwise be adversely affected by the events, risks and uncertainties of any securities litigation or shareholder activism.

The effect of global climate change may impact the operations of our portfolio companies.

          There may be evidence of global climate change. Climate change creates physical and financial risk and some of our portfolio companies may be adversely affected by climate change. For example, the needs of customers of energy companies vary with weather conditions, primarily temperature and humidity. To the extent weather conditions are affected by climate change, energy use could increase or decrease depending on the duration and magnitude of any changes. Increases in the cost of energy could adversely affect the cost of operations of our portfolio companies if the use of energy products or services is material to their business. A decrease in energy use due to weather changes may affect some of our portfolio companies' financial condition, through decreased revenues. Extreme weather conditions in general require more system backup, adding to costs, and can contribute to increased system stresses, including service interruptions.

          In December 2015 the United Nations, of which the U.S. is a member, adopted a climate accord (the "Paris Agreement") with the long-term goal of limiting global warming and the short-term goal of significantly reducing greenhouse gas emissions. Although the U.S. ratified the Paris Agreement on November 4, 2016, the current administration announced the U.S. would cease participation. As a result, some of our portfolio companies may become subject to new or strengthened regulations or legislation, at least through November 4, 2020 (the earliest date the U.S. may withdraw from the Paris Agreement), which could increase their operating costs and/or decrease their revenues.

Recent legislation may allow us to incur additional leverage which could increase the risk of investing in the Company.

          The 1940 Act generally prohibits us from incurring indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200.0% (i.e., the amount of debt may not exceed 50% of the value of our assets). However, on March 23, 2018, the Consolidated Appropriations Act of 2018, which includes the SBCA, was signed into law. The SBCA amends the 1940 Act to permit a BDC to reduce the required minimum asset coverage ratio applicable to it from 200.0% to 150.0% (i.e., the amount of debt may not exceed 66.7% of the value of our assets), subject to certain requirements described therein. On April 12, 2018, our board of directors, including a "required majority" (as such term is defined in Section 57(o) of the 1940 Act) approved the application of the modified asset coverage requirements set forth in Section 61(a)(2) of the 1940 Act, as amended by the SBCA, and recommended the submission of a proposal for stockholders to approve the application of the 150.0% minimum asset coverage ratio to us at a special meeting of stockholders, which was held on June 8, 2018. The stockholder proposal was approved by the required votes of our stockholders at such special meeting of stockholders, and thus we became subject to the 150.0% minimum asset coverage ratio on June 9, 2018. Changing the asset coverage ratio permits us to double our leverage, which results in increased leverage risk and increased expenses.

          As a result of this legislation, we may be able to increase our leverage up to an amount that reduces our asset coverage ratio from 200.0% to 150.0%. Leverage magnifies the potential for loss on investments in our indebtedness and on invested equity capital. As we use leverage to partially finance our investments, you will experience increased risks of investing in our securities. If the value of our assets increases, then leveraging would cause the net asset value attributable to our common stock to increase more sharply than it would have had we not leveraged. Conversely, if the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged our business. Similarly, any increase in our income in excess of interest payable on the borrowed funds would cause our net investment income to increase more than it would without the leverage, while any decrease in our income would cause net investment income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to pay common stock dividends, scheduled debt payments or other payments related to our securities. Leverage is generally considered a speculative investment technique.

          In addition, in December 2015, the 2016 omnibus spending bill approved by the U.S. Congress and signed into law by the President increased the amount of SBA-guaranteed debentures that affiliated SBIC funds can have outstanding from $225.0 million to $350.0 million, subject to SBA approval. This new legislation may allow us to issue additional SBIC debentures above the $225.0 million of SBA-guaranteed debentures previously permitted pending application for and receipt of additional SBIC licenses. If we incur this additional indebtedness in the future, your risk of an investment in our securities may increase.

We incur significant costs as a result of being a publicly traded company.

          As a publicly traded company, we incur legal, accounting and other expenses, which are paid by us, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Exchange Act, as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act of 2002, or the "Sarbanes-Oxley Act", and other rules implemented by the SEC.

Efforts to comply with Section 404 of the Sarbanes-Oxley Act involve significant expenditures, and non-compliance with Section 404 of the Sarbanes-Oxley Act may adversely affect us and the market price of our common stock.

          We are subject to the Sarbanes-Oxley Act, and the related rules and regulations promulgated by the SEC. Under current SEC rules since our fiscal year ending December 31, 2012, our management has been required to report on our internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act, and rules and regulations of the SEC thereunder. We are required to review on an annual basis our internal control over financial reporting, and on a quarterly and annual basis to evaluate and disclose changes in our internal control over financial reporting. As a result, we expect to continue to incur additional expenses, which may negatively impact our financial performance and our ability to make distributions to our stockholders. This process also may result in a diversion of management's time and attention. We cannot be certain as to the timing of completion of any evaluation, testing and remediation actions or the impact of the same on our operations, and we are not able to ensure that the process is effective or that our internal control over financial reporting is or will continue to be effective in a timely manner. In the event that we are unable to maintain or achieve compliance with Section 404 of the Sarbanes-Oxley Act and related rules, we and, consequently, the market price of our common stock may be adversely affected.

Our business is highly dependent on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect the market price of our common stock and our ability to pay distributions.

          Our business is highly dependent on the communications and information systems of the Investment Adviser and its affiliates. Any failure or interruption of such systems could cause delays or other problems in our activities. This, in turn, could have a material adverse effect on our operating results and, consequently, negatively affect the market price of our common stock and our ability to pay distributions to our stockholders. In addition, because many of our portfolio companies operate and rely on network infrastructure and enterprise applications and internal technology systems for development, marketing, operational, support and other business activities, a disruption or failure of any or all of these systems in the event of a major telecommunications failure, cyber-attack, fire, earthquake, severe weather conditions or other catastrophic event could cause system interruptions, delays in product development and loss of critical data and could otherwise disrupt their business operations.

Internal and external cyber threats, as well as other disasters, could impair our ability to conduct business effectively.

          The occurrence of a disaster, such as a cyber-attack against us or against a third-party that has access to our data or networks, a natural catastrophe, an industrial accident, failure of our disaster recovery systems, or consequential employee error, could have an adverse effect on our ability to communicate or conduct business, negatively impacting our operations and financial condition. This adverse effect can become particularly acute if those events affect our electronic data processing, transmission, storage, and retrieval systems, or impact the availability, integrity, or confidentiality of our data.

          We depend heavily upon computer systems to perform necessary business functions. Despite our implementation of a variety of security measures, our computer systems, networks, and data, like those of other companies, could be subject to cyber-attacks and unauthorized access, use, alteration, or destruction, such as from physical and electronic break-ins or unauthorized tampering. If one or more of these events occurs, it could potentially jeopardize the confidential, proprietary, and other information processed, stored in, and transmitted through our computer systems and networks. Such an attack could cause interruptions or malfunctions in our operations, which could result in financial losses, litigation, regulatory penalties, client dissatisfaction or loss, reputational damage, and increased costs associated with mitigation of damages and remediation.

          Third parties with which we do business may also be sources of cybersecurity or other technological risk. We outsource certain functions and these relationships allow for the storage and processing of our information, as well as client, counterparty, employee, and borrower information. While we engage in actions to reduce our exposure resulting from outsourcing, ongoing threats may result in unauthorized access, loss, exposure, destruction, or other cybersecurity incident that affects our data, resulting in increased costs and other consequences as described above.

RISKS RELATING TO OUR INVESTMENTS

Our investments in portfolio companies may be risky, and we could lose all or part of any of our investments.

          Investments in small and middle market businesses are highly speculative and involve a high degree of risk of credit loss. These risks are likely to increase during volatile economic periods, such as the U.S. and many other economies have recently experienced. Among other things, these companies:

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  may have limited financial resources and may be unable to meet their obligations under their debt instruments that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees from subsidiaries or affiliates of our portfolio companies that we may have obtained in connection with our investment, as well as a corresponding decrease in the value of any equity components of our investments;

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  may have shorter operating histories, narrower product lines, smaller market shares and/or more significant customer concentrations than larger businesses, which tend to render them more vulnerable to competitors' actions and market conditions, as well as general economic downturns;

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  are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

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  generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence;

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  may require substantial additional capital to support their operations, finance expansion or maintain their competitive position; and

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  generally have less publicly available information about their businesses, operations and financial condition.

          In addition, in the course of providing significant managerial assistance to certain of our eligible portfolio companies, certain of our officers and directors may serve as directors on the boards of such companies. To the extent that litigation arises out of our investments in these companies, our officers and directors may be named as defendants in such litigation, which could result in an expenditure of funds (through our indemnification of such officers and directors) and the diversion of management time and resources.

Our investment strategy, which is focused primarily on privately held companies, presents certain challenges, including the lack of available information about these companies.

          We invest primarily in privately held companies. There is generally little public information about these companies, and, as a result, we must rely on the ability of the Investment Adviser to obtain adequate information to evaluate the potential returns from, and risks related to, investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. Also, privately held companies frequently have less diverse product lines and smaller market presence than larger competitors. They are, thus, generally more vulnerable to economic downturns and may experience substantial variations in operating results. These factors could adversely affect our investment returns.

Our investments in securities rated below investment grade are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates.

          Our investments are almost entirely rated below investment grade or may be unrated, which are often referred to as "leveraged loans", "high yield" or "junk" securities, and may be considered "high risk" compared to debt instruments that are rated investment grade. High yield securities are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. In addition, high yield securities generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk. These securities are especially sensitive to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of below investment grade instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default.

Our portfolio may be concentrated in a limited number of industries, which may subject us to a risk of significant loss if there is a downturn in a particular industry in which a number of our investments are concentrated.

          Our portfolio may be concentrated in a limited number of industries. For example, as of March 31, 2018, our investments in the business services and the software industries represented approximately 32.9% and 14.9%, respectively, of the fair value of our portfolio. A downturn in any particular industry in which we are invested could significantly impact the portfolio companies operating in that industry, and accordingly, the aggregate returns that we realize from our investment in such portfolio companies.

          Specifically, companies in the business services industry are subject to general economic downturns and business cycles, and will often suffer reduced revenues and rate pressures during periods of economic uncertainty. In addition, companies in the software industry often have narrow product lines and small market shares. Because of rapid technological change, the average selling prices of products and some services provided by software companies have historically decreased over their productive lives. As a result, the average selling prices of products and services offered by software companies in which we invest may decrease over time. If an industry in which we have significant investments suffers from adverse business or economic conditions, as these industries have to varying degrees, a material portion of our investment portfolio could be affected adversely, which, in turn, could adversely affect our financial position and results of operations.

If we make unsecured investments, those investments might not generate sufficient cash flow to service their debt obligations to us.

          We may make unsecured investments. Unsecured investments may be subordinated to other obligations of the obligor. Unsecured investments often reflect a greater possibility that adverse changes in the financial condition of the obligor or general economic conditions (including, for example, a substantial period of rising interest rates or declining earnings) or both may impair the ability of the obligor to make payment of principal and interest. If we make an unsecured investment in a portfolio company, that portfolio company may be highly leveraged, and its relatively high debt-to-equity ratio may increase the risk that its operations might not generate sufficient cash to service its debt obligations.

If we invest in the securities and obligations of distressed and bankrupt issuers, we might not receive interest or other payments.

          From time to time, we may invest in other types of investments which are not our primary focus, including investments in the securities and obligations of distressed and bankrupt issuers, including debt obligations that are in covenant or payment default. Such investments generally are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer of those obligations might not make any interest or other payments.

Defaults by our portfolio companies may harm our operating results.

          A portfolio company's failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company's ability to meet its obligations under the debt or equity securities that we hold.

          We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company. In addition, lenders in certain cases can be subject to lender liability claims for actions taken by them when they become too involved in the borrower's business or exercise control over a borrower. It is possible that we could become subject to a lender's liability claim, including as a result of actions taken if we render significant managerial assistance to the borrower. Furthermore, if one of our portfolio companies were to file for bankruptcy protection, even though we may have structured our investment as senior secured debt, depending on the facts and circumstances, including the extent to which we provided managerial assistance to that portfolio company, a bankruptcy court might re-characterize our debt holding and subordinate all or a portion of our claim to claims of other creditors.

The lack of liquidity in our investments may adversely affect our business.

          We invest, and will continue to invest, in companies whose securities are not publicly traded and whose securities will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. The illiquidity of these investments may make it difficult for us to sell these investments when desired. In addition, if we are required or otherwise choose to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. Our investments are usually subject to contractual or legal restrictions on resale or are otherwise illiquid because there is usually no established trading market for such investments. Because most of our investments are illiquid, we may be unable to dispose of them in which case we could fail to qualify as a RIC and/or a BDC, or we may be unable to do so at a favorable price, and, as a result, we may suffer losses.

Price declines and illiquidity in the corporate debt markets may adversely affect the fair value of our portfolio investments, reducing our net asset value through increased net unrealized depreciation.

          As a BDC, we are required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by our board of directors. As part of the valuation process, we may take into account the following types of factors, if relevant, in determining the fair value of our investments:

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  a comparison of the portfolio company's securities to publicly traded securities;

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  the enterprise value of a portfolio company;

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  the nature and realizable value of any collateral;

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  the portfolio company's ability to make payments and its earnings and discounted cash flow;

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  the markets in which the portfolio company does business; and

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  changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments may be made in the future and other relevant factors.

          When an external event such as a purchase transaction, public offering or subsequent sale occurs, we will use the pricing indicated by the external event to corroborate our valuation. We will record decreases in the market values or fair values of our investments as unrealized depreciation. Declines in prices and liquidity in the corporate debt markets may result in significant net unrealized depreciation in our portfolio. The effect of all of these factors on our portfolio may reduce our net asset value by increasing net unrealized depreciation in our portfolio. Depending on market conditions, we could incur substantial realized losses and may suffer additional unrealized losses in future periods, which could have a material adverse effect on our business, financial condition, results of operations and cash flows.

If we are unable to make follow-on investments in our portfolio companies, the value of our investment portfolio could be adversely affected.

          Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as "follow-on" investments, in order to (i) increase or maintain in whole or in part our equity ownership percentage, (ii) exercise warrants, options or convertible securities that were acquired in the original or subsequent financing or (iii) attempt to preserve or enhance the value of our investment. We may elect not to make follow-on investments or may otherwise lack sufficient funds to make these investments. We have the discretion to make follow-on investments, subject to the availability of capital resources. If we fail to make follow-on investments, the continued viability of a portfolio company and our investment may, in some circumstances, be jeopardized and we could miss an opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our concentration of risk, either because we prefer other opportunities or because we are subject to BDC requirements that would prevent such follow-on investments or such follow-on investments would adversely impact our ability to maintain our RIC status.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

          We invest in portfolio companies at all levels of the capital structure. Our portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt in which we invest. By their terms, these debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to the debt instruments in which we invest. In addition, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution. After repaying the senior creditors, the portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt instruments in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

The disposition of our investments may result in contingent liabilities.

          Most of our investments will involve private securities. In connection with the disposition of an investment in private securities, we may be required to make representations about the business and financial affairs of the portfolio company typical of those made in connection with the sale of a business. We may also be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate or with respect to certain potential liabilities. These arrangements may result in contingent liabilities that ultimately yield funding obligations that must be satisfied through our return of certain distributions previously made to us.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

          Even though we may have structured certain of our investments as senior loans, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might re-characterize our debt investment and subordinate all or a portion of our claim to that of other creditors. We may also be subject to lender liability claims for actions taken by us with respect to a borrower's business or instances where we exercise control over the borrower. It is possible that we could become subject to a lender's liability claim, including as a result of actions taken in rendering significant managerial assistance.

Second priority liens on collateral securing loans that we make to our portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.

          Certain loans to portfolio companies will be secured on a second priority basis by the same collateral securing senior secured debt of such companies. The first priority liens on the collateral will secure the portfolio company's obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the portfolio company under the agreements governing the loans. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the loan obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds are not sufficient to repay amounts outstanding under the loan obligations secured by the second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the portfolio company's remaining assets, if any.

          The rights we may have with respect to the collateral securing the loans we make to our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements entered into with the holders of first priority senior debt. Under an intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens: the ability to cause the commencement of enforcement proceedings against the collateral, the ability to control the conduct of such proceedings, the approval of amendments to collateral documents; releases of liens on the collateral and waivers of past defaults under collateral documents. We may not have the ability to control or direct these actions, even if our rights are adversely affected.

We generally do not control our portfolio companies.

          Although we have taken and may in the future take controlling equity positions in our portfolio companies from time to time, we generally do not control most of our portfolio companies, even though we may have board representation or board observation rights, and our debt agreements may contain certain restrictive covenants that limit the business and operations of our portfolio companies. As a result, we are subject to the risk that a portfolio company may make business decisions with which we disagree and the management of such company may take risks or otherwise act in ways that do not serve our interests as debt investors. Due to the lack of liquidity of the investments that we typically hold in our portfolio companies, we may not be able to dispose of our investments in the event that we disagree with the actions of a portfolio company as readily as we would otherwise like to or at favorable prices which could decrease the value of our investments.

Economic recessions, downturns or government spending cuts could impair our portfolio companies and harm our operating results.

          Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay its debt investments during these periods. Therefore, our non-performing assets are likely to increase, and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions also may decrease the value of collateral securing some of our debt investments and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results.

A number of our portfolio companies provide services to the U.S. government. Changes in the U.S. government's priorities and spending, or significant delays or reductions in appropriations of the U.S. government's funds, could have a material adverse effect on the financial position, results of operations and cash flows of such portfolio companies.

          A number of our portfolio companies derive a substantial portion of their revenue from the U.S. government. Levels of the U.S. government's spending in future periods are very difficult to predict and subject to significant risks. In addition, significant budgetary constraints may result in further reductions to projected spending levels. In particular, U.S. government expenditures are subject to the potential for automatic reductions, generally referred to as "sequestration." Sequestration occurred during 2013, and may occur again in the future, resulting in significant additional reductions to spending by the U.S. government on both existing and new contracts as well as disruption of ongoing programs. Even if sequestration does not occur again in the future, we expect that budgetary constraints and ongoing concerns regarding the U.S. national debt will continue to place downward pressure on U.S. government spending levels. Due to these and other factors, overall U.S. government spending could decline, which could result in significant reductions to the revenues, cash flow and profits of our portfolio companies that provide services to the U.S. government.

Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

          We are subject to the risk that the investments we make in our portfolio companies may be repaid prior to maturity. When this occurs, subject to maintenance of our RIC status, we will generally reinvest these proceeds in temporary investments, pending our future investment in new portfolio companies. These temporary investments will typically have substantially lower yields than the debt being prepaid and we could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elect to prepay amounts owed to us. Additionally, prepayments could negatively impact our return on equity, which could result in a decline in the market price of our common stock.

We may not realize gains from our equity investments.

          When we invest in portfolio companies, we may acquire warrants or other equity securities of portfolio companies as well. We may also invest in equity securities directly. To the extent we hold equity investments, we will attempt to dispose of them and realize gains upon our disposition of them. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. As a result, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We also may be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow us to sell the underlying equity interests.

Our performance may differ from our historical performance as our current investment strategy includes significantly more primary originations in addition to secondary market purchases.

          Historically, our investment strategy consisted primarily of secondary market purchases in debt securities. We adjusted that investment strategy to also include significantly more primary originations. While loans that we originate and loans we purchase in the secondary market face many of the same risks associated with the financing of leveraged companies, we may be exposed to different risks depending on specific business considerations for secondary market purchases or origination of loans. Primary originations require substantially more time and resources for sourcing, diligencing and monitoring investments, which may consume a significant portion of our resources. Further, the valuation process for primary originations may be more cumbersome and uncertain due to the lack of comparable market quotes for the investment and would likely require more frequent review by a third-party valuation firm. This may result in greater costs for us and fluctuations in the quarterly valuations of investments that are primary originations. As a result, this strategy may result in different returns from these investments than the types of returns historically experienced from secondary market purchases of debt securities.

We may be subject to additional risks if we invest in foreign securities and/or engage in hedging transactions.

          The 1940 Act generally requires that 70.0% of our investments be in issuers each of whom is organized under the laws of, and has its principal place of business in, any state of the U.S., the District of Columbia, Puerto Rico, the Virgin Islands or any other possession of the U.S. Our investment strategy does not presently contemplate significant investments in securities of non-U.S. companies. However, we may desire to make such investments in the future, to the extent that such transactions and investments are permitted under the 1940 Act. We expect that these investments would focus on the same types of investments that we make in U.S. middle market companies and accordingly would be complementary to our overall strategy and enhance the diversity of our holdings. Investing in foreign companies could expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the U.S., higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. Investments denominated in foreign currencies would be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments. We may employ hedging techniques to minimize these risks, but we can offer no assurance that we will, in fact, hedge currency risk, or that if we do, such strategies will be effective.

          Engaging in hedging transactions would also, indirectly, entail additional risks to our stockholders. Although it is not currently anticipated that we would engage in hedging transactions as a principal investment strategy, if we determined to engage in hedging transactions, we generally would seek to hedge against fluctuations of the relative values of our portfolio positions from changes in market interest rates or currency exchange rates. Hedging against a decline in the values of our portfolio positions would not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of the positions declined. However, such hedging could establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions.

          These hedging transactions could also limit the opportunity for gain if the values of the underlying portfolio positions increased. Moreover, it might not be possible to hedge against an exchange rate or interest rate fluctuation that was so generally anticipated that we would not be able to enter into a hedging transaction at an acceptable price. If we choose to engage in hedging transactions, there can be no assurances that we will achieve the intended benefits of such transactions and, depending on the degree of exposure such transactions could create, such transactions may expose us to risk of loss.

          While we may enter into these types of transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates could result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged could vary. Moreover, for a variety of reasons, we might not seek to establish a perfect correlation between the hedging instruments and the portfolio holdings being hedged. Any imperfect correlation could prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it might not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities would likely fluctuate as a result of factors not related to currency fluctuations.

          The SEC has proposed a new rule under the 1940 Act that would govern the use of derivatives (defined to include any swap, security-based swap, futures contract, forward contract, option or any similar instrument) as well as financial commitment transactions (defined to include reverse repurchase agreements, short sale borrowings and any firm or standby commitment agreement or similar agreement) by BDCs. Under the proposed rule, a BDC would be required to comply with one of two alternative portfolio limitations and manage the risks associated with derivatives transactions and financial commitment transactions by segregating certain assets. Furthermore, a BDC that engages in more than a limited amount of derivatives transactions or that uses complex derivatives would be required to establish a formalized derivatives risk management program. If the SEC adopts this rule in the form proposed, we may incur greater and indirect costs to engage in derivatives transactions or financial commitment transactions, and our ability to enter into transactions involving such instruments may be hindered, which could have an adverse effect on our business, financial condition and results of operations.

Uncertainty relating to the LIBOR calculation process may adversely affect the value of our portfolio of LIBOR-indexed, floating-rate debt securities.

          Concerns have been publicized that some of the member banks surveyed by the British Bankers' Association ("BBA") in connection with the calculation of LIBOR across a range of maturities and currencies may have been under-reporting or otherwise manipulating the inter-bank lending rate applicable to them in order to profit on their derivatives positions or to avoid an appearance of capital insufficiency or adverse reputational or other consequences that may have resulted from reporting inter-bank lending rates higher than those they actually submitted. A number of BBA member banks have entered into settlements with their regulators and law enforcement agencies with respect to alleged manipulation of LIBOR, and investigations by regulators and governmental authorities in various jurisdictions are ongoing.

          Actions by the BBA, regulators or law enforcement agencies may result in changes to the manner in which LIBOR is determined. Uncertainty as to the nature of such potential changes may adversely affect the market for LIBOR-based securities, including our portfolio of LIBOR-indexed, floating-rate debt securities. In addition, any further changes or reforms to the determination or supervision of LIBOR may result in a sudden or prolonged increase or decrease in reported LIBOR, which could have an adverse impact on the market for LIBOR-based securities or the value of our portfolio of LIBOR-indexed, floating-rate debt securities.

          On July 27, 2017, the United Kingdom's Financial Conduct Authority, which regulates LIBOR, announced that it intends to phase out LIBOR by the end of 2021. It is unclear if at that time whether or not LIBOR will cease to exist or if new methods of calculating LIBOR will be established such that it continues to exist after 2021. The U.S. Federal Reserve, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large US financial institutions, is considering replacing U.S. dollar LIBOR with a new index calculated by short-term repurchase agreements, backed by Treasury securities. The future of LIBOR at this time is uncertain. If LIBOR ceases to exist, we may need to renegotiate the credit agreements extending beyond 2021 with our portfolio companies that utilize LIBOR as a factor in determining the interest rate to replace LIBOR with the new standard that is established.

RISKS RELATING TO OUR SECURITIES

The market price of our common stock may fluctuate significantly.

          The market price and liquidity of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

  •
  price and volume fluctuations in the overall stock market or in the market for BDCs from time to time;

  •
  investor demand for shares of our common stock;

  •
  significant volatility in the market price and trading volume of securities of registered closed-end management investment companies, BDCs or other financial services companies, which is not necessarily related to the operating performance of these companies;

  •
  the inability to raise equity capital;

  •
  our inability to borrow money or deploy or invest our capital;

  •
  fluctuations in interest rates;

  •
  any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

  •
  operating performance of companies comparable to us;

  •
  changes in regulatory policies or tax guidelines with respect to RICs or BDCs;

  •
  our loss of status as or ability to operate as a BDC;

  •
  our failure to qualify as a RIC, loss of RIC status or ability to operate as a RIC;

  •
  actual or anticipated changes in our earnings or fluctuations in our operating results;

  •
  changes in the value of our portfolio of investments;

  •
  general economic conditions, trends and other external factors;

  •
  departures of key personnel; or

  •
  loss of a major source of funding.

          In addition, we are required to continue to meet certain listing standards in order for our common stock to remain listed on the New York Stock Exchange ("NYSE"). If we were to be delisted by the NYSE, the liquidity of our common stock would be materially impaired.

Investing in our common stock may involve an above average degree of risk.

          The investments we may make may result in a higher amount of risk, volatility or loss of principal than alternative investment options. These investments in portfolio companies may be highly speculative and aggressive, and therefore, an investment in our common stock may not be suitable for investors with lower risk tolerance.

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

          Sales of substantial amounts of our common stock could materially adversely affect the prevailing market prices for our common stock. If substantial amounts of our common stock were sold, this could impair our ability to raise additional capital through the sale of securities should we desire to do so.

Certain provisions of our certificate of incorporation and bylaws, as well as aspects of the Delaware General Corporation Law could deter takeover attempts and have an adverse impact on the price of our common stock.

          Our certificate of incorporation and bylaws as well as the Delaware General Corporation Law contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. Among other things, our certificate of incorporation and bylaws:

  •
  provide for a classified board of directors, which may delay the ability of our stockholders to change the membership of a majority of our board of directors;

  •
  authorize the issuance of "blank check" preferred stock that could be issued by our board of directors to thwart a takeover attempt;

  •
  do not provide for cumulative voting;

  •
  provide that vacancies on the board of directors, including newly created directorships, may be filled only by a majority vote of directors then in office;

  •
  provide that our directors may be removed only for cause;

  •
  require supermajority voting to effect certain amendments to our certificate of incorporation and bylaws; and

  •
  require stockholders to provide advance notice of new business proposals and director nominations under specific procedures.

          These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock. The Holdings Credit Facility, the NMFC Credit Facility, and the Unsecured Notes also include covenants that, among other things, restrict our ability to dispose of assets, incur additional indebtedness, make restricted payments, create liens on assets, make investments, make acquisitions and engage in mergers or consolidations. The Holdings Credit Facility, the NMFC Credit Facility, and the Unsecured Notes also include change of control provisions that accelerate the indebtedness (or require prepayment of such indebtedness) under these agreements in the event of certain change of control events.

Shares of our common stock have traded at a discount from net asset value and may do so in the future.

          Shares of closed-end investment companies have frequently traded at a market price that is less than the net asset value that is attributable to those shares. In part as a result of adverse economic conditions and increasing pressure within the financial sector of which we are a part, our common stock has at times traded below our net asset value per share since our IPO on May 19, 2011. Our shares could once again trade at a discount to net asset value. The possibility that our shares of common stock may trade at a discount from net asset value over the long term is separate and distinct from the risk that our net asset value will decrease. We cannot predict whether shares of our common stock will trade above, at or below our net asset value. If our common stock trades below our net asset value, we will generally not be able to issue additional shares of our common stock without first obtaining the approval for such issuance from our stockholders and our independent directors. If additional funds are not available to us, we could be forced to curtail or cease our new lending and investment activities, and our net asset value could decrease and our level of distributions could be impacted.

You may not receive distributions or our distributions may decline or may not grow over time.

          We cannot assure you that we will achieve investment results or maintain a tax treatment that will allow or require any specified level of cash distributions or year-to-year increases in cash distributions. In particular, our future distributions are dependent upon the investment income we receive on our portfolio investments. To the extent such investment income declines, our ability to pay future distributions may be harmed.

We will have broad discretion over the use of proceeds of any offering made pursuant to this prospectus, to the extent it is successful.

          We will have significant flexibility in applying the proceeds of any offering made pursuant to this prospectus. We will also pay operating expenses, and may pay other expenses such as due diligence expenses of potential new investments, from net proceeds. Our ability to achieve our investment objective may be limited to the extent that the net proceeds of the offering, pending full investment, are used to pay operating expenses. In addition, we can provide you no assurance that the current offering will be successful, or that by increasing the size of our available equity capital, our aggregate expenses, and correspondingly, our expense ratio, will be lowered.

Your interest in NMFC may be diluted if you do not fully exercise your subscription rights in any rights offering.

          In the event we issue subscription rights to purchase shares of our common stock, stockholders who do not fully exercise their rights should expect that they will, at the completion of the offer, own a smaller proportional interest in NMFC than would otherwise be the case if they fully exercised their rights. We cannot state precisely the amount of any such dilution in share ownership because we do not know at this time what proportion of the shares will be purchased as a result of the offer.

If we issue preferred stock, the net asset value and market value of our common stock will likely become more volatile.

          We cannot assure you that the issuance of preferred stock would result in a higher yield or return to the holders of our common stock. The issuance of preferred stock would likely cause the net asset value and market value of the common stock to become more volatile. If the dividend rate on the preferred stock were to approach the net rate of return on our investment portfolio, the benefit of leverage to the holders of the common stock would be reduced. If the dividend rate on the preferred stock were to exceed the net rate of return on our portfolio, the leverage would result in a lower rate of return to the holders of common stock than if we had not issued preferred stock. Any decline in the net asset value of our investments would be borne entirely by the holders of common stock. Therefore, if the market value of our portfolio were to decline, the leverage would result in a greater decrease in net asset value to the holders of common stock than if we were not leveraged through the issuance of preferred stock. This greater net asset value decrease would also tend to cause a greater decline in the market price for the common stock.

          We might be in danger of failing to maintain the required asset coverage of the preferred stock or of losing our ratings, if any, on the preferred stock or, in an extreme case, our current investment income might not be sufficient to meet the dividend requirements on the preferred stock. In order to counteract such an event, we might need to liquidate investments in order to fund a redemption of some or all of the preferred stock. In addition, we would pay (and the holders of common stock would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred stock, including higher advisory fees if our total return exceeds the dividend rate on the preferred stock. Holders of preferred stock may have different interests than holders of common stock and may at times have disproportionate influence over our affairs.

Holders of any preferred stock we might issue would have the right to elect members of our board of directors and class voting rights on certain matters.

          Holders of any preferred stock we might issue, voting separately as a single class, would have the right to elect two members of our board of directors at all times and in the event dividends become two full years in arrears would have the right to elect a majority of the directors until such arrearage is completely eliminated. In addition, preferred stockholders have class voting rights on certain matters, including changes in fundamental investment restrictions and conversion to open-end status, and accordingly can veto any such changes. Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of our common stock and preferred stock, both by the 1940 Act and by requirements imposed by rating agencies, if any, or the terms of our credit facilities, if any, might impair our ability to maintain our tax treatment as a RIC for U.S. federal income tax purposes. While we would intend to redeem our preferred stock to the extent necessary to enable us to distribute our income as required to maintain our tax treatment as a RIC, there can be no assurance that such actions could be effected in time to meet the tax requirements.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

          This prospectus contains forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about us, our current and prospective portfolio investments, our industry, our beliefs, and our assumptions. Words such as "anticipate", "believe", "continue", "could", "estimate", "expect", "intend", "may", "plan", "potential", "project", "seek", "should", "target", "will", "would" or variations of these words and similar expressions are intended to identify forward-looking statements. The forward-looking statements contained in this prospectus involve risks and uncertainties, including statements as to:

  •
  our future operating results;

  •
  our business prospects and the prospects of our portfolio companies;

  •
  the impact of investments that we expect to make;

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  our contractual arrangements and relationships with third parties;

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  the dependence of our future success on the general economy and its impact on the industries in which we invest;

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  the ability of our portfolio companies to achieve their objectives;

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  our expected financings and investments;

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  the adequacy of our cash resources and working capital; and

  •
  the timing of cash flows, if any, from the operations of our portfolio companies.

          These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

  •
  an economic downturn could impair our portfolio companies' ability to continue to operate, which could lead to the loss of some or all of our investments in such portfolio companies;

  •
  a contraction of available credit and/or an inability to access the equity markets could impair our lending and investment activities;

  •
  interest rate volatility could adversely affect our results, particularly if we elect to use leverage as part of our investment strategy;

  •
  currency fluctuations could adversely affect the results of our investments in foreign companies, particularly to the extent that we receive payments denominated in foreign currency rather than U.S. dollars; and

  •
  the risks, uncertainties and other factors we identify in "Risk Factors" and elsewhere in this prospectus and in our filings with the SEC.

          Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. Important assumptions include our ability to originate new loans and investments, certain margins and levels of profitability and the availability of additional capital. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in "Risk Factors" and elsewhere in this prospectus. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus. However, we will update this prospectus to reflect any material changes to the information contained herein. The forward-looking statements and projections contained in this prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act.

 USE OF PROCEEDS

          We intend to use the net proceeds from the sale of our securities pursuant to this prospectus for new investments in portfolio companies in accordance with our investment objective and strategies described in this prospectus, to temporarily repay indebtedness (which will be subject to reborrowing), to pay our operating expenses, to pay distributions to our stockholders and for general corporate purposes, and other working capital needs. We are continuously identifying, reviewing and, to the extent consistent with our investment objective, funding new investments. As a result, we typically raise capital as we deem appropriate to fund such new investments. The supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering.

          We estimate that it will take less than six months for us to substantially invest the net proceeds of any offering made pursuant to this prospectus, depending on the availability of attractive opportunities, market conditions and the amount raised. However, we can offer no assurance that we will be able to achieve this goal.

          Proceeds not immediately used for new investments or the temporary repayment of debt will be invested primarily in cash, cash equivalents, U.S. government securities and other high-quality investments that mature in one year or less from the date of investment. These securities may have lower yields than the types of investments we would typically make in accordance with our investment objective and, accordingly, may result in lower distributions, if any, during such period.

 PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

          Our common stock is traded on the New York Stock Exchange ("NYSE") under the symbol "NMFC". The following table sets forth, for each fiscal quarter during the last two fiscal years and the current fiscal year to date, the net asset value ("NAV") per share of our common stock, the high and low closing sale price for our common stock, the closing sale price as a percentage of NAV and the quarterly distributions per share.

		NAV		Closing Sales Price(3)		Premium (Discount) of High Closing Sales Price to	Premium (Discount) of Low Closing Sales Price to	Declared Distributions

Fiscal Year Ended		Per Share(2)		High	Low	NAV(4)	NAV(4)	Per Share(5)(6)

December 31, 2018
Third Quarter(1)	$		*	$13.90	$13.75	*	*		*
Second Quarter	$		*	$13.95	$13.25	*	*	$0.34
First Quarter		$13.60		$13.75	$12.55	1.10%	(7.72)%	$0.34
December 31, 2017
Fourth Quarter		$13.63		$14.50	$13.55	6.38%	(0.59)%	$0.34
Third Quarter		$13.61		$14.70	$13.55	8.01%	(0.44)%	$0.34
Second Quarter		$13.63		$14.95	$14.35	9.68%	5.28%	$0.34
First Quarter		$13.56		$14.90	$14.00	9.88%	3.24%	$0.34
December 31, 2016
Fourth Quarter		$13.46		$14.30	$13.20	6.24%	(1.93)%	$0.34
Third Quarter		$13.28		$14.28	$13.11	7.53%	(1.28)%	$0.34
Second Quarter		$13.23		$12.90	$12.10	(2.49)%	(8.54)%	$0.34
First Quarter		$12.87		$12.96	$11.09	0.70%	(13.83)%	$0.34

(1)
Period from July 1, 2018 through July 10, 2018.

(2)
NAV is determined as of the last date in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low closing sales prices. The NAVs shown are based on outstanding shares at the end of each period.

(3)
Closing sales price is determined as the high or low closing sales price noted within the respective quarter, not adjusted for distributions.

(4)
Calculated as of the respective high or low closing sales price divided by the quarter end NAV.

(5)
Represents the distributions declared or paid for the specified quarter.

(6)
Tax characteristics of all distributions paid are reported to stockholders on Form 1099 after the end of the calendar year. For the years ended December 31, 2017 and December 31, 2016, total distributions were $100.9 million and $88.8 million, respectively, of which the distributions were comprised of approximately 71.50% and 89.46%, respectively, of ordinary income, 0.00% and 0.00%, respectively, of long-term capital gains and approximately 28.50% and 10.54%, respectively, of a return of capital.

*
Not determinable at the time of filing.

          On July 10, 2018, the last reported sales price of our common stock was $13.85 per share. As of July 10, 2018, we had approximately 14 stockholders of record and approximately two beneficial owner whose shares are held in the names of brokers, dealers, funds, trusts and clearing agencies.

          Shares of BDCs may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our shares of common stock will trade at a discount from NAV or at premiums that are unsustainable over the long term are separate and distinct from the risk that our NAV will decrease. Since our initial public offering on May 19, 2011, our shares of common stock have traded at times at both a discount and a premium to the net assets attributable to those shares. As of July 10, 2018, our shares of common stock traded at a premium of approximately 1.8% of the NAV attributable to those shares as of March 31, 2018. It is not possible to predict whether the shares offered hereby will trade at, above, or below NAV.

          We intend to pay quarterly distributions to our stockholders in amounts sufficient to maintain our status as a RIC. We intend to distribute approximately our entire net investment income on a quarterly basis and substantially all of our taxable income on an annual basis, except that we may retain certain net capital gains for reinvestment. The distributions we pay to our stockholders in a year may exceed our taxable income for that year and, accordingly, a portion of such distributions may constitute a return of capital, which is a return of a portion of a stockholder's original investment in our common stock, for U.S. federal tax purposes. Generally, a return of capital will reduce an investor's basis in our stock for U.S. federal income tax purposes, which will result in a higher tax liability when the stock is sold. The specific tax characteristics of our distributions will be reported to stockholders after the end of the calendar year.

          We maintain an "opt out" dividend reinvestment plan on behalf of our stockholders, pursuant to which each of our stockholders' cash distributions will be automatically reinvested in additional shares of our common stock, unless the stockholder elects to receive cash.

          We apply the following in implementing the dividend reinvestment plan. If the price at which newly issued shares are to be credited to stockholders' accounts is equal to or greater than 110.0% of the last determined NAV of the shares, we will use only newly issued shares to implement the dividend reinvestment plan. Under such circumstances, the number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our common stock on the NYSE on the distribution payment date. Market price per share on that date will be the closing price for such shares on the NYSE or, if no sale is reported for such day, the average of their electronically reported bid and ask prices.

          If the price at which newly issued shares are to be credited to stockholders' accounts is less than 110.0% of the last determined NAV of the shares, we will either issue new shares or instruct the plan administrator to purchase shares in the open market to satisfy the additional shares required. Shares purchased in open market transactions by the plan administrator will be allocated to a stockholder based on the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased in the open market. The number of shares of our common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

          The following table reflects the cash distributions, including dividends and returns of capital, if any, per share that have been declared by our board of directors for the two most recent fiscal years and the current fiscal year to date:

Date Declared	Record Date	Payment Date	Per Share Amount

May 2, 2018	June 15, 2018	June 29, 2018	$0.34
February 21, 2018	March 15, 2018	March 29, 2018	0.34

			$0.68
November 2, 2017	December 15, 2017	December 28, 2017	$0.34
August 4, 2017	September 15, 2017	September 29, 2017	0.34
May 4, 2017	June 16, 2017	June 30, 2017	0.34
February 23, 2017	March 17, 2017	March 31, 2017	0.34

			$1.36
November 4, 2016	December 15, 2016	December 29, 2016	$0.34
August 2, 2016	September 16, 2016	September 30, 2016	0.34
May 3, 2016	June 16, 2016	June 30, 2016	0.34
February 22, 2016	March 17, 2016	March 31, 2016	0.34

			$1.36

          Tax characteristics of all distributions paid are reported to stockholders on Form 1099 after the end of the calendar year. For the years ended December 31, 2017 and December 31, 2016, total distributions were $100.9 million and $88.8 million, respectively, of which the distributions were comprised of approximately 71.50% and 89.46%, respectively, of ordinary income, 0.00% and 0.00%, respectively, of long-term capital gains and approximately 28.50% and 10.54%, respectively, of a return of capital. Future quarterly distributions, if any, will be determined by our board of directors.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

          The information contained in this section should be read in conjunction with the Selected Financial and Other Data and our Financial Statements and notes thereto appearing elsewhere in this prospectus. The following discussion and other parts of this prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under "Risk Factors" and "Cautionary Statement Regarding Forward-Looking Statements" appearing elsewhere in this prospectus.

 Overview

          We are a Delaware corporation that was originally incorporated on June 29, 2010 and completed our IPO on May 19, 2011. We are a closed-end, non-diversified management investment company that has elected to be regulated as a BDC under the 1940 Act. As such, we are obligated to comply with certain regulatory requirements. We have elected to be treated, and intend to comply with the requirements to continue to qualify annually, as a RIC under Subchapter M of the Code. NMFC is also registered as an investment adviser under the Advisers Act. Since our IPO, and through March 31, 2018, we raised approximately $614.6 million in net proceeds from additional offerings of common stock.

          The Investment Adviser is a wholly-owned subsidiary of New Mountain Capital. New Mountain Capital is a firm with a track record of investing in the middle market. New Mountain Capital focuses on investing in defensive growth companies across its private equity, public equity and credit investment vehicles. The Investment Adviser manages our day-to-day operations and provides us with investment advisory and management services. The Administrator, a wholly-owned subsidiary of New Mountain Capital, provides the administrative services necessary to conduct our day-to-day operations.

          Our wholly-owned subsidiary, NMF Holdings, is a Delaware limited liability company whose assets are used to secure NMF Holdings' credit facility. NMF Ancora, NMF QID and NMF YP, our wholly-owned subsidiaries, are structured as Delaware entities that serve as tax blocker corporations which hold equity or equity-like investments in portfolio companies organized as limited liability companies (or other forms of pass-through entities). We consolidate our tax blocker corporations for accounting purposes. The tax blocker corporations are not consolidated for income tax purposes and may incur income tax expense as a result of their ownership of the portfolio companies. Additionally, our wholly-owned subsidiary, NMF Servicing, serves as the administrative agent on certain investment transactions. SBIC I and its general partner, SBIC I GP, were organized in Delaware as a limited partnership and limited liability company, respectively. SBIC II and its general partner, SBIC II GP, were also organized in Delaware as a limited partnership and limited liability company, respectively. SBIC I, SBIC I GP, SBIC II and SBIC II GP are our consolidated wholly-owned direct and indirect subsidiaries. SBIC I and SBIC II received licenses from the SBA to operate as SBICs under Section 301(c) of the 1958 Act. Our wholly-owned subsidiary, NMNLC, a Maryland corporation, was formed to acquire commercial real properties that are subject to "triple net" leases and intends to qualify as a real estate investment trust, or REIT, within the meaning of Section 856(a) of the Code.

          Our investment objective is to generate current income and capital appreciation through the sourcing and origination of debt securities at all levels of the capital structure, including first and second lien debt, notes, bonds and mezzanine securities. The first lien debt may include traditional first lien senior secured loans or unitranche loans. Unitranche loans combine characteristics of traditional first lien senior secured loans as well as second lien and subordinated loans. Unitranche loans will expose us to the risks associated with second lien and subordinated loans to the extent it invests in the "last out" tranche. In some cases, our investments may also include equity interests.

          Our primary focus is in the debt of defensive growth companies, which are defined as generally exhibiting the following characteristics: (i) sustainable secular growth drivers, (ii) high barriers to competitive entry, (iii) high free cash flow after capital expenditure and working capital needs, (iv) high returns on assets and (v) niche market dominance. Similar to us, SBIC I's and SBIC II's investment objective is to generate current income and capital appreciation under our investment criteria. However, SBIC I's and SBIC II's investments must be in SBA eligible small businesses. Our portfolio may be concentrated in a limited number of industries. As of March 31, 2018, our top five industry concentrations were business services, software, healthcare services, education and distribution & logistics.

          As of March 31, 2018, our net asset value was $1,033.0 million and our portfolio had a fair value of approximately $1,977.9 million in 89 portfolio companies, with a weighted average yield to maturity at cost for income producing investments ("YTM at Cost") of approximately 11.1% and a weighted average yield to maturity at cost for all investments ("YTM at Cost for Investments") of approximately 11.1%. The YTM at Cost calculation assumes that all investments, including secured collateralized agreements, not on non-accrual are purchased at cost on the quarter end date and held until their respective maturities with no prepayments or losses and exited at par at maturity. The YTM at Cost for Investments calculation assumes that all investments, including secured collateralized agreements, are purchased as cost on the quarter end date and held until their respective maturities with no prepayments or losses and exited at par at maturity. YTM at Cost and YTM at Cost for Investments calculations exclude the impact of existing leverage. YTM at Cost and YTM at Cost for Investments uses the London Interbank Offered Rate ("LIBOR") curves at each quarter's end date. The actual yield to maturity may be higher or lower due to the future selection of the LIBOR contracts by the individual companies in our portfolio or other factors.

Recent Developments

          On April 12, 2018, our board of directors, including a "required majority" (as such term is defined in Section 57(o) of the 1940 Act) approved the application of the modified asset coverage requirements set forth in Section 61(a)(2) of the 1940 Act, as amended by the Small Business Credit Availability Act (the "SBCA"), and recommended the submission of a proposal for stockholders to approve the application of the 150.0% minimum asset coverage ratio to us at a special meeting of the stockholders, and thus we became subject to the 150.0% minimum asset coverage ratio on June 9, 2018. Changing the asset coverage ratio permits us to double our leverage, which results in increased leverage risk and increased expenses.

          On April 25, 2018, NMFC and SkyKnight Income II, LLC ("SkyKnight II") entered into a limited liability company agreement to establish a joint venture, NMFC Senior Loan Program III LLC ("SLP III"). NMFC and SkyKnight II have committed to provide $80.0 million and $20.0 million, respectively, of equity to SLP III. The purpose of the joint venture is to invest primarily in senior secured loans issued by portfolio companies within our core industry verticals. All investment decisions must be unanimously approved by the investment committee of SLP III, which has equal representations from NMFC and SkyKnight II. On May 2, 2018, SLP III closed its $300.0 million revolving credit facility with Citibank, N.A. which matures on May 2, 2023 and bears interest at a rate of LIBOR plus 1.70% per annum.

          On April 27, 2018, we exited our investment in American Tire Distributors, Inc. ("ATD"), due to ATD's reported loss of its largest supplier. As of March 31, 2018, our investment in ATD had a cost basis of approximately $12.3 million and a fair value of approximately $12.8 million. The sale will result in a realized loss of approximately $5.8 million for the quarter ended June 30, 2018.

          On May 2, 2018, our board of directors declared a second quarter 2018 distribution of $0.34 per share which was paid on June 29, 2018 to holders of record as of June 15, 2018.

          On July 5, 2018, we entered into a third supplement (the "Supplement") to our Amended and Restated Note Purchase Agreement, dated September 30, 2016 (the "NPA"). Pursuant to the Supplement, on July 5, 2018, we issued to an institutional investor identified therein, in a private placement, $50.0 million in aggregate principal amount of 5.36% Series 2018B Notes due June 28, 2023 as an additional series of notes under the NPA. Except as set forth in the Supplement, the 2018B Unsecured Notes have the same terms as the $90.0 million in aggregate principal amount of the 5.313% Notes due May 15, 2021, the $55.0 million in aggregate principal amount of the 4.76% Series 2017A Notes due July 15, 2022 and the $90.0 million in aggregate principal amount of 4.87% Series 2018A Notes due January 30, 2023 (collectively, the "Prior Notes") that we previously issued pursuant to the NPA, the first supplement and the second supplement thereto, respectively. The Supplement includes certain additional covenants and terms, including, without limitation, a requirement that we not exceed a debt-to-equity ratio of 1.65 to 1.00 at the time of incurring additional indebtedness and a requirement that we not exceed a secured debt ratio of 0.70 to 1.00 at any time. The 2018B Unsecured Notes will rank equal in priority with our other unsecured indebtedness, including the Prior Notes. Interest on the 2018B Unsecured Notes will be payable semi-annually in arrears on January 15 and July 15 of each year, commencing on January 15, 2019.

          On July 5, 2018, we entered into Amendment No. 4 (the "Amendment") to our NMFC Credit Facility. The Amendment reduces the minimum asset coverage ratio that we must maintain at the time of any borrowing under the NMFC Credit Facility and as of each quarter end from 2.00 to 1.00 to 1.50 to 1.00. The Amendment also includes a requirement that we not exceed a debt-to-equity ratio of 1.65 to 1.00 at the time of incurring additional indebtedness and a requirement that we not exceed a secured debt ratio of 0.70 to 1.00 at any time.

Critical Accounting Policies

          The preparation of financial statements and related disclosures in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the periods reported. Actual results could materially differ from those estimates. We have identified the following items as critical accounting policies.

Basis of Accounting

          We consolidate our wholly-owned direct and indirect subsidiaries: NMF Holdings, NMF Servicing, NMNLC, SBIC I, SBIC I GP, SBIC II, SBIC II GP, NMF Ancora, NMF QID and NMF YP. We are an investment company following accounting and reporting guidance as described in Accounting Standards Codification Topic 946, Financial Services — Investment Companies, ("ASC 946").

Valuation and Leveling of Portfolio Investments

          At all times consistent with GAAP and the 1940 Act, we conduct a valuation of assets, which impacts our net asset value.

          We value our assets on a quarterly basis, or more frequently if required under the 1940 Act. In all cases, our board of directors is ultimately and solely responsible for determining the fair value of our portfolio investments on a quarterly basis in good faith, including investments that are not publicly traded, those whose market prices are not readily available and any other situation where our portfolio investments require a fair value determination. Security transactions are accounted for on a trade date basis. Our quarterly valuation procedures are set forth in more detail below:

  (1)
  Investments for which market quotations are readily available on an exchange are valued at such market quotations based on the closing price indicated from independent pricing services.

  (2)
  Investments for which indicative prices are obtained from various pricing services and/or brokers or dealers are valued through a multi-step valuation process, as described below, to determine whether the quote(s) obtained is representative of fair value in accordance with GAAP.

  a.
  Bond quotes are obtained through independent pricing services. Internal reviews are performed by the investment professionals of the Investment Adviser to ensure that the quote obtained is representative of fair value in accordance with GAAP and, if so, the quote is used. If the Investment Adviser is unable to sufficiently validate the quote(s) internally and if the investment's par value or its fair value exceeds the materiality threshold, the investment is valued similarly to those assets with no readily available quotes (see (3) below); and

  b.
  For investments other than bonds, we look at the number of quotes readily available and perform the following procedures:

  i.
  Investments for which two or more quotes are received from a pricing service are valued using the mean of the mean of the bid and ask of the quotes obtained;

  ii.
  Investments for which one quote is received from a pricing service are validated internally. The investment professionals of the Investment Adviser analyze the market quotes obtained using an array of valuation methods (further described below) to validate the fair value. If the Investment Adviser is unable to sufficiently validate the quote internally and if the investment's par value or its fair value exceeds the materiality threshold, the investment is valued similarly to those assets with no readily available quotes (see (3) below).

  (3)
  Investments for which quotations are not readily available through exchanges, pricing services, brokers, or dealers are valued through a multi-step valuation process:

  a.
  Each portfolio company or investment is initially valued by the investment professionals of the Investment Adviser responsible for the credit monitoring;

  b.
  Preliminary valuation conclusions will then be documented and discussed with our senior management;

  c.
  If an investment falls into (3) above for four consecutive quarters and if the investment's par value or its fair value exceeds the materiality threshold, then at least once each fiscal year, the valuation for each portfolio investment for which we do not have a readily available market quotation will be reviewed by an independent valuation firm engaged by our board of directors; and

  d.
  When deemed appropriate by our management, an independent valuation firm may be engaged to review and value investment(s) of a portfolio company, without any preliminary valuation being performed by the Investment Adviser. The investment professionals of the Investment Adviser will review and validate the value provided.

          For investments in revolving credit facilities and delayed draw commitments, the cost basis of the funded investments purchased is offset by any costs/netbacks received for any unfunded portion on the total balance committed. The fair value is also adjusted for the price appreciation or depreciation on the unfunded portion. As a result, the purchase of a commitment not completely funded may result in a negative fair value until it is called and funded.

          The values assigned to investments are based upon available information and do not necessarily represent amounts which might ultimately be realized, since such amounts depend on future circumstances and cannot be reasonably determined until the individual positions are liquidated. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may fluctuate from period to period and the fluctuations could be material.

          GAAP fair value measurement guidance classifies the inputs used in measuring fair value into three levels as follows:

          Level I — Quoted prices (unadjusted) are available in active markets for identical investments and we have the ability to access such quotes as of the reporting date. The type of investments which would generally be included in Level I include active exchange-traded equity securities and exchange-traded derivatives. As required by Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures ("ASC 820"), we, to the extent that we hold such investments, do not adjust the quoted price for these investments, even in situations where we hold a large position and a sale could reasonably impact the quoted price.

          Level II — Pricing inputs are observable for the investments, either directly or indirectly, as of the reporting date, but are not the same as those used in Level I. Level II inputs include the following:

  •
  Quoted prices for similar assets or liabilities in active markets;

  •
  Quoted prices for identical or similar assets or liabilities in non-active markets (examples include corporate and municipal bonds, which trade infrequently);

  •
  Pricing models whose inputs are observable for substantially the full term of the asset or liability (examples include most over-the-counter derivatives, including foreign exchange forward contracts); and

  •
  Pricing models whose inputs are derived principally from or corroborated by observable market data through correlation or other means for substantially the full term of the asset or liability.

          Level III — Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment.

          The inputs used to measure fair value may fall into different levels. In all instances when the inputs fall within different levels of the hierarchy, the level within which the fair value measurement is categorized is based on the lowest level of input that is significant to the fair value measurement in its entirety. As such, a Level III fair value measurement may include inputs that are both observable and unobservable. Gains and losses for such assets categorized within the Level III table below may include changes in fair value that are attributable to both observable inputs and unobservable inputs.

          The inputs into the determination of fair value require significant judgment or estimation by management and consideration of factors specific to each investment. A review of the fair value hierarchy classifications is conducted on a quarterly basis. Changes in the observability of valuation inputs may result in the transfer of certain investments within the fair value hierarchy from period to period. Reclassifications impacting the fair value hierarchy are reported as transfers in/out of the respective leveling categories as of the beginning of the period in which the reclassifications occur.

          The following table summarizes the levels in the fair value hierarchy that our portfolio investments fall into as of March 31, 2018:

(in thousands)	Total	Level I	Level II	Level III

First lien	$738,027	$—	$88,636	$649,391
Second lien	774,515	—	336,379	438,136
Subordinated	67,918	—	39,726	28,192
Equity and other	397,463	17	—	397,446

Total investments	$1,977,923	$17	$464,741	$1,513,165

          We generally use the following framework when determining the fair value of investments where there are little, if any, market activity or observable pricing inputs. We typically determine the fair value of our performing debt investments utilizing an income approach. Additional consideration is given using a market based approach, as well as reviewing the overall underlying portfolio company's performance and associated financial risks. The following outlines additional details on the approaches considered:

          Company Performance, Financial Review, and Analysis:    Prior to investment, as part of our due diligence process, we evaluate the overall performance and financial stability of the portfolio company. Post investment, we analyze each portfolio company's current operating performance and relevant financial trends versus prior year and budgeted results, including, but not limited to, factors affecting its revenue and earnings before interest, taxes, depreciation, and amortization ("EBITDA") growth, margin trends, liquidity position, covenant compliance and changes to its capital structure. We also attempt to identify and subsequently track any developments at the portfolio company, within its customer or vendor base or within the industry or the macroeconomic environment, generally, that may alter any material element of our original investment thesis. This analysis is specific to each portfolio company. We leverage the knowledge gained from our original due diligence process, augmented by this subsequent monitoring, to continually refine our outlook for each of our portfolio companies and ultimately form the valuation of our investment in each portfolio company. When an external event such as a purchase transaction, public offering or subsequent sale occurs, we will consider the pricing indicated by the external event to corroborate the private valuation.

          For debt investments, we may employ the Market Based Approach (as described below) to assess the total enterprise value of the portfolio company, in order to evaluate the enterprise value coverage of our debt investment. For equity investments or in cases where the Market Based Approach implies a lack of enterprise value coverage for the debt investment, we may additionally employ a discounted cash flow analysis based on the free cash flows of the portfolio company to assess the total enterprise value.

          After enterprise value coverage is demonstrated for our debt investments through the method(s) above, the Income Based Approach (as described below) may be employed to estimate the fair value of the investment.

          Market Based Approach:    We may estimate the total enterprise value of each portfolio company by utilizing market value cash flow (EBITDA) multiples of publicly traded comparable companies and comparable transactions. We consider numerous factors when selecting the appropriate companies whose trading multiples are used to value our portfolio companies. These factors include, but are not limited to, the type of organization, similarity to the business being valued, and relevant risk factors, as well as size, profitability and growth expectations. We may apply an average of various relevant comparable company EBITDA multiples to the portfolio company's latest twelve month ("LTM") EBITDA or projected EBITDA to calculate the enterprise value of the portfolio company. Significant increases or decreases in the EBITDA multiple will result in an increase or decrease in enterprise value, which may result in an increase or decrease in the fair value estimate of the investment. In applying the market based approach as of March 31, 2018, we used the relevant EBITDA multiple ranges set forth in the table below to determine the enterprise value of our portfolio companies. We believe these were reasonable ranges in light of current comparable company trading levels and the specific portfolio companies involved.

          Income Based Approach:    We also may use a discounted cash flow analysis to estimate the fair value of the investment. Projected cash flows represent the relevant security's contractual interest, fee and principal payments plus the assumption of full principal recovery at the investment's expected maturity date. These cash flows are discounted at a rate established utilizing a yield calibration approach, which incorporates changes in the credit quality (as measured by relevant statistics) of the portfolio company, as compared to changes in the yield associated with comparable credit quality market indices, between the date of origination and the valuation date. Significant increases or decreases in the discount rate would result in a decrease or increase in the fair value measurement. In applying the income based approach as of March 31, 2018, we used the discount ranges set forth in the table below to value investments in our portfolio companies.

          The unobservable inputs used in the fair value measurement of our Level III investments as of March 31, 2018 were as follows:

(in thousands)

				Range

Type	Fair Value as of March 31, 2018	Approach	Unobservable Input	Low	High	Weighted Average

First lien	$424,391	Market & income approach	EBITDA multiple	2.0x	20.0x	11.6x
			Revenue multiple	1.3x	6.0x	3.2x
			Discount rate	7.0%	12.3%	9.5%
	145,485	Market quote	Broker quote	N/A	N/A	N/A
	79,515	Other	N/A(1)	N/A	N/A	N/A
Second lien	247,912	Market & income approach	EBITDA multiple	7.5x	16.8x	12.7x
			Revenue multiple	N/A	N/A	N/A
			Discount rate	9.5%	13.3%	11.3%
	190,224	Market quote	Broker quote	N/A	N/A	N/A
Subordinated	28,192	Market & income approach	EBITDA multiple	4.5x	12.3x	9.0x
			Revenue multiple	N/A	N/A	N/A
			Discount rate	8.0%	14.5%	13.1%
Equity and other	396,225	Market & income approach	EBITDA multiple	2.5x	18.0x	11.1x
			Revenue multiple	N/A	N/A	N/A
			Discount rate	7.0%	23.2%	12.2%
	1,221	Black Scholes analysis	Expected life in years	8.0	8.0	8.0
			Volatility	39.3%	39.3%	39.3%
			Discount rate	3.0%	3.0%	3.0%

	$1,513,165

(1)
Fair value was determined based on transaction pricing or recent acquisition or sale as the best measure of fair value with no material changes in operations of the related portfolio company since the transaction date.

NMFC Senior Loan Program I LLC

          NMFC Senior Loan Program I LLC ("SLP I") was formed as a Delaware limited liability company on May 27, 2014 and commenced operations on June 10, 2014. SLP I is a portfolio company held by us. SLP I is structured as a private investment fund, in which all of the investors are qualified purchasers, as such term is defined under the 1940 Act. Transfer of interests in SLP I is subject to restrictions and, as a result, such interests are not readily marketable. SLP I operates under a limited liability company agreement (the "SLP I Agreement") and will continue in existence until June 10, 2019, subject to earlier termination pursuant to certain terms of the SLP I Agreement. The term may be extended for up to one year pursuant to certain terms of the SLP I Agreement. SLP I had a three year re-investment period. In June 2017, the re-investment period was extended for one additional year. SLP I invests in senior secured loans issued by companies within our core industry verticals. These investments are typically broadly syndicated first lien loans.

          SLP I is capitalized with $93.0 million of capital commitments and $265.0 million of debt from a revolving credit facility and is managed by us. Our capital commitment is $23.0 million, representing less than 25.0% ownership, with third party investors representing the remaining capital commitments. As of March 31, 2018, SLP I had total investments with an aggregate fair value of approximately $351.5 million, debt outstanding of $235.4 million and capital that had been called and funded of $93.0 million. As of December 31, 2017, SLP I had total investments with an aggregate fair value of approximately $348.7 million, debt outstanding of $223.7 million and capital that had been called and funded of $93.0 million. Our investment in SLP I is disclosed on our Consolidated Schedule of Investments as of March 31, 2018 and December 31, 2017.

          We, as an investment adviser registered under the Advisers Act, act as the collateral manager to SLP I and are entitled to receive a management fee for our investment management services provided to SLP I. As a result, SLP I is classified as our affiliate. No management fee is charged on our investment in SLP I in connection with the administrative services provided to SLP I. For the three months ended March 31, 2018 and March 31, 2017, we earned approximately $0.3 million and $0.3 million, respectively, in management fees related to SLP I, which is included in other income. As of March 31, 2018 and December 31, 2017, approximately $0.6 million and $0.3 million, respectively, of management fees related to SLP I was included in receivable from affiliates. For the three months ended March 31, 2018 and March 31, 2017, we earned approximately $0.8 million and $1.0 million, respectively, of dividend income related to SLP I, which is included in dividend income. As of March 31, 2018 and December 31, 2017, approximately $0.9 million and $0.8 million, respectively, of dividend income related to SLP I was included in interest and dividend receivable.

NMFC Senior Loan Program II LLC

          NMFC Senior Loan Program II LLC ("SLP II") was formed as a Delaware limited liability company on March 9, 2016 and commenced operations on April 12, 2016. SLP II is structured as a private joint venture investment fund between us and SkyKnight Income, LLC ("SkyKnight") and operates under a limited liability company agreement (the "SLP II Agreement"). The purpose of the joint vesenture is to invest primarily in senior secured loans issued by portfolio companies within our core industry verticals. These investments are typically broadly syndicated first lien loans. All investment decisions must be unanimously approved by the board of managers of SLP II, which has equal representation from us and SkyKnight. SLP II has a three year investment period and will continue in existence until April 12, 2021. The term may be extended for up to one year pursuant to certain terms of the SLP II Agreement.

          SLP II is capitalized with equity contributions which were called from its members, on a pro-rata basis based on their equity commitments, as transactions were completed. Any decision by SLP II to call down on capital commitments required approval by the board of managers of SLP II. As of March 31, 2018, we and SkyKnight have committed and contributed $79.4 million and $20.6 million, respectively, of equity to SLP II. Our investment in SLP II is disclosed on our Consolidated Schedule of Investments as of March 31, 2018 and December 31, 2017.

          On April 12, 2016, SLP II closed its $275.0 million revolving credit facility with Wells Fargo Bank, National Association, which matures on April 12, 2021 and bears interest at a rate of LIBOR plus 1.75% per annum. Effective April 1, 2018, SLP II's revolving credit facility will bear interest at a rate of LIBOR plus 1.60% per annum. As of March 31, 2018 and December 31, 2017, SLP II had total investments with an aggregate fair value of approximately $372.1 million and $382.5 million, respectively, and debt outstanding under its credit facility of $255.1 million and $266.3 million, respectively. As of March 31, 2018 and December 31, 2017, none of SLP II's investments were on non-accrual. Additionally, as of March 31, 2018 and December 31, 2017, SLP II had unfunded commitments in the form of delayed draws of $5.9 million and $4.9 million, respectively. Below is a summary of SLP II's portfolio, along with a listing of the individual investments in SLP II's portfolio as of March 31, 2018 and December 31, 2017:

(in thousands)	March 31, 2018	December 31, 2017

First lien investments(1)	376,233	386,100
Weighted average interest rate on first lien investments(2)	6.36%	6.05%
Number of portfolio companies in SLP II	32	35
Largest portfolio company investment(1)	17,281	17,369
Total of five largest portfolio company investments(1)	79,442	81,728

(1)
Reflects principal amount or par value of investments.

(2)
Computed as the all in interest rate in effect on accruing investments divided by the total principal amount of investments.

          The following table is a listing of the individual investments in SLP II's portfolio as of March 31, 2018:

Portfolio Company and Type of Investment	Industry	Interest Rate(1)	Maturity Date	Principal Amount or Par Value	Cost	Fair Value(2)

				(in thousands)	(in thousands)	(in thousands)
Funded Investments — First lien:
Access CIG, LLC	Business Services	5.63% (L + 3.75%)	2/27/2025	$8,273	$8,232	$8,379
ADG, LLC	Healthcare Services	6.63% (L + 4.75%)	9/28/2023	16,991	16,852	16,736
ASG Technologies Group, Inc.	Software	5.38% (L + 3.50%)	7/31/2024	7,463	7,428	7,490
AVSC Holding Corp.	Business Services	5.13% (L + 3.25%)	3/3/2025	1,500	1,496	1,503
Beaver-Visitec International Holdings, Inc.	Healthcare Products	7.30% (L + 5.00%)	8/21/2023	14,775	14,656	14,849
DigiCert, Inc.	Business Services	6.52% (L + 4.75%)	10/31/2024	10,000	9,952	10,129
FPC Holdings, Inc.	Distribution & Logistics	5.88% (L + 4.50%)	11/18/2022	15,000	14,550	14,681
Globallogic Holdings Inc.	Business Services	6.05% (L + 3.75%)	6/20/2022	9,677	9,615	9,762
Greenway Health, LLC	Software	6.55% (L + 4.25%)	2/16/2024	14,887	14,823	15,036
Idera, Inc.	Software	6.38% (L + 4.50%)	6/28/2024	12,588	12,472	12,729
J.D. Power (fka J.D. Power and Associates)	Business Services	6.55% (L + 4.25%)	9/7/2023	13,324	13,276	13,390
Keystone Acquisition Corp.	Healthcare Services	7.55% (L + 5.25%)	5/1/2024	5,373	5,325	5,407
LSCS Holdings, Inc.	Healthcare Services	6.40% (L + 4.25%)	3/17/2025	4,400	4,378	4,389
Market Track, LLC	Business Services	6.55% (L + 4.25%)	6/5/2024	11,910	11,856	11,940
Medical Solutions Holdings, Inc.	Healthcare Services	5.63% (L + 3.75%)	6/14/2024	6,965	6,933	6,998
Ministry Brands, LLC	Software	6.88% (L + 5.00%)	12/2/2022	2,132	2,123	2,132
Ministry Brands, LLC	Software	6.88% (L + 5.00%)	12/2/2022	7,748	7,717	7,748
Navex Global, Inc.	Software	6.13% (L + 4.25%)	11/19/2021	14,859	14,695	14,924
Navicure, Inc.	Healthcare Services	5.63% (L + 3.75%)	11/1/2024	14,962	14,891	15,056
OEConnection LLC	Business Services	6.46% (L + 4.00%)	11/22/2024	14,963	14,890	15,056
Pathway Partners Vet Management Company LLC	Consumer Services	6.13% (L + 4.25%)	10/10/2024	1,878	1,868	1,882
Pathway Partners Vet Management Company LLC	Consumer Services	6.13% (L + 4.25%)	10/10/2024	6,945	6,913	6,963
Peraton Corp. (fka MHVC Acquisition Corp.)	Federal Services	7.56% (L + 5.25%)	4/29/2024	10,421	10,375	10,499
Poseidon Intermediate, LLC	Software	6.13% (L + 4.25%)	8/15/2022	14,852	14,849	14,926
Project Accelerate Parent, LLC	Business Services	5.94% (L + 4.25%)	1/2/2025	15,000	14,927	15,131
PSC Industrial Holdings Corp.	Industrial Services	6.04% (L + 4.25%)	10/11/2024	10,474	10,375	10,578
Quest Software US Holdings Inc.	Software	7.27% (L + 5.50%)	10/31/2022	9,899	9,780	10,095
Salient CRGT Inc.	Federal Services	7.63% (L + 5.75%)	2/28/2022	14,076	13,962	14,252
Severin Acquisition, LLC	Software	6.64% (L + 4.75%)	7/30/2021	14,850	14,793	14,999
Shine Acquisition Co. S.a.r.l./ Boing US Holdco Inc.	Consumer Services	5.29% (L + 3.50%)	10/3/2024	14,962	14,927	15,047
Sierra Acquisition Inc.	Food & Beverage	6.13% (L + 4.25%)	11/11/2024	3,741	3,723	3,772
WP CityMD Bidco LLC	Healthcare Services	6.30% (L + 4.00%)	6/7/2024	14,925	14,891	15,009
YI, LLC	Healthcare Services	6.30% (L + 4.00%)	11/7/2024	1,103	1,111	1,109
YI, LLC	Healthcare Services	6.30% (L + 4.00%)	11/7/2024	12,130	12,119	12,190
Zywave, Inc.	Software	7.18% (L + 5.00%)	11/17/2022	17,281	17,212	17,281

Total Funded Investments				$370,327	$367,985	$372,067

Unfunded Investments — First lien:
Access CIG, LLC	Business Services	—	8/27/2018	$1,727	$—	$22
LSCS Holdings, Inc.	Healthcare Services	—	9/17/2018	1,100	(6)	(3)
Pathway Partners Vet Management Company LLC	Consumer Services	—	10/10/2019	1,142	(6)	3
YI, LLC	Healthcare Services	—	11/7/2018	1,937	(10)	10

Total Unfunded Investments				$5,906	$(22)	$32

				$376,233	$367,963	$372,099

(1)
All interest is payable in cash unless otherwise indicated. A majority of the variable rate debt investments bear interest at a rate that may be determined by reference to the LIBOR (L), the Prime Rate (P) and the alternative base rate (Base). For each investment, the current interest rate provided reflects the rate in effect as of March 31, 2018.

(2)
Represents the fair value in accordance with ASC 820. Our board of directors does not determine the fair value of the investments held by SLP II.

          The following table is a listing of the individual investments in SLP II's portfolio as of December 31, 2017:

Portfolio Company and Type of Investment	Industry	Interest Rate(1)	Maturity Date	Principal Amount or Par Value	Cost	Fair Value(2)

				(in thousands)	(in thousands)	(in thousands)
Funded Investments — First lien
ADG, LLC	Healthcare Services	6.32% (L + 4.75%)	9/28/2023	$17,034	$16,890	$16,779
ASG Technologies Group, Inc.	Software	6.32% (L + 4.75%)	7/31/2024	7,481	7,446	7,547
Beaver-Visitec International Holdings, Inc.	Healthcare Products	6.69% (L + 5.00%)	8/21/2023	14,812	14,688	14,813
DigiCert, Inc.	Business Services	6.13% (L + 4.75%)	10/31/2024	10,000	9,951	10,141
Emerald 2 Limited	Business Services	5.69% (L + 4.00%)	5/14/2021	1,266	1,211	1,267
Evo Payments International, LLC	Business Services	5.57% (L + 4.00%)	12/22/2023	17,369	17,292	17,492
Explorer Holdings, Inc.	Healthcare Services	5.13% (L + 3.75%)	5/2/2023	2,940	2,917	2,973
Globallogic Holdings Inc.	Business Services	6.19% (L + 4.50%)	6/20/2022	9,677	9,611	9,755
Greenway Health, LLC	Software	5.94% (L + 4.25%)	2/16/2024	14,925	14,858	15,074
Idera, Inc.	Software	6.57% (L + 5.00%)	6/28/2024	12,619	12,499	12,556
J.D. Power (fka J.D. Power and Associates)	Business Services	5.94% (L + 4.25%)	9/7/2023	13,357	13,308	13,407
Keystone Acquisition Corp.	Healthcare Services	6.94% (L + 5.25%)	5/1/2024	5,386	5,336	5,424
Market Track, LLC	Business Services	5.94% (L + 4.25%)	6/5/2024	11,940	11,884	11,940
McGraw-Hill Global Education Holdings, LLC	Education	5.57% (L + 4.00%)	5/4/2022	9,850	9,813	9,844
Medical Solutions Holdings, Inc.	Healthcare Services	5.82% (L + 4.25%)	6/14/2024	6,965	6,932	7,043
Ministry Brands, LLC	Software	6.38% (L + 5.00%)	12/2/2022	2,138	2,128	2,138
Ministry Brands, LLC	Software	6.38% (L + 5.00%)	12/2/2022	7,768	7,735	7,768
Navex Global, Inc.	Software	5.82% (L + 4.25%)	11/19/2021	14,897	14,724	14,971
Navicure, Inc.	Healthcare Services	5.11% (L + 3.75%)	11/1/2024	15,000	14,926	15,000
OEConnection LLC	Business Services	5.69% (L + 4.00%)	11/22/2024	15,000	14,925	14,981
Pathway Partners Vet Management Company LLC	Consumer Services	5.82% (L + 4.25%)	10/10/2024	6,963	6,929	6,980
Pathway Partners Vet Management Company LLC	Consumer Services	5.82% (L + 4.25%)	10/10/2024	291	290	292
Peraton Corp. (fka MHVC Acquisition Corp.)	Federal Services	6.95% (L + 5.25%)	4/29/2024	10,448	10,399	10,526
Poseidon Intermediate, LLC	Software	5.82% (L + 4.25%)	8/15/2022	14,881	14,877	14,955
Project Accelerate Parent, LLC	Business Services	5.94% (L + 4.25%)	1/2/2025	15,000	14,925	15,038
PSC Industrial Holdings Corp.	Industrial Services	5.71% (L + 4.25%)	10/11/2024	10,500	10,398	10,500
Quest Software US Holdings Inc.	Software	6.92% (L + 5.50%)	10/31/2022	9,899	9,775	10,071
Salient CRGT Inc.	Federal Services	7.32% (L + 5.75%)	2/28/2022	14,433	14,310	14,559
Severin Acquisition, LLC	Software	6.32% (L + 4.75%)	7/30/2021	14,888	14,827	14,813
Shine Acquisitoin Co. S.à.r.l / Boing US Holdco Inc.	Consumer Services	4.88% (L + 3.50%)	10/3/2024	15,000	14,964	15,108
Sierra Acquisition, Inc.	Food & Beverage	5.68% (L + 4.25%)	11/11/2024	3,750	3,731	3,789
TMK Hawk Parent, Corp.	Distribution & Logistics	4.88% (L + 3.50%)	8/28/2024	1,671	1,667	1,686
University Support Services LLC (St. George's University Scholastic Services LLC)	Education	5.82% (L + 4.25%)	7/6/2022	1,875	1,875	1,900
Vencore, Inc. (fka SI Organization, Inc., The)	Federal Services	6.44% (L + 4.75%)	11/23/2019	10,686	10,673	10,835
WP CityMD Bidco LLC	Healthcare Services	5.69% (L + 4.00%)	6/7/2024	14,963	14,928	15,009
YI, LLC	Healthcare Services	5.69% (L + 4.00%)	11/7/2024	8,240	8,204	8,230
Zywave, Inc.	Software	6.61% (L + 5.00%)	11/17/2022	17,325	17,252	17,325

Total Funded Investments				$381,237	$379,098	$382,529

Unfunded Investments — First lien
Pathway Partners Vet Management Company LLC	Consumer Services	—	10/10/2019	$2,728	$(14)	$7
TMK Hawk Parent, Corp.	Distribution & Logistics	—	3/28/2018	75	—	1
YI, LLC	Healthcare Services	—	11/7/2018	2,060	(9)	(3)

Total Unfunded Investments				$4,863	$(23)	$5

Total Investments				$386,100	$379,075	$382,534

(1)
All interest is payable in cash unless otherwise indicated. A majority of the variable rate debt investments bear interest at a rate that may be determined by reference to the LIBOR (L), the Prime Rate (P) and the alternative base rate (Base). For each investment, the current interest rate provided reflects the rate in effect as of December 31, 2017.

(2)
Represents the fair value in accordance with ASC 820. Our board of directors does not determine the fair value of the investments held by SLP II.

          Below is certain summarized financial information for SLP II as of March 31, 2018 and December 31, 2017 and for the three months ended March 31, 2018 and March 31, 2017:

Selected Balance Sheet Information:	March 31, 2018	December 31, 2017

	(in thousands)	(in thousands)
Investments at fair value (cost of $367,963 and $379,075, respectively)	$372,099	$382,534
Receivable from unsettled securities sold	19,466	—
Cash and other assets	7,585	8,065

Total assets	$399,150	$390,599

Credit facility	$255,070	$266,270
Deferred financing costs	(1,818)	(1,966)
Payable for unsettled securities purchased	34,636	15,964
Distribution payable	3,300	3,500
Other liabilities	3,191	2,891

Total liabilities	294,379	286,659
Members' capital	$104,771	$103,940

Total liabilities and members' capital	$399,150	$390,599

	Three Months Ended

Selected Statement of Operations Information:	March 31, 2018	March 31, 2017

	(in thousands)	(in thousands)
Interest income	$5,630	$5,173
Other income	22	214

Total investment income	5,652	5,387

Interest and other financing expenses	2,428	1,849
Other expenses	224	162

Total expenses	2,652	2,011

Net investment income	3,000	3,376
Net realized gains on investments	453	1,108
Net change in unrealized appreciation (depreciation) of investments	677	(106)

Net increase in members' capital	$4,130	$4,378

          For the three months ended March 31, 2018 and March 31, 2017, we earned approximately $2.6 million and $3.4 million, respectively, of dividend income related to SLP II, which is included in dividend income. As of March 31, 2018 and December 31, 2017, approximately $2.6 million and $2.8 million, respectively, of dividend income related to SLP II was included in interest and dividend receivable.

          We have determined that SLP II is an investment company under ASC 946; however, in accordance with such guidance we will generally not consolidate our investment in a company other than a wholly-owned investment company subsidiary. Furthermore, Accounting Standards Codification Topic 810, Consolidation, concludes that in a joint venture where both members have equal decision making authority, it is not appropriate for one member to consolidate the joint venture since neither has control. Accordingly, we do not consolidate SLP II.

New Mountain Net Lease Corporation

          NMNLC was formed to acquire commercial real properties that are subject to "triple net" leases. NMNLC's investments are disclosed on our Consolidated Schedule of Investments as of March 31, 2018.

          Below is certain summarized property information for NMNLC as of March 31, 2018:

Portfolio Company	Tenant	Lease Expiration Date	Location	Total Square Feet	Fair Value as of March 31, 2018

				(in thousands)	(in thousands)
NM GLCR LLC	Artic Glacier U.S.A.	2/28/2038	Los Angeles, CA/ San Diego, CA/ Bakersfield, CA/ East Bay, CA	214	$14,750
NM CLFX LP	Victor Equipment Company	08/31/2033	Denton, TX	423	12,538
NM KRLN LLC	Kirlin Group, LLC	6/30/2029	Rockville, MD	95	8,328
NM APP Canada Corp.	A.P. Plasman, Inc.	9/30/2031	Ontario, Canada	436	8,234
NM DRVT LLC	FMH Conveyors, LLC	10/31/2031	Jonesboro, AR	195	5,446
NM APP US LLC	Plasman Corp, LLC / A-Brite LP	9/30/2033	Fort Payne, AL/Cleveland, OH	261	5,206
NM JRA LLC	J.R. Automation Technologies, LLC	1/31/2031	Holland, MI	88	2,215

					$56,717

Collateralized agreements or repurchase financings

          We follow the guidance in Accounting Standards Codification Topic 860, Transfers and Servicing — Secured Borrowing and Collateral, ("ASC 860") when accounting for transactions involving the purchases of securities under collateralized agreements to resell (resale agreements). These transactions are treated as collateralized financing transactions and are recorded at their contracted resale or repurchase amounts, as specified in the respective agreements. Interest on collateralized agreements is accrued and recognized over the life of the transaction and included in interest income. As of March 31, 2018 and December 31, 2017, we held one collateralized agreement to resell with a cost basis of $30.0 million and $30.0 million, respectively, and a carrying value of $25.2 million and $25.2 million, respectively. The collateralized agreement to resell is guaranteed by a private hedge fund. The private hedge fund is currently in liquidation under the laws of the Cayman Islands. Pursuant to the terms of the collateralized agreement, the private hedge fund was obligated to repurchase the collateral from us at the par value of the collateralized agreement. The private hedge fund has breached its agreement to repurchase the collateral under the collateralized agreement. A claim has been filed with the Cayman Islands joint official liquidators to resolve this matter.

Revenue Recognition

          Sales and paydowns of investments:    Realized gains and losses on investments are determined on the specific identification method.

          Interest and dividend income:    Interest income, including amortization of premium and discount using the effective interest method, is recorded on the accrual basis and periodically assessed for collectability. Interest income also includes interest earned from cash on hand. Upon the prepayment of a loan or debt security, any prepayment penalties are recorded as part of interest income. We have loans and certain preferred equity investments in the portfolio that contain a payment-in-kind ("PIK") interest or dividend provision. PIK interest and dividends are accrued and recorded as income at the contractual rates, if deemed collectible. The PIK interest and dividends are added to the principal or share balances on the capitalization dates and generally due at maturity or when redeemed by the issuer. The PIK interest and dividends are added to the principal or share balances on the capitalization dates and are generally due at maturity or when redeemed by the issuer. For the three months ended March 31, 2018 and March 31, 2017, we recognized PIK and non-cash interest from investments of $1.7 million and $0.9 million, respectively, and PIK and non-cash dividends from investments of $6.8 million and $1.5 million, respectively.

          Dividend income on common equity is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded portfolio companies. Dividend income on preferred securities is recorded as dividend income on an accrual basis to the extent that such amounts are deemed collectible.

          Non-accrual income:    Investments are placed on non-accrual status when principal or interest payments are past due for 30 days or more and when there is reasonable doubt that principal or interest will be collected. Accrued cash and un-capitalized PIK interest or dividends are reversed when an investment is placed on non-accrual status. Previously capitalized PIK interest or dividends are not reversed when an investment is placed on non-accrual status. Interest or dividend payments received on non-accrual investments may be recognized as income or applied to principal depending upon management's judgment of the ultimate outcome. Non-accrual investments are restored to accrual status when past due principal and interest is paid and, in management's judgment, are likely to remain current.

          Other income:    Other income represents delayed compensation, consent or amendment fees, revolver fees, structuring fees, upfront fees, management fees from a non-controlled/affiliated investment and other miscellaneous fees received and are typically non-recurring in nature. Delayed compensation is income earned from counterparties on trades that do not settle within a set number of business days after trade date. Other income may also include fees from bridge loans. We may from time to time enter into bridge financing commitments, an obligation to provide interim financing to a counterparty until permanent credit can be obtained. These commitments are short-term in nature and may expire unfunded. A fee is received for providing such commitments. Structuring fees and upfront fees are recognized as income when earned, usually when paid at the closing of the investment, and are non-refundable.

Monitoring of Portfolio Investments

          We monitor the performance and financial trends of our portfolio companies on at least a quarterly basis. We attempt to identify any developments within the portfolio company, the industry or the macroeconomic environment that may alter any material element of our original investment strategy.

          We use an investment rating system to characterize and monitor the credit profile and expected level of returns on each investment in the portfolio. We use a four-level numeric rating scale as follows:

  •
  Investment Rating 1 — Investment is performing materially above expectations;

  •
  Investment Rating 2 — Investment is performing materially in-line with expectations. All new loans are rated 2 at initial purchase;

  •
  Investment Rating 3 — Investment is performing materially below expectations and while significant loss is not expected, the risk of loss has increased since the original investment; and

  •
  Investment Rating 4 — Investment is performing substantially below expectations and risks have increased substantially since the original investment. Payments may be delinquent. There is meaningful possibility that we will not recoup our original cost basis in the investment and may realize a substantial loss upon exit.

The following table shows the distribution of our investments on the 1 to 4 investment rating scale at fair value as of March 31, 2018:

(in millions)	March 31, 2018

Investment Rating	Fair Value	Percent

Investment Rating 1	$172.2	8.7%
Investment Rating 2	1,805.2	91.3%
Investment Rating 3	—	—%
Investment Rating 4	0.5	—%

	$1,977.9	100.0%

          As of March 31, 2018, all investments in our portfolio had an Investment Rating of 1 or 2 with the exception of two portfolio companies that had an Investment Rating of 4.

          During the first quarter of 2018, we placed our first lien positions in Education Management II LLC on non-accrual status as the portfolio company announced its intention to wind down and liquidate the business. Our first lien positions and our preferred and commons shares in Education Management Corporation ("EDMC") have an investment rating of 4. As of March 31, 2018, our investments in EDMC had an aggregate cost basis of $1.5 million, an aggregate fair value of $0.1 million and total unearned interest income of less than $0.1 million for the three months then ended.

          Our preferred shares and warrants in Ancora Acquisition LLC ("Ancora") have an investment rating of 4. As of March 31, 2018, our investments in Ancora had an aggregate cost basis of $0.1 million and an aggregate fair value of $0.4 million.

Portfolio and Investment Activity

          The fair value of our investments was approximately $1,977.9 million in 89 portfolio companies at March 31, 2018 and approximately $1,825.7 million in 84 portfolio companies at December 31, 2017.

          The following table shows our portfolio and investment activity for the three months ended March 31, 2018 and March 31, 2017:

	Three Months Ended

(in millions)	March 31, 2018	March 31, 2017

New investments in 21 and 24 portfolio companies, respectively	$237.8	$349.4
Debt repayments in existing portfolio companies	84.0	99.1
Sales of securities in 1 and 8 portfolio companies, respectively	3.1	34.7
Change in unrealized appreciation on 22 and 42 portfolio companies, respectively	5.0	13.3
Change in unrealized depreciation on 61 and 32 portfolio companies, respectively	(7.2)	(7.1)

Recent Accounting Standards Updates

          In January 2016, the FASB issued Accounting Standards Update No. 2016-01, Financial Instruments — Overall Subtopic 825-10 — Recognition and Measurement of Financial Assets and Financial Liabilities ("ASU 2016-01"). ASU 2016-01 amends certain aspects of recognition, measurement, presentation and disclosure of financial assets and liabilities. ASU 2016-01 is effective for financial statements issued for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years. The new guidance must be applied by means of a cumulative-effect adjustment to the balance sheet as of the beginning of the fiscal year of adoption. The amendments related to equity securities without readily determinable fair values (including disclosure requirements) should be applied prospectively to equity investments that exist as of the date of adoption of ASU 2016-01. The adoption of ASU 2016-01 is not expected to have a material impact on our consolidated financial statements and disclosures.

Results of Operations for the Three Months Ended March 31, 2018 and March 31, 2017

Revenue

	Three Months Ended

(in thousands)	March 31, 2018	March 31, 2017

Interest income	$36,739	$33,998
Total dividend income	12,357	6,733
Other income	3,793	2,576

Total investment income	$52,889	$43,307

          Our total investment income increased by approximately $9.6 million for the three months ended March 31, 2018 as compared to the three months ended March 31, 2017. For the three months ended March 31, 2018, total investment income of $52.9 million consisted of approximately $32.8 million in cash interest from investments, approximately $1.7 million in PIK and non-cash interest from investments, approximately $1.3 million in prepayment fees, net amortization of purchase premiums and discounts of approximately $0.9 million, approximately $5.6 million in cash dividends from investments, $6.8 million in PIK and non-cash dividends from investments and approximately $3.8 million in other income. The 22% increase in total investment income primarily results from increased interest income due to rising LIBOR rates and prepayment fees from three different portfolio companies. The increase in dividend income of approximately $5.6 million during the three months ended March 31, 2018 as compared to the three months ended March 31, 2017 was attributable to PIK and non-cash dividend income from five equity positions. The increase of approximately $1.2 million of other income during the three months ended March 31, 2018, which represents fees that are generally non-recurring in nature, was primarily attributable to upfront, amendment and consent fees from twelve different portfolio companies.

Operating Expenses

	Three Months Ended

(in thousands)	March 31, 2018	March 31, 2017

Management fee	$8,692	$7,614
Less: management fee waiver	(1,322)	(1,356)

Total management fee	7,370	6,258
Incentive fee	6,434	5,408
Less: incentive fee waiver	—	(1,800)

Total incentive fee	6,434	3,608
Interest and other financing expenses	11,290	8,376
Professional fees	694	850
Administrative expenses	939	708
Other general and administrative expenses	410	466

Total expenses	27,137	20,266
Less: expenses waived and reimbursed	—	(470)

Net expenses before income taxes	27,137	19,796
Income tax expense	16	80

Net expenses after income taxes	$27,153	$19,876

          Our total net operating expenses increased by approximately $7.3 million for the three months ended March 31, 2018 as compared to the three months ended March 31, 2017. Our management fee increased by approximately $1.1 million, net of a management fee waiver, and our incentive fees increased by approximately $2.8 million, net of an incentive fee waiver, for the three months ended March 31, 2018 as compared to the three months ended March 31, 2017. The increase in management fees and incentive fees from the three months ended March 31, 2017 to the three months ended March 31, 2018 was attributable to larger invested balances, driven by the proceeds from our April 2017 primary offering of our common stock, our unsecured notes issuances, our January 2018 unsecured notes issuance and our use of leverage from our revolving credit facilities and SBA-guaranteed debentures to originate new investments. Additionally, no incentive fees were waived for the three months ended March 31, 2018 as compared to an incentive fee waiver of $1.8 million for the three months ended March 31, 2017.

          Interest and other financing expenses increased by approximately $2.9 million during the three months ended March 31, 2018 as compared to the three months ended March 31, 2017, primarily due to our issuances of unsecured notes and higher drawn balances on our SBA-guaranteed debentures and NMFC Credit Facility (as defined below). Our total professional fees, total administrative expenses and total other general and administrative expenses remained relatively flat for the three months ended March 31, 2018 as compared to the three months ended March 31, 2017.

Net Realized Gains (Losses) and Net Change in Unrealized Appreciation (Depreciation)

	Three Months Ended

(in thousands)	March 31, 2018	March 31, 2017

Net realized gains on investments	$206	$826
Net change in unrealized (depreciation) appreciation of investments	(2,168)	6,205
Net change in unrealized (depreciation) appreciation securities purchased under collateralized agreements to resell	(12)	(800)
Benefit for taxes	82	755

Net realized and unrealized gains (losses)	$(1,892)	$6,986

          Our net realized gains and unrealized losss resulted in a net loss of approximately $1.9 million for the three months ended March 31, 2018 compared to net realized and unrealized gains resulting in a net gain of approximately $7.0 million for the same period in 2017. As movement in unrealized appreciation or depreciation can be the result of realizations, we look at net realized and unrealized gains or losses together. The net loss for the three months ended March 31, 2018 was primarily driven by the overall decrease in the market prices of our investments during the period. The benefit for income taxes was attributable to equity investments that are held as of March 31, 2018 in three of our corporate subsidiaries. The net gain for the three months ended March 31, 2017 was primarily driven by the overall increase in the market prices of our investments during the period.

Results of Operations for the Years Ended December 31, 2017, December 31, 2016 and December 31, 2015

Revenue

	Year Ended December 31,

(in thousands)	2017	2016	2015

Interest income	$149,800	$147,425	$140,074
Total dividend income	37,250	11,200	5,771
Other income	10,756	9,459	8,010

Total investment income	$197,806	$168,084	$153,855

          Our total investment income increased by approximately $29.7 million for the year ended December 31, 2017 as compared to the year ended December 31, 2016. The 18% increase in total investment income results in part from an increase in interest income of approximately $2.4 million from the year ended December 31, 2016 to the year ended December 31, 2017, which is attributable to larger invested balances and prepayment fees received associated with the early repayments of eleven different portfolio companies held as of December 31, 2016. Our larger invested balances were driven by the proceeds from the April 2017 primary offering of our common stock, our June 2017 unsecured notes issuance, as well as, our use of leverage from our revolving credit facilities and SBA-guaranteed debentures to originate new investments. The increase in dividend income of approximately $26.1 million during the year ended December 31, 2017 as compared to the year ended December 31, 2016 was primarily attributable to distributions from our investments in SLP II and NMNLC and PIK and non-cash dividend income from five equity positions. The increase in other income, which represents fees that are generally non-recurring in nature, of approximately $1.3 million during the year ended December 31, 2017 as compared to the year ended December 31, 2016 was primarily attributable to structuring, upfront, amendment, consent, bridge and commitment fees received from 46 different portfolio companies.

          Our total investment income increased by approximately $14.2 million for the year ended December 31, 2016 as compared to the year ended December 31, 2015. The 9% increase in total investment income primarily results from an increase in interest income of approximately $7.4 million from the year ended December 31, 2015 to the year ended December 31, 2016, which is attributable to larger invested balances and prepayment fees received associated with the early repayments of nine different portfolio companies held as of December 31, 2015. Our larger invested balances were driven by the proceeds from the October 2016 primary offering of our common stock, our May 2016 and September 2016 unsecured notes issuances and our September 2016 convertible notes issuance, as well as, our use of leverage from our revolving credit facilities and SBA-guaranteed debentures to originate new investments. The increase in dividend income of approximately $5.4 million during the year ended December 31, 2016 as compared to the year ended December 31, 2015 was primarily attributable to distributions from our investments in SLP I, SLP II and NMNLC and PIK dividend income from an equity position. The increase in other income, which represents fees that are generally non-recurring in nature, of approximately $1.4 million during the year ended December 31, 2016 as compared to the year ended December 31, 2015 was primarily attributable to structuring, upfront, amendment, consent and commitment fees received from 28 different portfolio companies and management fees from a non-controlled/affiliated portfolio company and a controlled portfolio company.

Operating Expenses

	Year Ended December 31,

(in thousands)	2017	2016	2015

Management fee	$32,694	$27,551	$25,858
Less: management fee waiver	(5,642)	(4,824)	(5,219)

Total management fee	27,052	22,727	20,639
Incentive fee	25,101	22,011	20,591
Less: incentive fee waiver	(1,800)	—	—

Total incentive fee	23,301	22,011	20,591
Interest and other financing expenses	37,094	28,452	23,374
Professional fees	3,658	3,087	3,214
Administrative fees	2,779	2,683	2,450
Other general and administrative expenses	1,636	1,589	1,665

Total expenses	95,520	80,549	71,933

Less: expenses waived and reimbursed	(474)	(725)	(733)

Net expenses before income taxes	95,046	79,824	71,200
Income tax expense	556	152	160

Net expenses after income taxes	$95,602	$79,976	$71,360

          Our total net operating expenses increased by approximately $15.6 million for the year ended December 31, 2017 as compared to the year ended December 31, 2016. Our management fee increased by approximately $4.3 million, net of a management fee waiver, and incentive fees increased by approximately $1.3 million, net of an incentive fee waiver, for the year ended December 31, 2017 as compared to the year ended December 31, 2016. The increase in management fee and incentive fee from the year ended December 31, 2016 to the year ended December 31, 2017 was attributable to larger invested balances, driven by the proceeds from our April 2017 primary offering of our common stock, our unsecured notes issuances and our use of leverage from our revolving credit facilities and SBA-guaranteed debentures to originate new investments. No capital gains incentive fee was accrued for the year ended December 31, 2017.

          Interest and other financing expenses increased by approximately $8.6 million during the year ended December 31, 2017, primarily due to our issuance of our unsecured notes, higher drawn balances on our SBA-guaranteed debentures and an increase in LIBOR rates. Our total professional fees, total administrative expenses, net of expenses waived and reimbursed, and total other general and administrative expenses remained relatively flat for the year ended December 31, 2017 as compared to the year ended December 31, 2016.

          Our total net operating expenses increased by approximately $8.6 million for the year ended December 31, 2016 as compared to the year ended December 31, 2015. Our management fee increased by approximately $2.1 million, net of a management fee waiver, and incentive fees increased by approximately $1.4 million for the year ended December 31, 2016 as compared to the year ended December 31, 2015. The increase in management fee and incentive fee from the year ended December 31, 2015 to the year ended December 31, 2016 was attributable to larger invested balances, driven by the proceeds from the October 2016 primary offering of our common stock, our May 2016 and September 2016 unsecured notes issuances and our September 2016 convertible notes issuance and our use of leverage from our revolving credit facilities and SBA-guaranteed debentures to originate new investments. No capital gains incentive fee was accrued for the year ended December 31, 2016.

          Interest and other financing expenses increased by approximately $5.1 million during the year ended December 31, 2016, primarily due to our issuance of our unsecured notes and additional issuance of our convertible notes and higher drawn balances on our SBA-guaranteed debentures and NMFC Credit Facility (as defined below). Our total professional fees, total administrative expenses, net of expenses waived and reimbursed, and total other general and administrative expenses remained relatively flat for the year ended December 31, 2016 as compared to the year ended December 31, 2015.

Net Realized Gains (Losses) and Net Change in Unrealized Appreciation (Depreciation)

	Year Ended December 31,

(in thousands)	2017	2016	2015

Net realized losses on investments	$(39,734)	$(16,717)	$(12,789)
Net change in unrealized appreciation (depreciation) of investments	50,794	40,131	(35,272)
Net change in unrealized (depreciation) appreciation of securities purchased under collateralized agreements to resell	(4,006)	(486)	(296)
Benefit (provision) for taxes	140	642	(1,183)

Net realized and unrealized gains (losses)	$7,194	$23,570	$(49,540)

          Our net realized losses and unrealized gains resulted in a net gain of approximately $7.2 million for the year ended December 31, 2017 compared to the net realized losses and unrealized gains resulting in a net gain of approximately $23.6 million for the same period in 2016. As movement in unrealized appreciation or depreciation can be the result of realizations, we look at net realized and unrealized gains or losses together. The net gain for the year ended December 31, 2017 was primarily driven by the overall increase in the market prices of our investments during the period. With the completion of the Transtar and Sierra restructurings in April 2017 and July 2017, respectively, $27.6 million and $14.5 million, respectively, of previously recorded unrealized depreciation related to these investments were realized during the year ended December 31, 2017. The benefit for income taxes was primarily attributable to equity investments that are held in three of our corporate subsidiaries as of December 31, 2017.

          Our net realized losses and unrealized gains resulted in a net gain of approximately $23.6 million for the year ended December 31, 2016 compared to the net realized and unrealized losses resulting in a net loss of approximately $49.5 million for the same period in 2015. As movement in unrealized appreciation or depreciation can be the result of realizations, we look at net realized and unrealized gains or losses together. The net gain for the year ended December 31, 2016 was primarily driven by the overall increase in the market prices of our investments during the period and sales or repayments of investments with fair values in excess of December 31, 2015 valuations, resulting in net realized gains being greater than the reversal of the cumulative net unrealized gains for those investments. The net gain was offset by a $17.9 million realized loss on an investment resulting from the modification of terms on a portfolio company that was accounted for as an extinguishment. The benefit for income taxes was primarily attributable to equity investments that are held in three of our corporate subsidiaries as of December 31, 2016.

          The net loss for the year ended December 31, 2015 was primarily driven by the overall decrease in the market prices of our investments during the period and $29.7 million of realized losses on investments resulting from the modification of terms on three portfolio companies that were accounted for as extinguishments. These losses were partially offset by sales or repayments of investments with fair values in excess of December 31, 2014 valuations, resulting in net realized gains being greater than the reversal of the cumulative net unrealized gains for those investments which included the sale of two portfolio companies resulting in realized gains of approximately $14.2 million. The provision for income taxes was primarily attributable to equity investments that are held in three of our corporate subsidiaries as of December 31, 2015.

Liquidity and Capital Resources

          The primary use of existing funds and any funds raised in the future is expected to be for repayment of indebtedness, investments in portfolio companies, cash distributions to our stockholders or for other general corporate purposes.

          Since our IPO, and through March 31, 2018, we raised approximately $614.6 million in net proceeds from additional offerings of our common stock.

          Our liquidity is generated and generally available through advances from the revolving credit facilities, from cash flows from operations, and, we expect, through periodic follow-on equity offerings. In addition, we may from time to time enter into additional debt facilities, increase the size of existing facilities or issue additional debt securities, including unsecured debt and/or debt securities convertible into common stock. Any such incurrence or issuance would be subject to prevailing market conditions, our liquidity requirements, contractual and regulatory restrictions and other factors. In accordance with the 1940 Act, with certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage, calculated pursuant to the 1940 Act, is at least 150.0%, are met after such borrowing.

          At March 31, 2018 and December 31, 2017, we had cash and cash equivalents of approximately $29.6 million and $34.9 million, respectively. Our cash used in operating activities during the three months ended March 31, 2018 and March 31, 2017 was approximately $83.8 million and $141.8 million, respectively. We expect that all current liquidity needs will be met with cash flows from operations and other activities.

Borrowings

          Holdings Credit Facility — On December 18, 2014, we entered into the Second Amended and Restated Loan and Security Agreement, among us, as the Collateral Manager, NMF Holdings, as the Borrower, Wells Fargo Securities, LLC, as the Administrative Agent and Wells Fargo Bank, National Association, as the Lender and Collateral Custodian, which is structured as a revolving credit facility and matures on December 18, 2019. On October 24, 2017 we entered into the Third Amended and Restated Loan and Security Agreement (the "Holdings Credit Facility"), among us as the Collateral Manager, NMF Holdings as the Borrower and Wells Fargo Bank, National Association as the Administrative Agent and Collateral Custodian, which extended the maturity date to October 24, 2022.

          The maximum amount of revolving borrowings available under the Holdings Credit Facility is $495.0 million. Under the Holdings Credit Facility, NMF Holdings is permitted to borrow up to 25.0%, 45.0% or 70.0% of the purchase price of pledged assets, subject to approval by Wells Fargo Bank, National Association as Administrative Agent. The Holdings Credit Facility is non-recourse to us and is collateralized by all of the investments of NMF Holdings on an investment by investment basis. All fees associated with the origination or upsizing of the Holdings Credit Facility are capitalized on our Consolidated Statement of Assets and Liabilities and charged against income as other financing expenses over the life of the Holdings Credit Facility. The Holdings Credit Facility contains certain customary affirmative and negative covenants and events of default. In addition, the Holdings Credit Facility requires us to maintain a minimum asset coverage ratio. The covenants are generally not tied to mark to market fluctuations in the prices of NMF Holdings investments, but rather to the performance of the underlying portfolio companies.

          The Holdings Credit Facility bears interest at a rate of LIBOR plus 1.75% per annum for Broadly Syndicated Loans (as defined in the Loan and Security Agreement) and LIBOR plus 2.50% per annum for all other investments. Effective April 1, 2018, the Holdings Credit Facility will bear interest at a rate of LIBOR plus 1.75% per annum for Broadly Syndicated Loans (as defined in the Loan and Security Agreement) and LIBOR plus 2.25% per annum for all other investments. The Holdings Credit Facility also charges a non-usage fee, based on the unused facility amount multiplied by the Non-Usage Fee Rate (as defined in the Loan and Security Agreement).

          The following table summarizes the interest expense, non-usage fees and amortization of financing costs incurred on the Holdings Credit Facility for the three months ended March 31, 2018 and March 31, 2017.

	Three Months Ended

(in millions)	March 31, 2018	March 31, 2017

Interest expense	$3.1	$2.7
Non-usage fee	$0.2	$0.2
Amortization of financing costs	$0.6	$0.4
Weighted average interest rate	3.9%	3.1%
Effective interest rate	5.0%	3.9%
Average debt outstanding	$322.9	$346.0

          As of March 31, 2018 and December 31, 2017, the outstanding balance on the Holdings Credit Facility was $355.7 million and $312.4 million, respectively, and NMF Holdings was in compliance with the applicable covenants in the Holdings Credit Facility on such dates.

          NMFC Credit Facility — The Senior Secured Revolving Credit Agreement, as amended (together with the related guarantee and security agreement, the "NMFC Credit Facility"), dated June 4, 2014, among us, as the Borrower, Goldman Sachs Bank USA, as the Administrative Agent and Collateral Agent, and Goldman Sachs Bank USA, Morgan Stanley Bank, N.A. and Stifel Bank & Trust, as Lenders, is structured as a senior secured revolving credit facility and matures on June 4, 2019. On February 27, 2018, we entered into an amendment to the NMFC Credit Facility which extended the maturity date to June 4, 2022. The NMFC Credit Facility is guaranteed by certain of our domestic subsidiaries and proceeds from the NMFC Credit Facility may be used for general corporate purposes, including the funding of portfolio investments.

          As of March 31, 2018, the maximum amount of revolving borrowings available under the NMFC Credit Facility was $150.0 million. We are permitted to borrow at various advance rates depending on the type of portfolio investment as outlined in the Senior Secured Revolving Credit Agreement. All fees associated with the origination of the NMFC Credit Facility are capitalized on our Consolidated Statement of Assets and Liabilities and charged against income as other financing expenses over the life of the NMFC Credit Facility. The NMFC Credit Facility contains certain customary affirmative and negative covenants and events of default, including certain financial covenants related to asset coverage and liquidity and other maintenance covenants.

          The NMFC Credit Facility generally bears interest at a rate of LIBOR plus 2.50% per annum or the prime rate plus 1.50% per annum, and charges a commitment fee, based on the unused facility amount multiplied by 0.375% per annum (as defined in the Senior Secured Revolving Credit Agreement).

          The following table summarizes the interest expense, non-usage fees and amortization of financing costs incurred on the NMFC Credit Facility for the three months ended March 31, 2018 and March 31, 2017.

	Three Months Ended

(in millions)	March 31, 2018	March 31, 2017

Interest expense	$0.9	$0.3
Non-usage fee	$0.1	$0.1
Amortization of financing costs	$0.1	$0.1
Weighted average interest rate	4.2%	3.3%
Effective interest rate	5.1%	5.5%
Average debt outstanding	$81.7	$34.7

          As of March 31, 2018 and December 31, 2017, the outstanding balance on the NMFC Credit Facility was $95.0 million and $122.5 million, respectively, and NMFC was in compliance with the applicable covenants in the NMFC Credit Facility on such dates.

          Convertible Notes — On June 3, 2014, we closed a private offering of $115.0 million aggregate principal amount of unsecured convertible notes (the "Convertible Notes"), pursuant to an indenture, dated June 3, 2014 (the "Indenture"). The Convertible Notes were issued in a private placement only to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"). As of June 3, 2015, the restrictions under Rule 144A under the Securities Act were removed, allowing the Convertible Notes to be eligible and freely tradable without restrictions for resale pursuant to Rule 144(b)(1) under the Securities Act. On September 30, 2016, we closed a public offering of an additional $40.3 million aggregate principal amount of the Convertible Notes. These additional Convertible Notes constitute a further issuance of, rank equally in right of payment with, and form a single series with the $115.0 million aggregate principal amount of Convertible Notes that we issued on June 3, 2014.

          The Convertible Notes bear interest at an annual rate of 5.0%, payable semi-annually in arrears on June 15 and December 15 of each year, which commenced on December 15, 2014. The Convertible Notes will mature on June 15, 2019 unless earlier converted or repurchased at the holder's option.

          The following table summarizes certain key terms related to the convertible features of our Convertible Notes as of March 31, 2018.

March 31, 2018

Initial conversion premium	12.5%
Initial conversion rate(1)	62.7746
Initial conversion price	$15.93
Conversion premium at March 31, 2018	11.7%
Conversion rate at March 31, 2018(1)(2)	63.2794
Conversion price at March 31, 2018(2)(3)	$15.80
Last conversion price calculation date	June 3, 2017

(1)
Conversion rates denominated in shares of common stock per $1.0 thousand principal amount of the Convertible Notes converted.

(2)
Represents conversion rate and conversion price, as applicable, taking into account certain de minimis adjustments that will be made on the conversion date.

(3)
The conversion price in effect at March 31, 2018 was calculated on the last anniversary of the issuance and will be calculated again on the next anniversary, unless the exercise price shall have changed by more than 1.0% before the anniversary.

          The conversion rate will be subject to adjustment upon certain events, such as stock splits and combinations, mergers, spin-offs, increases in distributions in excess of $0.34 per share per quarter and certain changes in control. Certain of these adjustments, including adjustments for increases in distributions, are subject to a conversion price floor of $14.05 per share. In no event will the total number of shares of common stock issuable upon conversion exceed 71.1893 per $1.0 thousand principal amount of the Convertible Notes. We have determined that the embedded conversion option in the Convertible Notes is not required to be separately accounted for as a derivative under GAAP.

          The Convertible Notes are unsecured obligations and rank senior in right of payment to our existing and future indebtedness that is expressly subordinated in right of payment to the Convertible Notes; equal in right of payment to our existing and future unsecured indebtedness that is not so subordinated; effectively junior in right of payment to any of our secured indebtedness (including existing unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries and financing vehicles. The issuance is considered part of the if-converted method for calculation of diluted earnings per share.

          We may not redeem the Convertible Notes prior to maturity. No sinking fund is provided for the Convertible Notes. In addition, if certain corporate events occur, holders of the Convertible Notes may require us to repurchase for cash all or part of their Convertible Notes at a repurchase price equal to 100.0% of the principal amount of the Convertible Notes to be repurchased, plus accrued and unpaid interest through, but excluding, the repurchase date.

          The Indenture contains certain covenants, including covenants requiring us to provide financial information to the holders of the Convertible Note and the Trustee if we cease to be subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). These covenants are subject to limitations and exceptions that are described in the Indenture.

          The following table summarizes the interest expense, amortization of financing costs and amortization of premium incurred on the Convertible Notes for the three months ended March 31, 2018 and March 31, 2017.

	Three Months Ended

(in millions)	March 31, 2018		March 31, 2017

Interest expense	$1.9		$1.9
Amortization of financing costs	$0.3		$0.3
Amortization of premium	$—	(1)	$—	(1)
Effective interest rate	5.8%		5.8%
Average debt outstanding	$155.3		$155.3

(1)
For the three months ended March 31, 2018 and March 31, 2017, the total amortization of premium was less than $50 thousand.

          As of March 31, 2018 and December 31, 2017, the outstanding balance on the Convertible Notes was $155.3 million and $155.3 million, respectively, and NMFC was in compliance with the terms of the Indenture on such dates.

          Unsecured Notes — On May 6, 2016, we issued $50.0 million in aggregate principal amount of five-year unsecured notes that mature on May 15, 2021 (the "2016 Unsecured Notes"), pursuant to a note purchase agreement, dated May 4, 2016, to an institutional investor in a private placement. On September 30, 2016, we entered into an amended and restated note purchase agreement (the "NPA") and issued an additional $40.0 million in aggregate principal amount of 2016 Unsecured Notes to institutional investors in a private placement. On June 30, 2017, we issued $55.0 million in aggregate principal amount of five-year unsecured notes that mature on July 15, 2022 (the "2017A Unsecured Notes"), pursuant to the NPA and a supplement to the NPA. On January 30, 2018, we issued $90.0 million in aggregate principal amount of five year unsecured notes that mature on January 30, 2023 (the "2018A Unsecured Notes" and together with the 2016 Unsecured Notes and 2017A Unsecured Notes, the "Unsecured Notes") pursuant to the NPA and a second supplement to the NPA. The NPA provides for future issuances of Unsecured Notes in separate series or tranches. The Unsecured Notes are equal in priority with our other unsecured indebtedness, including our Convertible Notes.

          The 2016 Unsecured Notes bear interest at an annual rate of 5.313%, payable semi-annually on May 15 and November 15 of each year, which commenced on November 15, 2016. The 2017A Unsecured Notes bear interest at an annual rate of 4.760%, payable semi-annually on January 15 and July 15 of each year, which commenced on January 15, 2018. The 2018A Unsecured Notes bear interest at an annual rate of 4.87%, payable semi-annually on February 15 and August 15 of each year, which commences on August 15, 2018. These interest rates are subject to increase in the event that: (i) subject to certain exceptions, the Unsecured Notes or we cease to have an investment grade rating or (ii) the aggregate amount of our unsecured debt falls below $150.0 million. In each such event, we have the option to offer to prepay the Unsecured Notes at par, in which case holders of the Unsecured Notes who accept the offer would not receive the increased interest rate. In addition, we are obligated to offer to prepay the Unsecured Notes at par if the Investment Adviser, or an affiliate thereof, ceases to be our investment adviser or if certain change in control events occur with respect to the Investment Adviser.

          The NPA contains customary terms and conditions for unsecured notes issued in a private placement, including, without limitation, an option to offer to prepay all or a portion of the Unsecured Notes at par (plus a make-whole amount, if applicable), affirmative and negative covenants such as information reporting, maintenance of our status as a BDC under the 1940 Act and a RIC under the Code, minimum stockholders' equity, minimum asset coverage ratio, and prohibitions on certain fundamental changes at NMFC or any subsidiary guarantor, as well as customary events of default with customary cure and notice, including, without limitation, nonpayment, misrepresentation in a material respect, breach of covenant, cross-default under other indebtedness of NMFC or certain significant subsidiaries, certain judgments and orders, and certain events of bankruptcy.

          The following table summarizes the interest expense and amortization of financing costs incurred on the Unsecured Notes for the three months ended March 31, 2018 and March 31, 2017.

	Three Months Ended

(in millions)	March 31, 2018	March 31, 2017

Interest expense	$2.6	$1.2
Amortization of financing costs	$0.2	$0.1
Weighted average interest rate	5.1%	5.3%
Effective interest rate	5.4%	5.8%
Average debt outstanding	$206.0	$90.0

          As of March 31, 2018 and December 31, 2017, the outstanding balance on the Unsecured Notes was $235.0 million and $145.0 million, respectively, and we were in compliance with the terms of the NPA.

          SBA-guaranteed debentures — On August 1, 2014 and August 25, 2017, SBIC I and SBIC II received SBIC licenses from the SBA to operate as SBICs.

          The SBIC license allows SBICs to obtain leverage by issuing SBA-guaranteed debentures, subject to the issuance of a capital commitment by the SBA and other customary procedures. SBA-guaranteed debentures are non-recourse to us, interest only debentures with interest payable semi-annually and have a ten year maturity. The principal amount of SBA-guaranteed debentures is not required to be paid prior to maturity but may be prepaid at any time without penalty. The interest rate of SBA-guaranteed debentures is fixed on a semi-annual basis at a market-driven spread over U.S. Treasury Notes with ten year maturities. The SBA, as a creditor, will have a superior claim to the assets of SBIC I and SBIC II over our stockholders in the event SBIC I and SBIC are liquidated or the SBA exercises remedies upon an event of default.

          The maximum amount of borrowings available under current SBA regulations for a single licensee is $150.0 million as long as the licensee has at least $75.0 million in regulatory capital, receives a capital commitment from the SBA and has been through an examination by the SBA subsequent to licensing.

          As of March 31, 2018 and December 31, 2017, SBIC I had regulatory capital of $75.0 million and $75.0 million, respectively, and SBA-guaranteed debentures outstanding of $150.0 million and $150.0 million, respectively. As of March 31, 2018 and December 31, 2017, SBIC II had regulatory capital of $2.5 million and $2.5 million, respectively, and no SBA-guaranteed debentures outstanding. The SBA-guaranteed debentures incur upfront fees of 3.425%, which consists of a 1.00% commitment fee and a 2.425% issuance discount, which are amortized over the life of the

SBA-guaranteed debentures. The following table summarizes our SBA-guaranteed debentures as of March 31, 2018.

(in millions) Issuance Date	Maturity Date	Debenture Amount	Interest Rate	SBA Annual Charge

Fixed SBA-guaranteed debentures:
March 25, 2015	March 1, 2025	$37.5	2.517%	0.355%
September 23, 2015	September 1, 2025	37.5	2.829%	0.355%
September 23, 2015	September 1, 2025	28.8	2.829%	0.742%
March 23, 2016	March 1, 2026	13.9	2.507%	0.742%
September 21, 2016	September 1, 2026	4.0	2.051%	0.742%
September 20, 2017	September 1, 2027	13.0	2.518%	0.742%
March 21, 2018	March 1, 2028	15.3	3.187%	0.742%

Total SBA-guaranteed debentures		$150.0

          Prior to pooling, the SBA-guaranteed debentures bear interest at an interim floating rate of LIBOR plus 0.30%. Once pooled, which occurs in March and September each year, the SBA-guaranteed debentures bear interest at a fixed rate that is set to the current 10-year treasury rate plus a spread at each pooling date.

          The following table summarizes the interest expense and amortization of financing costs incurred on the SBA-guaranteed debentures for the three months ended March 31, 2018 and March 31, 2017.

	Three Months Ended

(in millions)	March 31, 2018	March 31, 2017

Interest expense	$1.2	$1.0
Amortization of financing costs	$0.1	$0.1
Weighted average interest rate	3.1%	3.2%
Effective interest rate	3.5%	3.5%
Average debt outstanding	$150.0	$121.7

          The SBIC program is designed to stimulate the flow of private investor capital into eligible smaller businesses, as defined by the SBA. Under SBA regulations, SBICs are subject to regulatory requirements, including making investments in SBA-eligible businesses, investing at least 25.0% of its investment capital in eligible small businesses, as defined under the 1958 Act, placing certain limitations on the financing terms of investments, regulating the types of financing, prohibiting investments in small businesses with certain characteristics or in certain industries and requiring capitalization thresholds that limit distributions to us. SBICs are subject to an annual periodic examination by an SBA examiner to determine the SBIC's compliance with the relevant SBA regulations and an annual financial audit of its financial statements that are prepared on a basis of accounting other than GAAP (such as ASC 820) by an independent auditor. As of March 31, 2018 and December 31, 2017, SBIC I and SBIC II were in compliance with SBA regulatory requirements.

Off-Balance Sheet Arrangements

          We may become a party to financial instruments with off-balance sheet risk in the normal course of business to meet the financial needs of our portfolio companies. These instruments may include commitments to extend credit and involve, to varying degrees, elements of liquidity and credit risk in excess of the amount recognized in the balance sheet. As of March 31, 2018 and December 31, 2017, we had outstanding commitments to third parties to fund investments totaling

$81.9 million and $77.4 million, respectively, under various undrawn revolving credit facilities, delayed draw commitments or other future funding commitments.

          We may from time to time enter into financing commitment letters or bridge financing commitments, which could require funding in the future. As of March 31, 2018 and December 31, 2017, we had commitment letters to purchase investments in an aggregate par amount of $24.0 million and $13.9 million, respectively. As of March 31, 2018 and December 31, 2017, we had not entered into any bridge financing commitments which could require funding in the future.

          As of March 31, 2018 we owed $12.0 million related to a settlement agreement with a trustee of Black Elk Energy Offshore Operations, LLC. We will make semi-annual payments of $3.0 million beginning in June 2018, with the final payment due in December 2019.

Contractual Obligations

          A summary of our significant contractual payment obligations as of March 31, 2018 is as follows:

	Contractual Obligations Payments Due by Period

(in millions)	Total	Less than 1 Year	1 - 3 Years	3 - 5 Years	More than 5 Years

Holdings Credit Facility(1)	$355.7	$—	$—	$355.7	$—
Unsecured Notes(2)	235.0	—	—	235.0	—
Convertible Notes(3)	155.3	—	155.3	—	—
SBA-guaranteed debentures(4)	150.0	—	—	—	150.0
NMFC Credit Facility(5)	95.0	—	—	95.0	—

Total Contractual Obligations	$991.0	$—	$155.3	$685.7	$150.0

(1)
Under the terms of the $495.0 million Holdings Credit Facility, all outstanding borrowings under that facility ($355.7 million as of March 31, 2018) must be repaid on or before October 24, 2022. As of March 31, 2018, there was approximately $139.3 million of possible capacity remaining under the Holdings Credit Facility.

(2)
$90.0 million 2016 Unsecured Notes will mature on May 15, 2021 unless earlier repurchased, $55.0 million of 2017A Unsecured Notes will mature on July 15, 2022 unless earlier repurchased and $90.0 million in 2018A Unsecured Notes will mature on January 30, 2023 unless earlier repurchased.

(3)
The $155.3 million Convertible Notes will mature on June 15, 2019 unless earlier converted or repurchased at the holder's option.

(4)
Our SBA-guaranteed debentures will begin to mature on March 1, 2025.

(5)
Under the terms of the $150.0 million NMFC Credit Facility, all outstanding borrowings under that facility ($95.0 million as of March 31, 2018) must be repaid on or before June 4, 2022. As of March 31, 2018, there was approximately $55.0 million of possible capacity remaining under the NMFC Credit Facility.

          We have entered into the Investment Management Agreement with the Investment Adviser in accordance with the 1940 Act. Under the Investment Management Agreement, the Investment Adviser has agreed to provide us with investment advisory and management services. We have agreed to pay for these services (1) a management fee and (2) an incentive fee based on our performance.

          We have also entered into the Administration Agreement with the Administrator. Under the Administration Agreement, the Administrator has agreed to arrange office space for us and provide office equipment and clerical, bookkeeping and record keeping services and other administrative services necessary to conduct our respective day-to-day operations. The Administrator has also agreed to maintain, or oversee the maintenance of, our financial records, our reports to stockholders and reports filed with the SEC.

          If any of the contractual obligations discussed above are terminated, our costs under any new agreements that are entered into may increase. In addition, we would likely incur significant time and expense in locating alternative parties to provide the services we expect to receive under the Investment Management Agreement and the Administration Agreement.

Distributions and Dividends

          Distributions declared and paid to stockholders for the three months ended March 31, 2018 totaled approximately $25.8 million.

          The following table reflects cash distributions, including dividends and returns of capital, if any, per share that have been declared by our board of directors for the two most recent fiscal years and the current fiscal year to date:

Fiscal Year Ended	Date Declared	Record Date	Payment Date	Per Share Amount(1)

December 31, 2018
First Quarter	February 21, 2018	March 15, 2018	March 29, 2018	$0.34

				$0.34

December 31, 2017
Fourth Quarter	November 2, 2017	December 15, 2017	December 28, 2017	$0.34
Third Quarter	August 4, 2017	September 15, 2017	September 29, 2017	0.34
Second Quarter	May 4, 2017	June 16, 2017	June 30, 2017	0.34
First Quarter	February 23, 2017	March 17, 2017	March 31, 2017	0.34

				$1.36

December 31, 2016
Fourth Quarter	November 4, 2016	December 15, 2016	December 29, 2016	$0.34
Third Quarter	August 2, 2016	September 16, 2016	September 30, 2016	0.34
Second Quarter	May 3, 2016	June 16, 2016	June 30, 2016	0.34
First Quarter	February 22, 2016	March 17, 2016	March 31, 2016	0.34

				$1.36

(1)
Tax characteristics of all distributions paid are reported to stockholders on Form 1099 after the end of the calendar year. For the years ended December 31, 2017 and December 31, 2016, total distributions were $100.9 million and $88.8 million, respectively, of which the distributions were comprised of approximately 71.50% and 89.46%, respectively, of ordinary income, 0.00% and 0.00%, respectively, of long-term capital gains and approximately 28.50% and 10.54%, respectively, of a return of capital. Future quarterly distributions, if any, will be determined by our board of directors.

          We intend to pay quarterly distributions to our stockholders in amounts sufficient to maintain our status as a RIC. We intend to distribute approximately all of our net investment income on a quarterly basis and substantially all of our taxable income on an annual basis, except that we may retain certain net capital gains for reinvestment.

          We maintain an "opt out" dividend reinvestment plan on behalf of our common stockholders, pursuant to which each of our stockholders' cash distributions will be automatically reinvested in additional shares of common stock, unless the stockholder elects to receive cash.

Related Parties

          We have entered into a number of business relationships with affiliated or related parties, including the following:

  •
  We have entered into the Investment Management Agreement with the Investment Adviser, a wholly-owned subsidiary of New Mountain Capital. Therefore, New Mountain Capital is entitled to any profits earned by the Investment Adviser, which includes any fees payable to the Investment Adviser under the terms of the Investment Management Agreement, less expenses incurred by the Investment Adviser in performing its services under the Investment Management Agreement.

  •
  We have entered into the Administration Agreement with the Administrator, a wholly-owned subsidiary of New Mountain Capital. The Administrator arranges our office space and provides office equipment and administrative services necessary to conduct our respective day-to-day operations pursuant to the Administration Agreement. We reimburse the Administrator for the allocable portion of overhead and other expenses incurred by it in performing its obligations to us under the Administration Agreement, which includes the fees and expenses associated with performing administrative, finance, and compliance functions, and the compensation of our chief financial officer and chief compliance officer and their respective staffs. Pursuant to the Administration Agreement and further restricted by us, the Administrator may, in its own discretion, submit to us for reimbursement some or all of the expenses that the Administrator has incurred on our behalf during any quarterly period. As a result, the amount of expenses for which we will have to reimburse the Administrator may fluctuate in future quarterly periods and there can be no assurance given as to when, or if, the Administrator may determine to limit the expenses that the Administrator submits to us for reimbursement in the future. However, it is expected that the Administrator will continue to support part of our expense burden in the near future and may decide to not calculate and charge through certain overhead related amounts as well as continue to cover some of the indirect costs. The Administrator cannot recoup any expenses that the Administrator has previously waived. For the three months ended March 31, 2018, approximately $0.7 million of indirect administrative expenses were included in administrative expenses, of which none of the indirect administrative expenses were waived by the Administrator. As of March 31, 2018, $1.1 million of indirect administrative expenses were included in payable to affiliates.

  •
  We, the Investment Adviser and the Administrator have entered into a royalty-free Trademark License Agreement, as amended, with New Mountain Capital, pursuant to which New Mountain Capital has agreed to grant us, the Investment Adviser and the Administrator a non-exclusive, royalty-free license to use the name "New Mountain" and "New Mountain Finance".

          In addition, we have adopted a formal code of ethics that governs the conduct of our officers and directors. These officers and directors also remain subject to the duties imposed by the 1940 Act, the Delaware General Corporation Law and the Delaware Limited Liability Company Act.

          The Investment Adviser and its affiliates may also manage other funds in the future that may have investment mandates that are similar, in whole or in part, to our investment mandates. The Investment Adviser and its affiliates may determine that an investment is appropriate for us and for one or more of those other funds. In such event, depending on the availability of such investment and other appropriate factors, the Investment Adviser or its affiliates may determine that we should invest side-by-side with one or more other funds. Any such investments will be made only to the extent permitted by applicable law and interpretive positions of the SEC and its staff, and consistent with the Investment Adviser's allocation procedures. On December 18, 2017, the SEC issued an exemptive order (the "Exemptive Order"), which superseded a prior order issued on June 5, 2017, which permits us to co-invest in portfolio companies with certain funds or entities managed by the Investment Adviser or its affiliates in certain negotiated transactions where co-investing would otherwise be prohibited under the 1940 Act, subject to the conditions of the Exemptive Order. Pursuant to the Exemptive Order, we are permitted to co-invest with our affiliates if a "required majority" (as defined in Section 57(o) of the 1940 Act) of our independent directors make certain conclusions in connection with a co-investment transaction, including, but not limited to, that (1) the terms of the potential co-investment transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching in respect of us or our stockholders on the part of any person concerned, and (2) the potential co-investment transaction is consistent with the interests of our stockholders and is consistent with our then-current investment objective and strategies.

 SENIOR SECURITIES

          Information about our senior securities as of March 31, 2018, December 31, 2017, December 31, 2016, December 31, 2015 and December 31, 2014 and information about NMF Holdings' senior securities as of December 31, 2013, 2012, 2011, 2010 and 2009 are shown in the following table. The report of Deloitte & Touche LLP, an independent registered public accounting firm, on the senior securities table as of December 31, 2017, 2016, 2015, 2014, 2013, 2012, 2011, 2010 and 2009 is attached as an exhibit to the registration statement of which this prospectus is a part.

Class and Year(1)	Total Amount Outstanding Exclusive of Treasury Securities(2) (in millions)	Asset Coverage Per Unit(3)	Involuntary Liquidating Preference Per Unit(4)	Average Market Value Per Unit(5)

March 31, 2018 (unaudited)
Holdings Credit Facility	$355.7	$2,228	$—	N/A
Convertible Notes	155.3	2,228	—	N/A
Unsecured Notes	235.0	2,228	—	N/A
NMFC Credit Facility	95.0	2,228	—	N/A
December 31, 2017
Holdings Credit Facility	312.4	2,408	—	N/A
Convertible Notes	155.3	2,408	—	N/A
Unsecured Notes	145.0	2,408	—	N/A
NMFC Credit Facility	122.5	2,408	—	N/A
December 31, 2016
Holdings Credit Facility	333.5	2,593	—	N/A
Convertible Notes	155.3	2,593	—	N/A
Unsecured Notes	90.0	2,593	—	N/A
NMFC Credit Facility	10.0	2,593	—	N/A
December 31, 2015
Holdings Credit Facility	419.3	2,341	—	N/A
Convertible Notes	115.0	2,341	—	N/A
NMFC Credit Facility	90.0	2,341	—	N/A
December 31, 2014
Holdings Credit Facility	468.1	2,267	—	N/A
Convertible Notes	115.0	2,267	—	N/A
NMFC Credit Facility	50.0	2,267	—	N/A
December 31, 2013
Holdings Credit Facility	221.8	2,577	—	N/A
SLF Credit Facility	214.7	2,577	—	N/A
December 31, 2012
Holdings Credit Facility	206.9	2,353	—	N/A
SLF Credit Facility	214.3	2,353	—	N/A
December 31, 2011
Holdings Credit Facility	129.0	2,426	—	N/A
SLF Credit Facility	165.9	2,426	—	N/A
December 31, 2010(6)
Holdings Credit Facility	59.7	3,074	—	N/A
SLF Credit Facility	56.9	3,074	—	N/A
December 31, 2009(6)
Holdings Credit Facility	77.7	4,080	—	N/A

(1)
We have excluded our SBA-guaranteed debentures from this table as a result of the SEC exemptive relief that permits us to exclude such debentures from the definition of senior securities in the 150.0% asset coverage ratio we are required to maintain under the 1940 Act. At March 31, 2018, December 31, 2017, December 31, 2016, December 31,

  2015 and December 31, 2014, we had $150.0 million, $150.0 million, $121.7 million, 117.7 million and $37.5 million, respectively, in SBA-guaranteed debentures outstanding. At December 31, 2013, 2012, 2011, 2010 and 2009, we had no outstanding SBA-guaranteed debentures. Total asset coverage per unit including the SBA-guaranteed debentures as of March 31, 2018, December 31, 2017, December 31, 2016, December 31, 2015 and December 31, 2014 is $2,042, $2,169, $2,320, $2,128 and $2,196, respectively, and unchanged for the prior years.

(2)
Total amount of each class of senior securities outstanding at the end of the period presented.

(3)
Asset coverage per unit is the ratio of the carrying value of our total assets, less all liabilities excluding indebtedness represented by senior securities in this table, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness and is calculated on a consolidated basis.

(4)
The amount to which such class of senior security would be entitled upon the voluntary liquidation of the issuer in preference to any security junior to it. The "—" in this column indicates that the SEC expressly does not require this information to be disclosed for certain types of senior securities.

(5)
Not applicable because the senior securities are not registered for public trading.

(6)
Prior to NMFC's IPO on May 19, 2011, these credit facilities existed at the Predecessor Entities.

BUSINESS

The Company

          We are a Delaware corporation that was originally incorporated on June 29, 2010. We are a closed-end, non-diversified management investment company that has elected to be regulated as a BDC under the 1940 Act. As such, we are obligated to comply with certain regulatory requirements. We have elected to be treated, and intend to comply with the requirements to continue to qualify annually, as a RIC under Subchapter M of the Code. NMFC is also registered as an investment adviser under the Advisers Act. Since our IPO, and through March 31, 2018, we raised approximately $614.6 million in net proceeds from additional offerings of our common stock.

          The Investment Adviser is a wholly-owned subsidiary of New Mountain Capital. New Mountain Capital is a firm with a track record of investing in the middle market. New Mountain Capital focuses on investing in defensive growth companies across its private equity, public equity and credit investment vehicles. The Investment Adviser manages our day-to-day operations and provides us with investment advisory and management services. The Administrator, a wholly-owned subsidiary of New Mountain Capital, provides the administrative services necessary to conduct our day-to-day operations.

          Our wholly-owned subsidiary, NMF Holdings, is a Delaware limited liability company whose assets are used to secure NMF Holdings' credit facility. NMF Ancora, NMF QID and NMF YP, our wholly-owned subsidiaries, are structured as Delaware entities that serve as tax blocker corporations which hold equity or equity-like investments in portfolio companies organized as limited liability companies (or other forms of pass-through entities). We consolidate our tax blocker corporations for accounting purposes. The tax blocker corporations are not consolidated for income tax purposes and may incur income tax expense as a result of their ownership of the portfolio companies. Additionally, our wholly-owned subsidiary, NMF Servicing serves as the administrative agent on certain investment transactions. SBIC I and its general partner, SBIC I GP, are organized in Delaware as a limited partnership and limited liability company, respectively. During the year ended December 31, 2017, SBIC II and its general partner, SBIC II GP, were organized in Delaware as a limited partnership and limited liability company, respectively. SBIC I, SBIC I GP, SBIC II and SBIC II GP are our consolidated wholly-owned direct and indirect subsidiaries. SBIC I and SBIC II each received a license from the SBA to operate as SBICs under the 1958 Act. Our wholly-owned subsidiary, NMNLC, a Maryland corporation, was formed to acquire commercial real properties that are subject to "triple net" leases and intends to qualify as a REIT within the meaning of Section 856(a) of the Code.

          Our investment objective is to generate current income and capital appreciation through the sourcing and origination of debt securities at all levels of the capital structure, including first and second lien debt, notes, bonds and mezzanine securities. The first lien debt may include traditional first lien senior secured loans or unitranche loans. Unitranche loans combine characteristics of traditional first lien senior secured loans as well as second lien and subordinated loans. Unitranche loans will expose us to the risks associated with second lien and subordinated loans to the extent we invest in the "last out" tranche. In some cases, our investments may also include equity interests.

          Our primary focus is in the debt of defensive growth companies, which are defined as generally exhibiting the following characteristics: (i) sustainable secular growth drivers, (ii) high barriers to competitive entry, (iii) high free cash flow after capital expenditure and working capital needs, (iv) high returns on assets and (v) niche market dominance. Similar to us, SBIC I's and SBIC II's investment objective is to generate current income and capital appreciation under our investment criteria. However, SBIC I's and SBIC II's investments must be in SBA eligible small businesses. Our portfolio may be concentrated in a limited number of industries. As of March 31, 2018, our top five industry concentrations were business services, software, healthcare services, education and distribution & logistics.

          The investments that we invest in are almost entirely rated below investment grade or may be unrated, which are often referred to as "leveraged loans", "high yield" or "junk" debt investments, and may be considered "high risk" or speculative compared to debt investments that are rated investment grade. Such issuers are considered more likely than investment grade issuers to default on their payments of interest and principal and such risk of default could reduce our net asset value and income distributions. Our investments are also primarily floating rate debt investments that contain interest reset provisions that may make it more difficult for borrowers to make debt repayments to us if interest rates rise. In addition, some of our debt investments will not fully amortize during their lifetime, which could result in a loss or a substantial amount of unpaid principal and interest due upon maturity. Our debt investments may also lose significant market value before a default occurs. Furthermore, an active trading market may not exist for these securities. This illiquidity may make it more difficult to value our investments.

          As of March 31, 2018, our net asset value was $1,033.0 million and our portfolio had a fair value of approximately $1,977.9 million in 89 portfolio companies, with a YTM at Cost of approximately 11.1% and a YTM at Cost for Investments of approximately 11.1%.

          NMF Holdings is a party to the Holdings Credit Facility pursuant to a secured credit agreement with Wells Fargo Bank, National Association. As of March 31, 2018, the Holdings Credit Facility, which matures on October 24, 2022, provides for potential borrowings up to $495.0 million. Unlike many credit facilities for BDCs the amount available under the Holdings Credit Facility is generally not subject to reduction as a result of mark to market fluctuations in its portfolio investments. As of March 31, 2018, we were permitted to borrow up to 25.0%, 45.0% or 70% of the purchase price of pledged assets, subject to approval by Wells Fargo Bank, National Association. The Holdings Credit Facility bears interest at a rate of LIBOR plus 1.75% per annum for Broadly Syndicated Loans (as defined in the Loan and Security Agreement) and LIBOR plus 2.50% per annum for all other investments. Effective April 1, 2018, the Holdings Credit Facility will bear interest at a rate of LIBOR plus 1.75% per annum for Broadly Syndicated Loans (as defined in the Loan and Security Agreement) and LIBOR plus 2.25% per annum for all other investments. The Holdings Credit Facility also charges a non-usage fee, based on the unused facility amount multiplied by the Non-Usage Fee Rate (as defined in the Loan and Security Agreement). As of March 31, 2018, $355.7 million was outstanding under the Holdings Credit Facility.

          The NMFC Credit Facility among NMFC as the Borrower and Goldman Sachs Bank USA as the Administrative Agent and Collateral Agent, and Goldman Sachs Bank USA, Morgan Stanley Bank, N.A. and Stifel Bank & Trust as Lenders, is structured as a senior secured revolving credit facility and matures on June 4, 2022. As of March 31, 2018, the maximum amount of revolving borrowings available under the NMFC Credit Facility was $150.0 million. NMFC is permitted to borrow at various advance rates depending on the type of portfolio investment as outlined in the Senior Secured Revolving Credit Agreement. The NMFC Credit Facility contains certain customary affirmative and negative covenants and events of default, including certain financial covenants related to asset coverage and liquidity and other maintenance covenants. The NMFC Credit Facility generally bears interest at a rate of LIBOR plus 2.50% per annum or the prime rate plus 1.50% per annum, and charges a commitment fee, based on the unused facility amount multiplied by 0.375% (as defined in the Senior Secured Revolving Credit Agreement). As of March 31, 2018, $95.0 million was outstanding under the NMFC Credit Facility.

          On June 3, 2014, NMFC closed a private offering of $115.0 million aggregate principal amount Convertible Notes, pursuant to an indenture, dated June 3, 2014. The Convertible Notes were issued in a private placement only to qualified institutional buyers pursuant to Rule 144A under the Securities Act. The Convertible Notes bear interest at an annual rate of 5.0%, payable semi-annually in arrears on June 15 and December 15 of each year, which commenced on December 15, 2014. The Convertible Notes will mature on June 15, 2019 unless earlier converted or repurchased at the holder's option. On September 30, 2016, we closed a public offering of an additional $40.25 million aggregate principal amount of the Convertible Notes. These additional Convertible Notes constitute a further issuance of, rank equally in right of payment with, and form a single series with the $115.0 million aggregate principal amount of Convertible Notes that we issued on June 3, 2014.

          On August 1, 2014 and August 25, 2017, respectively, SBIC I and SBIC II received licenses from the SBA to operate as SBICs. The SBIC license allows SBICs to obtain leverage by issuing SBA-guaranteed debentures, subject to the issuance of a capital commitment by the SBA and other customary procedures. SBA-guaranteed debentures are non-recourse, interest only debentures with interest payable semi-annually and have a ten year maturity. The principal amount of SBA-guaranteed debentures is not required to be paid prior to maturity but may be prepaid at any time without penalty. The interest rate of SBA-guaranteed debentures is fixed on a semi-annual basis at a market-driven spread over U.S. Treasury Notes with ten year maturities. The SBA, as a creditor, will have a superior claim to the assets of SBIC I and SBIC II over our stockholders in the event SBIC I and SBIC II are liquidated or the SBA exercises remedies upon an event of default. As of March 31, 2018, SBIC I had $150.0 million of SBA-guaranteed debentures outstanding at a rate payable of 3.1%. As of March 31, 2018, SBIC II had no SBA-guaranteed debentures outstanding.

          On May 6, 2016, NMFC issued $50.0 million in aggregate principal amount of five-year 2016 Unsecured Notes, pursuant to a note purchase agreement, dated May 4, 2016, to an institutional investor in a private placement. On September 30, 2016, NMFC entered into the NPA and issued an additional $40.0 million in aggregate principal amount of 2016 Unsecured Notes to institutional investors in a private placement. On June 30, 2017, NMFC issued $55.0 million in aggregate principal amount of five-year 2017A Unsecured Notes to institutional investors in a private placement, pursuant to the NPA and a supplement to the NPA. On January 30, 2018, NMFC issued $90.0 million in aggregate principal amount of five-year 2018A Unsecured Notes, pursuant to the NPA and a second supplement to the NPA. The NPA provides for future issuances of Unsecured Notes in separate series or tranches. The Unsecured Notes are equal in priority with our other unsecured indebtedness, including our Convertible Notes. The 2016 Unsecured Notes bear interest at an annual rate of 5.313%, payable semi-annually on May 15 and November 15 of each year, which commenced on November 15, 2016. The 2016 Unsecured Notes will mature on May 15, 2021. The 2017A Unsecured Notes bear interest at an annual rate of 4.760%, payable semi-annually on January 15 and July 15 of each year, which commenced on January 15, 2018. The 2017A Unsecured Notes will mature on July 15, 2022. The 2018A Unsecured Notes bear interest at an annual rate of 4.870%, payable semi-annually on February 15 and August 15 of each year, commencing on August 15, 2018. The 2018A Unsecured Notes will mature on January 30, 2023.

          For a detailed discussion of the Holdings Credit Facility, the NMFC Credit Facility, the Convertible Notes, the SBA-guaranteed debentures and the Unsecured Notes, see "Management's Discussion and Analysis of Financial Conditions and Results of Operations — Liquidity and Capital Resources".

          We expect to continue to finance our investments using both debt and equity, including proceeds from equity and debt securities issued.

New Mountain Capital

          New Mountain Capital manages private equity, public equity and credit investment vehicles. New Mountain Capital's first private equity fund, the $770.0 million New Mountain Partners, L.P., or "Fund I", began its investment period in January 2000. New Mountain Capital's second private equity fund, the $1.6 billion New Mountain Partners II, L.P., or "Fund II", began its investment period in January 2005. New Mountain Capital's third private equity fund, New Mountain Partners III, L.P., or "Fund III", with over $5.1 billion of aggregate commitments, began its investment period in August 2007. New Mountain Capital's fourth private equity fund, New Mountain Partners IV, L.P., or

"Fund IV", with over $4.1 billion of aggregate commitments, began its investment period in July 2013. New Mountain Capital's fifth private equity fund, New Mountain Partners V, L.P., or "Fund V", with over $6.15 billion of aggregate commitments, began its investment period in June 2017. New Mountain Capital manages public equity portfolios through New Mountain Vantage Advisers, L.L.C., which is designed to apply New Mountain Capital's established strengths toward non-control positions in the U.S. public equity markets generally. New Mountain Capital manages its debt portfolio through us, and Guardian II.

          New Mountain Capital's mission is to be "best in class" in the new generation of investment managers as measured by returns, control of risk, service to investors and the quality of the businesses in which New Mountain Capital invests. All of New Mountain Capital's efforts emphasize intensive fundamental research and the proactive creation of proprietary investment advantages in carefully selected industry sectors. New Mountain Capital is a generalist firm but has developed particular competitive advantages in what New Mountain Capital believes to be particularly attractive sectors, such as education, healthcare, distribution & logistics, business and industrial services, federal information technology services, media, software, insurance, consumer products, financial services and technology, infrastructure and energy. New Mountain Capital is focused on systematically establishing expertise in new sectors in which it believes it will have a competitive advantage over time.

The Investment Adviser

          The Investment Adviser, a wholly-owned subsidiary of New Mountain Capital, manages our day-to-day operations and provides us with investment advisory and management services. In particular, the Investment Adviser is responsible for identifying attractive investment opportunities, conducting research and due diligence on prospective investments, structuring our investments and monitoring and servicing our investments. We currently do not have, and do not intend to have, any employees. The Investment Adviser also manages Guardian II, which commenced operations in April 2017. As of March 31, 2018, the Investment Adviser was supported by supported by over 130 employees and senior advisors.

          The Investment Adviser is managed by a five member Investment Committee, which is responsible for approving purchases and sales of our investments above $10.0 million in aggregate by issuer. The Investment Committee currently consists of Steven B. Klinsky, Robert A. Hamwee, Adam B. Weinstein and John R. Kline. The fifth and final member of the Investment Committee will consist of a New Mountain Capital Managing Director who will hold the position on the Investment Committee on an annual rotating basis. Mathew J. Lori served on the Investment Committee from August 2016 to July 2017. Beginning in August 2017, Peter N. Masucci was appointed to the Investment Committee for a one year term. In addition, our executive officers and certain investment professionals of the Investment Adviser are invited to all Investment Committee meetings. Purchases and dispositions below $10.0 million may be approved by our Chief Executive Officer. These approval thresholds are subject to change over time. We expect to benefit from the extensive and varied relevant experience of the investment professionals serving on the Investment Committee, which includes expertise in private equity, primary and secondary leveraged credit, private mezzanine finance and distressed debt.

Investment Objective and Portfolio

          Our investment objective is to generate current income and capital appreciation through the sourcing and origination of debt securities at all levels of the capital structure, including first and second lien debt, notes, bonds and mezzanine securities. Our first lien debt may include traditional first lien senior secured loans or unitranche loans. Unitranche loans combine characteristics of traditional first lien senior secured loans as well as second lien and subordinated loans. Unitranche loans will expose us to the risks associated with second lien and subordinated loans to the extent we invest in the "last out" tranche. In some cases, our investments may also include equity interests such as preferred stock, common stock, warrants or options received in connection with our debt investments or may include a direct investment in the equity of private companies.

          We make investments through both primary originations and open-market secondary purchases. We primarily target loans to, and invest in, the U.S. middle market businesses, a market segment we believe continues to be underserved by other lenders. We define middle market businesses as those businesses with annual earnings before interest, taxes, depreciation, and amortization ("EBITDA") between $10.0 million and $200.0 million. Our primary focus is in the debt of defensive growth companies, which are defined as generally exhibiting the following characteristics: (i) sustainable secular growth drivers, (ii) high barriers to competitive entry, (iii) high free cash flow after capital expenditure and working capital needs, (iv) high returns on assets and (v) niche market dominance. Similar to us, each of SBIC I's and SBIC II's investment objective is to generate current income and capital appreciation under our investment criteria. However, SBIC I's and SBIC II's investments must be in SBA eligible small businesses. Our portfolio may be concentrated in a limited number of industries. As of March 31, 2018, our top five industry concentrations were business services, software, healthcare services, education and distribution & logistics services. Our targeted investments typically have maturities of between five and ten years and generally range in size between $10.0 million and $125.0 million. This investment size may vary proportionately as the size of our capital base changes. At March 31, 2018, our portfolio consisted of 89 portfolio companies and was invested 37.3% in first lien loans, 39.2% in second lien loans, 3.4% in subordinated debt and 20.1% in equity and other, as measured at fair value.

          The following table shows our portfolio and investment activity for the three months ended March 31, 2018 and March 31, 2017

	Three Months Ended

(in millions)	March 31, 2018	March 31, 2017

New investments in 21 and 24 portfolio companies, respectively	$237.8	$349.4
Debt repayments in existing portfolio companies	84.0	99.1
Sales of securities in 1 and 8 portfolio companies, respectively	3.1	34.7
Change in unrealized appreciation on 22 and 42 portfolio companies, respectively	5.0	13.3
Change in unrealized depreciation on 61 and 32 portfolio companies, respectively	(7.2)	(7.1)

          At March 31, 2018, our weighted average Yield to Maturity at Cost was approximately 11.1% and our Yield to Maturity at Cost for Investments was approximately 11.1%.

          The following summarizes our ten largest portfolio company investments and top ten industries in which we were invested as of March 31, 2018, calculated as a percentage of total assets as of March 31, 2018.

Portfolio Company	Percent of Total Assets

HI Technology Corp.	5.17%
Benevis Holding Corp.	3.83%
NMFC Senior Loan Program II LLC	3.82%
UniTek Global Services, Inc.	3.16%
Avatar Topco, Inc.	2.78%
AmWINS Group, Inc.	2.77%
Tenawa Resource Management LLC	2.34%
Alegeus Technologies, LLC	2.21%
Integro Parent Inc.	2.15%
Severin Acquisition, LLC	1.99%

Total	30.22%

Industry Type	Percent of Total Assets

Business Services	32.87%
Software	14.89%
Healthcare Services	13.36%
Education	9.41%
Distribution & Logistics	5.94%
Investment Fund	5.18%
Consumer Services	4.35%
Federal Services	3.91%
Energy	3.74%
Net Lease	2.87%

Total	96.52%

Competitive Advantages

          We believe that we have the following competitive advantages over other capital providers to middle market companies:

Proven and Differentiated Investment Style With Areas of Deep Industry Knowledge

          In making its investment decisions, the Investment Adviser applies New Mountain Capital's long-standing, consistent investment approach that has been in place since its founding more than 15 years ago. We focus on companies in less well followed defensive growth niches of the middle market space where we believe few debt funds have built equivalent research and operational size and scale.

          We benefit directly from New Mountain Capital's private equity investment strategy that seeks to identify attractive investment sectors from the top down and then works to become a well positioned investor in these sectors. New Mountain Capital focuses on companies and industries with sustainable strengths in all economic cycles, particularly ones that are defensive in nature, that are secular and can maintain pricing power in the midst of a recessionary and/or inflationary environment. New Mountain Capital focuses on companies within sectors in which it has significant expertise (examples include federal services, software, education, niche healthcare, business services, energy and distribution & logistics) while typically avoiding investments in companies with products or services that serve markets that are highly cyclical, have the potential for long-term decline, are overly-dependent on consumer demand or are commodity-like in nature.

          In making its investment decisions, the Investment Adviser has adopted the approach of New Mountain Capital, which is based on three primary investment principles:

  1.
  A generalist approach, combined with proactive pursuit of the highest quality opportunities within carefully selected industries, identified via an intensive and structured ongoing research process;

  2.
  Emphasis on strong downside protection and strict risk controls; and

  3.
  Continued search for superior risk adjusted returns, combined with timely, intelligent exits and outstanding return performance.

Experienced Management Team and Established Platform

          The Investment Adviser's team members have extensive experience in the leveraged lending space. Steven B. Klinsky, New Mountain Capital's Founder, Chief Executive Officer and Managing Director and Chairman of our board of directors, was a general partner of Forstmann Little & Co., a manager of debt and equity funds totaling multiple billions of dollars in the 1980s and 1990s. He was also a co-founder of Goldman, Sachs & Co.'s Leverage Buyout Group in the period from 1981 to 1984. Robert A. Hamwee, our Chief Executive Officer and Managing Director of New Mountain Capital, was formerly President of GSC Group, Inc. ("GSC"), where he was the portfolio manager of GSC's distressed debt funds and led the development of GSC's CLOs. John R. Kline, our President and Chief Operating Officer and Managing Director of New Mountain Capital, worked at GSC as an investment analyst and trader for GSC's control distressed and corporate credit funds and at Goldman, Sachs & Co. in the Credit Risk Management and Advisory Group.

          Many of the debt investments that we have made to date have been in the same companies with which New Mountain Capital has already conducted months of intensive acquisition due diligence related to potential private equity investments. We believe that private equity underwriting due diligence is usually more robust than typical due diligence for loan underwriting. In its underwriting of debt investments, the Investment Adviser is able to utilize the research and hands-on operating experience that New Mountain Capital's private equity underwriting teams possess regarding the individual companies and industries. Business and industry due diligence is led by a team of investment professionals of the Investment Adviser that generally consists of three to seven individuals, typically based on their relevant company and/or industry specific knowledge. Additionally, the Investment Adviser is also able to utilize its relationships with operating management teams and other private equity sponsors. We believe this differentiates us from many of our competitors.

Significant Sourcing Capabilities and Relationships

          We believe the Investment Adviser's ability to source attractive investment opportunities is greatly aided by both New Mountain Capital's historical and current reviews of private equity opportunities in the business segments we target. To date, a significant majority of the investments that we have made are in the debt of companies and industry sectors that were first identified and reviewed in connection with New Mountain Capital's private equity efforts, and the majority of our current pipeline reflects this as well. Furthermore, the Investment Adviser's investment professionals have deep and longstanding relationships in both the private equity sponsor community and the lending/agency community which they have and will continue to utilize to generate investment opportunities.

Risk Management through Various Cycles

          New Mountain Capital has emphasized tight control of risk since its inception and long before the recent global financial distress began. To date, New Mountain Capital has never experienced a bankruptcy of any of its portfolio companies in its private equity efforts. The Investment Adviser seeks to emphasize tight control of risk with our investments in several important ways, consistent with New Mountain Capital's historical approach. In particular, the Investment Adviser:

  •
  Emphasizes the origination or purchase of debt in what the Investment Adviser believes are defensive growth companies, which are less likely to be dependent on macro-economic cycles;

  •
  Targets investments in companies that are preeminent market leaders in their own industries, and when possible, investments in companies that have strong management teams whose skills are difficult for competitors to acquire or reproduce; and

  •
  Targets investments in companies with significant equity value in excess of our debt investments.

Access to Non Mark to Market, Seasoned Leverage Facility

          The amount available under our Holdings Credit Facility is generally not subject to reduction as a result of mark to market fluctuations in our portfolio investments. None of our credit facilities mature prior to June 2022. For a detailed discussion of our credit facilities, see "Management's Discussion and Analysis of Financial Conditions and Results of Operations — Liquidity and Capital Resources."

Market Opportunity

          We believe that the size of the market for investments that we target, coupled with the demands of middle market companies for flexible sources of capital at competitive terms and rates, create an attractive investment environment for us.

  •
  Large pool of uninvested private equity capital available for new buyouts.  We expect that private equity firms will continue to pursue acquisitions and will seek to leverage their equity investments with mezzanine loans and/or senior loans (including traditional first and second lien, as well as unitranche loans) provided by companies such as ours.

  •
  The leverage finance market has a high level of financing needs over the next several years due to significant bank debt maturities.  We believe that the large dollar volume of loans that need to be refinanced will present attractive opportunities to invest capital in a manner consistent with our stated objectives.

  •
  Middle market companies continue to face difficulties in accessing the capital markets.  We believe opportunities to serve the middle market will continue to exist. While many middle market companies were formerly able to raise funds by issuing high-yield bonds, we believe this approach to financing has become more difficult as institutional investors have sought to invest in larger, more liquid offerings.

  •
  Increased regulatory scrutiny of banks has reduced middle market lending.  We believe that many traditional bank lenders to middle market businesses have either exited or de-emphasized their service and product offerings in the middle market. These traditional lenders have instead focused on lending and providing other services to large corporate clients. We believe this has resulted in fewer key players and the reduced availability of debt capital to the companies we target.

  •
  Conservative loan to value.  As a result of the credit crisis, many lenders are requiring larger equity contributions from financial sponsors. Larger equity contributions create an enhanced margin of safety for lenders because leverage is a lower percentage of the implied enterprise value of the company.

  •
  Attractive pricing.  Reduced access to, and availability of, debt capital typically increases the interest rates, or pricing, of loans for middle market lenders. Recent primary debt transactions in this market often include upfront fees, original issue discount, prepayment protections and, in some cases, warrants to purchase common stock, all of which should enhance the profitability of new loans to lenders.

Investment Criteria

          The Investment Adviser has identified the following investment criteria and guidelines for use in evaluating prospective portfolio companies. However, not all of these criteria and guidelines were, or will be, met in connection with each of our investments.

  •
  Defensive growth industries.  We seek to invest in industries that can succeed in both robust and weak economic environments but which are also sufficiently large and growing to achieve high valuations providing enterprise value cushion for our targeted debt securities.

  •
  High barriers to competitive entry.  We target industries and companies that have well defined industries and well established, understandable barriers to competitive entry.

  •
  Recurring revenue.  Where possible, we focus on companies that have a high degree of predictability in future revenue.

  •
  Flexible cost structure.  We seek to invest in businesses that have limited fixed costs and therefore modest operating leverage.

  •
  Strong free cash flow and high return on assets.  We focus on businesses with a demonstrated ability to produce meaningful free cash flow from operations. We typically target companies that are not asset intensive and that have minimal capital expenditure and minimal working capital growth needs.

  •
  Sustainable business and niche market dominance.  We seek to invest in businesses that exert niche market dominance in their industry and that have a demonstrated history of sustaining market leadership over time.

  •
  Established companies.  We seek to invest in established companies with sound historical financial performance. We do not intend to invest in start-up companies or companies with speculative business plans.

  •
  Private equity sponsorship.  We generally seek to invest in companies in conjunction with private equity sponsors who we know and trust and who have proven capabilities in building value.

  •
  Seasoned management team.  We generally require that its portfolio companies have a seasoned management team with strong corporate governance. Oftentimes we have a historical relationship with or direct knowledge of key managers from previous investment experience.

Investment Selection and Process

          The Investment Adviser believes it has developed a proven, consistent and replicable investment process to execute our investment strategy. The Investment Adviser seeks to identify the most attractive investment sectors from the top down and then works to become the most advantaged investor in these sectors. The steps in the Investment Adviser's process include:

          Identifying attractive investment sectors top down:    The Investment Adviser works continuously and in a variety of ways to proactively identify the most attractive sectors for investment opportunities. The investment professionals of the Investment Adviser participate in this process through both individual and group efforts, formal and informal. The Investment Adviser has also worked with consultants, investment bankers and public equity managers to supplement its internal analyses, although the prime driver of sector ideas has been the Investment Adviser itself.

          Creating competitive advantages in the selected industry sectors:    Once a sector has been identified, the Investment Adviser works to make itself the most advantaged and knowledgeable investor in that sector. An internal working team is assigned to each project. The team may spend months confirming the sector thesis and building the Investment Adviser's leadership in this sector. In general, the Investment Adviser seeks to construct proprietary databases and to utilize the best specialized industry consultants. The Investment Adviser particularly stresses the establishment of close relationships with operating managers in each field in order to gain the deepest possible level of understanding. When advisable, industry executives have been placed on New Mountain Capital's Management Advisory Board or have been hired on salary as "executives in residence". When the Investment Adviser considers specific investment ideas in its chosen sectors, it can triangulate its own views against the views of its management relationships, consultants, brokers, bankers and others. The Investment Adviser believes this multi-front analysis leads to strong decision making and company identification. The Investment Adviser also believes that its "flexible specialization" approach gives us all the benefits of a narrow-based sector fund without forcing us to invest in any industry sector at an inappropriate time for that sector. The Investment Adviser can also become a leading investment expert in lesser known or smaller sectors that would not support an entire fund dedicated solely to them.

          Targeting companies with leading market share and attractive business models in its chosen sectors:    The Investment Adviser, consistent with New Mountain Capital's historical approach, typically follows a "good to great" approach, seeking to invest in debt securities of companies in its chosen sectors that it believes are already safe and successful but where the Investment Adviser sees an opportunity for further increases in enterprise value due to special circumstances existing at the time of the financing or through value that a sponsor can add. The investment professionals of the Investment Adviser have been successful in targeting companies with leading market shares, rapid growth, high free cash flows, high operating margins, high barriers to entry and which produce goods or services that are of value to their customers.

          Utilizing this research platform, we have largely invested in the debt of companies and industries that have been researched by New Mountain Capital's private equity efforts. In many instances, we have studied the specific debt issuer with which New Mountain Capital has already conducted months of intensive acquisition due diligence related to a potential private equity investment. In other situations, while New Mountain Capital may not have specifically analyzed the issuer in the past, we have deep knowledge of the company's industry through New Mountain Capital's private equity work. We expect the Investment Adviser to continue this approach in the future.

          Beyond the foregoing, the investment professionals of the Investment Adviser have deep and longstanding relationships in both the private equity sponsor community and the lending/agency community. We have sourced and we expect to continue sourcing new investment opportunities from both private equity sponsors and other lenders and agents. In private equity, we have strong, personal relationships with principals at a significant majority of relevant sponsors, and we expect that we will continue to utilize those relationships to generate investment opportunities. In the same fashion, we have an extensive relationship network with lenders and agents, including commercial banks, investment banks, loan funds, mezzanine funds and a wide range of smaller agents that seek debt capital on behalf of their clients. In addition to newly issued primary opportunities, we have extensive experience in sourcing investment opportunities from the secondary market, and will continue to actively monitor that large, and often volatile, area for appropriate investment opportunities.

          This team performs the core underwriting function to determine the attractiveness of the target's business model, focusing on the investment criteria described above. The team ultimately develops a forecast of a target's likely operating and financial performance. Team members have diverse backgrounds in investment management, investment banking, consulting, and operations. We believe the presence within New Mountain Capital of numerous former CEOs and other senior operating executives, and their active involvement in our underwriting process, combined with New Mountain Capital's experience as a majority stockholder owning and directing a wide range of businesses and overseeing operating companies in the same or related industries, is a key differentiator for us versus typical debt investment vehicles.

          In addition to performing rigorous business due diligence, the Investment Adviser also thoroughly reviews and/or structures the relevant credit documentation, including bank credit agreements and bond indentures, to ensure that any securities we invest in have appropriate credit rights, protections and remedies. There is a strong focus on appropriate covenant packages. This part of the process, as well as the determination of the appropriate price/yield parameters for individual securities, is led by Robert A. Hamwee, John R. Kline and James W. Stone III with significant input as needed from other professionals with extensive credit experience, such as Steven B. Klinsky, New Mountain Capital's Managing Director, Founder and Chief Executive Officer, and others.

Investment Committee

          The Investment Committee currently consists of Steven B. Klinsky, Robert A. Hamwee, Adam B. Weinstein and John R. Kline. The fifth and final member of the Investment Committee will consist of a New Mountain Capital Managing Director who will hold the position on the Investment Committee on an annual rotating basis. Mathew J. Lori served on the Investment Committee from August 2016 to July 2017. Beginning in August 2017, Peter N. Masucci was appointed to the Investment Committee for a one year term. In addition, our executive officers and certain investment professionals of the Investment Adviser are invited to all Investment Committee meetings. The Investment Committee is responsible for approving purchases and sales of our investments above $10.0 million in aggregate by issuer. Purchases and dispositions below $10.0 million may be approved by our Chief Executive Officer. These approval thresholds are subject to change over time. We expect to benefit from the extensive and varied relevant experience of the investment professionals serving on the Investment Committee, which includes expertise in private equity, primary and secondary leveraged credit, private mezzanine finance and distressed debt.

          The purpose of the Investment Committee is to evaluate and approve, as deemed appropriate, all investments by the Investment Adviser, subject to certain thresholds. The Investment Committee process is intended to bring the diverse experience and perspectives of the Investment Committee's members to the analysis and consideration of every investment. The Investment Committee also serves to provide investment consistency and adherence to the Investment Adviser's investment philosophies and policies. The Investment Committee also determines appropriate investment sizing and suggests ongoing monitoring requirements.

          In addition to reviewing investments, the Investment Committee meetings serve as a forum to discuss credit views and outlooks. Potential transactions and investment opportunities are also reviewed on a regular basis. Members of our investment team are encouraged to share information and views on credits with the Investment Committee early in their analysis. This process improves the quality of the analysis and assists the deal team members to work more efficiently.

Investment Structure

          We target debt investments that will yield meaningful current income and occasionally provide the opportunity for capital appreciation through equity securities. Our debt investments are typically structured with the maximum seniority and collateral that we can reasonably obtain while seeking to achieve our total return target.

Debt Investments

          The terms of our debt investments are tailored to the facts and circumstances of the transaction and prospective portfolio company and structured to protect its rights and manage its risk while creating incentives for the portfolio company to achieve its business plan. A substantial source of return is the cash interest that we collect on our debt investments.

  •
  First Lien Loans and Bonds.  First lien loans and bonds generally have terms of four to seven years, provide for a variable or fixed interest rate, may contain prepayment penalties and are secured by a first priority security interest in all existing and future assets of the borrower. First lien loans may also include unitranche loans. Unitranche loans combine characteristics of traditional first lien senior secured loans as well as second lien and subordinated loans. Unitranche loans will expose us to the risks associated with second lien and subordinated loans to the extent we invest in the "last out" tranche. These first lien loans and bonds may include PIK interest, which represents contractual interest accrued and added to the principal that generally becomes due at maturity.

  •
  Second Lien Loans and Bonds.  Second lien loans and bonds generally have terms of five to eight years, provide for a variable or fixed interest rate, may contain prepayment penalties and are secured by a second priority security interest in all existing and future assets of the borrower. These second lien loans and bonds may include PIK interest.

  •
  Unsecured Senior, Subordinated and "Mezzanine" Loans and Bonds.  Any unsecured investments are generally expected to have terms of five to ten years and provide for a fixed interest rate. Unsecured investments may include PIK interest and may have an equity component, such as warrants to purchase common stock in the portfolio company.

          In addition, from time to time we may also enter into revolving credit facilities, bridge financing commitments, delayed draw commitments or other commitments which can result in providing future financing to a portfolio company.

Equity Investments

          When we make a debt investment, we may be granted equity in the portfolio company in the same class of security as the sponsor receives upon funding. In addition, we may from time to time make non-control, equity co-investments in conjunction with private equity sponsors. We generally seek to structure our equity investments, such as direct equity co-investments, to provide us with minority rights provisions and event-driven put rights. We also seek to obtain limited registration rights in connection with these investments, which may include "piggyback" registration rights.

Portfolio Company Monitoring

          We monitor the performance and financial trends of our portfolio companies on at least a quarterly basis. We attempt to identify any developments within the portfolio company, the industry or the macroeconomic environment that may alter any material element of our original investment strategy. We use several methods of evaluating and monitoring the performance of our investments, including but not limited to, the following:

  •
  review of monthly and/or quarterly financial statements and financial projections for portfolio companies provided by its management;

  •
  ongoing dialogue with and review of original diligence sources;

  •
  periodic contact with portfolio company management (and, if appropriate, the private equity sponsor) to discuss financial position, requirements and accomplishments; and

  •
  assessment of business development success, including product development, profitability and the portfolio company's overall adherence to its business plan.

          We use an investment rating system to characterize and monitor the credit profile and expected level of returns on each investment in the portfolio. We use a four-level numeric rating scale as follows:

  •
  Investment Rating 1 — Investment is performing materially above expectations;

  •
  Investment Rating 2 — Investment is performing materially in-line with expectations. All new loans are rated 2 at initial purchase;

  •
  Investment Rating 3 — Investment is performing materially below expectations and while significant loss is not expected, the risk of loss has increased since the original investment; and

  •
  Investment Rating 4 — Investment is performing substantially below expectations and risks have increased substantially since the original investment. Payments may be delinquent. There is meaningful possibility that we will not recoup our original cost basis in the investment and may realize a substantial loss upon exit.

          The following table shows the distribution of our investments on the 1 to 4 investment rating scale at fair value as of March 31, 2018:

(in millions)

	As of March 31, 2018

Investment Rating	Fair Value	Percent

Investment Rating 1	$172.2	8.7%
Investment Rating 2	1,805.2	91.3%
Investment Rating 3	—	—%
Investment Rating 4	0.5	—%

	$1,977.9	100.0%

Exit Strategies/Refinancing

          We exit our investments typically through one of four scenarios: (i) the sale of the portfolio company itself resulting in repayment of all outstanding debt, (ii) the recapitalization of the portfolio company in which our loan is replaced with debt or equity from a third party or parties (in some cases, we may choose to participate in the newly issued loan(s)), (iii) the repayment of the initial or remaining principal amount of our loan then outstanding at maturity or (iv) the sale of the debt investment by us. In some investments, there may be scheduled amortization of some portion of our loan which would result in a partial exit of our investment prior to the maturity of the loan.

 Significant Managerial Assistance to Portfolio Companies

          BDCs generally must offer to make available to the eligible issuers of its securities significant managerial assistance, except in circumstances where either (i) the BDC controls such issuer of securities or (ii) the BDC purchases such securities in conjunction with one or more other persons acting together and one of the other persons in the group makes available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company. The Administrator or its affiliate provides such managerial assistance on our behalf to portfolio companies that request this assistance.

Competition

          We compete for investments with a number of BDCs and investment funds (including private equity and hedge funds), as well as traditional financial services companies such as commercial banks and other sources of financing. Many of these entities have greater financial and managerial resources than we do. We believe we are able to be competitive with these entities primarily on the basis of the experience and contacts of our management team, our responsive and efficient investment analysis and decision-making processes, the investment terms we offer, the model that we employ to perform our due diligence with the broader New Mountain Capital team and our model of investing in companies and industries we know well.

          We believe that some of our competitors may make investments with interest rates and returns that are comparable to or lower than the rates and returns that we target. Therefore, we do not seek to compete solely on the interest rates and returns that we offer to potential portfolio companies. For additional information concerning the competitive risks we face, see "Risk Factors — Risks Relating to Our Business".

Employees

          We do not have any employees. Day-to-day investment operations that are conducted by us are managed by the Investment Adviser. See "Investment Management Agreement". We reimburse the Administrator for the allocable portion of overhead and other expenses incurred by it in performing its obligations to us under the Administration Agreement, including the compensation of our chief financial officer and chief compliance officer, and their respective staffs. For a more detailed discussion of the Administration Agreement, see "Administration Agreement".

Properties

          Our executive office is located at 787 Seventh Avenue, 48th Floor, New York, New York 10019. We believe that our current office facilities are adequate for our business as we intend to conduct it.

Legal Proceedings

          On May 3, 2013, we entered into a collateralized securities purchase and put agreement (the "SPP Agreement") with a private hedge fund. Under the SPP Agreement, we purchased twenty million Class E Preferred Units of Black Elk Energy Offshore Operations, LLC ("Black Elk") for $20.0 million with a corresponding obligation of the private hedge fund to repurchase the preferred units for $20.0 million plus other amounts due under the SPP Agreement. The majority owner of Black Elk was the private hedge fund. In August 2014, we received $20.54 million, the full amount due under the SPP Agreement.

          In August 2017, a trustee (the "Trustee") for Black Elk informed us that the Trustee intended to assert a fraudulent conveyance claim (the "Claim") against us and one of our affiliates seeking the return of $20.54 million. Black Elk filed a Chapter 11 bankruptcy petition pursuant to the United States Bankruptcy Code in August 2015. The Trustee alleges that individuals affiliated with the private hedge fund conspired with Black Elk and others to improperly use proceeds from the sale of certain Black Elk assets to repay, in August 2014, the private hedge fund's obligation to us under the SPP Agreement. The private hedge fund is currently in liquidation under the laws of the Cayman Islands.

          On December 22, 2017, we settled the Trustee's $20.54 million Claim for a net payment by us of $14.5 million (after accounting for a $1.5 million contribution payment made to us by our insurance carrier in respect of the settlement). We currently intend to seek recourse against the private hedge fund and certain of its principals and agents, as well as other affiliated and nonaffiliated entities and individuals for amounts paid in respect of such Claim. In addition, a claim has already been filed with the Cayman Islands joint official liquidators of the private hedge fund.

          Other than as described above, we, and our consolidated subsidiaries, the Investment Adviser and the Administrator are not currently subject to any material legal proceedings, although these entities may, from time to time, be involved in litigation arising out of operations in the normal course of business or otherwise.

PORTFOLIO COMPANIES

          The following table sets forth certain information as of March 31, 2018, for each portfolio company in which we had a debt or equity investment. Our portfolio companies are presented in three categories: (1)"Non-Controlled/Non-Affiliated Investments", which represent portfolio companies in which we own less than 5.0% of the outstanding voting securities of such portfolio company and have no other affiliations, (2)"Non-Controlled/Affiliated Investments", which denotes investments in which we are an "Affiliated Person", as defined in the 1940 Act, due to owning or holding the power to vote 5.0% or more of the outstanding voting securities of the investment but not controlling the portfolio company, and (3)"Controlled Investments", which denotes investments in which we "Control", as defined in the 1940 Act due to owning or holding the power to vote 25.0% or more of the outstanding voting securities of the investment. We may provide managerial assistance to our portfolio companies, if requested, and may receive rights to observe board meetings.

Name / Address of Portfolio Company(1)	Industry	Type of Investment	Interest Rate(9)	Maturity / Expiration Date	Yield to Maturity At Cost(27)	Percent of Class Held(28)	Fair Value

							(in thousands)
Non-Controlled/Non-Affiliated Investments
AAC Holding Corp.	Education	First lien(2)(10)	9.92% (L + 8.25%/M)	9/30/2020	11.64%	—	$22,971
7211 Circle South Road
Austin, TX 78745
ABILITY Network Inc.	Healthcare Information	Second lien(3)	9.54% (L + 7.75%/M)	12/12/2025	10.86%	—	18,933
100 North 6th St., Suite 900A	Technology
Minneapolis, MN 55403
ADG, LLC	Healthcare Services	Second lien(3)(10)	10.88% (L + 9.00%/M)	3/28/2024	12.50%	—	5,037
29777 Telegraph Road, Suite 3000
Southfield, MI 48034
Affinity Dental Management, Inc.	Healthcare Services	First lien(2)(10)	8.30% (L + 6.00%/Q)	9/15/2023	9.16%	—	4,301
171 Park Street	Healthcare Services	First lien(3)(10)(11) —	—	3/15/2019	—	—	(29)
West Springfield, MA 01089		Undrawn
	Healthcare Services	First lien(3)(10)(11) —	—	3/15/2023	—	—	(17)
		Undrawn

							4,255

AgKnowledge Holdings Company, Inc.	Business Services	Second lien(2)(10)	10.13% (L + 8.25%/M)	7/23/2020	11.45%	—	18,500
6060 Piedmont Row Drive South
Charlotte, NC 28287
Air Newco LLC**	Software	Second lien(3)	11.37% (L + 9.50%/Q)	1/31/2023	13.41%	—	39,600
Munro House, Portsmouth Road
Cobham, Surrey KT11 1TF
United Kingdom
Alegeus Technologies, LLC	Healthcare Services	Second lien(3)(10)	10.80% (L + 8.50%/Q)	10/30/2023	11.62%	—	23,500
1601 Trapelo Road	Healthcare Services	Second lien(4)(10)	10.80% (L + 8.50%/Q)	10/30/2023	11.62%	—	22,500
Waltham, MA 02451

							46,000

American Tire Distributors, Inc.	Distribution & Logistics	Subordinated(3)	10.25%/S	3/1/2022	11.05%	—	12,849
PO Box 3145
Huntersville, NC 28070
Amerijet Holdings, Inc.	Distribution & Logistics	First lien(4)(10)	9.65% (L + 8.00%/M)	7/15/2021	11.22%	—	9,494
3401-A NW 72nd Avenue	Distribution & Logistics	First lien(4)(10)	9.65% (L + 8.00%/M)	7/15/2021	11.22%	—	1,582
Miami, FL 33122

							11,076

AmWINS Group, Inc.	Business Services	Second lien(3)	8.63% (L + 6.75%/Q)	1/25/2025	9.83%	—	57,570
4725 Piedmont Row Drive, Suite 600
Charlotte, NC 28210
Ancora Acquisition LLC	Education	Preferred shares(6)(10)	—	—	0.00%	3.72%	393
8701 Bedford Euless Road, Suite 400	Education	Warrants(6)(10)	—	8/12/2020	—	3.72%	—

Hurst, TX 76053							393

Ansira Holdings, Inc.	Business Services	First lien(2)	8.80% (L + 6.50%/Q)	12/20/2022	9.57%	—	25,790
2300 Locust Street	Business Services	First lien(3)(11) —	8.80% (L + 6.50%/Q)	12/20/2022	9.58%	—	2,097
		Drawn
St. Louis, MO 63103	Business Services	First lien(3)(11) —	—	12/20/2018	9.58%		(4)
		Undrawn

							27,883

Applied Systems, Inc.	Software	Second lien(3)	9.30% (L + 7.00%/Q)	9/19/2025	10.04%	—	5,102
200 Applied Parkway
University Park, IL 60484
ASP LCG Holdings, Inc.	Education	Warrants(3)(10)	—	5/5/2026	0.00%	2.30%	452
21333 Haggerty Road, Suite 300
Novi, MI 48375

Name / Address of Portfolio Company(1)	Industry	Type of Investment	Interest Rate(9)	Maturity / Expiration Date	Yield to Maturity At Cost(27)	Percent of Class Held(28)	Fair Value

							(in thousands)
Non-Controlled/Non-Affiliated Investments (continued)
Autodata, Inc. (Autodata Solutions, Inc.)	Business Services	Second lien(3)	9.01% (L + 7.25%/M)	12/12/2025	10.36%	—	$7,517
345 Saskatoon St.
London, ON, CA N5W 4R4
Bach Special Limited (Bach Preference Limited)**	Education	Preferred shares(3)(10)(22)	—	—	12.82%	1.04%	5,988
St. George's Building, Level 12
2 Ice House Street, Central, Hong Kong
BackOffice Associates Holdings, LLC	Business Services	First lien(2)(10)	9.38% (L + 7.50%/M)	8/25/2023	10.75%	—	18,341
75 Perseverance Way	Business Services	First lien(3)(10)(11) —	—	8/24/2018	—	—	(13)
Hyannis, MA 02601		Undrawn
	Business Services	First lien(3)(10)(11) —	—	8/25/2023	—	—	(23)
		Undrawn

							18,305

Benevis Holding Corp.	Healthcare Services	First lien(2)	8.50% (L + 6.32%/Q)	3/15/2024	9.28%	—	58,824
1090 Northchase Parkway, SE	Healthcare Services	First lien(3)	8.50% (L + 6.32%/Q)	3/15/2024	9.28%	—	20,691
Marietta, GA 30067

							79,515

CP VI Bella Midco, LLC	Healthcare Services	Second lien(3)	8.63% (L + 6.75%/M)	12/29/2025	9.87%	—	6,741
2701 Renaissance Boulevard, Suite 200
King of Prussia, PA 19406
DCA Investment Holding, LLC	Healthcare Services	First lien(2)(10)	7.56% (L + 5.25%/Q)	7/2/2021	8.29%	—	17,408
6240 Lake Osprey Drive	Healthcare Services	First lien(3)(10)(11) —	—	7/2/2021	—	—	—
		Undrawn
Sarasota, FL 34240	Healthcare Services	First lien(3)(10)(11) —	—	7/2/2021	—	—	—
		Undrawn

							17,408

DG Investment Intermediate Holdings 2, Inc.	Business Services	Second lien(3)	9.05% (L + 6.75%/Q)	2/2/2026	9.87%	—	6,833
(aka Convergint Technologies Holdings, LLC)
One Commerce Drive Schaumburg, IL 60173]
DigiCert Holdings, Inc.	Business Services	Second lien(3)	9.77% (L + 8.00%/Q)	10/31/2025	11.21%	—	20,378
2600 West Executive Parkway
Suite 500 Lehi, UT 84043
DiversiTech Holdings, Inc.	Distribution & Logistics	Second lien(3)	9.81% (L + 7.50%/Q)	6/2/2025	10.77%	—	19,744
6650 Sugarloaf Parkway
#100 Duluth, GA 30097
EAB Global, Inc.	Education	Second lien(3)	9.23% (L + 7.50%/Q)	11/17/2025	10.88%	—	21,450
Four Embarcadero Center,	Education	Preferred shares(3)(10)(23)	—	—	13.99%	23.83%	36,321
20th Floor
San Francisco, CA 94111

							57,771

Education Management Corporation(19)	Education	First lien(2)	10.25% (P + 5.50%/Q)(24)	7/2/2020	N/A	—	50
210 Sixth Avenue, 33rd Floor	Education	First lien(3)	10.25% (P + 5.50%/Q)(24)	7/2/2020	N/A	—	28
Pittsburgh, PA 15222	Education	First lien(2)	13.25% (L + 8.50%/Q)(24)	7/2/2020	N/A	—	7
Education Management II LLC	Education	First lien(3)	13.25% (L + 8.50%/Q)(24)	7/2/2020	N/A	—	4
Education Management Corporation	Education	Preferred shares(2)(10)	—	—	—	0.26%	—
	Education	Preferred shares(3)(10)	—	—	—	0.26%	—
	Education	Ordinary shares(2)(10)	—	—	—	0.19%	11
	Education	Ordinary shares(3)(10)	—	—	—	0.19%	6

							106

EN Engineering, LLC	Business Services	First lien(2)(10)	8.30% (L + 6.00%/Q)	6/30/2021	9.09%	—	20,839
28100 Torch Parkway	Business Services	First lien(2)(10)	8.30% (L + 6.00%/Q)	6/30/2021	9.12%	—	1,205
Warrenville, IL 60555

							22,044

Ensemble S Merger Sub, Inc.	Software	Subordinated(3)	9.00%/S	9/30/2023	9.97%	—	2,110
4375 Fair Lakes Court
Fairfax, VA 22033
Evo Payments International, LLC	Business Services	Second lien(2)	10.88% (L + 9.00%/M)	12/23/2024	12.28%	—	25,250
10 Glenlake Parkway	Business Services	Second lien(3)	10.88% (L + 9.00%/M)	12/23/2024	12.28%	—	5,050
South Tower, Suite 950
Atlanta, GA 30328

							30,300

First American Payment Systems, L.P.	Business Services	First lien(2)	6.44% (L + 4.75%/M)	1/5/2024	7.81%	—	6,763
100 Throckmorton Street, Suite 1800
Fort Worth, TX 76102
FPC Holdings, Inc.	Distribution & Logistics	Second lien(3)	10.88% (L + 9.00%/Q)	5/19/2023	13.33%	—	9,711
600 East. Las Colina Boulevard, Suite 400
Irving, TX 75039
FR Arsenal Holdings II Corp.	Business Services	First lien(2)(10)	9.31% (L + 7.25%/Q)	9/8/2022	10.50%	—	15,348
2100 N Eastman Road
Longview, TX 75601

Name / Address of Portfolio Company(1)	Industry	Type of Investment	Interest Rate(9)	Maturity / Expiration Date	Yield to Maturity At Cost(27)	Percent of Class Held(28)	Fair Value

							(in thousands)
Non-Controlled/Non-Affiliated Investments (continued)
Frontline Technologies Group Holdings, LLC	Education	First lien(2)(10)	8.38% (L + 6.50%/M)	9/18/2023	9.64%	—	$16,583
397 Eagleview Boulevard	Education	First lien(4)(10)	8.38% (L + 6.50%/M)	9/18/2023	9.64%	—	22,388
Exton, PA 19341	Education	First lien(3)(10)(11) —	—	9/18/2019	—	—	(58)
		Undrawn

							38,913

Harley Marine Services, Inc.	Distribution & Logistics	Second lien(2)	12.00% (L + 10.25%/M)	12/20/2019	12.74%	—	8,955
910 SW Spokane Street
Seattle, WA 98134
Help/Systems Holdings, Inc.	Software	Second lien(5)	10.05% (L+ 7.75%/Q)	3/27/2026	10.95%	—	20,130
6455 City West Parkway
Eden Prairie, MN 55344
Hill International, Inc.**	Business Services	First lien(2)(10)	7.63% (L + 5.75%/M)	6/21/2023	8.78%	—	15,603
303 Lippincott Centre
Marlton, NJ 08053
Idera, Inc.	Software	Second lien(4)	10.88% (L + 9.00%/M)	6/27/2025	12.51%	—	10,200
2950 North Loop Freeway West,
Suite 700
Houston, TX 77092
Integro Parent Inc.	Business Services	First lien(2)	7.56% (L + 5.75%/Q)	10/31/2022	8.86%	—	34,784
1 State Street Plaza, 9th Floor	Business Services	Second lien(3)	11.02% (L + 9.25%/Q)	10/30/2023	12.65%	—	9,800
New York, NY 10004

							44,584

iPipeline, Inc. (Internet Pipeline, Inc.)	Software	First lien(4)(10)	9.14% (L + 7.25%/M)	8/4/2022	10.46%	—	17,550
222 Valley Creek Boulevard, Suite 300	Software	First lien(4)(10)	8.06% (L + 6.25%/M)	8/4/2022	9.31%	—	4,543
Exton, PA 19341	Software	First lien(2)(10)	8.04% (L + 6.25%/M)	8/4/2022	9.31%	—	1,152
	Software	First lien(4)(10)	8.04% (L + 6.25%/M)	8/4/2022	9.31%	—	507
	Software	First lien(3)(10)(11) —	—	8/4/2021	—	—	—
		Undrawn

							23,752

JAMF Holdings, Inc.	Software	First lien(3)(10)	9.82% (L + 8.00%/Q)	11/11/2022	11.34%	—	8,670
100 Washington Ave S,	Software	First lien(3)(10)(11) —	—	11/11/2022	—	—	(8)
Suite 1100		Undrawn
Minneapolis, MN 55401

							8,662

J.D. Power and Associates	Business Services	Second lien(3)	10.80% (L + 8.50%/Q)	9/7/2024	11.90%	—	9,473
3200 Park Center Drive, 13th Floor
Costa Mesa, CA 92626
KeyPoint Government Solutions, Inc.	Federal Services	First lien(2)(10)	7.73% (L + 6.00%/M)	4/18/2024	9.15%	—	18,355
1750 Foxtail Drive
Loveland, CO 80538
Keystone Acquisition Corp.	Healthcare Services	First lien(2)	7.55% (L + 5.25%/Q)	5/1/2024	8.35%	—	20,024
777 East Park Drive	Healthcare Services	Second lien(3)	11.55% (L + 9.25%/Q)	5/1/2025	12.68%	—	4,556
Harrisburg, PA 17111

							24,580

Kronos Incorporated	Software	Second lien(2)	10.02% (L + 8.25%/Q)	11/1/2024	11.68%	—	37,425
297 Billerica Road
Chelmsford, MA 01824
Masergy Holdings, Inc.	Business Services	Second lien(2)	9.80% (L + 7.50%/Q)	12/16/2024	10.67%	—	10,583
2740 North Dallas Parkway, Suite 260
Plano, TX 75093
MH Sub I, LLC (Micro Holding Corp.)	Software	Second lien(3)	9.28% (L + 7.50%/Q)	9/15/2025	10.77%	—	7,101
909 North Sepulveda Blvd, 11th Floor
El Segundo, CA 90245
Ministry Brands, LLC	Software	First lien(3)	6.88% (L + 5.00%/M)	12/2/2022	7.97%	—	2,985
14488 Old Stage Road	Software	Second lien(3)(10)	11.13% (L + 9.25%/M)	6/2/2023	12.61%	—	7,840
Lenoir City, TN 37772	Software	Second lien(3)(10)	11.13% (L + 9.25%/M)	6/2/2023	12.61%	—	2,160
	Software	First lien(3)(10)(11) —	6.78% (L + 5.00%/Q)	12/2/2022	7.99%	—	600
		Drawn
	Software	First lien(3)(10)(11) —	—	12/2/2022	7.99%	—	—
		Undrawn

							13,585

Navicure, Inc.	Healthcare Services	Second lien(3)	9.38% (L + 7.50%/M)	10/31/2025	10.63%	—	31,627
2055 Sugarloaf Circle Suite 600
Duluth, GA 30097
Netsmart Inc. / Netsmart
Technologies, Inc.	Healthcare Information Technology	Second lien(2)	11.38% (L + 9.50%/Q)	10/19/2023	13.27%	—	15,075
4950 College Boulevard
Overland Park, KS 66211
NM GRC Holdco, LLC	Business Services	First lien(2)	7.80% (L + 5.50%/Q)	2/9/2024	8.52%	—	38,735
8401 Colesville Road,	Business Services	First lien(3)(10)(11) —	—	2/9/2024	—	—	(29)
		Undrawn
Suite 700
Silver Spring, MD 20910

							38,706

Name / Address of Portfolio Company(1)	Industry	Type of Investment	Interest Rate(9)	Maturity / Expiration Date	Yield to Maturity At Cost(27)	Percent of Class Held(28)	Fair Value

							(in thousands)
Non-Controlled/Non-Affiliated Investments (continued)
nThrive, Inc. (fka Precyse Acquisition Corp.)	Healthcare Services	Second lien(2)(10)	11.63% (L + 9.75%/M)	4/20/2023	13.39%	—	$12,574
200 North Point Center East, Suite 600
Alpharetta, GA 30022
OEConnection LLC	Business Services	Second lien(3)	10.46% (L + 8.00%/Q)	11/22/2025	11.40%	—	20,213
4205 Highlander Parkway
Richfield, OH 44286
Pathway Partners Vet Management Company LLC	Consumer Services	Second lien(4)	9.88% (L + 8.00%/M)	10/10/2025	11.22%	—	5,527
4225 Guadalupe St	Consumer Services	Second lien(4)(11) —	9.88% (L + 8.00%/M)	10/10/2025	11.22%	—	694
		Drawn
Austin, TX 78751	Consumer Services	Second lien(4)(11) —	—	10/10/2025	11.22%	—	(9)
		Undrawn

							6,212

Pelican Products, Inc.	Business Products	Second lien(2)	10.13% (L + 8.25%/Q)	4/9/2021	11.13%	—	9,548
23215 Early Avenue
Torrance, CA 90505
Peraton Holding Corp. (fka MHVC Acquisition Corp.)	Federal Services	First lien(2)	7.56% (L + 5.25%/Q)	4/29/2024	8.22%	—	14,099
12975 Worldgate Drive, Suite 700
Herndon, VA 20170
PowerPlan Holdings, Inc.	Software	Second lien(2)(10)	10.88% (L + 9.00%/Q)	2/23/2023	12.36%	—	10,000
300 Galleria Parkway, Suite 2100
Atlanta, GA 30339
Project Accelerate Parent, LLC	Business Services	Second lien(3)(10)	10.19% (L + 8.50%/Q)	1/2/2026	11.92%	—	13,305
8320 Arkansas 107
Sherwood, AR 72120
ProQuest LLC	Business Services	Second lien(3)	10.88% (L + 9.00%/M)	12/15/2022	12.60%	—	11,620
789 East Eisenhower Parkway
Ann Arbor, MI 48108
QC McKissock Investment, LLC(14)	Education	First lien(2)(10)	8.30% (L + 6.00%/Q)	8/5/2021	9.01%	—	3,051
218 Liberty Street
Warren, PA 16365
QC McKissock Investment, LLC	Education	First lien(2)(10)	8.30% (L + 6.00%/Q)	8/5/2021	9.03%	—	6,399
McKissock, LLC	Education	First lien(2)(10)	8.30% (L + 6.00%/Q)	8/5/2021	9.03%	—	985

							10,435

Quest Software US Holdings Inc.	Software	First lien(2)	7.27% (L + 5.50%/M)	10/31/2022	8.72%	—	10,095
4 Polaris Way
Aliso Veijo, CA 92656
Salient CRGT Inc.	Federal Services	First lien(2)	7.63% (L + 5.75%/M)	2/28/2022	8.99%	—	40,380
11921 Freedom Drive, Suite 1000
Reston, VA 20190
Severin Acquisition, LLC	Software	Second lien(4)(10)	10.63% (L + 8.75%/M)	7/29/2022	12.09%	—	15,000
10911 White Rock Road, Suite 200	Software	Second lien(3)(10)	10.63% (L + 8.75%/M)	7/29/2022	12.20%	—	14,518
Rancho Cordova, CA 95670	Software	Second lien(4)(10)	10.63% (L + 8.75%/M)	7/29/2022	12.10%	—	4,154
	Software	Second lien(4)(10)	11.13% (L + 9.25%/M)	7/29/2022	12.65%	—	3,273
	Software	Second lien(3)(10)	10.88% (L + 9.00%/M)	7/29/2022	12.40%	—	2,361
	Software	Second lien(3)(10)	11.13% (L + 9.25%/M)	7/29/2022	12.67%	—	1,825
	Software	Second lien(4)(10)	11.13% (L + 9.25%/M)	7/29/2022	12.67%	—	300

							41,431

Shine Acquisition Co. S.à.r.l / Boing US Holdco Inc.**	Consumer Services	Second lien (3)	9.29% (L + 7.50%/Q)	10/3/2025	10.72%	—	40,480
35-37 Amersham Hill
High Wycombe, Buckinghamshire HP13 6NU
Solera LLC / Solera Finance, Inc.	Software	Subordinated(3)	10.50%/S	3/1/2024	11.96%	—	5,588
1301 Solana Boulevard,
Building #2, Suite 2100
Westlake, TX 76262
SSH Group Holdings, Inc.	Education	First lien(2)(10)	7.45% (L + 5.00%/Q)	10/2/2024	7.99%	—	8,344
12930 Saratoga Avenue	Education	Second lien(3)(10)	11.45% (L + 9.00%/Q)	10/2/2025	12.41%	—	3,329
Saratoga, CA 95070

							11,673

SW Holdings, LLC	Business Services	Second lien(4)(10)	11.05% (L + 8.75%/Q)	12/30/2021	12.10%	—	18,260
1900 Avenue of the Stars
Los Angeles, CA 90067
Tenawa Resource Holdings LLC(13)	Energy	First lien(3)(10)	10.50% (Base + 8.00%/Q)	10/30/2024	11.68%	—	39,800
333 Clay Street, Suite 4060
Houston, TX 77002
Tenawa Resource Management LLC	Energy	Ordinary shares(7)(10)	—	—	—	4.77%	7,855
QID NGL LLC	Energy	Preferred shares(7)(10)	—	—	—	4.77%	970

							48,625

TIBCO Software Inc.	Software	Subordinated(3)	11.38%/S	12/1/2021	12.54%	—	16,359
3303 Hillview Avenue
Palo Alto, CA 94304
Trader Interactive, LLC	Business Services	First lien(2)(10)	7.85% (L + 6.00%/M)	6/17/2024	9.10%	—	26,919
150 Granby Street	Business Services	First lien(3)(10)(11) — Undrawn	—	6/15/2023	—	—	(13)
Norfolk, VA 23510

							26,906

Name / Address of Portfolio Company(1)	Industry	Type of Investment	Interest Rate(9)	Maturity / Expiration Date	Yield to Maturity At Cost(27)	Percent of Class Held(28)	Fair Value

							(in thousands)
Non-Controlled/Non-Affiliated Investments (continued)
Transcendia Holdings, Inc.	Packaging	Second lien(3)	9.88% (L + 8.00%/M)	5/30/2025	11.39%	—	$14,391
9201 West Belmont Avenue
Franklin Park, IL 60131
TWDiamondback Holdings Corp.(15)	Distribution & Logistics	First lien(4)(10)	11.22% (L + 8.75%/Q)	11/19/2019	11.69%	—	19,895
7631 East Indian School Road
Scottsdale, AZ 85251
Diamondback Drugs of Delaware, L.L.C. (TWDiamondback II Holdings LLC)	Distribution & Logistics	First lien(3)(10)	10.79% (L + 8.75%/Q)	11/19/2019	11.69%	—	2,158
	Distribution & Logistics	First lien(4)(10)	10.79% (L + 8.75%/Q)	11/19/2019	11.69%	—	605
TWDiamondback Holdings Corp.	Distribution & Logistics	Preferred shares(4)(10)	—	—	—	5.44%	4,508

							27,166

TW-NHME Holdings Corp.(20)	Healthcare Services	Second lien(4)(10)	11.55% (L + 9.25%/Q)	7/14/2022	12.71%	—	20,702
7451 Airport Freeway	Healthcare Services	Second lien(3)(10)	11.55% (L + 9.25%/Q)	7/14/2022	12.71%	—	5,585
Richland Hills, TX 76118
National HME, Inc.
TW-NHME Holdings Corp.	Healthcare Services	Preferred shares(4)(10)	—	—	—	1.21%	409
	Healthcare Services	Preferred shares(4)(10)	—	—	—	0.19%	64
	Healthcare Services	Preferred shares(4)(10)	—	—	—	0.07%	25
	Healthcare Services	Preferred shares(3)(10)	—	—	—	0.48%	162

							26,947

Valet Waste Holdings, Inc.	Business Services	First lien(2)(10)	8.14% (L + 6.25%/M)	9/24/2021	9.43%	—	29,250
100 South Ashley Drive, Suite 700
Tampa, FL 33602	Business Services	First lien(2)(10)	8.14% (L + 6.25%/M)	9/24/2021	9.45%	—	3,722
	Business Services	First lien(3)(10)(11) — Drawn	8.89% (L + 7.00%/M)	9/24/2021	10.41%	—	600

							33,572

Vectra Co.	Business Products	Second lien(3)	8.96% (L + 7.25%/M)	3/8/2026	10.39%	—	10,896
120 S. Central Avenue, Suite 200
St. Louis, MO 63105
Vencore, Inc. (fka The SI Organization Inc.)	Federal Services	Second lien(3)	10.63% (L + 8.75%/Q)	5/23/2020	12.34%	—	4,439
15052 Conference Center Drive
Chantilly, VA 20151
VetCor Professional Practices LLC	Consumer Services	First lien(4)	8.56% (L + 6.25%/Q)	4/20/2021	9.44%	—	19,085
350 Lincoln Place	Consumer Services	First lien(2)	8.56% (L + 6.25%/Q)	4/20/2021	9.44%	—	7,704
Hingham, MA 02043	Consumer Services	First lien(3)(11) — Drawn	8.56% (L + 6.25%/Q)	4/20/2021	9.84%	—	5,998
	Consumer Services	First lien(4)	8.56% (L + 6.25%/Q)	4/20/2021	9.38%	—	2,647
	Consumer Services	First lien(2)	8.56% (L + 6.25%/Q)	4/20/2021	9.73%	—	1,630
	Consumer Services	First lien(4)	8.56% (L + 6.25%/Q)	4/20/2021	9.71%	—	494
	Consumer Services	First lien(3)(11) — Drawn	8.56% (L + 6.25%/Q)	4/20/2021	—	—	1,884
	Consumer Services	First lien(3)(11) — Undrawn	—	4/20/2021	—	—	3
	Consumer Services	First lien(3)(11) — Undrawn	—	12/29/2019	9.71%	—	8

							39,453

VF Holding Corp.	Software	Second lien(3)(10)	10.88% (L + 9.00%/M)	6/28/2024	11.74%	—	17,427
11724 NE 195th Street
Bothell, WA 98011
WD Wolverine Holdings, LLC	Healthcare Services	First lien(2)	7.38% (L + 5.50%/Q)	8/16/2022	9.18%	—	9,671
500 Eagles Landing Drive
Lakeland, FL 33810
Wirepath LLC	Distribution & Logistics	First lien(2)	6.80% (L + 4.50%/Q)	8/5/2024	7.46%	—	27,895
1800 Continental Boulevard, Suite 200
Charlotte, North Carolina 28273
Xactly Corporation	Software	First lien(4)(10)	9.14% (L + 7.25%/M)	7/29/2022	10.53%	—	14,543
300 Park Avenue, Suite 1700	Software	First lien(3)(10)(11) — Undrawn	—	7/29/2022	—	—	(10)
San Jose, California 95110

							14,533

York Risk Services Holding Corp.	Business Services	Subordinated(3)	8.50%/S	10/1/2022	8.77%	—	2,820
99 Cherry Hill Road, Suite 102
Parsippany, NJ 07054
Zywave, Inc.	Software	Second lien(4)(10)	10.87% (L + 9.00%/Q)	11/17/2023	12.34%	—	11,022
10100 Innovation Drive, Suite 300	Software	First lien(3)(10)(11) — Drawn	6.57%(L + 5.00%/Q)	11/17/2022	8.06%	—	500
Milwaukee, WI 53226	Software	First lien(3)(10)(11) — Undrawn	—	11/17/2022	8.06%	—	—

							11,522

Total Non-Controlled/Non-Affiliated Investments							$1,583,047

Name / Address of Portfolio Company(1)	Industry	Type of Investment	Interest Rate(9)	Maturity / Expiration Date	Yield to Maturity At Cost(27)	Percent of Class Held(28)	Fair Value

							(in thousands)
Non-Controlled/Affiliated Investments(25)
HI Technology Corp.	Business Services	Preferred shares(3)(10)(21)	—	—	14.41%	100.00%	$107,450
250 Williams Street
Atlanta, GA 30303
NMFC Senior Loan Program I LLC**	Investment Fund	Membership interest(3)(10)	—	—	12.56%	24.73%	23,000
787 Seventh Avenue,
48th Floor New York, NY 10019
Permian Holdco 2, Inc.	Energy	Subordinated(3)(10)	14.00% PIK/Q*	10/15/2021	10.38%	—	2,077
2701 West Interstate 20	Energy	Subordinated(3)(10)(11)	14.00% PIK/Q*	10/15/2021	10.38%	—	1,070
Odessa, TX 79766
Permian Holdco 1, Inc.	Energy	Preferred shares(3)(10)(17)	—	—	19.04%	13.66%	8,890
	Energy	Ordinary shares(3)(10)	—	—	—	13.66%	786

							12,823

Sierra Hamilton Holdings Corporation	Energy	Ordinary shares(2)(10)	—	—	—	25.26%	11,208
777 Post Oak Boulevard, Suite 400	Energy	Ordinary shares(3)(10)	—	—	—	25.26%	1,248
Houston, TX 77056

							12,456

Total Non-Controlled/Affiliated Investments							$155,729

Controlled Investments(26)
Edmentum, Inc. (fka Plato, Inc.) (Archipelago Learning, Inc.)	Education	Subordinated(3)(10)	8.50% PIK/Q*	6/9/2020	8.82%	—	$4,588
5600 West 83rd Street,	Education	Subordinated(2)(10)	10.00% PIK/Q*	6/9/2020	10.38%	—	13,751
8200 Tower, Suite 300	Education	Subordinated(3)(10)	10.00% PIK/Q*	6/9/2020	10.38%	—	3,383
Bloomington, MN 55437	Education	Second lien(3)(10)	7.00% PIK/Q*	12/9/2021	10.35%	—	9,859
	Education	Ordinary shares(3)(10)	—	—	—	36.21%	84
Edmentum, Inc. (fka Plato, Inc.) (Archipelago Learning, Inc.)	Education	Ordinary shares(2)(10)	—	—	—	36.21%	72
	Education	Warrants(3)(10)	—	5/5/2026	—	36.21%	769
	Education	Second lien(3)(10)(11) — Drawn	5.00% PIK/Q*	6/9/2020	5.10%	—	4,881
	Education	Second lien(3)(10)(11) — Undrawn	—	6/9/2020	5.10%	—	—

							37,387

NM APP Canada Corp.**	Net Lease	Membership interest(8)(10)	—	—	—	100.00%	8,234
2200 HSBC Building
885 West Georgia Street
Vancouver, BC V6C 3E8, Canada
NM APP US LLC	Net Lease	Membership interest(8)(10)	—	—	—	100.00%	5,206
787 Seventh Avenue,
48th Floor New York, NY 10019
NM CLFX LP	Net Lease	Membership interest(8)(10)	—	—	—	100.00%	12,538
787 Seventh Avenue,
48th Floor New York, NY 10019
NM DRVT LLC	Net Lease	Membership interest(8)(10)	—	—	—	100.00%	5,446
787 Seventh Avenue,
48th Floor New York, NY 10019
NM JRA LLC	Net Lease	Membership interest(8)(10)	—	—	—	100.00%	2,215
787 Seventh Avenue,
48th Floor New York, NY 10019
NM GLCR LLC	Net Lease	Membership interest(8)(10)	—	—	—	100.00%	14,750
787 Seventh Avenue,
48th Floor New York, NY 10019
NM KRLN LLC	Net Lease	Membership interest(8)(10)	—	—	—	100.00%	8,328
787 Seventh Avenue,
48th Floor New York, NY 10019
NMFC Senior Loan Program II LLC**	Investment Fund	Membership interest(3)(10)	—	—	13.65%	79.40%	79,400
787 Seventh Avenue,
48th Floor New York, NY 10019

Name / Address of Portfolio Company(1)	Industry	Type of Investment	Interest Rate(9)	Maturity / Expiration Date	Yield to Maturity At Cost(27)	Percent of Class Held(28)	Fair Value

							(in thousands)
Controlled Investments (continued)
UniTek Global Services, Inc.	Business Services	First lien(2)(10)	10.81% (L + 8.50%/Q)	1/13/2019	11.27%	—	$10,846
Gwynedd Hall	Business Services	First lien(2)(10)	10.81% (L + 7.50%/M)	1/13/2019	11.27%	—	799
1777 Sentry Parkway West, Suite 302	Business Services	Subordinated(2)(10)	15.00% PIK/Q*	7/13/2019	15.87%	—	2,079
Blue Bell, PA 19422	Business Services	Subordinated(3)(10)	15.00% PIK/Q*	7/13/2019	15.87%	—	1,244
	Business Services	First lien(3)(10)(11) —	—	1/13/2019	—	—	—
		Undrawn
	Business Services	First lien(3)(10)(11) —	—	1/13/2019	—	—	—
		Undrawn
	Business Services	Preferred shares(2)(10)(18)	—	—	24.59%	26.76%	20,413
	Business Services	Preferred shares(3)(10)(18)	—	—	24.59%	26.76%	5,641
	Business Services	Ordinary shares(2)(10)	—	—	—	28.63%	6,787
	Business Services	Ordinary shares(3)(10)	—	—	—	28.63%	6,454
	Business Services	Preferred shares(3)(10)(19)	—	—	—	33.00%	11,380
	Business Services	Warrants(3)(10)	—	12/31/2018	—	33.00%	—

							65,643

Total Controlled Investments							$239,147

Total Investments							$1,977,923

(1)
We generally acquires investments in private transactions exempt from registration under the Securities Act. These investments are generally subject to certain limitations on resale, and may be deemed to be "restricted securities" under the Securities Act.

(2)
Investment is pledged as collateral for the Holdings Credit Facility, a revolving credit facility among us as Collateral Manager, NMF Holdings as the Borrower, Wells Fargo Securities, LLC as the Administrative Agent, and Wells Fargo Bank, National Association, as the Lender and Collateral Custodian.

(3)
Investment is pledged as collateral for the NMFC Credit Facility, a revolving credit facility among us as the Borrower and Goldman Sachs Bank USA as the Administrative Agent and the Collateral Agent and Goldman Sachs Bank USA, Morgan Stanley Bank, N.A. and Stifel Bank & Trust as Lenders.

(4)
Investment is held in New Mountain Finance SBIC, L.P.

(5)
Investment is held in New Mountain Finance SBIC II, L.P.

(6)
Investment is held in NMF Ancora Holdings, Inc.

(7)
Investment is held in NMF QID NGL Holdings, Inc.

(8)
Investment is held in New Mountain Net Lease Corporation.

(9)
All interest is payable in cash unless otherwise indicated. A majority of the variable rate debt investments bear interest at a rate that may be determined by reference to the London Interbank Offered Rate (L), the Prime Rate (P) and the alternative base rate (Base) and which resets monthly (M), quarterly (Q), semi-annually (S) or annually (A). For each investment the current interest rate provided reflects the rate in effect as of March 31, 2018.

(10)
The fair value of the investment is determined using unobservable inputs that are significant to the overall fair value measurement.

(11)
Par Value amounts represent the drawn or undrawn (as indicated in type of investment) portion of revolving credit facilities or delayed draws. Cost amounts represent the cash received at settlement date net the impact of paydowns and cash paid for drawn revolvers or delayed draws.

(12)
We hold investments in Education Management Corporation and one related entity of Education Management Corporation. We hold series A-1 convertible preferred stock and common stock in Education Management Corporation and hold a tranche A first lien term loan and a tranche B first lien term loan in Education Management II LLC, which is an indirect subsidiary of Education Management Corporation.

(13)
We hold investments in three related entities of Tenawa Resource Holdings LLC. We hold 4.77% of the common units in QID NGL LLC (which at closing represented 98.1% of the ownership in the common units in Tenawa Resource Holdings LLC), class A preferred units in QID NGL LLC and a first lien investment in Tenawa Resource Management LLC, a wholly-owned subsidiary of Tenawa Resource Holdings LLC.

(14)
We hold investments in QC McKissock Investment, LLC and one related entity of QC McKissock, LLC. We hold a first lien term loan in QC McKissock Investment, LLC (which at closing represented 71.1% of the ownership in the Series A common units of McKissock Investment Holdings, LLC) and hold a first lien term loan and a delayed draw term loan in McKissock, LLC, which is wholly-owned subsidiary of McKissock Investment Holdings, LLC.

(15)
We hold investments in TWDiamondback Holdings Corp. and one related entity of TWDiamondback Holdings Corp. We hold preferred equity in TWDiamondback Holdings Corp. and hold a first lien last out term loan and a delayed draw term loan in Diamondback Drugs of Delaware LLC, a wholly-owned subsidiary of TWDiamondback Holdings Corp.

(16)
We hold investments in Edmentum Ultimate Holdings, LLC and its related entities. We hold subordinated notes and ordinary equity in Edmentum Ultimate Holdings, LLC and hold a second lien revolver in Edmentum, Inc. and Archipelago Learning, Inc., which are wholly-owned subsidiaries of Edmentum Ultimate Holdings, LLC.

(17)
We hold preferred equity in Permian Holdco 1, Inc. that is entitled to receive cumulative preferential dividends at a rate of 12.0% per annum payable in additional shares.

(18)
We hold preferred equity in UniTek Global Services, Inc. that is entitled to receive cumulative preferential dividends at a rate of 13.5% per annum payable in additional shares.

(19)
We hold preferred equity in UniTek Global Services, Inc. that is entitled to receive cumulative preferential dividends at a rate of 19.0% per annum payable in additional shares.

(20)
We hold equity investments in TW-NHME Holdings Corp., as well as a second lien term loan investment in National HME, Inc., a wholly-owned subsidiary of TW-NHME Holdings Corp.

(21)
We hold convertible preferred equity in HI Technology Corp that is accruing dividends at a rate of 15.0% per annum.

(22)
We hold preferred equity in Bach Special Limited (Bach Preference Limited) that is entitled to receive cumulative preferential dividends at a rate of 12.25% per annum payable in additional shares.

(23)
We hold preferred equity in Avatar Topco, Inc., and hold a second lien term loan investment in EAB Global, Inc., a wholly-owned subsidiary of Avatar Topco, Inc. The preferred equity is entitled to receive cumulative preferential dividends at a rate of L + 11.00% per annum.

(24)
Investment is on non-accrual status.

(25)
Denotes investments in which we are an "Affiliated Person", as defined in the Investment Company Act of 1940, as amended, due to owning or holding the power to vote 5.0% or more of the outstanding voting securities of the investment but not controlling the company.

(26)
Denotes investments in which we are in "Control", as defined in the Investment Company Act of 1940, as amended, due to owning or holding the power to vote 25.0% or more of the outstanding voting securities of the investment.

(27)
Assumes that all investments not on non-accrual are purchased at cost on the quarter end date and held until their respective maturities with no prepayments or losses and exited at par at maturity. This calculation excludes the impact of existing leverage. Yield to Maturity at Cost uses the London Interbank Offered Rate ("LIBOR") curves at each quarter's respective end date.

(28)
Percent of class held is presented only for equity positions and represents only our share of that investment. It is not calculated on a fully-diluted basis.

*
All or a portion of interest contains PIK interest.

**
Indicates assets that we deem to be "non-qualifying assets" under Section 55(a) of the Investment Company Act of 1940, as amended. Qualifying assets must represent at least 70.00% of our total assets at the time of acquisition of any additional non-qualifying assets. As of December 31, 2017, 11.0% of our total assets were non-qualifying assets.

          Set forth below is a brief description of each portfolio company in which we have made an investment that represents greater than 5.0% of our total assets as of March 31, 2018:

          HI Technology Corp. is a business services company that operates in the payment solutions sector. It is a market leader and partners with hundreds of companies both domestically and abroad. The company is driven by technology and controls numerous patents.

MANAGEMENT

Board of Directors and Executive Officers

          Our business and affairs are managed under the direction of our board of directors. Our board of directors appoints our officers, who serve at the discretion of our board of directors. Our board of directors has an audit committee, a nominating and corporate governance committee, a valuation committee and a compensation committee and may establish additional committees from time to time as necessary.

          Our board of directors consists of seven members, four of whom are classified under applicable NYSE listing standards as "independent" directors and under Section 2(a)(19) of the 1940 Act as non-interested persons. Pursuant to our governing documents, our directors are divided into three classes. Each class of directors will hold office for a three-year term. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. Our governing documents also give our board of directors sole authority to appoint directors to fill vacancies that are created either through an increase in the number of directors or due to the resignation, removal or death of any director.

Directors

          Information regarding our board of directors is set forth below. The directors have been divided into two groups — independent directors and interested directors. Interested directors are "interested persons" of NMFC as defined in Section 2(a)(19) of the 1940 Act. The address for each director is c/o New Mountain Finance Corporation, 787 Seventh Avenue, 48th Floor, New York, New York 10019.

Name	Age	Position	Director Since	Expiration of Term

Independent Directors
David Ogens	64	Director	2010	2021
Alfred F. Hurley, Jr.	63	Director	2010	2019
Kurt J. Wolfgruber	67	Director	2010	2020
Rome G. Arnold III	62	Director	2017	2020
Interested Directors
Steven B. Klinsky	62	Chairman of the board of directors	2010	2020
Robert A. Hamwee	48	Chief Executive Officer and Director	2010	2019
Adam B. Weinstein	39	Executive Vice President, Chief Administrative Officer and Director	2012	2021

Executive Officers Who Are Not Directors

          Information regarding our executive officers who are not directors is set forth below.

Name	Age	Position

Karrie J. Jerry	44	Chief Compliance Officer and Corporate Secretary
Shiraz Y. Kajee	38	Chief Financial Officer and Treasurer
John R. Kline	42	President and Chief Operating Officer

          The address for each executive officer is c/o New Mountain Finance Corporation, 787 Seventh Avenue, 48th Floor, New York, New York 10019.

 Biographical Information

Directors

          Each of our directors has demonstrated high character and integrity, superior credentials and recognition in his respective field and the relevant expertise and experience upon which to be able to offer advice and guidance to our management. Each of our directors also has sufficient time available to devote to our affairs, is able to work with the other members of the board of directors and contribute to our success and can represent the long-term interests of our stockholders as a whole. We have selected our current directors to provide a range of backgrounds and experience to our board of directors. Set forth below is biographical information for each director, including a discussion of the director's particular experience, qualifications, attributes or skills that led us to conclude, as of the date of this prospectus, that the individual should serve as a director, in light of our business and structure.

Independent Directors

          David Ogens has been a director of NMFC since November 2010. Mr. Ogens has served as the President and a Director of Med Inc. since 2011, a company that provides complex rehabilitation services to patients with serious muscular/neuro diseases. Previously, Mr. Ogens served as Senior Managing Director and Head of Investment Banking at Leerink Swann LLC, a specialized healthcare investment bank focused on emerging growth healthcare companies, from 2005 to 2009. Prior to serving at Leerink Swann LLC, Mr. Ogens was Chairman and Co-Founder of SCS Financial Services, LLC, a private wealth management firm. Before co-founding SCS Financial Services, LLC in 2002, Mr. Ogens was a Managing Director in the Investment Banking Division of Goldman, Sachs & Co, where he served as a senior investment banker and a head of the High Technology Investment Banking Group. Mr. Ogens received his Bachelor of Arts ("B.A." or "A.B.") and Master of Business Administration ("M.B.A.") from the University of Virginia.

          Mr. Ogens brings his experience in wealth management and investment banking, including experience with debt issuances, as well as industry-specific expertise in the healthcare industry to our board of directors. This background positions Mr. Ogens well to serve as our director.

          Kurt J. Wolfgruber has been a director of NMFC since November 2010, and is currently a private investor. Mr. Wolfgruber served as President of OppenheimerFunds, Inc., an investment management company, from March 2007 until his departure in May of 2009, during which time he was responsible for OppenheimerFunds, Inc.'s Retail and Wealth Management business units. During such period, Mr. Wolfgruber also served as Chief Investment Officer, overseeing the direction of OppenheimerFunds, Inc.'s investment organization and directing the underlying investment process. Mr. Wolfgruber joined OppenheimerFunds, Inc. in April 2000 as Senior Investment Officer and Director of Domestic Equities, in which position he was responsible for the investment process of the assets managed by OppenheimerFunds, Inc.'s Domestic Equity Portfolio teams. In 2003, Mr. Wolfgruber was named Executive Vice President and Chief Investment Officer of OppenheimerFunds, Inc. with oversight responsibilities for all investment functions including equity and fixed income research and portfolio management, trading and risk management. Prior to joining OppenheimerFunds, Inc., Mr. Wolfgruber spent 26 years at JPMorgan Investment Management in various research, portfolio management and management leadership roles. He has served as a Trustee to Exchange Traded Concepts since 2012. Mr. Wolfgruber received his B.A. in Economics from Ithaca College and his M.B.A. from the University of Virginia. He is also a Chartered Financial Analyst.

          Mr. Wolfgruber brings experience in portfolio management and his abilities as a chartered financial analyst to our board of directors. This background positions Mr. Wolfgruber well to serve as our director.

          Alfred F. Hurley, Jr.    has been a director of NMFC since November 2010. He was a Vice Chairman of Emigrant Bank and Emigrant Bancorp (collectively, the "Bank") from 2007 and 2009, respectively, to December 2012 and was a consultant to the Bank during 2013. His responsibilities at the Bank included advising the Bank's CEO on acquisitions and divestitures, asset/liability management, and new products. In addition, he was the Chairman of the Bank's Credit and Risk Management Committee from 2008 to 2012 and the Bank's acting Chief Risk Officer until January 2012. Before joining the Bank, Mr. Hurley was the Chief Executive Officer of M. Safra & Co., a private money management firm, from 2004 to 2007. Prior to joining M. Safra & Co., Mr. Hurley worked at Merrill Lynch ("ML") from 1976 to 2004. His most recent management positions included serving as Senior Vice President of ML & Co. and Head of Global Private Equity Investing, Managing Director and Head of Japan Investment Banking and Capital Markets, Managing Director and Co-Head of the Global Manufacturing and Services Group, and Managing Director and Head of the Global Automotive Aerospace and Transportation Group. As part of the management duties described above, he was a member of the Corporate and Institutional Client Group ("CICG") Executive Committee which had global responsibility for the firm's equity, debt, investment banking and private equity businesses, a member of the Japan CICG Executive Committee, and a member of the Global Investment Banking Management and Operating Group Committees. Mr. Hurley is also a member of the board of directors of Merrill Corporation, which is a privately held company that provides outsourced solutions for complex, regulated and confidential business information, where he serves as Chairman of the Compensation and Governance and Human Resources Committee and as a member of the Audit Committee. Since June 2016, Mr. Hurley has served as a member of the board of directors of The Stars Group Inc., a publicly listed technology gaming company, where he serves as Chairman of the Corporate Governance, Nominating & Compensation Committee. Since December 2017, Mr. Hurley has been the Fortress Voting Proxy and Voting Proxy Appointed Manager for LSQ to the Ligado Networks, Inc. Board of Managers. Since February 2014, Mr. Hurley is the sole member of a consulting business, Alfred F. Hurley, Jr. & Company, LLC. Mr. Hurley graduated from Princeton University with an A.B. in History, cum laude.

          Mr. Hurley brings his experience in risk management as well as his experience in the banking and money management industries to our board of directors. This background positions Mr. Hurley well to serve as our director.

          Rome G. Arnold III has been a director of NMFC since March 2017. Since January 2017, Mr. Arnold has served as a Senior Advisor at Rose and Co., a financial-technology startup company with a focus on digital media. From January 2012 through August 2016, Mr. Arnold was a Managing Director at UBS Securities in their Energy Group, serving as the Head of Oil Field Services. In addition, Mr. Arnold currently serves as a director of Forbes Energy Services Ltd., an independent oilfield services contractor. Mr. Arnold received his B.A., cum laude, in Psychology and History of Art from Yale College. He received his M.B.A. from Harvard Business School, with High Distinction (Baker Scholar).

          Mr. Arnold brings his vast experience in investment banking and energy focus to our board of directors. This background positions Mr. Arnold well to serve as our director.

Interested Directors

          Steven B. Klinsky has served as Chairman of the board of directors of NMFC since July 2010. Mr. Klinsky is the Founder of New Mountain Capital and has served as New Mountain Capital's Chief Executive Officer since its inception in 1999. Prior to 1999, Mr. Klinsky served as a General Partner and an Associate Partner with Forstmann Little & Co. and co-founded Goldman, Sachs & Co.'s Leveraged Buyout Group. He currently serves on the board of directors of Gary Klinsky Children Centers, American Investment Council, Victory Education Partners, Avantor Performance Materials Holdings, Inc. and IRI Group Holdings, Inc. Mr. Klinsky received his B.A. in

Economics and Political Philosophy from the University of Michigan. He received his M.B.A. from Harvard Business School and his J.D. from Harvard Law School.

          From his experience as an executive or director of public and private companies of financial advisory and private equity companies, Mr. Klinsky brings broad financial advisory and investment management expertise to the board of directors. Mr. Klinsky's intimate knowledge of our business and operations, as a Managing Director, Founder and Chief Executive Officer of New Mountain Capital and his experience as a board member or chairman of other publicly-held companies, positions him well to serve as the chairman of our board of directors.

          Robert A. Hamwee has served on the board of directors of NMFC since July 2010. Mr. Hamwee has served as NMFC's Chief Executive Officer since July 2010. Mr. Hamwee has also served as a Managing Director of New Mountain Capital since 2008. Prior to joining New Mountain Capital, Mr. Hamwee served as a Senior Executive of GSC Group Inc. ("GSC"), a leading institutional investment manager of alternative assets, where he had day-to-day responsibility for managing GSC's control distressed debt funds from 1999 to 2008. Prior to 1999, Mr. Hamwee held various positions at Greenwich Street Capital Partners, the predecessor to GSC, and with The Blackstone Group. Mr. Hamwee has chaired numerous Creditor Committees and Bank Steering Groups, and was formerly a director of a number of public and private companies, including Envirosource, Purina Mills, and Viasystems. Mr. Hamwee currently serves on the board of Edmentum, Inc., an NMFC portfolio company. Additionally, Mr. Hamwee is the founder, majority stockholder and serves on the board of directors of Boulevard Arts, Inc., a development stage company which is developing art education applications for virtual reality platforms. Mr. Hamwee received his Bachelor of Business Administration ("B.B.A.") in Finance and Accounting from the University of Michigan.

          Mr. Hamwee's depth of experience in managerial operational positions in investment management and financial services and as a member of other corporate boards of directors, as well as his intimate knowledge of our business and operations, provides our board of directors valuable industry- and company-specific knowledge and expertise.

          Adam B. Weinstein has served on the board of directors of NMFC since July 2012. Mr. Weinstein has served as our Executive Vice President and Chief Administrative Officer since January 2013 and previously served as our Chief Financial Officer and Treasurer from July 2010. Mr. Weinstein also serves as a Managing Director and Chief Financial Officer of New Mountain Capital and has been in various roles since joining in 2005. Prior to joining New Mountain Capital in 2005, Mr. Weinstein was a Manager at Deloitte & Touche LLP and worked in that firm's merger and acquisition and private equity investor services areas. He also currently serves as a director of Bellerophon Therapeutics Inc., Great Oaks Foundation and Victory Education Partners. Mr. Weinstein sits on a number of boards of directors for professional and non-profit organizations. Mr. Weinstein received his B.S. from Binghamton University, is a member of the AICPA and is a New York State Certified Public Accountant.

          Mr. Weinstein brings his industry-specific expertise and background in accounting to our board of directors. This background positions Mr. Weinstein well to serve as our director.

Executive Officers Who Are Not Directors

          Karrie J. Jerry has served as Chief Compliance Officer ("CCO") and Corporate Secretary of NMFC since June 2015. Ms. Jerry joined NMFC in 2011 and served as NMFC's Compliance Vice President and Assistant Corporate Secretary prior to her appointment as CCO. From 2005 until 2011, Ms. Jerry served as a Compliance Associate and Assistant Corporate Secretary at Apollo Investment Corporation ("Apollo"), a publicly traded business development company. While at Apollo, Ms. Jerry also served in compliance and corporate governance oversight roles of Apollo's other publicly listed funds, which included a real estate investment trust and one other closed-end fund. Ms. Jerry received a B.S. degree in Paralegal Studies from Boston University.

          Shiraz Y. Kajee has served as Chief Financial Officer and Treasurer of NMFC since December 2015. Prior to joining NMFC, Mr. Kajee was the Head of U.S. Finance at Man Investments from 2012 to 2015, where he was responsible for the accounting, tax and treasury functions for the U.S. operations of Man Group plc, a United Kingdom based alternative asset manager. From 2010 to 2012, Mr. Kajee was a Vice President of Private Wealth Finance at Goldman, Sachs & Co. and from 2006 to 2010 was a Senior Vice President of Corporate Loans Finance at Citigroup Inc. Mr. Kajee began his career at Ernst & Young LLP within their Financial Services Office Assurance practice. Mr. Kajee received both his Master of Science ("M.S.") in Accounting and a Bachelor of Business Administration ("B.B.A.") in Finance from Baruch College — City University of New York. He is a New York State Certified Public Accountant and a Chartered Global Management Accountant.

          John R. Kline has served as NMFC's President since July 2016 and Chief Operating Officer since January 2013. Mr. Kline also serves as a Managing Director of New Mountain Capital. Prior to joining New Mountain Capital in 2008, he worked at GSC Group Inc. from 2001 to 2008 as an investment analyst and trader for GSC Group Inc.'s control distressed and corporate credit funds. From 1999 to 2001, Mr. Kline was with Goldman, Sachs & Co. where he worked in the Credit Risk Management and Advisory Group. He currently serves as a director of UniTek Global Services, Inc., an NMFC portfolio company. Mr. Kline received an A.B. degree in History from Dartmouth College.

Board Leadership Structure

          Our board of directors monitors and performs an oversight role with respect to our business and affairs, compliance with regulatory requirements and the services, expenses and performance of our service providers. Among other things, our board of directors approves the appointment of the Administrator and officers, reviews and monitors the services and activities performed by the Administrator and officers and approves the engagement, and reviews the performance of, our independent public accounting firm.

          Under our bylaws, our board of directors may designate a chairman to preside over the meetings of the board of directors and meetings of the stockholders and to perform such other duties as may be assigned to the chairman by the board of directors. We do not have a fixed policy as to whether the chairman of the board should be an independent director and believe that we should maintain the flexibility to select the chairman and reorganize the leadership structure, from time to time, based on the criteria that is in our best interests and our stockholders at such times.

          Mr. Klinsky currently serves as the chairman of our board of directors. Mr. Klinsky is an "interested person" of NMFC as defined in Section 2(a)(19) of the 1940 Act because he is the founder and chief executive officer of New Mountain Capital, serves on the investment committee of the Investment Adviser and is the managing member of the sole member of the Investment Adviser. We believe that Mr. Klinsky's history with New Mountain Capital, familiarity with our investment objectives and investment strategy, and extensive knowledge of the financial services industry and the investment valuation process in particular qualify him to serve as the chairman of our board of directors. We believe that, at present, we are best served through this leadership structure, as Mr. Klinsky's relationship with the Investment Adviser and New Mountain Capital, provides an effective bridge and encourages an open dialogue between our management and our board of directors, ensuring that all groups act with a common purpose.

          Our board of directors does not currently have a designated lead independent director. We are aware of the potential conflicts that may arise when a non-independent director is chairman of the board of directors, but believe these potential conflicts are offset by our strong corporate governance policies. Our corporate governance policies include regular meetings of the independent directors in executive session without the presence of interested directors and management over which the chairman of the audit committee presides, the establishment of audit, valuation, nominating and corporate governance and compensation committees comprised solely of independent directors and the appointment of a chief compliance officer, with whom the independent directors meet regularly without the presence of interested directors and other members of management, for administering our compliance policies and procedures.

          We recognize that different board leadership structures are appropriate for companies in different situations. We intend to continue to re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet our needs.

Board of Directors' Role In Risk Oversight

          Our board of directors performs its risk oversight function primarily through (1) its four standing committees which report to the board of directors, each of which is comprised solely of independent directors and (2) active monitoring by our chief compliance officer and our compliance policies and procedures.

          Our audit committee, valuation committee, nominating and corporate governance committee and compensation committee assist our board of directors in fulfilling its risk oversight responsibilities. The audit committee's risk oversight responsibilities include overseeing our accounting and financial reporting processes, our systems of internal controls regarding finance and accounting, and audits of our financial statements, including the independence of our independent auditors. The valuation committee is responsible for making recommendations in accordance with the valuation policies and procedures adopted by our board of directors, reviewing valuations and any reports of independent valuation firms, confirming that valuations are made in accordance with the valuation policies of our board of directors and reporting any deficiencies or violations of such valuation policies to our board of directors on at least a quarterly basis, and reviewing other matters that our board of directors or the valuation committee deems appropriate. The nominating and corporate governance committee's risk oversight responsibilities include selecting, researching and nominating directors for election by our stockholders, developing and recommending to the board of directors a set of corporate governance principles and overseeing the evaluation of the board of directors and our management. The compensation committee is responsible for periodically reviewing director compensation and recommending any appropriate changes to our board of directors. The compensation committee is also responsible for annually reviewing and recommending for approval to NMFC's board of directors an investment advisory and management agreement and an administration agreement. In addition, although we do not directly compensate our executive officers currently, to the extent that we do so in the future, the compensation committee would also be responsible for reviewing and evaluating their compensation and making recommendations to the board of directors regarding their compensation.

          Our board of directors performs its risk oversight responsibilities with the assistance of our chief compliance officer. The board of directors quarterly reviews a written report from the chief compliance officer discussing the adequacy and effectiveness of our compliance policies and procedures and our service providers. The chief compliance officer's quarterly report addresses at a minimum:

  •
  the operation of our compliance policies and procedures and our service providers since the last report;

  •
  any material changes to these policies and procedures since the last report;

  •
  any recommendations for material changes to these policies and procedures as a result of the chief compliance officer's annual review; and

  •
  any compliance matter that has occurred since the date of the last report about which the board of directors would reasonably need to know to oversee our compliance activities and risks.

          In addition, the chief compliance officer meets separately in executive session with the independent directors at least once each year.

          We believe that our board of directors' role in risk oversight is effective, and appropriate given the extensive regulation to which we are subject as a BDC. We are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited because our asset coverage must equal at least 150.0% immediately after we incur indebtedness. On November 5, 2014, we received exemptive relief from the SEC to permit us to exclude the SBA-guaranteed debentures of SBIC I and any other future SBIC subsidiaries, including SBIC II, from our 150.0% asset coverage test under the 1940 Act. As such, our ratio of total consolidated assets to outstanding indebtedness may be less than 150.0%. This provides us with increased investment flexibility but also increases our risks related to leverage. We generally cannot invest in assets that are not "qualifying assets" unless at least 70.0% of our total assets consist of "qualifying assets" immediately prior to such investment, and we are not generally permitted to invest, subject to certain exceptions, in any portfolio company in which one of our affiliates currently has an investment.

          We recognize that different board of director roles in risk oversight are appropriate for companies in different situations. We intend to continue to re-examine the manner in which our board of directors administers its oversight function on an ongoing basis to ensure that its continues to meet our needs.

Committees of the Board of Directors

          Our board of directors has established an audit committee, a nominating and corporate governance committee, a compensation committee and a valuation committee. The members of each committee have been appointed by our board of directors and serve until their respective successor is duly elected and qualifies, unless they are removed or resign. During 2017, our board of directors held eleven board of directors meetings, four audit committee meetings, two nominating and corporate governance committee meetings, one compensation committee meeting and eight valuation committee meetings. All directors attended at least 75.0% of the aggregate number of meetings of the board of directors and of the respective committees on which they serve. We require each director to make a diligent effort to attend all board and committee meetings as well as each annual meeting of our stockholders. All of our directors attended the 2017 annual meeting of stockholders.

Audit Committee

          The audit committee operates pursuant to a charter approved by our board of directors, a copy of which is available on our website at www.newmountainfinance.com. The charter sets forth the responsibilities of the audit committee. The audit committee is responsible for recommending the selection of, engagement of and discharge of our independent auditors, reviewing the plans, scope and results of the audit engagement with the independent auditors, approving professional services provided by the independent auditors (including compensation therefore), reviewing the independence of the independent auditors and reviewing the adequacy of our internal controls over financial reporting. The members of the audit committee are Alfred F. Hurley, Jr., David Ogens, Rome G. Arnold III and Kurt J. Wolfgruber, each of whom is not an interested person of NMFC for purposes of the 1940 Act and is independent for purposes of the NYSE's corporate governance listing standards. Kurt J. Wolfgruber serves as the chairman of the audit committee, and our board of directors has determined that Alfred F. Hurley, Jr., David Ogens and Kurt J. Wolfgruber are "audit committee financial experts" as that term is defined under Item 407 of Regulation S-K, as promulgated under the Exchange Act, and that each of them meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act.

Nominating and Corporate Governance Committee

          The nominating and corporate governance committee operates pursuant to a charter approved by our board of directors, a copy of which is available on our website at www.newmountainfinance.com. The charter sets forth the responsibilities of the nominating and corporate governance committee. The nominating and corporate governance committee is responsible for determining criteria for service on the board of directors, identifying, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on our board of directors or committees of the board of directors, developing and recommending to the board of directors a set of corporate governance principles and overseeing the self-evaluation of the board of directors and its committees and evaluation of our management. The nominating and corporate governance committee considers nominees properly recommended by our stockholders. The members of the nominating and corporate governance committee are Alfred F. Hurley, Jr., David Ogens, Rome G. Arnold III and Kurt J. Wolfgruber, each of whom is not an interested person of NMFC for purposes of the 1940 Act and is independent for purposes of the NYSE's corporate governance listing standards. Alfred F. Hurley, Jr. serves as the chairman of the nominating and corporate governance committee.

          The nominating and corporate governance committee seeks candidates who possess the background, skills and expertise to make a significant contribution to the board of directors, us and our stockholders. In considering possible candidates for election as a director, the nominating and corporate governance committee takes into account, in addition to such other factors as they deem relevant, the desirability of selecting directors who:

  •
  are of high character and integrity;

  •
  are accomplished in their respective fields, with superior credentials and recognition;

  •
  have relevant expertise and experience upon which to be able to offer advice and guidance to management;

  •
  have sufficient time available to devote to our affairs;

  •
  are able to work with the other members of the board of directors and contribute to our success;

  •
  can represent the long-term interests of our stockholders as a whole; and

  •
  are selected such that the board of directors represent a range of backgrounds and experience.

          The nominating and corporate governance committee has not adopted formal policies with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the nominating and corporate governance committee considers and discusses diversity, among other factors, with a view toward the needs of the board of directors as a whole. The nominating and corporate governance committee generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the board of directors, when identifying and recommending director nominees. The nominating and corporate governance committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the nominating and corporate governance committee's goal of creating a board of directors that best serves our needs and the interest of our stockholders.

Compensation Committee

          The compensation committee operates pursuant to a charter approved by our board of directors, a copy of which is available on our website at www.newmountainfinance.com. The charter sets forth the responsibilities of the compensation committee. The compensation committee is responsible for periodically reviewing director compensation and recommending any appropriate changes to the board of directors. In addition, although we do not directly compensate our executive officers currently, to the extent that we do so in the future, the compensation committee would also be responsible for reviewing and evaluating their compensation and making recommendations to the board of directors regarding their compensation. The compensation committee is also responsible for annually reviewing and recommending for approval to our board of directors an investment advisory and management agreement and an administration agreement. Lastly, the compensation committee would produce a report on our executive compensation practices and policies for inclusion in our proxy statement if required by applicable proxy rules and regulations and, if applicable, make recommendations to the board of directors on our executive compensation practices and policies. The compensation committee has the authority to engage compensation consultants, although it does not currently do so, and to delegate its duties and responsibilities to a member or to a subcommittee of the compensation committee. The compensation committee is composed of Alfred F. Hurley, Jr., David Ogens, Rome G. Arnold III and Kurt J. Wolfgruber, each of whom is not an interested person of NMFC for purposes of the 1940 Act and is independent for purposes of the NYSE's corporate governance listing standards. Alfred F. Hurley, Jr. serves as chairman of the compensation committee.

Valuation Committee

          The valuation committee operates pursuant to a charter approved by our board of directors, a copy of which is available on our website at www.newmountainfinance.com. The charter set forth the responsibilities of the valuation committee. The valuation committee is responsible for making recommendations in accordance with the valuation policies and procedures adopted by our board of directors, reviewing valuations and any reports of independent valuation firms, confirming that valuations are made in accordance with the valuation policies of our board of directors and reporting any deficiencies or violations of such valuation policies to our board of directors on at least a quarterly basis, and reviewing other matters that our board of directors or the valuation committee deems appropriate. The valuation committee is composed of Alfred F. Hurley, Jr., David Ogens, Rome G. Arnold III and Kurt J. Wolfgruber, each of whom is not an interested person of NMFC for purposes of the 1940 Act and is independent for purposes of the NYSE's corporate governance listing standards. David Ogens serves as chairman of the valuation committee.

 Compensation of Directors

          The following table sets forth the compensation of our directors for the year ended December 31, 2017.

Name	Fees Paid in Cash(1)	All Other Compensation(2)	Total

Interested Directors
Steven B. Klinsky	—	—	—
Robert A. Hamwee	—	—	—
Adam B. Weinstein	—	—	—
Independent Directors
David Ogens	$126,060	—	$126,060
Alfred F. Hurley, Jr.	$117,455	—	$117,455
Kurt J. Wolfgruber	$122,109	—	$122,109
Rome G. Arnold III(3)	$123,992	—	$123,992
David R. Malpass(4)	$—	—	$—

(1)
For a discussion of the independent directors' compensation, see below.

(2)
We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.

(3)
Mr. Arnold joined the board of directors as of March 13, 2017.

(4)
Mr. Malpass resigned from the board of directors as of March 13, 2017.

          Effective October 1, 2017, our independent directors receive an annual retainer fee of $100,000 (which was increased from $95,000) and further receive a fee of $2,500 for each regularly scheduled board of directors meeting and a fee of $1,000 for each special board of directors meeting as well as reimbursement of reasonable and documented out-of-pocket expenses incurred in connection with attending each board of directors meeting. In addition, the chairman of the audit committee receives an annual retainer of $7,500, while the chairman of the valuation committee, the chairman of the compensation committee and the chairman of the nominating and corporate governance committee receive annual retainers of $5,000, $1,000 and $1,000, respectively. No compensation is paid to directors who are interested persons of NMFC as defined in the 1940 Act.

Compensation of Executive Officers

          None of our executive officers receive direct compensation from us. We do not engage any compensation consultants. The compensation of the principals and other investment professionals of the Investment Adviser are paid by the Investment Adviser. Compensation paid to our chief financial officer and chief compliance officer is set by the Administrator and is subject to reimbursement by us of the allocable portion of such compensation for services rendered to us.

Indemnification Agreements

          We have entered into indemnification agreements with our directors. The indemnification agreements are intended to provide the directors the maximum indemnification permitted under Delaware law and the 1940 Act. Each indemnification agreement provides that we shall indemnify the director who is a party to the agreement, or an Indemnitee, including the advancement of legal expenses, if, by reason of his corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, to the maximum extent permitted by Delaware law and the 1940 Act. Any amounts owed by us to any Indemnitee pursuant to the indemnification agreements will be payable by us.

 PORTFOLIO MANAGEMENT

          The management of our investment portfolio is the responsibility of the Investment Adviser and the Investment Committee, which currently consists of Steven B. Klinsky, Robert A. Hamwee, Adam B. Weinstein and John R. Kline. The fifth and final member of the Investment Committee will consist of a New Mountain Capital Managing Director who will hold the position on the Investment Committee on an annual rotating basis. Mathew J. Lori served on the Investment Committee from August 2016 to July 2017. Beginning in August 2017, Peter N. Masucci was appointed to the Investment Committee for a one year term. In addition, our executive officers and certain investment professionals of the Investment Adviser are invited to all Investment Committee meetings. We consider Mr. Hamwee to be our portfolio manager. The Investment Committee is responsible for approving purchases and sales of our investments above $10.0 million in aggregate by issuer. Purchases and dispositions below $10.0 million may be approved by our Chief Executive Officer. These approval thresholds are subject to change over time.

Investment Personnel

          As of March 31, 2018, the Investment Adviser was supported by approximately 130 employees and senior advisors of New Mountain Capital. These individuals, in addition to the Investment Committee, are primarily responsible for the day-to-day management of our portfolio. The Investment Adviser may retain additional investment professionals, based upon its needs.

          Below are the biographies for selected senior investment professionals of the Investment Adviser, whose biographies are not included elsewhere in this prospectus. For more information regarding the business experience of Messrs. Kline, Klinsky, Hamwee and Weinstein, see "Management — Biographical Information — Directors — Interested Directors" and "Management — Biographical Information — Executive Officers Who Are Not Directors".

          Peter N. Masucci currently serves on the Investment Adviser's Investment Committee and is a Manager Director of New Mountain Capital. Prior to joining New Mountain Capital in 2004, Mr. Masucci was associated with KKR, where he focused on private equity investments across a number of industries. From 1997 to 2000, he was an analyst in the Mergers and Acquisitions and Corporate Finance Departments of Goldman Sachs, where he evaluated and executed a number of strategic transactions. He received his B.A. with highest distinction in Finance with an Accounting emphasis from the University of Iowa in 1997 where he was an Academic All-American. Mr. Masucci received his M.B.A. from the Stanford Graduate School of Business in 2004. He is a director of JDA Software, InComm Holdings, Legends Hospitality, OneDigital, Sparta Systems and DRB Systems.

          James W. Stone III currently serves as a Managing Director of New Mountain Capital and has been in various roles since joining in 2011. Prior to joining New Mountain Capital, he worked for The Blackstone Group as a Managing Director of GSO Capital Partners. At Blackstone, Mr. Stone was responsible for originating, evaluating, executing and monitoring various senior secured and mezzanine debt investments across a variety of industries. Before joining Blackstone in 2002, Mr. Stone worked as a Vice President in Lehman Brothers' Communications and Media Group and as a Vice President in UBS Warburg's Leveraged Finance Department. Prior to that, Mr. Stone worked at Nomura Securities International, Inc. with the team that later founded Blackstone's corporate debt investment unit. Mr. Stone received a B.S. in Mathematics and Physics from The University of the South and an M.B.A. with concentrations in Finance and Accounting from The University of Chicago's Graduate School of Business.

          The table below shows the dollar range of shares of our common stock beneficially owned by our portfolio manager.

Name of Portfolio Manager		Dollar Range of Equity Securities of NMFC(1)(2)

Robert A. Hamwee	over $	1,000,000

(1)
The dollar range of equity securities beneficially owned in NMFC is based on the closing price for NMFC's common stock of $13.85 on July 10, 2018 on the NYSE. Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

(2)
The dollar range of equity securities beneficially owned are: none, $1 - $10,000, $10,001 - $50,000, $50,001 - $100,000, $100,001 - $500,000, $500,001 - $1,000,000 or over $1,000,000.

          The Investment Adviser also manages Guardian II, which commenced operations in April 2017. Mr. Hamwee serves as a co-portfolio manager of Guardian II. Mr. Hamwee is a Managing Director of New Mountain Capital. See "Risk Factors — Risks Relating to Our Business — The Investment Adviser has significant potential conflicts of interest with us and, consequently, your interests as stockholders which could adversely impact our investment returns".

Compensation

          None of the Investment Adviser's investment professionals are employed by us or will receive any direct compensation from us in connection with the management of our portfolio. Mr. Klinsky, through his financial interest in the Investment Adviser, is entitled to a portion of any profits earned by the Investment Adviser, which includes any fees payable to the Investment Adviser under the terms of the Investment Management Agreement, less expenses incurred by the Investment Adviser in performing its services under the Investment Management Agreement.

INVESTMENT MANAGEMENT AGREEMENT

          NMFC is a closed-end, non-diversified management investment company that has elected to be regulated as a BDC under the 1940 Act. NMFC is externally managed by the Investment Adviser and pays the Investment Adviser a fee for its services. The following summarizes the arrangements between NMFC and the Investment Adviser pursuant to the Investment Management Agreement.

Overview of the Investment Adviser

Management Services

          The Investment Adviser is registered as an Investment Adviser under the Advisers Act. The Investment Adviser serves pursuant to the Investment Management Agreement in accordance with the 1940 Act. Subject to the overall supervision of our board of directors, the Investment Adviser manages our day-to-day operations and provides us with investment advisory and management services. Under the terms of the Investment Management Agreement, the Investment Adviser:

  •
  determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

  •
  determines the securities and other assets that we will purchase, retain or sell;

  •
  identifies, evaluates and negotiates the structure of our investments that we make;

  •
  executes, monitors and services the investments that we make;

  •
  performs due diligence on prospective portfolio companies;

  •
  votes, exercises consents and exercises all other rights appertaining to such securities and other assets on our behalf; and

  •
  provides us with such other investment advisory, research and related services as we may, from time to time, reasonably require.

          The Investment Adviser's services under the Investment Management Agreement are not exclusive, and the Investment Adviser (so long as its services to us are not impaired) and/or other entities affiliated with New Mountain Capital are permitted to furnish similar services to other entities.

Management Fees

          Pursuant to the Investment Management Agreement, NMFC has agreed to pay the Investment Adviser a fee for investment advisory and management services consisting of two components — a base management fee and an incentive fee. The cost of both the base management fee payable to the Investment Adviser and any incentive fees paid in cash to the Investment Adviser are borne by NMFC and, as a result, are indirectly borne by NMFC's common stockholders.

Base Management Fees

          Pursuant to the Investment Management Agreement, the base management fee is calculated at an annual rate of 1.75% of our gross assets, which equals our total assets on the Consolidated Statements of Assets and Liabilities, less (i) the borrowings under the SLF Credit Facility and (ii) cash and cash equivalents. The base management fee is payable quarterly in arrears, and is calculated based on the average value of our gross assets, which equals our total assets, as determined in accordance with GAAP, less the borrowings under the SLF Credit Facility and cash and cash equivalents at the end of each of the two most recently completed calendar quarters, and appropriately adjusted on a pro rata basis for any equity capital raises or repurchases during the current calendar quarter. We have not invested, and currently do not invest, in derivatives. To the extent we invest in derivatives in the future, we will use the actual value of the derivatives, as reported on our Consolidated Statements of Assets and Liabilities, for purposes of calculating our base management fee.

          Since our IPO, the base management fee calculation has deducted the borrowings under the SLF Credit Facility. The SLF Credit Facility had historically consisted of primarily lower yielding assets at higher advance rates. As part of an amendment to our existing credit facilities with Wells Fargo Bank, National Association, the SLF Credit Facility merged with the NMF Holdings Loan and Security Agreement, as amended and restated, dated May 19, 2011, and into the Holdings Credit Facility on December 18, 2014. The amendment merged the credit facilities and combined the amount of borrowings previously available. Post credit facility merger and to be consistent with the methodology since our IPO, the Investment Adviser will continue to waive management fees on the leverage associated with those assets that share the same underlying yield characteristics with investments leveraged under the legacy SLF Credit Facility, which as of March 31, 2018 and March 31, 2017 was approximately $323.3 million and $322.3 million, respectively. The Investment Adviser cannot recoup management fees that the Investment Adviser has previously waived. For the three months ended March 31, 2018 and March 31, 2017, management fees waived were approximately $1.3 million and $1.4 million, respectively.

Incentive Fees

          The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears and equals 20.0% of our "Pre-Incentive Fee Adjusted Net Investment Income" for the immediately preceding quarter, subject to a "preferred return", or "hurdle", and a "catch-up" feature. "Pre-Incentive Fee Net Investment Income" means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement, as amended and restated, with the Administrator, and any interest expense and distributions paid on any issued and outstanding preferred stock (of which there is none as of March 31, 2018), but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

          Under GAAP, our IPO did not step-up the cost basis of our existing investments to fair market value at the IPO date. Since the total value of our investments at the time of the IPO was greater than the investments' cost basis, a larger amount of amortization of purchase or original issue discount, as well as different amounts in realized gain and unrealized appreciation, may be recognized under GAAP in each period than if the step-up had occurred. This will remain until such predecessor investments are sold or mature in the future. We track the transferred (or fair market) value of each of our investments as of the time of our IPO and, for purposes of the incentive fee calculation, adjust Pre-Incentive Fee Net Investment Income to reflect the amortization of purchase or original issue discount on our investments as if each investment was purchased at the date of the IPO, or stepped up to fair market value. This is defined as "Pre-Incentive Fee Adjusted Net Investment Income". We also use the transferred (or fair market) value of each of our investments as of the time of the IPO to adjust capital gains ("Adjusted Realized Capital Gains") or losses ("Adjusted Realized Capital Losses") and unrealized capital appreciation ("Adjusted Unrealized Capital Appreciation") and unrealized capital depreciation ("Adjusted Unrealized Capital Depreciation"). As of March 31, 2018, all predecessor investments have been sold or matured.

          Pre-Incentive Fee Adjusted Net Investment Income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, will be compared to a "hurdle rate" of 2.0% per quarter (8.0% annualized), subject to a "catch-up" provision measured as of the end of each calendar quarter. The hurdle rate is appropriately pro-rated for any partial periods. The calculation of our incentive fee with respect to the Pre-Incentive Fee Adjusted Net Investment Income for each quarter is as follows:

  •
  No incentive fee is payable to the Investment Adviser in any calendar quarter in which our Pre-Incentive Fee Adjusted Net Investment Income does not exceed the hurdle rate of 2.0% (the "preferred return" or "hurdle").

  •
  100.0% of our Pre-Incentive Fee Adjusted Net Investment Income with respect to that portion of such Pre-Incentive Fee Adjusted Net Investment Income, if any, that exceeds the hurdle rate but is less than or equal to 2.5% in any calendar quarter (10.0% annualized) is payable to the Investment Adviser. This portion of our Pre-Incentive Fee Adjusted Net Investment Income (which exceeds the hurdle rate but is less than or equal to 2.5%) is referred to as the "catch-up". The catch-up provision is intended to provide the Investment Adviser with an incentive fee of 20.0% on all of our Pre-Incentive Fee Adjusted Net Investment Income as if a hurdle rate did not apply when our Pre-Incentive Fee Adjusted Net Investment Income exceeds 2.5% in any calendar quarter.

  •
  20.0% of the amount of our Pre-Incentive Fee Adjusted Net Investment Income, if any, that exceeds 2.5% in any calendar quarter (10.0% annualized) is payable to the Investment Adviser once the hurdle is reached and the catch-up is achieved.

          The following is a graphical representation of the calculation of the income related portion of the incentive fee:

Quarterly Incentive Fee Based on "Pre-Incentive Fee Adjusted Net Investment Income"
Pre-Incentive Fee Adjusted Net Investment Income
(expressed as a percentage of the value of net assets)

Percentage of Pre-Incentive Fee Adjusted Net Investment
Income allocated to income related portion of incentive fee

          These calculations will be appropriately prorated for any period of less than three months and adjusted for any equity capital raises or repurchases during the current calendar quarter.

          For the three months ended March 31, 2018, no incentive fees were waived. The Investment Adviser cannot recoup incentive fees that the Investment Adviser has previously waived.

          The second part will be determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Management Agreement) and will equal 20.0% of our Adjusted Realized Capital Gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all Adjusted Realized Capital Losses and Adjusted Unrealized Capital Depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fee.

          In accordance with GAAP, we accrue a hypothetical capital gains incentive fee based upon the cumulative net Adjusted Realized Capital Gains and Adjusted Realized Capital Losses and the cumulative net Adjusted Unrealized Capital Appreciation and Adjusted Unrealized Capital Depreciation on investments held at the end of each period. Actual amounts paid to the Investment Adviser are consistent with the Investment Management Agreement and are based only on actual Adjusted Realized Capital Gains computed net of all Adjusted Realized Capital Losses and Adjusted Unrealized Capital Depreciation on a cumulative basis from inception through the end of each calendar year as if the entire portfolio was sold at fair value.

Example 1: Income Related Portion of Incentive Fee for Each Calendar Quarter*:

Alternative 1

Assumptions

  Investment income (including interest, dividends, fees, etc.) = 1.25%

  Hurdle rate(1) = 2.00%

  Management fee(2) = 0.44%

  Other expenses (legal, accounting, safekeeping agent, transfer agent, etc.)(3) = 0.20%

  Pre-Incentive Fee Adjusted Net Investment Income

  (investment income – (management fee + other expenses)) = 0.61%

          Pre-Incentive Fee Adjusted Net Investment Income does not exceed the hurdle rate, therefore there is no income related incentive fee.

Alternative 2

Assumptions

  Investment income (including interest, dividends, fees, etc.) = 2.90%

  Hurdle rate(1) = 2.00%

  Management fee(2) = 0.44%

  Other expenses (legal, accounting, safekeeping agent, transfer agent, etc.)(3) = 0.20%

  Pre-Incentive Fee Adjusted Net Investment Income

  (investment income – (management fee + other expenses)) = 2.26%

  Incentive fee = 100.00% × Pre-Incentive Fee Adjusted Net Investment Income (subject to "catch-up")(4)

        = 100.00% × (2.26% – 2.00%)

        = 0.26%

          Pre-Incentive Fee Adjusted Net Investment Income exceeds the hurdle rate, but does not fully satisfy the "catch-up" provision, therefore the income related portion of the incentive fee is 0.26%.

Alternative 3

Assumptions

  Investment income (including interest, dividends, fees, etc.) = 3.50%

  Hurdle rate(1) = 2.00%

  Management fee(2) = 0.44%

  Other expenses (legal, accounting, safekeeping agent, transfer agent, etc.)(3) = 0.20%

  Pre-Incentive Fee Adjusted Net Investment Income

  (investment income – (management fee + other expenses)) = 2.86%

  Incentive fee = 100.00% × Pre-Incentive Fee Adjusted Net Investment Income (subject to "catch-up")(4)

  Incentive fee = 100.00% × "catch-up" + (20.00% × (Pre-Incentive Fee Adjusted Net Investment Income – 2.50%))

Catch-up	=	2.50% – 2.00%
	=	0.50%

  Incentive fee = (100.00% × 0.50%) + (20.00% × (2.86% – 2.50%))

        = 0.50% + (20.00% × 0.36%)

        = 0.50% + 0.07%

        = 0.57%

          Pre-Incentive Fee Adjusted Net Investment Income exceeds the hurdle rate, and fully satisfies the "catch-up" provision, therefore the income related portion of the incentive fee is 0.57%.

*
The hypothetical amount of pre-incentive fee net investment income shown is based on a percentage of total net assets and assumes, for our investments held prior to the IPO, interest income has been adjusted to reflect the amortization of purchase or original issue discount as if each investment was purchased at the date of the IPO, or stepped up to fair market value.

(1)
Represents 8.00% annualized hurdle rate.

(2)
Assumes 1.75% annualized base management fee.

(3)
Excludes organizational and offering expenses.

(4)
The "catch-up" provision is intended to provide the Investment Adviser with an incentive fee of 20.00% on all Pre-Incentive Fee Adjusted Net Investment Income as if a hurdle rate did not apply when our net investment income exceeds 2.50% in any calendar quarter.

Example 2: Capital Gains Portion of Incentive Fee*:

Alternative 1

Assumptions

  Year 1: $20.0 million investment made in Company A ("Investment A"), and $30.0 million investment made in Company B ("Investment B")

  Year 2: Investment A sold for $50.0 million and fair market value ("FMV") of Investment B determined to be $32.0 million

  Year 3: FMV of Investment B determined to be $25.0 million

  Year 4: Investment B sold for $31.0 million

  The capital gains portion of the incentive fee would be:

  Year 1: None

  Year 2: Capital gains incentive fee of $6.0 million — ($30.0 million realized capital gains on sale of Investment A multiplied by 20.0%)

  Year 3: None — $5.0 million (20.0% multiplied by ($30.0 million cumulative capital gains less $5.0 million cumulative capital depreciation)) less $6.0 million (previous capital gains fee paid in Year 2)

  Year 4: Capital gains incentive fee of $0.2 million — $6.2 million ($31.0 million cumulative realized capital gains multiplied by 20.0%) less $6.0 million (capital gains incentive fee taken in Year 2)

Alternative 2

Assumptions

  Year 1: $20.0 million investment made in Company A ("Investment A"), $30.0 million investment made in Company B ("Investment B") and $25.0 million investment made in Company C ("Investment C")

  Year 2: Investment A sold for $50.0 million, FMV of Investment B determined to be $25.0 million and FMV of Investment C determined to be $25.0 million

  Year 3: FMV of Investment B determined to be $27.0 million and Investment C sold for $30.0 million

  Year 4: FMV of Investment B determined to be $35.0 million

  Year 5: Investment B sold for $20.0 million

  The capital gains incentive fee, if any, would be:

  Year 1: None

  Year 2: $5.0 million capital gains incentive fee — 20.0% multiplied by $25.0 million ($30.0 million realized capital gains on Investment A less $5.0 million unrealized capital depreciation on Investment B)

  Year 3: $1.4 million capital gains incentive fee — $6.4 million (20.0% multiplied by $32.0 million ($35.0 million cumulative realized capital gains less $3.0 million unrealized capital depreciation)) less $5.0 million capital gains incentive fee received in Year 2

  Year 4: $0.6 million capital gains incentive fee — $7.0 million (20.0% multiplied by $35.0 million cumulative realized capital gains) less cumulative $6.4 million capital gains incentive fee received in Year 2 and Year 3

  Year 5: None — $5.0 million (20.0% multiplied by $25.0 million (cumulative realized capital gains of $35.0 million less realized capital losses of $10.0 million)) less $7.0 million cumulative capital gains incentive fee paid in Year 2, Year 3 and Year 4(1)

*
The hypothetical amounts of returns shown are based on a percentage of our total net assets and assume no leverage. There is no guarantee that positive returns will be realized and actual returns may vary from those shown in this example. The capital gains incentive fees are calculated on an "adjusted" basis for our investments held prior to the IPO and assumes those investments have been adjusted to reflect the amortization of purchase or original issue discount as if each investment was purchased at the date of the IPO, or stepped up to fair market value.

(1)
As noted above, it is possible that the cumulative aggregate capital gains fee received by the Investment Adviser ($7.0 million) is effectively greater than $5.0 million (20.0% of cumulative aggregate realized capital gains less net realized capital losses or net unrealized depreciation ($25.0 million)).

 Payment of Expenses

          Our primary operating expenses are the payment of a base management fee and any incentive fees under the Investment Management Agreement and the allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations to us under the Administration Agreement. We bear all other expenses of our operations and transactions, including (without limitation) fees and expenses relating to:

  •
  organizational and offering expenses;

  •
  the investigation and monitoring of our investments;

  •
  the cost of calculating net asset value;

  •
  interest payable on debt, if any, to finance our investments;

  •
  the cost of effecting sales and repurchases of shares of our common stock and other securities;

  •
  management and incentive fees payable pursuant to the Investment Management Agreement;

  •
  fees payable to third parties relating to, or associated with, making investments and valuing investments (including third-party valuation firms);

  •
  transfer agent and custodial fees;

  •
  fees and expenses associated with marketing efforts (including attendance at investment conferences and similar events);

  •
  federal and state registration fees;

  •
  any exchange listing fees;

  •
  federal, state, local and foreign taxes;

  •
  independent directors' fees and expenses;

  •
  brokerage commissions;

  •
  costs of proxy statements, stockholders' reports and notices;

  •
  costs of preparing government filings, including periodic and current reports with the SEC;

  •
  fees and expenses associated with independent audits and outside legal costs;

  •
  costs associated with reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws;

  •
  fidelity bond, liability insurance and other insurance premiums; and

  •
  printing, mailing and all other direct expenses incurred by either the Investment Adviser or us in connection with administering our business, including payments under the Administration Agreement that is based upon our allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations to us under the Administration Agreement, including the allocable portion of the compensation of our chief financial officer and chief compliance officer and their respective staffs.

Duration and Termination

          The Investment Management Agreement, which became effective on May 8, 2014 and was most recently re-approved by our board of directors on February 7, 2018, provides that the Investment Management Agreement will continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (A) the vote of the board of directors, or by the vote of a majority of the outstanding voting securities of NMFC and (B) the vote of a majority of NMFC's board of directors who are not parties to the Investment Management Agreement or "interested persons" (as such term is defined in Section 2(a)(19) of the 1940 Act) of any such party, in accordance with the requirements of the 1940 Act. Notwithstanding the foregoing, the Investment Management Agreement may be terminated (i) by NMFC at any time, without the payment of any penalty, upon giving the Investment Adviser 60 days' written notice (which notice may be waived by the Investment Adviser), provided that such termination by NMFC shall be directed or approved by the vote of a majority of the directors of NMFC in office at the time or by the vote of a majority of the voting securities of NMFC at the time outstanding and entitled to vote, or (ii) by the Investment Adviser on 60 days' written notice to NMFC (which notice may be waived by NMFC).

Indemnification

          The Investment Management Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, the Investment Adviser and its officers, managers, agents, employees, controlling persons, members (or their owners) and any other person or entity affiliated with it, are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of the Investment Adviser's services under the Investment Management Agreement or otherwise as the Investment Adviser.

Organization of the Investment Adviser

          The Investment Adviser is a Delaware limited liability company. The principal address of the Investment Adviser is 787 Seventh Avenue, 48th Floor, New York, New York 10019. The Investment Adviser is ultimately controlled by Steven B. Klinsky through Mr. Klinsky's interest in New Mountain Capital.

Board Approval of the Investment Management Agreement

          A discussion regarding the basis for our board of directors' approval of the Investment Management Agreement was included in our annual report on Form 10-K for the period ended December 31, 2017, which was filed with the SEC on February 28, 2018.

 ADMINISTRATION AGREEMENT

          We have entered into the Administration Agreement with the Administrator, under which the Administrator provides administrative services for us, including arranging office facilities for us and providing office equipment and clerical, bookkeeping and recordkeeping services at such facilities. Under the Administration Agreement, the Administrator also performs, or oversees the performance of, our required administrative services, which includes being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC, which includes, but is not limited to, providing the services of our chief financial officer. In addition, the Administrator assists us in determining and publishing our net asset value, overseeing the preparation and filing of tax returns and the printing and dissemination of reports to our stockholders, and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others. For providing these services, facilities and personnel, we reimburse the Administrator the allocable portion of overhead and other expenses incurred by it in performing its obligations to us under the Administration Agreement, including our allocable portion of the costs of compensation and related expenses of our chief financial officer and chief compliance officer, and their respective staffs. The Administrator may also provide on our behalf managerial assistance to our portfolio companies. The Administration Agreement may be terminated by us or the Administrator without penalty upon 60 days' written notice to the other party. Pursuant to the Administration Agreement, and further restricted by us, the Administrator may, in its own discretion, submit to us for reimbursement some or all of the expenses that the Administrator has incurred on our behalf during any quarterly period. As a result, the amount of expenses for which we will have to reimburse the Administrator may fluctuate in future quarterly periods and there can be no assurance given as to when, or if, the Administrator may determine to limit the expenses that the Administrator submits to us for reimbursement in the future. However, it is expected that the Administrator will continue to support part of our expense burden in the near future and may decide to not calculate and charge through certain overhead related amounts as well as continue to cover some of the indirect costs. The Administrator cannot recoup any expenses that the Administrator has previously waived.

          The Administration Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, the Administrator and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of services under the Administration Agreement or otherwise as administrator for us.

LICENSE AGREEMENT

          We, the Investment Adviser and the Administrator have entered into a royalty-free Trademark License Agreement, as amended, with New Mountain Capital, pursuant to which New Mountain Capital has agreed to grant us, the Investment Adviser and the Administrator a non-exclusive, royalty-free license to use the name "New Mountain" and "New Mountain Finance". Under this Trademark License Agreement, as amended, subject to certain conditions, we, the Investment Adviser and the Administrator have a right to use the "New Mountain" and the "New Mountain Finance" names for so long as the Investment Adviser or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we, the Investment Adviser and the Administrator have no legal right to the "New Mountain" and the "New Mountain Finance" names.

 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

          We have entered into an Investment Management Agreement with the Investment Adviser. Pursuant to the Investment Management Agreement, payments will be equal to (a) a base management fee of 1.75% of the value of our gross assets and (b) an incentive fee based on our performance. Steven B. Klinsky, through his financial interest in the Investment Adviser, is entitled to a portion of any profits earned by the Investment Adviser, which includes any fees payable to the Investment Adviser under the terms of the Investment Management Agreement, less expenses incurred by the Investment Adviser in performing its services under the Investment Management Agreement. In addition, our executive officers and directors, as well as the current or future members of the Investment Adviser, serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do or of investment funds managed by our affiliates. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in our and our stockholders' best interests.

          The Investment Adviser and its affiliates may also manage other funds in the future that may have investment mandates that are similar, in whole and in part, to our investment mandates, including Guardian II. The Investment Adviser and its affiliates may determine that an investment is appropriate for us and for one or more of those other funds. In such event, depending on the availability of such investments and other appropriate factors, the Investment Adviser or its affiliates may determine that we should invest side-by-side with one or more other funds. Any such investments will be made only to the extent permitted by applicable law and interpretive positions of the SEC and its staff, and consistent with the Investment Adviser's allocation procedures. On December 18, 2017, the SEC issued the Exemptive Order, which superseded a prior order issued on June 5, 2017, which permits us to co-invest in portfolio companies with certain funds or entities managed by the Investment Adviser or its affiliates in certain negotiated transactions where co-investing would otherwise be prohibited under the 1940 Act, subject to the conditions of the Exemptive Order. Pursuant to the Exemptive Order, we are permitted to co-invest with our affiliates if a "required majority" (as defined in Section 57(o) of the 1940 Act) of our independent directors make certain conclusions in connection with a co-investment transaction, including, but not limited to, that (1) the terms of the potential co-investment transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching in respect of us or our stockholders on the part of any person concerned, and (2) the potential co-investment transaction is consistent with the interests of our stockholders and is consistent with our then-current investment objective and strategies.

          We have entered into the Administration Agreement with the Administrator. The Administrator arranges office space for us and provides office equipment and administrative services necessary to conduct our day-to-day operations pursuant to the Administration Agreement. We reimburse the Administrator for the allocable portion of overhead and other expenses incurred by it in performing its obligations to us under the Administration Agreement, which includes the fees and expenses associated with performing administrative, finance, and compliance functions, and the compensation of our chief financial officer and chief compliance officer and their respective staffs. Pursuant to the Administration Agreement, as amended and restated, and further restricted by us, the Administrator may, in its own discretion, submit to us for reimbursement some or all of the expenses that the Administrator has incurred on our behalf during any quarterly period. As a result, the amount of expenses for which we will have to reimburse the Administrator may fluctuate in future quarterly periods and there can be no assurance given as to when, or if, the Administrator may determine to limit the expenses that the Administrator submits to us for reimbursement in the future. However, it is expected that the Administrator will continue to support part of our expense burden in the near future and may decide to not calculate and charge through certain overhead related amounts as well as continue to cover some of the indirect costs. The Administrator cannot recoup any expenses that the Administrator has previously waived.

          We, the Investment Adviser and the Administrator have entered into a royalty-free Trademark License Agreement, as amended, with New Mountain Capital, pursuant to which New Mountain Capital has agreed to grant us, the Investment Adviser and the Administrator a non-exclusive, royalty-free license to use the name "New Mountain" and "New Mountain Finance". Under this Trademark License Agreement, as amended, subject to certain conditions, we, the Investment Adviser and the Administrator have a right to use the "New Mountain" and the "New Mountain Finance" names for so long as the Investment Adviser or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we, the Investment Adviser and the Administrator have no legal right to the "New Mountain" and the "New Mountain Finance" names.

          In the ordinary course of business, we may enter into transactions with portfolio companies that may be considered related party transactions. In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with us, we have implemented certain policies and procedures whereby our executive officers screen each of our transactions for any possible affiliations between the proposed portfolio investment, us, companies controlled by us and our employees and directors. We will not enter into any agreements unless and until we are satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, we have taken appropriate actions to seek board review and approval or exemptive relief for such transaction. Our board of directors reviews these procedures on a quarterly basis.

          We have adopted a Code of Ethics which applies to, among others, our senior officers, including our chief executive officer and chief financial officer, as well as all of our officers, directors and employees. Our Code of Ethics requires that all employees and directors avoid any conflict, or the appearance of a conflict, between an individual's personal interests and our interests. Pursuant to such Code of Ethics, each employee and director must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to our chief compliance officer.

 CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

          The following table sets forth information with respect to the beneficial ownership of our common stock by:

  •
  each person known to us to beneficially own 5.0% or more of the outstanding shares of our common stock;

  •
  each of our directors and each executive officer individually; and

  •
  all of our directors and executive officers as a group.

          Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act and includes voting or investment power (including the power to dispose) with respect to the securities. Assumes no other purchases or sales of securities since the most recently available SEC filings. This assumption has been made under the rules and regulations of the SEC and does not reflect any knowledge that NMFC has with respect to the present intent of the beneficial owners of the securities listed in the table below.

          Percentage of beneficial ownership below takes into account 76,106,372 shares of our common stock outstanding as of July 10, 2018. Unless otherwise indicated, the address for each listed holder is c/o New Mountain Finance Corporation, 787 Seventh Avenue, 48th Floor, New York, New York 10019.

	Type of Ownership in	NMFC Shares

Name	NMFC	Number(1)	Percentage

Beneficial Owners of More than 5.0%:
Wells Fargo & Company(2)	Beneficial	6,701,689	8.81%
Executive Officers:
Karrie J. Jerry	Direct	2,483	*
Shiraz Y. Kajee	Direct	5,000	*
John R. Kline	Direct	73,780	*
Interested Directors:
Steven B. Klinsky(3)	Direct and Beneficial	7,116,957	9.35%
Robert A. Hamwee(4)	Direct and Beneficial	325,790	*
Adam B. Weinstein	Direct	89,312	*
Independent Directors:
Albert F. Hurley, Jr.	Direct	36,558	*
Rome G. Arnold III	Direct	11,000	*
David Ogens	Direct	56,058	*
Kurt J. Wolfgruber(5)	Direct and Beneficial	96,036	*
All executive officers and directors as a group (10 persons)	Direct and Beneficial	7,812,974	10.27%

*
Represents less than 1.0%.

(1)
Any fractional shares owned directly or beneficially have been rounded down for purposes of this table.

(2)
Such securities are held by certain investment vehicles controlled and/or managed by Wells Fargo & Company or its affiliates. The address for Wells Fargo & Company is 420 Montgomery Street, San Francisco, California 94104.

(3)
Mr. Klinsky directly owns 6,004,859 shares of our common stock. The Steven B. Klinsky Trust directly owns 166,119 shares of our common stock. The Steven B. Klinsky Non-GST Exempt Trust holds 945,979 shares of our common stock.

(4)
Mr. Hamwee directly owns 313,790 shares of our common stock. The Dana L. Hamwee Inherited IRA holds 12,000 shares.

(5)
Mr. Wolfgruber directly owns 46,154 shares of our common stock. Mr. Wolfgruber has an indirect interest in 2,500 shares of our common stock as trustee under the will of Paul J. Wolfgruber. Mr. Wolfgruber's spouse and his three children hold 39,047 shares, 2,735 shares, 2,800 shares and 2,800 shares, respectively.

          The following table sets forth the dollar range of our equity securities over which holders of our common stock have voting power that is beneficially owned by each of our directors.

Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)

Interested Directors:
Steven B. Klinsky	Over $100,000
Robert A. Hamwee	Over $100,000
Adam B. Weinstein	Over $100,000
Independent Directors:
Albert F. Hurley, Jr.	Over $100,000
Rome G. Arnold III(4)	Over $100,000
David Ogens(5)	Over $100,000
Kurt J. Wolfgruber	Over $100,000

(1)
Beneficial ownership has been determined in accordance with Exchange Act Rule 16a-1(a)(2).

(2)
The dollar range of our equity securities beneficially owned is based on the closing price for our common stock of $13.85 per share on July 10, 2018 on the NYSE.

(3)
The dollar range of equity securities beneficially owned are: None, $1 — $10,000, $10,001 - $50,000, $50,001 - $100,000 or over $100,000.

(4)
Mr. Arnold is the beneficial owner of a limited partnership interest in New Mountain Partners II, L.P., New Mountain Partners III, L.P. and New Mountain Partners IV, L.P. that is held by Arnold Family Trust.

(5)
Mr. Ogens is the beneficial owner of a limited partnership interest in New Mountain Partners II, L.P. that is held by Ogens Family, Inc.

DETERMINATION OF NET ASSET VALUE

Quarterly Net Asset Value Determinations

          We conduct the valuation of assets, pursuant to which our net asset value is determined, at all times consistent with GAAP and the 1940 Act. We determine our net asset value on a quarterly basis, or more frequently if required under the 1940 Act.

          We apply fair value accounting in accordance with GAAP. We value our assets on a quarterly basis, or more frequently if required under the 1940 Act. In all cases, our board of directors is ultimately and solely responsible for determining the fair value of our portfolio investments on a quarterly basis in good faith, including investments that are not publicly traded, those whose market prices are not readily available, and any other situation where our portfolio investments require a fair value determination. Security transactions are accounted for on a trade date basis. Our quarterly valuation procedures are set forth in more detail below:

  (1)
  Investments for which market quotations are readily available on an exchange are valued at such market quotations based on the closing price indicated from independent pricing services.

  (2)
  Investments for which indicative prices are obtained from various pricing services and/or brokers or dealers are valued through a multi-step valuation process, as described below, to determine whether the quote(s) obtained is representative of fair value in accordance with GAAP.

  a.
  Bond quotes are obtained through independent pricing services. Internal reviews are performed by the investment professionals of the Investment Adviser to ensure that the quote obtained is representative of fair value in accordance with GAAP and if so, the quote is used. If the Investment Adviser is unable to sufficiently validate the quote(s) internally and if the investment's par value or its fair value exceeds the materiality threshold, the investment is valued similarly to those assets with no readily available quotes (see (3) below);

  b.
  For investments other than bonds, the investment professionals of the Investment Adviser look at the number of quotes readily available and perform the following:

  i.
  Investments for which two or more quotes are received from a pricing service are valued using the mean of the mean of the bid and ask of the quotes obtained;

  ii.
  Investments for which one quote is received from a pricing service are validated internally. The investment professionals of the Investment Adviser analyze the market quotes obtained using an array of valuation methods (further described below) to validate the fair value. If the Investment Adviser is unable to sufficiently validate the quote internally and if the investment's par value or its fair value exceeds the materiality threshold, the investment is valued similarly to those assets with no readily available quotes (see (3) below).

  (3)
  Investments for which quotations are not readily available through exchanges, pricing services, brokers, or dealers are valued through a multi-step valuation process:

  a.
  Each portfolio company or investment is initially valued by the investment professionals of the Investment Adviser responsible for the credit monitoring;

  b.
  Preliminary valuation conclusions will then be documented and discussed with our senior management;

    c.
    If an investment falls into (3) above for four consecutive quarters and if the investment's par value or its fair value exceeds the materiality threshold, then at least once each fiscal year, the valuation for each portfolio investment for which the investment professionals of the Investment Adviser do not have a readily available market quotation will be reviewed by an independent valuation firm engaged by our board of directors; and

    d.
    When deemed appropriate by our management, an independent valuation firm may be engaged to review and value investment(s) of a portfolio company, without any preliminary valuation being performed by the Investment Adviser. The investment professionals of the Investment Adviser will review and validate the value provided.

          For investments in revolving credit facilities and delayed draw commitments, the cost basis of the funded investments purchased is offset by any costs/netbacks received for any unfunded portion on the total balance committed. The fair value is also adjusted for the price appreciation or depreciation on the unfunded portion. As a result, the purchase of commitments not completely funded may result in a negative fair value until it is called and funded.

          The values assigned to investments are based upon available information and do not necessarily represent amounts which might ultimately be realized, since such amounts depend on future circumstances and cannot be reasonably determined until the individual positions are liquidated. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of certain investments may fluctuate from period to period and the fluctuations could be material.

Determinations in Connection with Offerings

          In connection with future offering of shares of our common stock, our board of directors or an authorized committee thereof will be required to make a good faith determination that it is not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made. Our board of directors or an authorized committee thereof will consider the following factors, among others, in making such determination:

  •
  the net asset value per share of our common stock disclosed in the most recent periodic report that we filed with the SEC;

  •
  Our management's assessment of whether any material change in the net asset value per share of its common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed net asset value per share of our common stock and ending as of a time within 48 hours (excluding Sundays and holidays) of the sale of our common stock; and

  •
  the magnitude of the difference between (i) a value that our Board of Directors or an authorized committee thereof has determined reflects the current (as of a time within 48 hours, excluding Sundays and holidays) net asset value of our common stock, which is based upon the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC, as adjusted to reflect our management's assessment of any material change in the net asset value of our common stock since the date of the most recently disclosed net asset value of our common stock, and (ii) the offering price of the shares of our common stock in the proposed offering.

          Moreover, to the extent that there is even a remote possibility that we may (i) issue shares of our common stock at a price per share below the then current net asset value per share of our common stock at the time at which the sale is made or (ii) trigger the undertaking (which we provide in certain registration statements we file with the SEC) to suspend the offering of shares of our common stock if the net asset value per share of our common stock fluctuates by certain amounts in certain circumstances until the prospectus is amended, our board of directors will elect, in the case of clause (i) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine the net asset value per share of our common stock within two days prior to any such sale to ensure that such sale will not be below our then current net asset value per share, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine the net asset value per share of our common stock to ensure that such undertaking has not been triggered.

          These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records that we are required to maintain under the 1940 Act.

 DIVIDEND REINVESTMENT PLAN

          We have adopted a dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our board of directors authorizes, and we declare, a cash distribution, then our stockholders who have not "opted out" of the dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions.

          No action will be required on the part of a registered stockholder to have their cash distributions reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying American Stock Transfer and Trust Company, LLC the plan administrator and our transfer agent and registrar, in writing, by phone or through the internet so that such notice is received by the plan administrator no later than three days prior to the payment date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing, by phone or through the internet at any time, the plan administrator will, instead of crediting shares to the participant's account, issue a certificate registered in the participant's name for the number of whole shares of our common stock and a check for any fractional share less a transaction fee of the lesser of (i) $15.00 and (ii) the price of the fractional share.

          We will use only newly issued shares to implement the plan if the price at which newly issued shares are to be credited is equal to or greater than 110.0% of the last determined net asset value of the shares. Under such circumstances, the number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on the NYSE on the distribution payment date. Market price per share on that date will be the closing price for such shares on the NYSE or, if no sale is reported for such day, the average of their electronically reported bid and asked prices. We reserve the right to purchase its shares in the open market in connection with its implementation of the plan if the price at which its newly issued shares are to be credited does not exceed 110.0% of the last determined net asset value of the shares. Shares purchased in open market transactions by the plan administrator will be allocated to a stockholder based on the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased in the open market. The number of shares of our common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

          There will be no brokerage charges or other charges for dividend reinvestment to stockholders who participate in the plan. We will pay the plan administrator's fees under the plan. If a participant elects by written, telephone, or internet notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant's account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commissions from the proceeds.

          Stockholders who receive distributions in the form of stock generally are subject to the same U.S. federal income tax consequences as are stockholders who elect to receive their distributions in cash. A stockholder's basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder's account.

          Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.astfinancial.com, by filling out the transaction request form located at the bottom of their statement and sending it to the plan administrator at American Stock Transfer and Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, New York 10269, Attention: Plan Administration Department, or by calling the plan administrator at (888) 333-0212.

          All correspondence concerning the plan should be directed to the plan administrator by mail at American Stock Transfer and Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, New York 10269, or by telephone at (888) 333-0212.

 DESCRIPTION OF SECURITIES

          This prospectus contains a summary of our common stock, preferred stock, subscription rights, warrants and debt securities. These summaries are not meant to be a complete description of each security. However, this prospectus contains the material terms and conditions for each security.

DESCRIPTION OF CAPITAL STOCK

          The following description is based on relevant portions of the Delaware General Corporation Law, our amended and restated certificate of incorporation and amended and restated bylaws. This summary is not necessarily complete, and we refer you to the Delaware General Corporation Law, our amended and restated certificate of incorporation and amended and restated bylaws for a more detailed description of the provisions summarized below.

 Capital Stock

          Our authorized capital stock consists of 100,000,000 shares of common stock, par value $0.01 per share, of which 76,106,372 shares are outstanding as of July 10, 2018. Our common stock is listed on the NYSE under the ticker symbol "NMFC". No stock has been authorized for issuance under any equity compensation plans. Under Delaware law, our stockholders generally will not be personally liable for our debts or obligations.

          The following are our outstanding classes of securities as of July 10, 2018:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by NMFC or for Its Account	(4) Amount Outstanding Exclusive of Amount Under Column 3

Common Stock	100,000,000	—	76,106,372
Preferred Stock	2,000,000	—	—

Common Stock

          Under the terms of our amended and restated certificate of incorporation, all shares of our common stock will have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized and declared by our board of directors out of funds legally available therefore. Shares of our common stock will have no preemptive, exchange, conversion or redemption rights and will be freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock will be entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There will be no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock will be able to elect all of our directors (other than directors to be elected solely by the holders of preferred stock), and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

          Our amended and restated certificate of incorporation authorizes our board of directors to issue preferred stock. Prior to the issuance of shares of each class or series, the board of directors is required by Delaware law and by our amended and restated certificate of incorporation to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of our common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 66.7% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two full years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a BDC. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions. However, we do not currently have any plans to issue preferred stock.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

          The Delaware General Corporation Law authorizes corporations to limit or eliminate the personal liability of directors to corporations and their stockholders for monetary damages for breaches of directors' fiduciary duties. Our amended and restated certificate of incorporation will include a provision that eliminates the personal liability of its directors for monetary damages for actions taken as a director, except for liability:

  •
  for breach of duty of loyalty;

  •
  for acts or omissions not in good faith or involving intentional misconduct or knowing violation of law;

  •
  under Section 174 of the DGCL (unlawful dividends); or

  •
  for transactions from which the director derived improper personal benefit.

          Under our amended and restated bylaws, we will fully indemnify any person who was or is involved in any actual or threatened action, suit or proceeding by reason of the fact that such person is or was one of our directors or officers. So long as we are regulated under the 1940 Act, the above indemnification and limitation of liability is limited by the 1940 Act or by any valid rule, regulation or order of the SEC thereunder. The 1940 Act provides, among other things, that a company may not indemnify any director or officer against liability to it or its security holders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of the foregoing conduct.

          Delaware law also provides that indemnification permitted under the law shall not be deemed exclusive of any other rights to which the directors and officers may be entitled under the corporation's bylaws, any agreement, a vote of stockholders or otherwise.

          We have obtained liability insurance for our officers and directors.

Delaware Law and Certain Certificate of Incorporation and Bylaw Provisions; Anti-Takeover Measures

          Certain provisions of our amended and restated certificate of incorporation and amended and restated bylaws, as summarized below, and applicable provisions of the Delaware General Corporation Law and certain other agreements to which we are a party may make it more difficult for or prevent an unsolicited third party from acquiring control of us or changing our board of directors and management. These provisions may have the effect of deterring hostile takeovers or delaying changes in our control or in our management. These provisions are intended to enhance the likelihood of continued stability in the composition of our board of directors and in the policies furnished by them and to discourage certain types of transactions that may involve an actual or threatened change in our control. The provisions also are intended to discourage certain tactics that may be used in proxy fights. These provisions, however, could have the effect of discouraging others from making tender offers for our shares and, as a consequence, they also may inhibit fluctuations in the market price of our shares that could result from actual or rumored takeover attempts.

          Classified Board; Vacancies; Removal.    The classification of our board of directors and the limitations on removal of directors and filling of vacancies could have the effect of making it more difficult for a third party to acquire us, or of discouraging a third party from acquiring us. Our board of directors will be divided into three classes, with the term of one class expiring at each annual meeting of stockholders. At each annual meeting, one class of directors is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the board of directors.

          Our amended and restated certificate of incorporation provides that, subject to the applicable requirements of the 1940 Act and the rights of any holders of preferred stock, any vacancy on the board of directors, however the vacancy occurs, including a vacancy due to an enlargement of the board, may only be filled by vote a majority of the directors then in office.

          A director may be removed at any time at a meeting called for that purpose, but only for cause and only by the affirmative vote of the holders of at least 75.0% of the shares then entitled to vote for the election of the respective director.

          Advance Notice Requirements for Stockholder Proposals and Director Nominations.    Our amended and restated bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (1) by or at the direction of the board of directors or (2) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the amended and restated bylaws. Nominations of persons for election to the board of directors at a special meeting may be made only (1) by or at the direction of the board of directors or (2) provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the amended and restated bylaws. The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform its stockholders and make recommendations about such qualifications or business, as well as to approve a more orderly procedure for conducting meetings of stockholders. Although our amended and restated bylaws do not give its board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

          Amendments to Certificate of Incorporation and Bylaws.    Delaware's corporation law provides generally that the affirmative vote of a majority of the shares entitled to vote on any matter is required to amend a corporation's certificate of incorporation or bylaws, unless a corporation's certificate of incorporation or bylaws requires a greater percentage. Our amended and restated certificate of incorporation provides that the following provisions, among others, may be amended by our stockholders only by a vote of at least two-thirds of the shares of our capital stock entitled to vote:

  •
  the classification of our board of directors;

  •
  the removal of directors;

  •
  the limitation on stockholder action by written consent;

  •
  the limitation of directors' personal liability to us or our stockholders for breach of fiduciary duty as a director;

  •
  the ability to call a Special Meeting of Stockholders being vested in our board of directors, the chairperson of our board, our chief executive officer and in the holders of at least fifty (50) percent of the voting power of all shares of our capital stock generally entitled to vote on the election of directors then outstanding subject to certain procedures; and

  •
  the amendment provision requiring that the above provisions be amended only with a two-thirds supermajority vote.

          The amended and restated bylaws generally can be amended by approval of (i) a majority of the total number of authorized directors or (ii) the affirmative vote of the holders of at least two-thirds of the shares of our capital stock entitled to vote.

          Calling of Special Meetings by Stockholders.    Our certificate of incorporation and bylaws also provide that special meetings of the stockholders may only be called by our board of directors, the chairperson of our board, our chief executive officer or upon the request of the holders of at least 50.0% of the voting power of all shares of our capital stock, generally entitled to vote on the election of directors then outstanding, subject to certain limitations.

          Section 203 of the Delaware General Corporation Law.    We will not be subject to Section 203 of the DGCL, an anti-takeover law. In general, Section 203 prohibits a publicly-held Delaware corporation from engaging in a "business combination" with an "interested stockholder" for a period of three years following the date the person became an interested stockholder, unless (with certain exceptions) the "business combination" or the transaction in which the person became an interested stockholder is approved in a prescribed manner. Generally, a "business combination" includes a merger, asset or stock sale, or other transaction resulting in a financial benefit to the interested stockholder. Generally, an "interested stockholder" is a person who, together with affiliates and associates, owns (or within three years prior to the determination of interested stockholder status, did own) 15.0% or more of a corporation's voting stock. In our certificate of incorporation, we have elected not to be bound by Section 203.

          Our credit facilities also include change of control provisions that accelerate the indebtedness under the credit facilities in the event of certain change of control events. If certain transactions were engaged in without the consent of the lender, repayment obligations under the credit facilities could be accelerated.

 DESCRIPTION OF PREFERRED STOCK

          In addition to shares of common stock, we have 2,000,000 shares of preferred stock, par value $0.01, authorized of which no shares are currently outstanding. If we offer preferred stock under this prospectus, we will issue an appropriate prospectus supplement. We may issue preferred stock from time to time in one or more classes or series, without stockholder approval. Prior to issuance of shares of each class or series, our board of directors is required by Delaware law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Any such an issuance must adhere to the requirements of the 1940 Act, Delaware law and any other limitations imposed by law.

          The 1940 Act currently requires, among other things, that (a) immediately after issuance and before any distribution is made with respect to common stock, the liquidation preference of the preferred stock, together with all other senior securities, must not exceed an amount equal to 50.0% of our total assets (taking into account such distribution), (b) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on the preferred stock are in arrears by two years or more and (c) such class of stock have complete priority over any other class of stock as to distribution of assets and payment of dividends, which dividends shall be cumulative.

          For any series of preferred stock that we may issue, our board of directors will determine and the amendment to the charter and the prospectus supplement relating to such series will describe:

  •
  the designation and number of shares of such series;

  •
  the rate and time at which, and the preferences and conditions under which, any dividends will be paid on shares of such series, as well as whether such dividends are participating or non-participating;

  •
  any provisions relating to convertibility or exchangeability of the shares of such series, including adjustments to the conversion price of such series;

  •
  the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;

  •
  the voting powers, if any, of the holders of shares of such series;

  •
  any provisions relating to the redemption of the shares of such series;

  •
  any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;

  •
  any conditions or restrictions on our ability to issue additional shares of such series or other securities;

  •
  if applicable, a discussion of certain U.S. federal income tax considerations; and

  •
  any other relative powers, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

          All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our board of directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which dividends, if any, thereon will be cumulative.

 DESCRIPTION OF SUBSCRIPTION RIGHTS

General

          We may issue subscription rights to our stockholders to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering.

          The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

  •
  the period of time the offering would remain open (which shall be open a minimum number of days such that all record holders would be eligible to participate in the offering and shall not be open longer than 120 days);

  •
  the title of such subscription rights;

  •
  the exercise price for such subscription rights (or method of calculation thereof);

  •
  the ratio of the offering (which, in the case of transferable rights, will require a minimum of three shares to be held of record before a person is entitled to purchase an additional share);

  •
  the number of such subscription rights issued to each stockholder;

  •
  the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;

  •
  if applicable, a discussion of certain U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

  •
  the date on which the right to exercise such subscription rights shall commence, and the date on which such right shall expire (subject to any extension);

  •
  the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;

  •
  any termination right we may have in connection with such subscription rights offering; and

  •
  any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.

Exercise Of Subscription Rights

          Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares of common stock at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.

          Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

Dilutive Effects

          Any stockholder who chooses not to participate in a rights offering should expect to own a smaller interest in us upon completion of such rights offering. Any rights offering will dilute the ownership interest and voting power of stockholders who do not fully exercise their subscription rights. Further, because the net proceeds per share from any rights offering may be lower than our current net asset value per share, the rights offering may reduce our net asset value per share. The amount of dilution that a stockholder will experience could be substantial, particularly to the extent we engage in multiple rights offerings within a limited time period. In addition, the market price of our common stock could be adversely affected while a rights offering is ongoing as a result of the possibility that a significant number of additional shares may be issued upon completion of such rights offering. All of our stockholders will also indirectly bear the expenses associated with any rights offering we may conduct, regardless of whether they elect to exercise any rights.

 DESCRIPTION OF WARRANTS

          The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.

          We may issue warrants to purchase shares of our common stock. Such warrants may be issued independently or together with shares of common stock and may be attached or separate from such shares of common stock. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

          A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

  •
  the title of such warrants;

  •
  the aggregate number of such warrants;

  •
  the price or prices at which such warrants will be issued;

  •
  the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

  •
  the number of shares of common stock issuable upon exercise of such warrants;

  •
  the price at which and the currency or currencies, including composite currencies, in which the shares of common stock purchasable upon exercise of such warrants may be purchased;

  •
  the date on which the right to exercise such warrants shall commence and the date on which such right will expire;

  •
  whether such warrants will be issued in registered form or bearer form;

  •
  if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;

  •
  if applicable, the number of such warrants issued with each share of common stock;

  •
  if applicable, the date on and after which such warrants and the related shares of common stock will be separately transferable;

  •
  information with respect to book-entry procedures, if any;

  •
  if applicable, a discussion of certain U.S. federal income tax considerations; and

  •
  any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

          NMFC and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

          Under the 1940 Act, we may generally only offer warrants provided that (1) the warrants expire by their terms within ten years; (2) the exercise or conversion price is not less than the current market value at the date of issuance; (3) our stockholders authorize the proposal to issue such warrants, and our board of directors approves such issuance on the basis that the issuance is in the best interests of us and our stockholders; and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants at the time of issuance may not exceed 25.0% of our outstanding voting securities.

 DESCRIPTION OF DEBT SECURITIES

          We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.

          As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an "indenture." An indenture is a contract between us and the financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under "— Events of Default — Remedies if an Event of Default Occurs." Second, the trustee performs certain administrative duties for us with respect to the debt securities.

          This section includes a description of the material provisions of the indenture. Because this section is a summary, however, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. A copy of the form of indenture is attached, or incorporated by reference, as an exhibit to the registration statement of which this prospectus is a part. We will file a supplemental indenture with the SEC in connection with any debt offering, at which time the supplemental indenture would be publicly available. See "Available Information" for information on how to obtain a copy of the indenture.

          The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered by including:

  •
  the designation or title of the series of debt securities;

  •
  the total principal amount of the series of debt securities;

  •
  the percentage of the principal amount at which the series of debt securities will be offered;

  •
  the date or dates on which principal will be payable;

  •
  the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

  •
  the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

  •
  whether any interest may be paid by issuing additional securities of the same series in lieu of cash (and the terms upon which any such interest may be paid by issuing additional securities);

  •
  the terms for redemption, extension or early repayment, if any;

  •
  the currencies in which the series of debt securities are issued and payable;

  •
  whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

  •
  the place or places, if any, other than or in addition to the Borough of Manhattan in the City of New York, of payment, transfer, conversion and/or exchange of the debt securities;

  •
  the denominations in which the offered debt securities will be issued (if other than $1,000 and any integral multiple thereof);

  •
  the provision for any sinking fund;

  •
  any restrictive covenants;

  •
  any Events of Default (as defined in "Events of Default" below);

  •
  whether the series of debt securities are issuable in certificated form;

  •
  any provisions for defeasance or covenant defeasance;

  •
  any special U.S. federal income tax implications, including, if applicable, U.S. federal income tax considerations relating to original issue discount;

  •
  whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

  •
  any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

  •
  whether the debt securities are subject to subordination and the terms of such subordination;

  •
  whether the debt securities are secured and the terms of any security interest;

  •
  the listing, if any, on a securities exchange; and

  •
  any other terms.

          The debt securities may be secured or unsecured obligations. Under the provisions of the 1940 Act, we, as a BDC, are permitted to issue debt only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 150.0% after each issuance of debt, but giving effect to any exemptive relief granted to us by the SEC. This asset coverage requirement may change in the future, however, to permit us to incur additional leverage. See "Risk Factors — Risks Related to Our Operations — Recent legislation may allow us to incur additional leverage." Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

General

          The indenture provides that any debt securities proposed to be sold under this prospectus and the accompanying prospectus supplement ("offered debt securities") may be issued under the indenture in one or more series.

          For purposes of this prospectus, any reference to the payment of principal of, or premium or interest, if any, on, debt securities will include additional amounts if required by the terms of the debt securities.

          The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the "indenture securities." The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See "— Resignation of Trustee" below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term "indenture securities" means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

          Except as described under "— Events of Default" and "— Merger or Consolidation" below, the indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.

          We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants, as applicable, that are described below, including any addition of a covenant or other provision providing event risk protection or similar protection.

          We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

Conversion and Exchange

          If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

Issuance of Securities in Registered Form

          We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in "certificated" form. Debt securities issued in book-entry form will be represented by global securities. We expect that we will usually issue debt securities in book-entry only form represented by global securities.

Book-Entry Holders

          We will issue registered debt securities in book-entry form only, unless we specify otherwise in the applicable prospectus supplement. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary's book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.

          Under the indenture, only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we will recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.

          As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary's book-entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.

Street Name Holders

          In the future, we may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in "street name." Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor would hold a beneficial interest in those debt securities through the account he or she maintains at that institution.

          For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities, and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.

Legal Holders

          Our obligations, as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.

          For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.

          When we refer to you in this Description of Debt Securities, we mean those who invest in the debt securities being offered by this prospectus, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.

Special Considerations for Indirect Holders

          If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:

  •
  how it handles securities payments and notices;

  •
  whether it imposes fees or charges;

  •
  how it would handle a request for the holders' consent, if ever required;

  •
  whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities;

  •
  how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests; and

  •
  if the debt securities are in book-entry form, how the depositary's rules and procedures will affect these matters.

Global Securities

          As noted above, we usually will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.

          Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities issued in book-entry form.

          A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under "— Termination of a Global Security." As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.

Special Considerations for Global Securities

          As an indirect holder, an investor's rights relating to a global security will be governed by the account rules of the investor's financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security.

          If debt securities are issued only in the form of a global security, an investor should be aware of the following:

  •
  an investor cannot cause the debt securities to be registered in his or her name and cannot obtain certificates for his or her interest in the debt securities, except in the special situations we describe below;

  •
  an investor will be an indirect holder and must look to his or her own bank or broker for payments on the debt securities and protection of his or her legal rights relating to the debt securities, as we describe under "— Issuance of Securities in Registered Form" above;

  •
  an investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form;

  •
  an investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective;

  •
  the depositary's policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor's interest in a global security. NMFC and the trustee have no responsibility for any aspect of the depositary's actions or for its records of ownership interests in a global security. NMFC and the trustee also do not supervise the depositary in any way;

  •
  if we redeem less than all the debt securities of a particular series being redeemed, DTC's practice is to determine by lot the amount to be redeemed from each of its participants holding that series;

  •
  an investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC's records, to the applicable trustee;

  •
  DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds, your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security;

  •
  financial institutions that participate in the depositary's book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities; there may be more than one financial intermediary in the chain of ownership for an investor; we do not monitor, nor are we responsible for the actions of, any of those intermediaries.

Termination of a Global Security

          If a global security is terminated for any reason, interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of legal holders and street name investors under "— Issuance of Securities in Registered Form" above.

          The prospectus supplement may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement. If a global security is terminated, only the depositary, and not us or the applicable trustee, is responsible for deciding the investors in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.

Payment and Paying Agents

          We will pay interest to the person listed in the applicable trustee's records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the "record date." Since we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called "accrued interest."

Payments on Global Securities

          We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder's right to those payments will be governed by the rules and practices of the depositary and its participants, as described under "— Special Considerations for Global Securities."

Payments on Certificated Securities

          We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date to the holder of debt securities as shown on the trustee's records as of the close of business on the regular record date at our office in New York, New York, as applicable, and/or at other offices that may be specified in the prospectus supplement. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, New York and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.

          Alternatively, at our option we may pay any cash interest that becomes due on the debt security by mailing a check to the holder at his, her or its address shown on the trustee's records as of the close of business on the regular record date or by transfer to an account at a bank in the U.S., in either case, on the due date.

Payment When Offices Are Closed

          If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

          Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

 Events of Default

          You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

          The term "Event of Default" in respect of the debt securities of your series means any of the following:

  •
  we do not pay the principal of, or any premium on, a debt security of the series on its due date;

  •
  we do not pay interest on a debt security of the series within 30 days of its due date;

  •
  we do not deposit any sinking fund payment in respect of debt securities of the series within two business days of its due date;

  •
  we remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach (the notice must be sent by either the trustee or holders of at least 25.0% of the principal amount of debt securities of the series);

  •
  we file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 90 days;

  •
  the series of debt securities has an asset coverage, as such term is defined in the 1940 Act, of less than 100.0% on the last business day of each of 24 consecutive calendar months, giving effect to any exemptive relief granted to us by the SEC; or

  •
  any other Event of Default in respect of debt securities of the series described in the prospectus supplement occurs.

          An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium, interest, or sinking or purchase fund installment, if it in good faith considers the withholding of notice to be in the interest of the holders.

Remedies if an Event of Default Occurs

          If an Event of Default has occurred and is continuing, the trustee or the holders of not less than 25.0% in principal amount of the outstanding debt securities of the affected series may (and the trustee shall at the request of such holders) declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. A declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the outstanding debt securities of the affected series if (1) we have deposited with the trustee all amounts due and owing with respect to the securities (other than principal that has become due solely by reason of such acceleration) and certain other amounts, and (2) any other Events of Default have been cured or waived.

          The trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee protection from expenses and liability reasonably satisfactory to it (called an "indemnity"). If indemnity reasonably satisfactory to the trustee is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

          Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

  •
  you must give the trustee written notice that an Event of Default with respect to the relevant series of debt securities has occurred and remains uncured;

  •
  the holders of at least 25.0% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer indemnity, security, or both reasonably satisfactory to the trustee against the costs, expenses, and other liabilities of taking that action;

  •
  the trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity and/or security; and

  •
  the holders of a majority in principal amount of the debt securities of that series must not have given the trustee a direction inconsistent with the above notice during that 60-day period.

          However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

          Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

          Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities, or else specifying any default.

Waiver of Default

          Holders of a majority in principal amount of the outstanding debt securities of the affected series may waive any past defaults other than a default:

  •
  in the payment of principal, any premium or interest; or

  •
  in respect of a covenant that cannot be modified or amended without the consent of each holder.

Merger or Consolidation

          Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, we may not take any of these actions unless all the following conditions are met:

  •
  where we merge out of existence or sell substantially all our assets, the resulting entity or transferee must agree to be legally responsible for our obligations under the debt securities;

  •
  the merger or sale of assets must not cause a default on the debt securities and we must not already be in default (unless the merger or sale would cure the default). For purposes of this no-default test, a default would include an Event of Default that has occurred and has not been cured, as described under "Events of Default" above. A default for this purpose would also include any event that would be an Event of Default if the requirements for giving us a notice of default or NMFC's as applicable, having to exist for a specific period of time were disregarded;

  •
  we must deliver certain certificates and documents to the trustee; and

  •
  we must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Modification or Waiver

          There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes Requiring Your Approval

          First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:

  •
  change the stated maturity of the principal of or interest on a debt security or the terms of any sinking fund with respect to any security;

  •
  reduce any amounts due on a debt security;

  •
  reduce the amount of principal payable upon acceleration of the maturity of an original issue discount or indexed security following a default or upon the redemption thereof or the amount thereof provable in a bankruptcy proceeding;

  •
  adversely affect any right of repayment at the holder's option;

  •
  change the place or currency of payment on a debt security (except as otherwise described in the prospectus or prospectus supplement);

  •
  impair your right to sue for payment;

  •
  adversely affect any right to convert or exchange a debt security in accordance with its terms;

  •
  modify the subordination provisions in the indenture in a manner that is adverse to outstanding holders of the debt securities;

  •
  reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;

  •
  reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;

  •
  modify any other aspect of the provisions of the indenture dealing with supplemental indentures with the consent of holders, waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and

  •
  change any obligation we have to pay additional amounts.

Changes Not Requiring Approval

          The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications, establishment of the form or terms of new securities of any series as permitted by the indenture and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

Changes Requiring Majority Approval

          Any other change to the indenture and the debt securities would require the following approval:

  •
  if the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series; and

  •
  if the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

          In each case, the required approval must be given by written consent.

          The holders of a majority in principal amount of a series of debt securities issued under the indenture, voting together as one class for this purpose, may waive our compliance with some of the covenants applicable to that series of debt securities. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under "— Changes Requiring Your Approval."

Further Details Concerning Voting

          When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

  •
  for original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default;

  •
  for debt securities whose principal amount is not known (for example, because it is based on an index), we will use the principal face amount at original issuance or a special rule for that debt security described in the prospectus supplement; and

  •
  for debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

          Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption or if we, any other obligor, or any of our affiliates, or any obligor own such debt securities. Debt securities will also not be eligible to vote if they have been fully defeased as described later under "— Defeasance — Full Defeasance".

          We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. However, the record date may not be more than 30 days before the date of the first solicitation of holders to vote on or take such action. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within 11 months following the record date.

          Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or requests a waiver.

 Defeasance

          The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

Covenant Defeasance

          Under current U.S. federal tax law and the indenture, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called "covenant defeasance". In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If we achieve covenant defeasance and your debt securities were subordinated as described under "— Indenture Provisions — Subordination" below, such subordination would not prevent the trustee under the indenture from applying the funds available to it from the deposit described in the first bullet below to the payment of amounts due in respect of such debt securities for the benefit of the subordinated debt holders. In order to achieve covenant defeasance, we must do the following:

  •
  we must deposit in trust for the benefit of all holders of a series of debt securities a combination of cash (in such currency in which such securities are then specified as payable at stated maturity) or government obligations applicable to such securities (determined on the basis of the currency in which such securities are then specified as payable at stated maturity) that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments;

  •
  we must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit;

  •
  we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act and a legal opinion and officers' certificate stating that all conditions precedent to covenant defeasance have been complied with;

  •
  defeasance must not result in a breach or violation of, or result in a default under, of the indenture or any of our other material agreements or instruments, as applicable;

  •
  no default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days; and

  •
  satisfy the conditions for covenant defeasance contained in any supplemental indentures.

          If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be such a shortfall. However, there is no assurance that we would have sufficient funds to make payment of the shortfall.

Full Defeasance

          If there is a change in U.S. federal tax law or we obtain IRS ruling, as described in the second bullet below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called "full defeasance") if we put in place the following other arrangements for you to be repaid:

  •
  we must deposit in trust for the benefit of all holders of a series of debt securities a combination of cash (in such currency in which such securities are then specified as payable at stated maturity) or government obligations applicable to such securities (determined on the basis of the currency in which such securities are then specified as payable at stated maturity) that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments;

  •
  we must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit. Under current U.S. federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit;

  •
  we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act and a legal opinion and officers' certificate stating that all conditions precedent to defeasance have been complied with;

  •
  defeasance must not result in a breach or violation of, or constitute a default under, of the indenture or any of our other material agreements or instruments, as applicable;

  •
  no default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days; and

  •
  satisfy the conditions for full defeasance contained in any supplemental indentures.

          If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors, as applicable, if we ever became bankrupt or insolvent. If your debt securities were subordinated as described later under "— Indenture Provisions — Subordination", such subordination would not prevent the trustee under the indenture from applying the funds available to it from the deposit referred to in the first bullet of the preceding paragraph to the payment of amounts due in respect of such debt securities for the benefit of the subordinated debt holders.

Form, Exchange and Transfer of Certificated Registered Securities

          If registered debt securities cease to be issued in book-entry form, they will be issued:

  •
  only in fully registered certificated form;

  •
  without interest coupons; and

  •
  unless we indicate otherwise in the prospectus supplement, in denominations of $1,000 and amounts that are multiples of $1,000.

          Holders may exchange their certificated securities for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed and as long as the denomination is greater than the minimum denomination for such securities.

          Holders may exchange or transfer their certificated securities at the office of the trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.

          Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent, as applicable, is satisfied with the holder's proof of legal ownership.

          If we have designated additional transfer agents for your debt security, they will be named in the prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

          If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

          If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.

Resignation of Trustee

          Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series and has accepted such appointment. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions — Subordination

          Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness has been made or duly provided for in money or money's worth.

          In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities, upon our dissolution, winding up, liquidation or reorganization before all Senior Indebtedness is paid in full, the payment or distribution must be paid over to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.

          By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities or the holders of any indenture securities that are not Senior Indebtedness. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

          Senior Indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

  •
  our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed, that we have designated as "Senior Indebtedness" for purposes of the indenture and in accordance with the terms of the indenture (including any indenture securities designated as Senior Indebtedness), and

  •
  renewals, extensions, modifications and refinancings of any of this indebtedness.

          If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Senior Indebtedness and of our other Indebtedness outstanding as of a recent date.

Secured Indebtedness and Ranking

          Certain of our indebtedness, including certain series of indenture securities, may be secured. The prospectus supplement for each series of indenture securities will describe the terms of any security interest for such series and will indicate the approximate amount of our secured indebtedness as of a recent date. Any unsecured indenture securities will effectively rank junior to any existing and future secured indebtedness, including any credit facilities or secured indenture securities, that we incur to the extent of the value of the assets securing such secured indebtedness. Our debt securities, whether secured or unsecured, will rank structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities, with respect to claims on the assets of any such subsidiaries, financing vehicles or similar facilities.

          In the event of bankruptcy, liquidation, reorganization or other winding up, any of our assets that secure secured debt will be available to pay obligations on unsecured debt securities only after all indebtedness under such secured debt has been repaid in full from such assets. We advise you that there may not be sufficient assets remaining to pay amounts due on any or all unsecured debt securities then outstanding after fulfillment of this obligation. As a result, the holders of unsecured indenture securities may recover less, ratably, than holders of any of our secured indebtedness.

The Trustee under the Indenture

          U.S. Bank National Association will serve as the trustee under the indenture.

Certain Considerations Relating to Foreign Currencies

          Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

          The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and an investment in shares of our common stock. The discussion is based upon the Internal Revenue Code of 1986, as amended, which we refer to as the "Code", the regulations of the U.S. Department of Treasury promulgated thereunder, which we refer to as the "Treasury regulations", the legislative history of the Code, current administrative interpretations and practices of the Internal Revenue Service, which we refer to as the "IRS", (including administrative interpretations and practices of the IRS expressed in private letter rulings which are binding on the IRS only with respect to the particular taxpayers that requested and received those rulings) and judicial decisions, each as of the date of this prospectus and all of which are subject to change or differing interpretations, possibly retroactively, which could affect the continuing validity of this discussion. The U.S federal income tax laws addressed in this summary are highly technical and complex, and certain aspects of their application to us are not completely clear. In addition, certain U.S. federal income tax consequences described in this summary depend upon certain factual matters, including (without limitation) the value and tax basis ascribed to our assets and the manner in which we operate, and certain complicated tax accounting calculations. We have not sought, and will not seek, any ruling from the IRS regarding any matter discussed in this summary, and this summary is not binding on the IRS. Accordingly, there can be no assurance that the IRS will not assert, and a court will not sustain, a position contrary to any of the tax consequences discussed below. This summary does not purport to be a complete description of all the tax aspects affecting us and our stockholders. For example, this summary does not describe all U.S. federal income tax consequences that may be relevant to certain types of stockholders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, partnerships or other pass-through entities and their owners, persons that hold shares of our common stock through a foreign financial institution, persons that hold shares of our common stock through a non-financial foreign entity, Non-U.S. stockholders (as defined below) engaged in a trade or business in the U.S. or Non-U.S. stockholders entitled to claim the benefits of an applicable income tax treaty, persons who have ceased to be U.S. citizens or to be taxed as resident aliens, persons holding our common stock in connection with a hedging, straddle, conversion or other integrated transaction, dealers in securities, a trader in securities that elects to use a market-to-market method of accounting for its securities holdings, pension plans and trusts, and financial institutions. This summary assumes that stockholders hold our common stock as capital assets for U.S. federal income tax purposes (generally, assets held for investment). This summary generally does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if the we invested in tax-exempt securities or certain other investment assets.

          A "U.S. stockholder" generally is a beneficial owner of shares of our common stock that is, for U.S. federal income tax purposes:

  •
  A citizen or individual resident of the U.S.;

  •
  A corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the U.S. or any state thereof or the District of Columbia;

  •
  A trust if (i) a court within the U.S. is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantive decisions of the trust, or (ii) the trust has in effect a valid election to be treated as a domestic trust for U.S. federal income tax purposes; or

  •
  An estate, the income of which is subject to U.S. federal income taxation regardless of its source.

          A "Non-U.S. stockholder" generally is a beneficial owner of shares of our common stock that is not a U.S. stockholder or a partnership (or an entity or arrangement treated as a partnership) for U.S. federal income tax purposes.

          If a partnership, or other entity or arrangement treated as a partnership for U.S. federal income tax purposes, holds shares of our common stock, the U.S. federal income tax treatment of the partnership and each partner generally will depend on the status of the partner, the activities of the partnership and certain determinations made at the partner level. A stockholder that is a partnership holding shares of our common stock, and each partner in such a partnership, should consult his, her or its own tax adviser with respect to the tax consequences of the purchase, ownership and disposition of shares of our common stock.

          Tax matters are very complicated and the tax consequences to each stockholder of an investment in shares of our common stock will depend on the facts of his, her or its particular situation. You should consult your own tax adviser regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable income tax treaty and the effect of any possible changes in the tax laws.

Our Election to be Taxed as a RIC

          We have elected to be treated, and intend to comply with the requirements to continue to qualify annually, as a RIC under Subchapter M of the Code. As a RIC, we generally will not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that we timely distribute to our stockholders as dividends. Rather, dividends distributed by us generally will be taxable to our stockholders, and any net operating losses, foreign tax credits and other tax attributes of ours generally will not pass through to our stockholders, subject to special rules for certain items such as net capital gains and qualified dividend income recognized by us. See "— Taxation of U.S. Stockholders" and "— Taxation of Non-U.S. Stockholders" below.

          To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to be eligible to be taxed as a RIC, we must distribute to our stockholders, for each taxable year, at least 90.0% of our "investment company taxable income", which generally is our net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the "Annual Distribution Requirement").

Taxation as a RIC

          If we:

  •
  qualify as a RIC; and

  •
  satisfy the Annual Distribution Requirement,

then we will not be subject to U.S. federal income tax on the portion of our income that is timely distributed (or is deemed to be timely distributed) to our stockholders. If we fail to qualify as a RIC, we will be subject to U.S. federal income tax at the regular corporate rates on our income and capital gains.

          We will be subject to a 4.0% nondeductible U.S. federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98.0% of our net ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income and gains recognized, but not distributed and on which we did not pay corporate-level U.S. federal income tax, in preceding years (the "Excise Tax Avoidance Requirement"). While we intend to make distributions to our stockholders in each taxable year that will be sufficient to avoid any U.S. federal excise tax on our earnings, there can be no assurance that we will be successful in entirely avoiding this tax.

          In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

  •
  continue to qualify as a BDC under the 1940 Act at all times during each taxable year;

  •
  derive in each taxable year at least 90.0% of our gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities or foreign currencies, net income from certain "qualified publicly traded partnerships", or other income derived with respect to our business of investing in such stock or securities (the "90.0% Income Test"); and

  •
  diversify our holdings so that at the end of each quarter of the taxable year:

  •
  at least 50.0% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5.0% of the value of our assets or more than 10.0% of the outstanding voting securities of the issuer; and

  •
  no more than 25.0% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of: (1) one issuer, (2) two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades, or (3) businesses or of certain "qualified publicly traded partnerships" (the "Diversification Tests").

          NMF Holdings is treated as a disregarded entity for U.S. federal income tax purposes. As a result, NMF Holdings will itself not be subject to U.S. federal income tax and, for U.S. federal income tax purposes, we will take into account all of NMF Holdings' assets and items of income, gain, loss, deduction and credit. In the remainder of this discussion, except as otherwise indicated, references to "we" "us" "our" and "NMFC" include NMF Holdings.

          SBIC I GP, SBIC I, SBIC II GP and SBIC II are treated as disregarded entities for U.S. federal income tax purposes. As a result, SBIC I GP, SBIC I, SBIC II GP and SBIC II will themselves not be subject to U.S. federal income tax and, for U.S. federal income tax purposes, we will take into account all of SBIC I GP's, SBIC I's, SBIC II GP's and SBIC II's assets and items of income, gain, loss, deduction and credit. In the remainder of this discussion, except as otherwise indicated, references to "we" "us" "our" and "NMFC" include SBIC I GP, SBIC I, SBIC II GP and SBIC II.

          NMF Ancora, NMF QID and NMF YP are Delaware corporations. NMF Ancora, NMF QID and NMF YP are not consolidated for income tax purposes and may each incur U.S. federal, state and local income tax expense with respect to their respective income and expenses earned from investment activities.

          A RIC is limited in its ability to deduct expenses in excess of its "investment company taxable income" (which is, generally, ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses). If our expenses in a given year exceed our investment company taxable income, we would experience a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years and such net operating losses do not pass through to its stockholders. In addition, expenses can be used only to offset investment company taxable income, not net capital gain. A RIC may not use any net capital losses (that is, realized capital losses in excess of realized capital gains) to offset the RIC's investment company taxable income, but may carry forward such losses, and use them to offset capital gains, indefinitely. Due to these limits on the deductibility of expenses and net capital losses, we may for tax purposes have aggregate taxable income for several years that we are required to distribute and that is taxable to our stockholders even if such income is greater than the aggregate net income we actually earned during those years. In such event, we may liquidate certain investments, if necessary. We may recognize gains or losses from such liquidations. In the event that we recognize net capital gains from such transactions, you may receive a larger capital gain distribution than you would have received in the absence of such transactions.

          For U.S. federal income tax purposes, we may be required to include in our taxable income certain amounts that we have not yet received in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or issued with warrants), we must include in our taxable income in each year the portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in our taxable income other amounts that we have not yet received in cash, such as accruals on a contingent payment debt instrument or deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. Because original issue discounts or other amounts accrued will be included in our investment company taxable income for the year of accrual and before we receive any corresponding cash payments, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we would not have received any corresponding cash payment.

          Accordingly, to enable us to satisfy the Annual Distribution Requirement, we may need to sell some of our assets at times and/or at prices that we would not consider advantageous, we may need to raise additional equity or debt capital or we may need to forego new investment opportunities or otherwise take actions that are disadvantageous to our business (or be unable to take actions that are advantageous to our business). If we are unable to obtain cash from other sources to enable us to satisfy the Annual Distribution Requirement, we may fail to qualify for the U.S. federal income tax benefits allowable to RICs and, thus, become subject to a corporate level U.S. federal income tax (and any applicable state and local taxes).

          Because we intend to use debt financing, we may be prevented by financial covenants contained in our debt financing agreements from making distributions to our shareholders. In addition, under the 1940 Act, we are generally not permitted to make distributions to our shareholders while our debt obligations and other senior securities are outstanding unless certain "asset coverage" tests are met. See "Regulation — Senior Securities". Limits on distributions to our shareholders may prevent us from satisfying the Annual Distribution Requirement and, therefore, may jeopardize our qualification for taxation as a RIC, or subject us to the 4.0% U.S. federal excise tax.

          Although we do not presently expect to do so, we may borrow funds and sell assets in order to make distributions to our stockholders that are sufficient for us to satisfy the Annual Distribution Requirement. However, our ability to dispose of assets may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

 Failure of NMFC to Qualify as a RIC

          If we fail to satisfy the 90.0% Income Test or the Diversification Tests for any taxable year or quarter of such taxable year, we may nevertheless continue to qualify as a RIC for such year if certain relief provisions of the Code apply (which may, among other things, require us to pay certain corporate-level U.S. federal income taxes or to dispose of certain assets). If we fail to qualify for treatment as a RIC and such relief provisions do not apply to us, we will be subject to U.S. federal income tax on all of our taxable income at regular corporate rates (and also will be subject to any applicable state and local taxes), regardless of whether we make any distributions to our stockholders. Distributions would not be required. However, if distributions were made, any such distributions would be taxable to our stockholders as ordinary dividend income and, subject to certain limitations under the Code, any such distributions may be eligible for the 20.0% maximum rate applicable to non-corporate taxpayers to the extent of our current or accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder's tax basis, and any remaining distributions would be treated as a capital gain.

          Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the non-qualifying year, we could be subject to tax on any unrealized net built-in gains in the assets held by us during the period in which we failed to qualify as a RIC that are recognized during the five-year period after our requalification as a RIC, unless we made a special election to pay corporate-level U.S. federal income tax on such built-in gain at the time of our requalification as a RIC. We may decide to be taxed as a regular corporation even if we would otherwise qualify as a RIC if we determine that treatment as a corporation for a particular year would be in our best interests.

Investments — General

          Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (1) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (2) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (3) convert lower-taxed long-term capital gains into higher-taxed short-term capital gains or ordinary income, (4) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (5) cause us to recognize income or gains without receipt of a corresponding distribution of cash, (6) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (7) adversely alter the characterization of certain complex financial transactions and (8) produce income that will not be qualifying income for purposes of the 90.0% Income Test. We intend to monitor our transactions and may make certain tax elections to mitigate the potential adverse effect of these provisions, but there can be no assurance that any adverse effects of these provisions will be mitigated.

Passive Foreign Investment Companies

          If we purchase shares in a "passive foreign investment company" (a "PFIC"), we may be subject to U.S. federal income tax on any "excess distribution" received on, or any gain from the disposition of, such shares even if such income is distributed by it as a taxable dividend to its stockholders. Additional charges in the nature of interest generally will be imposed on us in respect of deferred taxes arising from any such excess distribution or gain. If we invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the Code (a "QEF"), in lieu of the foregoing requirements, we will be required to include in income each year our proportionate share of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed by the QEF. Under recently proposed regulations, amounts required to be included in income from a PFIC for which we have made a QEF election would not be good income for purposes of the 90.0% Income Test unless we receive a cash distribution from such PFIC in the same year attributable to the included income. If these regulations are finalized, we will carefully monitor our investments in PFICs to avoid disqualification as a RIC. Alternatively, we may be able to elect to mark to market at the end of each taxable year our shares in a PFIC; in this case, we will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent that any such decrease does not exceed prior increases included in our income. Under either election, we may be required to recognize income in excess of distributions from PFICs and our proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of the 4.0% U.S. federal excise tax. See "— Taxation of NMFC as a RIC" above.

Foreign Currency Transactions

          Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time we accrue income, expenses or other liabilities denominated in a foreign currency and the time we actually collect such income or pay such expenses or liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt obligations denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

          The remainder of this discussion assumes that we qualify as a RIC for each taxable year.

Taxation of U.S. Stockholders

          The following discussion only applies to U.S. stockholders. Prospective stockholders that are not U.S. stockholders should refer to "— Taxation of Non-U.S. Stockholders" below.

Distributions

          Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our "investment company taxable income" will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent that such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions ("Qualifying Dividends") may be eligible for a maximum tax rate of 20.0%. In this regard, it is anticipated that distributions paid by NMFC will generally not be attributable to dividends received by us and, therefore, generally will not qualify for the 20.0% maximum rate applicable to Qualifying Dividends. Distributions of our net capital gains (which are generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as "capital gain dividends" in written statements furnished to its stockholders will be taxable to a U.S. stockholder as long-term capital gains that are currently taxable at a maximum rate of 20.0% in the case of individuals, trusts or estates, regardless of the U.S. stockholder's holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder's adjusted tax basis in such stockholder's common stock and, after the adjusted tax basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

          We may retain some or all of our realized net long-term capital gains in excess of realized net short-term capital losses, but designate the retained net capital gain as a "deemed distribution". In that case, among other consequences, (i) we will pay tax on the retained amount, (ii) each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and (iii) the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. Because we expect to pay tax on any retained net capital gains at the regular corporate tax rate, and because that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual U.S. stockholders will be treated as having paid will exceed the tax they owe on the capital gain distribution and such excess generally may be refunded or claimed as a credit against the U.S. stockholder's other U.S. federal income tax obligations. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder's cost basis for his, her or its common stock. In order to utilize the deemed distribution approach, we must provide written notice to its stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a "deemed distribution".

          For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by its U.S. stockholders on December 31 of the year in which the dividend was declared.

          If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

          We or the applicable withholding agent will send to each of its U.S. stockholders, as promptly as possible after the end of each calendar year, a notice reporting the amounts includible in such U.S. stockholder's taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year's distributions from us generally will be reported to the IRS (including the amount of dividends, if any, that are Qualifying Dividends eligible for the 20.0% maximum rate). Dividends paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder's particular situation.

Dividend Reinvestment Plan

          Under the dividend reinvestment plan, if a U.S. stockholder owns shares of our common stock registered in the U.S. stockholder's own name, the U.S. stockholder will have all cash distributions automatically reinvested in additional shares of our common stock unless the U.S. stockholder opts out of the dividend reinvestment plan by delivering a written, phone or internet notice to the plan administrator at least three days prior to the payment date of the next dividend or distribution. See "Dividend Reinvestment Plan". Any distributions reinvested under the plan will nevertheless remain taxable to the U.S. stockholder. The U.S. stockholder will have an adjusted tax basis in the additional shares of our common stock purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder's account.

Dispositions

          A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such stockholder's adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain or loss arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. stockholder has held his, her or its shares for more than one year; otherwise, any such gain or loss will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

          In general, non-corporate U.S. stockholders currently are subject to a maximum U.S. federal income tax rate of 20.0% on their recognized net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in shares of our common stock. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. In addition, individuals with a modified adjusted gross income in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their "net investment income", which generally includes net income from interest, dividends, annuities, royalties and rents, and net capital gains (other than certain amounts earned from trades or businesses). Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 21.0% rate also applied to ordinary income. Non-corporate U.S. stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate U.S. stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

Tax Shelter Reporting Regulations

          Under applicable Treasury Regulations, if a U.S. stockholder recognizes a loss with respect to our common stock of $2.0 million or more for a non-corporate U.S. stockholder or $10.0 million or more for a corporate U.S. stockholder in any single taxable year (or a greater loss over a combination of years), the U.S. stockholder must file with the IRS a disclosure statement on Form 8886. Direct U.S. stockholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, U.S. stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to U.S. stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. U.S. stockholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Backup Withholding

          We may be required to withhold U.S. federal income tax ("backup withholding") from any distribution to a U.S. stockholder (other than a corporation, a financial institution, or a stockholder that otherwise qualifies for an exemption) (1) that fails to provide us or the distribution paying agent with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual's taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder's U.S. federal income tax liability, provided that proper information is timely provided to the IRS.

Taxation of Non-U.S. Stockholders

          The following discussion applies only to Non-U.S. stockholders. Whether an investment in shares of our common stock is appropriate for a Non-U.S. stockholder will depend upon that person's particular circumstances. An investment in shares of our common stock by a Non-U.S. stockholder may have adverse tax consequences to such Non-U.S. stockholder. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.

Distributions; Dispositions

          Subject to the discussion in "— Foreign Account Tax Compliance Act" below, distributions of our "investment company taxable income" to Non-U.S. stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of U.S. federal income tax at a 30.0% rate (or lower rate provided by an applicable income tax treaty) to the extent of our current or accumulated earnings and profits, unless an applicable exception applies. Such dividends will not be subject to withholding of U.S. federal income tax to the extent that we report such dividends as "interest-related dividends" or "short-term capital gain dividends". Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to withholding of U.S. federal income tax at the source if they had been received directly by a foreign person, and that satisfy certain other requirements. No assurance can be given as to whether any of our distributions will be eligible for this exemption from withholding tax or, if eligible, will be reported as such by us.

          If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and, if required by an applicable income tax treaty, are attributable to a U.S. permanent establishment of the Non-U.S. stockholder), we will not be required to withhold U.S. federal income tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.)

          Subject to the discussion in "— Foreign Account Tax Compliance Act" below, actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to U.S. federal income or withholding tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and, if required by an applicable income tax treaty, are attributable to a U.S. permanent establishment of the Non-U.S. stockholder).

          If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder's allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return, even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate Non-U.S. stockholder, both distributions (actual or deemed) and gains realized upon the sale of our common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional "branch profits tax" at a 30.0% rate (or at a lower rate if provided for by an applicable income tax treaty). Accordingly, investment in shares of our common stock may not be appropriate for a Non-U.S. stockholder.

Dividend Reinvestment Plan

          Under our dividend reinvestment plan, if a Non-U.S. stockholder owns shares of our common stock registered in the Non-U.S. stockholder's own name, the Non-U.S. stockholder will have all cash distributions automatically reinvested in additional shares of our common stock unless it opts out of the dividend reinvestment plan by delivering a written, phone or internet notice to the plan administrator at least three days prior to the payment date of the next dividend or distribution. See "Dividend Reinvestment Plan". If the distribution is a distribution of our investment company taxable income, is not reported by us as a short-term capital gain dividend or interest-related dividend, if applicable, and is not effectively connected with a U.S. trade or business of the Non-U.S. stockholder (or, if required by an applicable income tax treaty, is not attributable to a U.S. permanent establishment of the Non-U.S. stockholder), the amount distributed (to the extent of our current or accumulated earnings and profits) will be subject to withholding of U.S. federal income tax at a 30.0% rate (or lower rate provided by an applicable income tax treaty) and only the net after-tax amount will be reinvested in our common stock. If the distribution is effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and, if required by an applicable income tax treaty, is attributable to a U.S. permanent establishment of the Non-U.S. stockholder), the full amount of the distribution generally will be reinvested in our common stock and will nevertheless be subject to U.S. federal income tax at the ordinary income rates applicable to U.S. persons. The Non-U.S. stockholder will have an adjusted tax basis in the additional shares of our common stock purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the Non-U.S. stockholder's account.

Backup Withholding

          A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of U.S. federal income tax, will be subject to information reporting and may be subject to backup withholding of U.S. federal income tax on taxable distributions unless the Non-U.S. stockholder provides us or the distribution paying agent with an IRS Form W-8BEN, W-8BEN-E (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

          Non-U.S. stockholders should consult their own tax advisers with respect to the U.S. federal income and withholding tax consequences, and state, local and foreign tax consequences, of an investment in shares of our common stock.

 Foreign Account Tax Compliance Act

          Legislation commonly referred to as the "Foreign Account Tax Compliance Act," or "FATCA," generally imposes a 30.0% withholding tax on payments of certain types of income to foreign financial institutions ("FFIs") unless such FFIs (i) enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners) or (ii) reside in jurisdictions that have entered into an intergovernmental agreement ("IGA") with the U.S. to provide such information and are in compliance with the terms of such IGA and any enabling legislation or regulations. The types of income subject to the tax include, among other things, U.S. source dividends and, after December 31, 2018, the gross proceeds from the sale of any property that could produce U.S. source dividends. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder's account. In addition, subject to certain exceptions, this legislation also imposes a 30.0% withholding on payments to foreign entities that are not FFIs unless the foreign entity certifies that it does not have a 10.0% or greater U.S. owner or provides the withholding agent with identifying information on each 10.0% or greater U.S. owner. Depending on the status of a Non-U.S. stockholder and the status of the intermediaries through which such shareholder holds their shares, a Non-U.S. stockholder could be subject to this 30.0% withholding tax with respect to distributions on their shares of our common stock and proceeds from the sale of their shares of our common stock. A U.S. stockholder who hold their shares through foreign entities or intermediaries may also be subject to this 30% withholding tax. Under certain circumstances, a stockholder might be eligible for refunds or credits of such taxes.

Certain State, Local and Foreign Tax Matters

          We and our stockholders may be subject to state, local or foreign taxation in various jurisdictions in which we or they transact business, own property or reside. The state, local or foreign tax treatment of us and our stockholders may not conform to the U.S. federal income tax treatment discussed above. In particular, our investments in foreign securities may be subject to foreign withholding taxes. The imposition of any such foreign, state, local or other taxes would reduce cash available for distribution to our stockholders, and our stockholders would not be entitled to claim a credit or deduction with respect to such taxes. Prospective investors should consult with their own tax advisers regarding the application and effect of state, local and foreign income and other tax laws on an investment in shares of our common stock.

REGULATION

          We have elected to be regulated as a BDC under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to investments by a BDC in another investment company and transactions between BDCs and their affiliates, principal underwriters and affiliates of those affiliates or underwriters. The 1940 Act requires that a majority of the directors be persons other than "interested persons", as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw its election as a BDC unless approved by a majority of our outstanding voting securities. The 1940 Act defines "a majority of the outstanding voting securities" as the lesser of (i) 67.0% or more of the voting securities present at a meeting if the holders of more than 50.0% of our outstanding voting securities are present or represented by proxy or (ii) more than 50.0% of our voting securities.

          We may, to the extent permitted under the 1940 Act, issue additional equity or debt capital. We will generally not be able to issue and sell our common stock at a price below net asset value per share. See "Risk Factors — Regulations governing the operations of BDCs will affect our ability to raise additional equity capital as well as our ability to issue senior securities or borrow for investment purposes, any or all of which could have a negative effect on our investment objectives and strategies". We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value of our common stock if our board of directors determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve such sale. In addition, we may generally issue new shares of our common stock at a price below net asset value in rights offerings to existing stockholders, in payment of dividends and in certain other limited circumstances.

          As a BDC, we will not generally be permitted to invest in any portfolio company in which the Investment Adviser or any of its affiliates currently have an investment or to make any co-investments with the Investment Adviser or its affiliates without an exemptive order from the SEC. In addition, as a BDC, we are not permitted to issue stock in consideration for services.

SBA Regulation

          On August 1, 2014 and August 25, 2017, respectively, SBIC I and SBIC II, our wholly-owned direct and indirect subsidiary, received licenses from the SBA to operate as SBICs under Section 301(c) of the 1958 Act. SBIC I and SBIC II each have an investment strategy and philosophy substantially similar to ours and make similar types of investments in accordance with SBA regulations.

          A SBIC license allows SBIC I and SBIC II to incur leverage by issuing SBA-guaranteed debentures, subject to the issuance of a capital commitment and certain approvals by the SBA and customary procedures. SBA-guaranteed debentures carry long-term fixed rates that are generally lower than rates on comparable bank and other debt. Under the regulations applicable to SBICs, a standard debenture licensed SBIC is eligible for two tiers of leverage capped at $150.0 million, where each tier is equivalent to the SBIC's regulatory capital, which generally equates to the amount of equity capital in the SBIC. Debentures guaranteed by the SBA have a maturity of ten years, require semi-annual payments of interest and do not require any principal payments prior to maturity. SBIC I and SBIC II are subject to regulation and oversight by the SBA, including requirements with respect to reporting financial information, such as the extent of capital impairment, if applicable, on a regular basis. The SBA, as a creditor, will have a superior claim to SBIC I's and SBIC II's assets over our stockholders in the event SBIC I and SBIC II are liquidated or the SBA exercises its remedies under the SBA-guaranteed debentures issued by SBIC I and SBIC II upon an event of default.

          On November 5, 2014, we received exemptive relief from the SEC to permit us to exclude the SBA-guaranteed debentures of SBIC I and any other future SBIC subsidiaries, including SBIC II, from our 150.0% asset coverage test under the 1940 Act. As such, our ratio of total consolidated assets to outstanding indebtedness may be less than 150.0%. This provides us with increased investment flexibility but also increases our risks related to leverage.

          SBICs are designed to stimulate the flow of private investor capital to eligible small businesses as defined by the SBA. Under SBA regulations, SBICs may make loans to eligible small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services. Under present SBA regulations, eligible small businesses generally include businesses that (together with their affiliates) have a tangible net worth not exceeding $19.5 million and have average annual net income after U.S. federal income taxes not exceeding $6.5 million (average net income to be computed without benefit of any carryover loss) for the two most recent fiscal years. In addition, an SBIC must invest 25.0% of its investment capital to "smaller business", as defined by the SBA. The definition of a smaller business generally includes businesses that have a tangible net worth not exceeding $6.0 million for the most recent fiscal year and have average annual net income after U.S. federal income taxes not exceeding $2.0 million (average net income to be computed without benefit of any net carryover loss) for the two most recent fiscal years. SBA regulations also provide alternative size standard criteria to determine eligibility for designation as an eligible small business or smaller concern, which criteria depend on the primary industry in which the business is engaged and is based on such factors as the number of employees and gross revenue. However, once an SBIC has invested in an eligible small business, it may continue to make follow-on investments in the company, regardless of the size of the company at the time of the follow-on investment.

          The SBA prohibits an SBIC from providing funds to small businesses with certain characteristics, such as businesses with the majority of their employees located outside the U.S., or from investing in project finance, real estate, farmland, financial intermediaries or "passive" (i.e. non-operating) businesses. Without prior SBA approval, an SBIC may not invest an amount equal to more than approximately 30.0% of the SBIC's regulatory capital in any one company and its affiliates.

          The SBA places certain limitations on the financing terms of investments by SBICs in portfolio companies (such as limiting the permissible interest rate on debt securities held by an SBIC in a portfolio company). An SBIC may exercise control over a small business for a period of up to seven years from the date on which the SBIC initially acquires its control position. This control period may be extended for an additional period of time with the SBA's prior written approval.

          The SBA restricts the ability of an SBIC to lend money to any of its officers, directors and employees or to invest in associates thereof. The SBA also prohibits, without prior SBA approval, a "change of control" of an SBIC or transfers that would result in any person (or a group of persons acting in concert) owning 10.0% or more of a class of capital stock of a licensed SBIC. A "change of control" is any event which would result in the transfer of the power, direct or indirect, to direct the management and policies of an SBIC, whether through ownership, contractual arrangements or otherwise.

          The SBA regulations require, among other things, an annual periodic examination of a licensed SBIC by an SBA examiner to determine the SBIC's compliance with the relevant SBA regulations, and the performance of a financial audit by an independent auditor.

          In December 2015, the 2016 omnibus spending bill approved by the U.S. Congress and signed into law by the President increased the amount of SBA-guaranteed debentures that affiliated SBIC funds can have outstanding from $225.0 million to $350.0 million, subject to SBA approval.

 Qualifying Assets

          Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70.0% of the BDC's total assets. The principal categories of qualifying assets relevant to our business are any of the following:

  1)
  Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

  (a)
  is organized under the laws of, and has its principal place of business in, the U.S.;

  (b)
  is not an investment company (other than a small business investment company wholly-owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

  (c)
  satisfies any of the following:

  (i)
  does not have any class of securities that is traded on a national securities exchange;

  (ii)
  has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250.0 million;

  (iii)
  is controlled by a BDC or a group of companies including a BDC and the BDC has an affiliated person who is a director of the eligible portfolio company; or

  (iv)
  is a small and solvent company having total assets of not more than $4.0 million and capital and surplus of not less than $2.0 million.

  2)
  Securities of any eligible portfolio company that the BDC controls.

  3)
  Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

  4)
  Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and the BDC already owns 60.0% of the outstanding equity of the eligible portfolio company.

  5)
  Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

  6)
  Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

          In addition, a BDC must have been organized and have its principal place of business in the U.S. and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above.

          As of March 31, 2018, 12.4% of our total assets were non-qualifying assets.

Significant Managerial Assistance to Portfolio Companies

          BDCs generally must offer to make available to the eligible issuers of its securities significant managerial assistance, except in circumstances where either (i) the BDC controls such issuer of securities or (ii) the BDC purchases such securities in conjunction with one or more other persons acting together and one of the other persons in the group makes available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company. The Administrator or its affiliate provides such managerial assistance on our behalf to portfolio companies that request this assistance.

Temporary Investments

          Pending investments in other types of qualifying assets, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment (collectively, as "temporary investments"), so that 70.0% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25.0% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the Diversification Tests in order to qualify as a RIC for U.S. federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. The Investment Adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions. We had no temporary investments as of December 31, 2017

Senior Securities

          We are permitted, under specified conditions, to issue multiple classes of debt if our asset coverage, as defined in the 1940 Act, is at least equal to 150.0% immediately after each such issuance. However, on March 23, 2018, the Consolidated Appropriations Act of 2018, which includes the SBCA, was signed into law. The SBCA amends the 1940 Act to permit a BDC to reduce the required minimum asset coverage ratio applicable to it from 200.0% to 150.0% (i.e., the amount of debt may not exceed 66.7% of the value of our assets), subject to certain requirements described therein. On April 12, 2018, our board of directors, including a "required majority" (as such term is defined in Section 57(o) of the 1940 Act) approved the application of the modified asset coverage requirements set forth in Section 61(a)(2) of the 1940 Act, as amended by the SBCA, and recommended the submission of a proposal for stockholders to approve the application of the 150.0% minimum asset coverage ratio to us at a special meeting of stockholders, which was held on June 8, 2018. The proposal was approved at such special meeting of stockholders, and thus we became subject to the 150.0% minimum asset coverage ratio on June 9, 2018. Prior to the enactment of the SBCA, generally, for every $1.00 of debt incurred or in senior securities issued, a

BDC was required to have at least $2.00 of assets immediately following such incurrence or issuance. For those BDCs that satisfy the SBCA's disclosure and approval requirements, the minimum asset coverage ratio is reduced such that for every $1.00 of debt incurred or in senior securities issued, a BDC must now have at least $1.50 of assets. Changing the asset coverage ratio permits us to double our leverage, which results in increased leverage risk and increased expenses. For a discussion of this legislation that may allow us to incur additional leverage, see "Risk Factors — Risks Related to Our Business and Structure — Recent legislation may allow us to incur additional leverage, which could increase the risk of investing in the Company."

          While any senior securities remain outstanding (other than any indebtedness issued in consideration of a privately arranged loan, such as any indebtedness outstanding under the Holdings Credit Facility, the NMFC Credit Facility, the Convertible Notes or the Unsecured Notes), we must make provisions to prohibit any distribution to our stockholders or the repurchase of our equity securities unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5.0% of the value of our total assets for temporary or emergency purposes without regard to our asset coverage. We will include our assets and liabilities and all of our wholly-owned direct and indirect subsidiaries for purposes of calculating the asset coverage ratio. We received exemptive relief from the SEC on November 5, 2014, allowing us to modify the asset coverage requirement to exclude SBA-guaranteed debentures from this calculation. For a discussion of the risks associated with leverage, see "Risk Factors — Risks Relating to Our Business — Regulations governing the operations of BDCs will affect our ability to raise additional equity capital as well as our ability to issue senior securities or borrow for investment purposes, any or all of which could have a negative effect on our investment objectives and strategies" and "— We borrow money, which could magnify the potential for gain or loss on amounts invested in us and increase the risk of investing in us".

Code of Ethics

          We have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code's requirements. You may read and copy the code of ethics at the SEC's Public Reference Room located at 100 F Street, N.E., Washington, District of Columbia 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330, and a copy of the code of ethics may be obtained, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov. In addition, the code of ethics is available on the SEC's website at http://www.sec.gov.

 Compliance Policies and Procedures

          We and the Investment Adviser have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws and we are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation. Our chief compliance officer is responsible for administering these policies and procedures.

Proxy Voting Policies and Procedures

          We have delegated our proxy voting responsibility to the Investment Adviser. The proxy voting policies and procedures of the Investment Adviser are set forth below. The guidelines will be reviewed periodically by the Investment Adviser and our non-interested directors, and, accordingly, are subject to change.

Introduction

          As an investment adviser registered under the Advisers Act, the Investment Adviser has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, it recognizes that it must vote our securities in a timely manner free of conflicts of interest and in our best interests.

          The policies and procedures for voting proxies for the investment advisory clients of the Investment Adviser are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy policies

          The Investment Adviser will vote proxies relating to our securities in our best interest. It will review on a case-by-case basis each proposal submitted for a stockholder vote to determine its impact on the portfolio securities held by us. Although the Investment Adviser will generally vote against proposals that may have a negative impact on its clients' portfolio securities, it may vote for such a proposal if there exists compelling long-term reasons to do so.

          The proxy voting decisions of the Investment Adviser are made by the senior officers who are responsible for monitoring each of its clients' investments. To ensure that its vote is not the product of a conflict of interest, it will require that: (a) anyone involved in the decision making process disclose to its chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (b) employees involved in the decision making process or vote administration are prohibited from revealing how the Investment Adviser intends to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy voting records

          You may obtain, without charge, information regarding how we voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, 787 Seventh Avenue, 48th Floor, New York, New York 10019.

Other

          We will be periodically examined by the SEC for compliance with the 1940 Act.

          We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we will be prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

Exchange Act and Sarbanes-Oxley Act Compliance

          The Sarbanes-Oxley Act of 2002 imposes a variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect NMFC. For example:

  •
  pursuant to Rule 13a-14 of the Exchange Act, our chief executive officer and chief financial officer are required to certify the accuracy of the financial statements contained in our periodic reports;

  •
  pursuant to Item 307 of Regulation S-K, our periodic reports are required to disclose our conclusions about the effectiveness of our disclosure controls and procedures;

  •
  pursuant to Rule 13a-15 of the Exchange Act, our management is required to prepare a report regarding their assessment of their internal control over financial reporting and is required to obtain an audit of the effectiveness of internal control over financial reporting performed by our independent registered public accounting firm; and

  •
  pursuant to Item 308 of Regulation S-K and Rule 13a-15 of the Exchange Act, our periodic reports are required to disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

          The Sarbanes-Oxley Act of 2002 requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act of 2002 and the regulations promulgated thereunder. We intend to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act of 2002 and will take actions necessary to ensure that we are in compliance therewith.

Fundamental Investment Policies

          Neither our investment objective nor our investment policies are identified as fundamental. Accordingly, our investment objective and policies may be changed by us without the approval of our stockholders.

NYSE Corporate Governance Regulations

          The NYSE has adopted corporate governance regulations that listed companies must comply with. We intend to be in compliance with such corporate governance listing standards applicable to BDCs. We intend to monitor our compliance with all future listing standards and to take all necessary actions to ensure that we are in compliance therewith. If we were to be delisted by the NYSE, the liquidity of our common stock would be materially impaired.

 PLAN OF DISTRIBUTION

          We may offer, from time to time, up to $500,000,000 of common stock, preferred stock, subscription rights to purchase shares of common stock, debt securities or warrants, in one or more underwritten public offerings, at-the-market offerings, negotiated transactions, block trades, best efforts or a combination of these methods. We may sell the securities directly to one or more purchasers, including to existing stockholders in a rights offering, through agents designated from time to time by us, or to or through underwriters or dealers. In the case of a rights offering, the applicable prospectus supplement will set forth the number of shares of our common stock issuable upon the exercise of each right and the other terms of such rights offering. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of the securities, including: the purchase price of the securities and the proceeds we will receive from the sale; any options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents' or underwriters' compensation; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which the securities may be listed. Only underwriters named in the prospectus supplement will be underwriters of the shares offered by the prospectus supplement.

          The distribution of the securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock, less any underwriting commissions or discounts, must equal or exceed the net asset value per share of our common stock at the time of the offering except (i) in connection with a rights offering to our existing stockholders, (ii) with the prior approval of the majority of our common stockholders, or (iii) under such other circumstances as the SEC may permit. Any offering of securities by us that requires the consent of the majority of our common stockholders, must occur, if at all, within one year after receiving such consent. The price at which the securities may be distributed may represent a discount from prevailing market prices.

          In connection with the sale of the securities, underwriters or agents may receive compensation from us or from purchasers of the securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell the securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of the securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. The maximum aggregate commission or discount to be received by any member of FINRA or independent broker-dealer, including any reimbursements to underwriters or agents for certain fees and legal expenses incurred by them, will not be greater than 8.0% of the gross proceeds of the sale of shares offered pursuant to this prospectus and any applicable prospectus supplement.

          Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of the securities, either through exercise of the option to purchase additional shares from us or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.

          Any underwriters that are qualified market makers on the NYSE may engage in passive market making transactions in our common stock on the NYSE in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of our common stock. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker's bid, however, the passive market maker's bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of the shares at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.

          We may sell securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of securities and we will describe any commissions we will pay the agent in the prospectus supplement. Unless the prospectus supplement states otherwise, our agent will act on a best-efforts basis for the period of its appointment.

          Unless otherwise specified in the applicable prospectus supplement, each class or series of securities will be a new issue with no trading market, other than our common stock, which is traded on the NYSE. We may elect to list any other class or series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.

          Under agreements that we may enter, underwriters, dealers and agents who participate in the distribution of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act, or contribution with respect to payments that the agents or underwriters may make with respect to these liabilities. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

          If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

          We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement.

          In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

SAFEKEEPING AGENT, CUSTODIAN, TRANSFER AGENT, DISTRIBUTION
PAYING AGENT AND REGISTRAR

          We maintain custody of our assets in accordance with the requirements of Rule 17f-2 under the 1940 Act. Also in accordance with this rule, some of our portfolio securities are held under a safekeeping agreement, by Wells Fargo Bank, National Association, which is a bank whose functions and physical facilities are supervised by federal or state authority. The address of the safekeeping agent is: 9062 Old Annapolis Road, Columbia, Maryland 21045. In addition, some of our portfolio securities are held under a custody agreement by U.S. Bank National Association. The address of the custodian is: One Federal Street, 3rd Floor, Boston, Massachusetts 02110. American Stock Transfer & Trust Company, LLC acts as our transfer agent, distribution paying agent and registrar. The principal address of the transfer agent, distribution paying agent and registrar is 6201 15th Avenue, Brooklyn, New York 11219, telephone number: (800) 937-5449.

BROKERAGE ALLOCATION AND OTHER PRACTICES

          Since we generally acquire and dispose of our investments in privately negotiated transactions, we expect that we will infrequently use brokers in the normal course of our business. Subject to policies established by our board of directors, the Investment Adviser is primarily responsible for the execution of the publicly-traded securities portion of our portfolio transactions and the allocation of brokerage commissions. The Investment Adviser does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm's risk and skill in positioning blocks of securities. While the Investment Adviser generally seeks reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the Investment Adviser may select a broker based partly upon brokerage or research services provided to the Investment Adviser and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the Investment Adviser determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

          Certain legal matters regarding the securities offered hereby will be passed upon for us by Eversheds Sutherland (US) LLP, Washington, D.C. Certain legal matters in connection with the offering will be passed upon for the underwriters, if any, by the counsel named in the applicable prospectus supplement.

 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          With respect to the unaudited interim financial information of New Mountain Finance Corporation as of March 31, 2018 and for the three months ended March 31, 2018 and 2017, which is included in this prospectus, Deloitte & Touche LLP, an independent registered public accounting firm, has applied limited procedures in accordance with the standards of the Public Company Accounting Oversight Board (United States) for a review of such information. However, as stated in their report included in this prospectus, they did not audit and they do not express an opinion on that interim financial information. Accordingly, the degree of reliance on their report on such information should be restricted in light of the limited nature of the review procedures applied. Deloitte & Touche LLP are not subject to the liability provisions of Section 11 of the Securities Act for their reports on the unaudited interim financial information because those reports are not "reports" or a "part" of the Registration Statement prepared or certified by an accountant within the meaning of Sections 7 and 11 of the Act.

          The consolidated financial statements and the related information included in the Senior Securities table, and the effectiveness of internal control over financial reporting, included in this prospectus, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing herein and elsewhere in the Registration Statement. Such financial statements and information included in the Senior Securities table have been so included in reliance upon the reports of such firm, given their authority as experts in accounting and auditing.

          The principal business address of Deloitte & Touche LLP is 30 Rockefeller Center Plaza, New York, New York 10112.

AVAILABLE INFORMATION

          We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the securities offered by this prospectus. The registration statement contains additional information about us and the securities being offered by this prospectus.

          We are required to file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, District of Columbia 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains a website that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC's website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, 100 F Street, N.E., Washington, District of Columbia 20549. This information will also be available free of charge by contacting us at 787 Seventh Avenue, 48th Floor, New York, New York 10019, by telephone at (212) 720-0300, or on our website at http://www.newmountainfinance.com. Information contained on our website or on the SEC's web site about us is not incorporated into this prospectus and you should not consider information contained on our website or on the SEC's website to be part of this prospectus.

 PRIVACY NOTICE

          Your privacy is very important to us. This Privacy Notice sets forth our policies with respect to non-public personal information about our shareholders and prospective and former shareholders. These policies apply to our shareholders and may be changed at any time, provided a notice of such change is given to you. This notice supersedes any other privacy notice you may have received from us.

          We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. The only information we collect from you is your name, address, number of shares you hold and your social security number. This information is used only so that we can send you annual reports and other information about us, and send you proxy statements or other information required by law.

          We do not share this information with any non-affiliated third party except as described below.

  •
  Authorized Employees of our Investment Adviser.  It is our policy that only authorized employees of our investment adviser who need to know your personal information will have access to it.

  •
  Service Providers.  We may disclose your personal information to companies that provide services on our behalf, such as recordkeeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

  •
  Courts and Government Officials.  If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

          We seek to carefully safeguard your private information and, to that end, restrict access to non-public personal information about you to those employees and other persons who need to know the information to enable us to provide services to you. We maintain physical, electronic and procedural safeguards to protect your non-public personal information.

          If you have any questions regarding this policy or the treatment of your non-public personal information, please contact our chief compliance officer at (212) 655-0083.

New Mountain Finance Corporation

Consolidated Statements of Assets and Liabilities

(in thousands, except shares and per share data)

(unaudited)

	March 31, 2018	December 31, 2017
Assets
Investments at fair value
Non-controlled/non-affiliated investments (cost of $1,563,275 and $1,438,889, respectively)	$1,583,047	$1,462,182
Non-controlled/affiliated investments (cost of $152,521 and $180,380, respectively)	155,729	178,076
Controlled investments (cost of $229,862 and $171,958, respectively)	239,147	185,402

Total investments at fair value (cost of $1,945,658 and $1,791,227, respectively)	1,977,923	1,825,660
Securities purchased under collateralized agreements to resell (cost of $30,000 and $30,000 respectively)	25,200	25,212
Cash and cash equivalents	29,636	34,936
Interest and dividend receivable	36,767	31,844
Receivable from affiliates	651	343
Other assets	8,242	10,023

Total assets	$2,078,419	$1,928,018

Liabilities
Borrowings
Holdings Credit Facility	$355,663	$312,363
Unsecured Notes	235,000	145,000
Convertible Notes	155,385	155,412
SBA-guaranteed debentures	150,000	150,000
NMFC Credit Facility	95,000	122,500
Deferred financing costs (net of accumulated amortization of $17,885 and $16,578, respectively)	(16,012)	(15,777)

Net borrowings	975,036	869,498
Payable for unsettled securities purchased	29,841	—
Management fee payable	14,435	7,065
Incentive fee payable	13,105	6,671
Interest payable	7,201	5,107
Payable to affiliates	2,076	863
Deferred tax liability	812	894
Other liabilities	2,912	2,945

Total liabilities	1,045,418	893,043
Commitments and contingencies (See Note 9)
Net assets
Preferred stock, par value $0.01 per share, 2,000,000 shares authorized, none issued	—	—
Common stock, par value $0.01 per share, 100,000,000 shares authorized, 75,935,093 and 75,935,903 shares issued and outstanding, respectively	759	759
Paid in capital in excess of par	1,053,468	1,053,468
Accumulated undistributed net investment income	39,083	39,165
Accumulated undistributed net realized losses on investments	(76,475)	(76,681)
Net unrealized appreciation (depreciation) (net of provision for taxes of $812 and $894, respectively)	16,166	18,264

Total net assets	$1,033,001	$1,034,975

Total liabilities and net assets	$2,078,419	$1,928,018

Number of shares outstanding	75,935,093	75,935,093
Net asset value per share	$13.60	$13.63

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Statements of Operations

(in thousands, except shares and per share data)

(unaudited)

	Three Months Ended

	March 31, 2018	March 31, 2017

Investment income
From non-controlled/non-affiliated investments:
Interest income	$35,436	$32,876
Dividend income	486	39
Non-cash dividend income	1,324	12
Other income	2,868	2,265
From non-controlled/affiliated investments:
Interest income	102	647
Dividend income	845	1,004
Non-cash dividend income	4,009	644
Other income	302	298
From controlled investments:
Interest income	1,201	475
Dividend income	4,239	4,213
Non-cash dividend income	1,454	821
Other income	623	13

Total investment income	52,889	43,307

Expenses
Incentive fee	6,434	5,408
Management fee	8,692	7,614
Interest and other financing expenses	11,290	8,376
Professional fees	694	850
Administrative expenses	939	708
Other general and administrative expenses	410	466

Total expenses	28,459	23,422
Less: management and incentive fees waived (See Note 5)	(1,322)	(3,156)
Less: expenses waived and reimbursed (See Note 5)	—	(470)

Net expenses	27,137	19,796

Net investment income before income taxes	25,752	23,511
Income tax expense	16	80

Net investment income	25,736	23,431
Net realized gains (losses):
Non-controlled/non-affiliated investments	206	826
Net change in unrealized appreciation (depreciation):
Non-controlled/non-affiliated investments	(3,521)	7,979
Non-controlled/affiliated investments	1,809	(296)
Controlled investments	(456)	(1,478)
Securities purchased under collateralized agreements to resell	(12)	(800)
Benefit for taxes	82	755

Net realized and unrealized gains (losses)	(1,892)	6,986

Net increase in net assets resulting from operations	$23,844	$30,417

Basic earnings per share	$0.31	$0.44
Weighted average shares of common stock outstanding — basic (See Note 11)	75,935,093	69,718,968
Diluted earnings per share	$0.30	$0.40
Weighted average shares of common stock outstanding — diluted (See Note 11)	85,759,220	79,543,095
Distributions declared and paid per share	$0.34	$0.34

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Statements of Changes in Net Assets

(in thousands, except shares and per share data)

(unaudited)

	Three Months Ended

	March 31, 2018	March 31, 2017

Increase (decrease) in net assets resulting from operations:
Net investment income	$25,736	$23,431
Net realized gains on investments	206	826
Net change in unrealized (depreciation) appreciation of investments	(2,168)	6,205
Net change in unrealized (depreciation) appreciation of securities purchased under collateralized agreements to resell	(12)	(800)
Benefit for taxes	82	755

Net increase in net assets resulting from operations	23,844	30,417

Capital transactions
Distributions declared to stockholders from net investment income	(25,818)	(23,704)
Reinvestment of distributions	—	1,548
Other	—	(81)

Total net decrease in net assets resulting from capital transactions	(25,818)	(22,237)

Net (decrease) increase in net assets	(1,974)	8,180
Net assets at the beginning of the period	1,034,975	938,562

Net assets at the end of the period	$1,033,001	$946,742

Capital share activity
Shares issued from the reinvestment of distributions	—	66,306
Shares reissued from repurchase program in connection with the reinvestment of distributions	—	37,573

Net increase in shares outstanding	—	103,879

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Statements of Cash Flows

(in thousands)

(unaudited)

	Three Months Ended

	March 31, 2018	March 31, 2017

Cash flows from operating activities
Net increase in net assets resulting from operations	$23,844	$30,417
Adjustments to reconcile net (increase) decrease in net assets resulting from operations to net cash provided by (used in) operating activities:
Net realized gains on investments	(206)	(826)
Net change in unrealized depreciation (appreciation) of investments	2,168	(6,205)
Net change in unrealized depreciation (appreciation) of securities purchased under collateralized agreements to resell	12	800
Amortization of purchase discount	(926)	(747)
Amortization of deferred financing costs	1,307	988
Amortization of premium on Convertible Notes	(27)	(27)
Non-cash investment income	(4,292)	(1,933)
(Increase) decrease in operating assets:
Purchase of investments and delayed draw facilities	(237,846)	(349,477)
Proceeds from sales and paydowns of investments	87,141	133,801
Cash received for purchase of undrawn portion of revolving credit or delayed draw facilities	29	120
Cash paid on drawn revolvers	(5,423)	(3,970)
Cash repayments on drawn revolvers	7,092	1,159
Interest and dividend receivable	(4,923)	(3,881)
Receivable from unsettled securities sold	—	(691)
Receivable from affiliates	(308)	(369)
Other assets	1,781	(967)
Increase (decrease) in operating liabilities:
Payable for unsettled securities purchased	29,841	47,811
Management fee payable	7,370	6,258
Incentive fee payable	6,434	3,608
Interest payable	2,094	2,478
Payable to affiliates	1,213	276
Deferred tax liability	(82)	(755)
Other liabilities	(101)	298

Net cash flows used in operating activities	(83,808)	(141,834)

Cash flows from financing activities
Distributions paid	(25,818)	(22,156)
Offering costs paid	—	(58)
Proceeds from Holdings Credit Facility	94,500	165,600
Repayment of Holdings Credit Facility	(51,200)	(122,200)
Proceeds from Unsecured Notes	90,000	—
Proceeds from NMFC Credit Facility	65,000	122,500
Repayment of NMFC Credit Facility	(92,500)	(10,000)
Other	—	(81)
Deferred financing costs paid	(1,474)	(36)

Net cash flows provided by financing activities	78,508	133,569

Net decrease in cash and cash equivalents	(5,300)	(8,265)
Cash and cash equivalents at the beginning of the period	34,936	45,928

Cash and cash equivalents at the end of the period	$29,636	$37,663

Supplemental disclosure of cash flow information
Cash interest paid	$7,577	$4,570
Income taxes paid	3	12
Non-cash financing activities:
Value of shares issued in connection with the distribution reinvestment plan	$—	$988
Value of shares reissued from repurchase program in connection with the distribution reinvestment plan	—	560
Accrual for offering costs	944	540
Accrual for deferred financing costs	171	63

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments

March 31, 2018

(in thousands, except shares)

(unaudited)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(9)	Acquisition Date	Maturity / Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets
Non-Controlled/Non-Affiliated Investments
Funded Debt Investments — United Kingdom
Shine Acquisition Co. S.à.r.l. / Boing US Holdco Inc.**
Consumer Services	Second lien(3)	9.29% (L + 7.50%/Q)	9/25/2017	10/3/2025	$40,353	$40,064	$40,480	3.92%
Air Newco LLC**
Software	Second lien(3)	11.37% (L + 9.50%/Q)	1/30/2015	1/31/2023	40,000	39,068	39,600	3.83%

Total Funded Debt Investments — United Kingdom					$80,353	$79,132	$80,080	7.75%

Funded Debt Investments — United States
Benevis Holding Corp.
Healthcare Services	First lien(2)	8.50% (L + 6.32%/Q)	3/15/2018	3/15/2024	$58,824	$58,824	$58,824
	First lien(3)	8.50% (L + 6.32%/Q)	3/15/2018	3/15/2024	20,691	20,691	20,691

					79,515	79,515	79,515	7.70%

AmWINS Group, Inc.
Business Services	Second lien(3)	8.63% (L + 6.75%/Q)	1/19/2017	1/25/2025	57,000	56,810	57,570	5.57%
Alegeus Technologies, LLC
Healthcare Services	Second lien(3)(10)	10.80% (L + 8.50%/Q)	4/28/2017	10/30/2023	23,500	23,500	23,500
	Second lien(4)(10)	10.80% (L + 8.50%/Q)	4/28/2017	10/30/2023	22,500	22,500	22,500

					46,000	46,000	46,000	4.45%

Integro Parent Inc.
Business Services	First lien(2)	7.56% (L + 5.75%/Q)	10/9/2015	10/31/2022	34,784	34,525	34,784
	Second lien(3)	11.02% (L + 9.25%/Q)	10/9/2015	10/30/2023	10,000	9,922	9,800

					44,784	44,447	44,584	4.32%

Severin Acquisition, LLC
Software	Second lien(4)(10)	10.63% (L + 8.75%/M)	7/31/2015	7/29/2022	15,000	14,896	15,000
	Second lien(3)(10)	10.63% (L + 8.75%/M)	2/1/2017	7/29/2022	14,518	14,368	14,518
	Second lien(4)(10)	10.63% (L + 8.75%/M)	11/5/2015	7/29/2022	4,154	4,124	4,154
	Second lien(4)(10)	11.13% (L + 9.25%/M)	2/1/2016	7/29/2022	3,273	3,249	3,273
	Second lien(3)(10)	10.88% (L + 9.00%/M)	10/14/2016	7/29/2022	2,361	2,342	2,361
	Second lien(3)(10)	11.13% (L + 9.25%/M)	8/8/2016	7/29/2022	1,825	1,810	1,825
	Second lien(4)(10)	11.13% (L + 9.25%/M)	8/8/2016	7/29/2022	300	298	300

					41,431	41,087	41,431	4.01%

Salient CRGT Inc.
Federal Services	First lien(2)	7.63% (L + 5.75%/M)	1/6/2015	2/28/2022	39,882	39,445	40,380	3.91%
Tenawa Resource Holdings LLC(13)
Tenawa Resource Management LLC
Energy	First lien(3)(10)	10.50% (Base + 8.00%/Q)	5/12/2014	10/30/2024	39,800	39,737	39,800	3.85%
VetCor Professional Practices LLC
Consumer Services	First lien(4)	8.56% (L + 6.25%/Q)	5/15/2015	4/20/2021	19,062	18,955	19,085
	First lien(2)	8.56% (L + 6.25%/Q)	5/15/2015	4/20/2021	7,694	7,591	7,704
	First lien(3)(11) — Drawn	8.56% (L + 6.25%/Q)	2/24/2017	4/20/2021	5,990	5,884	5,998
	First lien(4)	8.56% (L + 6.25%/Q)	5/15/2015	4/20/2021	2,644	2,627	2,647
	First lien(3)(11) — Drawn	8.56% (L + 6.25%/Q)	6/24/2016	4/20/2021	1,881	1,865	1,884
	First lien(2)	8.56% (L + 6.25%/Q)	3/31/2016	4/20/2021	1,628	1,603	1,630
	First lien(4)	8.56% (L + 6.25%/Q)	5/15/2015	4/20/2021	494	487	494

					39,393	39,012	39,442	3.82%

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

March 31, 2018

(in thousands, except shares)

(unaudited)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(9)	Acquisition Date	Maturity / Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets
Frontline Technologies Group Holdings, LLC
Education	First lien(2)(10)	8.38% (L + 6.50%/M)	9/18/2017	9/18/2023	$16,708	$16,592	$16,583
	First lien(4)(10)	8.38% (L + 6.50%/M)	9/18/2017	9/18/2023	22,557	22,400	22,388

					39,265	38,992	38,971	3.77%

NM GRC Holdco, LLC
Business Services	First lien(2)(10)	7.80% (L + 5.50%/Q)	2/9/2018	2/9/2024	38,930	38,739	38,735	3.75%
Kronos Incorporated
Software	Second lien(2)	10.02% (L + 8.25%/Q)	10/26/2012	11/1/2024	36,000	35,520	37,425	3.62%
Valet Waste Holdings, Inc.
Business Services	First lien(2)(10)	8.14% (L + 6.25%/M)	9/24/2015	9/24/2021	29,250	29,018	29,250
	First lien(2)(10)	8.14% (L + 6.25%/M)	7/27/2017	9/24/2021	3,722	3,690	3,722
	First lien(3)(10)(11) — Drawn	8.89% (L + 7.00%/M)	9/24/2015	9/24/2021	600	593	600

					33,572	33,301	33,572	3.25%

Navicure, Inc.
Healthcare Services	Second lien(3)	9.38% (L + 7.50%/M)	10/23/2017	10/31/2025	31,470	31,385	31,627	3.06%
Evo Payments International, LLC
Business Services	Second lien(2)	10.88% (L + 9.00%/M)	12/8/2016	12/23/2024	25,000	24,827	25,250
	Second lien(3)	10.88% (L + 9.00%/M)	12/8/2016	12/23/2024	5,000	5,052	5,050

					30,000	29,879	30,300	2.93%

Wirepath LLC
Distribution & Logistics	First lien(2)	6.80% (L + 4.50%/Q)	7/31/2017	8/5/2024	27,661	27,533	27,895	2.70%
Ansira Holdings, Inc.
Business Services	First lien(2)	8.80% (L + 6.50%/Q)	12/19/2016	12/20/2022	25,855	25,748	25,790
	First lien(3)(11) — Drawn	8.80% (L + 6.50%/Q)	12/19/2016	12/20/2022	2,102	2,093	2,097

					27,957	27,841	27,887	2.70%

Trader Interactive, LLC
Business Services	First lien(2)(10)	7.85% (L + 6.00%/M)	6/15/2017	6/17/2024	27,122	26,937	26,919	2.61%
TW-NHME Holdings Corp.(20)
National HME, Inc.
Healthcare Services	Second lien(4)(10)	11.55% (L + 9.25%/Q)	7/14/2015	7/14/2022	21,500	21,309	20,702
	Second lien(3)(10)	11.55% (L + 9.25%/Q)	7/14/2015	7/14/2022	5,800	5,740	5,585

					27,300	27,049	26,287	2.54%

Keystone Acquisition Corp.
Healthcare Services	First lien(2)	7.55% (L + 5.25%/Q)	5/10/2017	5/1/2024	19,900	19,720	20,024
	Second lien(3)	11.55% (L + 9.25%/Q)	5/10/2017	5/1/2025	4,500	4,458	4,556

					24,400	24,178	24,580	2.38%

iPipeline, Inc. (Internet Pipeline, Inc.)
Software	First lien(4)(10)	9.14% (L + 7.25%/M)	8/4/2015	8/4/2022	17,550	17,430	17,550
	First lien(4)(10)	8.06% (L + 6.25%/M)	6/16/2017	8/4/2022	4,566	4,546	4,543
	First lien(2)(10)	8.04% (L + 6.25%/M)	9/25/2017	8/4/2022	1,158	1,153	1,152
	First lien(4)(10)	8.04% (L + 6.25%/M)	9/25/2017	8/4/2022	509	507	507

					23,783	23,636	23,752	2.30%

AAC Holding Corp.
Education	First lien(2)(10)	9.92% (L + 8.25%/M)	9/30/2015	9/30/2020	22,971	22,781	22,971	2.22%
The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

March 31, 2018

(in thousands, except shares)

(unaudited)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(9)	Acquisition Date	Maturity / Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets
TWDiamondback Holdings Corp.(15)
Diamondback Drugs of Delaware, L.L.C. (TWDiamondback II Holdings LLC)
Distribution & Logistics	First lien(4)(10)	11.22% (L + 8.75%/Q)	11/19/2014	11/19/2019	$19,895	$19,895	$19,895
	First lien(3)(10)	10.79% (L + 8.75%/Q)	11/19/2014	11/19/2019	2,158	2,158	2,158
	First lien(4)(10)	10.79% (L + 8.75%/Q)	11/19/2014	11/19/2019	605	605	605

					22,658	22,658	22,658	2.19%

EN Engineering, LLC
Business Services	First lien(2)(10)	8.30% (L + 6.00%/Q)	7/30/2015	6/30/2021	20,839	20,715	20,839
	First lien(2)(10)	8.30% (L + 6.00%/Q)	7/30/2015	6/30/2021	1,205	1,197	1,205

					22,044	21,912	22,044	2.13%

Avatar Topco, Inc.(23)
EAB Global, Inc.
Education	Second lien(3)	9.23% (L + 7.50%/Q)	11/17/2017	11/17/2025	21,450	21,139	21,450	2.08%
DigiCert Holdings, Inc.
Business Services	Second lien(3)	9.77% (L + 8.00%/M)	9/20/2017	10/31/2025	20,176	20,079	20,378	1.97%
OEConnection LLC
Business Services	Second lien(3)	10.46% (L + 8.00%/Q)	11/22/2017	11/22/2025	20,213	19,943	20,213	1.96%
Help/Systems Holdings, Inc.
Software	Second lien(5)	10.05% (L+ 7.75%/Q)	3/23/2018	3/27/2026	20,231	20,130	20,130	1.95%
DiversiTech Holdings, Inc.
Distribution & Logistics	Second lien(3)	9.81% (L + 7.50%/Q)	5/18/2017	6/2/2025	19,500	19,319	19,744	1.91%
ABILITY Network Inc.
Healthcare Information Technology	Second lien(3)	9.54% (L + 7.75%/M)	12/11/2017	12/12/2025	18,851	18,839	18,933	1.83%
AgKnowledge Holdings Company, Inc.
Business Services	Second lien(2)(10)	10.13% (L + 8.25%/M)	7/23/2014	7/23/2020	18,500	18,417	18,500	1.79%
KeyPoint Government Solutions, Inc.
Federal Services	First lien(2)(10)	7.73% (L + 6.00%/M)	4/18/2017	4/18/2024	18,173	18,012	18,355	1.78%
BackOffice Associates Holdings, L.L.C.
Business Services	First lien(2)(10)	9.38% (L + 7.50%/M)	8/25/2017	8/25/2023	18,502	18,354	18,341	1.78%
SW Holdings, LLC
Business Services	Second lien(4)(10)	11.05% (L + 8.75%/Q)	6/30/2015	12/30/2021	18,161	18,030	18,260	1.77%
VF Holding Corp.
Software	Second lien(3)(10)	10.88% (L + 9.00%/M)	7/7/2016	6/28/2024	17,086	17,387	17,427	1.69%
DCA Investment Holding, LLC
Healthcare Services	First lien(2)(10)	7.56% (L + 5.25%/Q)	7/2/2015	7/2/2021	17,408	17,306	17,408	1.69%
TIBCO Software Inc.
Software	Subordinated(3)	11.38%/S	11/24/2014	12/1/2021	15,000	14,729	16,359	1.58%
Hill International, Inc.**
Business Services	First lien(2)(10)	7.63% (L + 5.75%/M)	6/21/2017	6/21/2023	15,682	15,611	15,603	1.51%
FR Arsenal Holdings II Corp.
Business Services	First lien(2)(10)	9.31% (L + 7.25%/Q)	9/29/2016	9/8/2022	15,317	15,189	15,348	1.49%
Netsmart Inc. / Netsmart Technologies, Inc.
Healthcare Information Technology	Second lien(2)	11.38% (L + 9.50%/Q)	4/18/2016	10/19/2023	15,000	14,695	15,075	1.46%
Xactly Corporation
Software	First lien(4)(10)	9.14% (L + 7.25%/M)	7/31/2017	7/29/2022	14,690	14,557	14,543	1.41%
Transcendia Holdings, Inc.
Packaging	Second lien(3)	9.88% (L + 8.00%/M)	6/28/2017	5/30/2025	14,500	14,313	14,391	1.39%
Peraton Holding Corp. (fka MHVC Acquisition Corp.)
Federal Services	First lien(2)	7.56% (L + 5.25%/Q)	4/25/2017	4/29/2024	13,994	13,953	14,099	1.36%

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

March 31, 2018

(in thousands, except shares)

(unaudited)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(9)	Acquisition Date	Maturity / Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets
Ministry Brands, LLC
Software	First lien(3)	6.88% (L + 5.00%/M)	12/7/2016	12/2/2022	$2,985	$2,973	$2,985
	Second lien(3)(10)	11.13% (L + 9.25%/M)	12/7/2016	6/2/2023	7,840	7,790	7,840
	Second lien(3)(10)	11.13% (L + 9.25%/M)	12/7/2016	6/2/2023	2,160	2,146	2,160
	First lien(3)(10)(11) — Drawn	6.78% (L + 5.00%/Q)	12/7/2016	12/2/2022	600	597	600

					13,585	13,506	13,585	1.32%

Project Accelerate Parent, LLC
Business Services	Second lien(3)(10)	10.19% (L + 8.50%/Q)	1/2/2018	1/2/2026	13,473	13,308	13,305	1.29%
American Tire Distributors, Inc.
Distribution & Logistics	Subordinated(3)	10.25%/S	2/10/2015	3/1/2022	12,520	12,279	12,849	1.24%
nThrive, Inc. (fka Precyse Acquisition Corp.)
Healthcare Services	Second lien(2)(10)	11.63% (L + 9.75%/M)	4/19/2016	4/20/2023	13,000	12,820	12,574	1.22%
SSH Group Holdings, Inc.
Education	First lien(2)(10)	7.45% (L + 5.00%/Q)	10/13/2017	10/2/2024	8,386	8,346	8,344
	Second lien(3)(10)	11.45% (L + 9.00%/Q)	10/13/2017	10/2/2025	3,363	3,330	3,329

					11,749	11,676	11,673	1.13%

ProQuest LLC
Business Services	Second lien(3)	10.88% (L + 9.00%/M)	12/14/2015	12/15/2022	11,620	11,447	11,620	1.12%
Zywave, Inc.
Software	Second lien(4)(10)	10.87% (L + 9.00%/Q)	11/22/2016	11/17/2023	11,000	10,929	11,022
	First lien(3)(10)(11) — Drawn	6.57% (L + 5.00%/Q)	11/22/2016	11/17/2022	500	496	500

					11,500	11,425	11,522	1.12%

Amerijet Holdings, Inc.
Distribution & Logistics	First lien(4)(10)	9.65% (L + 8.00%/M)	7/15/2016	7/15/2021	9,455	9,405	9,494
	First lien(4)(10)	9.65% (L + 8.00%/M)	7/15/2016	7/15/2021	1,576	1,567	1,582

					11,031	10,972	11,076	1.07%

Vectra Co.
Business Products	Second lien(3)	8.96% (L + 7.25%/M)	2/23/2018	3/8/2026	10,788	10,748	10,896	1.05%
Masergy Holdings, Inc.
Business Services	Second lien(2)	9.80% (L + 7.50%/Q)	12/14/2016	12/16/2024	10,500	10,448	10,583	1.02%
QC McKissock Investment, LLC(14)
McKissock, LLC
Education	First lien(2)(10)	8.30% (L + 6.00%/Q)	8/6/2014	8/5/2021	6,399	6,372	6,399
	First lien(2)(10)	8.30% (L + 6.00%/Q)	8/6/2014	8/5/2021	3,051	3,040	3,051
	First lien(2)(10)	8.30% (L + 6.00%/Q)	8/6/2014	8/5/2021	985	980	985

					10,435	10,392	10,435	1.01%

Idera, Inc.
Software	Second lien(4)	10.88% (L + 9.00%/M)	6/27/2017	6/27/2025	10,000	9,859	10,200	0.99%
Quest Software US Holdings Inc.
Software	First lien(2)	7.27% (L + 5.50%/M)	10/31/2016	10/31/2022	9,899	9,780	10,095	0.98%
PowerPlan Holdings, Inc.
Software	Second lien(2)(10)	10.88% (L + 9.00%/M)	2/23/2015	2/23/2023	10,000	9,929	10,000	0.97%
FPC Holdings, Inc.
Distribution & Logistics	Second lien(3)	10.88% (L + 9.00%/Q)	3/28/2018	5/19/2023	10,116	9,711	9,711	0.94%
WD Wolverine Holdings, LLC
Healthcare Services	First lien(2)	7.38% (L + 5.50%/Q)	2/22/2017	8/16/2022	9,750	9,486	9,671	0.94%
Pelican Products, Inc.
Business Products	Second lien(2)	10.13% (L + 8.25%/Q)	4/9/2014	4/9/2021	9,500	9,531	9,548	0.92%
J.D. Power (fka J.D. Power and Associates)
Business Services	Second lien(3)	10.80% (L + 8.50%/Q)	6/9/2016	9/7/2024	9,333	9,232	9,473	0.92%
Harley Marine Services, Inc.
Distribution & Logistics	Second lien(2)	12.00% (L + 10.25%/M)	12/18/2013	12/20/2019	9,000	8,937	8,955	0.87%

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

March 31, 2018

(in thousands, except shares)

(unaudited)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(9)	Acquisition Date	Maturity / Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets
JAMF Holdings, Inc.
Software	First lien(3)(10)	9.82% (L + 8.00%/Q)	11/13/2017	11/11/2022	$8,757	$8,675	$8,670	0.84%
Autodata, Inc. (Autodata Solutions, Inc.)
Business Services	Second lien(3)	9.01% (L + 7.25%/M)	12/12/2017	12/12/2025	7,406	7,388	7,517	0.73%
MH Sub I, LLC (Micro Holding Corp.)
Software	Second lien(3)	9.28% (L + 7.50%/Q)	8/16/2017	9/15/2025	7,000	6,933	7,101	0.69%
DG Investment Intermediate Holdings 2, Inc. (aka Convergint Technologies Holdings, LLC)
Business Services	Second lien(3)	9.05% (L + 6.75%/Q)	1/29/2018	2/2/2026	6,732	6,699	6,833	0.66%
First American Payment Systems, L.P.
Business Services	First lien(2)	6.44% (L + 4.75%/M)	1/3/2017	1/5/2024	6,688	6,630	6,763	0.66%
CP VI Bella Midco, LLC
Healthcare Services	Second lien(3)	8.63% (L + 6.75%/M)	1/25/2018	12/29/2025	6,732	6,699	6,741	0.65%
Pathway Partners Vet Management Company LLC
Consumer Services	Second lien(4)	9.88% (L + 8.00%/M)	10/4/2017	10/10/2025	5,556	5,528	5,527
	Second lien(4)(11) — Drawn	9.88% (L + 8.00%/M)	10/4/2017	10/10/2025	698	694	694

					6,254	6,222	6,221	0.60%

Solera LLC / Solera Finance, Inc.
Software	Subordinated(3)	10.50%/S	2/29/2016	3/1/2024	5,000	4,797	5,588	0.54%
Applied Systems, Inc.
Software	Second lien(3)	9.30% (L + 7.00%/Q)	9/14/2017	9/19/2025	4,923	4,923	5,102	0.49%
ADG, LLC
Healthcare Services	Second lien(3)(10)	10.88% (L + 9.00%/M)	10/3/2016	3/28/2024	5,000	4,936	5,037	0.49%
Vencore, Inc. (fka The SI Organization Inc.)
Federal Services	Second lien(3)	10.63% (L + 8.75%/Q)	6/14/2016	5/23/2020	4,400	4,355	4,439	0.43%
Affinity Dental Management, Inc.
Healthcare Services	First lien(2)(10)	8.30% (L + 6.00%/Q)	9/15/2017	9/15/2023	4,344	4,304	4,301	0.42%
York Risk Services Holding Corp.
Business Services	Subordinated(3)	8.50%/S	9/17/2014	10/1/2022	3,000	3,000	2,820	0.27%
Ensemble S Merger Sub, Inc.
Software	Subordinated(3)	9.00%/S	9/21/2015	9/30/2023	2,000	1,948	2,110	0.20%
Education Management Corporation(12)
Education Management II LLC
Education	First lien(2)	10.25% (P + 5.50%/Q)(24)	1/5/2015	7/2/2020	211	205	50
	First lien(3)	10.25% (P + 5.50%/Q)(24)	1/5/2015	7/2/2020	119	116	28
	First lien(2)	13.25% (P + 8.50%/Q)(24)	1/5/2015	7/2/2020	475	437	7
	First lien(3)	13.25% (P + 8.50%/Q)(24)	1/5/2015	7/2/2020	268	246	4

					1,073	1,004	89	0.01%

Total Funded Debt Investments — United States					$1,442,480	$1,432,395	$1,446,005	139.98%

Total Funded Debt Investments					$1,522,833	$1,511,527	$1,526,085	147.73%

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

March 31, 2018

(in thousands, except shares)

(unaudited)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(9)	Acquisition Date	Maturity / Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets
Equity — Hong Kong
Bach Special Limited (Bach Preference Limited)**
Education	Preferred shares(3)(10)(22)	—	9/1/2017	—	60,711	$5,991	$5,988	0.58%

Total Shares — Hong Kong						$5,991	$5,988	0.58%

Equity — United States
Avatar Topco, Inc.
Education	Preferred shares(3)(10)(23)	—	11/17/2017	—	35,750	$36,372	$36,321	3.52%
Tenawa Resource Holdings LLC(13)
QID NGL LLC
Energy	Ordinary shares(7)(10)	—	5/12/2014	—	5,290,997	5,291	7,855
	Preferred shares(7)(10)	—	10/30/2017	—	620,706	621	970

						5,912	8,825	0.85%

TWDiamondback Holdings Corp.(15)
Distribution & Logistics	Preferred shares(4)(10)	—	11/19/2014	—	200	2,000	4,508	0.44%
TW-NHME Holdings Corp.(20)
Healthcare Services	Preferred shares(4)(10)	—	7/14/2015	—	100	1,000	409
	Preferred shares(4)(10)	—	1/5/2016	—	16	158	64
	Preferred shares(4)(10)	—	6/30/2016	—	6	68	25
	Preferred shares(3)(10)	—	3/29/2018	—	40	162	162

						1,388	660	0.06%

Ancora Acquisition LLC
Education	Preferred shares(6)(10)	—	8/12/2013	—	372	83	393	0.04%
Education Management Corporation(12)
Education	Preferred shares(2)	—	1/5/2015	—	3,331	200	—
	Preferred shares(3)	—	1/5/2015	—	1,879	113	—
	Ordinary shares(2)	—	1/5/2015	—	2,994,065	100	11
	Ordinary shares(3)	—	1/5/2015	—	1,688,976	56	6

						469	17	—%

Total Shares — United States						$46,224	$50,724	4.91%

Total Shares						$52,215	$56,712	5.49%

Warrants — United States
ASP LCG Holdings, Inc.
Education	Warrants(3)(10)	—	5/5/2014	5/5/2026	622	$37	$452	0.04%
Ancora Acquisition LLC
Education	Warrants(6)(10)	—	8/12/2013	8/12/2020	20	—	—	—%

Total Warrants — United States						$37	$452	0.04%

Total Funded Investments						$1,563,779	$1,583,249	153.26%

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

March 31, 2018

(in thousands, except shares)

(unaudited)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(9)	Acquisition Date	Maturity / Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets
Unfunded Debt Investments — United States
VetCor Professional Practices LLC
Consumer Services	First lien(3)(11) — Undrawn	—	5/15/2015	4/20/2021	$2,700	$(27)	$3
	First lien(3)(11) — Undrawn	—	12/29/2017	12/29/2019	6,671	(58)	8

					9,371	(85)	11	—%

DCA Investment Holding, LLC
Healthcare Services	First lien(3)(10)(11) — Undrawn	—	7/2/2015	7/2/2021	2,100	(21)	—
	First lien(3)(10)(11) — Undrawn	—	12/20/2017	7/2/2021	13,465	(118)	—

					15,565	(139)	—	—%

iPipeline, Inc. (Internet Pipeline, Inc.)
Software	First lien(3)(10)(11) — Undrawn	—	8/4/2015	8/4/2021	1,000	(10)	—	—%
Valet Waste Holdings, Inc.
Business Services	First lien(3)(10)(11) — Undrawn	—	9/24/2015	9/24/2021	3,150	(39)	—	—%
Ministry Brands, LLC
Software	First lien(3)(10)(11) — Undrawn	—	12/7/2016	12/2/2022	400	(2)	—	—%
Zywave, Inc.
Software	First lien(3)(10)(11) — Undrawn	—	11/22/2016	11/17/2022	1,500	(11)	—	—%
Ansira Holdings, Inc.
Business Services	First lien(3)(11) — Undrawn	—	12/19/2016	12/20/2018	1,700	(9)	(4)	—%
JAMF Holdings, Inc.
Software	First lien(3)(10)(11) — Undrawn	—	11/13/2017	11/11/2022	750	(8)	(8)	—%
Pathway Partners Vet Management Company LLC
Consumer Services	Second lien(4)(11) — Undrawn	—	10/4/2017	10/10/2025	1,746	(9)	(9)	—%
Xactly Corporation
Software	First lien(3)(10)(11) — Undrawn	—	7/31/2017	7/29/2022	992	(10)	(10)	—%
Trader Interactive, LLC
Business Services	First lien(3)(10)(11) — Undrawn	—	6/15/2017	6/15/2023	1,673	(13)	(13)	—%
NM GRC Holdco, LLC
Business Services	First lien(3)(10)(11) — Undrawn	—	2/9/2018	2/9/2024	11,563	(29)	(29)	—%
BackOffice Associates Holdings, LLC
Business Services	First lien(3)(10)(11) — Undrawn	—	8/25/2017	8/24/2018	3,448	(13)	(13)
	First lien(3)(10)(11) — Undrawn	—	8/25/2017	8/25/2023	2,586	(23)	(23)

					6,034	(36)	(36)	—%

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

March 31, 2018

(in thousands, except shares)

(unaudited)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(9)	Acquisition Date	Maturity / Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets
Affinity Dental Management, Inc.
Healthcare Services	First lien(3)(10)(11) — Undrawn	—	9/15/2017	3/15/2019	$11,584	$(29)	$(29)
	First lien(3)(10)(11) — Undrawn	—	9/15/2017	3/15/2023	1,737	(17)	(17)

					13,321	(46)	(46)	(0.01)%

Frontline Technologies Group Holdings, LLC
Education	First lien(3)(10)(11) — Undrawn	—	9/18/2017	9/18/2019	7,738	(58)	(58)	(0.01)%

Total Unfunded Debt Investments — United States					$76,503	$(504)	$(202)	(0.02)%

Total Non-Controlled/Non-Affiliated Investments						$1,563,275	$1,583,047	153.24%

Non-Controlled/Affiliated Investments(25)
Funded Debt Investments — United States
Permian Holdco 1, Inc.
Permian Holdco 2, Inc.
Energy	Subordinated(3)(10)	14.00% PIK/Q*	10/31/2016	10/15/2021	$2,077	$2,077	$2,077
	Subordinated(3)(10)(11)	14.00% PIK/Q*	10/31/2016	10/15/2021	1,070	1,070	1,070

					3,147	3,147	3,147	0.30%

Total Funded Debt Investments — United States					$3,147	$3,147	$3,147	0.30%

Equity — United States
HI Technology Corp.
Business Services	Preferred shares(3)(10)(21)	—	3/21/2017	—	2,768,000	$105,155	$107,450	10.40%
NMFC Senior Loan Program I LLC**
Investment Fund	Membership interest(3)(10)	—	6/13/2014	—	—	23,000	23,000	2.23%
Sierra Hamilton Holdings Corporation
Energy	Ordinary shares(2)(10)	—	7/31/2017	—	25,000,000	11,501	11,208
	Ordinary shares(3)(10)	—	7/31/2017	—	2,786,000	1,281	1,248

						12,782	12,456	1.21%

Permian Holdco 1, Inc.
Energy	Preferred shares(3)(10)(17)	—	10/31/2016	—	1,616,302	7,087	8,890
	Ordinary shares(3)(10)	—	10/31/2016	—	1,366,452	1,350	786

						8,437	9,676	0.94%

Total Shares — United States						$149,374	$152,582	14.78%

Total Funded Investments						$152,521	$155,729	15.08%

Total Non-Controlled/Affiliated Investments						$152,521	$155,729	15.08%

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

March 31, 2018

(in thousands, except shares)

(unaudited)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(9)	Acquisition Date	Maturity / Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets
Controlled Investments(26)
Funded Debt Investments — United States
Edmentum Ultimate Holdings, LLC(16)
Edmentum Inc. (fka Plato, Inc.)(Archipelago Learning Inc.)
Education	Second lien(3)(10)	7.00% PIK/Q*	2/23/2018	12/9/2021	$10,657	$9,906	$9,859
	Second lien(3)(10)(11) — Drawn	5.00% PIK/Q*	6/9/2015	6/9/2020	4,881	4,881	4,881
	Subordinated(3)(10)	8.50% PIK/Q*	6/9/2015	6/9/2020	4,588	4,584	4,588
	Subordinated(2)(10)	10.00% PIK/Q*	6/9/2015	6/9/2020	17,188	17,188	13,751
	Subordinated(3)(10)	10.00% PIK/Q*	6/9/2015	6/9/2020	4,228	4,228	3,383

					41,542	40,787	36,462	3.53%

UniTek Global Services, Inc.
Business Services	First lien(2)(10)	10.81% (L + 8.50%/Q)	1/13/2015	1/13/2019	10,846	10,846	10,846
	First lien(2)(10)	10.81% (L + 7.50%/M)	1/13/2015	1/13/2019	799	799	799
	Subordinated(2)(10)	15.00% PIK/Q*	1/13/2015	7/13/2019	2,079	2,079	2,079
	Subordinated(3)(10)	15.00% PIK/Q*	1/13/2015	7/13/2019	1,244	1,244	1,244

					14,968	14,968	14,968	1.45%

Total Funded Debt Investments — United States					$56,510	$55,755	$51,430	4.98%

Equity — Canada
NM APP Canada Corp.**
Net Lease	Membership interest(8)(10)	—	9/13/2016	—	—	$7,345	$8,234	0.80%

Total Shares — Canada						$7,345	$8,234	0.80%

Equity — United States
NMFC Senior Loan Program II LLC**
Investment Fund	Membership interest(3)(10)	—	5/3/2016	—	—	$79,400	$79,400	7.69%
UniTek Global Services, Inc.
Business Services	Preferred shares(2)(10)(18)	—	1/13/2015	—	22,487,269	20,107	20,413
	Preferred shares(3)(10)(19)	—	6/30/2017	—	11,379,603	11,380	11,380
	Preferred shares(3)(10)(18)	—	1/13/2015	—	6,214,411	5,557	5,641
	Ordinary shares(2)(10)	—	1/13/2015	—	2,096,477	1,925	6,787
	Ordinary shares(3)(10)	—	1/13/2015	—	1,993,749	531	6,454

						39,500	50,675	4.91%

NM GLCR LLC
Net Lease	Membership interest(8)(10)	—	2/1/2018	—	—	14,750	14,750	1.43%
NM CLFX LP
Net Lease	Membership interest(8)(10)	—	10/6/2017	—	—	12,538	12,538	1.21%
NM KRLN LLC
Net Lease	Membership interest(8)(10)	—	11/15/2016	—	—	7,510	8,328	0.80%
NM DRVT LLC
Net Lease	Membership interest(8)(10)	—	11/18/2016	—	—	5,152	5,446	0.53%
The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

March 31, 2018

(in thousands, except shares)

(unaudited)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(9)	Acquisition Date	Maturity / Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets
NM APP US LLC
Net Lease	Membership interest(8)(10)	—	9/13/2016	—	$—	$5,080	$5,206	0.50%
NM JRA LLC
Net Lease	Membership interest(8)(10)	—	8/12/2016	—	—	2,043	2,215	0.21%
Edmentum Ultimate Holdings, LLC(16)
Education	Ordinary shares(3)(10)	—	6/9/2015	—	123,968	11	84
	Ordinary shares(2)(10)	—	6/9/2015	—	107,143	9	72

						20	156	0.02%

Total Shares — United States						$165,993	$178,714	17.30%

Total Shares						$173,338	$186,948	18.10%

Warrants — United States
Edmentum Ultimate Holdings, LLC(16)
Education	Warrants(3)(10)	—	2/23/2018	5/5/2026	1,141,846	$769	$769	0.07%
UniTek Global Services, Inc.
Business Services	Warrants(3)(10)	—	6/30/2017	12/31/2018	526,925	—	—	—%

Total Warrants — United States						$769	$769	0.07%

Total Funded Investments						$229,862	$239,147	23.15%

Unfunded Debt Investments — United States
UniTek Global Services, Inc.
Business Services	First lien(3)(10)(11) — Undrawn	—	1/13/2015	1/13/2019	$2,048	$—	$—
	First lien(3)(10)(11) — Undrawn	—	1/13/2015	1/13/2019	758	—	—

					2,806	—	—	—%

Edmentum Ultimate Holdings, LLC(16)
Edmentum, Inc. (fka Plato, Inc.) (Archipelago Learning, Inc.)
Education	Second lien(3)(10)(11) — Undrawn	—	6/9/2015	6/9/2020	$2,568	$—	$—	—%

Total Unfunded Debt Investments — United States					$5,374	$—	$—	—%

Total Controlled Investments						$229,862	$239,147	23.15%

Total Investments						$1,945,658	$1,977,923	191.47%

(1)
New Mountain Finance Corporation (the "Company") generally acquires its investments in private transactions exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"). These investments are generally subject to certain limitations on resale, and may be deemed to be "restricted securities" under the Securities Act.

(2)
Investment is pledged as collateral for the Holdings Credit Facility, a revolving credit facility among the Company as Collateral Manager, New Mountain Finance Holdings, L.L.C. ("NMF Holdings") as the Borrower, Wells Fargo Securities, LLC as the Administrative Agent, and Wells Fargo Bank, National Association, as the Lender and Collateral Custodian. See Note 7. Borrowings, for details.

(3)
Investment is pledged as collateral for the NMFC Credit Facility, a revolving credit facility among the Company as the Borrower and Goldman Sachs Bank USA as the Administrative Agent and the Collateral Agent and Goldman Sachs Bank USA, Morgan Stanley Bank, N.A. and Stifel Bank & Trust as Lenders. See Note 7. Borrowings, for details.

(4)
Investment is held in New Mountain Finance SBIC, L.P.

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

March 31, 2018

(in thousands, except shares)

(unaudited)

(5)
Investment is held in New Mountain Finance SBIC II, L.P.

(6)
Investment is held in NMF Ancora Holdings, Inc.

(7)
Investment is held in NMF QID NGL Holdings, Inc.

(8)
Investment is held in New Mountain Net Lease Corporation.

(9)
All interest is payable in cash unless otherwise indicated. A majority of the variable rate debt investments bear interest at a rate that may be determined by reference to the London Interbank Offered Rate (L), the Prime Rate (P) and the alternative base rate (Base) and which resets monthly (M), quarterly (Q), semi-annually (S) or annually (A). For each investment the current interest rate provided reflects the rate in effect as of March 31, 2018.

(10)
The fair value of the Company's investment is determined using unobservable inputs that are significant to the overall fair value measurement. See Note 4. Fair Value, for details.

(11)
Par Value amounts represent the drawn or undrawn (as indicated in type of investment) portion of revolving credit facilities or delayed draws. Cost amounts represent the cash received at settlement date net of the impact of paydowns and cash paid for drawn revolvers or delayed draws.

(12)
The Company holds investments in Education Management Corporation and one related entity of Education Management Corporation. The Company holds series A-1 convertible preferred stock and common stock in Education Management Corporation and holds a tranche A first lien term loan and a tranche B first lien term loan in Education Management II LLC, which is an indirect subsidiary of Education Management Corporation.

(13)
The Company holds investments in three related entities of Tenawa Resource Holdings LLC. The Company holds 4.77% of the common units in QID NGL LLC (which at closing represented 98.1% of the ownership in the common units in Tenawa Resource Holdings LLC), class A preferred units in QID NGL LLC and a first lien investment in Tenawa Resource Management LLC, a wholly-owned subsidiary of Tenawa Resource Holdings LLC.

(14)
The Company holds investments in QC McKissock Investment, LLC and one related entity of QC McKissock Investment, LLC. The Company holds a first lien term loan in QC McKissock Investment, LLC (which at closing represented 71.1% of the ownership in the Series A common units of McKissock Investment Holdings, LLC) and holds a first lien term loan and a delayed draw term loan in McKissock, LLC, a wholly-owned subsidiary of McKissock Investment Holdings, LLC.

(15)
The Company holds investments in TWDiamondback Holdings Corp. and one related entity of TWDiamondback Holdings Corp. The Company holds preferred equity in TWDiamondback Holdings Corp. and holds a first lien last out term loan and a delayed draw term loan in Diamondback Drugs of Delaware LLC, a wholly-owned subsidiary of TWDiamondback Holdings Corp.

(16)
The Company holds investments in Edmentum Ultimate Holdings, LLC and its related entities. The Company holds subordinated notes and ordinary equity in Edmentum Ultimate Holdings, LLC and holds a second lien revolver in Edmentum, Inc. and Archipelago Learning, Inc., which are wholly-owned subsidiaries of Edmentum Ultimate Holdings, LLC.

(17)
The Company holds preferred equity in Permian Holdco 1, Inc. that is entitled to receive cumulative preferential dividends at a rate of 12.0% per annum payable in additional shares.

(18)
The Company holds preferred equity in UniTek Global Services, Inc. that is entitled to receive cumulative preferential dividends at a rate of 13.5% per annum payable in additional shares.

(19)
The Company holds preferred equity in UniTek Global Services, Inc. that is entitled to receive cumulative preferential dividends at a rate of 19.0% per annum payable in additional shares.

(20)
The Company holds equity investments in TW-NHME Holdings Corp., and holds a second lien term loan investment in National HME, Inc., a wholly-owned subsidiary of TW-NHME Holdings Corp.

(21)
The Company holds convertible preferred equity in HI Technology Corp that is accruing dividends at a rate of 15.0% per annum.

(22)
The Company holds preferred equity in Bach Special Limited (Bach Preference Limited) that is entitled to receive cumulative preferential dividends at a rate of 12.25% per annum payable in additional shares.

(23)
The Company holds preferred equity in Avatar Topco, Inc., and holds a second lien term loan investment in EAB Global, Inc., a wholly-owned subsidiary of Avatar Topco, Inc. The preferred equity is entitled to receive cumulative preferential dividends at a rate of L + 11.00% per annum.

(24)
Investment is on non-accrual status. See Note 3. Investments, for details.

(25)
Denotes investments in which the Company is an "Affiliated Person", as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), due to owning or holding the power to vote 5.0% or more of the outstanding voting securities of the investment but not controlling the company. Fair value as of

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

March 31, 2018

(in thousands, except shares)

(unaudited)

  March 31, 2018 and December 31, 2017, along with transactions during the three months ended March 31, 2018 in which the issuer was a non-controlled/affiliated investment, is as follows:

Portfolio Company	Fair Value at December 31, 2017	Gross Additions(A)	Gross Redemptions(B)	Net Realized Gains (Losses)	Net Change In Unrealized Appreciation (Depreciation)	Fair Value at March 31, 2018	Interest Income	Dividend Income	Other Income
Edmentum Ultimate Holdings, LLC/Edmentum Inc.	$24,858	$—	$(24,858)	$—	$—	$—	$—	$—	$—
HI Technology Corp.	105,155	—	—	—	2,295	107,450	—	3,750	—
NMFC Senior Loan Program I LLC	23,000	—	—	—	—	23,000	—	845	295
Permian Holdco 1, Inc. / Permian Holdco 2, Inc.	12,733	702	—	—	(612)	12,824	102	259	7
Sierra Hamilton Holdings Corporation	12,330	—	—	—	126	12,456	—	—	—

Total Non-Controlled/Affiliated Investments	$178,076	$702	$(24,858)	$—	$1,809	$155,730	$102	$4,854	$302

(A)
Gross additions include increases in the cost basis of investments resulting from new portfolio investments, payment-in-kind ("PIK") interest or dividends, the amortization of discounts, reorganizations or restructurings and the movement of an existing portfolio company into this category from a different category.

(B)
Gross redemptions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, reorganizations or restructurings and the movement of an existing portfolio company out of this category into a different category.
(26)
Denotes investments in which the Company is in "Control", as defined in the 1940 Act, due to owning or holding the power to vote 25.0% or more of the outstanding voting securities of the investment. Fair value as of March 31, 2018 and December 31, 2017, along with transactions during the three months ended March 31, 2018 in which the issuer was a controlled investment, is as follows:

Portfolio Company	Fair Value at December 31, 2017	Gross Additions(A)	Gross Redemptions(B)	Net Realized Gains (Losses)	Net Change In Unrealized Appreciation (Depreciation)	Fair Value at March 31, 2018	Interest Income	Dividend Income	Other Income
Edmentum Ultimate Holdings, LLC/Edmentum Inc.	$—	$37,873	$—	$—	$(486)	$37,387	$779	$—	$385
NM APP Canada Corp.	7,962	—	—	—	272	8,234	—	184	—
NM APP US LLC	5,138	—	—	—	68	5,206	—	130	—
NM CLFX LP	12,538	—	—	—	—	12,538		365	—
NM DRVT LLC	5,385	—	—	—	61	5,446	—	120	—
NM JRA LLC	2,191	—	—	—	24	2,215	—	50	—
NM GLCR LLC	—	14,750	—	—	—	14,750		425	—
NM KRLN LLC	8,195	—	—	—	133	8,328	—	345	—
NMFC Senior Loan Program II LLC	79,400	—	—	—	—	79,400	—	2,620	—
UniTek Global Services, Inc.	64,593	1,578	—	—	(528)	65,643	422	1,454	238

Total Controlled Investments	$185,402	$54,201	$—	$—	$(456)	$239,147	$1,201	$5,693	$623

(A)
Gross additions include increases in the cost basis of investments resulting from new portfolio investments, PIK interest or dividends, the amortization of discounts, reorganizations or restructurings and the movement of an existing portfolio company into this category from a different category.

(B)
Gross redemptions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, reorganizations or restructurings and the movement of an existing portfolio company out of this category into a different category.
*
All or a portion of interest contains PIK interest.

**
Indicates assets that the Company deems to be "non-qualifying assets" under Section 55(a) of the 1940 Act. Qualifying assets must represent at least 70.0% of the Company's total assets at the time of acquisition of any additional non-qualifying assets. As of March 31, 2018, 10.2% of the Company's total investments were non-qualifying assets.

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

March 31, 2018

(unaudited)

Investment Type	March 31, 2018 Percent of Total Investments at Fair Value

First lien	37.31%
Second lien	39.16%
Subordinated	3.43%
Equity and other	20.10%

Total investments	100.00%

Industry Type	March 31, 2018 Percent of Total Investments at Fair Value

Business Services	32.87%
Software	14.89%
Healthcare Services	13.36%
Education	9.41%
Distribution & Logistics	5.94%
Investment Fund	5.18%
Consumer Services	4.35%
Federal Services	3.91%
Energy	3.74%
Net Lease	2.87%
Healthcare Information Technology	1.72%
Business Products	1.03%
Packaging	0.73%

Total investments	100.00%

Interest Rate Type	March 31, 2018 Percent of Total Investments at Fair Value

Floating rates	87.74%
Fixed rates	12.26%

Total investments	100.00%

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments

December 31, 2017

(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(9)	Acquisition Date	Maturity/ Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets
Non-Controlled/Non-Affiliated Investments
Funded Debt Investments — United Kingdom
Air Newco LLC**
Software	Second lien(3)	10.94% (L + 9.50%/Q)	1/30/2015	1/31/2023	$40,000	$39,033	$39,000	3.77%
Shine Acquisition Co. S.à.r.l / Boing US Holdco Inc.**
Consumer Services	Second lien(3)	8.88% (L + 7.50%/Q)	9/25/2017	10/3/2025	40,353	40,056	40,656	3.93%

Total Funded Debt Investments — United Kingdom					$80,353	$79,089	$79,656	7.70%

Funded Debt Investments — United States
AmWINS Group, Inc.
Business Services	Second lien(3)	8.32% (L + 6.75%/M)	1/19/2017	1/25/2025	$57,000	$56,804	$57,606	5.57%
Alegeus Technologies, LLC
Healthcare Services	Second lien(3)(10)	10.19% (L + 8.50%/Q)	4/28/2017	10/30/2023	23,500	23,500	23,500
	Second lien(4)(10)	10.19% (L + 8.50%/Q)	4/28/2017	10/30/2023	22,500	22,500	22,500

					46,000	46,000	46,000	4.44%

PetVet Care Centers LLC
Consumer Services	First lien(2)(10)	7.69% (L + 6.00%/Q)	6/8/2017	6/8/2023	34,527	34,409	34,872
	First lien(3)(10)(11) — Drawn	7.55% (L + 6.00%/Q)	6/8/2017	6/8/2023	8,646	8,616	8,733
	First lien(3)(10)(11) — Drawn	9.50% (P + 5.00%/Q)	6/8/2017	6/8/2023	2,200	2,192	2,200

					45,373	45,217	45,805	4.43%

Integro Parent Inc.
Business Services	First lien(2)	7.16% (L + 5.75%/Q)	10/9/2015	10/31/2022	34,873	34,601	34,786
	Second lien(3)	10.63% (L + 9.25%/Q)	10/9/2015	10/30/2023	10,000	9,920	9,800

					44,873	44,521	44,586	4.31%

Severin Acquisition, LLC
Software	Second lien(4)(10)	10.32% (L + 8.75%/M)	7/31/2015	7/29/2022	15,000	14,891	15,000
	Second lien(3)(10)	10.32% (L + 8.75%/M)	2/1/2017	7/29/2022	14,518	14,361	14,518
	Second lien(4)(10)	10.32% (L + 8.75%/M)	11/5/2015	7/29/2022	4,154	4,123	4,154
	Second lien(4)(10)	10.82% (L + 9.25%/M)	2/1/2016	7/29/2022	3,273	3,248	3,273
	Second lien(3)(10)	10.57% (L + 9.00%/M)	10/14/2016	7/29/2022	2,361	2,341	2,361
	Second lien(3)(10)	10.82% (L + 9.25%/M)	8/8/2016	7/29/2022	1,825	1,810	1,825
	Second lien(4)(10)	10.82% (L + 9.25%/M)	8/8/2016	7/29/2022	300	298	300

					41,431	41,072	41,431	4.00%

Salient CRGT Inc.
Federal Services	First lien(2)	7.32% (L + 5.75%/M)	1/6/2015	2/28/2022	40,894	40,421	41,251	3.99%
Tenawa Resource Holdings LLC(13)
Tenawa Resource Management LLC
Energy	First lien(3)(10)	10.50% (Base + 8.00%/Q)	5/12/2014	10/30/2024	39,900	39,835	39,900	3.86%

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

December 31, 2017

(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(9)	Acquisition Date	Maturity/ Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets
VetCor Professional Practices LLC
Consumer Services	First lien(4)	7.69% (L + 6.00%/Q)	5/15/2015	4/20/2021	$19,111	$18,996	$19,134
	First lien(2)	7.69% (L + 6.00%/Q)	5/15/2015	4/20/2021	7,714	7,603	7,724
	First lien(3)(11) — Drawn	7.69% (L + 6.00%/Q)	2/24/2017	4/20/2021	6,005	5,891	6,013
	First lien(4)	7.69% (L + 6.00%/Q)	5/15/2015	4/20/2021	2,650	2,632	2,654
	First lien(2)	7.69% (L + 6.00%/Q)	6/24/2016	4/20/2021	1,632	1,606	1,634
	First lien(4)	7.69% (L + 6.00%/Q)	3/31/2016	4/20/2021	495	487	496
	First lien(3)(11) — Drawn	7.69% (L + 6.00%/Q)	5/15/2015	4/20/2021	1,426	1,412	1,428

					39,033	38,627	39,083	3.78%

Frontline Technologies Group Holdings, LLC
Education	First lien(2)(10)	8.09% (L + 6.50%/Q)	9/18/2017	9/18/2023	16,750	16,629	16,625
	First lien(4)(10)	8.09% (L + 6.50%/Q)	9/18/2017	9/18/2023	22,613	22,450	22,444

					39,363	39,079	39,069	3.77%

Kronos Incorporated
Software	Second lien(2)	9.63% (L + 8.25%/Q)	10/26/2012	11/1/2024	36,000	35,508	37,449	3.62%
Valet Waste Holdings, Inc.
Business Services	First lien(2)(10)	8.57% (L + 7.00%/M)	9/24/2015	9/24/2021	29,325	29,078	29,325
	First lien(2)(10)	8.57% (L + 7.00%/M)	7/27/2017	9/24/2021	3,731	3,697	3,731

					33,056	32,775	33,056	3.19%

Evo Payments International, LLC
Business Services	Second lien(2)	10.57% (L + 9.00%/M)	12/8/2016	12/23/2024	25,000	24,824	25,250
	Second lien(3)	10.57% (L + 9.00%/M)	12/8/2016	12/23/2024	5,000	5,052	5,050

					30,000	29,876	30,300	2.93%

Wirepath LLC
Distribution & Logistics	First lien(2)	6.87% (L + 5.25%/Q)	7/31/2017	8/5/2024	27,731	27,598	28,112	2.72%
Ansira Holdings, Inc.
Business Services	First lien(2)	8.19% (L + 6.50%/Q)	12/19/2016	12/20/2022	25,920	25,809	25,855
	First lien(3)(11) — Drawn	8.19% (L + 6.50%/Q)	12/19/2016	12/20/2022	2,107	2,097	2,102

					28,027	27,906	27,957	2.70%

TW-NHME Holdings Corp.(20)
National HME, Inc.
Healthcare Services	Second lien(4)(10)	10.95% (L + 9.25%/Q)	7/14/2015	7/14/2022	21,500	21,301	21,646
	Second lien(3)(10)	10.95% (L + 9.25%/Q)	7/14/2015	7/14/2022	5,800	5,737	5,839

					27,300	27,038	27,485	2.66%

Navicure, Inc.
Healthcare Services	Second lien(3)	8.86% (L + 7.50%/M)	10/23/2017	10/31/2025	26,952	26,819	27,154	2.62%
Trader Interactive, LLC
Business Services	First lien(2)(10)	7.50% (L + 6.00%/M)	6/15/2017	6/17/2024	27,190	26,999	26,986	2.61%
Marketo, Inc.
Software	First lien(3)(10)	11.19% (L + 9.50%/Q)	8/16/2016	8/16/2021	26,820	26,509	26,820	2.59%
Keystone Acquisition Corp.
Healthcare Services	First lien(2)	6.94% (L + 5.25%/Q)	5/10/2017	5/1/2024	19,950	19,764	20,087
	Second lien(3)	10.94% (L + 9.25%/Q)	5/10/2017	5/1/2025	4,500	4,457	4,511

					24,450	24,221	24,598	2.38%

iPipeline, Inc. (Internet Pipeline, Inc.)
Software	First lien(4)(10)	8.82% (L + 7.25%/M)	8/4/2015	8/4/2022	17,589	17,464	17,589
	First lien(4)(10)	7.74% (L + 6.25%/M)	6/16/2017	8/4/2022	4,577	4,556	4,554
	First lien(2)(10)	7.74% (L + 6.25%/M)	9/25/2017	8/4/2022	1,161	1,155	1,155
	First lien(4)(10)	7.74% (L + 6.25%/M)	9/25/2017	8/4/2022	511	508	508

					23,838	23,683	23,806	2.30%

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

December 31, 2017

(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(9)	Acquisition Date	Maturity/ Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets
AAC Holding Corp.
Education	First lien(2)(10)	9.62% (L + 8.25%/M)	9/30/2015	9/30/2020	$23,161	$22,953	$23,161	2.24%
BackOffice Associates Holdings, LLC
Business Services	First lien(2)(10)	8.06% (L + 6.50%/M)	8/25/2017	8/25/2023	22,869	22,679	22,669	2.19%
TWDiamondback Holdings Corp.(15)
Diamondback Drugs of Delaware, L.L.C. (TWDiamondback II Holdings LLC)
Distribution & Logistics	First lien(4)(10)	10.49% (L + 8.75%/Q)	11/19/2014	11/19/2019	19,895	19,895	19,895
	First lien(3)(10)	10.44% (L + 8.75%/Q)	11/19/2014	11/19/2019	2,158	2,158	2,158
	First lien(4)(10)	10.44% (L + 8.75%/Q)	11/19/2014	11/19/2019	605	605	605

					22,658	22,658	22,658	2.19%

EN Engineering, LLC
Business Services	First lien(2)(10)	7.69% (L + 6.00%/Q)	7/30/2015	6/30/2021	20,893	20,760	20,893
	First lien(2)(10)	7.69% (L + 6.00%/Q)	7/30/2015	6/30/2021	1,208	1,200	1,208

					22,101	21,960	22,101	2.14%

Avatar Topco, Inc(23)
EAB Global, Inc.
Education	Second lien(3)	8.99% (L + 7.50%/M)	11/17/2017	11/17/2025	21,450	21,132	21,236	2.05%
DigiCert Holdings, Inc.
Business Services	Second lien(3)	9.38% (L + 8.00%/Q)	9/20/2017	10/31/2025	20,176	20,077	20,347	1.97%
DiversiTech Holdings, Inc.
Distribution & Logistics	Second lien(3)	9.20% (L + 7.50%/Q)	5/18/2017	6/2/2025	19,500	19,315	19,744	1.91%
ABILITY Network Inc.
Healthcare Information Technology	Second lien(3)	9.21% (L + 7.75%/M)	12/11/2017	12/12/2025	18,851	18,839	18,945	1.83%
KeyPoint Government Solutions, Inc.
Federal Services	First lien(2)(10)	7.35% (L + 6.00%/Q)	4/18/2017	4/18/2024	18,413	18,243	18,597	1.80%
AgKnowledge Holdings Company, Inc.
Business Services	Second lien(2)(10)	9.82% (L + 8.25%/M)	7/23/2014	7/23/2020	18,500	18,409	18,500	1.79%
VF Holding Corp.
Software	Second lien(3)(10)	10.57% (L + 9.00%/M)	7/7/2016	6/28/2024	17,086	17,396	17,598	1.70%
DCA Investment Holding, LLC
Healthcare Services	First lien(2)(10)	6.94% (L + 5.25%/Q)	7/2/2015	7/2/2021	17,453	17,344	17,453	1.69%
OEConnection LLC
Business Services	Second lien(3)	9.69% (L + 8.00%/Q)	11/22/2017	11/22/2025	16,841	16,548	16,841	1.63%
TIBCO Software Inc.
Software	Subordinated(3)	11.38%/S	11/24/2014	12/1/2021	15,000	14,714	16,378	1.58%
American Tire Distributors, Inc.
Distribution & Logistics	Subordinated(3)	10.25%/S	2/10/2015	3/1/2022	15,520	15,267	16,063	1.55%
Hill International, Inc.**
Business Services	First lien(2)(10)	7.32% (L + 5.75%/M)	6/21/2017	6/21/2023	15,721	15,648	15,642	1.51%
Netsmart Inc. / Netsmart Technologies, Inc.
Healthcare Information Technology	Second lien(2)	10.98% (L + 9.50%/Q)	4/18/2016	10/19/2023	15,000	14,686	15,075	1.46%
Transcendia Holdings, Inc.
Packaging	Second lien(3)	9.57% (L + 8.00%/M)	6/28/2017	5/30/2025	14,500	14,309	14,391	1.39%
SW Holdings, LLC
Business Services	Second lien(4)(10)	10.44% (L + 8.75%/Q)	6/30/2015	12/30/2021	14,265	14,167	14,331	1.38%
Peraton Holding Corp. (fka MHVC Acquisition Corp.)
Federal Services	First lien(2)	6.95% (L + 5.25%/Q)	4/25/2017	4/29/2024	14,030	13,987	14,135	1.37%

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

December 31, 2017

(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(9)	Acquisition Date	Maturity/ Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets
Ministry Brands, LLC
Software	First lien(3)	6.38% (L + 5.00%/Q)	12/7/2016	12/2/2022	$2,993	$2,980	$2,993
	First lien(3)(10)(11) — Drawn	6.57% (L + 5.00%/M)	12/7/2016	12/2/2022	1,000	995	1,000
	Second lien(3)(10)	10.63% (L + 9.25%/Q)	12/7/2016	6/2/2023	7,840	7,788	7,840
	Second lien(3)(10)	10.63% (L + 9.25%/Q)	12/7/2016	6/2/2023	2,160	2,146	2,160

					13,993	13,909	13,993	1.35%

nThrive, Inc. (fka Precyse Acquisition Corp.)
Healthcare Services	Second lien(2)(10)	11.32% (L + 9.75%/M)	4/19/2016	4/20/2023	13,000	12,813	12,702	1.23%
FR Arsenal Holdings II Corp.
Business Services	First lien(2)(10)	8.81% (L + 7.25%/Q)	9/29/2016	9/8/2022	12,356	12,252	12,373	1.19%
Amerijet Holdings, Inc.
Distribution & Logistics	First lien(4)(10)	9.57% (L + 8.00%/M)	7/15/2016	7/15/2021	10,403	10,344	10,458
	First lien(4)(10)	9.57% (L + 8.00%/M)	7/15/2016	7/15/2021	1,734	1,724	1,743

					12,137	12,068	12,201	1.18%

SSH Group Holdings, Inc.
Education	First lien(2)(10)	6.69% (L + 5.00%/Q)	10/13/2017	10/2/2024	8,407	8,366	8,365
	Second lien(3)(10)	10.69% (L + 9.00%/Q)	10/13/2017	10/2/2025	3,363	3,330	3,329

					11,770	11,696	11,694	1.13%

ProQuest LLC
Business Services	Second lien(3)	10.55% (L + 9.00%/M)	12/14/2015	12/15/2022	11,620	11,440	11,620	1.12%
Xactly Corporation
Software	First lien(4)(10)	8.82% (L + 7.25%/M)	7/31/2017	7/29/2022	11,600	11,492	11,484	1.11%
Zywave, Inc.
Software	Second lien(4)(10)	10.42% (L + 9.00%/Q)	11/22/2016	11/17/2023	11,000	10,927	11,011
	First lien(3)(10)(11) — Drawn	8.50% (P + 4.00%/Q)	11/22/2016	11/17/2022	200	199	200
	First lien(3)(10)(11) — Drawn	6.57% (L + 5.00%/Q)	11/22/2016	11/17/2022	250	248	250

					11,450	11,374	11,461	1.11%

QC McKissock Investment, LLC(14)
McKissock, LLC
Education	First lien(2)(10)	7.94% (L + 6.25%/Q)	8/6/2014	8/5/2021	6,415	6,386	6,415
	First lien(2)(10)	7.94% (L + 6.25%/Q)	8/6/2014	8/5/2021	3,058	3,046	3,058
	First lien(2)(10)	7.94% (L + 6.25%/Q)	8/6/2014	8/5/2021	987	983	987

					10,460	10,415	10,460	1.01%

Masergy Holdings, Inc.
Business Services	Second lien(2)	10.19% (L + 8.50%/Q)	12/14/2016	12/16/2024	10,000	9,943	10,144	0.98%
Idera, Inc.
Software	Second lien(4)	10.57% (L + 9.00%/M)	6/27/2017	6/27/2025	10,000	9,856	10,100	0.97%
Quest Software US Holdings Inc.
Software	First lien(2)	6.92% (L + 5.50%/Q)	10/31/2016	10/31/2022	9,899	9,775	10,071	0.97%
PowerPlan Holdings, Inc.
Software	Second lien(2)(10)	10.57% (L + 9.00%/M)	2/23/2015	2/23/2023	10,000	9,927	10,000	0.97%

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

December 31, 2017

(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(9)	Acquisition Date	Maturity/ Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets
WD Wolverine Holdings, LLC
Healthcare Services	First lien(2)	7.07% (L + 5.50%/M)	2/22/2017	8/16/2022	$9,813	$9,534	$9,512	0.92%
Pelican Products, Inc.
Business Products	Second lien(2)	9.94% (L + 8.25%/Q)	4/9/2014	4/9/2021	9,500	9,533	9,500	0.92%
J.D. Power (fka J.D. Power and Associates)
Business Services	Second lien(3)	10.19% (L + 8.50%/Q)	6/9/2016	9/7/2024	9,333	9,230	9,473	0.91%
Harley Marine Services, Inc.
Distribution & Logistics	Second lien(2)	10.63% (L + 9.25%/Q)	12/18/2013	12/20/2019	9,000	8,929	8,955	0.86%
JAMF Holdings, Inc.
Software	First lien(3)(10)	9.41% (L + 8.00%/Q)	11/13/2017	11/11/2022	8,757	8,672	8,670	0.84%
Autodata, Inc. (Autodata Solutions, Inc.)
Business Services	Second lien(3)	8.82% (L + 7.25%/Q)	12/12/2017	12/12/2025	7,406	7,387	7,387	0.71%
MH Sub I, LLC (Micro Holding Corp.)
Software	Second lien(3)	9.09% (L + 7.50%/Q)	8/16/2017	9/15/2025	7,000	6,932	7,048	0.68%
First American Payment Systems, L.P.
Business Services	First lien(2)	7.14% (L + 5.75%/M)	1/3/2017	1/5/2024	6,844	6,783	6,880	0.66%
Solera LLC / Solera Finance, Inc.
Software	Subordinated(3)	10.50%/S	2/29/2016	3/1/2024	5,000	4,791	5,650	0.55%
Pathway Partners Vet Management Company LLC
Consumer Services	Second lien(4)	9.57% (L + 8.00%/M)	10/4/2017	10/10/2025	5,556	5,527	5,527	0.53%
Applied Systems, Inc.
Software	Second lien(3)	8.69% (L + 7.00%/Q)	9/14/2017	9/19/2025	4,923	4,923	5,106	0.49%
ADG, LLC
Healthcare Services	Second lien(3)(10)	10.57% (L + 9.00%/M)	10/3/2016	3/28/2024	5,000	4,934	5,038	0.49%
Vencore, Inc. (fka The SI Organization Inc.)
Federal Services	Second lien(3)	10.44% (L + 8.75%/Q)	6/14/2016	5/23/2020	4,400	4,350	4,450	0.43%
Affinity Dental Management, Inc.
Healthcare Services	First lien(2)(10)	7.59% (L + 6.00%/Q)	9/15/2017	9/15/2023	4,344	4,302	4,301	0.41%
York Risk Services Holding Corp.
Business Services	Subordinated(3)	8.50%/S	9/17/2014	10/1/2022	3,000	3,000	2,940	0.28%
Ensemble S Merger Sub, Inc.
Software	Subordinated(3)	9.00%/S	9/21/2015	9/30/2023	2,000	1,946	2,125	0.20%
Education Management Corporation(12)
Education Management II LLC
Education	First lien(2)	5.85% (L + 4.50%/Q)	1/5/2015	7/2/2020	211	205	82
	First lien(3)	5.85% (L + 4.50%/Q)	1/5/2015	7/2/2020	119	116	46
	First lien(2)	8.85% (L + 7.50%/Q)	1/5/2015	7/2/2020	475	437	10
	First lien(3)	8.85% (L + 7.50%/Q)	1/5/2015	7/2/2020	268	247	6

					1,073	1,005	144	0.01%

Total Funded Debt Investments — United States					$1,319,560	$1,309,577	$1,325,328	128.05%

Total Funded Debt Investments					$1,399,913	$1,388,666	$1,404,984	135.75%

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

December 31, 2017

(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(9)	Acquisition Date	Maturity/ Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets
Equity — Hong Kong
Bach Special Limited (Bach Preference Limited)**
Education	Preferred shares(3)(10)(22)	—	9/1/2017	—	58,868	$5,807	$5,806	0.56%

Total Shares — Hong Kong						$5,807	$5,806	0.56%

Equity — United States
Avatar Topco, Inc.(23)
Education	Preferred shares(3)(10)(23)	—	11/17/2017	—	35,750	$35,220	$35,204	3.40%
Tenawa Resource Holdings LLC(13)
QID NGL LLC
Energy	Ordinary shares(7)(10)	—	5/12/2014	—	5,290,997	5,291	8,154
	Preferred shares(7)(10)	—	10/30/2017	—	620,706	621	1,007

						5,912	9,161	0.88%

TWDiamondback Holdings Corp.(15)
Distribution & Logistics	Preferred shares(4)(10)	—	11/19/2014	—	200	2,000	4,508	0.44%
TW-NHME Holdings Corp.(20)
Healthcare Services	Preferred shares(4)(10)	—	7/14/2015	—	100	1,000	944
	Preferred shares(4)(10)	—	1/5/2016	—	16	158	149
	Preferred shares(4)(10)	—	6/30/2016	—	6	68	58

						1,226	1,151	0.11%

Ancora Acquisition LLC
Education	Preferred shares(6)(10)	—	8/12/2013	—	372	83	393	0.04%
Education Management Corporation(12)
Education	Preferred shares(2)	—	1/5/2015	—	3,331	200	—
	Preferred shares(3)	—	1/5/2015	—	1,879	113	—
	Ordinary shares(2)	—	1/5/2015	—	2,994,065	100	10
	Ordinary shares(3)	—	1/5/2015	—	1,688,976	56	6

						469	16	0.00%

Total Shares — United States						$44,910	$50,433	4.87%

Total Shares						$50,717	$56,239	5.43%

Warrants — United States
ASP LCG Holdings, Inc.
Education	Warrants(3)(10)	—	5/5/2014	5/5/2026	622	$37	$1,089	0.11%
Ancora Acquisition LLC
Education	Warrants(6)(10)	—	8/12/2013	8/12/2020	20	—	—	—%
YP Equity Investors, LLC
Media	Warrants(5)(10)	—	5/3/2012	5/8/2022	5	—	—	—%

Total Warrants — United States						$37	$1,089	0.11%

Total Funded Investments						$1,439,420	$1,462,312	141.29%

Unfunded Debt Investments — United States
PetVet Care Centers LLC
Consumer Services	First lien(3)(10)(11) — Undrawn	—	6/8/2017	6/8/2019	$4,439	$(16)	$44	0.00%

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

December 31, 2017

(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(9)	Acquisition Date	Maturity/ Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets
VetCor Professional Practices LLC
Consumer Services	First lien(3)(11) — Undrawn	—	5/15/2015	4/20/2021	$1,274	$(13)	$2
	First lien(3)(11) — Undrawn	—	12/29/2017	12/29/2019	8,552	(75)	11

					9,826	(88)	13	0.00%

DCA Investment Holding, LLC
Healthcare Services	First lien(3)(10)(11) — Undrawn	—	7/2/2015	7/2/2021	2,100	(21)	—
	First lien(3)(10)(11) — Undrawn	—	12/20/2017	12/20/2019	13,465	(118)	—

					15,565	(139)	—	—%

iPipeline, Inc. (Internet Pipeline, Inc.)
Software	First lien(3)(10)(11) — Undrawn	—	8/4/2015	8/4/2021	1,000	(10)	—	—%
Valet Waste Holdings, Inc.
Business Services	First lien(3)(10)(11) — Undrawn	—	9/24/2015	9/24/2021	3,750	(47)	—	—%
Zywave, Inc.
Software	First lien(3)(10)(11) — Undrawn	—	11/22/2016	11/17/2022	1,550	(12)	—	—%
Marketo, Inc.
Software	First lien(3)(10)(11) — Undrawn	—	8/16/2016	8/16/2021	1,788	(27)	—	—%
Ansira Holdings, Inc.
Business Services	First lien(3)(11) — Undrawn	—	12/19/2016	12/20/2018	1,700	(9)	(4)	(0.00)%
JAMF Holdings, Inc.
Software	First lien(3)(10)(11) — Undrawn	—	11/13/2017	11/11/2022	750	(8)	(8)	(0.00)%
Xactly Corporation
Software	First lien(3)(10)(11) — Undrawn	—	7/31/2017	7/29/2022	992	(10)	(10)	(0.00)%
Pathway Partners Vet Management Company LLC
Consumer Services	Second lien(4)(11) — Undrawn	—	10/4/2017	10/10/2019	2,444	(12)	(12)	(0.00)%
Trader Interactive, LLC
Business Services	First lien(3)(10)(11) — Undrawn	—	6/15/2017	6/15/2023	1,673	(13)	(13)	(0.00)%
BackOffice Associates Holdings, LLC
Business Services	First lien(3)(10)(11) — Undrawn	—	8/25/2017	8/24/2018	3,448	(13)	(13)
	First lien(3)(10)(11) — Undrawn	—	8/25/2017	8/25/2023	2,586	(23)	(23)

					6,034	(36)	(36)	(0.00)%

Affinity Dental Management, Inc.
Healthcare Services	First lien(3)(10)(11) — Undrawn	—	9/15/2017	3/15/2019	11,584	(29)	(29)
	First lien(3)(10)(11) — Undrawn	—	9/15/2017	3/15/2023	1,738	(17)	(17)

					13,322	(46)	(46)	(0.00)%

Frontline Technologies Group Holdings, LLC
Education	First lien(3)(10)(11) — Undrawn	—	9/18/2017	9/18/2019	7,738	(58)	(58)	(0.01)%

Total Unfunded Debt Investments — United States					$72,571	$(531)	$(130)	(0.01)%

Total Non-Controlled/Non-Affiliated Investments						$1,438,889	$1,462,182	141.28%

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

December 31, 2017

(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(9)	Acquisition Date	Maturity/ Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets
Non-Controlled/Affiliated Investments(24)
Funded Debt Investments — United States
Edmentum Ultimate Holdings, LLC(16)
Edmentum, Inc. (fka Plato, Inc.) (Archipelago Learning, Inc.)
Education	Second lien(3)(10)(11) — Drawn	5.00%/M	6/9/2015	6/9/2020	$3,172	$3,172	$3,172
	Subordinated(3)(10)	8.50% PIK/Q*	6/9/2015	6/9/2020	4,491	4,486	4,491
	Subordinated(2)(10)	10.00% PIK/Q*	6/9/2015	6/9/2020	16,760	16,760	13,408
	Subordinated(3)(10)	10.00% PIK/Q*	6/9/2015	6/9/2020	4,123	4,123	3,298

					28,546	28,541	24,369	2.36%

Permian Holdco 1, Inc.
Permian Holdco 2, Inc.
Energy	Subordinated(3)(10)	14.00% PIK/Q*	10/31/2016	10/15/2021	2,007	2,007	2,007
	Subordinated(3)(10)(11) — Drawn	14.00% PIK/Q*	10/31/2016	10/15/2021	696	696	696

					2,703	2,703	2,703	0.26%

Total Funded Debt Investments — United States					$31,249	$31,244	$27,072	2.62%

Equity — United States
HI Technology Corp.
Business Services	Preferred shares(3)(10)(21)	—	3/21/2017	—	2,768,000	$105,155	$105,155	10.16%
NMFC Senior Loan Program I LLC**
Investment Fund	Membership interest(3)(10)	—	6/13/2014	—	—	23,000	23,000	2.22%
Sierra Hamilton Holdings Corporation
Energy	Ordinary shares(2)(10)	—	7/31/2017	—	25,000,000	11,501	11,094
	Ordinary shares(3)(10)	—	7/31/2017	—	2,786,000	1,281	1,236

						12,782	12,330	1.19%

Permian Holdco 1, Inc.
Energy	Preferred shares(3)(10)(17)	—	10/31/2016	—	1,569,226	6,829	8,631
	Ordinary shares(3)(10)	—	10/31/2016	—	1,366,452	1,350	1,399

						8,179	10,030	0.97%

Edmentum Ultimate Holdings, LLC(16)
Education	Ordinary shares(3)(10)	—	6/9/2015	—	123,968	11	262
	Ordinary shares(2)(10)	—	6/9/2015	—	107,143	9	227

						20	489	0.05%

Total Shares — United States						$149,136	$151,004	14.59%

Total Funded Investments						$180,380	$178,076	17.21%

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

December 31, 2017

(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(9)	Acquisition Date	Maturity/ Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets
Unfunded Debt Investments — United States
Edmentum Ultimate Holdings, LLC(16)
Edmentum, Inc. (fka Plato, Inc.) (Archipelago Learning, Inc.)
Education	Second lien(3)(10)(11) — Undrawn	—	6/9/2015	6/9/2020	$1,709	$—	$—	—%
Permian Holdco 1, Inc.
Permian Holdco 2, Inc.
Energy	Subordinated(3)(10)(11) — Undrawn	—	10/31/2016	10/15/2021	342	—	—	—%

Total Unfunded Debt Investments — United States					$2,051	$—	$—	—%

Total Non-Controlled/Affiliated Investments						$180,380	$178,076	17.21%

Controlled Investments(25)
Funded Debt Investments — United States
UniTek Global Services, Inc.
Business Services	First lien(2)(10)	10.20% (L + 8.50%/Q)	1/13/2015	1/13/2019	$10,846	$10,846	$10,846
	First lien(2)(10)	9.84% (L + 7.50% + 1.00% PIK/Q)*	1/13/2015	1/13/2019	797	797	797
	Subordinated(2)(10)	15.00% PIK/Q*	1/13/2015	7/13/2019	2,003	2,003	2,003
	Subordinated(3)(10)	15.00% PIK/Q*	1/13/2015	7/13/2019	1,198	1,198	1,198

					14,844	14,844	14,844	1.43%

Total Funded Debt Investments — United States					$14,844	$14,844	$14,844	1.43%

Equity — Canada
NM APP Canada Corp.**
Net Lease	Membership interest(8)(10)	—	9/13/2016	—	—	$7,345	$7,962	0.77%

Total Shares — Canada						$7,345	$7,962	0.77%

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

December 31, 2017

(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(9)	Acquisition Date	Maturity/ Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets
Equity — United States
NMFC Senior Loan Program II LLC**
Investment Fund	Membership interest(3)(10)	—	5/3/2016	—	—	$79,400	$79,400	7.67%
UniTek Global Services, Inc.
Business Services	Preferred shares(2)(10)(18)	—	1/13/2015	—	21,753,102	19,373	19,288
	Preferred shares(3)(10)(18)	—	1/13/2015	—	6,011,522	5,353	5,330
	Preferred shares(3)(10)(19)	—	6/30/2017	—	10,863,583	10,864	10,864
	Ordinary shares(2)(10)	—	1/13/2015	—	2,096,477	1,925	7,313
	Ordinary shares(3)(10)	—	1/13/2015	—	1,993,749	531	6,954

						38,046	49,749	4.81%

NM CLFX LP
Net Lease	Membership interest(8)(10)	—	10/6/2017	—	—	12,538	12,538	1.21%
NM KRLN LLC
Net Lease	Membership interest(8)(10)	—	11/15/2016	—	—	7,510	8,195	0.79%
NM DRVT LLC
Net Lease	Membership interest(8)(10)	—	11/18/2016	—	—	5,152	5,385	0.52%
NM APP US LLC
Net Lease	Membership interest(8)(10)	—	9/13/2016	—	—	5,080	5,138	0.50%
NM JRA LLC
Net Lease	Membership interest(8)(10)	—	8/12/2016	—	—	2,043	2,191	0.21%

Total Shares — United States						$149,769	$162,596	15.71%

Total Shares						$157,114	$170,558	16.48%

Warrants — United States
UniTek Global Services, Inc.
Business Services	Warrants(3)(10)	—	6/30/2017	12/31/2018	526,925	$—	$—	—%

Total Warrants — United States						$—	$—	—%

Total Funded Investments						$171,958	$185,402	17.91%

Unfunded Debt Investments — United States
UniTek Global Services, Inc.
Business Services	First lien(3)(10)(11) — Undrawn	—	1/13/2015	1/13/2019	$2,048	$—	$—
	First lien(3)(10)(11) — Undrawn	—	1/13/2015	1/13/2019	758	—	—

					2,806	—	—	—%

Total Unfunded Debt Investments — United States					$2,806	$—	$—	—%

Total Controlled Investments						$171,958	$185,402	17.91%

Total Investments						$1,791,227	$1,825,660	176.4%

(1)
New Mountain Finance Corporation (the "Company") generally acquires its investments in private transactions exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"). These investments are generally subject to certain limitations on resale, and may be deemed to be "restricted securities" under the Securities Act.

(2)
Investment is pledged as collateral for the Holdings Credit Facility, a revolving credit facility among the Company as Collateral Manager, New Mountain Finance Holdings, L.L.C. ("NMF Holdings") as the Borrower, Wells Fargo Securities, LLC as the Administrative Agent, and Wells Fargo Bank, National Association, as the Lender and Collateral Custodian. See Note 7. Borrowings, for details.

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

December 31, 2017

(in thousands, except shares)

(3)
Investment is pledged as collateral for the NMFC Credit Facility, a revolving credit facility among the Company as the Borrower and Goldman Sachs Bank USA as the Administrative Agent and the Collateral Agent and Goldman Sachs Bank USA, Morgan Stanley Bank, N.A. and Stifel Bank & Trust as Lenders. See Note 7. Borrowings, for details.

(4)
Investment is held in New Mountain Finance SBIC, L.P.

(5)
Investment is held in NMF YP Holdings, Inc.

(6)
Investment is held in NMF Ancora Holdings, Inc.

(7)
Investment is held in NMF QID NGL Holdings, Inc.

(8)
Investment is held in New Mountain Net Lease Corporation.

(9)
All interest is payable in cash unless otherwise indicated. A majority of the variable rate debt investments bear interest at a rate that may be determined by reference to the London Interbank Offered Rate (L), the Prime Rate (P) and the alternative base rate (Base) and which resets monthly (M), quarterly (Q), semi-annually (S) or annually (A). For each investment the current interest rate provided reflects the rate in effect as of December 31, 2017.

(10)
The fair value of the Company's investment is determined using unobservable inputs that are significant to the overall fair value measurement. See Note 4. Fair Value, for details.

(11)
Par Value amounts represent the drawn or undrawn (as indicated in type of investment) portion of revolving credit facilities or delayed draws. Cost amounts represent the cash received at settlement date net the impact of paydowns and cash paid for drawn revolvers or delayed draws.

(12)
The Company holds investments in Education Management Corporation and one related entity of Education Management Corporation. The Company holds series A-1 convertible preferred stock and common stock in Education Management Corporation and holds a tranche A first lien term loan and a tranche B first lien term loan in Education Management II LLC, which is an indirect subsidiary of Education Management Corporation.

(13)
The Company holds investments in three related entities of Tenawa Resource Holdings LLC. The Company holds 4.77% of the common units in QID NGL LLC (which at closing represented 98.1% of the ownership in the common units in Tenawa Resource Holdings LLC), class A preferred units in QID NGL LLC and a first lien investment in Tenawa Resource Management LLC, a wholly-owned subsidiary of Tenawa Resource Holdings LLC.

(14)
The Company holds investments in QC McKissock Investment, LLC and one related entity of QC McKissock Investment, LLC. The Company holds a first lien term loan in QC McKissock Investment, LLC (which at closing represented 71.1% of the ownership in the Series A common units of McKissock Investment Holdings, LLC) and holds a first lien term loan and a delayed draw term loan in McKissock, LLC, a wholly-owned subsidiary of McKissock Investment Holdings, LLC.

(15)
The Company holds investments in TWDiamondback Holdings Corp. and one related entity of TWDiamondback Holdings Corp. The Company holds preferred equity in TWDiamondback Holdings Corp. and holds a first lien last out term loan and a delayed draw term loan in Diamondback Drugs of Delaware LLC, a wholly-owned subsidiary of TWDiamondback Holdings Corp.

(16)
The Company holds investments in Edmentum Ultimate Holdings, LLC and its related entities. The Company holds subordinated notes and ordinary equity in Edmentum Ultimate Holdings, LLC and holds a second lien revolver in Edmentum, Inc. and Archipelago Learning, Inc., which are wholly-owned subsidiaries of Edmentum Ultimate Holdings, LLC.

(17)
The Company holds preferred equity in Permian Holdco 1, Inc. that is entitled to receive cumulative preferential dividends at a rate of 12.0% per annum payable in additional shares.

(18)
The Company holds preferred equity in UniTek Global Services, Inc. that is entitled to receive cumulative preferential dividends at a rate of 13.5% per annum payable in additional shares.

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

December 31, 2017

(in thousands, except shares)

(19)
The Company holds preferred equity in UniTek Global Services, Inc. that is entitled to receive cumulative preferential dividends at a rate of 19.0% per annum payable in additional shares.

(20)
The Company holds equity investments in TW-NHME Holdings Corp., and holds a second lien term loan investment in National HME, Inc., a wholly-owned subsidiary of TW-NHME Holdings Corp.

(21)
The Company holds convertible preferred equity in HI Technology Corp that is accruing dividends at a rate of 15.0% per annum.

(22)
The Company holds preferred equity in Bach Special Limited (Bach Preference Limited) that is entitled to receive cumulative preferential dividends at a rate of 12.25% per annum payable in additional shares.

(23)
The Company holds preferred equity in Avatar Topco, Inc., and holds a second lien term loan investment in EAB Global, Inc., a wholly-owned subsidiary of Avatar Topco, Inc. The preferred equity is entitled to receive cumulative preferential dividends at a rate of L + 11.00% per annum.

(24)
Denotes investments in which the Company is an "Affiliated Person", as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), due to owning or holding the power to vote 5.0% or more of the outstanding voting securities of the investment but not controlling the company. Fair value as of December 31, 2017 and December 31, 2016 along with transactions during the year ended December 31, 2017 in which the issuer was a non-controlled/affiliated investment is as follows:

Portfolio Company	Fair Value at December 31, 2016	Gross Additions(A)	Gross Redemptions(B)	Net Realized Gains (Losses)	Net Change In Unrealized Appreciation (Depreciation)	Fair Value at December 31, 2017	Interest Income	Dividend Income	Other Income
Edmentum Ultimate Holdings, LLC/Edmentum Inc.	$23,247	$10,912	$(5,381)	$—	$(3,920)	$24,858	$2,538	$—	$—
HI Technology Corp.	—	105,155	—	—	—	105,155	—	11,667	—
NMFC Senior Loan Program I LLC	23,000	—	—	—	—	23,000	—	3,498	1,156
Permian Holdco 1, Inc. / Permian Holdco 2, Inc.	11,193	1,916	—	—	(376)	12,733	270	960	30
Sierra Hamilton Holdings Corporation	—	12,782	—	—	(452)	12,330	—	—	—

Total Non-Controlled/Affiliated Investments	$57,440	$130,765	$(5,381)	$—	$(4,748)	$178,076	$2,808	$16,125	$1,186

(A)
Gross additions include increases in the cost basis of investments resulting from new portfolio investments, payment-in-kind ("PIK") interest or dividends, the amortization of discounts, reorganizations or restructurings and the movement at fair value of an existing portfolio company into this category from a different category.

(B)
Gross redemptions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, reorganizations or restructurings and the movement of an existing portfolio company out of this category into a different category.
(25)
Denotes investments in which the Company is in "Control", as defined in the 1940 Act, due to owning or holding the power to vote 25.0% or more of the outstanding voting securities of the investment. Fair value as of December 31,

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

December 31, 2017

(in thousands, except shares)

  2017 and December 31, 2016 along with transactions during the year ended December 31, 2017 in which the issuer was a controlled investment, is as follows:

Portfolio Company	Fair Value at December 31, 2016	Gross Additions(A)	Gross Redemptions(B)	Net Realized Gains (Losses)	Net Change In Unrealized Appreciation (Depreciation)	Fair Value at December 31, 2017	Interest Income	Dividend Income	Other Income
New Mountain Net Lease Corporation	$27,000	$—	$(27,000)	$—	$—	$—	$—	$—	$—
NM APP CANADA CORP	—	7,345	—	—	617	7,962	—	911	—
NM APP US LLC	—	5,080	—	—	58	5,138	—	594	—
NM CLFX LP	—	12,538	—	—	—	12,538	—	341	—
NM DRVT LLC	—	5,152	—	—	233	5,385	—	520	—
NM JRA LLC	—	2,043	—	—	148	2,191	—	232	—
NM KRLN LLC	—	7,510	—	—	685	8,195	—	736	—
NMFC Senior Loan Program II LLC	71,460	7,940	—	—	—	79,400	—	12,406	—
UniTek Global Services, Inc.	56,361	14,777	(4,006)	—	(2,539)	64,593	1,709	4,415	819

Total Controlled Investments	$154,821	$62,385	$(31,006)	$—	$(798)	$185,402	$1,709	$20,155	$819

(A)
Gross additions include increases in the cost basis of investments resulting from new portfolio investments, PIK interest or dividends, the amortization of discounts, reorganizations or restructurings and the movement at fair value of an existing portfolio company into this category from a different category.

(B)
Gross redemptions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, reorganizations or restructurings and the movement of an existing portfolio company out of this category into a different category.
*
All or a portion of interest contains PIK interest.

**
Indicates assets that the Company deems to be "non-qualifying assets" under Section 55(a) of the 1940 Act. Qualifying assets must represent at least 70.0% of the Company's total assets at the time of acquisition of any additional non-qualifying assets. As of December 31, 2017, 11.0% of the Company's total investments were non-qualifying assets.

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

December 31, 2017

(in thousands, except shares)

Investment Type	December 31, 2017 Percent of Total Investments at Fair Value

First lien	37.99%
Second lien	37.41%
Subordinated	3.85%
Equity and other	20.75%

Total investments	100.00%

Industry Type	December 31, 2017 Percent of Total Investments at Fair Value

Business Services	31.85%
Software	16.33%
Healthcare Services	9.60%
Education	9.48%
Consumer Services	7.18%
Distribution & Logistics	6.15%
Investment Fund	5.61%
Federal Services	4.30%
Energy	4.06%
Net Lease	2.27%
Healthcare Information Technology	1.86%
Packaging	0.79%
Business Products	0.52%

Total investments	100.00%

Interest Rate Type	December 31, 2017 Percent of Total Investments at Fair Value

Floating rates	87.48%
Fixed rates	12.52%

Total investments	100.00%

The accompanying notes are an integral part of these consolidated financial statements.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation

March 31, 2018

(in thousands, except share data)

(unaudited)

Note 1. Formation and Business Purpose

          New Mountain Finance Corporation ("NMFC" or the "Company") is a Delaware corporation that was originally incorporated on June 29, 2010 and completed its initial public offering ("IPO") on May 19, 2011. NMFC is a closed-end, non-diversified management investment company that has elected to be regulated as a business development company ("BDC") under the Investment Company Act of 1940, as amended (the "1940 Act"). As such, NMFC is obligated to comply with certain regulatory requirements. NMFC has elected to be treated, and intends to comply with the requirements to continue to qualify annually, as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). NMFC is also registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). Since NMFC's IPO, and through March 31, 2018, NMFC raised approximately $614,581 in net proceeds from additional offerings of its common stock.

          New Mountain Finance Advisers BDC, L.L.C. (the "Investment Adviser") is a wholly-owned subsidiary of New Mountain Capital, L.L.C. ("New Mountain Capital", defined as New Mountain Capital Group, L.L.C. and its affiliates). New Mountain Capital is a firm with a track record of investing in the middle market. New Mountain Capital focuses on investing in defensive growth companies across its private equity, public equity and credit investment vehicles. The Investment Adviser manages the Company's day-to-day operations and provides it with investment advisory and management services. New Mountain Finance Administration, L.L.C. (the "Administrator"), a wholly-owned subsidiary of New Mountain Capital, provides the administrative services necessary to conduct the Company's day-to-day operations.

          The Company's wholly-owned subsidiary, New Mountain Finance Holdings, L.L.C. ("NMF Holdings"), is a Delaware limited liability company whose assets are used to secure NMF Holdings' credit facility. NMF Ancora Holdings Inc. ("NMF Ancora"), NMF QID NGL Holdings, Inc. ("NMF QID") and NMF YP Holdings Inc. ("NMF YP"), the Company's wholly-owned subsidiaries, are structured as Delaware entities that serve as tax blocker corporations which hold equity or equity-like investments in portfolio companies organized as limited liability companies (or other forms of pass-through entities). The Company consolidates its tax blocker corporations for accounting purposes. The tax blocker corporations are not consolidated for income tax purposes and may incur income tax expense as a result of their ownership of portfolio companies. Additionally, the Company has a wholly-owned subsidiary, New Mountain Finance Servicing, L.L.C. ("NMF Servicing"), that serves as the administrative agent on certain investment transactions. New Mountain Finance SBIC, L.P. ("SBIC I") and its general partner, New Mountain Finance SBIC G.P., L.L.C. ("SBIC I GP"), were organized in Delaware as a limited partnership and limited liability company, respectively. New Mountain Finance SBIC II, L.P. ("SBIC II") and its general partner, New Mountain Finance SBIC II G.P., L.L.C. ("SBIC II GP"), were also organized in Delaware as a limited partnership and limited liability company, respectively. SBIC I, SBIC I GP, SBIC II and SBIC II GP are consolidated wholly-owned direct and indirect subsidiaries of the Company. SBIC I and SBIC II received a license from the United States ("U.S.") Small Business Administration (the "SBA") to operate as small business investment companies ("SBICs") under Section 301(c) of the Small Business Investment Act of 1958, as amended (the "1958 Act"). The Company's wholly-owned

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

March 31, 2018

(in thousands, except share data)

(unaudited)

Note 1. Formation and Business Purpose (Continued)

subsidiary, New Mountain Net Lease Corporation ("NMNLC"), a Maryland corporation, was formed to acquire commercial real properties that are subject to "triple net" leases and has qualified and intends to continue to qualify as a real estate investment trust, or REIT, within the meaning of Section 856(a) of the Code.

          The Company's investment objective is to generate current income and capital appreciation through the sourcing and origination of debt securities at all levels of the capital structure, including first and second lien debt, notes, bonds and mezzanine securities. The first lien debt may include traditional first lien senior secured loans or unitranche loans. Unitranche loans combine characteristics of traditional first lien senior secured loans as well as second lien and subordinated loans. Unitranche loans will expose the Company to the risks associated with second lien and subordinated loans to the extent the Company invests in the "last out" tranche. In some cases, the Company's investments may also include equity interests. The primary focus is in the debt of defensive growth companies, which are defined as generally exhibiting the following characteristics: (i) sustainable secular growth drivers, (ii) high barriers to competitive entry, (iii) high free cash flow after capital expenditure and working capital needs, (iv) high returns on assets and (v) niche market dominance. Similar to the Company, SBIC I and SBIC II's investment objective is to generate current income and capital appreciation under the investment criteria used by the Company. However, SBIC I and SBIC II's investments must be in SBA eligible small businesses. The Company's portfolio may be concentrated in a limited number of industries. As of March 31, 2018, the Company's top five industry concentrations were business services, software, healthcare services, education and distribution & logistics.

Note 2. Summary of Significant Accounting Policies

          Basis of accounting — The Company's consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The Company is an investment company following accounting and reporting guidance in Accounting Standards Codification Topic 946, Financial Services — Investment Companies, ("ASC 946"). NMFC consolidates its wholly-owned direct and indirect subsidiaries: NMF Holdings, NMF Servicing, NMNLC, SBIC I, SBIC I GP, SBIC II, SBIC II GP, NMF Ancora, NMF QID and NMF YP.

          The Company's consolidated financial statements reflect all adjustments and reclassifications which, in the opinion of management, are necessary for the fair presentation of the results of operations and financial condition for all periods presented. All intercompany transactions have been eliminated. Revenues are recognized when earned and expenses when incurred. The financial results of the Company's portfolio investments are not consolidated in the financial statements.

          The Company's interim consolidated financial statements are prepared in accordance with GAAP and pursuant to the requirements for reporting on Form 10-Q and Article 6 or 10 of Regulation S-X. Accordingly, the Company's interim consolidated financial statements do not include all of the information and notes required by GAAP for annual financial statements. In the

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

March 31, 2018

(in thousands, except share data)

(unaudited)

Note 2. Summary of Significant Accounting Policies (Continued)

opinion of management, all adjustments, consisting solely of normal recurring accruals considered necessary for the fair presentation of financial statements for the interim period, have been included. The current period's results of operations will not necessarily be indicative of results that ultimately may be achieved for the fiscal year ending December 31, 2018.

          Investments — The Company applies fair value accounting in accordance with GAAP. Fair value is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Investments are reflected on the Company's Consolidated Statements of Assets and Liabilities at fair value, with changes in unrealized gains and losses resulting from changes in fair value reflected in the Company's Consolidated Statements of Operations as "Net change in unrealized appreciation (depreciation) of investments" and realizations on portfolio investments reflected in the Company's Consolidated Statements of Operations as "Net realized gains (losses) on investments".

          The Company values its assets on a quarterly basis, or more frequently if required under the 1940 Act. In all cases, the Company's board of directors is ultimately and solely responsible for determining the fair value of the portfolio investments on a quarterly basis in good faith, including investments that are not publicly traded, those whose market prices are not readily available and any other situation where its portfolio investments require a fair value determination. Security transactions are accounted for on a trade date basis. The Company's quarterly valuation procedures are set forth in more detail below:

  (1)
  Investments for which market quotations are readily available on an exchange are valued at such market quotations based on the closing price indicated from independent pricing services.

  (2)
  Investments for which indicative prices are obtained from various pricing services and/or brokers or dealers are valued through a multi-step valuation process, as described below, to determine whether the quote(s) obtained is representative of fair value in accordance with GAAP.

  a.
  Bond quotes are obtained through independent pricing services. Internal reviews are performed by the investment professionals of the Investment Adviser to ensure that the quote obtained is representative of fair value in accordance with GAAP and, if so, the quote is used. If the Investment Adviser is unable to sufficiently validate the quote(s) internally and if the investment's par value or its fair value exceeds the materiality threshold, the investment is valued similarly to those assets with no readily available quotes (see (3) below); and

  b.
  For investments other than bonds, the Company looks at the number of quotes readily available and performs the following procedures:

  i.
  Investments for which two or more quotes are received from a pricing service are valued using the mean of the mean of the bid and ask of the quotes obtained.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

March 31, 2018

(in thousands, except share data)

(unaudited)

Note 2. Summary of Significant Accounting Policies (Continued)

      ii.
      Investments for which one quote is received from a pricing service are validated internally. The investment professionals of the Investment Adviser analyze the market quotes obtained using an array of valuation methods (further described below) to validate the fair value. If the Investment Adviser is unable to sufficiently validate the quote internally and if the investment's par value or its fair value exceeds the materiality threshold, the investment is valued similarly to those assets with no readily available quotes (see (3) below).

  (3)
  Investments for which quotations are not readily available through exchanges, pricing services, brokers, or dealers are valued through a multi-step valuation process:

  a.
  Each portfolio company or investment is initially valued by the investment professionals of the Investment Adviser responsible for the credit monitoring;

  b.
  Preliminary valuation conclusions will then be documented and discussed with the Company's senior management;

  c.
  If an investment falls into (3) above for four consecutive quarters and if the investment's par value or its fair value exceeds the materiality threshold, then at least once each fiscal year, the valuation for each portfolio investment for which the Company does not have a readily available market quotation will be reviewed by an independent valuation firm engaged by the Company's board of directors; and

  d.
  When deemed appropriate by the Company's management, an independent valuation firm may be engaged to review and value investment(s) of a portfolio company, without any preliminary valuation being performed by the Investment Adviser. The investment professionals of the Investment Adviser will review and validate the value provided.

          For investments in revolving credit facilities and delayed draw commitments, the cost basis of the funded investments purchased is offset by any costs/netbacks received for any unfunded portion on the total balance committed. The fair value is also adjusted for the price appreciation or depreciation on the unfunded portion. As a result, the purchase of a commitment not completely funded may result in a negative fair value until it is called and funded.

          The values assigned to investments are based upon available information and do not necessarily represent amounts which might ultimately be realized, since such amounts depend on future circumstances and cannot be reasonably determined until the individual positions are liquidated. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company's investments may fluctuate from period to period and the fluctuations could be material.

          See Note 3. Investments, for further discussion relating to investments.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

March 31, 2018

(in thousands, except share data)

(unaudited)

Note 2. Summary of Significant Accounting Policies (Continued)

  New Mountain Net Lease Corporation

          NMNLC was formed to acquire commercial real properties that are subject to "triple net" leases. NMNLC's investments are disclosed on the Company's Consolidated Schedule of Investments as of March 31, 2018.

          Below is certain summarized property information for NMNLC as of March 31, 2018:

Portfolio Company	Tenant	Lease Expiration Date	Location	Total Square Feet	Fair Value as of March 31, 2018

NM GLCR LLC	Artic Glacier U.S.A.	2/28/2038	Los Angeles, CA/ San Diego, CA/ Bakersfield, CA/ East Bay, CA	214	$14,750
NM CLFX LP	Victor Equipment Company	08/31/2033	Denton, TX	423	12,538
NM KRLN LLC	Kirlin Group, LLC	6/30/2029	Rockville, MD	95	8,328
NM APP Canada Corp.	A.P. Plasman, Inc.	9/30/2031	Ontario, Canada	436	8,234
NM DRVT LLC	FMH Conveyors, LLC	10/31/2031	Jonesboro, AR	195	5,446
NM APP US LLC	Plasman Corp, LLC / A-Brite LP	9/30/2033	Fort Payne, AL/Cleveland, OH	261	5,206
NM JRA LLC	J.R. Automation Technologies, LLC	1/31/2031	Holland, MI	88	2,215

					$56,717

          Collateralized agreements or repurchase financings — The Company follows the guidance in Accounting Standards Codification Topic 860, Transfers and Servicing — Secured Borrowing and Collateral, ("ASC 860") when accounting for transactions involving the purchases of securities under collateralized agreements to resell (resale agreements). These transactions are treated as collateralized financing transactions and are recorded at their contracted resale or repurchase amounts, as specified in the respective agreements. Interest on collateralized agreements is accrued and recognized over the life of the transaction and included in interest income. As of March 31, 2018 and December 31, 2017, the Company held one collateralized agreement to resell with a cost basis of $30,000 and $30,000, respectively, and a carrying value of $25,200 and $25,212, respectively. The collateralized agreement to resell is guaranteed by a private hedge fund. The private hedge fund is currently in liquidation under the laws of the Cayman Islands. Pursuant to the terms of the collateralized agreement, the private hedge fund was obligated to repurchase the collateral from the Company at the par value of the collateralized agreement. The private hedge fund has breached its agreement to repurchase the collateral under the collateralized agreement. A claim has been filed with the Cayman Islands joint official liquidators to resolve this matter.

          Cash and cash equivalents — Cash and cash equivalents include cash and short-term, highly liquid investments. The Company defines cash equivalents as securities that are readily convertible into known amounts of cash and so near maturity that there is insignificant risk of

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

March 31, 2018

(in thousands, except share data)

(unaudited)

Note 2. Summary of Significant Accounting Policies (Continued)

changes in value. These securities have original maturities of three months or less. The Company did not hold any cash equivalents as of March 31, 2018 and December 31, 2017.

  Revenue recognition

          Sales and paydowns of investments:    Realized gains and losses on investments are determined on the specific identification method.

          Interest and dividend income:    Interest income, including amortization of premium and discount using the effective interest method, is recorded on the accrual basis and periodically assessed for collectability. Interest income also includes interest earned from cash on hand. Upon the prepayment of a loan or debt security, any prepayment penalties are recorded as part of interest income. The Company has loans and certain preferred equity investments in the portfolio that contain a payment-in-kind ("PIK") interest or dividend provision. PIK interest and dividends are accrued and recorded as income at the contractual rates, if deemed collectible. The PIK interest and dividends are added to the principal or share balances on the capitalization dates and are generally due at maturity or when redeemed by the issuer. For the three months ended March 31, 2018 and March 31, 2017, the Company recognized PIK and non-cash interest from investments of $1,674 and $868, respectively, and PIK and non-cash dividends from investments of $6,787 and $1,477, respectively.

          Dividend income on common equity is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded portfolio companies. Dividend income on preferred securities is recorded as dividend income on an accrual basis to the extent that such amounts are deemed collectible.

          Non-accrual income:    Investments are placed on non-accrual status when principal or interest payments are past due for 30 days or more and when there is reasonable doubt that principal or interest will be collected. Accrued cash and un-capitalized PIK interest or dividends are reversed when an investment is placed on non-accrual status. Previously capitalized PIK interest or dividends are not reversed when an investment is placed on non-accrual status. Interest or dividend payments received on non-accrual investments may be recognized as income or applied to principal depending upon management's judgment of the ultimate outcome. Non-accrual investments are restored to accrual status when past due principal and interest is paid and, in management's judgment, are likely to remain current.

          Other income:    Other income represents delayed compensation, consent or amendment fees, revolver fees, structuring fees, upfront fees, management fees from a non-controlled/affiliated investment and other miscellaneous fees received and are typically non-recurring in nature. Delayed compensation is income earned from counterparties on trades that do not settle within a set number of business days after trade date. Other income may also include fees from bridge loans. The Company may from time to time enter into bridge financing commitments, an obligation to provide interim financing to a counterparty until permanent credit can be obtained. These

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

March 31, 2018

(in thousands, except share data)

(unaudited)

Note 2. Summary of Significant Accounting Policies (Continued)

commitments are short-term in nature and may expire unfunded. A fee is received by the Company for providing such commitments. Structuring fees and upfront fees are recognized as income when earned, usually when paid at the closing of the investment, and are non-refundable.

          Interest and other financing expenses — Interest and other financing fees are recorded on an accrual basis by the Company. See Note 7. Borrowings, for details.

          Deferred financing costs — The deferred financing costs of the Company consist of capitalized expenses related to the origination and amending of the Company's borrowings. The Company amortizes these costs into expense over the stated life of the related borrowing. See Note 7. Borrowings, for details.

          Deferred offering costs — The Company's deferred offering costs consist of fees and expenses incurred in connection with equity offerings and the filing of shelf registration statements. Upon the issuance of shares, offering costs are charged as a direct reduction to net assets. Deferred offering costs are included in other assets on the Company's Consolidated Statements of Assets and Liabilities.

          Income taxes — The Company has elected to be treated, and intends to comply with the requirements to qualify annually, as a RIC under Subchapter M of the Code. As a RIC, the Company is not subject to U.S. federal income tax on the portion of taxable income and gains timely distributed to its stockholders.

          To continue to qualify and be subject to tax as a RIC, the Company is required to meet certain income and asset diversification tests in addition to distributing at least 90.0% of its investment company taxable income, as defined by the Code. Since U.S. federal income tax regulations differ from GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes.

          Differences between taxable income and the results of operations for financial reporting purposes may be permanent or temporary in nature. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

          For U.S. federal income tax purposes, distributions paid to stockholders of the Company are reported as ordinary income, return of capital, long term capital gains or a combination thereof.

          The Company will be subject to a 4.0% nondeductible federal excise tax on certain undistributed income unless the Company distributes, in a timely manner as required by the Code, an amount at least equal to the sum of (1) 98.0% of its respective net ordinary income earned for the calendar year and (2) 98.2% of its respective capital gain net income for the one-year period ending October 31 in the calendar year.

          Certain consolidated subsidiaries of the Company are subject to U.S. federal and state income taxes. These taxable entities are not consolidated for income tax purposes and may generate

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

March 31, 2018

(in thousands, except share data)

(unaudited)

Note 2. Summary of Significant Accounting Policies (Continued)

income tax liabilities or assets from permanent and temporary differences in the recognition of items for financial reporting and income tax purposes.

          For the three months ended March 31, 2018 and March 31, 2017, the Company recognized a total income tax benefit of approximately $66 and $675, respectively, for the Company's consolidated subsidiaries. For the three months ended March 31, 2018 and March 31, 2017, the Company recorded current income tax expense of approximately $16 and $80, respectively, and deferred income tax benefit of approximately $82 and $755, respectively.

          As of March 31, 2018 and December 31, 2017, the Company had $812 and $894, respectively, of deferred tax liabilities primarily relating to deferred taxes attributable to certain differences between the computation of income for U.S. federal income tax purposes as compared to GAAP.

          The Company has adopted the Income Taxes topic of the Accounting Standards Codification Topic 740 ("ASC 740"). ASC 740 provides guidance for income taxes, including how uncertain income tax positions should be recognized, measured, and disclosed in the financial statements. Based on its analysis, the Company has determined that there were no uncertain income tax positions that do not meet the more likely than not threshold through December 31, 2017. The 2014 through 2017 tax years remain subject to examination by the U.S. federal, state, and local tax authorities.

          Distributions — Distributions to common stockholders of the Company are recorded on the record date as set by the board of directors. The Company intends to make distributions to its stockholders that will be sufficient to enable the Company to maintain its status as a RIC. The Company intends to distribute approximately all of its net investment income on a quarterly basis and substantially all of its taxable income on an annual basis, except that the Company may retain certain net capital gains for reinvestment.

          The Company has adopted a dividend reinvestment plan that provides for reinvestment of any distributions declared on behalf of its stockholders, unless a stockholder elects to receive cash.

          The Company applies the following in implementing the dividend reinvestment plan. If the price at which newly issued shares are to be credited to stockholders' accounts is equal to or greater than 110.0% of the last determined net asset value of the shares, the Company will use only newly issued shares to implement its dividend reinvestment plan. Under such circumstances, the number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of the Company's common stock on the New York Stock Exchange ("NYSE") on the distribution payment date. Market price per share on that date will be the closing price for such shares on the NYSE or, if no sale is reported for such day, the average of their electronically reported bid and ask prices.

          If the price at which newly issued shares are to be credited to stockholders' accounts is less than 110.0% of the last determined net asset value of the shares, the Company will either issue new shares or instruct the plan administrator to purchase shares in the open market to satisfy the additional shares required. Shares purchased in open market transactions by the plan administrator

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

March 31, 2018

(in thousands, except share data)

(unaudited)

Note 2. Summary of Significant Accounting Policies (Continued)

will be allocated to a stockholder based on the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased in the open market. The number of shares of the Company's common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of the Company's stockholders have been tabulated.

          Share repurchase program — On February 4, 2016, the Company's board of directors authorized a program for the purpose of repurchasing up to $50,000 worth of the Company's common stock. Under the repurchase program, the Company was permitted, but was not obligated, to repurchase its outstanding common stock in the open market from time to time provided that it complied with the Company's code of ethics and the guidelines specified in Rule 10b-18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act), including certain price, market volume and timing constraints. In addition, any repurchases were conducted in accordance with the 1940 Act. On December 29, 2017, the Company's board of directors extended the Company's repurchase program and the Company expects the repurchase program to be in place until the earlier of December 31, 2018 or until $50,000 of its outstanding shares of common stock have been repurchased. During the three months ended March 31, 2018 and March 31, 2017, the Company did not repurchase any shares of the Company's common stock. The Company has previously repurchased $2,948 of its common stock under the share repurchase program.

          Earnings per share — The Company's earnings per share ("EPS") amounts have been computed based on the weighted-average number of shares of common stock outstanding for the period. Basic EPS is computed by dividing net increase (decrease) in net assets resulting from operations by the weighted average number of shares of common stock outstanding during the period of computation. Diluted EPS is computed by dividing net increase (decrease) in net assets resulting from operations by the weighted average number of shares of common stock assuming all potential shares had been issued, and its related net impact to net assets accounted for, and the additional shares of common stock were dilutive. Diluted EPS reflects the potential dilution, using the as-if-converted method for convertible debt, which could occur if all potentially dilutive securities were exercised.

          Foreign securities — The accounting records of the Company are maintained in U.S. dollars. Investment securities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies on the respective dates of the transactions. The Company does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with "Net change in unrealized appreciation (depreciation) of investments" and "Net realized gains (losses) on investments" in the Company's Consolidated Statements of Operations.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

March 31, 2018

(in thousands, except share data)

(unaudited)

Note 2. Summary of Significant Accounting Policies (Continued)

          Investments denominated in foreign currencies may be negatively affected by movements in the rate of exchange between the U.S. dollar and such foreign currencies. This movement is beyond the control of the Company and cannot be predicted.

          Use of estimates — The preparation of the Company's consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the Company's consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Changes in the economic environment, financial markets, and other metrics used in determining these estimates could cause actual results to differ from the estimates used, and the differences could be material.

          Dividend income recorded related to distributions received from flow-through investments is an accounting estimate based on the most recent estimate of the tax treatment of the distribution.

Note 3. Investments

          At March 31, 2018, the Company's investments consisted of the following:

  Investment Cost and Fair Value by Type

	Cost	Fair Value

First lien	$734,071	$738,027
Second lien	766,631	774,515
Subordinated	69,223	67,918
Equity and other	375,733	397,463

Total investments	$1,945,658	$1,977,923

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

March 31, 2018

(in thousands, except share data)

(unaudited)

Note 3. Investments (Continued)

  Investment Cost and Fair Value by Industry

	Cost	Fair Value

Business Services	$633,138	$650,179
Software	287,848	294,622
Healthcare Services	264,881	264,355
Education	190,454	186,089
Distribution & Logistics	113,409	117,396
Investment Fund	102,400	102,400
Consumer Services	85,204	86,145
Federal Services	75,765	77,273
Energy	70,015	73,904
Net Lease	54,418	56,717
Healthcare Information Technology	33,534	34,008
Business Products	20,279	20,444
Packaging	14,313	14,391

Total investments	$1,945,658	$1,977,923

          At December 31, 2017, the Company's investments consisted of the following:

  Investment Cost and Fair Value by Type

	Cost	Fair Value

First lien	$688,696	$693,563
Second lien	674,536	682,950
Subordinated	70,991	70,257
Equity and other	357,004	378,890

Total investments	$1,791,227	$1,825,660

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

March 31, 2018

(in thousands, except share data)

(unaudited)

Note 3. Investments (Continued)

  Investment Cost and Fair Value by Industry

	Cost	Fair Value

Business Services	$566,344	$581,434
Software	291,445	298,172
Healthcare Services	174,046	175,348
Education	176,399	173,072
Consumer Services	129,311	131,116
Distribution & Logistics	107,835	112,241
Investment Fund	102,400	102,400
Federal Services	77,001	78,433
Energy	69,411	74,124
Net Lease	39,668	41,409
Healthcare Information Technology	33,525	34,020
Packaging	14,309	14,391
Business Products	9,533	9,500

Total investments	$1,791,227	$1,825,660

          During the first quarter of 2018, the Company placed its first lien positions in Education Management II LLC ("EDMC") on non-accrual status as EDMC announced its intention to wind down and liquidate the business. As of March 31, 2018, the Company's investment in EDMC placed on non-accrual status represented an aggregate cost basis of $1,004, an aggregate fair value of $89 and total unearned interest income of $67 for the three months then ended.

          During the first quarter of 2017, the Company placed its entire first lien notes position in Sierra Hamilton LLC / Sierra Hamilton Finance, Inc. ("Sierra") on non-accrual status due to its ongoing restructuring. As of June 30, 2017, the Company's investment in Sierra placed on non-accrual status represented an aggregate cost basis of $27,231, an aggregate fair value of $12,725 and total unearned interest income of $1,388 for the six months then ended. In July 2017, Sierra completed a restructuring which resulted in a material modification of the original terms and an extinguishment of the Company's original investment in Sierra. Prior to the extinguishment in July 2017, the Company's original investment in Sierra had an aggregate cost of $27,307, an aggregate fair value of $12,858 and total unearned interest income of $1,687. The extinguishment resulted in a realized loss of $14,449. As a result of the restructuring, the Company received common shares in Sierra Hamilton Holding Corporation. As of March 31, 2018, the Company's investment has an aggregate cost basis of $12,782 and an aggregate fair value of $12,456.

          As of March 31, 2018, the Company had unfunded commitments on revolving credit facilities and bridge facilities of $23,963 and $0, respectively. As of March 31, 2018, the Company had unfunded commitments in the form of delayed draws or other future funding commitments of $57,915. The unfunded commitments on revolving credit facilities and delayed draws are disclosed on the Company's Consolidated Schedule of Investments as of March 31, 2018.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

March 31, 2018

(in thousands, except share data)

(unaudited)

Note 3. Investments (Continued)

          As of December 31, 2017, the Company had unfunded commitments on revolving credit facilities and bridge facilities of $23,716 and $0, respectively. As of December 31, 2017, the Company had unfunded commitments in the form of delayed draws or other future funding commitments of $53,712. The unfunded commitments on revolving credit facilities and delayed draws are disclosed on the Company's Consolidated Schedule of Investments as of December 31, 2017.

NMFC Senior Loan Program I LLC

          NMFC Senior Loan Program I LLC ("SLP I") was formed as a Delaware limited liability company on May 27, 2014 and commenced operations on June 10, 2014. SLP I is a portfolio company held by the Company. SLP I is structured as a private investment fund, in which all of the investors are qualified purchasers, as such term is defined under the 1940 Act. Transfer of interests in SLP I is subject to restrictions and, as a result, such interests are not readily marketable. SLP I operates under a limited liability company agreement (the "SLP I Agreement") and will continue in existence until June 10, 2019, subject to earlier termination pursuant to certain terms of the SLP I Agreement. The term may be extended for up to one year pursuant to certain terms of the SLP I Agreement. SLP I had a three year re-investment period. In June 2017, the re-investment period was extended for one additional year. SLP I invests in senior secured loans issued by companies within the Company's core industry verticals. These investments are typically broadly syndicated first lien loans.

          SLP I is capitalized with $93,000 of capital commitments and $265,000 of debt from a revolving credit facility and is managed by the Company. The Company's capital commitment is $23,000, representing less than 25.0% ownership, with third party investors representing the remaining capital commitments. As of March 31, 2018, SLP I had total investments with an aggregate fair value of approximately $351,541, debt outstanding of $235,367 and capital that had been called and funded of $93,000. As of December 31, 2017, SLP I had total investments with an aggregate fair value of approximately $348,652, debt outstanding of $223,667 and capital that had been called and funded of $93,000. The Company's investment in SLP I is disclosed on the Company's Consolidated Schedules of Investments as of March 31, 2018 and December 31, 2017.

          The Company, as an investment adviser registered under the Advisers Act, acts as the collateral manager to SLP I and is entitled to receive a management fee for its investment management services provided to SLP I. As a result, SLP I is classified as an affiliate of the Company. No management fee is charged on the Company's investment in SLP I in connection with the administrative services provided to SLP I. For the three months ended March 31, 2018 and March 31, 2017, the Company earned approximately $295 and $290, respectively, in management fees related to SLP I, which is included in other income. As of March 31, 2018 and December 31, 2017, approximately $586 and $291, respectively, of management fees related to SLP I was included in receivable from affiliates. For the three months ended March 31, 2018 and March 31, 2017, the Company earned approximately $845 and $1,004, respectively, of dividend income related to SLP I, which is included in dividend income. As of March 31, 2018 and December 31,

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

March 31, 2018

(in thousands, except share data)

(unaudited)

Note 3. Investments (Continued)

2017, approximately $939 and $836, respectively, of dividend income related to SLP I was included in interest and dividend receivable.

NMFC Senior Loan Program II LLC

          NMFC Senior Loan Program II LLC ("SLP II") was formed as a Delaware limited liability company on March 9, 2016 and commenced operations on April 12, 2016. SLP II is structured as a private joint venture investment fund between the Company and SkyKnight Income, LLC ("SkyKnight") and operates under a limited liability company agreement (the "SLP II Agreement"). The purpose of the joint venture is to invest primarily in senior secured loans issued by portfolio companies within the Company's core industry verticals. These investments are typically broadly syndicated first lien loans. All investment decisions must be unanimously approved by the board of managers of SLP II, which has equal representation from the Company and SkyKnight. SLP II has a three year investment period and will continue in existence until April 12, 2021. The term may be extended for up to one year pursuant to certain terms of the SLP II Agreement.

          SLP II is capitalized with equity contributions which are called from its members, on a pro-rata basis based on their equity commitments, as transactions were completed. Any decision by SLP II to call down on capital commitments requires approval by the board of managers of SLP II. As of March 31, 2018, the Company and SkyKnight have committed and contributed $79,400 and $20,600, respectively, of equity to SLP II. The Company's investment in SLP II is disclosed on the Company's Consolidated Schedules of Investments as of March 31, 2018 and December 31, 2017.

          On April 12, 2016, SLP II closed its $275,000 revolving credit facility with Wells Fargo Bank, National Association, which matures on April 12, 2021 and bears interest at a rate of the London Interbank Offered Rate ("LIBOR") plus 1.75% per annum. Effective April 1, 2018, SLP II's revolving credit facility will bear interest at a rate of LIBOR plus 1.60% per annum. As of March 31, 2018 and December 31, 2017, SLP II had total investments with an aggregate fair value of approximately $372,099 and $382,534, respectively, and debt outstanding under its credit facility of $255,070 and $266,270, respectively. As of March 31, 2018 and December 31, 2017, none of SLP II's investments were on non-accrual. Additionally, as of March 31, 2018 and December 31, 2017, SLP II had unfunded commitments in the form of delayed draws of $5,906 and $4,863, respectively. Below is a summary of SLP II's portfolio, along with a listing of the individual investments in SLP II's portfolio as of March 31, 2018 and December 31, 2017:

	March 31, 2018	December 31, 2017

First lien investments(1)	376,233	386,100
Weighted average interest rate on first lien investments(2)	6.36%	6.05%
Number of portfolio companies in SLP II	32	35
Largest portfolio company investment(1)	17,281	17,369
Total of five largest portfolio company investments(1)	79,442	81,728

(1)
Reflects principal amount or par value of investment.

(2)
Computed as the all in interest rate in effect on accruing investments divided by the total principal amount of investments.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

March 31, 2018

(in thousands, except share data)

(unaudited)

Note 3. Investments (Continued)

          The following table is a listing of the individual investments in SLP II's portfolio as of March 31, 2018:

Portfolio Company and Type of Investment	Industry	Interest Rate(1)	Maturity Date	Principal Amount or Par Value	Cost	Fair Value(2)

Funded Investments — First lien:
Access CIG, LLC	Business Services	5.63% (L + 3.75%)	2/27/2025	$8,273	$8,232	$8,379
ADG, LLC	Healthcare Services	6.63% (L + 4.75%)	9/28/2023	16,991	16,852	16,736
ASG Technologies Group, Inc.	Software	5.38% (L + 3.50%)	7/31/2024	7,463	7,428	7,490
AVSC Holding Corp.	Business Services	5.13% (L + 3.25%)	3/3/2025	1,500	1,496	1,503
Beaver-Visitec International Holdings, Inc.	Healthcare Products	7.30% (L + 5.00%)	8/21/2023	14,775	14,656	14,849
DigiCert, Inc.	Business Services	6.52% (L + 4.75%)	10/31/2024	10,000	9,952	10,129
FPC Holdings, Inc.	Distribution & Logistics	5.88% (L + 4.50%)	11/18/2022	15,000	14,550	14,681
Globallogic Holdings Inc.	Business Services	6.05% (L + 3.75%)	6/20/2022	9,677	9,615	9,762
Greenway Health, LLC	Software	6.55% (L + 4.25%)	2/16/2024	14,887	14,823	15,036
Idera, Inc.	Software	6.38% (L + 4.50%)	6/28/2024	12,588	12,472	12,729
J.D. Power (fka J.D. Power and Associates)	Business Services	6.55% (L + 4.25%)	9/7/2023	13,324	13,276	13,390
Keystone Acquisition Corp.	Healthcare Services	7.55% (L + 5.25%)	5/1/2024	5,373	5,325	5,407
LSCS Holdings, Inc.	Healthcare Services	6.40% (L + 4.25%)	3/17/2025	4,400	4,378	4,389
Market Track, LLC	Business Services	6.55% (L + 4.25%)	6/5/2024	11,910	11,856	11,940
Medical Solutions Holdings, Inc.	Healthcare Services	5.63% (L + 3.75%)	6/14/2024	6,965	6,933	6,998
Ministry Brands, LLC	Software	6.88% (L + 5.00%)	12/2/2022	2,132	2,123	2,132
Ministry Brands, LLC	Software	6.88% (L + 5.00%)	12/2/2022	7,748	7,717	7,748
Navex Global, Inc.	Software	6.13% (L + 4.25%)	11/19/2021	14,859	14,695	14,924
Navicure, Inc.	Healthcare Services	5.63% (L + 3.75%)	11/1/2024	14,962	14,891	15,056
OEConnection LLC	Business Services	6.46% (L + 4.00%)	11/22/2024	14,963	14,890	15,056
Pathway Partners Vet Management Company LLC	Consumer Services	6.13% (L + 4.25%)	10/10/2024	1,878	1,868	1,882
Pathway Partners Vet Management Company LLC	Consumer Services	6.13% (L + 4.25%)	10/10/2024	6,945	6,913	6,963
Peraton Corp. (fka MHVC Acquisition Corp.)	Federal Services	7.56% (L + 5.25%)	4/29/2024	10,421	10,375	10,499
Poseidon Intermediate, LLC	Software	6.13% (L + 4.25%)	8/15/2022	14,852	14,849	14,926
Project Accelerate Parent, LLC	Business Services	5.94% (L + 4.25%)	1/2/2025	15,000	14,927	15,131
PSC Industrial Holdings Corp.	Industrial Services	6.04% (L + 4.25%)	10/11/2024	10,474	10,375	10,578
Quest Software US Holdings Inc.	Software	7.27% (L + 5.50%)	10/31/2022	9,899	9,780	10,095
Salient CRGT Inc.	Federal Services	7.63% (L + 5.75%)	2/28/2022	14,076	13,962	14,252
Severin Acquisition, LLC	Software	6.64% (L + 4.75%)	7/30/2021	14,850	14,793	14,999
Shine Acquisition Co. S.a.r.l./ Boing US Holdco Inc.	Consumer Services	5.29% (L + 3.50%)	10/3/2024	14,962	14,927	15,047
Sierra Acquisition Inc.	Food & Beverage	6.13% (L + 4.25%)	11/11/2024	3,741	3,723	3,772
WP CityMD Bidco LLC	Healthcare Services	6.30% (L + 4.00%)	6/7/2024	14,925	14,891	15,009
YI, LLC	Healthcare Services	6.30% (L + 4.00%)	11/7/2024	1,103	1,111	1,109
YI, LLC	Healthcare Services	6.30% (L + 4.00%)	11/7/2024	12,130	12,119	12,190
Zywave, Inc.	Software	7.18% (L + 5.00%)	11/17/2022	17,281	17,212	17,281

Total Funded Investments				$370,327	$367,985	$372,067

Unfunded Investments — First lien:
Access CIG, LLC	Business Services	—	8/27/2018	$1,727	$—	$22
LSCS Holdings, Inc.	Healthcare Services	—	9/17/2018	1,100	(6)	(3)
Pathway Partners Vet Management Company LLC	Consumer Services	—	10/10/2019	1,142	(6)	3
YI, LLC	Healthcare Services	—	11/7/2018	1,937	(10)	10

Total Unfunded Investments				$5,906	$(22)	$32

Total Investments				$376,233	$367,963	$372,099

(1)
All interest is payable in cash unless otherwise indicated. A majority of the variable rate debt investments bear interest at a rate that may be determined by reference to the LIBOR (L), the Prime Rate (P) and the alternative base rate (Base). For each investment, the current interest rate provided reflects the rate in effect as of March 31, 2018.

(2)
Represents the fair value in accordance with Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures ("ASC 820"). The Company's board of directors does not determine the fair value of the investments held by SLP II.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

March 31, 2018

(in thousands, except share data)

(unaudited)

Note 3. Investments (Continued)

          The following table is a listing of the individual investments in SLP II's portfolio as of December 31, 2017:

Portfolio Company and Type of Investment	Industry	Interest Rate(1)	Maturity Date	Principal Amount or Par Value	Cost	Fair Value(2)

Funded Investments — First lien
ADG, LLC	Healthcare Services	6.32% (L + 4.75%)	9/28/2023	$17,034	$16,890	$16,779
ASG Technologies Group, Inc.	Software	6.32% (L + 4.75%)	7/31/2024	7,481	7,446	7,547
Beaver-Visitec International Holdings, Inc.	Healthcare Products	6.69% (L + 5.00%)	8/21/2023	14,812	14,688	14,813
DigiCert, Inc.	Business Services	6.13% (L + 4.75%)	10/31/2024	10,000	9,951	10,141
Emerald 2 Limited	Business Services	5.69% (L + 4.00%)	5/14/2021	1,266	1,211	1,267
Evo Payments International, LLC	Business Services	5.57% (L + 4.00%)	12/22/2023	17,369	17,292	17,492
Explorer Holdings, Inc.	Healthcare Services	5.13% (L + 3.75%)	5/2/2023	2,940	2,917	2,973
Globallogic Holdings Inc.	Business Services	6.19% (L + 4.50%)	6/20/2022	9,677	9,611	9,755
Greenway Health, LLC	Software	5.94% (L + 4.25%)	2/16/2024	14,925	14,858	15,074
Idera, Inc.	Software	6.57% (L + 5.00%)	6/28/2024	12,619	12,499	12,556
J.D. Power (fka J.D. Power and Associates)	Business Services	5.94% (L + 4.25%)	9/7/2023	13,357	13,308	13,407
Keystone Acquisition Corp.	Healthcare Services	6.94% (L + 5.25%)	5/1/2024	5,386	5,336	5,424
Market Track, LLC	Business Services	5.94% (L + 4.25%)	6/5/2024	11,940	11,884	11,940
McGraw-Hill Global Education Holdings, LLC	Education	5.57% (L + 4.00%)	5/4/2022	9,850	9,813	9,844
Medical Solutions Holdings, Inc.	Healthcare Services	5.82% (L + 4.25%)	6/14/2024	6,965	6,932	7,043
Ministry Brands, LLC	Software	6.38% (L + 5.00%)	12/2/2022	2,138	2,128	2,138
Ministry Brands, LLC	Software	6.38% (L + 5.00%)	12/2/2022	7,768	7,735	7,768
Navex Global, Inc.	Software	5.82% (L + 4.25%)	11/19/2021	14,897	14,724	14,971
Navicure, Inc.	Healthcare Services	5.11% (L + 3.75%)	11/1/2024	15,000	14,926	15,000
OEConnection LLC	Business Services	5.69% (L + 4.00%)	11/22/2024	15,000	14,925	14,981
Pathway Partners Vet Management Company LLC	Consumer Services	5.82% (L + 4.25%)	10/10/2024	6,963	6,929	6,980
Pathway Partners Vet Management Company LLC	Consumer Services	5.82% (L + 4.25%)	10/10/2024	291	290	292
Peraton Corp. (fka MHVC Acquisition Corp.)	Federal Services	6.95% (L + 5.25%)	4/29/2024	10,448	10,399	10,526
Poseidon Intermediate, LLC	Software	5.82% (L + 4.25%)	8/15/2022	14,881	14,877	14,955
Project Accelerate Parent, LLC	Business Services	5.94% (L + 4.25%)	1/2/2025	15,000	14,925	15,038
PSC Industrial Holdings Corp.	Industrial Services	5.71% (L + 4.25%)	10/11/2024	10,500	10,398	10,500
Quest Software US Holdings Inc.	Software	6.92% (L + 5.50%)	10/31/2022	9,899	9,775	10,071
Salient CRGT Inc.	Federal Services	7.32% (L + 5.75%)	2/28/2022	14,433	14,310	14,559
Severin Acquisition, LLC	Software	6.32% (L + 4.75%)	7/30/2021	14,888	14,827	14,813
Shine Acquisitoin Co. S.à.r.l / Boing US Holdco Inc.	Consumer Services	4.88% (L + 3.50%)	10/3/2024	15,000	14,964	15,108
Sierra Acquisition, Inc.	Food & Beverage	5.68% (L + 4.25%)	11/11/2024	3,750	3,731	3,789
TMK Hawk Parent, Corp.	Distribution & Logistics	4.88% (L + 3.50%)	8/28/2024	1,671	1,667	1,686
University Support Services LLC (St. George's University Scholastic Services LLC)	Education	5.82% (L + 4.25%)	7/6/2022	1,875	1,875	1,900
Vencore, Inc. (fka SI Organization, Inc., The)	Federal Services	6.44% (L + 4.75%)	11/23/2019	10,686	10,673	10,835
WP CityMD Bidco LLC	Healthcare Services	5.69% (L + 4.00%)	6/7/2024	14,963	14,928	15,009
YI, LLC	Healthcare Services	5.69% (L + 4.00%)	11/7/2024	8,240	8,204	8,230
Zywave, Inc.	Software	6.61% (L + 5.00%)	11/17/2022	17,325	17,252	17,325

Total Funded Investments				$381,237	$379,098	$382,529

Unfunded Investments — First lien
Pathway Partners Vet Management Company LLC	Consumer Services	—	10/10/2019	$2,728	$(14)	$7
TMK Hawk Parent, Corp.	Distribution & Logistics	—	3/28/2018	75	—	1
YI, LLC	Healthcare Services	—	11/7/2018	2,060	(9)	(3)

Total Unfunded Investments				$4,863	$(23)	$5

Total Investments				$386,100	$379,075	$382,534

(1)
All interest is payable in cash unless otherwise indicated. A majority of the variable rate debt investments bear interest at a rate that may be determined by reference to the LIBOR (L), the Prime Rate (P) and the alternative base rate (Base). For each investment, the current interest rate provided reflects the rate in effect as of December 31, 2017.

(2)
Represents the fair value in accordance with ASC 820. The Company's board of directors does not determine the fair value of the investments held by SLP II.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

March 31, 2018

(in thousands, except share data)

(unaudited)

Note 3. Investments (Continued)

          Below is certain summarized financial information for SLP II as of March 31, 2018 and December 31, 2017 and for the three months ended March 31, 2018 and March 31, 2017:

Selected Balance Sheet Information:	March 31, 2018	December 31, 2017

Investments at fair value (cost of $367,963 and $379,075, respectively)	$372,099	$382,534
Receivable from unsettled securities sold	19,466	—
Cash and other assets	7,585	8,065

Total assets	$399,150	$390,599

Credit facility	$255,070	$266,270
Deferred financing costs	(1,818)	(1,966)
Payable for unsettled securities purchased	34,636	15,964
Distribution payable	3,300	3,500
Other liabilities	3,191	2,891

Total liabilities	294,379	286,659
Members' capital	$104,771	$103,940

Total liabilities and members' capital	$399,150	$390,599

	Three Months Ended

Selected Statement of Operations Information:	March 31, 2018	March 31, 2017

Interest income	$5,630	$5,173
Other income	22	214

Total investment income	5,652	5,387

Interest and other financing expenses	2,428	1,849
Other expenses	224	162

Total expenses	2,652	2,011

Net investment income	3,000	3,376
Net realized gains on investments	453	1,108
Net change in unrealized appreciation (depreciation) of investments	677	(106)

Net increase in members' capital	$4,130	$4,378

          For the three months ended March 31, 2018 and March 31, 2017, the Company earned approximately $2,620 and $3,434, respectively, of dividend income related to SLP II, which is included in dividend income. As of March 31, 2018 and December 31, 2017, approximately $2,620 and $2,779, respectively, of dividend income related to SLP II was included in interest and dividend receivable.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

March 31, 2018

(in thousands, except share data)

(unaudited)

Note 3. Investments (Continued)

          The Company has determined that SLP II is an investment company under ASC 946; however, in accordance with such guidance the Company will generally not consolidate its investment in a company other than a wholly-owned investment company subsidiary. Furthermore, Accounting Standards Codification Topic 810, Consolidation, concludes that in a joint venture where both members have equal decision making authority, it is not appropriate for one member to consolidate the joint venture since neither has control. Accordingly, the Company does not consolidate SLP II.

Unconsolidated Significant Subsidiaries

          In accordance with Regulation S-X Rule 10-01(b)(1), the Company evaluates its unconsolidated controlled portfolio companies as significant subsidiaries under this rule. As of March 31, 2018, the Company did not have any significant unconsolidated subsidiaries under Regulation S-X Rule 10-01(b)(1).

Investment Risk Factors

          First and second lien debt that the Company invests in is entirely, or almost entirely, rated below investment grade or may be unrated. Debt investments rated below investment grade are often referred to as "leveraged loans", "high yield" or "junk" debt investments, and may be considered "high risk" compared to debt investments that are rated investment grade. These debt investments are considered speculative because of the credit risk of the issuers. Such issuers are considered more likely than investment grade issuers to default on their payments of interest and principal, and such risk of default could reduce the net asset value and income distributions of the Company. In addition, some of the Company's debt investments will not fully amortize during their lifetime, which could result in a loss or a substantial amount of unpaid principal and interest due upon maturity. First and second lien debt may also lose significant market value before a default occurs. Furthermore, an active trading market may not exist for these first and second lien debt investments. This illiquidity may make it more difficult to value the debt.

          Subordinated debt is generally subject to similar risks as those associated with first and second lien debt, except that such debt is subordinated in payment and/or lower in lien priority. Subordinated debt is subject to the additional risk that the cash flow of the borrower and the property securing the debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured and unsecured obligations of the borrower.

          The Company may directly invest in the equity of private companies or, in some cases, equity investments could be made in connection with a debt investment. Equity investments may or may not fluctuate in value, resulting in recognized realized gains or losses upon disposition.

Note 4. Fair Value

          Fair value is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 establishes a fair value hierarchy that prioritizes and ranks the inputs to valuation techniques used in measuring

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

March 31, 2018

(in thousands, except share data)

(unaudited)

Note 4. Fair Value (Continued)

investments at fair value. The hierarchy classifies the inputs used in measuring fair value into three levels as follows:

          Level I — Quoted prices (unadjusted) are available in active markets for identical investments and the Company has the ability to access such quotes as of the reporting date. The type of investments which would generally be included in Level I include active exchange-traded equity securities and exchange-traded derivatives. As required by ASC 820, the Company, to the extent that it holds such investments, does not adjust the quoted price for these investments, even in situations where the Company holds a large position and a sale could reasonably impact the quoted price.

          Level II — Pricing inputs are observable for the investments, either directly or indirectly, as of the reporting date, but are not the same as those used in Level I. Level II inputs include the following:

  •
  Quoted prices for similar assets or liabilities in active markets;

  •
  Quoted prices for identical or similar assets or liabilities in non-active markets (examples include corporate and municipal bonds, which trade infrequently);

  •
  Pricing models whose inputs are observable for substantially the full term of the asset or liability (examples include most over-the-counter derivatives, including foreign exchange forward contracts); and

  •
  Pricing models whose inputs are derived principally from or corroborated by observable market data through correlation or other means for substantially the full term of the asset or liability.

          Level III — Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment.

          The inputs used to measure fair value may fall into different levels. In all instances when the inputs fall within different levels of the hierarchy, the level within which the fair value measurement is categorized is based on the lowest level of input that is significant to the fair value measurement in its entirety. As such, a Level III fair value measurement may include inputs that are both observable and unobservable. Gains and losses for such assets categorized within the Level III table below may include changes in fair value that are attributable to both observable inputs and unobservable inputs.

          The inputs into the determination of fair value require significant judgment or estimation by management and consideration of factors specific to each investment. A review of the fair value hierarchy classifications is conducted on a quarterly basis. Changes in the observability of valuation inputs may result in the transfer of certain investments within the fair value hierarchy from period to period. Reclassifications impacting the fair value hierarchy are reported as transfers in/out of the respective leveling categories as of the beginning of the period in which the reclassifications occur.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

March 31, 2018

(in thousands, except share data)

(unaudited)

Note 4. Fair Value (Continued)

          The following table summarizes the levels in the fair value hierarchy that the Company's portfolio investments fall into as of March 31, 2018:

	Total	Level I	Level II	Level III

First lien	$738,027	$—	$88,636	$649,391
Second lien	774,515	—	336,379	438,136
Subordinated	67,918	—	39,726	28,192
Equity and other	397,463	17	—	397,446

Total investments	$1,977,923	$17	$464,741	$1,513,165

          The following table summarizes the levels in the fair value hierarchy that the Company's portfolio investments fall into as of December 31, 2017:

	Total	Level I	Level II	Level III

First lien	$693,563	$—	$136,866	$556,697
Second lien	682,950	—	239,868	443,082
Subordinated	70,257	—	43,156	27,101
Equity and other	378,890	16	—	378,874

Total investments	$1,825,660	$16	$419,890	$1,405,754

          The following table summarizes the changes in fair value of Level III portfolio investments for the three months ended March 31, 2018, as well as the portion of appreciation (depreciation) included in income attributable to unrealized appreciation (depreciation) related to those assets and liabilities still held by the Company at March 31, 2018:

	Total	First Lien	Second Lien	Subordinated	Equity and other

Fair value, December 31, 2017	$1,405,754	$556,697	$443,082	$27,101	$378,874
Total gains or losses included in earnings:
Net realized gains on investments	97	97	—	—	—
Net change in unrealized (depreciation) appreciation	(1,554)	(282)	(1,009)	(107)	(156)
Purchases, including capitalized PIK and revolver fundings	198,319	134,287	44,106	1,198	18,728
Proceeds from sales and paydowns of investments	(89,333)	(89,333)	—	—	—
Transfers into Level III(1)	76,037	76,037	—	—	—
Transfers out of Level III(1)	(76,155)	(28,112)	(48,043)	—	—

Fair Value, March 31, 2018	$1,513,165	$649,391	$438,136	$28,192	$397,446

Unrealized (depreciation) appreciation for the period relating to those Level III assets that were still held by the Company at the end of the period:	$(1,043)	$229	$(1,009)	$(107)	$(156)

(1)
As of March 31, 2018, portfolio investments were transferred into Level III from Level II and out of Level III into Level II at fair value as of the beginning of the period in which the reclassification occurred.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

March 31, 2018

(in thousands, except share data)

(unaudited)

Note 4. Fair Value (Continued)

          The following table summarizes the changes in fair value of Level III portfolio investments for the three months ended March 31, 2017, as well as the portion of appreciation (depreciation) included in income attributable to unrealized appreciation (depreciation) related to those assets and liabilities still held by the Company at March 31, 2017:

	Total	First Lien	Second Lien	Subordinated	Equity and other

Fair value, December 31, 2016	$1,066,878	$530,601	$324,177	$24,653	$187,447
Total gains or losses included in earnings:
Net realized gains on investments	311	19	292	—	—
Net change in unrealized (depreciation) appreciation	(964)	139	1,770	211	(3,084)
Purchases, including capitalized PIK and revolver fundings	196,404	37,058	44,020	739	114,587
Proceeds from sales and paydowns of investments	(50,061)	(34,425)	(15,636)	—	—
Transfers into Level III(1)	44,352	19,608	24,744	—	—
Transfers out of Level III(1)	(57,881)	(26,032)	(31,848)	—	(1)

Fair Value, March 31, 2017	$1,199,039	$526,968	$347,519	$25,603	$298,949

Unrealized (depreciation) appreciation for the period relating to those Level III assets that were still held by the Company at the end of the period:	$(744)	$359	$1,770	$211	$(3,084)

(1)
As of March 31, 2017, portfolio investments were transferred into Level III from Level II and out of Level III into Level II at fair value as of the beginning of the period in which the reclassification occurred.

          Except as noted in the tables above, there were no other transfers in or out of Level I, II, or III during the three months ended March 31, 2018 and March 31, 2017. Transfers into Level III occur as quotations obtained through pricing services are not deemed representative of fair value as of the balance sheet date and such assets are internally valued. As quotations obtained through pricing services are substantiated through additional market sources, investments are transferred out of Level III. In addition, transfers out of Level III and transfers into Level III occur based on the increase or decrease in the availability of certain observable inputs.

          The Company invests in revolving credit facilities. These investments are categorized as Level III investments as these assets are not actively traded and their fair values are often implied by the term loans of the respective portfolio companies.

          The Company generally uses the following framework when determining the fair value of investments where there are little, if any, market activity or observable pricing inputs. The Company typically determines the fair value of its performing debt investments utilizing an income approach. Additional consideration is given using a market based approach, as well as reviewing the overall underlying portfolio company's performance and associated financial risks. The following outlines additional details on the approaches considered:

          Company Performance, Financial Review, and Analysis:    Prior to investment, as part of its due diligence process, the Company evaluates the overall performance and financial stability of the

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

March 31, 2018

(in thousands, except share data)

(unaudited)

Note 4. Fair Value (Continued)

portfolio company. Post investment, the Company analyzes each portfolio company's current operating performance and relevant financial trends versus prior year and budgeted results, including, but not limited to, factors affecting its revenue and earnings before interest, taxes, depreciation, and amortization ("EBITDA") growth, margin trends, liquidity position, covenant compliance and changes to its capital structure. The Company also attempts to identify and subsequently track any developments at the portfolio company, within its customer or vendor base or within the industry or the macroeconomic environment, generally, that may alter any material element of its original investment thesis. This analysis is specific to each portfolio company. The Company leverages the knowledge gained from its original due diligence process, augmented by this subsequent monitoring, to continually refine its outlook for each of its portfolio companies and ultimately form the valuation of its investment in each portfolio company. When an external event such as a purchase transaction, public offering or subsequent sale occurs, the Company will consider the pricing indicated by the external event to corroborate the private valuation.

          For debt investments, the Company may employ the Market Based Approach (as described below) to assess the total enterprise value of the portfolio company, in order to evaluate the enterprise value coverage of the Company's debt investment. For equity investments or in cases where the Market Based Approach implies a lack of enterprise value coverage for the debt investment, the Company may additionally employ a discounted cash flow analysis based on the free cash flows of the portfolio company to assess the total enterprise value.

          After enterprise value coverage is demonstrated for the Company's debt investments through the method(s) above, the Income Based Approach (as described below) may be employed to estimate the fair value of the investment.

          Market Based Approach:    The Company may estimate the total enterprise value of each portfolio company by utilizing market value cash flow (EBITDA) multiples of publicly traded comparable companies and comparable transactions. The Company considers numerous factors when selecting the appropriate companies whose trading multiples are used to value its portfolio companies. These factors include, but are not limited to, the type of organization, similarity to the business being valued, and relevant risk factors, as well as size, profitability and growth expectations. The Company may apply an average of various relevant comparable company EBITDA multiples to the portfolio company's latest twelve month ("LTM") EBITDA or projected EBITDA to calculate the enterprise value of the portfolio company. Significant increases or decreases in the EBITDA multiple will result in an increase or decrease in enterprise value, which may result in an increase or decrease in the fair value estimate of the investment. In applying the market based approach as of March 31, 2018 and December 31, 2017, the Company used the relevant EBITDA multiple ranges set forth in the table below to determine the enterprise value of its portfolio companies. The Company believes these were reasonable ranges in light of current comparable company trading levels and the specific portfolio companies involved.

          Income Based Approach:    The Company also may use a discounted cash flow analysis to estimate the fair value of the investment. Projected cash flows represent the relevant security's

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

March 31, 2018

(in thousands, except share data)

(unaudited)

Note 4. Fair Value (Continued)

contractual interest, fee and principal payments plus the assumption of full principal recovery at the investment's expected maturity date. These cash flows are discounted at a rate established utilizing a yield calibration approach, which incorporates changes in the credit quality (as measured by relevant statistics) of the portfolio company, as compared to changes in the yield associated with comparable credit quality market indices, between the date of origination and the valuation date. Significant increases or decreases in the discount rate would result in a decrease or increase in the fair value measurement. In applying the income based approach as of March 31, 2018 and December 31, 2017, the Company used the discount ranges set forth in the table below to value investments in its portfolio companies.

          The unobservable inputs used in the fair value measurement of the Company's Level III investments as of March 31, 2018 were as follows:

				Range

Type	Fair Value as of March 31, 2018	Approach	Unobservable Input	Low	High	Weighted Average

First lien	$424,391	Market & income approach	EBITDA multiple	2.0x	20.0x	11.6x
			Revenue multiple	1.3x	6.0x	3.2x
			Discount rate	7.0%	12.3%	9.5%
	145,485	Market quote	Broker quote	N/A	N/A	N/A
	79,515	Other	N/A(1)	N/A	N/A	N/A
Second lien	247,912	Market & income approach	EBITDA multiple	7.5x	16.8x	12.7x
			Discount rate	9.5%	13.3%	11.3%
	190,224	Market quote	Broker quote	N/A	N/A	N/A
Subordinated	28,192	Market & income approach	EBITDA multiple	4.5x	12.3x	9.0x
			Discount rate	8.0%	14.5%	13.1%
Equity and other	396,225	Market & income approach	EBITDA multiple	2.5x	18.0x	11.1x
			Discount rate	7.0%	23.2%	12.2%
	1,221	Black Scholes analysis	Expected life in years	8.0	8.0	8.0
			Volatility	39.3%	39.3%	39.3%
			Discount rate	3.0%	3.0%	3.0%

	$1,513,165

(1)
Fair value was determined based on transaction pricing or recent acquisition or sale as the best measure of fair value with no material changes in operations of the related portfolio company since the transaction date.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

March 31, 2018

(in thousands, except share data)

(unaudited)

Note 4. Fair Value (Continued)

          The unobservable inputs used in the fair value measurement of the Company's Level III investments as of December 31, 2017 were as follows:

				Range

Type	Fair Value as of December 31, 2017	Approach	Unobservable Input	Low	High	Weighted Average

First lien	$458,543	Market & income approach	EBITDA multiple	2.0x	20.0x	11.8x
			Revenue multiple	3.5x	8.0x	6.1x
			Discount rate	6.5%	11.2%	9.2%
	98,154	Market quote	Broker quote	N/A	N/A	N/A
Second lien	220,597	Market & income approach	EBITDA multiple	8.0x	16.0x	11.4x
			Discount rate	7.9%	12.5%	10.8%
	215,098	Market quote	Broker quote	N/A	N/A	N/A
	7,387	Other	N/A(1)	N/A	N/A	N/A
Subordinated	27,101	Market & income approach	EBITDA multiple	4.5x	11.8x	9.0x
			Revenue multiple	0.5x	1.0x	0.8x
			Discount rate	7.9%	14.9%	12.8%
Equity and other	377,785	Market & income approach	EBITDA multiple	2.5x	18.0x	9.9x
			Revenue multiple	0.5x	1.0x	0.8x
			Discount rate	7.0%	23.6%	14.5%
	1,089	Black Scholes analysis	Expected life in years	8.3	8.3	8.3
			Volatility	39.4%	39.4%	39.4%
			Discount rate	2.4%	2.4%	2.4%

	$1,405,754

(1)
Fair value was determined based on transaction pricing or recent acquisition or sale as the best measure of fair value with no material changes in operations of the related portfolio company since the transaction date.

          Based on a comparison to similar BDC credit facilities, the terms and conditions of the Holdings Credit Facility and the NMFC Credit Facility (as defined in Note 7. Borrowings) are representative of market. The carrying values of the Holdings Credit Facility and NMFC Credit Facility approximate fair value as of March 31, 2018, as the facilities are continually monitored and examined by both the borrower and the lender. The carrying value of the SBA-guaranteed debentures and Unsecured Notes (as defined in Note 7. Borrowings) approximate fair value as of March 31, 2018 based on a comparison of market interest rates for the Company's borrowings and similar entities. The fair value of the Holdings Credit Facility, NMFC Credit Facility, SBA-guaranteed debentures and Unsecured Notes are considered Level III. The fair value of the Convertible Notes (as defined in Note 7. Borrowings) as of March 31, 2018 was $160,047, which was based on quoted prices and considered Level II. See Note 7. Borrowings, for details. The carrying value of the collateralized agreement approximates fair value as of March 31, 2018 and is considered Level III. The fair value of other financial assets and liabilities approximates their carrying value based on the short-term nature of these items.

          Fair value risk factors — The Company seeks investment opportunities that offer the possibility of attaining substantial capital appreciation. Certain events particular to each industry in which the Company's portfolio companies conduct their operations, as well as general economic and political

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

March 31, 2018

(in thousands, except share data)

(unaudited)

Note 4. Fair Value (Continued)

conditions, may have a significant negative impact on the operations and profitability of the Company's investments and/or on the fair value of the Company's investments. The Company's investments are subject to the risk of non-payment of scheduled interest or principal, resulting in a reduction in income to the Company and their corresponding fair valuations. Also, there may be risk associated with the concentration of investments in one geographic region or in certain industries. These events are beyond the control of the Company and cannot be predicted. Furthermore, the ability to liquidate investments and realize value is subject to uncertainties.

Note 5. Agreements

          The Company entered into an investment advisory and management agreement (the "Investment Management Agreement") with the Investment Adviser, which was most recently re-approved by the Company's board of directors on February 7, 2018. Under the Investment Management Agreement, the Investment Adviser manages the day-to-day operations of, and provides investment advisory services to, the Company. For providing these services, the Investment Adviser receives a fee from the Company, consisting of two components — a base management fee and an incentive fee.

          Pursuant to the Investment Management Agreement, the base management fee is calculated at an annual rate of 1.75% of the Company's gross assets, which equals the Company's total assets on the Consolidated Statements of Assets and Liabilities, less (i) the borrowings under the SLF Credit Facility (as defined below) and (ii) cash and cash equivalents. The base management fee is payable quarterly in arrears, and is calculated based on the average value of the Company's gross assets, which equals the Company's total assets, as determined in accordance with GAAP, less the borrowings under the SLF Credit Facility and cash and cash equivalents at the end of each of the two most recently completed calendar quarters, and appropriately adjusted on a pro rata basis for any equity capital raises or repurchases during the current calendar quarter. The Company has not invested, and currently is not invested, in derivatives. To the extent the Company invests in derivatives in the future, the Company will use the actual value of the derivatives, as reported on the Consolidated Statements of Assets and Liabilities, for purposes of calculating its base management fee.

          Since the IPO, the base management fee calculation has deducted the borrowings under the New Mountain Finance SPV Funding, L.L.C. Loan and Security Agreement, as amended and restated, dated October 27, 2010 (the "SLF Credit Facility"). The SLF Credit Facility had historically consisted of primarily lower yielding assets at higher advance rates. As part of an amendment to the Company's existing credit facilities with Wells Fargo Bank, National Association, the SLF Credit Facility merged with the NMF Holdings Loan and Security Agreement, as amended and restated, dated May 19, 2011, and into the Holdings Credit Facility on December 18, 2014 (as defined in Note 7. Borrowings). The amendment merged the credit facilities and combined the amount of borrowings previously available. Post credit facility merger and to be consistent with the methodology since the IPO, the Investment Adviser will continue to waive management fees on the leverage associated with those assets that share the same underlying yield characteristics with investments leveraged under the legacy SLF Credit Facility, which as of March 31, 2018 and March 31, 2017 was approximately $323,280 and $322,346, respectively. The Investment Adviser cannot recoup management fees that the Investment Adviser has

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

March 31, 2018

(in thousands, except share data)

(unaudited)

Note 5. Agreements (Continued)

previously waived. For the three months ended March 31, 2018 and March 31, 2017, management fees waived were approximately $1,322 and $1,356, respectively.

          The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears and equals 20.0% of the Company's "Pre-Incentive Fee Net Investment Income" for the immediately preceding quarter, subject to a "preferred return", or "hurdle", and a "catch-up" feature. "Pre-Incentive Fee Net Investment Income" means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, upfront, diligence and consulting fees or other fees that the Company receives from portfolio companies) accrued during the calendar quarter, minus the Company's operating expenses for the quarter (including the base management fee, expenses payable under an administration agreement, as amended and restated (the "Administration Agreement"), with the Administrator, and any interest expense and distributions paid on any issued and outstanding preferred stock (of which there are none as of March 31, 2018), but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that the Company has not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

          Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of the Company's net assets at the end of the immediately preceding calendar quarter, will be compared to a "hurdle rate" of 2.0% per quarter (8.0% annualized), subject to a "catch-up" provision measured as of the end of each calendar quarter. The hurdle rate is appropriately pro-rated for any partial periods. The calculation of the Company's incentive fee with respect to the Pre-Incentive Fee Net Investment Income for each quarter is as follows:

  •
  No incentive fee is payable to the Investment Adviser in any calendar quarter in which the Company's Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate of 2.0% (the "preferred return" or "hurdle").

  •
  100.0% of the Company's Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than or equal to 2.5% in any calendar quarter (10.0% annualized) is payable to the Investment Adviser. This portion of the Company's Pre-Incentive Fee Net Investment Income (which exceeds the hurdle rate but is less than or equal to 2.5%) is referred to as the "catch-up". The catch-up provision is intended to provide the Investment Adviser with an incentive fee of 20.0% on all of the Company's Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply when the Company's Pre-Incentive Fee Net Investment Income exceeds 2.5% in any calendar quarter.

  •
  20.0% of the amount of the Company's Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.5% in any calendar quarter (10.0% annualized) is payable to the Investment Adviser once the hurdle is reached and the catch-up is achieved.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

March 31, 2018

(in thousands, except share data)

(unaudited)

Note 5. Agreements (Continued)

          For the three months ended March 31, 2018 and March 31, 2017, incentive fees waived by the Investment Adviser were approximately $0 and $1,800, respectively. The Investment Adviser cannot recoup incentive fees that the Investment Adviser has previously waived.

          The second part of the incentive fee will be determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Management Agreement) and will equal 20.0% of the Company's realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fee.

          In accordance with GAAP, the Company accrues a hypothetical capital gains incentive fee based upon the cumulative net realized capital gains and realized capital losses and the cumulative net unrealized capital appreciation and unrealized capital depreciation on investments held at the end of each period. Actual amounts paid to the Investment Adviser are consistent with the Investment Management Agreement and are based only on actual realized capital gains computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis from inception through the end of each calendar year as if the entire portfolio was sold at fair value.

          The following table summarizes the management fees and incentive fees incurred by the Company for the three months ended March 31, 2018 and March 31, 2017.

	Three Months Ended

	March 31, 2018	March 31, 2017

Management fee	$8,692	$7,614
Less: management fee waiver	(1,322)	(1,356)

Total management fee	7,370	6,258
Incentive fee, excluding accrued capital gains incentive fees	$6,434	$5,408
Less: incentive fee waiver	—	(1,800)

Total incentive fee	6,434	3,608
Accrued capital gains incentive fees(1)	$—	$—

(1)
As of March 31, 2018 and March 31, 2017, no actual capital gains incentive fee was owed under the Investment Management Agreement by the Company, as cumulative net realized capital gains did not exceed cumulative unrealized capital depreciation.

          The Company has entered into the Administration Agreement with the Administrator under which the Administrator provides administrative services. The Administrator maintains, or oversees the maintenance of, the Company's consolidated financial records, prepares reports filed with the United States Securities and Exchange Commission (the "SEC"), generally monitors the payment of the Company's expenses and oversees the performance of administrative and professional services rendered by others. The Company will reimburse the Administrator for the Company's allocable portion

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

March 31, 2018

(in thousands, except share data)

(unaudited)

Note 5. Agreements (Continued)

of overhead and other expenses incurred by the Administrator in performing its obligations to the Company under the Administration Agreement. Pursuant to the Administration Agreement and further restricted by the Company, the Administrator may, in its own discretion, submit to the Company for reimbursement some or all of the expenses that the Administrator has incurred on behalf of the Company during any quarterly period. As a result, the amount of expenses for which the Company will have to reimburse the Administrator may fluctuate in future quarterly periods and there can be no assurance given as to when, or if, the Administrator may determine to limit the expenses that the Administrator submits to the Company for reimbursement in the future. However, it is expected that the Administrator will continue to support part of the expense burden of the Company in the near future and may decide to not calculate and charge through certain overhead related amounts as well as continue to cover some of the indirect costs. The Administrator cannot recoup any expenses that the Administrator has previously waived. For the three months ended March 31, 2018 and March 31, 2017, approximately $659 and $412, respectively, of indirect administrative expenses were included in administrative expenses of which $0 and $412, respectively, of indirect administrative expenses were waived by the Administrator. As of March 31, 2018 and December 31, 2017, approximately $1,074 and $444, respectively, of indirect administrative expenses were included in payable to affiliates.

          The Company, the Investment Adviser and the Administrator have also entered into a Trademark License Agreement, as amended, with New Mountain Capital, pursuant to which New Mountain Capital has agreed to grant the Company, the Investment Adviser and the Administrator a non-exclusive, royalty-free license to use the "New Mountain" and the "New Mountain Finance" names. Under the Trademark License Agreement, as amended, subject to certain conditions, the Company, the Investment Adviser and the Administrator will have a right to use the "New Mountain" and "New Mountain Finance" names, for so long as the Investment Adviser or one of its affiliates remains the investment adviser of the Company. Other than with respect to this limited license, the Company, the Investment Adviser and the Administrator will have no legal right to the "New Mountain" or the "New Mountain Finance" names.

Note 6. Related Parties

          The Company has entered into a number of business relationships with affiliated or related parties.

          The Company has entered into the Investment Management Agreement with the Investment Adviser, a wholly-owned subsidiary of New Mountain Capital. Therefore, New Mountain Capital is entitled to any profits earned by the Investment Adviser, which includes any fees payable to the Investment Adviser under the terms of the Investment Management Agreement, less expenses incurred by the Investment Adviser in performing its services under the Investment Management Agreement.

          The Company has entered into the Administration Agreement with the Administrator, a wholly-owned subsidiary of New Mountain Capital. The Administrator arranges office space for the Company and provides office equipment and administrative services necessary to conduct their respective day-to-day operations pursuant to the Administration Agreement. The Company reimburses the

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

March 31, 2018

(in thousands, except share data)

(unaudited)

Note 6. Related Parties (Continued)

Administrator for the allocable portion of overhead and other expenses incurred by it in performing its obligations to the Company under the Administration Agreement, which includes the fees and expenses associated with performing administrative, finance and compliance functions, and the compensation of the Company's chief financial officer and chief compliance officer and their respective staffs.

          The Company, the Investment Adviser and the Administrator have entered into a royalty-free Trademark License Agreement, as amended, with New Mountain Capital, pursuant to which New Mountain Capital has agreed to grant the Company, the Investment Adviser and the Administrator a non-exclusive, royalty-free license to use the name "New Mountain" and "New Mountain Finance".

          The Company has adopted a formal code of ethics that governs the conduct of its officers and directors. These officers and directors also remain subject to the duties imposed by the 1940 Act, the Delaware General Corporation Law and the Delaware Limited Liability Company Act.

          The Investment Adviser and its affiliates may also manage other funds in the future that may have investment mandates that are similar, in whole or in part, to the Company's investment mandates. The Investment Adviser and its affiliates may determine that an investment is appropriate for the Company or for one or more of those other funds. In such event, depending on the availability of such investment and other appropriate factors, the Investment Adviser or its affiliates may determine that the Company should invest side-by-side with one or more other funds. Any such investments will be made only to the extent permitted by applicable law and interpretive positions of the SEC and its staff and consistent with the Investment Adviser's allocation procedures. On December 18, 2017, the SEC issued an exemptive order (the "Exemptive Order"), which superseded a prior order issued on June 5, 2017, which permits the Company to co-invest in portfolio companies with certain funds or entities managed by the Investment Adviser or its affiliates in certain negotiated transactions where co-investing would otherwise be prohibited under the 1940 Act, subject to the conditions of the Exemptive Order. Pursuant to the Exemptive Order, the Company is permitted to co-invest with its affiliates if a "required majority" (as defined in Section 57(o) of the 1940 Act) of the Company's independent directors make certain conclusions in connection with a co-investment transaction, including, but not limited to, that (1) the terms of the potential co-investment transaction, including the consideration to be paid, are reasonable and fair to the Company and its stockholders and do not involve overreaching in respect of the Company or its stockholders on the part of any person concerned, and (2) the potential co-investment transaction is consistent with the interests of the Company's stockholders and is consistent with its then-current investment objective and strategies.

Note 7. Borrowings

          Holdings Credit Facility — On December 18, 2014, the Company entered into the Second Amended and Restated Loan and Security Agreement, among the Company, as the Collateral Manager, NMF Holdings, as the Borrower, Wells Fargo Securities, LLC, as the Administrative Agent and Wells Fargo Bank, National Association, as the Lender and Collateral Custodian, which is structured as a revolving credit facility and matures on December 18, 2019. On October 24, 2017 the Company entered into the Third Amended and Restated Loan and Security Agreement (the "Holdings Credit Facility"),

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

March 31, 2018

(in thousands, except share data)

(unaudited)

Note 7. Borrowings (Continued)

among the Company as the Collateral Manager, NMF Holdings as the Borrower and Wells Fargo Bank, National Association as the Administrative Agent and Collateral Custodian, which extended the maturity date to October 24, 2022.

          The maximum amount of revolving borrowings available under the Holdings Credit Facility is $495,000. Under the Holdings Credit Facility, NMF Holdings is permitted to borrow up to 25.0%, 45.0% or 70.0% of the purchase price of pledged assets, subject to approval by Wells Fargo Bank, National Association Agent. The Holdings Credit Facility is non-recourse to the Company and is collateralized by all of the investments of NMF Holdings on an investment by investment basis. All fees associated with the origination or upsizing of the Holdings Credit Facility are capitalized on the Company's Consolidated Statement of Assets and Liabilities and charged against income as other financing expenses over the life of the Holdings Credit Facility. The Holdings Credit Facility contains certain customary affirmative and negative covenants and events of default. In addition, the Holdings Credit Facility requires the Company to maintain a minimum asset coverage ratio. The covenants are generally not tied to mark to market fluctuations in the prices of NMF Holdings investments, but rather to the performance of the underlying portfolio companies.

          The Holdings Credit Facility bears interest at a rate of LIBOR plus 1.75% per annum for Broadly Syndicated Loans (as defined in the Loan and Security Agreement) and LIBOR plus 2.50% per annum for all other investments. Effective April 1, 2018, the Holdings Credit Facility will bear interest at a rate of LIBOR plus 1.75% per annum for Broadly Syndicated Loans (as defined in the Loan and Security Agreement) and LIBOR plus 2.25% per annum for all other investments. The Holdings Credit Facility also charges a non-usage fee, based on the unused facility amount multiplied by the Non-Usage Fee Rate (as defined in the Loan and Security Agreement).

          The following table summarizes the interest expense, non-usage fees and amortization of financing costs incurred on the Holdings Credit Facility for the three months ended March 31, 2018 and March 31, 2017.

	Three Months Ended

	March 31, 2018	March 31, 2017

Interest expense	$3,126	$2,709
Non-usage fee	$212	$184
Amortization of financing costs	$616	$397
Weighted average interest rate	3.9%	3.1%
Effective interest rate	5.0%	3.9%
Average debt outstanding	$322,943	$346,033

          As of March 31, 2018 and December 31, 2017, the outstanding balance on the Holdings Credit Facility was $355,663 and $312,363, respectively, and NMF Holdings was in compliance with the applicable covenants in the Holdings Credit Facility on such dates.

          NMFC Credit Facility — The Senior Secured Revolving Credit Agreement, as amended (together with the related guarantee and security agreement, the "NMFC Credit Facility"), dated June 4, 2014,

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

March 31, 2018

(in thousands, except share data)

(unaudited)

Note 7. Borrowings (Continued)

among the Company, as the Borrower, Goldman Sachs Bank USA, as the Administrative Agent and Collateral Agent, and Goldman Sachs Bank USA, Morgan Stanley Bank, N.A. and Stifel Bank & Trust, as Lenders, is structured as a senior secured revolving credit facility and matures on June 4, 2019. On February 27, 2018, the Company entered into an amendment to the NMFC Credit Facility, which extended the maturity date to June 4, 2022. The NMFC Credit Facility is guaranteed by certain domestic subsidiaries of the Company and proceeds from the NMFC Credit Facility may be used for general corporate purposes, including the funding of portfolio investments.

          As of March 31, 2018, the maximum amount of revolving borrowings available under the NMFC Credit Facility was $150,000. The Company is permitted to borrow at various advance rates depending on the type of portfolio investment, as outlined in the Senior Secured Revolving Credit Agreement. All fees associated with the origination of the NMFC Credit Facility are capitalized on the Company's Consolidated Statement of Assets and Liabilities and charged against income as other financing expenses over the life of the NMFC Credit Facility. The NMFC Credit Facility contains certain customary affirmative and negative covenants and events of default, including certain financial covenants related to asset coverage and liquidity and other maintenance covenants.

          The NMFC Credit Facility generally bears interest at a rate of LIBOR plus 2.50% per annum or the prime rate plus 1.50% per annum, and charges a commitment fee, based on the unused facility amount multiplied by 0.375% per annum (as defined in the Senior Secured Revolving Credit Agreement).

          The following table summarizes the interest expense, non-usage fees and amortization of financing costs incurred on the NMFC Credit Facility for the three months ended March 31, 2018 and March 31, 2017.

	Three Months Ended

	March 31, 2018	March 31, 2017

Interest expense	$852	$290
Non-usage fee	$57	$82
Amortization of financing costs	$112	$96
Weighted average interest rate	4.2%	3.3%
Effective interest rate	5.1%	5.5%
Average debt outstanding	$81,694	$34,661

          As of March 31, 2018 and December 31, 2017, the outstanding balance on the NMFC Credit Facility was $95,000 and $122,500, respectively, and NMFC was in compliance with the applicable covenants in the NMFC Credit Facility on such dates.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

March 31, 2018

(in thousands, except share data)

(unaudited)

Note 7. Borrowings (Continued)

          Convertible Notes — On June 3, 2014, the Company closed a private offering of $115,000 aggregate principal amount of unsecured convertible notes (the "Convertible Notes"), pursuant to an indenture, dated June 3, 2014 (the "Indenture"). The Convertible Notes were issued in a private placement only to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"). As of June 3, 2015, the restrictions under Rule 144A under the Securities Act were removed, allowing the Convertible Notes to be eligible and freely tradable without restrictions for resale pursuant to Rule 144(b)(1) under the Securities Act. On September 30, 2016, the Company closed a public offering of an additional $40,250 aggregate principal amount of the Convertible Notes. These additional Convertible Notes constitute a further issuance of, rank equally in right of payment with, and form a single series with the $115,000 aggregate principal amount of Convertible Notes that the Company issued on June 3, 2014.

          The Convertible Notes bear interest at an annual rate of 5.0%, payable semi-annually in arrears on June 15 and December 15 of each year, which commenced on December 15, 2014. The Convertible Notes will mature on June 15, 2019 unless earlier converted or repurchased at the holder's option.

          The following table summarizes certain key terms related to the convertible features of the Company's Convertible Notes as of March 31, 2018.

March 31, 2018

Initial conversion premium	12.5%
Initial conversion rate(1)	62.7746
Initial conversion price	$15.93
Conversion premium at March 31, 2018	11.7%
Conversion rate at March 31, 2018(1)(2)	63.2794
Conversion price at March 31, 2018(2)(3)	$15.80
Last conversion price calculation date	June 3, 2017

(1)
Conversion rates denominated in shares of common stock per $1 principal amount of the Convertible Notes converted.

(2)
Represents conversion rate and conversion price, as applicable, taking into account certain de minimis adjustments that will be made on the conversion date.

(3)
The conversion price in effect at March 31, 2018 was calculated on the last anniversary of the issuance and will be calculated again on the next anniversary, unless the exercise price shall have changed by more than 1.0% before the anniversary.

          The conversion rate will be subject to adjustment upon certain events, such as stock splits and combinations, mergers, spin-offs, increases in dividends in excess of $0.34 per share per quarter and certain changes in control. Certain of these adjustments, including adjustments for increases in dividends, are subject to a conversion price floor of $14.05 per share. In no event will the total number of shares of common stock issuable upon conversion exceed 71.1893 per $1 principal amount of the Convertible Notes. The Company has determined that the embedded

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

March 31, 2018

(in thousands, except share data)

(unaudited)

Note 7. Borrowings (Continued)

conversion option in the Convertible Notes is not required to be separately accounted for as a derivative under GAAP.

          The Convertible Notes are unsecured obligations and rank senior in right of payment to the Company's existing and future indebtedness that is expressly subordinated in right of payment to the Convertible Notes; equal in right of payment to the Company's existing and future unsecured indebtedness that is not so subordinated; effectively junior in right of payment to any of the Company's secured indebtedness (including existing unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company's subsidiaries and financing vehicles. As reflected in Note 11. Earnings Per Share, the issuance is considered part of the if-converted method for calculation of diluted earnings per share.

          The Company may not redeem the Convertible Notes prior to maturity. No sinking fund is provided for the Convertible Notes. In addition, if certain corporate events occur, holders of the Convertible Notes may require the Company to repurchase for cash all or part of their Convertible Notes at a repurchase price equal to 100.0% of the principal amount of the Convertible Notes to be repurchased, plus accrued and unpaid interest through, but excluding, the repurchase date.

          The Indenture contains certain covenants, including covenants requiring the Company to provide financial information to the holders of the Convertible Note and the Trustee if the Company ceases to be subject to the reporting requirements of the Exchange Act. These covenants are subject to limitations and exceptions that are described in the Indenture.

          The following table summarizes the interest expense, amortization of financing costs and amortization of premium incurred on the Convertible Notes for the three months ended March 31, 2018 and March 31, 2017.

	Three Months Ended

	March 31, 2018	March 31, 2017

Interest expense	$1,941	$1,941
Amortization of financing costs	$293	$293
Amortization of premium	$(27)	$(27)
Effective interest rate	5.8%	5.8%
Average debt outstanding	$155,250	$155,250

          As of March 31, 2018 and December 31, 2017, the outstanding balance on the Convertible Notes was $155,250 and $155,250, respectively, and NMFC was in compliance with the terms of the Indenture on such dates.

          Unsecured Notes — On May 6, 2016, the Company issued $50,000 in aggregate principal amount of five-year unsecured notes that mature on May 15, 2021 (the "2016 Unsecured Notes"), pursuant to a note purchase agreement, dated May 4, 2016, to an institutional investor in a private placement. On September 30, 2016, the Company entered into an amended and restated note

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

March 31, 2018

(in thousands, except share data)

(unaudited)

Note 7. Borrowings (Continued)

purchase agreement (the "NPA") and issued an additional $40,000 in aggregate principal amount of 2016 Unsecured Notes to institutional investors in a private placement. On June 30, 2017, the Company issued $55,000 in aggregate principal amount of five-year unsecured notes that mature on July 15, 2022 (the "2017A Unsecured Notes"), pursuant to the NPA and a supplement to the NPA. On January 30, 2018, the Company issued $90,000 in aggregate principal amount of five year unsecured notes that mature on January 30, 2023 (the "2018A Unsecured Notes" and together with the 2016 Unsecured Notes and 2017A Unsecured Notes, the "Unsecured Notes") pursuant to the NPA and a second supplement to the NPA. The NPA provides for future issuances of Unsecured Notes in separate series or tranches. The Unsecured Notes are equal in priority with the Company's other unsecured indebtedness, including the Company's Convertible Notes.

          The 2016 Unsecured Notes bear interest at an annual rate of 5.313%, payable semi-annually on May 15 and November 15 of each year, which commenced on November 15, 2016. The 2017A Unsecured Notes bear interest at an annual rate of 4.760%, payable semi-annually on January 15 and July 15 of each year, which commenced on January 15, 2018. The 2018A Unsecured Notes bear interest at an annual rate of 4.87%, payable semi-annually on February 15 and August 15 of each year, which commences on August 15, 2018. These interest rates are subject to increase in the event that: (i) subject to certain exceptions, the Unsecured Notes or the Company ceases to have an investment grade rating or (ii) the aggregate amount of the Company's unsecured debt falls below $150,000. In each such event, the Company has the option to offer to prepay the Unsecured Notes at par, in which case holders of the Unsecured Notes who accept the offer would not receive the increased interest rate. In addition, the Company is obligated to offer to prepay the Unsecured Notes at par if the Investment Adviser, or an affiliate thereof, ceases to be the Company's investment adviser or if certain change in control events occur with respect to the Investment Adviser.

          The NPA contains customary terms and conditions for unsecured notes issued in a private placement, including, without limitation, an option to offer to prepay all or a portion of the Unsecured Notes at par (plus a make-whole amount, if applicable), affirmative and negative covenants such as information reporting, maintenance of the Company's status as a BDC under the 1940 Act and a RIC under the Code, minimum stockholders' equity, minimum asset coverage ratio, and prohibitions on certain fundamental changes at the Company or any subsidiary guarantor, as well as customary events of default with customary cure and notice, including, without limitation, nonpayment, misrepresentation in a material respect, breach of covenant, cross-default under other indebtedness of the Company or certain significant subsidiaries, certain judgments and orders, and certain events of bankruptcy.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

March 31, 2018

(in thousands, except share data)

(unaudited)

Note 7. Borrowings (Continued)

          The following table summarizes the interest expense and amortization of financing costs incurred on the Unsecured Notes for the three months ended March 31, 2018 and March 31, 2017.

	Three Months Ended

	March 31, 2018	March 31, 2017

Interest expense	$2,592	$1,195
Amortization of financing costs	$162	$101
Weighted average interest rate	5.1%	5.3%
Effective interest rate	5.4%	5.8%
Average debt outstanding	$206,000	$90,000

          As of March 31, 2018 and December 31, 2017, the outstanding balance on the Unsecured Notes was $235,000 and $145,000, respectively, and the Company was in compliance with the terms of the NPA.

          SBA-guaranteed debentures — On August 1, 2014 and August 25, 2017, SBIC I and SBIC II received SBIC licenses from the SBA to operate as SBICs.

          The SBIC license allows SBICs to obtain leverage by issuing SBA-guaranteed debentures, subject to the issuance of a capital commitment by the SBA and other customary procedures. SBA-guaranteed debentures are non-recourse to the Company, interest only debentures with interest payable semi-annually and have a ten year maturity. The principal amount of SBA-guaranteed debentures is not required to be paid prior to maturity but may be prepaid at any time without penalty. The interest rate of SBA-guaranteed debentures is fixed on a semi-annual basis at a market-driven spread over U.S. Treasury Notes with ten year maturities. The SBA, as a creditor, will have a superior claim to the assets of SBIC I and SBIC II over the Company's stockholders in the event SBIC I and SBIC are liquidated or the SBA exercises remedies upon an event of default.

          The maximum amount of borrowings available under current SBA regulations for a single licensee is $150,000 as long as the licensee has at least $75,000 in regulatory capital, receives a capital commitment from the SBA and has been through an examination by the SBA subsequent to licensing.

          As of March 31, 2018 and December 31, 2017, SBIC I had regulatory capital of $75,000 and $75,000, respectively, and SBA-guaranteed debentures outstanding of $150,000 and $150,000, respectively. As of March 31, 2018 and December 31, 2017, SBIC II had regulatory capital of $2,500 and $2,500, respectively, and no SBA-guaranteed debentures outstanding. The SBA-guaranteed debentures incur upfront fees of 3.425%, which consists of a 1.00% commitment fee and a 2.425%

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

March 31, 2018

(in thousands, except share data)

(unaudited)

Note 7. Borrowings (Continued)

issuance discount, which are amortized over the life of the SBA-guaranteed debentures. The following table summarizes the Company's SBA-guaranteed debentures as of March 31, 2018.

Issuance Date	Maturity Date	Debenture Amount	Interest Rate	SBA Annual Charge
Fixed SBA-guaranteed debentures:
March 25, 2015	March 1, 2025	$37,500	2.517%	0.355%
September 23, 2015	September 1, 2025	37,500	2.829%	0.355%
September 23, 2015	September 1, 2025	28,795	2.829%	0.742%
March 23, 2016	March 1, 2026	13,950	2.507%	0.742%
September 21, 2016	September 1, 2026	4,000	2.051%	0.742%
September 20, 2017	September 1, 2027	13,000	2.518%	0.742%
March 21, 2018	March 1, 2028	15,255	3.187%	0.742%

Total SBA-guaranteed debentures		$150,000

          Prior to pooling, the SBA-guaranteed debentures bear interest at an interim floating rate of LIBOR plus 0.30%. Once pooled, which occurs in March and September each year, the SBA-guaranteed debentures bear interest at a fixed rate that is set to the current 10-year treasury rate plus a spread at each pooling date.

          The following table summarizes the interest expense and amortization of financing costs incurred on the SBA-guaranteed debentures for the three months ended March 31, 2018 and March 31, 2017.

	Three Months Ended

	March 31, 2018	March 31, 2017

Interest expense	$1,160	$953
Amortization of financing costs	$124	$101
Weighted average interest rate	3.1%	3.2%
Effective interest rate	3.5%	3.5%
Average debt outstanding	$150,000	$121,745

          The SBIC program is designed to stimulate the flow of private investor capital into eligible smaller businesses, as defined by the SBA. Under SBA regulations, SBICs are subject to regulatory requirements, including making investments in SBA-eligible businesses, investing at least 25.0% of its investment capital in eligible small businesses, as defined under the 1958 Act, placing certain limitations on the financing terms of investments, regulating the types of financing, prohibiting investments in small businesses with certain characteristics or in certain industries and requiring capitalization thresholds that limit distributions to the Company. SBICs are subject to an annual periodic examination by an SBA examiner to determine SBIC's compliance with the relevant SBA regulations and an annual financial audit of its financial statements that are prepared on a basis of accounting other than GAAP (such as ASC 820) by an independent auditor. As of March 31, 2018 and December 31, 2017, SBIC I and SBIC II were in compliance with SBA regulatory requirements.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

March 31, 2018

(in thousands, except share data)

(unaudited)

Note 8. Regulation

          The Company has elected to be treated, and intends to comply with the requirements to continue to qualify annually, as a RIC under Subchapter M of the Code. In order to continue to qualify and be subject to tax as a RIC, among other things, the Company is required to timely distribute to its stockholders at least 90.0% of investment company taxable income, as defined by the Code, for each year. The Company, among other things, intends to make and will continue to make the requisite distributions to its stockholders, which will generally relieve the Company from U.S. federal, state, and local income taxes (excluding excise taxes which may be imposed under the Code).

          Additionally, as a BDC, the Company must not acquire any assets other than "qualifying assets" specified in the 1940 Act unless, at the time the acquisition is made, at least 70.0% of its total assets are qualifying assets (with certain limited exceptions). In addition, the Company must offer to make available to all eligible portfolio companies managerial assistance.

Note 9. Commitments and Contingencies

          In the normal course of business, the Company may enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Company may also enter into future funding commitments such as revolving credit facilities, bridge financing commitments or delayed draw commitments. As of March 31, 2018, the Company had unfunded commitments on revolving credit facilities of $23,963, no outstanding bridge financing commitments and other future funding commitments of $57,915. As of December 31, 2017, the Company had unfunded commitments on revolving credit facilities of $23,716, no outstanding bridge financing commitments and other future funding commitments of $53,712. The unfunded commitments on revolving credit facilities and delayed draws are disclosed on the Company's Consolidated Schedule of Investments.

          The Company also has revolving borrowings available under the Holdings Credit Facility and the NMFC Credit Facility as of March 31, 2018 and December 31, 2017. See Note 7. Borrowings, for details.

          The Company may from time to time enter into financing commitment letters. As of March 31, 2018 and December 31, 2017, the Company had commitment letters to purchase investments in the aggregate par amount of $24,033 and $13,907, respectively, which could require funding in the future.

          As of March 31, 2018, the Company owed $12,000 related to a settlement agreement with a trustee of Black Elk Energy Offshore Operations, LLC. The Company will make semi-annual payments of $3,000 beginning in June 2018 with the final payment due in December 2019.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

March 31, 2018

(in thousands, except share data)

(unaudited)

Note 10. Net Assets

          The table below illustrates the effect of certain transactions on the net asset accounts of the Company:

	Common Stock		Paid in Capital in Excess of	Accumulated Undistributed Net Investment	Accumulated Undistributed Net Realized	Net Unrealized (Depreciation)	Total

	Shares	Par Amount	Par	Income	(Losses) Gains	Appreciation	Net Assets

Balance at December 31, 2017	75,935,093	$759	$1,053,468	$39,165	$(76,681)	$18,264	$1,034,975
Distributions declared	—	—	—	(25,818)	—	—	(25,818)
Net increase (decrease) in net assets resulting from operations	—	—	—	25,736	206	(2,098)	23,844

Balance at March 31, 2018	75,935,093	$759	$1,053,468	$39,083	$(76,475)	$16,166	$1,033,001

Note 11. Earnings Per Share

          The following information sets forth the computation of basic and diluted net increase in the Company's net assets per share resulting from operations for the three months ended March 31, 2018 and March 31, 2017:

	Three Months Ended

	March 31, 2018	March 31, 2017

Earnings per share — basic
Numerator for basic earnings per share:	$23,844	$30,417
Denominator for basic weighted average share:	75,935,093	69,718,968

Basic earnings per share:	$0.31	$0.44

Earnings per share — diluted(1)
Numerator for increase in net assets per share	$23,844	$30,417
Adjustment for interest on Convertible Notes and incentive fees, net	1,553	1,553

Numerator for diluted earnings per share:	$25,397	$31,970
Denominator for basic weighted average share	75,935,093	69,718,968
Adjustment for dilutive effect of Convertible Notes	9,824,127	9,824,127

Denominator for diluted weighted average share	85,759,220	79,543,095

Diluted earnings per share	$0.30	$0.40

(1)
In applying the if-converted method, conversion is not assumed for purposes of computing diluted earnings per share if the effect would be anti-dilutive.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

March 31, 2018

(in thousands, except share data)

(unaudited)

Note 12. Financial Highlights

          The following information sets forth the Company's financial highlights for the three months ended March 31, 2018 and March 31, 2017.

	Three Months Ended

	March 31, 2018	March 31, 2017

Per share data(1):
Net asset value, January 1, 2018 and January 1, 2017, respectively	$13.63	$13.46
Net investment income	0.34	0.34
Net realized and unrealized gains (losses)	(0.03)	0.10

Total net increase	0.31	0.44
Distributions declared to stockholders from net investment income	(0.34)	(0.34)

Net asset value, March 31, 2018 and March 31, 2017, respectively	$13.60	$13.56

Per share market value, March 31, 2018 and March 31, 2017, respectively	$13.15	$14.90

Total return based on market value(2)	(0.46)%	8.09%
Total return based on net asset value(3)	2.30%	3.25%
Shares outstanding at end of period	75,935,093	69,821,693
Average weighted shares outstanding for the period	75,935,093	69,718,698
Average net assets for the period	$1,033,023	$946,651
Ratio to average net assets:
Net investment income	10.10%	10.04%
Total expenses, before waivers/reimbursements	11.18%	10.07%
Total expenses, net of waivers/reimbursements	10.66%	8.52%
Average debt outstanding — Holdings Credit Facility	$322,943	$346,033
Average debt outstanding — Convertible Notes	155,250	155,250
Average debt outstanding — SBA-guaranteed debentures	150,000	121,745
Average debt outstanding — Unsecured Notes	206,000	90,000
Average debt outstanding — NMFC Credit Facility	81,694	34,661
Asset coverage ratio(4)	222.82%	227.10%
Portfolio turnover	4.41%	7.50%

(1)
Per share data is based on weighted average shares outstanding for the respective period (except for distributions declared to stockholders, which is based on actual rate per share).

(2)
Total return is calculated assuming a purchase of common stock at the opening of the first day of the year and a sale on the closing of the last business day of the period. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Company's dividend reinvestment plan.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

March 31, 2018

(in thousands, except share data)

(unaudited)

Note 12. Financial Highlights (Continued)

(3)
Total return is calculated assuming a purchase at net asset value on the opening of the first day of the year and a sale at net asset value on the last day of the period. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at the net asset value on the last day of the respective quarter.

(4)
On November 5, 2014, the Company received exemptive relief from the SEC allowing the Company to modify the asset coverage requirement to exclude the SBA-guaranteed debentures from this calculation.

Note 13. Recent Accounting Standards Updates

          In January 2016, the FASB issued Accounting Standards Update No. 2016-01, Financial Instruments — Overall Subtopic 825-10 — Recognition and Measurement of Financial Assets and Financial Liabilities ("ASU 2016-01"). ASU 2016-01 amends certain aspects of recognition, measurement, presentation and disclosure of financial assets and liabilities. ASU 2016-01 is effective for financial statements issued for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years. The new guidance must be applied by means of a cumulative-effect adjustment to the balance sheet as of the beginning of the fiscal year of adoption. The amendments related to equity securities without readily determinable fair values (including disclosure requirements) should be applied prospectively to equity investments that exist as of the date of adoption of ASU 2016-01. The Company is in the process of evaluating the impact that this guidance will have on the Company's consolidated financial statements and disclosures.

Note 14. Subsequent Events

          The Company's management has evaluated subsequent events through the date of issuance of the consolidated financial statements included herein. There have been no subsequent events that occurred during such period that would require disclosure in this Form 10-Q or would be required to be recognized in the consolidated financial statements as of and for the three months ended March 31, 2018, except as discussed below.

          On May 2, 2018, the Company's board of directors declared a second quarter 2018 distribution of $0.34 per share payable on June 29, 2018 to holders of record as of June 15, 2018.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholders and the board of directors of New Mountain Finance Corporation

Results of Review of Interim Financial Information

          We have reviewed the accompanying consolidated statement of assets and liabilities of New Mountain Finance Corporation and subsidiaries (the "Company"), including the consolidated schedule of investments, as of March 31, 2018, and the related consolidated statements of operations, changes in net assets and cash flows for the three-month periods ended March 31, 2018 and 2017, and the related notes (collectively referred to as the "interim financial information"). Based on our reviews, we are not aware of any material modifications that should be made to the accompanying interim financial information for it to be in conformity with accounting principles generally accepted in the United States of America.

          We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB), the consolidated statement of assets and liabilities of the Company, including the consolidated schedule of investments, as of December 31, 2017, and the related consolidated statements of operations, changes in net assets and cash flows for the year then ended (not presented herein); and in our report dated February 28, 2018, we expressed an unqualified opinion on those consolidated financial statements. In our opinion, the information set forth in the accompanying consolidated statement of assets and liabilities as of December 31, 2017, is fairly stated, in all material respects, in relation to the consolidated statement of assets and liabilities from which it has been derived.

Basis for Review Results

          This interim financial information is the responsibility of the Company's management. We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

          We conducted our reviews in accordance with standards of the PCAOB. A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the PCAOB, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

/s/ DELOITTE & TOUCHE LLP

May 7, 2018

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of
New Mountain Finance Corporation

Opinion on the Financial Statements and Financial Highlights

          We have audited the accompanying consolidated statements of assets and liabilities of New Mountain Finance Corporation and subsidiaries (the "Company"), including the consolidated schedules of investments, as of December 31, 2017 and 2016, and the related consolidated statements of operations, changes in net assets, and cash flows for each of the three years in the period ended December 31, 2017, the consolidated financial highlights for each of the five years in the period ended December 31, 2017, and the related notes. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Company as of December 31, 2017 and 2016, and the results of its operations, changes in net assets, and cash flows for each of the three years in the period ended December 31, 2017, and the financial highlights for each of the five years in the period ended December 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

          We have also audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB), the Company's internal control over financial reporting as of December 31, 2017, based on criteria established in Internal Control — Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission and our report dated February 28, 2018, expressed an unqualified opinion on the Company's internal control over financial reporting.

Basis for Opinion

          These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

          We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud.

          Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2017 and 2016, by correspondence with the custodian, loan agents and borrowers; where replies were not received we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

New York, New York
February 28, 2018

We have served as the Company's auditor since 2008.

New Mountain Finance Corporation

Consolidated Statements of Assets and Liabilities

(in thousands, except shares and per share data)

	December 31, 2017	December 31, 2016

Assets
Investments at fair value
Non-controlled/non-affiliated investments (cost of $1,438,889 and $1,379,603, respectively)	$1,462,182	$1,346,556
Non-controlled/affiliated investments (cost of $180,380 and $54,996, respectively)	178,076	57,440
Controlled investments (cost of $171,958 and $140,579, respectively)	185,402	154,821

Total investments at fair value (cost of $1,791,227 and $1,575,178, respectively)	1,825,660	1,558,817
Securities purchased under collateralized agreements to resell (cost of $30,000 and $30,000, respectively)	25,212	29,218
Cash and cash equivalents	34,936	45,928
Interest and dividend receivable	31,844	17,833
Receivable from affiliates	343	346
Receivable from unsettled securities sold	—	990
Other assets	10,023	2,886

Total assets	$1,928,018	$1,656,018

Liabilities
Borrowings
Holdings Credit Facility	$312,363	$333,513
Convertible Notes	155,412	155,523
SBA-guaranteed debentures	150,000	121,745
Unsecured Notes	145,000	90,000
NMFC Credit Facility	122,500	10,000
Deferred financing costs (net of accumulated amortization of $16,578 and $12,279, respectively)	(15,777)	(14,041)

Net borrowings	869,498	696,740
Management fee payable	7,065	5,852
Incentive fee payable	6,671	5,745
Interest payable	5,107	3,172
Deferred tax liability	894	1,034
Payable to affiliates	863	136
Payable for unsettled securities purchased	—	2,740
Other liabilities	2,945	2,037

Total liabilities	893,043	717,456
Commitments and contingencies (See Note 9)
Net assets
Preferred stock, par value $0.01 per share, 2,000,000 shares authorized, none issued	—	—
Common stock, par value $0.01 per share, 100,000,000 shares authorized, 75,935,093 and 69,755,387 shares issued, respectively, and 75,935,093 and 69,717,814 shares outstanding, respectively	759	698
Paid in capital in excess of par	1,053,468	1,001,862
Treasury stock at cost, 0 and 37,573 shares held, respectively	—	(460)
Accumulated undistributed net investment income	39,165	2,073
Accumulated undistributed net realized (losses) gains on investments	(76,681)	(36,947)
Net unrealized appreciation (depreciation) (net of provision for taxes of $894 and $1,034, respectively)	18,264	(28,664)

Total net assets	$1,034,975	$938,562

Total liabilities and net assets	$1,928,018	$1,656,018

Number of shares outstanding	75,935,093	69,717,814
Net asset value per share	$13.63	$13.46

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Statements of Operations

(in thousands, except shares and per share data)

	Year Ended December 31,

	2017	2016	2015

Investment income
From non-controlled/non-affiliated investments:
Interest income	$145,283	$140,983	$132,665
Dividend income	159	220	(407)
Non-cash dividend income	811	—	—
Other income	8,751	7,708	5,996
From non-controlled/affiliated investments:
Interest income	2,808	4,538	5,402
Dividend income	3,498	3,728	3,619
Non-cash dividend income	12,627	156	—
Other income	1,186	1,193	1,965
From controlled investments:
Interest income	1,709	1,904	2,007
Dividend income	15,740	4,073	—
Non-cash dividend income	4,415	3,023	2,559
Other income	819	558	49

Total investment income	197,806	168,084	153,855

Expenses
Incentive fee	25,101	22,011	20,591
Management fee	32,694	27,551	25,858
Interest and other financing expenses	37,094	28,452	23,374
Professional fees	3,658	3,087	3,214
Administrative expenses	2,779	2,683	2,450
Other general and administrative expenses	1,636	1,589	1,665

Total expenses	102,962	85,373	77,152
Less: management and incentive fees waived (see Note 5)	(7,442)	(4,824)	(5,219)
Less: expenses waived and reimbursed (see Note 5)	(474)	(725)	(733)

Net expenses	95,046	79,824	71,200

Net investment income before income taxes	102,760	88,260	82,655
Income tax expense	556	152	160

Net investment income	102,204	88,108	82,495
Net realized (losses) gains:
Non-controlled/non-affiliated investments	(39,734)	(16,717)	(12,789)
Net change in unrealized appreciation (depreciation):
Non-controlled/non-affiliated investments	56,340	30,742	(40,807)
Non-controlled/affiliated investments	(4,748)	1,315	(633)
Controlled investments	(798)	8,074	6,168
Securities purchased under collateralized agreements to resell	(4,006)	(486)	(296)
Benefit (provision) for taxes	140	642	(1,183)

Net realized and unrealized gains (losses)	7,194	23,570	(49,540)

Net increase in net assets resulting from operations	$109,398	$111,678	$32,955

Basic earnings per share	$1.47	$1.72	$0.55
Weighted average shares of common stock outstanding — basic (See Note 12)	74,171,268	64,918,191	59,715,290
Diluted earnings per share	$1.38	$1.60	$0.55
Weighted average shares of common stock outstanding — diluted (See Note 12)	83,995,395	72,863,387	66,968,089
Distributions declared and paid per share	$1.36	$1.36	$1.36

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Statements of Changes in Net Assets

(in thousands, except share data)

	Year Ended December 31,

	2017	2016	2015

Increase (decrease) in net assets resulting from operations:
Net investment income	$102,204	$88,108	$82,495
Net realized (losses) gains on investments	(39,734)	(16,717)	(12,789)
Net change in unrealized appreciation (depreciation) of investments	50,794	40,131	(35,272)
Net change in unrealized (depreciation) appreciation of securities purchased under collateralized agreements to resell	(4,006)	(486)	(296)
Benefit (provision) for taxes	140	642	(1,183)

Net increase in net assets resulting from operations	109,398	111,678	32,955
Capital transactions
Net proceeds from shares sold	81,478	79,063	79,415
Deferred offering costs	(172)	(328)	(285)
Other	(81)	—	—
Distributions declared to stockholders from net investment income	(100,905)	(88,764)	(81,002)
Reinvestment of distributions	6,695	2,953	3,655
Repurchase of shares under repurchase program	—	(2,948)	—

Total net (decrease) increase in net assets resulting from capital transactions	(12,985)	(10,024)	1,783

Net increase in net assets	96,413	101,654	34,738
Net assets at the beginning of the period	938,562	836,908	802,170

Net assets at the end of the period(1)	$1,034,975	$938,562	$836,908

Capital share activity
Shares sold	5,750,000	5,750,000	5,750,000
Shares issued from reinvestment of distributions	429,706	—	257,497
Shares reissued from repurchase program in connection with reinvestment of distributions	37,573	210,926	—
Shares repurchased under repurchase program	—	(248,499)	—

Net increase in shares outstanding	6,217,279	5,712,427	6,007,497

(1)
For the years ended December 31, 2017, December 31, 2016 and December 31, 2015, includes accumulated undistributed net investment income of $39,165, $2,073 and $4,164, respectively.

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Statements of Cash Flows

(in thousands)

	Year Ended December 31,

	2017	2016	2015

Cash flows from operating activities
Net increase in net assets resulting from operations	$109,398	$111,678	$32,955
Adjustments to reconcile net (increase) decrease in net assets resulting from operations to net cash (used in) provided by operating activities:
Net realized losses (gains) on investments	39,734	16,717	12,789
Net change in unrealized (appreciation) depreciation of investments	(50,794)	(40,131)	35,272
Net change in unrealized depreciation (appreciation) of securities purchased under collateralized agreements to resell	4,006	486	296
Amortization of purchase discount	(9,202)	(3,096)	(2,511)
Amortization of deferred financing costs	4,299	3,457	2,955
Amortization of premium on Convertible Notes	(111)	(28)	—
Non-cash investment income	(9,367)	(7,644)	(5,978)
(Increase) decrease in operating assets:
Purchase of investments and delayed draw facilities	(1,000,229)	(557,897)	(609,667)
Proceeds from sales and paydowns of investments	767,360	547,078	483,936
Cash received for purchase of undrawn portion of revolving credit or delayed draw facilities	552	177	157
Cash paid for purchase of drawn portion of revolving credit facilities	—	(348)	(3,227)
Cash paid for drawn revolvers	(24,615)	(11,651)	(4,376)
Cash repayments on drawn revolvers	19,718	10,202	6,052
Interest and dividend receivable	(14,011)	(4,001)	(2,088)
Receivable from affiliates	3	14	130
Receivable from unsettled securities sold	990	(990)	8,912
Other assets	(6,523)	(1,080)	(156)
Increase (decrease) in operating liabilities:
Management fee payable	1,213	386	322
Incentive fee payable	926	123	819
Interest payable	1,935	829	991
Deferred tax (benefit) liability	(140)	(642)	1,183
Payable to affiliates	727	(428)	(258)
Payable for unsettled securities purchased	(2,740)	(2,701)	(21,019)
Other liabilities	558	(2)	(836)

Net cash flows (used in) provided by operating activities	(166,313)	60,508	(63,347)

Cash flows from financing activities
Net proceeds from shares sold	81,478	79,063	79,415
Distributions paid	(94,210)	(85,811)	(77,347)
Offering costs paid	(441)	(261)	(325)
Proceeds from Holdings Credit Facility	505,450	177,600	400,355
Repayment of Holdings Credit Facility	(526,600)	(263,400)	(449,150)
Proceeds from Convertible Notes	—	40,552	—
Proceeds from SBA-guaranteed debentures	28,255	4,000	80,245
Proceeds from Unsecured Notes	55,000	90,000	—
Proceeds from NMFC Credit Facility	354,600	166,500	148,800
Repayment of NMFC Credit Facility	(242,100)	(246,500)	(108,800)
Deferred financing costs paid	(6,030)	(3,477)	(3,189)
Repurchase of shares under repurchase program	—	(2,948)	—
Other	(81)	—	—

Net cash flows provided by (used in) financing activities	155,321	(44,682)	70,004

Net (decrease) increase in cash and cash equivalents	(10,992)	15,826	6,657
Cash and cash equivalents at the beginning of the period	45,928	30,102	23,445

Cash and cash equivalents at the end of the period	$34,936	$45,928	$30,102

Supplemental disclosure of cash flow information
Cash interest paid	$29,658	$23,768	$18,683
Income taxes paid	414	85	217
Non-cash operating activities:
Non-cash activity on investments	$12,858	$7,186	$60,652
Non-cash financing activities:
Value of shares issued in connection with reinvestment of distributions	$6,135	$—	$3,655
Value of shares reissued from repurchase program in connection with reinvestment of distributions	560	2,953	—
Accrual for offering costs	944	598	638
Accrual for deferred financing costs	103	99	81

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments

December 31, 2017

(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(9)	Maturity/ Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets
Non-Controlled/Non-Affiliated Investments
Funded Debt Investments — United Kingdom
Air Newco LLC**
Software	Second lien(3)	10.94% (L + 9.50%/Q)	1/31/2023	$40,000	$39,033	$39,000	3.77%
Shine Acquisition Co. S.à.r.l / Boing US Holdco Inc.**
Consumer Services	Second lien(3)	8.88% (L + 7.50%/Q)	10/3/2025	40,353	40,056	40,656	3.93%

Total Funded Debt Investments — United Kingdom				$80,353	$79,089	$79,656	7.70%

Funded Debt Investments — United States
AmWINS Group, Inc.
Business Services	Second lien(3)	8.32% (L + 6.75%/M)	1/25/2025	$57,000	$56,804	$57,606	5.57%
Alegeus Technologies, LLC
Healthcare Services	Second lien(3)(10)	10.19% (L + 8.50%/Q)	10/30/2023	23,500	23,500	23,500
	Second lien(4)(10)	10.19% (L + 8.50%/Q)	10/30/2023	22,500	22,500	22,500

				46,000	46,000	46,000	4.44%

PetVet Care Centers LLC
Consumer Services	First lien(2)(10)	7.69% (L + 6.00%/Q)	6/8/2023	34,527	34,409	34,872
	First lien(3)(10)(11) — Drawn	7.55% (L + 6.00%/Q)	6/8/2023	8,646	8,616	8,733
	First lien(3)(10)(11) — Drawn	9.50% (P + 5.00%/Q)	6/8/2023	2,200	2,192	2,200

				45,373	45,217	45,805	4.43%

Integro Parent Inc.
Business Services	First lien(2)	7.16% (L + 5.75%/Q)	10/31/2022	34,873	34,601	34,786
	Second lien(3)	10.63% (L + 9.25%/Q)	10/30/2023	10,000	9,920	9,800

				44,873	44,521	44,586	4.31%

Severin Acquisition, LLC
Software	Second lien(4)(10)	10.32% (L + 8.75%/M)	7/29/2022	15,000	14,891	15,000
	Second lien(3)(10)	10.32% (L + 8.75%/M)	7/29/2022	14,518	14,361	14,518
	Second lien(4)(10)	10.32% (L + 8.75%/M)	7/29/2022	4,154	4,123	4,154
	Second lien(4)(10)	10.82% (L + 9.25%/M)	7/29/2022	3,273	3,248	3,273
	Second lien(3)(10)	10.57% (L + 9.00%/M)	7/29/2022	2,361	2,341	2,361
	Second lien(3)(10)	10.82% (L + 9.25%/M)	7/29/2022	1,825	1,810	1,825
	Second lien(4)(10)	10.82% (L + 9.25%/M)	7/29/2022	300	298	300

				41,431	41,072	41,431	4.00%

Salient CRGT Inc.
Federal Services	First lien(2)	7.32% (L + 5.75%/M)	2/28/2022	40,894	40,421	41,251	3.99%
Tenawa Resource Holdings LLC(13)
Tenawa Resource Management LLC
Energy	First lien(3)(10)	10.50% (Base + 8.00%/Q)	10/30/2024	39,900	39,835	39,900	3.86%
VetCor Professional Practices LLC
Consumer Services	First lien(4)	7.69% (L + 6.00%/Q)	4/20/2021	19,111	18,996	19,134
	First lien(2)	7.69% (L + 6.00%/Q)	4/20/2021	7,714	7,603	7,724
	First lien(3)(11) — Drawn	7.69% (L + 6.00%/Q)	4/20/2021	6,005	5,891	6,013
	First lien(4)	7.69% (L + 6.00%/Q)	4/20/2021	2,650	2,632	2,654
	First lien(2)	7.69% (L + 6.00%/Q)	4/20/2021	1,632	1,606	1,634
	First lien(4)	7.69% (L + 6.00%/Q)	4/20/2021	495	487	496
	First lien(3)(11) — Drawn	7.69% (L + 6.00%/Q)	4/20/2021	1,426	1,412	1,428

				39,033	38,627	39,083	3.78%

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

December 31, 2017

(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(9)	Maturity/ Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets
Frontline Technologies Group Holdings, LLC
Education	First lien(2)(10)	8.09% (L + 6.50%/Q)	9/18/2023	$16,750	$16,629	$16,625
	First lien(4)(10)	8.09% (L + 6.50%/Q)	9/18/2023	22,613	22,450	22,444

				39,363	39,079	39,069	3.77%

Kronos Incorporated
Software	Second lien(2)	9.63% (L + 8.25%/Q)	11/1/2024	36,000	35,508	37,449	3.62%
Valet Waste Holdings, Inc.
Business Services	First lien(2)(10)	8.57% (L + 7.00%/M)	9/24/2021	29,325	29,078	29,325
	First lien(2)(10)	8.57% (L + 7.00%/M)	9/24/2021	3,731	3,697	3,731

				33,056	32,775	33,056	3.19%

Evo Payments International, LLC
Business Services	Second lien(2)	10.57% (L + 9.00%/M)	12/23/2024	25,000	24,824	25,250
	Second lien(3)	10.57% (L + 9.00%/M)	12/23/2024	5,000	5,052	5,050

				30,000	29,876	30,300	2.93%

Wirepath LLC
Distribution & Logistics	First lien(2)	6.87% (L + 5.25%/Q)	8/5/2024	27,731	27,598	28,112	2.72%
Ansira Holdings, Inc.
Business Services	First lien(2)	8.19% (L + 6.50%/Q)	12/20/2022	25,920	25,809	25,855
	First lien(3)(11) — Drawn	8.19% (L + 6.50%/Q)	12/20/2022	2,107	2,097	2,102

				28,027	27,906	27,957	2.70%

TW-NHME Holdings Corp.(20)
National HME, Inc.
Healthcare Services	Second lien(4)(10)	10.95% (L + 9.25%/Q)	7/14/2022	21,500	21,301	21,646
	Second lien(3)(10)	10.95% (L + 9.25%/Q)	7/14/2022	5,800	5,737	5,839

				27,300	27,038	27,485	2.66%

Navicure, Inc.
Healthcare Services	Second lien(3)	8.86% (L + 7.50%/M)	10/31/2025	26,952	26,819	27,154	2.62%
Trader Interactive, LLC
Business Services	First lien(2)(10)	7.50% (L + 6.00%/M)	6/17/2024	27,190	26,999	26,986	2.61%
Marketo, Inc.
Software	First lien(3)(10)	11.19% (L + 9.50%/Q)	8/16/2021	26,820	26,509	26,820	2.59%
Keystone Acquisition Corp.
Healthcare Services	First lien(2)	6.94% (L + 5.25%/Q)	5/1/2024	19,950	19,764	20,087
	Second lien(3)	10.94% (L + 9.25%/Q)	5/1/2025	4,500	4,457	4,511

				24,450	24,221	24,598	2.38%

iPipeline, Inc. (Internet Pipeline, Inc.)
Software	First lien(4)(10)	8.82% (L + 7.25%/M)	8/4/2022	17,589	17,464	17,589
	First lien(4)(10)	7.74% (L + 6.25%/M)	8/4/2022	4,577	4,556	4,554
	First lien(2)(10)	7.74% (L + 6.25%/M)	8/4/2022	1,161	1,155	1,155
	First lien(4)(10)	7.74% (L + 6.25%/M)	8/4/2022	511	508	508

				23,838	23,683	23,806	2.30%

AAC Holding Corp.
Education	First lien(2)(10)	9.62% (L + 8.25%/M)	9/30/2020	23,161	22,953	23,161	2.24%
BackOffice Associates Holdings, LLC
Business Services	First lien(2)(10)	8.06% (L + 6.50%/M)	8/25/2023	22,869	22,679	22,669	2.19%
TWDiamondback Holdings Corp.(15)
Diamondback Drugs of Delaware, L.L.C. (TWDiamondback II Holdings LLC)
Distribution & Logistics	First lien(4)(10)	10.49% (L + 8.75%/Q)	11/19/2019	19,895	19,895	19,895
	First lien(3)(10)	10.44% (L + 8.75%/Q)	11/19/2019	2,158	2,158	2,158
	First lien(4)(10)	10.44% (L + 8.75%/Q)	11/19/2019	605	605	605

				22,658	22,658	22,658	2.19%

EN Engineering, LLC
Business Services	First lien(2)(10)	7.69% (L + 6.00%/Q)	6/30/2021	20,893	20,760	20,893
	First lien(2)(10)	7.69% (L + 6.00%/Q)	6/30/2021	1,208	1,200	1,208

				22,101	21,960	22,101	2.14%

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

December 31, 2017

(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(9)	Maturity/ Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets
Avatar Topco, Inc(23)
EAB Global, Inc.
Education	Second lien(3)	8.99% (L + 7.50%/M)	11/17/2025	$21,450	$21,132	$21,236	2.05%
DigiCert Holdings, Inc.
Business Services	Second lien(3)	9.38% (L + 8.00%/Q)	10/31/2025	20,176	20,077	20,347	1.97%
DiversiTech Holdings, Inc.
Distribution & Logistics	Second lien(3)	9.20% (L + 7.50%/Q)	6/2/2025	19,500	19,315	19,744	1.91%
ABILITY Network Inc.
Healthcare Information Technology	Second lien(3)	9.21% (L + 7.75%/M)	12/12/2025	18,851	18,839	18,945	1.83%
KeyPoint Government Solutions, Inc.
Federal Services	First lien(2)(10)	7.35% (L + 6.00%/Q)	4/18/2024	18,413	18,243	18,597	1.80%
AgKnowledge Holdings Company, Inc.
Business Services	Second lien(2)(10)	9.82% (L + 8.25%/M)	7/23/2020	18,500	18,409	18,500	1.79%
VF Holding Corp.
Software	Second lien(3)(10)	10.57% (L + 9.00%/M)	6/28/2024	17,086	17,396	17,598	1.70%
DCA Investment Holding, LLC
Healthcare Services	First lien(2)(10)	6.94% (L + 5.25%/Q)	7/2/2021	17,453	17,344	17,453	1.69%
OEConnection LLC
Business Services	Second lien(3)	9.69% (L + 8.00%/Q)	11/22/2025	16,841	16,548	16,841	1.63%
TIBCO Software Inc.
Software	Subordinated(3)	11.38%/S	12/1/2021	15,000	14,714	16,378	1.58%
American Tire Distributors, Inc.
Distribution & Logistics	Subordinated(3)	10.25%/S	3/1/2022	15,520	15,267	16,063	1.55%
Hill International, Inc.**
Business Services	First lien(2)(10)	7.32% (L + 5.75%/M)	6/21/2023	15,721	15,648	15,642	1.51%
Netsmart Inc. / Netsmart Technologies, Inc.
Healthcare Information Technology	Second lien(2)	10.98% (L + 9.50%/Q)	10/19/2023	15,000	14,686	15,075	1.46%
Transcendia Holdings, Inc.
Packaging	Second lien(3)	9.57% (L + 8.00%/M)	5/30/2025	14,500	14,309	14,391	1.39%
SW Holdings, LLC
Business Services	Second lien(4)(10)	10.44% (L + 8.75%/Q)	12/30/2021	14,265	14,167	14,331	1.38%
Peraton Holding Corp. (fka MHVC Acquisition Corp.)
Federal Services	First lien(2)	6.95% (L + 5.25%/Q)	4/29/2024	14,030	13,987	14,135	1.37%
Ministry Brands, LLC
Software	First lien(3)	6.38% (L + 5.00%/Q)	12/2/2022	2,993	2,980	2,993
	First lien(3)(10)(11) — Drawn	6.57% (L + 5.00%/M)	12/2/2022	1,000	995	1,000
	Second lien(3)(10)	10.63% (L + 9.25%/Q)	6/2/2023	7,840	7,788	7,840
	Second lien(3)(10)	10.63% (L + 9.25%/Q)	6/2/2023	2,160	2,146	2,160

				13,993	13,909	13,993	1.35%

nThrive, Inc. (fka Precyse Acquisition Corp.)
Healthcare Services	Second lien(2)(10)	11.32% (L + 9.75%/M)	4/20/2023	13,000	12,813	12,702	1.23%
FR Arsenal Holdings II Corp.
Business Services	First lien(2)(10)	8.81% (L + 7.25%/Q)	9/8/2022	12,356	12,252	12,373	1.19%
Amerijet Holdings, Inc.
Distribution & Logistics	First lien(4)(10)	9.57% (L + 8.00%/M)	7/15/2021	10,403	10,344	10,458
	First lien(4)(10)	9.57% (L + 8.00%/M)	7/15/2021	1,734	1,724	1,743

				12,137	12,068	12,201	1.18%

SSH Group Holdings, Inc. Education	First lien(2)(10)	6.69% (L + 5.00%/Q)	10/2/2024	8,407	8,366	8,365
	Second lien(3)(10)	10.69% (L + 9.00%/Q)	10/2/2025	3,363	3,330	3,329

				11,770	11,696	11,694	1.13%

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

December 31, 2017

(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(9)	Maturity/ Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets
ProQuest LLC
Business Services	Second lien(3)	10.55% (L + 9.00%/M)	12/15/2022	$11,620	$11,440	$11,620	1.12%
Xactly Corporation
Software	First lien(4)(10)	8.82% (L + 7.25%/M)	7/29/2022	11,600	11,492	11,484	1.11%
Zywave, Inc.
Software	Second lien(4)(10)	10.42% (L + 9.00%/Q)	11/17/2023	11,000	10,927	11,011
	First lien(3)(10)(11) — Drawn	8.50% (P + 4.00%/Q)	11/17/2022	200	199	200
	First lien(3)(10)(11) — Drawn	6.57% (L + 5.00%/Q)	11/17/2022	250	248	250

				11,450	11,374	11,461	1.11%

QC McKissock Investment, LLC(14)
McKissock, LLC
Education	First lien(2)(10)	7.94% (L + 6.25%/Q)	8/5/2021	6,415	6,386	6,415
	First lien(2)(10)	7.94% (L + 6.25%/Q)	8/5/2021	3,058	3,046	3,058
	First lien(2)(10)	7.94% (L + 6.25%/Q)	8/5/2021	987	983	987

				10,460	10,415	10,460	1.01%

Masergy Holdings, Inc.
Business Services	Second lien(2)	10.19% (L + 8.50%/Q)	12/16/2024	10,000	9,943	10,144	0.98%
Idera, Inc.
Software	Second lien(4)	10.57% (L + 9.00%/M)	6/27/2025	10,000	9,856	10,100	0.97%
Quest Software US Holdings Inc.
Software	First lien(2)	6.92% (L + 5.50%/Q)	10/31/2022	9,899	9,775	10,071	0.97%
PowerPlan Holdings, Inc.
Software	Second lien(2)(10)	10.57% (L + 9.00%/M)	2/23/2023	10,000	9,927	10,000	0.97%
WD Wolverine Holdings, LLC
Healthcare Services	First lien(2)	7.07% (L + 5.50%/M)	8/16/2022	9,813	9,534	9,512	0.92%
Pelican Products, Inc.
Business Products	Second lien(2)	9.94% (L + 8.25%/Q)	4/9/2021	9,500	9,533	9,500	0.92%
J.D. Power (fka J.D. Power and Associates)
Business Services	Second lien(3)	10.19% (L + 8.50%/Q)	9/7/2024	9,333	9,230	9,473	0.91%
Harley Marine Services, Inc.
Distribution & Logistics	Second lien(2)	10.63% (L + 9.25%/Q)	12/20/2019	9,000	8,929	8,955	0.86%
JAMF Holdings, Inc.
Software	First lien(3)(10)	9.41% (L + 8.00%/Q)	11/11/2022	8,757	8,672	8,670	0.84%
Autodata, Inc. (Autodata Solutions, Inc.)
Business Services	Second lien(3)	8.82% (L + 7.25%/Q)	12/12/2025	7,406	7,387	7,387	0.71%
MH Sub I, LLC (Micro Holding Corp.)
Software	Second lien(3)	9.09% (L + 7.50%/Q)	9/15/2025	7,000	6,932	7,048	0.68%
First American Payment Systems, L.P.
Business Services	First lien(2)	7.14% (L + 5.75%/M)	1/5/2024	6,844	6,783	6,880	0.66%
Solera LLC / Solera Finance, Inc.
Software	Subordinated(3)	10.50%/S	3/1/2024	5,000	4,791	5,650	0.55%
Pathway Partners Vet Management Company LLC
Consumer Services	Second lien(4)	9.57% (L + 8.00%/M)	10/10/2025	5,556	5,527	5,527	0.53%
Applied Systems, Inc.
Software	Second lien(3)	8.69% (L + 7.00%/Q)	9/19/2025	4,923	4,923	5,106	0.49%
ADG, LLC
Healthcare Services	Second lien(3)(10)	10.57% (L + 9.00%/M)	3/28/2024	5,000	4,934	5,038	0.49%
Vencore, Inc. (fka The SI Organization Inc.)
Federal Services	Second lien(3)	10.44% (L + 8.75%/Q)	5/23/2020	4,400	4,350	4,450	0.43%
Affinity Dental Management, Inc.
Healthcare Services	First lien(2)(10)	7.59% (L + 6.00%/Q)	9/15/2023	4,344	4,302	4,301	0.41%
York Risk Services Holding Corp.
Business Services	Subordinated(3)	8.50%/S	10/1/2022	3,000	3,000	2,940	0.28%
Ensemble S Merger Sub, Inc.
Software	Subordinated(3)	9.00%/S	9/30/2023	2,000	1,946	2,125	0.20%

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

December 31, 2017

(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(9)	Maturity/ Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets
Education Management Corporation(12)
Education Management II LLC
Education	First lien(2)	5.85% (L + 4.50%/Q)	7/2/2020	$211	$205	$82
	First lien(3)	5.85% (L + 4.50%/Q)	7/2/2020	119	116	46
	First lien(2)	8.85% (L + 7.50%/Q)	7/2/2020	475	437	10
	First lien(3)	8.85% (L + 7.50%/Q)	7/2/2020	268	247	6

				1,073	1,005	144	0.01%

Total Funded Debt Investments — United States				$1,319,560	$1,309,577	$1,325,328	128.05%

Total Funded Debt Investments				$1,399,913	$1,388,666	$1,404,984	135.75%

Equity — Hong Kong
Bach Special Limited (Bach Preference Limited)**
Education	Preferred shares(3)(10)(22)	—	—	58,868	$5,807	$5,806	0.56%

Total Shares — Hong Kong					$5,807	$5,806	0.56%

Equity — United States
Avatar Topco, Inc.(23)
Education	Preferred shares(3)(10)(23)	—	—	35,750	$35,220	$35,204	3.40%
Tenawa Resource Holdings LLC(13)
QID NGL LLC
Energy	Ordinary shares(7)(10)	—	—	5,290,997	5,291	8,154
	Preferred shares(7)(10)	—	—	620,706	621	1,007

					5,912	9,161	0.88%

TWDiamondback Holdings Corp.(15)
Distribution & Logistics	Preferred shares(4)(10)	—	—	200	2,000	4,508	0.44%
TW-NHME Holdings Corp.(20)
Healthcare Services	Preferred shares(4)(10)	—	—	100	1,000	944
	Preferred shares(4)(10)	—	—	16	158	149
	Preferred shares(4)(10)	—	—	6	68	58

					1,226	1,151	0.11%

Ancora Acquisition LLC
Education	Preferred shares(6)(10)	—	—	372	83	393	0.04%
Education Management Corporation(12)
Education	Preferred shares(2)	—	—	3,331	200	—
	Preferred shares(3)	—	—	1,879	113	—
	Ordinary shares(2)	—	—	2,994,065	100	10
	Ordinary shares(3)	—	—	1,688,976	56	6

					469	16	0.00%

Total Shares — United States					$44,910	$50,433	4.87%

Total Shares					$50,717	$56,239	5.43%

Warrants — United States
ASP LCG Holdings, Inc.
Education	Warrants(3)(10)	—	5/5/2026	622	$37	$1,089	0.11%
Ancora Acquisition LLC
Education	Warrants(6)(10)	—	8/12/2020	20	—	—	—%
YP Equity Investors, LLC
Media	Warrants(5)(10)	—	5/8/2022	5	—	—	—%

Total Warrants — United States					$37	$1,089	0.11%

Total Funded Investments					$1,439,420	$1,462,312	141.29%

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

December 31, 2017

(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(9)	Maturity/ Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets
Unfunded Debt Investments — United States
PetVet Care Centers LLC
Consumer Services	First lien(3)(10)(11) — Undrawn	—	6/8/2019	$4,439	$(16)	$44	0.00%
VetCor Professional Practices LLC
Consumer Services	First lien(3)(11) — Undrawn	—	4/20/2021	1,274	(13)	2
	First lien(3)(11) — Undrawn	—	12/29/2019	8,552	(75)	11

				9,826	(88)	13	0.00%

DCA Investment Holding, LLC
Healthcare Services	First lien(3)(10)(11) — Undrawn	—	7/2/2021	2,100	(21)	—
	First lien(3)(10)(11) —
	Undrawn	—	12/20/2019	13,465	(118)	—

				15,565	(139)	—	—%

iPipeline, Inc. (Internet Pipeline, Inc.)
Software	First lien(3)(10)(11) — Undrawn	—	8/4/2021	1,000	(10)	—	—%
Valet Waste Holdings, Inc.
Business Services	First lien(3)(10)(11) — Undrawn	—	9/24/2021	3,750	(47)	—	—%
Zywave, Inc.
Software	First lien(3)(10)(11) — Undrawn	—	11/17/2022	1,550	(12)	—	—%
Marketo, Inc.
Software	First lien(3)(10)(11) — Undrawn	—	8/16/2021	1,788	(27)	—	—%
Ansira Holdings, Inc.
Business Services	First lien(3)(11) — Undrawn	—	12/20/2018	1,700	(9)	(4)	(0.00)%
JAMF Holdings, Inc.
Software	First lien(3)(10)(11) — Undrawn	—	11/11/2022	750	(8)	(8)	(0.00)%
Xactly Corporation
Software	First lien(3)(10)(11) — Undrawn	—	7/29/2022	992	(10)	(10)	(0.00)%
Pathway Partners Vet Management Company LLC
Consumer Services	Second lien(4)(11) — Undrawn	—	10/10/2019	2,444	(12)	(12)	(0.00)%
Trader Interactive, LLC
Business Services	First lien(3)(10)(11) — Undrawn	—	6/15/2023	1,673	(13)	(13)	(0.00)%
BackOffice Associates Holdings, LLC
Business Services	First lien(3)(10)(11) — Undrawn	—	8/24/2018	3,448	(13)	(13)
	First lien(3)(10)(11) —
	Undrawn	—	8/25/2023	2,586	(23)	(23)

				6,034	(36)	(36)	(0.00)%

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

December 31, 2017

(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(9)	Maturity/ Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets
Affinity Dental Management, Inc.
Healthcare Services	First lien(3)(10)(11) — Undrawn	—	3/15/2019	$11,584	$(29)	$(29)
	First lien(3)(10)(11) —
	Undrawn	—	3/15/2023	1,738	(17)	(17)

				13,322	(46)	(46)	(0.00)%

Frontline Technologies Group Holdings, LLC
Education	First lien(3)(10)(11) — Undrawn	—	9/18/2019	7,738	(58)	(58)	(0.01)%

Total Unfunded Debt Investments — United States				$72,571	$(531)	$(130)	(0.01)%

Total Non-Controlled/Non-Affiliated Investments					$1,438,889	$1,462,182	141.28%

Non-Controlled/Affiliated Investments(24)
Funded Debt Investments — United States
Edmentum Ultimate Holdings, LLC(16)
Edmentum, Inc. (fka Plato, Inc.) (Archipelago Learning, Inc.)
Education	Second lien(3)(10)(11) — Drawn	5.00%/M	6/9/2020	$3,172	$3,172	$3,172
	Subordinated(3)(10)	8.50% PIK/Q*	6/9/2020	4,491	4,486	4,491
	Subordinated(2)(10)	10.00% PIK/Q*	6/9/2020	16,760	16,760	13,408
	Subordinated(3)(10)	10.00% PIK/Q*	6/9/2020	4,123	4,123	3,298

				28,546	28,541	24,369	2.36%

Permian Holdco 1, Inc.
Permian Holdco 2, Inc.
Energy	Subordinated(3)(10)	14.00% PIK/Q*	10/15/2021	2,007	2,007	2,007
	Subordinated(3)(10)(11) — Drawn	14.00% PIK/Q*	10/15/2021	696	696	696

				2,703	2,703	2,703	0.26%

Total Funded Debt Investments — United States				$31,249	$31,244	$27,072	2.62%

Equity — United States
HI Technology Corp.
Business Services	Preferred shares(3)(10)(21)	—	—	2,768,000	$105,155	$105,155	10.16%
NMFC Senior Loan Program I LLC**
Investment Fund	Membership interest(3)(10)	—	—	—	23,000	23,000	2.22%
Sierra Hamilton Holdings Corporation
Energy	Ordinary shares(2)(10)	—	—	25,000,000	11,501	11,094
	Ordinary shares(3)(10)	—	—	2,786,000	1,281	1,236

					12,782	12,330	1.19%

Permian Holdco 1, Inc.
Energy	Preferred shares(3)(10)(17)	—	—	1,569,226	6,829	8,631
	Ordinary shares(3)(10)	—	—	1,366,452	1,350	1,399

					8,179	10,030	0.97%

Edmentum Ultimate Holdings, LLC(16)
Education	Ordinary shares(3)(10)	—	—	123,968	$11	$262
	Ordinary shares(2)(10)	—	—	107,143	9	227

					20	489	0.05%

Total Shares — United States					$149,136	$151,004	14.59%

Total Funded Investments					$180,380	$178,076	17.21%

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

December 31, 2017

(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(9)	Maturity/ Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets
Unfunded Debt Investments — United States
Edmentum Ultimate Holdings, LLC(16)
Edmentum, Inc. (fka Plato, Inc.) (Archipelago Learning, Inc.)
Education	Second lien(3)(10)(11) — Undrawn	—	6/9/2020	$1,709	$—	$—	—%
Permian Holdco 1, Inc.
Permian Holdco 2, Inc.
Energy	Subordinated(3)(10)(11) — Undrawn	—	10/15/2021	342	—	—	—%

Total Unfunded Debt Investments — United States				$2,051	$—	$—	—%

Total Non-Controlled/Affiliated Investments					$180,380	$178,076	17.21%

Controlled Investments(25)
Funded Debt Investments — United States
UniTek Global Services, Inc.
Business Services	First lien(2)(10)	10.20% (L + 8.50%/Q)	1/13/2019	$10,846	$10,846	$10,846
	First lien(2)(10)	9.84% (L + 7.50% + 1.00% PIK/Q)*	1/13/2019	797	797	797
	Subordinated(2)(10)	15.00% PIK/Q*	7/13/2019	2,003	2,003	2,003
	Subordinated(3)(10)	15.00% PIK/Q*	7/13/2019	1,198	1,198	1,198

				14,844	14,844	14,844	1.43%

Total Funded Debt Investments — United States				$14,844	$14,844	$14,844	1.43%

Equity — Canada
NM APP Canada Corp.**
Net Lease	Membership interest(8)(10)	—	—	—	$7,345	$7,962	0.77%

Total Shares — Canada					$7,345	$7,962	0.77%

Equity — United States
NMFC Senior Loan Program II LLC**
Investment Fund	Membership interest(3)(10)	—	—	—	$79,400	$79,400	7.67%
UniTek Global Services, Inc.
Business Services	Preferred shares(2)(10)(18)	—	—	21,753,102	19,373	19,288
	Preferred shares(3)(10)(18)	—	—	6,011,522	5,353	5,330
	Preferred shares(3)(10)(19)	—	—	10,863,583	10,864	10,864
	Ordinary shares(2)(10)	—	—	2,096,477	1,925	7,313
	Ordinary shares(3)(10)	—	—	1,993,749	531	6,954

					38,046	49,749	4.81%

NM CLFX LP
Net Lease	Membership interest(8)(10)	—	—	—	12,538	12,538	1.21%
NM KRLN LLC
Net Lease	Membership interest(8)(10)	—	—	—	7,510	8,195	0.79%
NM DRVT LLC
Net Lease	Membership interest(8)(10)	—	—	—	5,152	5,385	0.52%
NM APP US LLC
Net Lease	Membership interest(8)(10)	—	—	—	5,080	5,138	0.50%
NM JRA LLC
Net Lease	Membership interest(8)(10)	—	—	—	2,043	2,191	0.21%

Total Shares — United States					$149,769	$162,596	15.71%

Total Shares					$157,114	$170,558	16.48%

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

December 31, 2017

(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(9)	Maturity/ Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets
Warrants — United States
UniTek Global Services, Inc.
Business Services	Warrants(3)(10)	—	12/31/2018	526,925	$—	$—	—%

Total Warrants — United States					$—	$—	—%

Total Funded Investments					$171,958	$185,402	17.91%

Unfunded Debt Investments — United States
UniTek Global Services, Inc.
Business Services	First lien(3)(10)(11) — Undrawn	—	1/13/2019	$2,048	$—	$—
	First lien(3)(10)(11) — Undrawn	—	1/13/2019	758	—	—

				2,806	—	—	—%

Total Unfunded Debt Investments — United States				$2,806	$—	$—	—%

Total Controlled Investments					$171,958	$185,402	17.91%

Total Investments					$1,791,227	$1,825,660	176.4%

(1)
New Mountain Finance Corporation (the "Company") generally acquires its investments in private transactions exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"). These investments are generally subject to certain limitations on resale, and may be deemed to be "restricted securities" under the Securities Act.

(2)
Investment is pledged as collateral for the Holdings Credit Facility, a revolving credit facility among the Company, as the Collateral Manager, New Mountain Finance Holdings, L.L.C. ("NMF Holdings") as the Borrower and Wells Fargo Bank, National Association as the Administrative Agent and Collateral Custodian. See Note 7. Borrowings, for details.

(3)
Investment is pledged as collateral for the NMFC Credit Facility, a revolving credit facility among the Company as the Borrower and Goldman Sachs Bank USA as the Administrative Agent and the Collateral Agent and Goldman Sachs Bank USA, Morgan Stanley Bank, N.A. and Stifel Bank & Trust as Lenders. See Note 7. Borrowings, for details.

(4)
Investment is held in New Mountain Finance SBIC, L.P.

(5)
Investment is held in NMF YP Holdings, Inc.

(6)
Investment is held in NMF Ancora Holdings, Inc.

(7)
Investment is held in NMF QID NGL Holdings, Inc.

(8)
Investment is held in New Mountain Net Lease Corporation.

(9)
All interest is payable in cash unless otherwise indicated. A majority of the variable rate debt investments bear interest at a rate that may be determined by reference to the London Interbank Offered Rate (L), the Prime Rate (P) and the alternative base rate (Base) and which resets monthly (M), quarterly (Q), semi-annually (S) or annually (A). For each investment the current interest rate provided reflects the rate in effect as of December 31, 2017.

(10)
The fair value of the Company's investment is determined using unobservable inputs that are significant to the overall fair value measurement. See Note 4. Fair Value, for details.

(11)
Par Value amounts represent the drawn or undrawn (as indicated in type of investment) portion of revolving credit facilities or delayed draws. Cost amounts represent the cash received at settlement date net of the impact of paydowns and cash paid for drawn revolvers or delayed draws.

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

December 31, 2017

(in thousands, except shares)

(12)
The Company holds investments in Education Management Corporation and one related entity of Education Management Corporation. The Company holds series A-1 convertible preferred stock and common stock in Education Management Corporation and holds a tranche A first lien term loan and a tranche B first lien term loan in Education Management II LLC, which is an indirect subsidiary of Education Management Corporation.

(13)
The Company holds investments in three related entities of Tenawa Resource Holdings LLC. The Company holds 4.77% of the common units in QID NGL LLC (which at closing represented 98.1% of the ownership in the common units in Tenawa Resource Holdings LLC), class A preferred units in QID NGL LLC and a first lien investment in Tenawa Resource Management LLC, a wholly-owned subsidiary of Tenawa Resource Holdings LLC.

(14)
The Company holds investments in QC McKissock Investment, LLC and one related entity of QC McKissock Investment, LLC. The Company holds a first lien term loan in QC McKissock Investment, LLC (which at closing represented 71.1% of the ownership in the Series A common units of McKissock Investment Holdings, LLC) and holds a first lien term loan and a delayed draw term loan in McKissock, LLC, a wholly-owned subsidiary of McKissock Investment Holdings, LLC.

(15)
The Company holds investments in TWDiamondback Holdings Corp. and one related entity of TWDiamondback Holdings Corp. The Company holds preferred equity in TWDiamondback Holdings Corp. and holds a first lien last out term loan and a delayed draw term loan in Diamondback Drugs of Delaware LLC, a wholly-owned subsidiary of TWDiamondback Holdings Corp.

(16)
The Company holds investments in Edmentum Ultimate Holdings, LLC and its related entities. The Company holds subordinated notes and ordinary equity in Edmentum Ultimate Holdings, LLC and holds a second lien revolver in Edmentum, Inc. and Archipelago Learning, Inc., which are wholly-owned subsidiaries of Edmentum Ultimate Holdings, LLC.

(17)
The Company holds preferred equity in Permian Holdco 1, Inc. that is entitled to receive cumulative preferential dividends at a rate of 12.0% per annum payable in additional shares.

(18)
The Company holds preferred equity in UniTek Global Services, Inc. that is entitled to receive cumulative preferential dividends at a rate of 13.5% per annum payable in additional shares.

(19)
The Company holds preferred equity in UniTek Global Services, Inc. that is entitled to receive cumulative preferential dividends at a rate of 19.0% per annum payable in additional shares.

(20)
The Company holds equity investments in TW-NHME Holdings Corp., and holds a second lien term loan investment in National HME, Inc., a wholly-owned subsidiary of TW-NHME Holdings Corp.

(21)
The Company holds convertible preferred equity in HI Technology Corp that is accruing dividends at a rate of 15.0% per annum.

(22)
The Company holds preferred equity in Bach Special Limited (Bach Preference Limited) that is entitled to receive cumulative preferential dividends at a rate of 12.25% per annum payable in additional shares

(23)
The Company holds preferred equity in Avatar Topco, Inc., and holds a second lien term loan investment in EAB Global, Inc., a wholly-owned subsidiary of Avatar Topco, Inc. The preferred equity is entitled to receive cumulative preferential dividends at a rate of L + 11.00% per annum.

(24)
Denotes investments in which the Company is an "Affiliated Person", as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), due to owning or holding the power to vote 5.0% or more of the outstanding voting securities of the investment but not controlling the company. Fair value as of December 31, 2017 and

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

December 31, 2017

(in thousands, except shares)

  December 31, 2016 along with transactions during the year ended December 31, 2017 in which the issuer was a non-controlled/affiliated investment is as follows:

Portfolio Company	Fair Value at December 31, 2016	Gross Additions(A)	Gross Redemptions(B)	Net Realized Gains (Losses)	Net Change In Unrealized Appreciation (Depreciation)	Fair Value at December 31, 2017	Interest Income	Dividend Income	Other Income

Edmentum Ultimate Holdings, LLC/Edmentum Inc.	$23,247	$10,912	$(5,381)	$—	$(3,920)	$24,858	$2,538	$—	$—
HI Technology Corp.	—	105,155	—	—	—	105,155	—	11,667	—
NMFC Senior Loan Program I LLC	23,000	—	—	—	—	23,000	—	3,498	1,156
Permian Holdco 1, Inc. / Permian Holdco 2, Inc.	11,193	1,916	—	—	(376)	12,733	270	960	30
Sierra Hamilton Holdings Corporation	—	12,782	—	—	(452)	12,330	—	—	—

Total Non-Controlled/Affiliated Investments	$57,440	$130,765	$(5,381)	$—	$(4,748)	$178,076	$2,808	$16,125	$1,186

(A)
Gross additions include increases in the cost basis of investments resulting from new portfolio investments, payment-in-kind ("PIK") interest or dividends, the amortization of discounts, reorganizations or restructurings and the movement at fair value of an existing portfolio company into this category from a different category.

(B)
Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, reorganizations or restructurings and the movement of an existing portfolio company out of this category into a different category.
(25)
Denotes investments in which the Company is in "Control", as defined in the 1940 Act, due to owning or holding the power to vote 25.0% or more of the outstanding voting securities of the investment. Fair value as of December 31, 2017 and December 31, 2016 along with transactions during the year ended December 31, 2017 in which the issuer was a controlled investment, is as follows:

Portfolio Company	Fair Value at December 31, 2016	Gross Additions(A)	Gross Redemptions(B)	Net Realized Gains (Losses)	Net Change In Unrealized Appreciation (Depreciation)	Fair Value at December 31, 2017	Interest Income	Dividend Income	Other Income

New Mountain Net Lease Corporation	$27,000	$—	$(27,000)	$—	$—	$—	$—	$—	$—
NM APP CANADA CORP	—	7,345	—	—	617	7,962	—	911	—
NM APP US LLC	—	5,080	—	—	58	5,138	—	594	—
NM CLFX LP	—	12,538	—	—	—	12,538	—	341	—
NM DRVT LLC	—	5,152	—	—	233	5,385	—	520	—
NM JRA LLC	—	2,043	—	—	148	2,191	—	232	—
NM KRLN LLC	—	7,510	—	—	685	8,195	—	736	—
NMFC Senior Loan Program II LLC	71,460	7,940	—	—	—	79,400	—	12,406	—
UniTek Global Services, Inc.	56,361	14,777	(4,006)	—	(2,539)	64,593	1,709	4,415	819

Total Controlled Investments	$154,821	$62,385	$(31,006)	$—	$(798)	$185,402	$1,709	$20,155	$819

(A)
Gross additions include increases in the cost basis of investments resulting from new portfolio investments, PIK interest or dividends, the amortization of discounts, reorganizations or restructurings and the movement of an existing portfolio company into this category from a different category.

(B)
Gross redemptions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, reorganizations or restructurings and the movement of an existing portfolio company out of this category into a different category.
*
All or a portion of interest contains PIK interest.

**
Indicates assets that the Company deems to be "non-qualifying assets" under Section 55(a) of the 1940 Act. Qualifying assets must represent at least 70.0% of the Company's total assets at the time of acquisition of any additional non-qualifying assets. As of December 31, 2017, 11.0% of the Company's total investments were non-qualifying assets.

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

December 31, 2017

Investment Type	December 31, 2017 Percent of Total Investments at Fair Value

First lien	37.99%
Second lien	37.41%
Subordinated	3.85%
Equity and other	20.75%

Total investments	100.00%

Industry Type	December 31, 2017 Percent of Total Investments at Fair Value

Business Services	31.85%
Software	16.33%
Healthcare Services	9.60%
Education	9.48%
Consumer Services	7.18%
Distribution & Logistics	6.15%
Investment Fund	5.61%
Federal Services	4.30%
Energy	4.06%
Net Lease	2.27%
Healthcare Information Technology	1.86%
Packaging	0.79%
Business Products	0.52%

Total investments	100.00%

Interest Rate Type	December 31, 2017 Percent of Total Investments at Fair Value

Floating rates	87.48%
Fixed rates	12.52%

Total investments	100.00%

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments

December 31, 2016

(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(9)	Maturity/ Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets

Non-Controlled/Non-Affiliated Investments
Funded Debt Investments — Australia
Project Sunshine IV Pty Ltd**
Media	First lien(2)	8.00% (L + 7.00%/M)	9/23/2019	$6,012	$5,992	$6,005	0.64%

Total Funded Debt Investments — Australia				$6,012	$5,992	$6,005	0.64%

Funded Debt Investments — Luxembourg
Pinnacle Holdco S.à.r.l. / Pinnacle (US) Acquisition Co Limited**
Software	Second lien(2)	10.50% (L + 9.25%/Q)	7/30/2020	$24,630	$24,362	$18,103
	Second lien(3)	10.50% (L + 9.25%/Q)	7/30/2020	8,204	8,332	6,030

				32,834	32,694	24,133	2.57%

Total Funded Debt Investments — Luxembourg				$32,834	$32,694	$24,133	2.57%

Funded Debt Investments — Netherlands
Eiger Acquisition B.V. (Eiger Co-Borrower, LLC)**
Software	Second lien(3)	10.13% (L + 9.13%/Q)	2/17/2023	$10,000	$9,371	$9,799	1.04%

Total Funded Debt Investments — Netherlands				$10,000	$9,371	$9,799	1.04%

Funded Debt Investments — United Kingdom
Air Newco LLC**
Software	Second lien(3)	10.50% (L + 9.50%/Q)	1/31/2023	$32,500	$31,814	$29,514	3.14%

Total Funded Debt Investments — United Kingdom				$32,500	$31,814	$29,514	3.14%

Funded Debt Investments — United States
TIBCO Software Inc.
Software	First lien(2)	6.50% (L + 5.50%/M)	12/4/2020	$29,475	$28,444	$29,634
	Subordinated(3)	11.38%/S	12/1/2021	15,000	14,659	15,038

				44,475	43,103	44,672	4.76%

Navex Global, Inc.
Software	First lien(4)	5.99% (L + 4.75%/Q)	11/19/2021	4,563	4,530	4,540
	First lien(2)	5.99% (L + 4.75%/Q)	11/19/2021	2,583	2,563	2,570
	Second lien(4)	10.31% (L + 8.75%/Q)	11/18/2022	18,187	17,984	17,823
	Second lien(3)	10.31% (L + 8.75%/Q)	11/18/2022	19,813	19,282	19,417

				45,146	44,359	44,350	4.73%

Hill International, Inc.
Business Services	First lien(2)(10)	7.75% (L + 6.75%/Q)	9/28/2020	41,544	41,150	41,543	4.43%
AssuredPartners, Inc.
Business Services	Second lien(3)	10.00% (L + 9.00%/M)	10/20/2023	20,200	19,480	20,394
	Second lien(2)	10.00% (L + 9.00%/M)	10/20/2023	20,000	19,282	20,192

				40,200	38,762	40,586	4.32%

Tenawa Resource Holdings LLC(13)
Tenawa Resource Management LLC
Energy	First lien(3)(10)	10.50% (Base + 8.00%/Q)	5/12/2019	40,000	39,903	39,825	4.24%
Kronos Incorporated
Software	Second lien(2)	9.25% (L + 8.25%/Q)	11/1/2024	36,000	35,458	37,159	3.96%

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

December 31, 2016

(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(9)	Maturity/ Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets

PetVet Care Centers LLC
Consumer Services	Second lien(3)(10)	10.25% (L + 9.25%/Q)	6/17/2021	$24,000	$23,820	$24,240
	Second lien(3)(10)	10.50% (L + 9.50%/Q)	6/17/2021	6,500	6,444	6,565
	Second lien(3)(10)	9.50% (L + 8.50%/Q)	6/17/2021	6,000	5,910	5,910

				36,500	36,174	36,715	3.91%

Ascend Learning, LLC
Education	Second lien(3)	9.50% (L + 8.50%/Q)	11/30/2020	35,227	34,895	34,963	3.73%
Weston Solutions, Inc.
Business Services	First lien(2)(10)	10.50% (L + 9.50%/M)	12/31/2020	34,821	34,821	34,821	3.71%
Redbox Automated Retail, LLC
Consumer Services	First lien(2)	8.50% (L + 7.50%/Q)	9/27/2021	33,469	32,987	32,601	3.47%
Valet Waste Holdings, Inc.
Business Services	First lien(2)(10)	8.00% (L + 7.00%/Q)	9/24/2021	29,625	29,320	29,625
	First lien(3)(10)(11) —	8.00% (L + 7.00%/Q)	9/24/2021	2,250	2,222	2,250
	Drawn

				31,875	31,542	31,875	3.40%

VetCor Professional Practices LLC
Consumer Services	First lien(4)(10)	7.25% (L + 6.25%/Q)	4/20/2021	19,306	19,159	19,306
	First lien(2)(10)	7.25% (L + 6.25%/Q)	4/20/2021	7,793	7,652	7,793
	First lien(4)(10)	7.25% (L + 6.25%/Q)	4/20/2021	2,677	2,655	2,677
	First lien(4)(10)(11) —	7.25% (L + 6.25%/Q)	4/20/2021	373	365	373
	Drawn

				30,149	29,831	30,149	3.21%

Integro Parent Inc.
Business Services	First lien(2)	6.75% (L + 5.75%/Q)	10/31/2022	19,806	19,463	19,607
	Second lien(3)	10.25% (L + 9.25%/Q)	10/30/2023	10,000	9,910	9,750

				29,806	29,373	29,357	3.13%

ProQuest LLC
Business Services	Second lien(3)	10.00% (L + 9.00%/M)	12/15/2022	28,700	28,188	28,700	3.06%
CRGT Inc.
Federal Services	First lien(2)	7.50% (L + 6.50%/M)	12/19/2020	27,409	27,252	27,478	2.93%
Evo Payments International, LLC
Business Services	First lien(2)	6.00% (L + 5.00%/M)	12/22/2023	2,500	2,487	2,515
	Second lien(2)	10.00% (L + 9.00%/M)	12/23/2024	25,000	24,813	24,813

				27,500	27,300	27,328	2.91%

Severin Acquisition, LLC
Software	Second lien(4)(10)	9.75% (L + 8.75%/Q)	7/29/2022	15,000	14,873	15,000
	Second lien(4)(10)	9.75% (L + 8.75%/Q)	7/29/2022	4,154	4,118	4,154
	Second lien(4)(10)	10.25% (L + 9.25%/Q)	7/29/2022	3,273	3,243	3,305
	Second lien(3)(10)	10.00% (L + 9.00%/Q)	7/29/2022	2,361	2,338	2,384
	Second lien(3)(10)	10.25% (L + 9.25%/Q)	7/29/2022	1,825	1,807	1,843
	Second lien(4)(10)	10.25% (L + 9.25%/Q)	7/29/2022	300	297	303

				26,913	26,676	26,989	2.88%

Marketo, Inc.
Software	First lien(3)(10)	10.50% (L + 9.50%/Q)	8/16/2021	26,820	26,442	26,418	2.81%
Ansira Holdings, Inc.
Business Services	First lien(2)	7.50% (L + 6.50%/Q)	12/20/2022	26,182	26,051	26,051	2.78%
Pelican Products, Inc.
Business Products	Second lien(3)	9.25% (L + 8.25%/Q)	4/9/2021	15,500	15,506	15,170
	Second lien(2)	9.25% (L + 8.25%/Q)	4/9/2021	10,000	10,107	9,788

				25,500	25,613	24,958	2.66%

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

December 31, 2016

(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(9)	Maturity/ Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets

DigiCert Holdings, Inc.
Software	First lien(2)	6.00% (L + 5.00%/Q)	10/21/2021	$24,750	$24,134	$24,719	2.63%
nThrive, Inc. (fka Precyse Acquisition Corp.)
Healthcare Services	Second lien(2)(10)	10.75% (L + 9.75%/M)	4/20/2023	25,000	24,593	24,711	2.63%
AAC Holding Corp.
Education	First lien(2)(10)	8.25% (L + 7.25%/M)	9/30/2020	23,918	23,637	23,918	2.55%
Ryan, LLC
Business Services	First lien(2)	6.75% (L + 5.75%/M)	8/7/2020	23,927	23,656	23,785	2.53%
EN Engineering, LLC
Business Services	First lien(2)(10)	7.00% (L + 6.00%/Q)	6/30/2021	21,107	20,940	21,107
	First lien(2)(10)	7.78% (Base + 5.55%/Q)	6/30/2021	2,189	2,170	2,189

				23,296	23,110	23,296	2.48%

TWDiamondback Holdings Corp.(15)
Diamondback Drugs of Delaware, L.L.C. (TWDiamondback II Holdings LLC)
Distribution & Logistics	First lien(4)(10)	9.75% (L + 8.75%/Q)	11/19/2019	19,895	19,895	19,895
	First lien(3)(10)	9.75% (L + 8.75%/Q)	11/19/2019	2,158	2,158	2,158
	First lien(4)(10)	9.75% (L + 8.75%/Q)	11/19/2019	605	605	605

				22,658	22,658	22,658	2.41%

Vision Solutions, Inc.
Software	First lien(2)	7.50% (Base + 6.50%/Q)	6/16/2022	22,359	22,153	22,317	2.38%
KeyPoint Government Solutions, Inc.
Federal Services	First lien(2)	7.75% (L + 6.50%/Q)	11/13/2017	22,411	22,312	22,299	2.38%
TW-NHME Holdings Corp.(20)
National HME, Inc.
Healthcare Services	Second lien(4)(10)	10.25% (L + 9.25%/Q)	7/14/2022	21,500	21,268	21,500
	Second lien(3)(10)	10.25% (L + 9.25%/Q)	7/14/2022	500	494	500

				22,000	21,762	22,000	2.34%

IT'SUGAR LLC
Retail	First lien(4)(10)	10.50% (L + 9.50%/Q)	10/23/2019	20,790	20,189	20,467	2.18%
First American Payment Systems, L.P.
Business Services	Second lien(2)	10.75% (L + 9.50%/M)	4/12/2019	18,643	18,483	18,643	1.99%
DCA Investment Holding, LLC
Healthcare Services	First lien(2)(10)	6.25% (L + 5.25%/Q)	7/2/2021	17,632	17,493	17,632
	First lien(3)(10)(11) — Drawn	8.00% (P + 4.25%/Q)	7/2/2021	752	744	752

				18,384	18,237	18,384	1.96%

AgKnowledge Holdings Company, Inc.
Business Services	Second lien(2)(10)	9.25% (L + 8.25%/M)	7/23/2020	18,500	18,379	18,046	1.92%
Project Alpha Intermediate Holding, Inc.
Software	First lien(2)(10)	9.25% (L + 8.25%/M)	8/22/2022	17,955	17,784	17,775	1.89%
iPipeline, Inc. (Internet Pipeline, Inc.)
Software	First lien(4)(10)	8.25% (L + 7.25%/Q)	8/4/2022	17,775	17,626	17,775	1.89%
Sierra Hamilton LLC / Sierra Hamilton Finance, Inc.
Energy	First lien(2)(10)	12.25%/S(8)	12/15/2018	25,000	25,000	16,012
	First lien(3)(10)	12.25%/S(8)	12/15/2018	2,660	2,231	1,704

				27,660	27,231	17,716	1.89%

Greenway Health, LLC (fka Vitera Healthcare Solutions, LLC)
Software	First lien(2)	6.00% (L + 5.00%/Q)	11/4/2020	1,891	1,880	1,865
	Second lien(2)	9.25% (L + 8.25%/Q)	11/4/2021	14,000	13,448	13,650
				15,891	15,328	15,515	1.65%

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

December 31, 2016

(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(9)	Maturity/ Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets

YP Holdings LLC / Print Media Holdings LLC(12)
YP LLC / Print Media LLC
Media	First lien(2)	12.25% (L + 11.00%/M)	6/4/2018	$15,267	$15,197	$15,191	1.62%
Netsmart Inc. / Netsmart Technologies, Inc.
Healthcare Information Technology	Second lien(2)	10.50% (L + 9.50%/Q)	10/19/2023	15,000	14,648	14,944	1.59%
Cvent, Inc.
Software	First lien(3)	6.00% (L + 5.00%/Q)	11/29/2023	5,000	4,963	5,064
	Second lien(3)(10)	11.00% (L + 10.00%/Q)	5/29/2024	10,000	9,851	9,850

				15,000	14,814	14,914	1.59%

Amerijet Holdings, Inc.
Distribution & Logistics	First lien(4)(10)	9.00% (L + 8.00%/M)	7/15/2021	12,536	12,449	12,442
	First lien(4)(10)	9.00% (L + 8.00%/M)	7/15/2021	2,089	2,075	2,074

				14,625	14,524	14,516	1.55%

SW Holdings, LLC
Business Services	Second lien(4)(10)	9.75% (L + 8.75%/Q)	12/30/2021	14,265	14,147	14,265	1.52%
Poseidon Intermediate, LLC
Software	Second lien(2)(10)	9.50% (L + 8.50%/Q)	8/15/2023	13,000	12,829	13,000	1.39%
Zywave, Inc.
Software	Second lien(4)	10.00% (L + 9.00%/Q)	11/17/2023	11,000	10,918	10,918	1.16%
Aricent Technologies
Business Services	Second lien(2)	9.50% (L + 8.50%/Q)	4/14/2022	12,500	12,316	10,719	1.14%
QC McKissock Investment, LLC(14)
McKissock, LLC
Education	First lien(2)(10)	7.50% (L + 6.50%/Q)	8/5/2019	6,463	6,421	6,463
	First lien(2)(10)	7.50% (L + 6.50%/Q)	8/5/2019	3,081	3,064	3,081
	First lien(2)(10)	7.50% (L + 6.50%/Q)	8/5/2019	994	988	994

				10,538	10,473	10,538	1.12%

Quest Software US Holdings Inc.
Software	First lien(2)	7.00% (L + 6.00%/Q)	10/31/2022	10,000	9,854	10,152	1.08%
Masergy Holdings, Inc.
Business Services	Second lien(2)	9.50% (L + 8.50%/Q)	12/16/2024	10,000	9,938	10,000	1.07%
PowerPlan Holdings, Inc.
Software	Second lien(2)(10)	10.00% (L + 9.00%/M)	2/23/2023	10,000	9,916	10,000	1.07%
FR Arsenal Holdings II Corp.
Business Services	First lien(2)(10)	8.25% (L + 7.25%/Q)	9/8/2022	9,975	9,879	9,875	1.05%
American Tire Distributors, Inc.
Distribution & Logistics	Subordinated(3)	10.25%/S	3/1/2022	9,700	9,523	9,353	1.00%
Harley Marine Services, Inc.
Distribution & Logistics	Second lien(2)	10.50% (L + 9.25%/Q)	12/20/2019	9,000	8,897	8,640	0.92%
Ministry Brands, LLC
Software	First lien(3)(11) — Drawn	6.00% (L + 5.00%/Q)	12/2/2022	350	348	348
	Second lien(3)	10.25% (L + 9.25%/Q)	6/2/2023	7,840	7,782	7,781

				8,190	8,130	8,129	0.87%

Lonestar Intermediate Super Holdings, LLC
Business Services	Subordinated(3)	10.00% (L + 9.00%/M)	8/31/2021	7,000	6,934	7,210	0.77%
J.D. Power and Associates
Business Services	Second lien(3)	9.50% (L + 8.50%/Q)	9/7/2024	7,000	6,898	7,035	0.75%
Confie Seguros Holding II Co.
Consumer Services	Second lien(2)	10.25% (L + 9.00%/M)	5/8/2019	6,957	6,952	6,919	0.74%
Sotera Defense Solutions, Inc. (Global Defense Technology & Systems, Inc.)
Federal Services	First lien(2)	9.00% (L + 7.50%/Q)	4/21/2017	6,396	6,389	6,300	0.67%
Solera LLC / Solera Finance, Inc.
Software	Subordinated(3)	10.50%/S	3/1/2024	5,000	4,768	5,650	0.60%
VF Holding Corp.

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

December 31, 2016

(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(9)	Maturity/ Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets

Software	Second lien(3)	10.00% (L + 9.00%/Q)	6/28/2024	$5,000	$4,952	$4,950	0.53%
ADG, LLC
Healthcare Services	Second lien(3)(10)	10.00% (L + 9.00%/Q)	3/28/2024	5,000	4,926	4,925	0.53%
Vencore, Inc. (fka The SI Organization Inc.)
Federal Services	Second lien(3)	9.75% (L + 8.75%/Q)	5/23/2020	4,000	3,928	4,039	0.43%
Transtar Holding Company
Distribution & Logistics	Second lien(3)	13.50% (P + 9.75%/Q)(8)	10/9/2019	36,112	3,155	2,167
	Second lien(2)	13.50% (P + 9.75%/Q)(8)	10/9/2019	28,300	28,011	1,698

				64,412	31,166	3,865	0.41%

York Risk Services Holding Corp.
Business Services	Subordinated(3)	8.50%/S	10/1/2022	3,000	3,000	2,520	0.27%
Ensemble S Merger Sub, Inc.
Software	Subordinated(3)	9.00%/S	9/30/2023	2,000	1,939	2,135	0.23%
Education Management Corporation(19)
Education Management II LLC
Education	First lien |(2)	5.50% (L + 4.50%/Q)	7/2/2020	250	239	61
	First lien(3)	5.50% (L + 4.50%/Q)	7/2/2020	141	136	35
	First lien(2)	8.50% (L + 1.00% + 6.50% PIK/Q)*	7/2/2020	467	416	22
	First lien(3)	8.50% (L + 1.00% + 6.50% PIK/Q)*	7/2/2020	263	235	12

				1,121	1,026	130	0.01%

Total Funded Debt Investments — United States				$1,339,099	$1,290,033	$1,261,394	134.41%

Total Funded Debt Investments				$1,420,445	$1,369,904	$1,330,845	141.80%

Equity — United States
Tenawa Resource Holdings LLC(13)
QID NGL LLC
Energy	Ordinary shares(7)(10)	—	—	5,290,997	$5,291	$6,434	0.69%
TWDiamondback Holdings Corp.(15)
Distribution & Logistics	Preferred shares(4)(10)	—	—	200	2,000	2,664	0.28%
TW-NHME Holdings Corp.(20)
Healthcare Services	Preferred shares(4)(10)	—	—	100	$1,000	$1,497
	Preferred shares(4)(10)	—	—	16	158	236
	Preferred shares(4)(10)	—	—	6	68	91

					1,226	1,824	0.19%

Ancora Acquisition LLC
Education	Preferred shares(6)(10)	—	—	372	83	393	0.04%
Education Management Corporation(19)
Education	Preferred shares(2)	—	—	3,331	200	1
	Preferred shares(3)	—	—	1,879	113	1
	Ordinary shares(2)	—	—	2,994,065	100	18
	Ordinary shares(3)	—	—	1,688,976	56	10

					469	30	—%

Total Shares — United States					$9,069	$11,345	1.20%

Warrants — United States
YP Holdings LLC / Print Media Holdings LLC(12)
YP Equity Investors LLC
Media	Warrants(5)(10)	—	5/8/2022	5	$—	$2,966	0.32%
IT'SUGAR LLC
Retail	Warrants(3)(10)	—	10/23/2025	94,672	817	549	0.06%

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

December 31, 2016

(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(9)	Maturity/ Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets

ASP LCG Holdings, Inc.
Education	Warrants(3)(10)	—	5/5/2026	622	37	949	0.10%
Ancora Acquisition LLC
Education	Warrants(6)(10)	—	8/12/2020	20	—	—	—%

Total Warrants — United States					$854	$4,464	0.48%

Total Funded Investments					$1,379,827	$1,346,654	143.48%

Unfunded Debt Investments — United States
Mister Car Wash Holdings, Inc.
Consumer Services	First lien(3)(11) — Undrawn	—	12/14/2017	$1,667	$(13)	$8	—%
DCA Investment Holding, LLC
Healthcare Services	First lien(3)(10)(11) — Undrawn	—	7/2/2021	1,348	(13)	—	—%
iPipeline, Inc. (Internet Pipeline, Inc.)
Software	First lien(3)(10)(11) — Undrawn	—	8/4/2021	1,000	(10)	—	—%
Valet Waste Holdings, Inc.
Business Services	First lien(3)(10)(11) — Undrawn	—	9/24/2021	1,500	(19)	—	—%
VetCor Professional Practices LLC
Consumer Services	First lien(3)(10)(11) —	—	4/20/2021	2,700	(27)	—
	Undrawn
	First lien(4)(10)(11) —	—	3/30/2018	127	(3)	—
	Undrawn
	First lien(2)(10)(11) —	—	6/22/2018	1,644	(33)	—
	Undrawn

				4,471	(63)	—	—%

Weston Solutions, Inc.
Business Services	First lien(3)(10)(11) —	—	12/31/2020	10,000	—	—	—%
	Undrawn
Zywave, Inc.
Software	First lien(3)(11) — Undrawn	—	11/17/2022	2,000	(15)	(15)	—%
Ansira Holdings, Inc.
Business Services	First lien(3)(11) — Undrawn	—	12/20/2018	3,818	(19)	(19)	—%
Marketo, Inc.
Software	First lien(3)(10)(11) — Undrawn	—	8/16/2021	1,788	(27)	(27)	—%
Ministry Brands, LLC
Software	First lien(3)(11) — Undrawn	—	12/2/2022	650	(3)	(3)
	First lien(3)(11) —	—	12/2/2017	5,169	(26)	(26)
	Undrawn
	Second lien(3)(11) —	—	12/2/2017	2,160	(16)	(16)
	Undrawn

				7,979	(45)	(45)	(0.01)%

Total Unfunded Debt Investments — United States				$35,571	(224)	$(98)	(0.01)%

Total Non-Controlled/Non-Affiliated Investments					$1,379,603	$1,346,556	143.47%

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

December 31, 2016

(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(9)	Maturity/ Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets

Non-Controlled/Affiliated Investments(22)
Funded Debt Investments — United States
Edmentum Ultimate Holdings, LLC(16)
Education	Subordinated(3)(10)	8.50% PIK/Q*	6/9/2020	$4,124	$4,118	$4,124
	Subordinated(2)(10)	10.00% PIK/Q*	6/9/2020	15,163	15,163	12,814
	Subordinated(3)(10)	10.00% PIK/Q*	6/9/2020	3,730	3,730	3,152

				23,017	23,011	20,090	2.14%

Permian Holdco 1, Inc.(21)
Permian Holdco 2, Inc.
Energy	Subordinated(3)(10)	14.00% PIK/Q*	10/15/2021	1,749	1,749	1,749	0.19%

Total Funded Debt Investments — United States				$24,766	$24,760	$21,839	2.33%

Equity — United States
NMFC Senior Loan Program I LLC**
Investment Fund	Membership interest(3)(10)	—	—	—	$23,000	$23,000	2.45%
Permian Holdco 1, Inc.(21)
Energy	Preferred shares(3)(10)(17)	—	—	1,394,237	5,866	7,668
	Ordinary shares(3)(10)	—	—	1,366,452	1,350	1,776

					7,216	9,444	1.00%

Edmentum Ultimate Holdings, LLC(16)
Education	Ordinary shares(3)(10)	—	—	123,968	11	1,693
	Ordinary shares(2)(10)	—	—	107,143	9	1,464

					20	3,157	0.34%

Total Shares — United States					$30,236	$35,601	3.79%

Unfunded Debt Investments — United States
Edmentum Ultimate Holdings, LLC(16)
Edmentum, Inc. (fka Plato, Inc.) (Archipelago Learning, Inc.)
Education	Second lien(3)(10)(11) — Undrawn	—	6/9/2020	$4,881	$—	$—	—%
Permian Holdco 1, Inc.(21)
Permian Holdco 2, Inc.
Energy	Subordinated(3)(10)(11) — Undrawn	—	10/15/2021	1,025	—	—	—%

Total Unfunded Debt Investments — United States				$5,906	$—	$—	—%

Total Non-Controlled/Affiliated Investments					$54,996	$57,440	6.12%

Controlled Investments(23)
Funded Debt Investments — United States
UniTek Global Services, Inc.
Business Services	First lien(2)(10)	8.50% (L + 7.50%/Q)	1/13/2019	$10,846	$10,846	$11,063
	First lien(2)(10)	9.50% (L + 7.50% + 1.00% PIK/Q)*	1/13/2019	4,784	4,784	4,879
	Subordinated(2)(10)	15.00% PIK/Q*	7/13/2019	1,726	1,726	1,760
	Subordinated(3)(10)	15.00% PIK/Q*	7/13/2019	1,032	1,032	1,054

				18,388	18,388	18,756	2.00%

Total Funded Debt Investments — United States				$18,388	$18,388	$18,756	2.00%

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

December 31, 2016

(in thousands, except shares)

Portfolio Company, Location and Industry(1)	Type of Investment	Interest Rate(9)	Maturity/ Expiration Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Net Assets

Equity — United States
NMFC Senior Loan Program II LLC**
Investment Fund	Membership interest(3)(10)	—	—	—	$71,460	$71,460	7.61%
UniTek Global Services, Inc.
Business Services	Preferred shares(2)(10)(18)	—	—	19,048,426	16,668	17,207
	Preferred shares(3)(10)(18)	—	—	5,264,079	4,606	4,755
	Ordinary shares(2)(10)	—	—	2,096,477	1,925	12,256
	Ordinary shares(3)(10)	—	—	579,366	532	3,387

					23,731	37,605	4.01%

New Mountain Net Lease Corporation
Net Lease	Ordinary shares(3)(10)	—	—	270,000	27,000	27,000	2.88%

Total Shares — United States					$122,191	$136,065	14.50%

Total Funded Investments					$140,579	$154,821	16.50%

Unfunded Debt Investments — United States
UniTek Global Services, Inc.
Business Services	First lien(3)(10)(11) — Undrawn	—	1/13/2019	$2,048	$—	$—
	First lien(3)(10)(11) — Undrawn	—	1/13/2019	758	—	—

				2,806	—	—	—%

Total Unfunded Debt Investments — United States				$2,806	$—	$—	—%

Total Controlled Investments					$140,579	$154,821	16.50%

Total Investments					$1,575,178	$1,558,817	166.09%

(1)
New Mountain Finance Corporation (the "Company") generally acquires its investments in private transactions exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"). These investments are generally subject to certain limitations on resale, and may be deemed to be "restricted securities" under the Securities Act.

(2)
Investment is pledged as collateral for the Holdings Credit Facility, a revolving credit facility among the Company as Collateral Manager, New Mountain Finance Holdings, L.L.C. ("NMF Holdings") as the Borrower, Wells Fargo Securities, LLC as the Administrative Agent, and Wells Fargo Bank, National Association, as the Lender and Collateral Custodian. See Note 7. Borrowings, for details.

(3)
Investment is pledged as collateral for the NMFC Credit Facility, a revolving credit facility among the Company as the Borrower and Goldman Sachs Bank USA as the Administrative Agent and the Collateral Agent and Goldman Sachs Bank USA, Morgan Stanley Bank, N.A. and Stifel Bank & Trust as Lenders. See Note 7. Borrowings, for details.

(4)
Investment is held in New Mountain Finance SBIC, L.P.

(5)
Investment is held in NMF YP Holdings, Inc.

(6)
Investment is held in NMF Ancora Holdings, Inc.

(7)
Investment is held in NMF QID NGL Holdings, Inc.

(8)
Investment or a portion of the investment is on non-accrual status. See Note 3. Investments, for details.

(9)
All interest is payable in cash unless otherwise indicated. A majority of the variable rate debt investments bear interest at a rate that may be determined by reference to the London Interbank Offered Rate (L), the Prime Rate (P) and the alternative base rate (Base) and which resets monthly (M), quarterly (Q), semi-annually (S) or annually (A). For each investment the current interest rate provided reflects the rate in effect as of December 31, 2016.

(10)
The fair value of the the Company's investment is determined using unobservable inputs that are significant to the overall fair value measurement. See Note 4. Fair Value, for details.

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

December 31, 2016

(in thousands, except shares)

(11)
Par Value amounts represent the drawn or undrawn (as indicated in type of investment) portion of revolving credit facilities or delayed draws. Cost amounts represent the cash received at settlement date net the impact of paydowns and cash paid for drawn revolvers or delayed draws.

(12)
The Company holds investments in three related entities of YP Holdings LLC/Print Media Holdings LLC. The Company directly holds warrants to purchase a 4.96% membership interest of YP Equity Investors, LLC (which at closing represented an indirect 1.0% equity interest in YP Holdings LLC) and holds an investment in the Term Loan B loans issued by YP LLC and Print Media LLC, wholly-owned subsidiaries of YP Holdings LLC and Print Media Holdings LLC, respectively.

(13)
The Company holds investments in two related entities of Tenawa Resource Holdings LLC. The Company holds 4.77% of the common units in QID NGL LLC (which at closing represented 98.1% of the ownership in the common units in Tenawa Resource Holdings LLC) and holds a first lien investment in Tenawa Resource Management LLC, a wholly-owned subsidiary of Tenawa Resource Holdings LLC.

(14)
The Company holds investments in QC McKissock Investment, LLC and one related entity of QC McKissock Investment, LLC. The Company holds a first lien term loan in QC McKissock Investment, LLC (which at closing represented 71.1% of the ownership in the Series A common units of McKissock Investment Holdings, LLC) and holds a first lien term loan and a delayed draw term loan in McKissock, LLC, a wholly-owned subsidiary of McKissock Investment Holdings, LLC.

(15)
The Company holds investments in TWDiamondback Holdings Corp. and one related entity of TWDiamondback Holdings Corp. The Company holds preferred equity in TWDiamondback Holdings Corp. and holds a first lien last out term loan and a delayed draw term loan in Diamondback Drugs of Delaware LLC, a wholly-owned subsidiary of TWDiamondback Holdings Corp.

(16)
The Company holds investments in Edmentum Ultimate Holdings, LLC and its related entities. The Company holds subordinated notes and ordinary equity in Edmentum Ultimate Holdings, LLC and holds a second lien revolver in Edmentum, Inc. and Archipelago Learning, Inc., which are wholly-owned subsidiaries of Edmentum Ultimate Holdings, LLC.

(17)
The Company holds preferred equity in Permian Holdco 1, Inc. that is entitled to receive cumulative preferential dividends at a rate of 12.0% per annum payable in additional shares.

(18)
The Company holds preferred equity in UniTek Global Services, Inc. that is entitled to receive cumulative preferential dividends at a rate of 13.5% per annum payable in additional shares.

(19)
The Company holds investments in Education Management Corporation and one related entity of Education Management Corporation. The Company holds series A-1 convertible preferred stock and common stock in Education Management Corporation and holds a tranche A first lien term loan and a tranche B first lien term loan in Education Management II LLC, which is an indirect subsidiary of Education Management Corporation.

(20)
The Company holds an equity investment in TW-NHME Holdings Corp., and holds a second lien term loan investment in National HME, Inc., a wholly-owned subsidiary of TW-NHME Holdings Corp.

(21)
The Company holds preferred and common equity in Permian Holdco 1, Inc., as well as subordinated notes in Permian Holdco 2, Inc., a wholly-owned subsidiary of Permian Holdco 1, Inc.

(22)
Denotes investments in which the Comapany an "Affiliated Person", as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), due to owning or holding the power to vote 5.0% or more of the outstanding voting securities of the investment but not controlling the company. Fair value as of December 31, 2015 and December 31, 2016, along with transactions during the year ended December 31, 2016 in which the issuer was a non-controlled/affiliated investment, is as follows:

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

December 31, 2016

(in thousands, except shares)

Portfolio Company	Fair Value at December 31, 2015	Gross Additions(A)	Gross Redemptions(B)	Net Realized Gains (Losses)	Net Change In Unrealized Appreciation (Depreciation)	Fair Value at December 31, 2016	Interest Income	Dividend Income	Other Income
Edmentum Ultimate Holdings, LLC/Edmentum Inc.	$22,782	$6,147	$(4,002)	$—	$(1,680)	$23,247	$2,254	$—	$—
NMFC Senior Loan Program I LLC	21,914	—	—	—	1,086	23,000	—	3,728	1,163
Permian Holdco 1, Inc. / Permian Holdco 2, Inc.	—	8,965	—	—	2,228	11,193	41	156	5
Tenawa Resource Holdings LLC	42,591	16	(42,288)	—	(319)	—	2,243	—	25

Total Non-Controlled/Affiliated Investments	$87,287	$15,128	$(46,290)	$—	$1,315	$57,440	$4,538	$3,884	$1,193

(A)
Gross additions include increases in the cost basis of investments resulting from new portfolio investments, payment-in-kind ("PIK") interest or dividends, the amortization of discounts, reorganizations or restructurings and the movement at fair value of an existing portfolio company into this category from a different category.

(B)
Gross redemptions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, reorganizations or restructurings and the movement of an existing portfolio company out of this category into a different category.

(23)
Denotes investments in which the Company is in "Control", as defined in the 1940 Act, due to owning or holding the power to vote 25.0% or more of the outstanding voting securities of the investment. Fair value as of December 31, 2015 and December 31, 2016, along with transactions during the year ended December 31, 2016 in which the issuer was a controlled investment, is as follows:

Portfolio Company	Fair Value at December 31, 2015	Gross Additions(A)	Gross Redemptions(B)	Net Realized Gains (Losses)	Net Change In Unrealized Appreciation (Depreciation)	Fair Value at December 31, 2016	Interest Income	Dividend Income	Other Income
New Mountain Net Lease Corporation	$—	$27,000	$—	$—	$—	$27,000	$—	$540	$—
NMFC Senior Loan Program II LLC	—	71,460	—	—	—	71,460	—	3,533	—
UniTek Global Services, Inc.	47,422	3,464	(2,599)	—	8,074	56,361	1,904	3,023	558

Total Controlled Investments	$47,422	$101,924	$(2,599)	$—	$8,074	$154,821	$1,904	$7,096	$558

(A)
Gross additions include increases in the cost basis of investments resulting from new portfolio investments, PIK interest or dividends, the amortization of discounts, reorganizations or restructurings and the movement at fair value of an existing portfolio company into this category from a different category.

(B)
Gross redemptions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, reorganizations or restructurings and the movement of an existing portfolio company out of this category into a different category.

*
All or a portion of interest contains PIK interest.

**
Indicates assets that the Company deems to be "non-qualifying assets" under Section 55(a) of the 1940 Act. Qualifying assets must represent at least 70.0% of the Comapany's total assets at the time of acquisition of any additional non-qualifying assets. As of December 31, 2016, 9.9% of the the Company's total investments were non-qualifying assets.

The accompanying notes are an integral part of these consolidated financial statements.

New Mountain Finance Corporation

Consolidated Schedule of Investments (Continued)

December 31, 2016

Investment Type	December 31, 2016 Percent of Total Investments at Fair Value

First lien	44.94%
Second lien	38.76%
Subordinated	4.27%
Equity and other	12.03%

Total investments	100.00%

Industry Type	December 31, 2016 Percent of Total Investments at Fair Value

Business Services	29.64%
Software	27.00%
Consumer Services	6.82%
Investment Fund	6.06%
Education	6.04%
Energy	4.82%
Healthcare Services	4.61%
Distribution & Logistics	3.96%
Federal Services	3.86%
Net Lease	1.73%
Business Products	1.60%
Media	1.55%
Retail	1.35%
Healthcare Information Technology	0.96%

Total investments	100.00%

Interest Rate Type	December 31, 2016 Percent of Total Investments at Fair Value

Floating rates	93.16%
Fixed rates	6.84%

Total investments	100.00%

The accompanying notes are an integral part of these consolidated financial statements.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation

December 31, 2017

(in thousands, except share data)

Note 1. Formation and Business Purpose

          New Mountain Finance Corporation ("NMFC" or the "Company") is a Delaware corporation that was originally incorporated on June 29, 2010 and completed its initial public offering ("IPO") on May 19, 2011. NMFC is a closed-end, non-diversified management investment company that has elected to be regulated as a business development company ("BDC") under the Investment Company Act of 1940, as amended (the "1940 Act"). As such, NMFC is obligated to comply with certain regulatory requirements. NMFC has elected to be treated, and intends to comply with the requirements to continue to qualify annually, as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). NMFC is also registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). Since NMFC's IPO, and through December 31, 2017, NMFC raised approximately $614,581 in net proceeds from additional offerings of its common stock.

          New Mountain Finance Advisers BDC, L.L.C. (the "Investment Adviser") is a wholly-owned subsidiary of New Mountain Capital, L.L.C. ("New Mountain Capital", defined as New Mountain Capital Group, L.L.C. and its affiliates). New Mountain Capital is a firm with a track record of investing in the middle market. New Mountain Capital focuses on investing in defensive growth companies across its private equity, public equity and credit investment vehicles. The Investment Adviser manages the Company's day-to-day operations and provides it with investment advisory and management services. New Mountain Finance Administration, L.L.C. (the "Administrator"), a wholly-owned subsidiary of New Mountain Capital, provides the administrative services necessary to conduct the Company's day-to-day operations.

          The Company's wholly-owned subsidiary, New Mountain Finance Holdings, L.L.C. ("NMF Holdings" or the "Predecessor Operating Company"), is a Delaware limited liability company whose assets are used to secure NMF Holdings' credit facility. NMF Ancora Holdings Inc. ("NMF Ancora"), NMF QID NGL Holdings, Inc. ("NMF QID") and NMF YP Holdings Inc. ("NMF YP"), the Company's wholly-owned subsidiaries, are structured as Delaware entities that serve as tax blocker corporations which hold equity or equity-like investments in portfolio companies organized as limited liability companies (or other forms of pass-through entities). The Company consolidates its tax blocker corporations for accounting purposes. The tax blocker corporations are not consolidated for income tax purposes and may incur income tax expense as a result of their ownership of the portfolio companies. Additionally, the Company has a wholly-owned subsidiary, New Mountain Finance Servicing, L.L.C. ("NMF Servicing") serves as the administrative agent on certain investment transactions. New Mountain Finance SBIC L.P. ("SBIC I") and its general partner, New Mountain Finance SBIC G.P., L.L.C. ("SBIC I GP"), are organized in Delaware as a limited partnership and limited liability company, respectively. During the year ended December 31, 2017, New Mountain Finance SBIC II, L.P. ("SBIC II") and its general partner, New Mountain Finance SBIC II G.P., L.L.C. ("SBIC II GP"), were organized in Delaware as a limited partnership and limited liability company, respectively. SBIC I, SBIC I GP, SBIC II and SBIC II GP are consolidated wholly-owned direct and indirect subsidiaries of the Company. SBIC I and SBIC II received licenses from the United States ("U.S.") Small Business Administration (the "SBA") to operate as small business investment companies ("SBICs") under Section 301(c) of the Small Business Investment Act of 1958, as amended (the "1958 Act"). The Company's wholly-owned subsidiary, New Mountain Net Lease Corporation ("NMNLC"), a Maryland corporation, was formed to acquire commercial real

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2017

(in thousands, except share data)

Note 1. Formation and Business Purpose (Continued)

properties that are subject to "triple net" leases and has qualified, and intends to continue to qualify, as a real estate investment trust, or REIT, within the meaning of Section 856(a) of the Code.

          The Company's investment objective is to generate current income and capital appreciation through the sourcing and origination of debt securities at all levels of the capital structure, including first and second lien debt, notes, bonds and mezzanine securities. The first lien debt may include traditional first lien senior secured loans or unitranche loans. Unitranche loans combine characteristics of traditional first lien senior secured loans as well as second lien and subordinated loans. Unitranche loans will expose the Company to the risks associated with second lien and subordinated loans to the extent the Company invests in the "last out" tranche. In some cases, the Company's investments may also include equity interests. The primary focus is in the debt of defensive growth companies, which are defined as generally exhibiting the following characteristics: (i) sustainable secular growth drivers, (ii) high barriers to competitive entry, (iii) high free cash flow after capital expenditure and working capital needs, (iv) high returns on assets and (v) niche market dominance. Similar to the Company, SBIC I's and SBIC II's investment objective is to generate current income and capital appreciation under the investment criteria used by the Company. However, SBIC I's and SBIC II's investments must be in SBA eligible small businesses. The Company's portfolio may be concentrated in a limited number of industries. As of December 31, 2017, the Company's top five industry concentrations were business services, software, healthcare services, education and consumer services.

Historical Structure

          On May 19, 2011, NMFC priced its IPO of 7,272,727 shares of common stock at a public offering price of $13.75 per share. Concurrently with the closing of the IPO and at the public offering price of $13.75 per share, NMFC sold an additional 2,172,000 shares of its common stock to certain executives and employees of, and other individuals affiliated with, New Mountain Capital in a concurrent private placement (the "Concurrent Private Placement"). Additionally, 1,252,964 shares were issued to the partners of New Mountain Guardian Partners, L.P. at that time for their ownership interest in the Predecessor Entities (as defined below). In connection with NMFC's IPO and through a series of transactions, NMF Holdings acquired all of the operations of the Predecessor Entities, including all of the assets and liabilities related to such operations. NMF Holdings, formerly known as New Mountain Guardian (Leveraged), L.L.C., was originally formed as a subsidiary of New Mountain Guardian AIV, L.P. ("Guardian AIV") by New Mountain Capital in October 2008. Guardian AIV was formed through an allocation of approximately $300.0 million of the $5.1 billion of commitments supporting New Mountain Partners III, L.P., a private equity fund managed by New Mountain Capital. In February 2009, New Mountain Capital formed a co-investment vehicle, New Mountain Guardian Partners, L.P., comprising $20.4 million of commitments. New Mountain Guardian (Leveraged), L.L.C. and New Mountain Guardian Partners, L.P., together with their respective direct and indirect wholly-owned subsidiaries, are defined as the "Predecessor Entities".

          Until May 8, 2014, NMF Holdings was externally managed by the Investment Adviser and was regulated as a BDC under the 1940 Act. As such, NMF Holdings was obligated to comply with certain regulatory requirements. NMF Holdings was treated as a partnership for U.S. federal income

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2017

(in thousands, except share data)

Note 1. Formation and Business Purpose (Continued)

tax purposes for so long as it had at least two members. With the completion of the underwritten secondary offering on February 3, 2014, NMF Holdings' existence as a partnership for U.S. federal income tax purposes terminated and NMF Holdings became an entity that is disregarded as a separate entity from its owner for U.S. federal tax purposes.

          Until April 25, 2014, New Mountain Finance AIV Holdings Corporation ("AIV Holdings") was a Delaware corporation that was originally incorporated on March 11, 2011. Guardian AIV, a Delaware limited partnership, was AIV Holdings' sole stockholder. AIV Holdings was a closed-end, non-diversified management investment company that was regulated as a BDC under the 1940 Act. As such, AIV Holdings was obligated to comply with certain regulatory requirements. AIV Holdings was treated, and complied with the requirements to qualify annually, as a RIC under the Code. AIV Holdings was dissolved on April 25, 2014.

          Prior to May 8, 2014, NMFC and AIV Holdings were holding companies with no direct operations of their own, and their sole asset was their ownership in NMF Holdings. In connection with the IPO, NMFC and AIV Holdings each entered into a joinder agreement with respect to the Limited Liability Company Agreement, as amended and restated (the "Operating Agreement"), of NMF Holdings, pursuant to which NMFC and AIV Holdings were admitted as members of NMF Holdings. NMFC acquired from NMF Holdings, with the gross proceeds of the IPO and the Concurrent Private Placement, common membership units ("units") of NMF Holdings (the number of units were equal to the number of shares of NMFC's common stock sold in the IPO and the Concurrent Private Placement). Additionally, NMFC received units of NMF Holdings equal to the number of shares of common stock of NMFC issued to the partners of New Mountain Guardian Partners, L.P. Guardian AIV was the parent of NMF Holdings prior to the IPO and, as a result of the transactions completed in connection with the IPO, obtained units in NMF Holdings. Guardian AIV contributed its units in NMF Holdings to its newly formed subsidiary, AIV Holdings, in exchange for common stock of AIV Holdings. AIV Holdings had the right to exchange all or any portion of its units in NMF Holdings for shares of NMFC's common stock on a one-for-one basis at any time.

          The original structure was designed to generally prevent NMFC from being allocated taxable income with respect to unrecognized gains that existed at the time of the IPO in the Predecessor Entities' assets, and rather such amounts would be allocated generally to AIV Holdings. The result was that any distributions made to NMFC's stockholders that were attributable to such gains generally were not treated as taxable dividends but rather as return of capital.

          NMFC acquired from NMF Holdings units of NMF Holdings equal to the number of shares of NMFC's common stock sold in the additional offerings. With the completion of the final secondary offering on February 3, 2014, NMFC owned 100.0% of the units of NMF Holdings, which became a wholly-owned subsidiary of NMFC.

Restructuring

          As a BDC, AIV Holdings had been subject to the 1940 Act, including certain provisions applicable only to BDCs. Accordingly, and after careful consideration of the 1940 Act requirements applicable to BDCs, the cost of 1940 Act compliance and a thorough assessment of AIV Holdings' business model, AIV Holdings' board of directors determined that continuation as a BDC was not in

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2017

(in thousands, except share data)

Note 1. Formation and Business Purpose (Continued)

the best interest of AIV Holdings and Guardian AIV. Specifically, given that AIV Holdings was formed for the sole purpose of holding units of NMF Holdings and AIV Holdings had disposed of all of the units of NMF Holdings that it was holding as of February 3, 2014, the board of directors of AIV Holdings approved and declared advisable at an in-person meeting held on March 25, 2014 the withdrawal of AIV Holdings' election to be regulated as a BDC under the 1940 Act. In addition, the board of directors of AIV Holdings approved and declared advisable for AIV Holdings to terminate its registration under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and to dissolve AIV Holdings under the laws of the State of Delaware.

          Upon receipt of the necessary stockholder consent to authorize the board of directors of AIV Holdings to withdraw AIV Holdings' election to be regulated as a BDC, the withdrawal was filed and became effective upon receipt by the U.S. Securities and Exchange Commission ("SEC") of AIV Holdings' notification of withdrawal on Form N-54C on April 15, 2014. The board of directors of AIV Holdings believed that AIV Holdings met the requirements for filing the notification to withdraw its election to be regulated as a BDC, upon the receipt of the necessary stockholder consent. After the notification of withdrawal of AIV Holdings' BDC election was filed with the SEC, AIV Holdings was no longer subject to the regulatory provisions of the 1940 Act applicable to BDCs generally, including regulations related to insurance, custody, composition of its board of directors, affiliated transactions and any compensation arrangements.

          In addition, on April 15, 2014, AIV Holdings filed a Form 15 with the SEC to terminate AIV Holdings' registration under Section 12(g) of the Exchange Act. After these SEC filings and any other federal or state regulatory or tax filings were made, AIV Holdings proceeded to dissolve under Delaware law by filing a certificate of dissolution in Delaware on April 25, 2014.

          Until May 8, 2014, as a BDC, NMF Holdings had been subject to the 1940 Act, including certain provisions applicable only to BDCs. Accordingly, and after careful consideration of the 1940 Act requirements applicable to BDCs, the cost of 1940 Act compliance and a thorough assessment of NMF Holdings' current business model, NMF Holdings' board of directors determined at an in-person meeting held on March 25, 2014 that continuation as a BDC was not in the best interests of NMF Holdings.

          At the joint annual meeting of the stockholders of NMFC and the sole unit holder of NMF Holdings held on May 6, 2014, the stockholders of NMFC and the sole unit holder of NMF Holdings approved a proposal which authorized the board of directors of NMF Holdings to withdraw NMF Holdings' election to be regulated as a BDC. Additionally, the stockholders of NMFC approved a new investment advisory and management agreement between NMFC and the Investment Adviser. Upon receipt of the necessary stockholder/unit holder approval to authorize the board of directors of NMF Holdings to withdraw NMF Holdings' election to be regulated as a BDC, the withdrawal was filed and became effective upon receipt by the SEC of NMF Holdings' notification of withdrawal on Form N-54C on May 8, 2014.

          Effective May 8, 2014, NMF Holdings amended and restated its Operating Agreement such that the board of directors of NMF Holdings was dissolved and NMF Holdings remained a wholly-owned subsidiary of NMFC with the sole purpose of serving as a special purpose vehicle for NMF Holdings' credit facility, and NMFC assumed all other operating activities previously undertaken by

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2017

(in thousands, except share data)

Note 1. Formation and Business Purpose (Continued)

NMF Holdings under the management of the Investment Adviser (collectively, the "Restructuring"). After the Restructuring, all wholly-owned direct and indirect subsidiaries of NMFC are consolidated with NMFC for both 1940 Act and financial statement reporting purposes, subject to any financial statement adjustments required in accordance with accounting principles generally accepted in the United States of America ("GAAP"). NMFC continues to remain a BDC under the 1940 Act.

          Also, on May 8, 2014, NMF Holdings filed Form 15 with the SEC to terminate NMF Holdings' registration under Section 12(g) of the Exchange Act. As a special purpose entity, NMF Holdings is bankruptcy-remote and non-recourse to NMFC. In addition, the assets held at NMF Holdings will continue to be used to secure NMF Holdings' credit facility.

          Prior to December 18, 2014, New Mountain Finance SPV Funding, L.L.C. ("NMF SLF") was a Delaware limited liability company. NMF SLF was a wholly-owned subsidiary of NMF Holdings and thus a wholly-owned indirect subsidiary of the Company. NMF SLF was bankruptcy-remote and non-recourse to NMFC. As part of an amendment to the Company's existing credit facilities with Wells Fargo Bank, National Association, NMF SLF merged with and into NMF Holdings on December 18, 2014.

Note 2. Summary of Significant Accounting Policies

          Basis of accounting — The Company's consolidated financial statements have been prepared in conformity with GAAP. The Company is an investment company following accounting and reporting guidance in Accounting Standards Codification Topic 946, Financial Services — Investment Companies, ("ASC 946"). NMFC consolidates its wholly-owned direct and indirect subsidiaries: NMF Holdings, NMF Servicing, NMNLC, SBIC I, SBIC I GP, SBIC II, SBIC II GP, NMF Ancora, NMF QID and NMF YP. Previously, the Company consolidated its wholly-owned indirect subsidiary NMF SLF until it merged with and into NMF Holdings on December 18, 2014. See Note 5. Agreements, for details. Prior to the Restructuring, the Predecessor Operating Company consolidated its wholly-owned subsidiary, NMF SLF. NMFC and AIV Holdings did not consolidate the Predecessor Operating Company. Prior to the Restructuring, NMFC and AIV Holdings applied investment company master-feeder financial statement presentation, as described in ASC 946 to their interest in the Predecessor Operating Company. NMFC and AIV Holdings observed that it was also industry practice to follow the presentation prescribed for a master fund-feeder fund structure in ASC 946 in instances in which a master fund was owned by more than one feeder fund and that such presentation provided stockholders of NMFC and AIV Holdings with a clearer depiction of their investment in the master fund.

          The Company's consolidated financial statements reflect all adjustments and reclassifications which, in the opinion of management, are necessary for the fair presentation of the results of operations and financial condition for all periods presented. All intercompany transactions have been eliminated. Revenues are recognized when earned and expenses when incurred. The financial results of the Company's portfolio investments are not consolidated in the financial statements.

          The Company's consolidated financial statements are prepared in accordance with GAAP and pursuant to the requirements for reporting on Form 10-K and Article 6 of Regulation S-X. In the

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2017

(in thousands, except share data)

Note 2. Summary of Significant Accounting Policies (Continued)

opinion of management, all adjustments, consisting solely of normal recurring accruals considered necessary for the fair presentation of financial statements have been included.

          Investments — The Company applies fair value accounting in accordance with GAAP. Fair value is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Investments are reflected on the Company's Consolidated Statements of Assets and Liabilities at fair value, with changes in unrealized gains and losses resulting from changes in fair value reflected in the Company's Consolidated Statements of Operations as "Net change in unrealized appreciation (depreciation) of investments" and realizations on portfolio investments reflected in the Company's Consolidated Statements of Operations as "Net realized gains (losses) on investments".

          The Company values its assets on a quarterly basis, or more frequently if required under the 1940 Act. In all cases, the Company's board of directors is ultimately and solely responsible for determining the fair value of the portfolio investments on a quarterly basis in good faith, including investments that are not publicly traded, those whose market prices are not readily available and any other situation where its portfolio investments require a fair value determination. Security transactions are accounted for on a trade date basis. The Company's quarterly valuation procedures are set forth in more detail below:

  (1)
  Investments for which market quotations are readily available on an exchange are valued at such market quotations based on the closing price indicated from independent pricing services.

  (2)
  Investments for which indicative prices are obtained from various pricing services and/or brokers or dealers are valued through a multi-step valuation process, as described below, to determine whether the quote(s) obtained is representative of fair value in accordance with GAAP.

  a.
  Bond quotes are obtained through independent pricing services. Internal reviews are performed by the investment professionals of the Investment Adviser to ensure that the quote obtained is representative of fair value in accordance with GAAP and, if so, the quote is used. If the Investment Adviser is unable to sufficiently validate the quote(s) internally and if the investment's par value or its fair value exceeds the materiality threshold, the investment is valued similarly to those assets with no readily available quotes (see (3) below); and

  b.
  For investments other than bonds, the Company looks at the number of quotes readily available and performs the following procedures:

  i.
  Investments for which two or more quotes are received from a pricing service are valued using the mean of the mean of the bid and ask of the quotes obtained.

  ii.
  Investments for which one quote is received from a pricing service are validated internally. The investment professionals of the Investment Adviser analyze the market quotes obtained using an array of valuation methods

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2017

(in thousands, except share data)

Note 2. Summary of Significant Accounting Policies (Continued)

        (further described below) to validate the fair value. If the Investment Adviser is unable to sufficiently validate the quote internally and if the investment's par value or its fair value exceeds the materiality threshold, the investment is valued similarly to those assets with no readily available quotes (see (3) below).

  (3)
  Investments for which quotations are not readily available through exchanges, pricing services, brokers, or dealers are valued through a multi-step valuation process:

  a.
  Each portfolio company or investment is initially valued by the investment professionals of the Investment Adviser responsible for the credit monitoring;

  b.
  Preliminary valuation conclusions will then be documented and discussed with the Company's senior management;

  c.
  If an investment falls into (3) above for four consecutive quarters and if the investment's par value or its fair value exceeds the materiality threshold, then at least once each fiscal year, the valuation for each portfolio investment for which the Company does not have a readily available market quotation will be reviewed by an independent valuation firm engaged by the Company's board of directors; and

  d.
  When deemed appropriate by the Company's management, an independent valuation firm may be engaged to review and value investment(s) of a portfolio company, without any preliminary valuation being performed by the Investment Adviser. The investment professionals of the Investment Adviser will review and validate the value provided.

          For investments in revolving credit facilities and delayed draw commitments, the cost basis of the funded investments purchased is offset by any costs/netbacks received for any unfunded portion on the total balance committed. The fair value is also adjusted for the price appreciation or depreciation on the unfunded portion. As a result, the purchase of a commitment not completely funded may result in a negative fair value until it is called and funded.

          The values assigned to investments are based upon available information and do not necessarily represent amounts which might ultimately be realized, since such amounts depend on future circumstances and cannot be reasonably determined until the individual positions are liquidated. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company's investments may fluctuate from period to period and the fluctuations could be material.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2017

(in thousands, except share data)

Note 2. Summary of Significant Accounting Policies (Continued)

          Prior to the Restructuring, NMFC was a holding company with no direct operations of its own, and its sole asset was its ownership in the Predecessor Operating Company. Prior to the completion of the underwritten secondary public offering on February 3, 2014, AIV Holdings was a holding company with no direct operations of its own, and its sole asset was its ownership in the Predecessor Operating Company. NMFC's and AIV Holdings' investments in the Predecessor Operating Company were carried at fair value and represented the respective pro-rata interest in the net assets of the Predecessor Operating Company as of the applicable reporting date. NMFC and AIV Holdings valued their ownership interest on a quarterly basis, or more frequently if required under the 1940 Act.

          See Note 3. Investments, for further discussion relating to investments.

New Mountain Net Lease Corporation

          NMNLC was formed to acquire commercial real properties that are subject to "triple net" leases. NMNLC's investments are disclosed on the Company's Consolidated Schedule of Investments as of December 31, 2017.

          Below is certain summarized property information for NMNLC as of December 31, 2017:

Portfolio Company	Tenant	Lease Expiration Date	Location	Total Square Feet	Fair Value as of December 31, 2017

NM APP Canada Corp.	A.P. Plasman, Inc.	9/30/2031	Ontario, Canada	436	$7,962
NM APP US LLC	Plasman Corp, LLC / A-Brite LP	9/30/2033	Fort Payne, AL	261	5,138
NM CLFX LP	Victor Equipment Company	8/31/2033	Denton, TX	423	12,538
NM DRVT LLC	FMH Conveyors, LLC	10/31/2031	Jonesboro, AR	195	5,385
NM JRA LLC	J.R. Automation Technologies, LLC	1/31/2031	Holland, MI	88	2,191
NM KRLN LLC	Kirlin Group, LLC	6/30/2029	Rockville, MD	95	8,195

					$41,409

          Collateralized agreements or repurchase financings — The Company follows the guidance in Accounting Standards Codification Topic 860, Transfers and Servicing — Secured Borrowing and Collateral, ("ASC 860") when accounting for transactions involving the purchases of securities under collateralized agreements to resell (resale agreements). These transactions are treated as collateralized financing transactions and are recorded at their contracted resale or repurchase amounts, as specified in the respective agreements. Interest on collateralized agreements is accrued and recognized over the life of the transaction and included in interest income. As of

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2017

(in thousands, except share data)

Note 2. Summary of Significant Accounting Policies (Continued)

December 31, 2017 and December 31, 2016, the Company held one collateralized agreement to resell with a cost basis of $30,000 and $30,000, respectively, and a carrying value of $25,212 and $29,218, respectively. The collateralized agreement to resell is guaranteed by a private hedge fund. The private hedge fund is currently in liquidation under the laws of the Cayman Islands. Pursuant to the terms of the collateralized agreement, the private hedge fund was obligated to repurchase the collateral from the Company at the par value of the collateralized agreement. The private hedge fund has breached its agreement to repurchase the collateral under the collateralized agreement. A claim has been filed with the Cayman Islands joint official liquidators to resolve this matter.

          Cash and cash equivalents — Cash and cash equivalents include cash and short-term, highly liquid investments. The Company defines cash equivalents as securities that are readily convertible into known amounts of cash and so near maturity that there is insignificant risk of changes in value. These securities have original maturities of three months or less. The Company did not hold any cash equivalents as of December 31, 2017 and December 31, 2016.

Revenue recognition

          Sales and paydowns of investments:    Realized gains and losses on investments are determined on the specific identification method.

          Interest and dividend income:    Interest income, including amortization of premium and discount using the effective interest method, is recorded on the accrual basis and periodically assessed for collectability. Interest income also includes interest earned from cash on hand. Upon the prepayment of a loan or debt security, any prepayment penalties are recorded as part of interest income. The Company has loans and certain preferred equity investments in the portfolio that contain a payment-in-kind ("PIK") interest or dividend provision. PIK interest and dividends are accrued and recorded as income at the contractual rates, if deemed collectible. The PIK interest and dividends are added to the principal or share balances on the capitalization dates and are generally due at maturity or when redeemed by the issuer.

          Dividend income on common equity is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded portfolio companies. Dividend income on preferred securities is recorded as dividend income on an accrual basis to the extent that such amounts are deemed collectible.

          Non-accrual income:    Investments are placed on non-accrual status when principal or interest payments are past due for 30 days or more and when there is reasonable doubt that principal or interest will be collected. Accrued cash and un-capitalized PIK interest or dividends are reversed when an investment is placed on non-accrual status. Previously capitalized PIK interest or dividends are not reversed when an investment is placed on non-accrual status. Interest or dividend payments received on non-accrual investments may be recognized as income or applied to principal depending upon management's judgment of the ultimate outcome. Non-accrual investments are restored to accrual status when past due principal and interest is paid and, in management's judgment, are likely to remain current.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2017

(in thousands, except share data)

Note 2. Summary of Significant Accounting Policies (Continued)

          Other income:    Other income represents delayed compensation, consent or amendment fees, revolver fees, structuring fees, upfront fees, management fees from a non-controlled/affiliated investment and other miscellaneous fees received and are typically non-recurring in nature. Delayed compensation is income earned from counterparties on trades that do not settle within a set number of business days after trade date. Other income may also include fees from bridge loans. The Company may from time to time enter into bridge financing commitments, an obligation to provide interim financing to a counterparty until permanent credit can be obtained. These commitments are short-term in nature and may expire unfunded. A fee is received by the Company for providing such commitments. Structuring fees and upfront fees are recognized as income when earned, usually when paid at the closing of the investment and are non-refundable.

          Interest and other financing expenses — Interest and other financing fees are recorded on an accrual basis by the Company. See Note 7. Borrowings, for details.

          Deferred financing costs — The deferred financing costs of the Company consists of capitalized expenses related to the origination and amending of the Company's borrowings. The Company amortizes these costs into expense over the stated life of the related borrowing. See Note 7. Borrowings, for details.

          Deferred offering costs — The Company's deferred offering costs consist of fees and expenses incurred in connection with equity offerings and the filing of shelf registration statements. Upon the issuance of shares, offering costs are charged as a direct reduction to net assets. Deferred offering costs are included in other assets on the Company's Consolidated Statements of Assets and Liabilities.

          Income taxes — The Company has elected to be treated, and intends to comply with the requirements to qualify annually, as a RIC under subchapter M of the Code. As a RIC, the Company is not subject to U.S. federal income tax on the portion of taxable income and gains timely distributed to its stockholders.

          To continue to qualify and be subject to tax as a RIC, the Company is required to meet certain income and asset diversification tests in addition to distributing at least 90.0% of its investment company taxable income, as defined by the Code. Since U.S. federal income tax regulations differ from GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes.

          Differences between taxable income and the results of operations for financial reporting purposes may be permanent or temporary in nature. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

          For U.S. federal income tax purposes, distributions paid to stockholders of the Company are reported as ordinary income, return of capital, long term capital gains or a combination thereof.

          The Company will be subject to a 4.0% nondeductible federal excise tax on certain undistributed income unless the Company distributes, in a timely manner as required by the Code, an amount at least equal to the sum of (1) 98.0% of its respective net ordinary income earned for

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2017

(in thousands, except share data)

Note 2. Summary of Significant Accounting Policies (Continued)

the calendar year and (2) 98.2% of its respective capital gain net income for the one-year period ending October 31 in the calendar year.

          Certain consolidated subsidiaries of the Company are subject to U.S. federal and state income taxes. These taxable entities are not consolidated for income tax purposes and may generate income tax liabilities or assets from permanent and temporary differences in the recognition of items for financial reporting and income tax purposes.

          For the year ended December 31, 2017, the Company recognized a total provision for income taxes of approximately $416 for the Company's consolidated subsidiaries. For the year ended December 31, 2017, the Company recorded current income tax expense of approximately $556 and deferred income tax benefit of approximately $140. For the year ended December 31, 2016, the Company recognized a total income tax benefit of $490 for the Company's consolidated subsidiaries. For the year ended December 31, 2016, the Company recorded current income tax expense of approximately $152 and deferred income tax benefit of approximately $642. For the year ended December 31, 2015, the Company recognized a total provision for income taxes of $1,343 for the Company's consolidated subsidiaries. For the year ended December 31, 2015, the Company recorded current income tax expense of approximately $160 and deferred income tax expense of approximately $1,183.

          As of December 31, 2017 and December 31, 2016, the Company had $894 and $1,034, respectively, of deferred tax liabilities primarily relating to deferred taxes attributable to certain differences between the computation of income for U.S. federal income tax purposes as compared to GAAP.

          The Company has adopted the Income Taxes topic of the Accounting Standards Codification Topic 740 ("ASC 740"). ASC 740 provides guidance for income taxes, including how uncertain income tax positions should be recognized, measured, and disclosed in the financial statements. Based on its analysis, the Company has determined that there were no uncertain income tax positions that do not meet the more likely than not threshold through December 31, 2017. The 2014 through 2017 tax years remain subject to examination by the U.S. federal, state, and local tax authorities.

          Distributions — Distributions to common stockholders of the Company are recorded on the record date as set by the board of directors. The Company intends to make distributions to its stockholders that will be sufficient to enable the Company to maintain its status as a RIC. The Company intends to distribute approximately all of its net investment income (see Note 5. Agreements) on a quarterly basis and substantially all of its taxable income on an annual basis, except that the Company may retain certain net capital gains for reinvestment.

          The Company has adopted a dividend reinvestment plan that provides on behalf of its stockholders for reinvestment of any distributions declared, unless a stockholder elects to receive cash.

          The Company applies the following in implementing the dividend reinvestment plan. If the price at which newly issued shares are to be credited to stockholders' accounts is equal to or

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2017

(in thousands, except share data)

Note 2. Summary of Significant Accounting Policies (Continued)

greater than 110.0% of the last determined net asset value of the shares, the Company will use only newly issued shares to implement its dividend reinvestment plan. Under such circumstances, the number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of the Company's common stock on the New York Stock Exchange ("NYSE") on the distribution payment date. Market price per share on that date will be the closing price for such shares on the NYSE or, if no sale is reported for such day, the average of their electronically reported bid and ask prices.

          If the price at which newly issued shares are to be credited to stockholders' accounts is less than 110.0% of the last determined net asset value of the shares, the Company will either issue new shares or instruct the plan administrator to purchase shares in the open market to satisfy the additional shares required. Shares purchased in open market transactions by the plan administrator will be allocated to a stockholder based on the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased in the open market. The number of shares of the Company's common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of the Company's stockholders have been tabulated.

          Share repurchase program — On February 4, 2016, the Company's board of directors authorized a program for the purpose of repurchasing up to $50,000 worth of the Company's common stock. Under the repurchase program, the Company was permitted, but was not obligated to, repurchase its outstanding common stock in the open market from time to time provided that it complied with the Company's code of ethics and the guidelines specified in Rule 10b-18 of the Exchange Act, including certain price, market volume and timing constraints. In addition, any repurchases were conducted in accordance with the 1940 Act. On December 29, 2017 the Company's board of directors extended the Company's repurchase program and the Company expects the repurchase program to be in place until the earlier of December 31, 2018 or until $50,000 of its outstanding shares of common stock have been repurchased. During the year ended December 31, 2017 and December 31, 2016, the Company repurchased a total of 0 and 248,499 shares, respectively, of the Company's common stock in the open market for $0 and $2,948, respectively, including commissions paid.

          Earnings per share — The Company's earnings per share ("EPS") amounts have been computed based on the weighted-average number of shares of common stock outstanding for the period. Basic EPS is computed by dividing net increase (decrease) in net assets resulting from operations by the weighted average number of shares of common stock outstanding during the period of computation. Diluted EPS is computed by dividing net increase (decrease) in net assets resulting from operations by the weighted average number of shares of common stock assuming all potential shares had been issued, and its related net impact to net assets accounted for, and the additional shares of common stock were dilutive. Diluted EPS reflects the potential dilution, using the as-if-converted method for convertible debt, which could occur if all potentially dilutive securities were exercised.

          Foreign securities — The accounting records of the Company are maintained in U.S. dollars. Investment securities denominated in foreign currencies are translated into U.S. dollars based on

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2017

(in thousands, except share data)

Note 2. Summary of Significant Accounting Policies (Continued)

the rate of exchange of such currencies on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies on the respective dates of the transactions. The Company does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with "Net change in unrealized appreciation (depreciation) of investments" and "Net realized gains (losses) on investments" in the Company's Consolidated Statements of Operations.

          Investments denominated in foreign currencies may be negatively affected by movements in the rate of exchange between the U.S. dollar and such foreign currencies. This movement is beyond the control of the Company and cannot be predicted.

          Use of estimates — The preparation of the Company's consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the Company's consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Changes in the economic environment, financial markets, and other metrics used in determining these estimates could cause actual results to differ from the estimates used, and the differences could be material.

          Dividend income recorded related to distributions received from flow-through investments is an accounting estimate based on the most recent estimate of the tax treatment of the distribution. During the year ended December 31, 2015, the Company adjusted accounting estimates related to the classification of dividend income for distributions received from three of the Company's equity investments. Based on updated tax projections received during the year ended December 31, 2015, the Company decreased dividend income by $533, which decreased the equity investments cost basis by $3 and increased the realized gain by $530 to agree to the tax treatment on the equity investments.

Note 3. Investments

          At December 31, 2017, the Company's investments consisted of the following:

  Investment Cost and Fair Value by Type

	Cost	Fair Value

First lien	$688,696	$693,563
Second lien	674,536	682,950
Subordinated	70,991	70,257
Equity and other	357,004	378,890

Total investments	$1,791,227	$1,825,660

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2017

(in thousands, except share data)

Note 3. Investments (Continued)

  Investment Cost and Fair Value by Industry

	Cost	Fair Value

Business Services	$566,344	$581,434
Software	291,445	298,172
Healthcare Services	174,046	175,348
Education	176,399	173,072
Consumer Services	129,311	131,116
Distribution & Logistics	107,835	112,241
Investment Fund	102,400	102,400
Federal Services	77,001	78,433
Energy	69,411	74,124
Net Lease	39,668	41,409
Healthcare Information Technology	33,525	34,020
Packaging	14,309	14,391
Business Products	9,533	9,500

Total investments	$1,791,227	$1,825,660

          At December 31, 2016, the Company's investments consisted of the following:

  Investment Cost and Fair Value by Type

	Cost	Fair Value

First lien	$706,140	$700,580
Second lien	638,347	604,203
Subordinated	68,341	66,559
Equity and other	162,350	187,475

Total investments	$1,575,178	$1,558,817

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2017

(in thousands, except share data)

Note 3. Investments (Continued)

  Investment Cost and Fair Value by Industry

	Cost	Fair Value

Business Services	$446,008	$461,997
Software	424,965	420,896
Consumer Services	105,868	106,392
Investment Fund	94,460	94,460
Education	93,651	94,168
Energy	81,390	75,168
Healthcare Services	70,731	71,844
Distribution & Logistics	88,768	61,696
Federal Services	59,881	60,116
Net Lease	27,000	27,000
Business Products	25,613	24,958
Media	21,189	24,162
Retail	21,006	21,016
Healthcare Information Technology	14,648	14,944

Total investments	$1,575,178	$1,558,817

          During the first quarter of 2017, the Company placed its entire first lien notes position in Sierra Hamilton LLC / Sierra Hamilton Finance, Inc. ("Sierra") on non-accrual status due to its ongoing restructuring. As of June 30, 2017, the Company's investment in Sierra placed on non-accrual status represented an aggregate cost basis of $27,231, an aggregate fair value of $12,725 and total unearned interest income of $1,388 for the six months then ended. In July 2017, Sierra completed a restructuring which resulted in a material modification of the original terms and an extinguishment of the Company's original investment in Sierra. Prior to the extinguishment in July 2017, the Company's original investment in Sierra had an aggregate cost of $27,307, an aggregate fair value of $12,858 and total unearned interest income of $1,687. The extinguishment resulted in a realized loss of $14,449. As a result of the restructuring, the Company received common shares in Sierra Hamilton Holding Corporation. As of December 31, 2017, the Company's investment has an aggregate cost basis of $12,782 and an aggregate fair value of $12,330.

          During the third quarter of 2016, the Company placed its entire second lien position in Transtar Holding Company ("Transtar") on non-accrual status due to its ongoing restructuring. As of March 31, 2017, the Company's investment in Transtar had an aggregate cost basis of $31,166, an aggregate fair value of $3,621 and total unearned interest income of approximately $1,809 for the three months then ended. In April 2017, Transtar completed a restructuring which resulted in a $3,606 repayment of the Company's second lien position. The Company recognized a realized loss of $27,560 during the year ended December 31, 2017 related to Transtar.

          During the second quarter of 2016, the Company placed a portion of its first lien position in Permian Tank & Manufacturing, Inc. ("Permian") on non-accrual status due to its ongoing restructuring. As of September 30, 2016, the Company's investment in Permian had an aggregate

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2017

(in thousands, except share data)

Note 3. Investments (Continued)

cost basis of $24,444, an aggregate fair value of $7,064 and total unearned interest income of $1,273 for the nine months then ended. In October 2016, Permian completed a restructuring which resulted in a material modification of the original terms and an extinguishment of the Company's original investment in Permian. Prior to the extinguishment in October 2016, the Company's original investment in Permian had an aggregate cost of $25,047, an aggregate fair value of $7,064 and total unearned interest income of $1,422 for the year ended December 31, 2016. The extinguishment resulted in a realized loss of $17,983. Post restructuring, the Company's investments in Permian have been restored to full accrual status. As of December 31, 2017, the Company's investments in Permian have an aggregate cost basis of $10,882 and an aggregate fair value of $12,733.

          During the third quarter of 2016, the Company received notice that there would be no recovery of the outstanding principal and interest owed on its two super priority first lien positions in ATI Acquisition Company ("ATI"). As of June 30, 2016, the Company's first lien positions in ATI had an aggregate cost of $1,528 and an aggregate fair value of $0 and no unearned interest income for the period then ended. The Company wrote off its first lien positions in ATI and recognized an aggregate realized loss of $1,528 during the year ended December 31, 2016. As of December 31, 2017, the Company's preferred shares and warrants in Ancora Acquisition LLC, which were received as a result of the Company's first lien positions in ATI, had an aggregate cost basis of $83 and an aggregate fair value of $393.

          As of December 31, 2017, the Company had unfunded commitments on revolving credit facilities and bridge facilities of $23,716 and $0, respectively. As of December 31, 2017, the Company had unfunded commitments in the form of delayed draws or other future funding commitments of $53,712. The unfunded commitments on revolving credit facilities and delayed draws are disclosed on the Company's Consolidated Schedule of Investments as of December 31, 2017.

          As of December 31, 2016, the Company had unfunded commitments on revolving credit facilities and bridge facilities of $27,915 and $0, respectively. As of December 31, 2016, the Company had unfunded commitments in the form of delayed draws or other future funding commitments of $16,368. The unfunded commitments on revolving credit facilities and delayed draws are disclosed on the Company's Consolidated Schedule of Investments as of December 31, 2016.

NMFC Senior Loan Program I LLC

          NMFC Senior Loan Program I LLC ("SLP I") was formed as a Delaware limited liability company on May 27, 2014 and commenced operations on June 10, 2014. SLP I is a portfolio company held by the Company. SLP I is structured as a private investment fund, in which all of the investors are qualified purchasers, as such term is defined under the 1940 Act. Transfer of interests in SLP I is subject to restrictions, and as a result, such interests are not readily marketable. SLP I operates under a limited liability company agreement (the "SLP I Agreement") and will continue in existence until June 10, 2019, subject to earlier termination pursuant to certain terms of the SLP I Agreement. The term may be extended for up to one year pursuant to certain terms of the SLP I

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2017

(in thousands, except share data)

Note 3. Investments (Continued)

Agreement. SLP I had a three year re-investment period. In June 2017, the re-investment period was extended for one additional year. SLP I invests in senior secured loans issued by companies within the Company's core industry verticals. These investments are typically broadly syndicated first lien loans.

          SLP I is capitalized with $93,000 of capital commitments and $265,000 of debt from a revolving credit facility and is managed by the Company. The Company's capital commitment is $23,000, representing less than 25.0% ownership, with third party investors representing the remaining capital commitment. As of December 31, 2017, SLP I had total investments with an aggregate fair value of approximately $348,652, debt outstanding of $223,667 and capital that had been called and funded of $93,000. As of December 31, 2016, SLP I had total investments with an aggregate fair value of approximately $348,672, debt outstanding of $256,517 and capital that had been called and funded of $93,000. The Company's investment in SLP I is disclosed on the Company's Consolidated Schedules of Investments as of December 31, 2017 and December 31, 2016.

          The Company, as an investment adviser registered under the Advisers Act, acts as the collateral manager to SLP I and is entitled to receive a management fee for its investment management services provided to SLP I. As a result, SLP I is classified as an affiliate of the Company. No management fee is charged on the Company's investment in SLP I in connection with the administrative services provided to SLP I. For the years ended December 31, 2017, December 31, 2016 and December 31, 2015, the Company earned approximately $1,156, $1,163 and $1,215, respectively, in management fees related to SLP I which is included in other income. As of December 31, 2017 and December 31, 2016, approximately $291 and $286, respectively, of management fees related to SLP I was included in receivable from affiliates. For the years ended December 31, 2017, December 31, 2016 and December 31, 2015, the Company earned approximately $3,498, $3,728 and $3,619, respectively, of dividend income related to SLP I, which is included in dividend income. As of December 31, 2017 and December 31, 2016, approximately $836 and $861, respectively, of dividend income related to SLP I was included in interest and dividend receivable.

Unconsolidated Significant Subsidiaries

          In accordance with Regulation S-X Rules 3-09 and 4-08(g), the Company evaluates its unconsolidated controlled portfolio companies as significant subsidiaries under the respective rules. As of December 31, 2017, the following portfolio companies were considered significant unconsolidated subsidiaries under Regulation S-X Rule 4-08(g). Based on the requirements under Regulation S-X Rule 4-08(g), the summarized consolidated financial information of these portfolio companies is shown below:

NMFC Senior Loan Program II LLC

          NMFC Senior Loan Program II LLC ("SLP II") was formed as a Delaware limited liability company on March 9, 2016 and commenced operations on April 12, 2016. SLP II is structured as a private joint venture investment fund between the Company and SkyKnight Income, LLC

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2017

(in thousands, except share data)

Note 3. Investments (Continued)

("SkyKnight") and operates under a limited liability company agreement (the "SLP II Agreement"). The purpose of the joint venture is to invest primarily in senior secured loans issued by portfolio companies within the Company's core industry verticals. These investments are typically broadly syndicated first lien loans. All investment decisions must be unanimously approved by the board of managers of SLP II, which has equal representation from the Company and SkyKnight. SLP II has a three year investment period and will continue in existence until April 12, 2021. The term may be extended for up to one year pursuant to certain terms of the SLP II Agreement.

          SLP II is capitalized with equity contributions which are called from its members, on a pro-rata basis based on their equity commitments, as transactions were completed. Any decision by SLP II to call down on capital commitments requires approval by the board of managers of SLP II. As of December 31, 2017, the Company and SkyKnight have committed and contributed $79,400 and $20,600 of equity to SLP II, respectively. The Company's investment in SLP II is disclosed on the Company's Consolidated Schedules of Investments as of December 31, 2017 and December 31, 2016.

          On April 12, 2016, SLP II closed its $275,000 revolving credit facility with Wells Fargo Bank, National Association which matures on April 12, 2021 and bears interest at a rate of the London Interbank Offered Rate ("LIBOR") plus 1.75% per annum. As of December 31, 2017 and December 31, 2016, SLP II had total investments with an aggregate fair value of approximately $382,534 and $361,719, respectively, and debt outstanding under its credit facility of $266,270 and $249,960, respectively.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2017

(in thousands, except share data)

Note 3. Investments (Continued)

          The following table is a listing of the individual loans in SLP II's portfolio as of December 31, 2017:

Portfolio Company and Type of Investment	Industry	Interest Rate(1)	Maturity Date	Principal Amount or Par Value	Cost	Fair Value(2)

Funded Investments — First lien
ADG, LLC	Healthcare Services	6.32% (L + 4.75%)	9/28/2023	$17,034	$16,890	$16,779
ASG Technologies Group, Inc.	Software	6.32% (L + 4.75%)	7/31/2024	7,481	7,446	7,547
Beaver-Visitec International Holdings, Inc.	Healthcare Products	6.69% (L + 5.00%)	8/21/2023	14,812	14,688	14,813
DigiCert, Inc.	Business Services	6.13% (L + 4.75%)	10/31/2024	10,000	9,951	10,141
Emerald 2 Limited	Business Services	5.69% (L + 4.00%)	5/14/2021	1,266	1,211	1,267
Evo Payments International, LLC	Business Services	5.57% (L + 4.00%)	12/22/2023	17,369	17,292	17,492
Explorer Holdings, Inc.	Healthcare Services	5.13% (L + 3.75%)	5/2/2023	2,940	2,917	2,973
Globallogic Holdings Inc.	Business Services	6.19% (L + 4.50%)	6/20/2022	9,677	9,611	9,755
Greenway Health, LLC	Software	5.94% (L + 4.25%)	2/16/2024	14,925	14,858	15,074
Idera, Inc.	Software	6.57% (L + 5.00%)	6/28/2024	12,619	12,499	12,556
J.D. Power (fka J.D. Power and Associates)	Business Services	5.94% (L + 4.25%)	9/7/2023	13,357	13,308	13,407
Keystone Acquisition Corp.	Healthcare Services	6.94% (L + 5.25%)	5/1/2024	5,386	5,336	5,424
Market Track, LLC	Business Services	5.94% (L + 4.25%)	6/5/2024	11,940	11,884	11,940
McGraw-Hill Global Education Holdings, LLC	Education	5.57% (L + 4.00%)	5/4/2022	9,850	9,813	9,844
Medical Solutions Holdings, Inc.	Healthcare Services	5.82% (L + 4.25%)	6/14/2024	6,965	6,932	7,043
Ministry Brands, LLC	Software	6.38% (L + 5.00%)	12/2/2022	2,138	2,128	2,138
Ministry Brands, LLC	Software	6.38% (L + 5.00%)	12/2/2022	7,768	7,735	7,768
Navex Global, Inc.	Software	5.82% (L + 4.25%)	11/19/2021	14,897	14,724	14,971
Navicure, Inc.	Healthcare Services	5.11% (L + 3.75%)	11/1/2024	15,000	14,926	15,000
OEConnection LLC	Business Services	5.69% (L + 4.00%)	11/22/2024	15,000	14,925	14,981
Pathway Partners Vet Management Company LLC	Consumer Services	5.82% (L + 4.25%)	10/10/2024	6,963	6,929	6,980
Pathway Partners Vet Management Company LLC	Consumer Services	5.82% (L + 4.25%)	10/10/2024	291	290	292
Peraton Corp. (fka MHVC Acquisition Corp.)	Federal Services	6.95% (L + 5.25%)	4/29/2024	10,448	10,399	10,526
Poseidon Intermediate, LLC	Software	5.82% (L + 4.25%)	8/15/2022	14,881	14,877	14,955
Project Accelerate Parent, LLC	Business Services	5.94% (L + 4.25%)	1/2/2025	15,000	14,925	15,038
PSC Industrial Holdings Corp.	Industrial Services	5.71% (L + 4.25%)	10/11/2024	10,500	10,398	10,500
Quest Software US Holdings Inc.	Software	6.92% (L + 5.50%)	10/31/2022	9,899	9,775	10,071
Salient CRGT Inc.	Federal Services	7.32% (L + 5.75%)	2/28/2022	14,433	14,310	14,559
Severin Acquisition, LLC	Software	6.32% (L + 4.75%)	7/30/2021	14,888	14,827	14,813
Shine Acquisition Co. S.à.r.l / Boing US Holdco Inc.	Consumer Services	4.88% (L + 3.50%)	10/3/2024	15,000	14,964	15,108
Sierra Acquisition, Inc.	Food & Beverage	5.68% (L + 4.25%)	11/11/2024	3,750	3,731	3,789
TMK Hawk Parent, Corp.	Distribution & Logistics	4.88% (L + 3.50%)	8/28/2024	1,671	1,667	1,686
University Support Services LLC (St. George's University Scholastic Services LLC)	Education	5.82% (L + 4.25%)	7/6/2022	1,875	1,875	1,900
Vencore, Inc. (fka SI Organization, Inc., The)	Federal Services	6.44% (L + 4.75%)	11/23/2019	10,686	10,673	10,835
WP CityMD Bidco LLC	Healthcare Services	5.69% (L + 4.00%)	6/7/2024	14,963	14,928	15,009
YI, LLC	Healthcare Services	5.69% (L + 4.00%)	11/7/2024	8,240	8,204	8,230
Zywave, Inc.	Software	6.61% (L + 5.00%)	11/17/2022	17,325	17,252	17,325

Total Funded Investments				$381,237	$379,098	$382,529

Unfunded Investments — First lien
Pathway Partners Vet Management Company LLC	Consumer Services	—	10/10/2019	$2,728	$(14)	$7
TMK Hawk Parent, Corp.	Distribution & Logistics	—	3/28/2018	75	—	1
YI, LLC	Healthcare Services	—	11/7/2018	2,060	(9)	(3)

Total Unfunded Investments				$4,863	$(23)	$5

Total Investments				$386,100	$379,075	$382,534

(1)
All interest is payable in cash unless otherwise indicated. A majority of the variable rate debt investments bear interest at a rate that may be determined by reference to the LIBOR (L), the Prime Rate (P) and the alternative base rate (Base). For each investment, the current interest rate provided reflects the rate in effect as of December 31, 2017.

(2)
Represents the fair value in accordance with Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures ("ASC 820"). The Company's board of directors does not determine the fair value of the investments held by SLP II.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2017

(in thousands, except share data)

Note 3. Investments (Continued)

          The following table is a listing of the individual loans in SLP II's portfolio as of December 31, 2016:

Portfolio Company and Type of Investment	Industry	Interest Rate(1)	Maturity Date	Principal Amount or Par Value	Cost	Fair Value(2)

Funded Investments — First lien:
ADG, LLC	Healthcare Services	5.75% (L + 4.75%)	9/28/2023	$17,207	$17,040	$17,121
AssuredPartners, Inc.	Business Services	5.25% (L + 4.25%)	10/21/2022	11,862	11,847	12,058
Beaver-Visitec International Holdings, Inc.	Healthcare Products	6.00% (L + 5.00%)	8/21/2023	14,962	14,819	14,963
Coinstar, LLC	Consumer Services	5.25% (L + 4.25%)	9/27/2023	4,987	4,963	5,054
Cvent, Inc.	Software	6.00% (L + 5.00%)	11/29/2023	10,000	9,901	10,125
DigiCert Holdings, Inc.	Software	6.00% (L + 5.00%)	10/21/2021	14,900	14,814	14,881
Eiger Acquisition B.V. (Eiger Co-Borrower, LLC)	Software	6.25% (L + 5.25%)	2/18/2022	10,507	10,350	10,402
Emerald 2 Limited	Business Services	5.00% (L + 4.00%)	5/14/2021	1,277	1,206	1,174
Engility Corporation (fka TASC, Inc.)	Federal Services	5.81% (Base + 4.72%)	8/14/2023	13,860	13,793	14,080
Evo Payments International, LLC	Business Services	6.00% (L + 5.00%)	12/22/2023	17,500	17,413	17,602
Explorer Holdings, Inc.	Healthcare Services	6.00% (L + 5.00%)	5/2/2023	4,975	4,929	5,028
Globallogic Holdings Inc.	Business Services	5.50% (L + 4.50%)	6/20/2022	10,000	9,900	10,013
GOBP Holdings Inc.	Retail	5.00% (L + 4.00%)	10/21/2021	14,955	14,816	14,985
Hyperion Insurance Group Limited	Business Services	5.50% (L + 4.50%)	4/29/2022	14,401	14,179	14,476
J.D. Power and Associates	Business Services	5.25% (L + 4.25%)	9/7/2023	9,975	9,927	10,075
Kronos Incorporated	Software	5.00% (L + 4.00%)	11/1/2023	10,000	9,951	10,105
Masergy Holdings, Inc.	Business Services	5.50% (L + 4.50%)	12/15/2023	7,500	7,463	7,563
McGraw-Hill Global Education Holdings, LLC	Education	5.00% (L + 4.00%)	5/4/2022	9,950	9,905	9,971
Ministry Brands, LLC	Software	6.00% (L + 5.00%)	12/2/2022	7,846	7,807	7,807
Mister Car Wash Holdings, Inc.	Consumer Services	5.25% (L + 4.25%)	8/20/2021	8,312	8,250	8,354
Navex Global, Inc.	Software	5.99% (L + 4.75%)	11/19/2021	14,933	14,718	14,858
nThrive, Inc. (fka Precyse Acquisition Corp.)	Healthcare Services	6.50% (L + 5.50%)	10/20/2022	9,950	9,813	10,083
Poseidon Intermediate, LLC	Software	5.25% (L + 4.25%)	8/15/2022	14,962	14,962	15,055
Quest Software US Holdings Inc.	Software	7.00% (L + 6.00%)	10/31/2022	10,000	9,853	10,153
Rocket Software, Inc.	Software	5.25% (L + 4.25%)	10/14/2023	14,962	14,817	15,129
SolarWinds Holdings, Inc.	Software	5.50% (L + 4.50%)	2/3/2023	14,688	14,697	14,852
TTM Technologies, Inc.	Business Products	5.25% (L + 4.25%)	5/31/2021	13,548	13,444	13,599
Vencore, Inc. (fka SI Organization, Inc., The)	Federal Services	5.75% (L + 4.75%)	11/23/2019	10,801	10,780	10,942
Vision Solutions, Inc.	Software	7.50% (Base + 6.50%)	6/16/2022	9,938	9,845	9,919
Vivid Seats LLC	Business Services	6.75% (L + 5.75%)	10/12/2022	4,000	3,922	3,985
WD Wolverine Holdings, LLC	Healthcare Services	6.50% (L + 5.50%)	10/17/2023	10,200	9,900	9,894
Zywave, Inc.	Software	6.00% (L + 5.00%)	11/17/2022	17,500	17,414	17,413

Total Investments				$360,458	$357,438	$361,719

(1)
All interest is payable in cash unless otherwise indicated. A majority of the variable rate debt investments bear interest at a rate that may be determined by reference to the LIBOR (L), the Prime Rate (P) and the alternative base rate (Base). For each investment, the current interest rate provided reflects the rate in effect as of December 31, 2016.

(2)
Represents the fair value in accordance with ASC 820. The Company's board of directors does not determine the fair value of the investments held by SLP II.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2017

(in thousands, except share data)

Note 3. Investments (Continued)

          Below is certain summarized financial information for SLP II as of December 31, 2017 and December 31, 2016 and for the years ended December 31, 2017 and December 31, 2016:

Selected Balance Sheet Information:	December 31, 2017	December 31, 2016

Investments at fair value (cost of $379,075 and $357,438, respectively)	$382,534	$361,719
Receivable from unsettled securities sold	—	1,007
Cash and other assets	8,065	10,138

Total assets	$390,599	$372,864

Credit facility	$266,270	$249,960
Deferred financing costs	(1,966)	(2,565)
Payable for unsettled securities purchased	15,964	24,862
Distribution payable	3,500	3,000
Other liabilities	2,891	3,350

Total liabilities	286,659	278,607
Members' capital	$103,940	$94,257

Total liabilities and members' capital	$390,599	$372,864

	Year Ended December 31,

Selected Statement of Operations Information:	2017	2016(1)

Interest income	$22,551	$7,463
Other income	351	572

Total investment income	22,902	8,035

Interest and other financing expenses	8,356	3,558
Other expenses	697	650

Total expenses	9,053	4,208

Net investment income	13,849	3,827
Net realized gains on investments	2,281	599
Net change in unrealized (depreciation) appreciation of investments	(822)	4,281

Net increase in members' capital	$15,308	$8,707

(1)
For the year ended December 31, 2016, amounts reported relate to the period from April 12, 2016 (commencement of operations) to December 31, 2016.

          For the years ended December 31, 2017 and December 31, 2016, the Company earned approximately $12,406 and $3,533, respectively, of dividend income related to SLP II, which is included in dividend income. As of December 31, 2017 and December 31, 2016, approximately

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2017

(in thousands, except share data)

Note 3. Investments (Continued)

$2,779 and $2,382, respectively, of dividend income related to SLP II was included in interest and dividend receivable.

          The Company has determined that SLP II is an investment company under ASC 946, however, in accordance with such guidance the Company will generally not consolidate its investment in a company other than a wholly-owned investment company subsidiary. Furthermore, Accounting Standards Codification Topic 810, Consolidation, concludes that in a joint venture where both members have equal decision making authority, it is not appropriate for one member to consolidate the joint venture since neither has control. Accordingly, the Company does not consolidate SLP II.

          Investment risk factors — First and second lien debt that the Company invests in is entirely, or almost entirely, rated below investment grade or may be unrated. Debt investments rated below investment grade are often referred to as "leveraged loans", "high yield" or "junk" debt investments, and may be considered "high risk" compared to debt investments that are rated investment grade. These debt investments are considered speculative because of the credit risk of the issuers. Such issuers are considered more likely than investment grade issuers to default on their payments of interest and principal and such risk of default could reduce the net asset value and income distributions of the Company. In addition, some of the Company's debt investments will not fully amortize during their lifetime, which could result in a loss or a substantial amount of unpaid principal and interest due upon maturity. First and second lien debt may also lose significant market value before a default occurs. Furthermore, an active trading market may not exist for these first and second lien debt investments. This illiquidity may make it more difficult to value the debt.

          Subordinated debt is generally subject to similar risks as those associated with first and second lien debt, except that such debt is subordinated in payment and /or lower in lien priority. Subordinated debt is subject to the additional risk that the cash flow of the borrower and the property securing the debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured and unsecured obligations of the borrower.

          The Company may directly invest in the equity of private companies or, in some cases, equity investments could be made in connection with a debt investment. Equity investments may or may not fluctuate in value resulting in recognized realized gains or losses upon disposition.

Note 4. Fair Value

          Fair value is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 establishes a fair value hierarchy that prioritizes and ranks the inputs to valuation techniques used in measuring investments at fair value. The hierarchy classifies the inputs used in measuring fair value into three levels as follows:

          Level I — Quoted prices (unadjusted) are available in active markets for identical investments and the Company has the ability to access such quotes as of the reporting date. The type of investments which would generally be included in Level I include active exchange-traded equity securities and exchange-traded derivatives. As required by ASC 820, the Company, to the extent

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2017

(in thousands, except share data)

Note 4. Fair Value (Continued)

that it holds such investments, does not adjust the quoted price for these investments, even in situations where the Company holds a large position and a sale could reasonably impact the quoted price.

          Level II — Pricing inputs are observable for the investments, either directly or indirectly, as of the reporting date, but are not the same as those used in Level I. Level II inputs include the following:

  •
  Quoted prices for similar assets or liabilities in active markets;

  •
  Quoted prices for identical or similar assets or liabilities in non-active markets (examples include corporate and municipal bonds, which trade infrequently);

  •
  Pricing models whose inputs are observable for substantially the full term of the asset or liability (examples include most over-the-counter derivatives, including foreign exchange forward contracts); and

  •
  Pricing models whose inputs are derived principally from or corroborated by observable market data through correlation or other means for substantially the full term of the asset or liability.

          Level III — Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment.

          The inputs used to measure fair value may fall into different levels. In all instances when the inputs fall within different levels of the hierarchy, the level within which the fair value measurement is categorized is based on the lowest level of input that is significant to the fair value measurement in its entirety. As such, a Level III fair value measurement may include inputs that are both observable and unobservable. Gains and losses for such assets categorized within the Level III table below may include changes in fair value that are attributable to both observable inputs and unobservable inputs.

          The inputs into the determination of fair value require significant judgment or estimation by management and consideration of factors specific to each investment. Changes in the observability of valuation inputs may result in the transfer of certain investments within the fair value hierarchy from period to period. Reclassifications impacting the fair value hierarchy are reported as transfers in/out of the respective leveling categories as of the beginning of the period in which the reclassifications occur.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2017

(in thousands, except share data)

Note 4. Fair Value (Continued)

          The following table summarizes the levels in the fair value hierarchy that the Company's portfolio investments fall into as of December 31, 2017:

	Total	Level I	Level II	Level III

First lien	$693,563	$—	$136,866	$556,697
Second lien	682,950	—	239,868	443,082
Subordinated	70,257	—	43,156	27,101
Equity and other	378,890	16	—	378,874

Total investments	$1,825,660	$16	$419,890	$1,405,754

          The following table summarizes the levels in the fair value hierarchy that the Company's portfolio investments fall into as of December 31, 2016:

	Total	Level I	Level II	Level III

First lien	$700,580	$—	$169,979	$530,601
Second lien	604,203	—	280,026	324,177
Subordinated	66,559	—	41,906	24,653
Equity and other	187,475	28	—	187,447

Total investments	$1,558,817	$28	$491,911	$1,066,878

          The following table summarizes the changes in fair value of Level III portfolio investments for the year ended December 31, 2017, as well as the portion of appreciation (depreciation) included in income attributable to unrealized appreciation (depreciation) related to those assets and liabilities still held by the Company at December 31, 2017:

	Total	First Lien	Second Lien	Subordinated	Equity and other

Fair value, December 31, 2016	$1,066,878	$530,601	$324,177	$24,653	$187,447
Total gains or losses included in earnings:
Net realized (losses) gains on investments	(41,086)	(13,848)	(27,195)	—	(43)
Net change in unrealized appreciation (depreciation) of investments	39,690	12,326	31,897	(1,305)	(3,228)
Purchases, including capitalized PIK and revolver fundings(1)	740,395	284,239	256,932	3,753	195,471
Proceeds from sales and paydowns of investments(1)	(380,700)	(229,144)	(150,783)	—	(773)
Transfers into Level III(2)	39,902	—	39,902	—	—
Transfers out of Level III(2)	(59,325)	(27,477)	(31,848)	—	—

Fair value, December 31, 2017	$1,405,754	$556,697	$443,082	$27,101	$378,874

Unrealized appreciation (depreciation) for the period relating to those Level III assets that were still held by the Company at the end of the period:	$1,478	$2,115	$4,163	$(1,305)	$(3,495)

(1)
Includes reorganizations and restructurings.

(2)
As of December 31, 2017, the portfolio investments were transferred into Level III from Level II and out of Level III into Level II at fair value as of the beginning of the period in which the reclassifications occurred.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2017

(in thousands, except share data)

Note 4. Fair Value (Continued)

          The following table summarizes the changes in fair value of Level III portfolio investments for the year ended December 31, 2016, as well as the portion of appreciation (depreciation) included in income attributable to unrealized appreciation (depreciation) related to those assets and liabilities still held by the Company at December 31, 2016:

	Total	First Lien	Second Lien	Subordinated	Equity and other

Fair value, December 31, 2015	$699,987	$340,890	$182,758	$53,459	$122,880
Total gains or losses included in earnings:
Net realized gains (losses) on investments	2,259	(482)	113	119	2,509
Net change in unrealized appreciation (depreciation) of investments	9,491	16,016	(16,049)	1,802	7,722
Purchases, including capitalized PIK and revolver fundings(1)	411,500	157,164	140,089	4,273	109,974
Proceeds from sales and paydowns of investments(1)	(203,431)	(102,308)	(10,469)	(35,000)	(55,654)
Transfers into Level III(2)	156,122	119,321	36,785	—	16
Transfers out of Level III(2)	(9,050)	—	(9,050)	—	—

Fair value, December 31, 2016	$1,066,878	$530,601	$324,177	$24,653	$187,447

Unrealized appreciation (depreciation) for the period relating to those Level III assets that were still held by the Company at the end of the period:	$7,657	$13,205	$(16,049)	$1,351	$9,150

(1)
Includes reorganizations and restructurings.

(2)
As of December 31, 2016, the portfolio investments were transferred into Level III from Level II or Level I and out of Level III into Level II at fair value as of the beginning of the period in which the reclassifications occurred.

          Except as noted in the tables above, there were no other transfers in or out of Level I, II, or III during the years ended December 31, 2017 and December 31, 2016. Transfers into Level III occur as quotations obtained through pricing services are not deemed representative of fair value as of the balance sheet date and such assets are internally valued. As quotations obtained through pricing services are substantiated through additional market sources, investments are transferred out of Level III. In addition, transfers out of Level III and transfers into Level III occur based on the increase or decrease in the availability of certain observable inputs.

          The Company invests in revolving credit facilities. These investments are categorized as Level III investments as these assets are not actively traded and their fair values are often implied by the term loans of the respective portfolio companies.

          The Company generally uses the following framework when determining the fair value of investments where there are little, if any, market activity or observable pricing inputs. The Company typically determines the fair value of its performing debt investments utilizing an income approach. Additional consideration is given using a market based approach, as well as reviewing the overall underlying portfolio company's performance and associated financial risks. The following outlines additional details on the approaches considered:

          Company Performance, Financial Review, and Analysis:    Prior to investment, as part of its due diligence process, the Company evaluates the overall performance and financial stability of the

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2017

(in thousands, except share data)

Note 4. Fair Value (Continued)

portfolio company. Post investment, the Company analyzes each portfolio company's current operating performance and relevant financial trends versus prior year and budgeted results, including, but not limited to, factors affecting its revenue and earnings before interest, taxes, depreciation, and amortization ("EBITDA") growth, margin trends, liquidity position, covenant compliance and changes to its capital structure. The Company also attempts to identify and subsequently track any developments at the portfolio company, within its customer or vendor base or within the industry or the macroeconomic environment, generally, that may alter any material element of its original investment thesis. This analysis is specific to each portfolio company. The Company leverages the knowledge gained from its original due diligence process, augmented by this subsequent monitoring, to continually refine its outlook for each of its portfolio companies and ultimately form the valuation of its investment in each portfolio company. When an external event such as a purchase transaction, public offering or subsequent sale occurs, the Company will consider the pricing indicated by the external event to corroborate the private valuation.

          For debt investments, the Company may employ the Market Based Approach (as described below) to assess the total enterprise value of the portfolio company, in order to evaluate the enterprise value coverage of the Company's debt investment. For equity investments or in cases where the Market Based Approach implies a lack of enterprise value coverage for the debt investment, the Company may additionally employ a discounted cash flow analysis based on the free cash flows of the portfolio company to assess the total enterprise value.

          After enterprise value coverage is demonstrated for the Company's debt investments through the method(s) above, the Income Based Approach (as described below) may be employed to estimate the fair value of the investment.

          Market Based Approach:    The Company may estimate the total enterprise value of each portfolio company by utilizing market value cash flow (EBITDA) multiples of publicly traded comparable companies and comparable transactions. The Company considers numerous factors when selecting the appropriate companies whose trading multiples are used to value its portfolio companies. These factors include, but are not limited to, the type of organization, similarity to the business being valued, and relevant risk factors, as well as size, profitability and growth expectations. The Company may apply an average of various relevant comparable company EBITDA multiples to the portfolio company's latest twelve month ("LTM") EBITDA or projected EBITDA to calculate the enterprise value of the portfolio company. Significant increases or decreases in the EBITDA multiple will result in an increase or decrease in enterprise value, which may result in an increase or decrease in the fair value estimate of the investment. In applying the market based approach as of December 31, 2017 and December 31, 2016, the Company used the relevant EBITDA multiple ranges set forth in the table below to determine the enterprise value of its portfolio companies. The Company believes these were reasonable ranges in light of current comparable company trading levels and the specific portfolio companies involved.

          Income Based Approach:    The Company also may use a discounted cash flow analysis to estimate the fair value of the investment. Projected cash flows represent the relevant security's contractual interest, fee and principal payments plus the assumption of full principal recovery at the

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2017

(in thousands, except share data)

Note 4. Fair Value (Continued)

investment's expected maturity date. These cash flows are discounted at a rate established utilizing a yield calibration approach, which incorporates changes in the credit quality (as measured by relevant statistics) of the portfolio company, as compared to changes in the yield associated with comparable credit quality market indices, between the date of origination and the valuation date. Significant increases or decreases in the discount rate would result in a decrease or increase in the fair value measurement. In applying the income based approach as of December 31, 2017 and December 31, 2016, the Company used the discount ranges set forth in the table below to value investments in its portfolio companies.

          The unobservable inputs used in the fair value measurement of the Company's Level III investments as of December 31, 2017 were as follows:

				Range

Type	Fair Value as of December 31, 2017	Approach	Unobservable Input	Low	High	Weighted Average

First lien	$458,543	Market & income approach	EBITDA multiple	2.0x	20.0x	11.8x
			Revenue multiple	3.5x	8.0x	6.1x
			Discount rate	6.5%	11.2%	9.2%
	98,154	Market quote	Broker quote	N/A	N/A	N/A
Second lien	220,597	Market & income approach	EBITDA multiple	8.0x	16.0x	11.4x
			Discount rate	7.9%	12.5%	10.8%
	215,098	Market quote	Broker quote	N/A	N/A	N/A
	7,387	Other	N/A(1)	N/A	N/A	N/A
Subordinated	27,101	Market & income approach	EBITDA multiple	4.5x	11.8x	9.0x
			Revenue multiple	0.5x	1.0x	0.8x
			Discount rate	7.9%	14.9%	12.8%
Equity and other	377,785	Market & income approach	EBITDA multiple	2.5x	18.0x	9.9x
			Revenue multiple	0.5x	1.0x	0.8x
			Discount rate	7.0%	23.6%	14.5%
	1,089	Black Scholes analysis	Expected life in years	8.3	8.3	8.3
			Volatility	39.4%	39.4%	39.4%
			Discount rate	2.4%	2.4%	2.4%

	$1,405,754

(1)
Fair value was determined based on transaction pricing or recent acquisition or sale as the best measure of fair value with no material changes in operations of the related portfolio company since the transaction date.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2017

(in thousands, except share data)

Note 4. Fair Value (Continued)

          The unobservable inputs used in the fair value measurement of the Company's Level III investments as of December 31, 2016 were as follows:

				Range

Type	Fair Value as of December 31, 2016	Approach	Unobservable Input	Low	High	Weighted Average

First lien	$417,464	Market & income approach	EBITDA multiple	2.0x	15.0x	10.2x
			Revenue multiple	0.5x	8.0x	3.0x
			Discount rate	7.2%	12.3%	9.7%
	86,801	Market quote	Broker quote	N/A	N/A	N/A
	26,336	Other	N/A(1)	N/A	N/A	N/A
Second lien	191,419	Market & income approach	EBITDA multiple	5.3x	16.0x	11.7x
			Discount rate	8.7%	13.0%	11.3%
	96,315	Market quote	Broker quote	N/A	N/A	N/A
	36,443	Other	N/A(1)	N/A	N/A	N/A
Subordinated	24,653	Market & income approach	EBITDA multiple	4.5x	8.5x	7.1x
			Revenue multiple	0.5x	1.0x	0.8x
			Discount rate	8.7%	15.8%	13.6%
Equity and other	158,947	Market & income approach	EBITDA multiple	2.5x	13.0x	5.9x
			Revenue multiple	0.5x	1.0x	0.8x
			Discount rate	8.0%	18.9%	14.5%
	1,498	Black Scholes analysis	Expected life in years	8.8	9.3	9.1
			Volatility	32.2%	43.8%	36.4%
			Discount rate	2.5%	2.5%	2.5%
	2	Market quote	Broker quote	N/A	N/A	N/A
	27,000	Other	N/A(1)	N/A	N/A	N/A

	$1,066,878

(1)
Fair value was determined based on transaction pricing or recent acquisition or sale as the best measure of fair value with no material changes in operations of the related portfolio company since the transaction date.

          Based on a comparison to similar BDC credit facilities, the terms and conditions of the Holdings Credit Facility and the NMFC Credit Facility (as defined in Note 7. Borrowings) are representative of market. The carrying values of the Holdings Credit Facility and NMFC Credit Facility approximate fair value as of December 31, 2017, as the facilities are continually monitored and examined by both the borrower and the lender. The carrying value of the SBA-guaranteed debentures and Unsecured Notes (as defined in Note 7. Borrowings) approximate fair value as of December 31, 2017 based on a comparison of market interest rates for the Company's borrowings and similar entities. The fair value of the Holdings Credit Facility, NMFC Credit Facility, SBA-guaranteed debentures and Unsecured Notes are considered Level III. The fair value of the Convertible Notes (as defined in Note 7. Borrowings) as of December 31, 2017 was $159,810, which was based on quoted prices and considered Level II. See Note 7. Borrowings, for details. The carrying value of the collateralized agreement approximates fair value as of December 31, 2017 and is considered Level III. The fair value of other financial assets and liabilities approximates their carrying value based on the short-term nature of these items.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2017

(in thousands, except share data)

Note 4. Fair Value (Continued)

          Fair value risk factors — The Company seeks investment opportunities that offer the possibility of attaining substantial capital appreciation. Certain events particular to each industry in which the Company's portfolio companies conduct their operations, as well as general economic and political conditions, may have a significant negative impact on the operations and profitability of the Company's investments and/or on the fair value of the Company's investments. The Company's investments are subject to the risk of non-payment of scheduled interest or principal, resulting in a reduction in income to the Company and their corresponding fair valuations. Also, there may be risk associated with the concentration of investments in one geographic region or in certain industries. These events are beyond the control of the Company and cannot be predicted. Furthermore, the ability to liquidate investments and realize value is subject to uncertainties.

Note 5. Agreements

          The Company entered into an investment advisory and management agreement (the "Investment Management Agreement") with the Investment Adviser which was most recently re-approved by the Company's board of directors on February 7, 2018. Under the Investment Management Agreement, the Investment Adviser manages the day-to-day operations of, and provides investment advisory services to, the Company. For providing these services, the Investment Adviser receives a fee from the Company, consisting of two components — a base management fee and an incentive fee.

          Pursuant to the Investment Management Agreement, the base management fee is calculated at an annual rate of 1.75% of the Company's gross assets, which equals the Company's total assets on the Consolidated Statements of Assets and Liabilities, less (i) the borrowings under the New Mountain Finance SPV Funding, L.L.C. Loan and Security Agreement, as amended and restated, dated October 27, 2010 (the "SLF Credit Facility") and (ii) cash and cash equivalents. The base management fee is payable quarterly in arrears, and is calculated based on the average value of the Company's gross assets, which equals the Company's total assets, as determined in accordance with GAAP, less the borrowings under the SLF Credit Facility and cash and cash equivalents at the end of each of the two most recently completed calendar quarters, and appropriately adjusted on a pro rata basis for any equity capital raises or repurchases during the current calendar quarter. The Company has not invested, and currently is not invested, in derivatives. To the extent the Company invests in derivatives in the future, the Company will use the actual value of the derivatives, as reported on the Consolidated Statements of Assets and Liabilities, for purposes of calculating its base management fee.

          Since the IPO, the base management fee calculation has deducted the borrowings under the SLF Credit Facility. The SLF Credit Facility had historically consisted of primarily lower yielding assets at higher advance rates. As part of an amendment to the Company's existing credit facilities with Wells Fargo Bank, National Association, the SLF Credit Facility merged with the NMF Holdings Loan and Security Agreement, as amended and restated, dated May 19, 2011, and into the Holdings Credit Facility on December 18, 2014 (as defined in Note 7. Borrowings). The amendment merged the credit facilities and combined the amount of borrowings previously available. Post credit facility merger and to be consistent with the methodology since the IPO, the Investment Adviser will

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2017

(in thousands, except share data)

Note 5. Agreements (Continued)

continue to waive management fees on the leverage associated with those assets that share the same underlying yield characteristics with investments leveraged under the legacy SLF Credit Facility, which as of December 31, 2017, December 31, 2016 and December 31, 2015 was approximately $281,174, $297,323 and $304,899, respectively. The Investment Adviser cannot recoup management fees that the Investment Adviser has previously waived. For the years ended December 31, 2017, December 31, 2016 and December 31, 2015, management fees waived were approximately $5,642, $4,824 and $5,219, respectively.

          The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears and equals 20.0% of the Company's "Pre-Incentive Fee Adjusted Net Investment Income" for the immediately preceding quarter, subject to a "preferred return", or "hurdle", and a "catch-up" feature. "Pre-Incentive Fee Net Investment Income" means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, upfront, diligence and consulting fees or other fees that the Company receives from portfolio companies) accrued during the calendar quarter, minus the Company's operating expenses for the quarter (including the base management fee, expenses payable under an administration agreement, as amended and restated (the "Administration Agreement"), with the Administrator, and any interest expense and distributions paid on any issued and outstanding preferred stock (of which there are none as of December 31, 2017), but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that the Company has not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

          Under GAAP, NMFC's IPO did not step-up the cost basis of the Predecessor Operating Company's existing investments to fair market value at the IPO date. Since the total value of the Predecessor Operating Company's investments at the time of the IPO was greater than the investments' cost basis, a larger amount of amortization of purchase or original issue discount, as well as different amounts in realized gain and unrealized appreciation, may be recognized under GAAP in each period than if the step-up had occurred. This will remain until such predecessor investments are sold, repaid or mature in the future. The Company tracks the transferred (or fair market) value of each of its investments as of the time of the IPO and, for purposes of the incentive fee calculation, adjusts Pre-Incentive Fee Net Investment Income to reflect the amortization of purchase or original issue discount on the Company's investments as if each investment was purchased at the date of the IPO, or stepped up to fair market value. This is defined as "Pre-Incentive Fee Adjusted Net Investment Income". The Company also uses the transferred (or fair market) value of each of its investments as of the time of the IPO to adjust capital gains ("Adjusted Realized Capital Gains") or losses ("Adjusted Realized Capital Losses") and unrealized capital appreciation ("Adjusted Unrealized Capital Appreciation") and unrealized capital depreciation ("Adjusted Unrealized Capital Depreciation"). As of December 31, 2017, all predecessor investments have been sold or matured.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2017

(in thousands, except share data)

Note 5. Agreements (Continued)

          Pre-Incentive Fee Adjusted Net Investment Income, expressed as a rate of return on the value of the Company's net assets at the end of the immediately preceding calendar quarter, will be compared to a "hurdle rate" of 2.0% per quarter (8.0% annualized), subject to a "catch-up" provision measured as of the end of each calendar quarter. The hurdle rate is appropriately pro-rated for any partial periods. The calculation of the Company's incentive fee with respect to the Pre-Incentive Fee Adjusted Net Investment Income for each quarter is as follows:

  •
  No incentive fee is payable to the Investment Adviser in any calendar quarter in which the Company's Pre-Incentive Fee Adjusted Net Investment Income does not exceed the hurdle rate of 2.0% (the "preferred return" or "hurdle").

  •
  100.0% of the Company's Pre-Incentive Fee Adjusted Net Investment Income with respect to that portion of such Pre-Incentive Fee Adjusted Net Investment Income, if any, that exceeds the hurdle rate but is less than or equal to 2.5% in any calendar quarter (10.0% annualized) is payable to the Investment Adviser. This portion of the Company's Pre-Incentive Fee Adjusted Net Investment Income (which exceeds the hurdle rate but is less than or equal to 2.5%) is referred to as the "catch-up". The catch-up provision is intended to provide the Investment Adviser with an incentive fee of 20.0% on all of the Company's Pre-Incentive Fee Adjusted Net Investment Income as if a hurdle rate did not apply when the Company's Pre-Incentive Fee Adjusted Net Investment Income exceeds 2.5% in any calendar quarter.

  •
  20.0% of the amount of the Company's Pre-Incentive Fee Adjusted Net Investment Income, if any, that exceeds 2.5% in any calendar quarter (10.0% annualized) is payable to the Investment Adviser once the hurdle is reached and the catch-up is achieved.

          For the years ended December 31, 2017, December 31, 2016 and December 31, 2015, incentive fees waived were approximately $1,800, $0 and $0, respectively.

          The second part of the incentive fee will be determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Management Agreement) and will equal 20.0% of the Company's Adjusted Realized Capital Gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all Adjusted Realized Capital Losses and Adjusted Unrealized Capital Depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fee.

          In accordance with GAAP, the Company accrues a hypothetical capital gains incentive fee based upon the cumulative net Adjusted Realized Capital Gains and Adjusted Realized Capital Losses and the cumulative net Adjusted Unrealized Capital Appreciation and Adjusted Unrealized Capital Depreciation on investments held at the end of each period. Actual amounts paid to the Investment Adviser are consistent with the Investment Management Agreement and are based only on actual Adjusted Realized Capital Gains computed net of all Adjusted Realized Capital Losses and Adjusted Unrealized Capital Depreciation on a cumulative basis from inception through the end of each calendar year as if the entire portfolio was sold at fair value.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2017

(in thousands, except share data)

Note 5. Agreements (Continued)

          The following table summarizes the management fees and incentive fees incurred by the Company for the years ended December 31, 2017, December 31, 2016 and December 31, 2015.

	Year Ended December 31,

	2017	2016	2015

Management fee	$32,694	$27,551	$25,858
Less: management fee waiver	(5,642)	(4,824)	(5,219)

Total management fee	27,052	22,727	20,639
Incentive fee, excluding accrued capital gains incentive fees	$25,101	$22,011	$20,591
Less: incentive fee waiver	(1,800)	—	—

Total incentive fee	23,301	22,011	20,591
Accrued capital gains incentive fees(1)	$—	$—	$—

(1)
As of December 31, 2017, December 31, 2016 and December 31, 2015, no actual capital gains incentive fee was owed under the Investment Management Agreement by the Company, as cumulative net Adjusted Realized Capital Gains did not exceed cumulative Adjusted Unrealized Capital Depreciation.

          The Company's Consolidated Statements of Operations below are adjusted as if the step-up in cost basis to fair market value had occurred at the IPO date, May 19, 2011.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2017

(in thousands, except share data)

Note 5. Agreements (Continued)

          The following Consolidated Statement of Operations for the year ended December 31, 2017 is adjusted to reflect this step-up to fair market value.

	Year Ended December 31, 2017	Stepped-up Cost Basis Adjustments		Adjusted Year Ended December 31, 2017

Investment income
Interest income(1)	$149,800	$—	(7)	$149,800
Total dividend income(2)	37,250	—		37,250
Other income	10,756	—		10,756

Total investment income(3)	197,806	—		197,806

Total expenses pre-incentive fee(4)	72,301	—		72,301

Pre-Incentive Fee Net Investment Income	125,505	—		125,505

Incentive fee(5)	23,301	—		23,301

Post-Incentive Fee Net Investment Income	102,204	—		102,204

Net realized losses on investments(6)	(39,734)	—		(39,734)
Net change in unrealized appreciation (depreciation) of investments(6)	50,794	—	(7)	50,794
Net change in unrealized (depreciation) appreciation of securities purchased under collateralized agreements to resell	(4,006)	—		(4,006)
Benefit for taxes	140	—		140

Net increase in net assets resulting from operations	$109,398			$109,398

(1)
Includes $6,394 in PIK and non-cash interest from investments.

(2)
Includes $17,853 in PIK and non-cash dividends from investments.

(3)
Includes income from non-controlled/non-affiliated investments, non-controlled/affiliated investments and controlled investments.

(4)
Includes expense waivers and reimbursements of $474 and management fee waivers of $5,642.

(5)
For the year ended December 31, 2017, the Compnay incurred total incentive fees of $23,301, net of the incentive fee waiver of $1,800, of which none was related to the capital gains incentive fee accrual on a hypothetical liquidation basis.

(6)
Includes net realized gains (losses) on investments and net change in unrealized appreciation (deprecation) of investments from non-controlled/non-affiliated investments, non-controlled/affiliated investments and controlled investments.

(7)
For the year ended December 31, 2017, the adjustment was less than $1.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2017

(in thousands, except share data)

Note 5. Agreements (Continued)

          The following Consolidated Statement of Operations for the year ended December 31, 2016 is adjusted to reflect this step-up to fair market value.

	Year Ended December 31, 2016	Stepped-up Cost Basis Adjustments	Adjusted Year Ended December 31, 2016

Investment income
Interest income(1)	$147,425	$(65)	$147,360
Total dividend income(2)	11,200	—	11,200
Other income	9,459	—	9,459

Total investment income(3)	168,084	(65)	168,019

Total expenses pre-incentive fee(4)	57,965	—	57,965

Pre-Incentive Fee Net Investment Income	110,119	(65)	110,054

Incentive fee(5)	22,011	—	22,011

Post-Incentive Fee Net Investment Income	88,108	(65)	88,043

Net realized losses on investments(6)	(16,717)	(151)	(16,868)
Net change in unrealized appreciation (depreciation) of investments(6)	40,131	216	40,347
Net change in unrealized (depreciation) appreciation of securities purchased under collateralized agreements to resell	(486)	—	(486)
Benefit for taxes	642	—	642

Net increase in net assets resulting from operations	$111,678		$111,678

(1)
Includes $4,270 in PIK interest from investments.

(2)
Includes $3,178 in PIK dividends from investments

(3)
Includes income from non-controlled/non-affiliated investments, non-controlled/affiliated investments and controlled investments.

(4)
Includes expense waivers and reimbursements of $725 and management fee waivers of $4,824.

(5)
For the year ended December 31, 2016, the Company incurred total incentive fees of $22,011, of which none was related to the capital gains incentive fee accrual on a hypothetical liquidation basis.

(6)
Includes net realized gains (losses) on investments and net change in unrealized appreciation (depreciation) of investments from non-controlled/non-affiliated investments, non-controlled/affiliated investments and controlled investments.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2017

(in thousands, except share data)

Note 5. Agreements (Continued)

          The following Consolidated Statement of Operations for the year ended December 31, 2015 is adjusted to reflect this step-up to fair market value.

	Year Ended December 31, 2015	Stepped-up Cost Basis Adjustments	Adjusted Year Ended December 31, 2015

Investment income
Interest income(1)	$140,074	$(131)	$139,943
Total dividend income(2)	5,771	—	5,771
Other income	8,010	—	8,010

Total investment income(3)	153,855	(131)	153,724

Total expenses pre-incentive fee(4)	50,769	—	50,769

Pre-Incentive Fee Net Investment Income	103,086	(131)	102,955

Incentive fee(5)	20,591	—	20,591

Post-Incentive Fee Net Investment Income	82,495	(131)	82,364

Net realized losses on investments(6)	(12,789)	(78)	(12,867)
Net change in unrealized (depreciation) appreciation of investments(6)	(35,272)	209	(35,063)
Net change in unrealized (depreciation) appreciation of securities purchased under collateralized agreements to resell	(296)	—	(296)
Provision for taxes	(1,183)	—	(1,183)

Net increase in net assets resulting from operations	$32,955		$32,955

(1)
Includes $3,942 in PIK interest from investments.

(2)
Includes $2,559 in PIK dividends for investments.

(3)
Includes income from non-controlled/non-affiliated investments, non-controlled/affiliated investments and controlled investments.

(4)
Includes expense waivers and reimbursements of $733 and management fee waivers of $5,219.

(5)
For the year ended December 31, 2015, the Company incurred total incentive fees of $20,591, of which none was related to the capital gains incentive fee accrual on a hypothetical liquidation basis.

(6)
Includes net realized gains (losses) on investments and net change in unrealized (depreciation) appreciation of investments from non-controlled/non-affiliated investments, non-controlled/affiliated investments and controlled investments.

          The Company has entered into the Administration Agreement with the Administrator under which the Administrator provides administrative services. The Administrator maintains, or oversees the performance of, the Company's consolidated financial records, prepares reports filed with the

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2017

(in thousands, except share data)

Note 5. Agreements (Continued)

SEC, generally monitors the payment of the Company's expenses and watches the performance of administrative and professional services rendered by others. The Company will reimburse the Administrator for the Company's allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations to the Company under the Administration Agreement. Pursuant to the Administration Agreement and further restricted by the Company, the Administrator may, in its own discretion, submit to the Company for reimbursement some or all of the expenses that the Administrator has incurred on behalf of the Company during any quarterly period. As a result, the amount of expenses for which the Company will have to reimburse the Administrator may fluctuate in future quarterly periods and there can be no assurance given as to when, or if, the Administrator may determine to limit the expenses that the Administrator submits to the Company for reimbursement in the future. However, it is expected that the Administrator will continue to support part of the expense burden of the Company in the near future and may decide to not calculate and charge through certain overhead related amounts as well as continue to cover some of the indirect costs. The Administrator cannot recoup any expenses that the Administrator has previously waived. For the years ended December 31, 2017, December 31, 2016 and December 31, 2015, approximately $1,558, $1,641 and $1,431, respectively, of indirect administrative expenses were included in administrative expenses of which $415, $725 and $733, respectively, of indirect administrative expenses were waived by the Administrator. As of December 31, 2017 and December 31, 2016, $444 and $0, respectively, of indirect administrative expenses were included in payable to affiliates as the expenses were payable to the Administrator.

          As of December 31, 2017, December 31, 2016 and December 31, 2015, no expense waivers or reimbursements were receivable from an affiliate.

          The Company, the Investment Adviser and the Administrator have also entered into a Trademark License Agreement, as amended, with New Mountain Capital, pursuant to which New Mountain Capital has agreed to grant the Company, the Investment Adviser and the Administrator, a non-exclusive, royalty-free license to use the "New Mountain" and the "New Mountain Finance" names. Under the Trademark License Agreement, as amended, subject to certain conditions, the Company, the Investment Adviser and the Administrator will have a right to use the "New Mountain" and "New Mountain Finance" names, for so long as the Investment Adviser or one of its affiliates remains the investment adviser of the Company. Other than with respect to this limited license, the Company, the Investment Adviser and the Administrator will have no legal right to the "New Mountain" or the "New Mountain Finance" names.

Note 6. Related Parties

          The Company has entered into a number of business relationships with affiliated or related parties.

          The Company has entered into the Investment Management Agreement with the Investment Adviser, a wholly-owned subsidiary of New Mountain Capital. Therefore, New Mountain Capital is entitled to any profits earned by the Investment Adviser, which includes any fees payable to the Investment Adviser under the terms of the Investment Management Agreement, less expenses

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2017

(in thousands, except share data)

Note 6. Related Parties (Continued)

incurred by the Investment Adviser in performing its services under the Investment Management Agreement.

          The Company has entered into the Administration Agreement with the Administrator, a wholly-owned subsidiary of New Mountain Capital. The Administrator arranges office space for the Company and provides office equipment and administrative services necessary to conduct their respective day-to-day operations pursuant to the Administration Agreement. The Company reimburses the Administrator for the allocable portion of overhead and other expenses incurred by it in performing its obligations to the Company under the Administration Agreement which includes the fees and expenses associated with performing administrative, finance and compliance functions, and the compensation of the Company's chief financial officer and chief compliance officer and their respective staffs.

          The Company, the Investment Adviser and the Administrator have entered into a royalty-free Trademark License Agreement, as amended, with New Mountain Capital, pursuant to which New Mountain Capital has agreed to grant the Company, the Investment Adviser and the Administrator, a non-exclusive, royalty-free license to use the name "New Mountain" and "New Mountain Finance".

          The Company has adopted a formal code of ethics that governs the conduct of its officers and directors. These officers and directors also remain subject to the duties imposed by the 1940 Act, the Delaware General Corporation Law and the Delaware Limited Liability Company Act.

          The Investment Adviser and its affiliates may also manage other funds in the future that may have investment mandates that are similar, in whole or in part, to the Company's investment mandates. The Investment Adviser and its affiliates may determine that an investment is appropriate for the Company or for one or more of those other funds. In such event, depending on the availability of such investment and other appropriate factors, the Investment Adviser or its affiliates may determine that the Company should invest side-by-side with one or more other funds. Any such investments will be made only to the extent permitted by applicable law and interpretive positions of the SEC and its staff and consistent with the Investment Adviser's allocation procedures. On December 18, 2017, the SEC issued an exemptive order (the "Exemptive Order"), which superseded a prior order issued on June 5, 2017, which permits the Company to co-invest in portfolio companies with certain funds or entities managed by the Investment Adviser or its affiliates in certain negotiated transactions where co-investing would otherwise be prohibited under the 1940 Act, subject to the conditions of the Exemptive Order. Pursuant to the Exemptive Order, the Company is permitted to co-invest with its affiliates if a "required majority" (as defined in Section 57(o) of the 1940 Act) of the Company's independent directors make certain conclusions in connection with a co-investment transaction, including, but not limited to, that (1) the terms of the potential co-investment transaction, including the consideration to be paid, are reasonable and fair to the Company and its stockholders and do not involve overreaching in respect of the Company or its stockholders on the part of any person concerned, and (2) the potential co-investment transaction is consistent with the interests of the Company's stockholders and is consistent with its then-current investment objective and strategies.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2017

(in thousands, except share data)

Note 7. Borrowings

          Holdings Credit Facility — On December 18, 2014 the Company entered into the Second Amended and Restated Loan and Security Agreement, among the Company, as the Collateral Manager, NMF Holdings as the Borrower, Wells Fargo Securities, LLC as the Administrative Agent and Wells Fargo Bank, National Association, as the Lender and Collateral Custodian, which is structured as a revolving credit facility and matures on December 18, 2019. On October 24, 2017 the Company entered into the Third Amended and Restated Loan and Security Agreement (the "Holdings Credit Facility"), among the Company, as the Collateral Manager, NMF Holdings as the Borrower and Wells Fargo Bank, National Association as the Administrative Agent and Collateral Custodian, which which extended the maturity date to October 24, 2022.

          The maximum amount of revolving borrowings available under the Holdings Credit Facility is $495.0 million. Under the Holdings Credit Facility, NMF Holdings is permitted to borrow up to 25.0%, 45.0% or 70.0% of the purchase price of pledged assets, subject to approval by Wells Fargo Bank, National Association as Administrative Agent. The Holdings Credit Facility is non-recourse to the Company and is collateralized by all of the investments of NMF Holdings on an investment by investment basis. All fees associated with the origination or upsizing of the Holdings Credit Facility are capitalized on the Company's Consolidated Statement of Assets and Liabilities and charged against income as other financing expenses over the life of the Holdings Credit Facility. The Holdings Credit Facility contains certain customary affirmative and negative covenants and events of default. In addition, the Holdings Credit Facility requires the Company to maintain a minimum asset coverage ratio. The covenants are generally not tied to mark to market fluctuations in the prices of NMF Holdings investments, but rather to the performance of the underlying portfolio companies.

          Effective January 1, 2016, the Holdings Credit Facility bears interest at a rate of LIBOR plus 1.75% per annum for Broadly Syndicated Loans (as defined in the Loan and Security Agreement) and LIBOR plus 2.50% per annum for all other investments. Previously, the Holdings Credit Facility bore interest at a rate of LIBOR plus 2.00% per annum for Broadly Syndicated Loans (as defined in the Loan and Security Agreement) and LIBOR plus 2.75% per annum for all other investments. The Holdings Credit Facility also charges a non-usage fee, based on the unused facility amount multiplied by the Non-Usage Fee Rate (as defined in the Loan and Security Agreement).

          The following table summarizes the interest expense, non-usage fees and amortization of financing costs incurred on the Holdings Credit Facility for the years ended December 31, 2017, December 31, 2016 and December 31, 2015.

	Year Ended December 31,

	2017	2016	2015

Interest expense	$11,612	$9,546	$10,512
Non-usage fee	$749	$772	$500
Amortization of financing costs	$1,780	$1,615	$1,612
Weighted average interest rate	3.3%	2.8%	2.6%
Effective interest rate	4.1%	3.5%	3.2%
Average debt outstanding	$345,174	$341,055	$394,945

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2017

(in thousands, except share data)

Note 7. Borrowings (Continued)

          As of December 31, 2017, December 31, 2016 and December 31, 2015, the outstanding balance on the Holdings Credit Facility was $312,363, $333,513 and $419,313, respectively, and NMF Holdings was in compliance with the applicable covenants in the Holdings Credit Facility on such dates.

          NMFC Credit Facility — The Senior Secured Revolving Credit Agreement, as amended, dated June 4, 2014 (together with the related guarantee and security agreement, the "NMFC Credit Facility"), among the Company as the Borrower, Goldman Sachs Bank USA as the Administrative Agent and Collateral Agent, and Goldman Sachs Bank USA, Morgan Stanley Bank, N.A. and Stifel Bank & Trust as Lenders, is structured as a senior secured revolving credit facility and matures on June 4, 2019. The NMFC Credit Facility is guaranteed by certain domestic subsidiaries of the Company and proceeds from the NMFC Credit Facility may be used for general corporate purposes, including the funding of portfolio investments.

          As of December 31, 2017, the maximum amount of revolving borrowings available under the NMFC Credit Facility was $122,500. The Company is permitted to borrow at various advance rates depending on the type of portfolio investment, as outlined in the Senior Secured Revolving Credit Agreement. All fees associated with the origination of the NMFC Credit Facility are capitalized on the Company's Consolidated Statement of Assets and Liabilities and charged against income as other financing expenses over the life of the NMFC Credit Facility. The NMFC Credit Facility contains certain customary affirmative and negative covenants and events of default, including certain financial covenants related to asset coverage and liquidity and other maintenance covenants.

          The NMFC Credit Facility generally bears interest at a rate of LIBOR plus 2.50% per annum or the prime rate plus 1.50% per annum, and charges a commitment fee, based on the unused facility amount multiplied by 0.375% per annum (as defined in the Senior Secured Revolving Credit Agreement).

          The following table summarizes the interest expense, non-usage fees and amortization of financing costs incurred on the NMFC Credit Facility for the years ended December 31, 2017, December 31, 2016 and December 31, 2015.

	Year Ended December 31,

	2017	2016	2015

Interest expense	$2,010	$2,011	$1,653
Non-usage fee	$257	$183	$104
Amortization of financing costs	$391	$378	$360
Weighted average interest rate	3.6%	3.0%	2.7%
Effective interest rate	4.8%	3.8%	3.5%
Average debt outstanding	$54,853	$66,876	$60,477

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2017

(in thousands, except share data)

Note 7. Borrowings (Continued)

          As of December 31, 2017, December 31, 2016 and December 31, 2015, the outstanding balance on the NMFC Credit Facility was $122,500, $10,000 and $90,000, respectively, and NMFC was in compliance with the applicable covenants in the NMFC Credit Facility on such dates.

          Convertible Notes — On June 3, 2014, the Company closed a private offering of $115,000 aggregate principal amount of unsecured convertible notes (the "Convertible Notes"), pursuant to an indenture, dated June 3, 2014 (the "Indenture"). The Convertible Notes were issued in a private placement only to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"). As of the first anniversary, June 3, 2015, of the Convertible Notes, the restrictions under Rule 144A under the Securities Act were removed, allowing the Convertible Notes to be eligible and freely tradable without restrictions for resale pursuant to Rule 144(b)(1) under the Securities Act. On September 30, 2016, the Company closed a public offering of an additional $40,250 aggregate principal amount of the Convertible Notes. These additional Convertible Notes constitute a further issuance of, rank equally in right of payment with, and form a single series with the $115,000 aggregate principal amount of Convertible Notes that the Company issued on June 3, 2014.

          The Convertible Notes bear interest at an annual rate of 5.0%, payable semi-annually in arrears on June 15 and December 15 of each year, which commenced on December 15, 2014. The Convertible Notes will mature on June 15, 2019 unless earlier converted or repurchased at the holder's option.

          The following table summarizes certain key terms related to the convertible features of the Company's Convertible Notes as of December 31, 2017.

December 31, 2017

Initial conversion premium	12.5%
Initial conversion rate(1)	62.7746
Initial conversion price	$15.93
Conversion premium at December 31, 2017	11.7%
Conversion rate at December 31, 2017(1)(2)	63.2794
Conversion price at December 31, 2017(2)(3)	$15.80
Last conversion price calculation date	June 3, 2017

(1)
Conversion rates denominated in shares of common stock per $1 principal amount of the Convertible Notes converted.

(2)
Represents conversion rate and conversion price, as applicable, taking into account certain de minimis adjustments that will be made on the conversion date.

(3)
The conversion price in effect at December 31, 2017 was calculated on the last anniversary of the issuance and will be calculated again on the next anniversary, unless the exercise price shall have changed by more than 1.0% before the anniversary.

          The conversion rate will be subject to adjustment upon certain events, such as stock splits and combinations, mergers, spin-offs, increases in dividends in excess of $0.34 per share per

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2017

(in thousands, except share data)

Note 7. Borrowings (Continued)

quarter and certain changes in control. Certain of these adjustments, including adjustments for increases in dividends, are subject to a conversion price floor of $14.05 per share. In no event will the total number of shares of common stock issuable upon conversion exceed 71.1893 per $1 principal amount of the Convertible Notes. The Company has determined that the embedded conversion option in the Convertible Notes is not required to be separately accounted for as a derivative under GAAP.

          The Convertible Notes are unsecured obligations and rank senior in right of payment to the Company's existing and future indebtedness that is expressly subordinated in right of payment to the Convertible Notes; equal in right of payment to the Company's existing and future unsecured indebtedness that is not so subordinated; effectively junior in right of payment to any of the Company's secured indebtedness (including existing unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company's subsidiaries and financing vehicles. As reflected in Note 12. Earnings Per Share, the issuance is considered part of the if-converted method for calculation of diluted earnings per share.

          The Company may not redeem the Convertible Notes prior to maturity. No sinking fund is provided for the Convertible Notes. In addition, if certain corporate events occur, holders of the Convertible Notes may require the Company to repurchase for cash all or part of their Convertible Notes at a repurchase price equal to 100.0% of the principal amount of the Convertible Notes to be repurchased, plus accrued and unpaid interest through, but excluding, the repurchase date.

          The Indenture contains certain covenants, including covenants requiring the Company to provide financial information to the holders of the Convertible Note and the Trustee if the Company ceases to be subject to the reporting requirements of the Exchange Act. These covenants are subject to limitations and exceptions that are described in the Indenture.

          The following table summarizes the interest expense and amortization of financing costs incurred on the Convertible Notes for the years ended December 31, 2017, December 31, 2016 and December 31, 2015.

	Year Ended December 31,

	2017	2016	2015

Interest expense	$7,763	$6,259	$5,750
Amortization of financing costs	$1,190	$859	$743
Amortization of premium	$(111)	$(28)	$—
Effective interest rate	5.7%	5.7%	5.6%
Average debt outstanding	$155,250	$125,227	$115,000

          As of December 31, 2017, December 31, 2016 and December 31, 2015, the outstanding balance on the Convertible Notes was $155,250, $155,250 and $115,000, respectively, and NMFC was in compliance with the terms of the Indenture on such dates.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2017

(in thousands, except share data)

Note 7. Borrowings (Continued)

          Unsecured Notes — On May 6, 2016, the Company issued $50,000 in aggregate principal amount of five-year unsecured notes that mature on May 15, 2021 (the "2016 Unsecured Notes"), pursuant to a note purchase agreement, dated May 4, 2016, to an institutional investor in a private placement. On September 30, 2016, the Company entered into an amended and restated note purchase agreement (the "NPA") and issued an additional $40,000 in aggregate principal amount of 2016 Unsecured Notes to institutional investors in a private placement. On June 30, 2017, the Company issued $55,000 in aggregate principal amount of five-year unsecured notes that mature on July 15, 2022 (the "2017A Unsecured Notes" and together with the 2016 Unsecured Notes, the "Unsecured Notes"), pursuant to the NPA and a supplement to the NPA. The NPA provides for future issuances of Unsecured Notes in separate series or tranches. The Unsecured Notes are equal in priority with the Company other unsecured indebtedness, including the Company's Convertible Notes.

          The 2016 Unsecured Notes bear interest at an annual rate of 5.313%, payable semi-annually on May 15 and November 15 of each year, which commenced on November 15, 2016. The 2017A Unsecured Notes bear interest at an annual rate of 4.760%, payable semi-annually on January 15 and July 15 of each year, which commences on January 15, 2018. These interest rates are subject to increase in the event that: (i) subject to certain exceptions, the Unsecured Notes or the Company ceases to have an investment grade rating or (ii) the aggregate amount of the Company's unsecured debt falls below $150,000. In each such event, the Company has the option to offer to prepay the Unsecured Notes at par, in which case holders of the Unsecured Notes who accept the offer would not receive the increased interest rate. In addition, the Company is obligated to offer to prepay the Unsecured Notes at par if the Investment Adviser, or an affiliate thereof, ceases to the Company's investment adviser or if certain change in control events occur with respect to the Investment Adviser.

          The NPA contains customary terms and conditions for unsecured notes issued in a private placement, including, without limitation, an option to offer to prepay all or a portion of the Unsecured Notes at par (plus a make-whole amount, if applicable), affirmative and negative covenants such as information reporting, maintenance of the Company's status as a BDC under the 1940 Act and a RIC under the Code, minimum stockholders' equity, minimum asset coverage ratio, and prohibitions on certain fundamental changes or any subsidiary guarantor, as well as customary events of default with customary cure and notice, including, without limitation, nonpayment, misrepresentation in a material respect, breach of covenant, cross-default under other indebtedness of the Company or certain significant subsidiaries, certain judgments and orders, and certain events of bankruptcy.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2017

(in thousands, except share data)

Note 7. Borrowings (Continued)

          The following table summarizes the interest expense and amortization of financing costs incurred on the Unsecured Notes for the years ended December 31, 2017, December 31, 2016 and December 31, 2015.

	Years Ended December 31,

	2017(1)	2016(2)	2015(3)

Interest expense	$6,098	$2,271	$—
Amortization of financing costs	$493	$202	$—
Weighted average interest rate	5.2%	5.3%	—%
Effective interest rate	5.6%	5.8%	—%
Average debt outstanding	$117,877	$65,500	$—

(1)
For the year ended December 31, 2017, amounts reported include the 2017A Unsecured Notes for the period from June 30, 2017 (issuance of the 2017A Unsecured Notes) to December 31, 2017.

(2)
For the year ended December 31, 2016, amounts reported relate to the period from May 6, 2016 (issuance of the 2016 Unsecured Notes) to December 31, 2016.

(3)
Not applicable, as the Unsecured Notes were issued on May 6, 2016.

          As of December 31, 2017 and December 31, 2016, the outstanding balance on the Unsecured Notes was $145,000 and $90,000, respectively, and the Company was in compliance with the terms of the NPA.

          SBA-guaranteed debentures — On August 1, 2014 and August 25, 2017, SBIC I and SBIC II received licenses from the SBA to operate as SBICs.

          A SBIC license allows SBICs to obtain leverage by issuing SBA-guaranteed debentures, subject to the issuance of a capital commitment by the SBA and other customary procedures. SBA-guaranteed debentures are non-recourse to the Company, interest only debentures with interest payable semi-annually and have a ten year maturity. The principal amount of SBA-guaranteed debentures is not required to be paid prior to maturity but may be prepaid at any time without penalty. The interest rate of SBA-guaranteed debentures is fixed on a semi-annual basis at a market-driven spread over U.S. Treasury Notes with ten year maturities. The SBA, as a creditor, will have a superior claim to the assets of SBIC I and SBIC II over the Company's stockholders in the event SBIC I and SBIC II are liquidated or the SBA exercises remedies upon an event of default.

          The maximum amount of borrowings available under current SBA regulations for a single licensee is $150,000 as long as the licensee has at least $75,000 in regulatory capital, receives a capital commitment from the SBA and has been through an examination by the SBA subsequent to licensing.

          As of December 31, 2017 and December 31, 2016, SBIC I had regulatory capital of $75,000 and $75,000, respectively, and SBA-guaranteed debentures outstanding of $150,000 and $121,745, respectively. As of December 31, 2017, SBIC II had regulatory capital of $2,500 and no SBA-guaranteed debentures outstanding. The SBA-guaranteed debentures incur upfront fees of 3.425%, which consists of a 1.00% commitment fee and a 2.425% issuance discount, which are amortized over the life of the SBA-guaranteed debentures.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2017

(in thousands, except share data)

Note 7. Borrowings (Continued)

          The following table summarizes the Company's SBA-guaranteed debentures as of December 31, 2017.

Issuance Date	Maturity Date	Debenture Amount	Interest Rate	SBA Annual Charge

Fixed SBA-guaranteed debentures:
March 25, 2015	March 1, 2025	$37,500	2.517%	0.355%
September 23, 2015	September 1, 2025	37,500	2.829%	0.355%
September 23, 2015	September 1, 2025	28,795	2.829%	0.742%
March 23, 2016	March 1, 2026	13,950	2.507%	0.742%
September 21, 2016	September 1, 2026	4,000	2.051%	0.742%
September 20, 2017	September 1, 2027	13,000	2.518%	0.742%
Interim SBA-guaranteed debentures:
	March 1, 2028(1)	9,255	1.769%	0.742%
	March 1, 2028(1)	6,000	1.781%	0.742%

Total SBA-guaranteed debentures		$150,000

(1)
Estimated maturity date as interim SBA-guaranteed debentures are expected to pool in March 2018.

          Prior to pooling, the SBA-guaranteed debentures bear interest at an interim floating rate of LIBOR plus 0.30%. Once pooled, which occurs in March and September each year, the SBA-guaranteed debentures bear interest at a fixed rate that is set to the current 10-year treasury rate plus a spread at each pooling date.

          The following table summarizes the interest expense and amortization of financing costs incurred on the SBA-guaranteed debentures for the years ended December 31, 2017, December 31, 2016 and December 31, 2015.

	Year Ended December 31,

	2017	2016	2015

Interest expense	$4,160	$3,758	$1,701
Amortization of financing costs	$444	$403	$240
Weighted average interest rate	3.1%	3.1%	2.4%
Effective interest rate	3.5%	3.5%	2.7%
Average debt outstanding	$132,572	$119,819	$71,921

          The SBIC program is designed to stimulate the flow of private investor capital into eligible small businesses, as defined by the SBA. Under SBA regulations, SBICs are subject to regulatory requirements, including making investments in SBA-eligible businesses, investing at least 25.0% of its investment capital in eligible smaller businesses, as defined under the 1958 Act, placing certain limitations on the financing terms of investments, regulating the types of financing, prohibiting investments in small businesses with certain characteristics or in certain industries and requiring capitalization thresholds that limit distributions to the Company. SBICs are subject to an annual periodic examination by an SBA examiner to determine the SBIC's compliance with the relevant SBA regulations and an annual financial audit of its financial statements that are prepared on a

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2017

(in thousands, except share data)

Note 7. Borrowings (Continued)

basis of accounting other than GAAP (such as ASC 820) by an independent auditor. As of December 31, 2017, December 31, 2016 and December 31, 2015, SBIC I was in compliance with SBA regulatory requirements and as of December 31, 2017, SBIC II was in compliance with SBA regulatory requirements.

          Leverage risk factors — The Company utilizes and may utilize leverage to the maximum extent permitted by the law for investment and other general business purposes. The Company's lenders will have fixed dollar claims on certain assets that are superior to the claims of the Company's common stockholders, and the Company would expect such lenders to seek recovery against these assets in the event of a default. The use of leverage also magnifies the potential for gain or loss on amounts invested. Leverage may magnify interest rate risk (particularly on the Company's fixed-rate investments), which is the risk that the prices of portfolio investments will fall or rise if market interest rates for those types of securities rise or fall. As a result, leverage may cause greater changes in the Company's net asset value. Similarly, leverage may cause a sharper decline in the Company's income than if the Company had not borrowed. Such a decline could negatively affect the Company's ability to make dividend payments to its stockholders. Leverage is generally considered a speculative investment technique. The Company's ability to service any debt incurred will depend largely on financial performance and will be subject to prevailing economic conditions and competitive pressures.

Note 8. Regulation

          The Company has elected to be treated, and intends to comply with the requirements to continue to qualify annually, as a RIC under Subchapter M of the Code. In order to continue to qualify and be subject to tax as a RIC, among other things, the Company is required to timely distribute to its stockholders at least 90.0% of investment company taxable income, as defined by the Code, for each year. The Company, among other things, intends to make and will continue to make the requisite distributions to its stockholders, which will generally relieve the Company from U.S. federal, state, and local income taxes (excluding excise taxes which may be imposed under the Code).

          Additionally, as a BDC, the Company must not acquire any assets other than "qualifying assets" specified in the 1940 Act unless, at the time the acquisition is made, at least 70.0% of its total assets are qualifying assets (with certain limited exceptions). In addition, the Company must offer to make available to all eligible portfolio companies managerial assistance.

Note 9. Commitments and Contingencies

          In the normal course of business, the Company may enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Company may also enter into future funding commitments such as revolving credit facilities, bridge financing commitments or delayed draw commitments. As of December 31, 2017, the Company had unfunded commitments on revolving credit facilities of $23,716, no outstanding bridge financing commitments and other future funding commitments of $53,712. As of December 31, 2016, the Company had unfunded commitments on revolving credit facilities of $27,915, no outstanding

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2017

(in thousands, except share data)

Note 9. Commitments and Contingencies (Continued)

bridge financing commitments and other future funding commitments of $16,368. The unfunded commitments on revolving credit facilities and delayed draws are disclosed on the Company's respective Consolidated Schedules of Investments.

          The Company also has revolving borrowings available under the Holdings Credit Facility and the NMFC Credit Facility as of December 31, 2017 and December 31, 2016. See Note 7. Borrowings, for details.

          The Company may from time to time enter into financing commitment letters. As of December 31, 2017 and December 31, 2016, the Company had commitment letters to purchase investments in the aggregate par amount of $13,907 and $14,818, respectively, which could require funding in the future.

          As of December 31, 2017 and December 31, 2016, the Company had unfunded commitments related to an equity investment in SLP II of $0 and $7,940, respectively, which was funded at the Company's discretion.

          As of December 31, 2017, the Company owed $12,000 related to a settlement agreement with a trustee of Black Elk Energy Offshore Operations, LLC. The Company will make semi-annual payments of $3,000 beginning in June 2018 with the final payment due in December 2019.

Note 10. Distributions

          Differences between taxable income and the results of operations for financial reporting purposes may be permanent or temporary in nature. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. During the years ended December 31, 2017, December 31, 2016 and December 31, 2015, the Company's reclassifications of amounts for book purposes arising from permanent book/tax differences related to return of capital distributions were as follows:

	Year Ended December 31,

	2017	2016	2015

Undistributed net investment income	$35,793	$(1,435)	$141
Distributions in excess of net realized gains	—	(21,572)	—
Additional paid-in-capital	(35,793)	23,007	(141)

          For U.S. federal income tax purposes, distributions paid to stockholders of the Company are reported as ordinary income, return of capital, long term capital gains or a combination thereof. The

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2017

(in thousands, except share data)

Note 10. Distributions (Continued)

tax character of distributions paid by the Company for the years ended December 31, 2017, December 31, 2016 and December 31, 2015 were estimated to be as follows:

	Year Ended December 31,

	2017	2016	2015

Ordinary income (non-qualified)	$72,150	$79,415	$80,967
Ordinary income (qualified)	—	—	—
Capital gains	—	—	—
Return of capital	28,755	9,349	35

Total	$100,905	$88,764	$81,002

          As of December 31, 2017, December 31, 2016 and December 31, 2015, the costs of investments for the Company for tax purposes were $1,799,563, $1,602,607 and $1,587,189, respectively.

	December 31, 2017(1)	December 31, 2016(1)

Tax cost	$1,799,563	$1,602,607
Gross unrealized appreciation on investments	63,167	42,335
Gross unrealized depreciation on investments	(11,858)	(56,907)

Total investments at fair value	$1,850,872	$1,588,035

(1)
Includes securities purchased under collateralized agreement to resell.

          At December 31, 2017, December 31, 2016 and December 31, 2015, the components of distributable earnings on a tax basis differ from the amounts reflected per the Company's Consolidated Statements of Assets and Liabilities by temporary book/tax differences primarily arising from differences between the tax and book basis of the Company's investment in securities held directly as well as through the Predecessor Operating Company and undistributed income.

          As of December 31, 2017, December 31, 2016 and December 31, 2015, the Company's components of accumulated earnings (deficit) on a tax basis were as follows:

	Year Ended December 31,

	2017	2016	2015

Accumulated capital gains (capital loss carryforwards)	$(70,701)	$(39,517)	$(19,081)
Other temporary differences	11,521	2,072	2,991
Undistributed ordinary income		—	—
Unrealized (appreciation) depreciation	39,928	(26,093)	(57,424)

Total	$(19,252)	$(63,538)	$(73,514)

          The Company is subject to a 4.0% nondeductible federal excise tax on certain undistributed income unless the Company distributes, in a timely manner as required by the Code, an amount at

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2017

(in thousands, except share data)

Note 10. Distributions (Continued)

least equal to the sum of (1) 98.0% of its net ordinary income earned for the calendar year and (2) 98.2% of its capital gain net income for the one-year period ending October 31 in the calendar year. For the year ended December 31, 2017, the Company does not expect to incur any excise taxes. For the years ended December 31, 2016 and December 31, 2015, the Company did not incur any excise taxes.

          The following information is hereby provided with respect to distributions declared during the calendar years ended December 31, 2017, December 31, 2016 and December 31, 2015:

	Year Ended December 31,

(unaudited)	2017	2016	2015

Distributions per share	$1.36	$1.36	$1.36
Ordinary dividends	71.50%	89.46%	99.96%
Long-term capital gains	—%	—%	—%
Qualified dividend income	—%	—%	—%
Dividends received deduction	—%	—%	—%
Interest-related dividends(1)	92.59%	89.78%	90.71%
Qualified short-term capital gains(1)	—%	—%	—%
Return of capital	28.50%	10.54%	0.04%

(1)
Represents the portion of the taxable ordinary dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

          Dividends and distributions that were reinvested through the Company's dividend reinvestment plan are treated, for tax purposes, as if they had been paid in cash. Therefore, stockholders who participated in the dividend reinvestment plan should also refer to the information as provided in the table above.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2017

(in thousands, except share data)

Note 11. Net Assets

          The table below illustrates the effect of certain transactions on the net asset accounts of the Company:

	Common Stock		Treasury Stock at	Paid in Capital in	Accumulated Undistributed Net Investment	Accumulated Undistributed Net Realized	Net Unrealized Appreciation	Total

	Shares	Par Amount	Cost	Excess of Par	Income	Gains (Losses)	(Depreciation)	Net Assets

Balance at December 31, 2014	57,997,890	$580	$—	$817,129	$2,530	$14,131	$(32,200)	$802,170
Issuances of common stock	6,007,497	60	—	83,010	—	—	—	83,070
Deferred offering costs	—	—	—	(285)	—	—	—	(285)
Distributions declared	—	—	—	—	(81,002)	—	—	(81,002)
Net increase (decrease) in net assets resulting from operations	—	—	—	—	82,495	(12,789)	(36,751)	32,955
Tax reclassifications related to return of capital distributions (See Note 10)	—	—	—	(141)	141	—	—	—

Balance at December 31, 2015	64,005,387	$640	$—	$899,713	$4,164	$1,342	$(68,951)	$836,908
Issuances of common stock	5,750,000	58	—	79,005	—	—	—	79,063
Repurchases of common stock	(248,499)	—	(2,948)	—	—	—	—	(2,948)
Reissuance of common stock	210,926	—	2,488	465	—	—	—	2,953
Deferred offering costs	—	—	—	(328)	—	—	—	(328)
Distributions declared	—	—	—	—	(88,764)	—	—	(88,764)
Net increase (decrease) in net assets resulting from operations	—	—	—	—	88,108	(16,717)	40,287	111,678
Tax reclassifications related to return of capital distributions (See Note 10)	—	—	—	23,007	(1,435)	(21,572)	—	—

Balance at December 31, 2016	69,717,814	$698	$(460)	$1,001,862	$2,073	$(36,947)	$(28,664)	$938,562
Issuances of common stock	6,179,706	61	—	87,552	—	—	—	87,613
Reissuance of common stock	37,573	—	460	100	—	—	—	560
Other	—	—	—	(81)	—	—	—	(81)
Deferred offering costs	—	—	—	(172)	—	—	—	(172)
Distributions declared	—	—	—	—	(100,905)	—	—	(100,905)
Net increase (decrease) in net assets resulting from operations	—	—	—	—	102,204	(39,734)	46,928	109,398
Tax reclassifications related to return of capital distributions (See Note 10)	—	—	—	(35,793)	35,793	—	—	—

Balance at December 31, 2017	75,935,093	$759	$—	$1,053,468	$39,165	$(76,681)	$18,264	$1,034,975

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2017

(in thousands, except share data)

Note 12. Earnings Per Share

          The following information sets forth the computation of basic and diluted net increase in the Company's net assets per share resulting from operations for the years ended December 31, 2017, December 31, 2016 and December 31, 2015:

	Year Ended December 31,

	2017	2016	2015

Earnings per share — basic
Numerator for basic earnings per share:	$109,398	$111,678	$32,955
Denominator for basic weighted average share:	74,171,268	64,918,191	59,715,290

Basic earnings per share:	$1.47	$1.72	$0.55

Earnings per share — diluted(1)
Numerator for increase in net assets per share	$109,398	$111,678	$32,955
Adjustment for interest on Convertible Notes and incentive fees, net	6,210	5,007	4,600

Numerator for diluted earnings per share:	$115,608	$116,685	$37,555
Denominator for basic weighted average share	74,171,268	64,918,191	59,715,290
Adjustment for dilutive effect of Convertible Notes	9,824,127	7,945,196	7,252,799

Denominator for diluted weighted average share	83,995,395	72,863,387	66,968,089

Diluted earnings per share	$1.38	$1.60	$0.55

(1)
In applying the if-converted method, conversion is not assumed for purposes of computing diluted earnings per share if the effect would be anti-dilutive. For the year ended December 31, 2015, there was anti-dilution. For the years ended December 31, 2017 and December 31, 2016, there was no anti-dilution.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2017

(in thousands, except share data)

Note 13. Financial Highlights

          The following information sets forth the financial highlights for the Company for the years ended December 31, 2017, December 31, 2016, December 31, 2015, December 31, 2014 and December 31, 2013.

	Year Ended December 31,

	2017	2016	2015	2014	2013

Per share data(1):
Net asset value at the beginning of the period	$13.46	$13.08	$13.83	$14.38	$14.06
Net investment income	1.38	1.36	1.38	1.10	—
Net realized and unrealized gains (losses)(2)	0.15	0.38	(0.77)	(0.80)	—
Net increase (decrease) in net assets resulting from operations allocated from NMF Holdings:
Net investment income(3)	—	—	—	0.44	1.45
Net realized and unrealized gains (losses)(2)(3)	—	—	—	0.19	0.35

Total net increase	1.53	1.74	0.61	0.93	1.80
Distributions declared to stockholders from net investment income	(1.36)	(1.36)	(1.36)	(1.36)	(1.45)
Distributions declared to stockholders from net realized gains	—	—	—	(0.12)	(0.03)

Net asset value at the end of the period	$13.63	$13.46	$13.08	$13.83	$14.38

Per share market value at the end of the period	$13.55	$14.10	$13.02	$14.94	$15.04

Total return based on market value(4)	5.54%	19.68%	(4.00)%	9.66%	11.62%
Total return based on net asset value(5)	11.77%	13.98%	4.32%	6.56%	13.27%
Shares outstanding at end of period	75,935,093	69,717,814	64,005,387	57,997,890	45,224,755
Average weighted shares outstanding for the period	74,171,268	64,918,191	59,715,290	51,846,164	35,092,722
Average net assets for the period	$1,011,562	$863,193	$832,805	$749,732	$502,822
Ratio to average net assets(6):
Net investment income	10.10%	10.21%	9.91%	10.68%	10.10%
Total expenses, before waivers/reimbursements	10.23%	9.91%	9.28%	7.65%	8.53%
Total expenses, net of waivers/reimbursements	9.45%	9.27%	8.57%	7.41%	8.13%

(1)
Per share data is based on weighted average shares outstanding for the respective period (except for distributions declared to stockholders which is based on actual rate per share).

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2017

(in thousands, except share data)

Note 13. Financial Highlights (Continued)

(2)
Includes the accretive effect of common stock issuances per share, which for the years ended December 31, 2017, December 31, 2016, December 31, 2015, December 31, 2014 and December 31, 2013 were $0.05, $0.02, $0.06, $0.05 and $0.04, respectively.

(3)
For the years ended December 31, 2014 and December 31, 2013, per share data is based on the summation of the per share results of operations items over the outstanding shares for the period in which the respective line items were realized or earned.

(4)
Total return is calculated assuming a purchase of common stock at the opening of the first day of the period and a sale on the closing of the last business day of the respective period ends. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Company's dividend reinvestment plan.

(5)
Total return is calculated assuming a purchase at net asset value on the opening of the first day of the period and a sale at net asset value on the last day of the period. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at the net asset value on the last day of the respective quarter.

(6)
Ratio to average net assets for the years ended December 31, 2014 and December 31, 2013 is based on the summation of the results of operations items over the net assets for the period in which the respective line items were realized or earned. For the year ended December 31, 2014, the Company is reflecting its net investment income and expenses as well as its proportionate share of the Predecessor Operating Company's net investment income and expenses. For the year ended December 31, 2013, the Company is reflecting its proportionate share of the Predecessor Operating Company's net investment income and expenses.

          The following information sets forth the financial highlights for the Company for the years ended December 31, 2017, December 31, 2016, December 31, 2015 and December 31, 2014, and NMF Holdings for the year ended December 31, 2013.

	NMFC Year Ended December 31,				NMF Holdings Year Ended December 31,

	2017	2016	2015	2014	2013

Average debt outstanding — Holdings Credit Facility(1)	$345,174	$341,055	$394,945	$243,693	$184,124
Average debt outstanding — SLF Credit Facility(2)	—	—	—	208,377	214,317
Average debt outstanding — Convertible Notes(3)	155,250	125,227	115,000	115,000	—
Average debt outstanding — SBA-guaranteed debentures(4)	132,572	119,819	71,921	29,167	—
Average debt outstanding — Unsecured Notes(5)	117,877	65,500	—	—	—
Average debt outstanding — NMFC Credit Facility(6)	54,853	66,876	60,477	11,227	—
Asset coverage ratio(7)	240.76%	259.34%	234.05%	226.70%	257.73%
Portfolio turnover(8)	41.98%	36.07%	33.93%	29.51%	40.52%

(1)
For the year ended December 31, 2014, average debt outstanding represents the Company's average debt outstanding as well as the Company's proportionate share of the Predecessor Operating Company's average debt outstanding. The average debt outstanding for the year ended December 31, 2014 at the Holdings Credit Facility was $244,598.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2017

(in thousands, except share data)

Note 13. Financial Highlights (Continued)

(2)
For the year ended December 31, 2014, average debt outstanding represents the Company's average debt outstanding as well as the Company's proportionate share of the Predecessor Operating Company's average debt outstanding for the period January 1, 2014 to December 17, 2014 (date of SLF Credit Facility merger with and into the Holdings Credit Facility). The average debt outstanding for the period January 1, 2014 to December 17, 2014 at the SLF Credit Facility was $209,333.

(3)
For the year ended December 31, 2014, average debt outstanding represents the period from June 3, 2014 (issuance of the Convertible Notes) to December 31, 2014.

(4)
For the year ended December 31, 2014, average debt outstanding represents the period from November 17, 2014 (date of initial SBA-guaranteed debenture borrowing) to December 31, 2014.

(5)
For the year ended December 31, 2016, average debt outstanding represents the period from May 6, 2016 (issuance of the Unsecured Notes) to December 31, 2016.

(6)
For the year ended December 31, 2014, average debt outstanding represents the period from June 4, 2014 (commencement of the NMFC Credit Facility) to December 31, 2014.

(7)
On November 5, 2014, the Company received exemptive relief from the SEC allowing the Company to modify the asset coverage requirement to exclude the SBA-guaranteed debentures from this calculation.

(8)
For the year ended December 31, 2014, portfolio turnover represents the investment activity of the Predecessor Operating Company and the Company.

Note 14. Selected Quarterly Financial Data (unaudited)

          The below selected quarterly financial data is for the Company.

(in thousands except for per share data)

	Total Investment Income		Net Investment Income		Total Net Realized Gains (Losses) and Net Changes in Unrealized Appreciation (Depreciation) of Investments(1)		Net Increase (Decrease) in Net Assets Resulting from Operations

Quarter Ended	Total	Per Share	Total	Per Share	Total	Per Share	Total	Per Share

December 31, 2017	$53,244	$0.70	$26,683	$0.35	$194	$—	$26,877	$0.35
September 30, 2017	51,236	0.68	26,292	0.35	(1,516)	(0.02)	24,776	0.33
June 30, 2017	50,019	0.66	25,798	0.34	1,530	0.02	27,328	0.36
March 31, 2017	43,307	0.62	23,431	0.34	6,986	0.10	30,417	0.44
December 31, 2016	$43,784	$0.64	$22,980	$0.34	$10,875	$0.16	$33,855	$0.50
September 30, 2016	41,834	0.66	21,729	0.34	3,350	0.05	25,079	0.39
June 30, 2016	41,490	0.65	21,832	0.34	22,861	0.36	44,693	0.70
March 31, 2016	40,976	0.64	21,567	0.34	(13,516)	(0.21)	8,051	0.13
December 31, 2015	$41,967	$0.66	$22,521	$0.35	$(42,548)	$(0.66)	$(20,027)	$(0.31)
September 30, 2015	37,447	0.64	20,659	0.35	(10,855)	(0.18)	9,804	0.17
June 30, 2015	37,905	0.65	20,253	0.35	11	—	20,264	0.35
March 31, 2015	36,536	0.63	19,062	0.33	3,852	0.07	22,914	0.40

(1)
Includes securities purchased under collateralized agreements to resell, benefit (provision) for taxes and the accretive effect of common stock issuances per share, if applicable.

Notes to the Consolidated Financial Statements of
New Mountain Finance Corporation (Continued)

December 31, 2017

(in thousands, except share data)

Note 15. Recent Accounting Standards Updates

          In January 2016, the FASB issued Accounting Standards Update No. 2016-01, Financial Instruments — Overall Subtopic 825-10 — Recognition and Measurement of Financial Assets and Financial Liabilities ("ASU 2016-01"). ASU 2016-01 amends certain aspects of recognition, measurement, presentation and disclosure of financial assets and liabilities. ASU 2016-01 is effective for financial statements issued for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years. The new guidance must be applied by means of a cumulative-effect adjustment to the balance sheet as of the beginning of the fiscal year of adoption. The amendments related to equity securities without readily determinable fair values (including disclosure requirements) should be applied prospectively to equity investments that exist as of the date of adoption of ASU 2016-01. The adoption of ASU 2016-01 is not expected to have a material impact on the Company's consolidated financial statements and disclosures.

Note 16. Subsequent Events

          On January 25, 2018, the Company entered into a Commitment Increase Agreement (the "Commitment Agreement") related to the NMFC Credit Facility. The Commitment Agreement increases the total commitments under the NMFC Credit Facility from $122,500 to $150,000 from existing lenders in accordance with the accordion feature of the NMFC Credit Facility.

          On January 30, 2018, the Company entered into a second supplement (the "Supplement") to its Amended and Restated Note Purchase Agreement, dated September 30, 2016 (the "NPA"). Pursuant to the Supplement, on January 30, 2018, the Company issued to certain institutional investors identified therein, in a private placement, $90,000 in aggregate principal amount of 4.87% Series 2018A Notes due January 30, 2023 (the "2018A Unsecured Notes") as an additional series of notes under the NPA. Except as set forth in the Supplement, the 2018A Unsecured Notes have the same terms as the $90,000 in aggregate principal amount of the 2016 Unsecured Notes and the $55,000 in aggregate principal amount of the 2017A Unsecured Notes (collectively, the "Prior Notes") that the Company previously issued pursuant to the NPA and the first supplement thereto, respectively. The 2018A Unsecured Notes will rank equal in priority with the Company's other unsecured indebtedness, including the Prior Notes. Interest on the 2018A Unsecured Notes will be payable semi-annually in arrears on February 15 and August 15 of each year, commencing on August 15, 2018.

          On February 21, 2018, the Company's board of directors declared a first quarter 2018 distribution of $0.34 per share payable on March 29, 2018 to holders of record as of March 15, 2018.

          On February 27, 2018, the Company entered into Amendment No. 3 (the "Amendment") to the NMFC Credit Facility. The Amendment extends the term of the NMFC Credit Facility from the existing maturity date of June 4, 2019 to June 4, 2022. After June 4, 2019, the capacity under the NMFC Credit Facility will be reduced from the existing amount of $150,000 to $135,000.

$100,000,000

New Mountain Finance Corporation

5.75% Convertible Notes due 2023

PROSPECTUS SUPPLEMENT

Wells Fargo Securities

The date of this prospectus supplement is August 15, 2018.